As filed with the Securities and Exchange Commission

                                on March 19, 1996

                       Registration No. 2-97817; 811-4305


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ ]

                         Post-Effective Amendment No. 42     [X]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                                Amendment No. 44    [X]

                        (Check appropriate box or boxes)
                            ------------------------
                               NATIONS FUND TRUST
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:
    Robert M. Kurucza, Esq.                         Carl Frischling, Esq.
    Marco E. Adelfio, Esq.                          Kramer, Levin, Naftalis,
    Morrison & Foerster LLP                           Nessen, Kamin & Frankel
    2000 Pennsylvania Ave., N.W.                    919 3rd Avenue
    Suite 5500                                      New York, New York 10022
    Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

 [ ] Immediately upon filing pursuant         [X]  on April 1, 1996, pursuant
     to Rule 485(b), or                            to Rule 485(b), or

 [ ] 60 days after filing pursuant            [ ]  on (date) pursuant
     to Rule 485(a), or                            to Rule 485(a).
 [ ] 75 days after filing pursuant to         [ ]  on (date) pursuant to
     paragraph (a)(2)                              paragraph (a)(2) of rule 485

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant, without par value, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed on January 26, 1996, the notice required by Rule 24f-2 for its fiscal year ended November 30, 1995 (File No. 2-97817; 811-4305).

         This Post-Effective Amendment is being filed in order to provide updated financial information relating to the Funds of Nations Fund Trust.

                               NATIONS FUND TRUST
                              CROSS REFERENCE SHEET



Part A
Item No.                                                               Prospectus

  1.   Cover Page ................................................     Cover Page

  2.   Synopsis ..................................................     Expenses Summary

  3.   Condensed Financial
       Information ................................................    Expenses Summary; How
                                                                       Performance Is Shown
  4.   General Description of
       Registrant .................................................    Cover Page; Objectives; How
                                                                       Objectives Are Pursued; Organization And
                                                                       History

  5.  Management of the Fund .....................................     How The Funds Are Managed

  6.  Capital Stock and Other
      Securities .................................................     How to Buy Shares; How The Funds
                                                                       Value Their Shares; How Dividends And
                                                                       Distributions Are Made; Tax Information
  7.  Purchase of Securities Being
      Offered ....................................................     Cover Page; How To Buy Shares

  8.  Redemption or Repurchase ...................................     How To Redeem Shares; How To
                                                                       Exchange Shares

  9.  Legal Proceedings ..........................................     Inapplicable

Part B
Item No.

10.   Cover Page..................................................     Cover Page

11.   Table of Contents...........................................     Table of Contents

12.   General Information and
      History.....................................................     Introduction



13.   Investment Objectives and
      Policies....................................................     Additional Information on Fund
                                                                       Investments

14.   Management of the Fund......................................     Investment Advisory, Administration,
                                                                       Custody, Transfer Agency,
                                                                       Shareholder Servicing,
                                                                       Shareholder Administration &
                                                                       Distribution Agreements

15.   Control Persons and Principal
      Holders of Securities.......................................     Miscellaneous

16.   Investment Advisory and Other Services......................     Investment Advisory, Administration,
                                                                       Custody, Transfer Agency,
                                                                       Shareholder Servicing,
                                                                       Shareholder Administration &
                                                                       Distribution Agreements


17.   Brokerage Allocation .......................................     Fund Transactions and Brokerage

18.   Capital Stock and Other
      Securities..................................................     Description of Shares

19.   Purchase, Redemption and Pricing
      of Securities Being Offered.................................     Net Asset Value, Investment
                                                                       Advisory, Administration, Custody,
                                                                       Transfer Agency, Shareholder Servicing,
                                                                       Shareholder Administration & Distribution
                                                                       Agreements


20.   Tax Status..................................................     Additional Information Concerning
                                                                       Taxes

21.   Underwriters................................................     Investment Advisory, Administration
                                                                       Custody, Transfer Agency,
                                                                       Shareholder Servicing,
                                                                       Shareholder Administration &
                                                                       Distribution Agreements


22.   Calculation of Performance Data.............................     Additional Information on
                                                                       Performance


23.   Financial Statements........................................     Independent Accountants and
                                                                       Reports

Part C
Item No.                                                         Other Information

                                                                 Information  required  to be
                                                                 included in Part C is set forth
                                                                 under the appropriate  Item, so
                                                                 numbered,  in Part C of this
                                                                 Document


Prospectus


                                    PRIMARY A SHARES
                                       APRIL 1, 1996


MONEY MARKET FUNDS
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market
  Fund
Nations Tax Exempt Fund
EQUITY FUNDS
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund
BALANCED FUND
Nations Balanced Assets Fund
BOND FUNDS

Nations Short-Intermediate Government
  Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Global Government
  Income Fund
Nations Municipal Income Fund
Nations Short-Term Municipal Income
  Fund
Nations Intermediate Municipal
  Bond Fund
Nations Florida Intermediate Municipal
  Bond Fund

Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal
  Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
  Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate
  Municipal Bond Fund
Nations North Carolina Municipal Bond
  Fund
Nations South Carolina Intermediate
  Municipal Bond Fund
Nations South Carolina Municipal Bond
  Fund
Nations Tennessee Intermediate
  Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal
  Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal
  Bond Fund
Nations Virginia Municipal Bond Fund                           (NATIONS
                                                                 FUND
                                                          logo appears here)

INVESTMENT ADVISER: NationsBanc Advisors, Inc.
SUB-INVESTMENT ADVISER: TradeStreet Investment Associates, Inc.
SUB-INVESTMENT ADVISER: Nations Gartmore Investment Management
DISTRIBUTOR: Stephens Inc.


TR-96127-496


Prospectus


                                    PRIMARY A SHARES
                                       APRIL 1, 1996



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund"), of the Nations Fund Family ("Nations Fund" or
"Nations Fund Family"). This Prospectus describes one class of shares of each Fund -- Primary A
Shares (formerly called Trust A Shares). The Nations
Disciplined Equity Fund was formerly called "Nations
Special Equity Fund."



NATIONS PRIME FUND, NATIONS TREASURY FUND, NATIONS
GOVERNMENT MONEY MARKET FUND AND NATIONS TAX EXEMPT
FUND (THE "MONEY MARKET FUNDS") SEEK TO MAINTAIN A
NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS IN
THESE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY
THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE
THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE
NET ASSET VALUE OF $1.00 PER SHARE.



This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Primary A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end management investment company, is contained in separate Statements of Additional
Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios, each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to certain of the Funds and Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the other
Funds. As used herein the "Adviser" shall mean NBAI, TradeStreet and/or Nations Gartmore as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.







MONEY MARKET FUNDS:
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund
Nations Tax Exempt Fund

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund

BALANCED FUND:
Nations Balanced Assets Fund

BOND FUNDS:
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund

Nations Global Government Income Fund

Nations Municipal Income Fund
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Florida Intermediate Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund  For purchase, redemption and
Nations South Carolina Municipal Bond Fund               performance information call:
Nations Tennessee Intermediate                           1-800-626-2275
  Municipal Bond Fund
Nations Tennessee Municipal Bond Fund                    Nations Fund
Nations Texas Intermediate Municipal Bond Fund           c/o Stephens Inc.
Nations Texas Municipal Bond Fund                        One NationsBank Plaza
Nations Virginia Intermediate Municipal Bond Fund        33rd Floor
Nations Virginia Municipal Bond Fund                     Charlotte, NC 28255
                                                         (Nations Fund logo
                                                         appears here)


                          Table  Of  Contents


About The Funds             Prospectus Summary                                 3
                            Expenses Summary                                   6
                            Financial Highlights                              11
                            Objectives                                        34
                            How Objectives Are Pursued                        37
                            How Performance Is Shown                          51
                            How The Funds Are Managed                         53
                            Organization And History                          60







About Your                  How To Buy Shares                                 62
Investment                  How To Redeem Shares                              63
                            How To Exchange Shares                            63
                            How The Funds Value Their Shares                  64
                            How Dividends And Distributions Are Made;
                            Tax Information                                   64
                            Appendix A -- Portfolio Securities                66
                            Appendix B -- Description Of Ratings              76





                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds



   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



(Bullet) MONEY MARKET FUNDS:



         (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



         (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


         (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.


        (Bullet) Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


(Bullet) EQUITY FUNDS:



        (Bullet) Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



        (Bullet) Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.


        (Bullet) Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.


        (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets.


        (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).


        (Bullet) Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation.


        (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.


        (Bullet) Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.

        (Bullet) The investment objective of Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.


(Bullet) BALANCED FUND:



         (Bullet) Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.



(Bullet) BOND FUNDS:



         (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations.



         (Bullet) Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


         (Bullet) Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds.


         (Bullet) Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.


         (Bullet) Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities.


         (Bullet) Nations Global Government Income Fund's investment objective is to seek current income. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.



         (Bullet) Nations Municipal Income Fund's investment objective is to seek a high level of current interest income that is exempt from Federal income taxes. Such Fund invests primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax.


         (Bullet) Nations Short-Term Municipal Income Fund's investment objective is to seek a high level of current interest income that is exempt from Federal income taxes. Such Fund invests primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax.


         (Bullet) Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.


         (Bullet) Nations Florida Intermediate Municipal Bond Fund's and
                  Nations Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income and the Florida state intangibles tax, consistent with relative stability of principal.


         (Bullet) Nations Georgia Intermediate Municipal Bond Fund's and
                  Nations Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal.

         (Bullet) Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal.


         (Bullet) Nations North Carolina Intermediate Municipal Bond
                  Fund's and Nations North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes, consistent with the relative stability of principal.


         (Bullet) Nations South Carolina Intermediate Municipal Bond
                  Fund's and Nations South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal.


         (Bullet) Nations Tennessee Intermediate Municipal Bond Fund's and Nations Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal.


         (Bullet) Nations Texas Intermediate Municipal Bond Fund's and
                  Nations Texas Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income tax, consistent with the relative stability of principal.


         (Bullet) Nations Virginia Intermediate Municipal Bond Fund's and Nations Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.


(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Fund's investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. Since the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invest primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting such states or their subdivisions. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."



         Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to certain of the Funds and Nations Gartmore Investment Management provides sub-advisory services to the other Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Equity Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. The Money Market Funds and the Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.



NATIONS FUND MONEY MARKET FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                                                                Nations
                                                                                                              Government
                                                                           Nations Prime       Nations       Money Market
                                                                               Fund         Treasury Fund        Fund

Sales Load Imposed on Purchases                                                None             None             None
Deferred Sales Load                                                            None             None             None

                                                                              Nations
                                                                                Tax
                                                                              Exempt
                                                                               Fund
Sales Load Imposed on Purchases                                                None
Deferred Sales Load                                                            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                                           .14%             .14%             .12%
All Other Expenses (After Expense Reimbursements)                              .16%             .16%             .18%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)1       .30%             .30%             .30%

Management Fees (After Fee Waivers)1                                           .13%
All Other Expenses (After Expense Reimbursements)                              .17%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)1       .30%



1 See page 10 for a discussion of the actual expenses absent such fee waivers.



NATIONS FUND EQUITY/BALANCED FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                                Nations
                                                               Nations          Equity           Nations          Nations
                                                                Value           Income        International      Emerging
                                                                Fund             Fund          Equity Fund     Markets Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None


                                                               Nations
                                                           Pacific Growth
                                                                Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                                                 .75%             .70%             .90%             1.10%
All Other Expenses (After Expense Reimbursements)               .19%             .21%             .25%             .80%
Total Operating Expenses (After Expense Reimbursements)         .94%             .91%             1.15%            1.90%

Management Fees                                                 .90%
All Other Expenses (After Expense Reimbursements)               .80%
Total Operating Expenses (After Expense Reimbursements)         1.70%

NATIONS FUND EQUITY/BALANCED FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                               Nations          Nations          Nations          Nations
                                                               Capital         Emerging        Disciplined        Equity
                                                               Growth           Growth           Equity            Index
                                                                Fund             Fund             Fund             Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None

                                                               Nations
                                                              Balanced
                                                               Assets
                                                                Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                            .75%             .75%             .75%             .10%
All Other Expenses                                              .23%             .23%             .25%             .27%
Total Operating Expenses (After Fee Waivers)1                   .98%             .98%             1.00%            .37%

Management Fees (After Fee Waivers)1                            .75%
All Other Expenses                                              .24%
Total Operating Expenses (After Fee Waivers)1                   .99%



1 See page 10 for a discussion of the actual expenses absent such fee waivers.



NATIONS FUND BOND FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                              Nations
                                                              Short-         Nations        Nations                       Nations
                                                           Intermediate    Government     Short-Term       Nations       Strategic
                                                            Government     Securities       Income       Diversified       Fixed
                                                               Fund           Fund           Fund        Income Fund    Income Fund

Sales Load Imposed on Purchases                                None           None           None           None           None
Deferred Sales Load                                            None           None           None           None           None

                                                              Nations
                                                              Global
                                                            Government
                                                              Income
                                                               Fund
Sales Load Imposed on Purchases                                None
Deferred Sales Load                                            None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                           .40%           .50%           .30%           .50%           .50%
All Other Expenses (After Expense Reimbursements)1             .20%           .30%           .26%           .30%           .21%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                             .60%           .80%           .56%           .80%           .71%

Management Fees (After Fee Waivers)1                           .70%
All Other Expenses (After Expense Reimbursements)1             .60%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                             1.30%



1 See page 10 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.



NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES

SHAREHOLDER TRANSACTION EXPENSES
                                                                                Nations                           Nations
                                                               Nations        Short-Term         Nations          Florida
                                                              Municipal        Municipal      Intermediate     Intermediate
                                                               Income           Income          Municipal        Municipal
                                                                Fund             Fund           Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None


                                                               Nations
                                                               Florida
                                                              Municipal
                                                              Bond Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                            .40%             .30%             .30%             .30%
All Other Expenses (After Expense Reimbursements)1              .20%             .15%             .15%             .25%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .60%             .45%             .45%             .55%

Management Fees (After Fee Waivers)1                            .40%
All Other Expenses (After Expense Reimbursements)1              .20%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .60%



1 See page 10 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements..

NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                               Nations                           Nations
                                                               Georgia          Nations         Maryland          Nations
                                                            Intermediate        Georgia       Intermediate       Maryland
                                                              Municipal        Municipal        Municipal        Municipal
                                                              Bond Fund        Bond Fund        Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None

                                                               Nations
                                                                North
                                                              Carolina
                                                            Intermediate
                                                              Municipal
                                                              Bond Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                            .30%             .40%             .30%             .40%
All Other Expenses (After Expense Reimbursements)1              .25%             .20%             .25%             .20%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .55%             .60%             .55%             .60%

Management Fees (After Fee Waivers)1                            .30%
All Other Expenses (After Expense Reimbursements)1              .20%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .50%



1 See page 10 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.



NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                                Nations
                                                               Nations           South           Nations          Nations
                                                                North          Carolina           South          Tennessee
                                                              Carolina       Intermediate       Carolina       Intermediate
                                                              Municipal        Municipal        Municipal        Municipal
                                                              Bond Fund        Bond Fund        Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None


                                                               Nations
                                                              Tennessee
                                                              Municipal
                                                              Bond Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                            .40%             .30%             .40%             .30%
All Other Expenses (After Expense Reimbursements)1              .20%             .27%             .20%             .27%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .60%             .57%             .60%             .57%

Management Fees (After Fee Waivers)1                            .40%
All Other Expenses (After Expense Reimbursements)1              .20%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .60%



1 See page 10 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.



NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                              Nations                           Nations
                                                                               Texas           Nations         Virginia
                                                                           Intermediate         Texas        Intermediate
                                                                             Municipal        Municipal        Municipal
                                                                             Bond Fund        Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                                None             None             None
Deferred Sales Load                                                            None             None             None


                                                                              Nations
                                                                             Virginia
                                                                             Municipal
                                                                             Bond Fund
Sales Load Imposed on Purchases                                                None
Deferred Sales Load                                                            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                                           .30%             .40%             .30%
All Other Expenses (After Expense Reimbursements)1                             .27%             .20%             .26%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)1       .57%             .60%             .56%

Management Fees (After Fee Waivers)1                                           .40%
All Other Expenses (After Expense Reimbursements)1                             .20%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)1       .60%



1 See page 10 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.

EXAMPLES:


You would pay the following expenses on a $1,000 investment in Primary A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                                 Nations
                                                Government       Nations                         Nations         Nations
                 Nations         Nations          Money            Tax           Nations          Equity      International
                  Prime          Treasury         Market          Exempt          Value           Income          Equity
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 3             $ 3             $ 3             $ 3             $ 10            $  9            $ 12
3 Years            $10             $10             $10             $10             $ 30            $ 29            $ 37
5 Years            $17             $17             $17             $17             $ 52            $ 50            $ 63
10 Years           $38             $38             $38             $38             $115            $112            $140


                 Nations         Nations
                 Emerging        Pacific
                 Markets          Growth
                   Fund            Fund
1 Year             $19             $17
3 Years            $60             $54
5 Years            N/A             N/A
10 Years           N/A             N/A


                                                                                                 Nations
                                 Nations         Nations         Nations         Nations          Short-         Nations
                 Nations         Emerging      Disciplined        Equity         Balanced      Intermediate     Government
              Capital Growth      Growth          Equity          Index           Assets        Government      Securities
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 10            $ 10            $ 10            $ 4             $ 10            $ 6             $ 8
3 Years            $ 31            $ 31            $ 32            $12             $ 32            $19             $26
5 Years            $ 54            $ 54            $ 55            $21             $ 55            $33             $44
10 Years           $120            $120            $122            $47             $121            $75             $99


                 Nations         Nations
                Short-Term     Diversified
                  Income          Income
                   Fund            Fund
1 Year             $ 6             $ 8
3 Years            $18             $26
5 Years            $31             $44
10 Years           $70             $99


                                                                                                 Nations
                 Nations         Nations                         Nations         Nations         Florida         Nations
                Strategic         Global         Nations        Short-Term     Intermediate    Intermediate      Florida
                  Fixed         Government      Municipal       Municipal       Municipal       Municipal       Municipal
                  Income          Income          Income          Income           Bond            Bond            Bond
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 7             $13             $ 6             $ 5             $ 5             $ 6             $ 6
3 Years            $23             $41             $19             $14             $14             $18             $19
5 Years            $40             N/A             $33             $25             $25             $31             $33
10 Years           $88             N/A             $75             $57             $57             $69             $75


                 Nations         Nations
                 Georgia         Georgia
               Intermediate     Municipal
                Municipal          Bond
                Bond Fund          Fund
1 Year             $ 6             $ 6
3 Years            $18             $19
5 Years            $31             $33
10 Years           $69             $75


                                                 Nations                         Nations
                 Nations                          North          Nations          South          Nations         Nations
                 Maryland                        Carolina         North          Carolina         South         Tennessee
               Intermediate      Nations       Intermediate      Carolina      Intermediate      Carolina      Intermediate
                Municipal        Maryland       Municipal       Municipal       Municipal       Municipal       Municipal
                   Bond       Municipal Bond       Bond            Bond            Bond            Bond            Bond
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 6             $ 6             $ 5             $ 6             $ 6             $ 6             $ 6
3 Years            $18             $19             $16             $19             $18             $19             $18
5 Years            $31             $33             $28             $33             $32             $33             $32
10 Years           $69             $75             $63             $75             $71             $75             $71


                                 Nations
                 Nations          Texas
                Tennessee      Intermediate
                Municipal       Municipal
                   Bond            Bond
                   Fund            Fund
1 Year             $ 6             $ 6
3 Years            $19             $18
5 Years            $33             $32
10 Years           $75             $71


                                 Nations
                 Nations         Virginia        Nations
                  Texas        Intermediate      Virginia
                Municipal       Municipal       Municipal
                   Bond            Bond            Bond
                   Fund            Fund            Fund

1 Year             $ 6             $ 6             $ 6
3 Years            $19             $18             $19
5 Years            $33             $31             $33
10 Years           $75             $70             $75


The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary A Shares will bear either directly or indirectly. Except for the Nations Emerging Markets Fund, Nations Global Government Income Fund and Nations Pacific Growth Fund, which fees and expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers and reimbursements, "Management Fees", "Other Expenses" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .17% and .37%, respectively; Nations Treasury Fund -- .20%, 17% and .37%, respectively; Nations Government Money Market Fund -- .40%, .21% and .61%, respectively; Nations Tax Exempt
Fund -- .40%, .20% and .60%, respectively; Nations Government Securities
Fund -- .64%, .31% and .95%, respectively; Nations Diversified Income
Fund -- .60%, .33% and .93%, respectively; Nations Short-Term Income Fund
-- .60%, .25% and .86%, respectively; Nations Intermediate Municipal Bond
Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund and Nations South Carolina Intermediate Municipal Bond Fund -- .50%, .28% and .78%, respectively; Nations Municipal Income Fund -- .60%, .23% and .83%, respectively; Nations Short-Term Municipal Income Fund -- .50%, .20% and .70%, respectively; Nations Florida Municipal Bond Fund -- .60%, .25% and .85%, respectively; Nations Georgia Municipal Bond Fund, .60%, .30%, and .90%, respectively; Nations Maryland Municipal Bond Fund -- .60%, .46% and 1.06%, respectively; Nations North Carolina Municipal Bond Fund -- .60%, .26% and .86%, respectively; Nations South Carolina Municipal Bond Fund -- .60%, .29% and .89%, respectively; Nations Tennessee Municipal Bond Fund -- .60%, .48% and 1.08%, respectively; Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- .60%, .27% and .87%, respectively; Nations Virginia Intermediate Municipal Bond Fund -- .50%, .27% and .77%, respectively; Nations North Carolina Intermediate Municipal Bond Fund -- .50%, .23% and .70%, respectively; and Nations Tennessee Intermediate Municipal Bond Fund and Nations Texas Intermediate Municipal Bond Fund -- .50%, .30% and .80%, respectively. Absent expense reimbursements, "Other Expenses" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows: Nations Equity Income Fund -- .22% and .92%, respectively; and Nations International Equity Fund -- .26% and 1.16%, respectively. Absent fee waivers, "Management Fees" and "Total Operating Expenses" would have been Nations Equity Index
Fund -- .50% and .77%, respectively; Nations Short-Intermediate Government
Fund -- .60% and .80%, respectively; and Nations Strategic Fixed Income
Fund -- .60% and .81%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited, and where indicated, unaudited financial information on the following pages has been derived from the financial statements of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. The financial information for Nations Portfolios have not been audited by Price Waterhouse LLP. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.



FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS PRIME FUND

                                      SIX MONTHS
                                         ENDED              YEAR               YEAR               YEAR               YEAR
                                       11/30/95             ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES                      (UNAUDITED)         05/31/95            5/31/94            5/31/93            5/31/92
Operating performance:
Net asset value, beginning of
  period                             $      1.00        $      1.00        $      1.00        $      1.00       $     1.00
Net investment income                     0.0288             0.0519             0.0318             0.0328           0.0506
Dividends from net investment
  income                                 (0.0288)           (0.0519)           (0.0318)           (0.0328)         (0.0506)
Net asset value, end of period       $      1.00        $      1.00        $      1.00        $      1.00       $     1.00
Total return++                              2.93%              5.32%              3.22%              3.33%            5.19%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $ 2,751,290        $ 2,873,096        $ 2,883,762        $ 1,156,266       $  500,476
Ratio of operating expenses to
  average net assets                        0.30%+             0.30%              0.30%              0.30%            0.30%
Ratio of net investment income to
  average net assets                        5.75%+             5.23%              3.20%              3.25%            5.03%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements             0.37%+             0.38%              0.37%              0.36%            0.42%
Net investment income per share
  without waivers and/or
  reimbursements                     $    0.0285        $    0.0511        $    0.0311        $    0.0322       $   0.0494


                                         YEAR
                                         ENDED
PRIMARY A SHARES                        5/31/91
Operating performance:
Net asset value, beginning of
  period                            $     1.00
Net investment income                   0.0749
Dividends from net investment
  income                               (0.0749)
Net asset value, end of period      $     1.00
Total return++                            7.75%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)   $  574,993
Ratio of operating expenses to
  average net assets                      0.30%
Ratio of net investment income to
  average net assets                      7.47%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           0.44%
Net investment income per share
  without waivers and/or
  reimbursements                    $   0.0735


NATIONS PRIME FUND (CONT.)

                                                                             YEAR               YEAR               YEAR
                                                                             ENDED              ENDED              ENDED
PRIMARY A SHARES                                                            5/31/90            5/31/89            5/31/88
Operating performance:
Net asset value, beginning of period                                    $     1.00         $     1.00         $     1.00
Net investment income                                                       0.0855             0.0839             0.0675
Dividends from net investment income                                       (0.0855)           (0.0839)           (0.0675)
Net asset value, end of period                                          $     1.00         $     1.00         $     1.00
Total return++                                                                8.88%+++           8.71%+++           6.94%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                       $  433,298         $  115,295         $  264,063
Ratio of operating expenses to average net assets                             0.32%              0.35%              0.36%
Ratio of net investment income to average net assets                          8.43%              8.11%              6.73%
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                       0.50%+++           0.55%+++           0.56%+++
Net investment income per share without waivers and/or reimbursements   $   0.0731+++      $   0.0819+++      $   0.0655+++

                                                                            PERIOD
                                                                             ENDED
PRIMARY A SHARES                                                           5/31/87*
Operating performance:
Net asset value, beginning of period                                    $     1.00
Net investment income                                                       0.0277
Dividends from net investment income                                       (0.0277)
Net asset value, end of period                                          $     1.00
Total return++                                                                2.79%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                       $  252,562
Ratio of operating expenses to average net assets                             0.35%+
Ratio of net investment income to average net assets                          5.99%+
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                       0.65%+++
Net investment income per share without waivers and/or reimbursements   $   0.0247+++



  * The Nations Prime Fund Primary A Shares commenced operations on December 15, 1986.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TREASURY FUND

                                      SIX MONTHS
                                         ENDED              YEAR               YEAR               YEAR               YEAR
                                       11/30/95             ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES                      (UNAUDITED)          5/31/95            5/31/94            5/31/93            5/31/92
Operating performance:
Net asset value, beginning of
  period                             $      1.00        $      1.00        $      1.00        $      1.00       $      1.00
Net investment income                     0.0282             0.0494             0.0297             0.0307            0.0483
Dividends from net investment
  income                                 (0.0282)           (0.0494)           (0.0297)           (0.0307)          (0.0483)
Distributions from net realized
  capital gains                               --            (0.0000)**              --                 --                --
Net asset value, end of period       $      1.00        $      1.00        $      1.00        $      1.00       $      1.00
Total return++                              2.85%              5.05%              2.99%              3.12%             4.95%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $ 2,725,471        $ 2,896,868        $ 2,679,992        $ 2,956,796       $ 1,094,741
Ratio of operating expenses to
  average net assets                        0.30%+             0.30%              0.30%              0.30%             0.29%
Ratio of net investment income to
  average net assets                        5.63%+             4.99%              2.97%              3.02%             4.82%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements             0.36%+             0.35%              0.36%              0.36%             0.42%
Net investment income per share
  without waivers and/or
  reimbursements                     $    0.0279        $    0.0489        $    0.0292        $    0.0302       $    0.0470


                                         YEAR
                                         ENDED
PRIMARY A SHARES                        5/31/91
Operating performance:
Net asset value, beginning of
  period                            $     1.00
Net investment income                   0.0721
Dividends from net investment
  income                               (0.0721)
Distributions from net realized
  capital gains                             --
Net asset value, end of period      $     1.00
Total return++                            7.46%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)   $  955,186
Ratio of operating expenses to
  average net assets                      0.25%
Ratio of net investment income to
  average net assets                      7.04%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           0.43%
Net investment income per share
  without waivers and/or
  reimbursements                    $   0.0703


NATIONS TREASURY FUND (CONT.)

                                                                             YEAR               YEAR               YEAR
                                                                             ENDED              ENDED              ENDED
PRIMARY A SHARES                                                            5/31/90            5/31/89            5/31/88
Operating performance:
Net asset value, beginning of period                                    $     1.00          $    1.00         $     1.00
Net investment income                                                       0.0829             0.0802             0.0630
Dividends from net investment income                                       (0.0829)           (0.0802)           (0.0630)
Distributions from net realized capital gains                                   --                 --                 --
Net asset value, end of period                                          $     1.00          $    1.00         $     1.00
Total return++                                                                8.61%+++           8.33%+++           6.49%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                       $  392,843          $  90,946         $  111,414
Ratio of operating expenses to average net assets                             0.25%              0.39%              0.38%
Ratio of net investment income to average net assets                          8.18%              7.93%              6.31%
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                       0.59%+++           0.58%+++           0.65%+++
Net investment income per share without waivers and/or reimbursements   $   0.0693+++       $  0.0783+++      $   0.0603+++

                                                                            PERIOD
                                                                             ENDED
PRIMARY A SHARES                                                           5/31/87*
Operating performance:
Net asset value, beginning of period                                     $    1.00
Net investment income                                                       0.0262
Dividends from net investment income                                       (0.0262)
Distributions from net realized capital gains                                   --
Net asset value, end of period                                           $    1.00
Total return++                                                                2.64%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                        $  66,221
Ratio of operating expenses to average net assets                             0.35%+
Ratio of net investment income to average net assets                          5.68%+
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                       0.75%+++
Net investment income per share without waivers and/or reimbursements    $  0.0222+++



  * Nations Treasury Fund Primary A Shares commenced operations on December 15, 1986.

 ** Amount represents less than $0.0001.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GOVERNMENT MONEY MARKET FUND

                                                                   YEAR             YEAR             YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                                 11/30/95         11/30/94         11/30/93         11/30/92
Operating performance:
Net asset value, beginning of year                              $    1.00        $    1.00        $    1.00       $    1.00
Net investment income                                              0.0558           0.0375           0.0294          0.0358
Distributions:
Dividends from net investment income                              (0.0558)         (0.0375)         (0.0294)        (0.0358)
Distributions from net realized gains                                  --          (0.0000)#             --              --
Total distributions                                               (0.0558)         (0.0375)         (0.0294)        (0.0358)
Net asset value, end of year                                    $    1.00        $    1.00        $    1.00       $    1.00
Total return++                                                       5.72%            3.84%            2.96%           3.63%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                 $ 332,895        $ 432,729        $ 475,180       $ 414,412
Ratio of operating expenses to average net assets                    0.30%            0.30%            0.30%           0.42%
Ratio of net investment income to average net assets                 5.58%            3.79%            2.91%           3.55%
Ratio of operating expenses to average net assets without
  waivers                                                            0.57%            0.59%            0.56%           0.58%
Net investment income per share without waivers                 $  0.0531        $  0.0347        $  0.0269       $  0.0341

                                                                  PERIOD
                                                                   ENDED
PRIMARY A SHARES                                                 11/30/91*
Operating performance:
Net asset value, beginning of year                             $    1.00
Net investment income                                             0.0571
Distributions:
Dividends from net investment income                             (0.0571)
Distributions from net realized gains                                 --
Total distributions                                              (0.0571)
Net asset value, end of year                                   $    1.00
Total return++                                                      5.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                $ 333,979
Ratio of operating expenses to average net assets                   0.43%+
Ratio of net investment income to average net assets                5.49%+
Ratio of operating expenses to average net assets without
  waivers                                                           0.62%+
Net investment income per share without waivers                $  0.0551



  * Nations Government Money Market Fund Primary A Shares commenced operations on December 3, 1990.

  + Annualized.
 ++ Total return represents aggregate return for the periods indicated. +++ Unaudited.

 # Amount represents less than $0.0001 per share.


NATIONS TAX EXEMPT FUND

                                  YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                 ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
PRIMARY A SHARES                11/30/95        11/30/94        11/30/93        11/30/92        11/30/91        11/30/90
Operating performance:
Net asset value, beginning
  of year                     $     1.00      $     1.00      $     1.00      $    1.00       $    1.00       $    1.00
Net investment income             0.0361          0.0257          0.0223         0.0267          0.0422          0.0550
Dividends from net
  investment income              (0.0361)        (0.0257)        (0.0223)       (0.0267)        (0.0422)        (0.0550)
Net asset value, end of
  year                        $     1.00      $     1.00      $     1.00      $    1.00       $    1.00       $    1.00
Total return++                      3.68%           2.60%           2.27%          2.70%+++        4.31%+++        5.63%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (000's)                     $  905,125      $  820,677      $  701,403      $ 329,265       $ 168,829       $ 173,834
Ratio of operating expenses
  to average net assets             0.30%           0.27%           0.23%          0.40%           0.42%           0.40%
Ratio of net investment
  income to average net
  assets                            3.62%           2.59%           2.23%          2.65%           4.23%           5.51%
Ratio of operating expenses
  to average net assets
  without waivers.                  0.57%           0.59%           0.59%          0.57%           0.60%           0.75%
Net investment income per
  share without waivers       $   0.0335      $   0.0226      $   0.0187      $  0.0250       $  0.0404       $  0.0515

                                  YEAR           PERIOD
                                 ENDED           ENDED
PRIMARY A SHARES                11/30/89       11/30/88*
Operating performance:
Net asset value, beginning
  of year                     $    1.00       $    1.00
Net investment income            0.0600          0.0350
Dividends from net
  investment income             (0.0600)        (0.0350)
Net asset value, end of
  year                        $    1.00       $    1.00
Total return++                     6.17%+++        3.55%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (000's)                     $ 145,109       $ 143,245
Ratio of operating expenses
  to average net assets            0.40%           0.40%+
Ratio of net investment
  income to average net
  assets                           6.00%           4.97%+
Ratio of operating expenses
  to average net assets
  without waivers.                 0.74%           0.75%+
Net investment income per
  share without waivers       $  0.0566       $  0.0325



  * Nations Tax Exempt Fund Primary A Shares commenced operations on March 14, 1988.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated. +++ Unaudited.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VALUE FUND

                                     YEAR             YEAR             YEAR             YEAR              YEAR
                                     ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                   11/30/95         11/30/94         11/30/93         11/30/92          11/30/91
Operating performance:
Net asset value, beginning of
  year                            $   12.98        $   13.74        $   12.45       $   11.16        $    9.71
Net investment income                  0.27             0.24             0.24            0.28             0.34
Net realized and unrealized
  gain/(loss) on investments           3.91            (0.23)            1.38            1.57             1.47
Net increase/(decrease) in net
  assets resulting from
  investment operations                4.18             0.01             1.62            1.85             1.81
Distributions:
Dividends from net investment
  income                              (0.28)           (0.23)           (0.24)          (0.27)           (0.36)
Distributions from net
  realized capital gains              (0.67)           (0.54)           (0.09)          (0.29)              --
Total distributions                   (0.95)           (0.77)           (0.33)          (0.56)           (0.36)
Net asset value, end of year      $   16.21        $   12.98        $   13.74       $   12.45        $   11.16
Total return++                        34.53%           (0.08)%          13.19%          17.00%+++        18.79%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (000's)                         $ 956,669        $ 799,743        $ 707,185       $ 282,138        $  82,360
Ratio of operating expenses to
  average net assets                   0.94%            0.93%            0.96%           0.90%            0.53%
Ratio of net investment income
  to average net assets                1.90%            1.85%            1.98%           2.31%            3.33%
Portfolio turnover rate                  63%              75%              64%             60%              51%
Ratio of operating expenses to
  average net assets without
  waivers and/or
  reimbursements                       0.94%            0.93%            0.97%           0.97%            0.99%
Net investment income per
  share without waivers and/or
  reimbursements                  $    0.27        $    0.24        $    0.24       $    0.27        $    0.30

                                      YEAR             PERIOD
                                     ENDED              ENDED
PRIMARY A SHARES                    11/30/90         11/30/89*#
Operating performance:
Net asset value, beginning of
  year                           $   10.04          $   10.00
Net investment income                 0.35               0.08
Net realized and unrealized
  gain/(loss) on investments         (0.36)             (0.04)
Net increase/(decrease) in net
  assets resulting from
  investment operations              (0.01)              0.04
Distributions:
Dividends from net investment
  income                             (0.32)                --
Distributions from net
  realized capital gains                --                 --
Total distributions                  (0.32)                --
Net asset value, end of year     $    9.71          $   10.04
Total return++                       (0.16)%+++          0.40%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (000's)                        $  19,769          $   5,161
Ratio of operating expenses to
  average net assets                  0.21%              0.49%+
Ratio of net investment income
  to average net assets               4.19%              4.41%+
Portfolio turnover rate                 24%                --
Ratio of operating expenses to
  average net assets without
  waivers and/or
  reimbursements                      1.11%              1.41%+
Net investment income per
  share without waivers and/or
  reimbursements                 $    0.26          $    0.06



  * Nations Value Fund Primary A Shares commenced operations on September 19, 1989.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EQUITY INCOME FUND

                                      SIX MONTHS
                                         ENDED              YEAR               YEAR               YEAR               YEAR
                                       11/30/95             ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES                      (UNAUDITED)         05/31/95#           5/31/94            5/31/93            5/31/92
Operating performance:
Net asset value, beginning of
  period                             $    11.81         $    11.43         $    12.06          $    11.41         $    10.19
Net investment income                      0.19               0.42               0.38                0.37               0.34
Net realized and unrealized gain
  on investments                           0.84               1.11               0.22                1.08               1.25
Net increase in net assets
  resulting from investment
  operations                               1.03               1.53               0.60                1.45               1.59
Distributions:
Dividends from net investment
  income                                  (0.20)             (0.42)             (0.42)              (0.35)             (0.30)
Distributions from net realized
  capital gains                              --              (0.73)             (0.81)              (0.45)             (0.07)
Total distributions                       (0.20)             (1.15)             (1.23)              (0.80)             (0.37)
Net asset value, end of period       $    12.64         $    11.81         $    11.43          $    12.06         $    11.41
Total return++                             8.80%             14.79%              5.00%              13.30%             15.91%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $  275,586         $  283,082         $  225,740          $  175,949         $   18,104
Ratio of operating expenses to
  average net assets                       0.91%+             0.92%              0.94%               0.92%              1.10%
Ratio of net investment income to
  average net assets                       3.15%+             3.75%              3.41%               3.37%              3.15%
Portfolio turnover rate                      33%               158%               116%                 55%                84%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements            0.91%+             0.93%              0.95%               1.04%              2.21%
Net investment income per share
  without waivers and/or
  reimbursements                     $     0.18         $     0.42         $     0.38          $     0.36         $     0.22


                                         PERIOD
                                         ENDED
PRIMARY A SHARES                        5/31/91*
Operating performance:
Net asset value, beginning of
  period                             $   10.00
Net investment income                     0.05
Net realized and unrealized gain
  on investments                          0.14
Net increase in net assets
  resulting from investment
  operations                              0.19
Distributions:
Dividends from net investment
  income                                    --
Distributions from net realized
  capital gains                             --
Total distributions                       0.00
Net asset value, end of period       $   10.19
Total return++                            1.90%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $  10,194
Ratio of operating expenses to
  average net assets                      1.12%+
Ratio of net investment income to
  average net assets                      3.66%+
Portfolio turnover rate                      9%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           1.80%+
Net investment income per share
  without waivers and/or
  reimbursements                     $   (0.06)



  * Nations Equity Income Fund Primary A Shares commenced operations on April 11, 1991.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS INTERNATIONAL EQUITY FUND

                                                       SIX MONTHS
                                                          ENDED              YEAR               YEAR               YEAR
                                                        11/30/95             ENDED              ENDED              ENDED
PRIMARY A SHARES                                      (UNAUDITED)#         05/31/95#          5/31/94#           5/31/93#
Operating performance:
Net asset value, beginning of period                  $    11.75         $    12.06          $    10.60         $    10.40
Net investment income/(loss)                                0.07               0.14                0.09               0.09
Net realized and unrealized gain/(loss) on
  investments                                               0.70              (0.20)               1.44               0.21
Net increase/(decrease) in net assets resulting
  from investment operations                                0.77              (0.06)               1.53               0.30
Distributions:
Dividends from net investment income                          --              (0.03)              (0.05)             (0.08)
Distributions from net realized capital gains                 --              (0.12)              (0.02)             (0.02)
Distributions in excess of net realized capital
  gains                                                       --              (0.10)                 --                 --
Total distributions                                           --              (0.25)              (0.07)             (0.10)
Net asset value, end of period                        $    12.52         $    11.75          $    12.06         $    10.60
Total return++                                              6.64%             (0.46)%             14.37%              3.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                     $  674,179         $  572,940          $  401,559         $  118,873
Ratio of operating expenses to average net assets           1.15%+             1.03%               1.17%              1.30%
Ratio of net investment income/(loss) to average
  net assets                                                0.83%+             1.17%               0.75%              1.03%
Portfolio turnover rate                                       16%                92%                 39%                41%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                     1.24%+             1.04%               1.18%              1.32%
Net investment income/(loss) per share without
  waivers and/or reimbursements                       $     0.06         $     0.14          $     0.08         $     0.10


                                                         PERIOD
                                                          ENDED
PRIMARY A SHARES                                        5/31/92*
Operating performance:
Net asset value, beginning of period                 $   10.00
Net investment income/(loss)                              0.08
Net realized and unrealized gain/(loss) on
  investments                                             0.36
Net increase/(decrease) in net assets resulting
  from investment operations                              0.44
Distributions:
Dividends from net investment income                     (0.04)
Distributions from net realized capital gains               --
Distributions in excess of net realized capital
  gains                                                     --
Total distributions                                      (0.04)
Net asset value, end of period                       $   10.40
Total return++                                            4.43%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                    $  83,970
Ratio of operating expenses to average net assets         1.33%+
Ratio of net investment income/(loss) to average
  net assets                                              1.81%+
Portfolio turnover rate                                     11%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                   1.43%+
Net investment income/(loss) per share without
  waivers and/or reimbursements                      $    0.03



  * Nations International Equity Fund Primary A Shares commenced operations on December 2, 1991.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS EMERGING MARKETS FUND



                                                                                  PERIOD
                                                                                   ENDED
                                                                                 9/30/95*#
PRIMARY A SHARES                                                                (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                            $   10.00
Net investment income/(loss)##                                                      (0.00)**
Net realized and unrealized gain/(loss) on investments                              (0.12)
Net increase/(decrease) in net assets resulting from investment operations          (0.12)
Distributions:
Dividends from net investment income                                                  N/A
Total Distributions                                                                   N/A
Net asset value, end of period                                                  $    9.88
Total return++                                                                      (1.20)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                            $  14,529
Ratio of operating expenses to average net assets                                    1.90%+
Ratio of net investment income/(loss) to average net assets                         (0.03)%+
Portfolio turnover rate                                                                10%




  * Nations Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.


 ** Amount represents less than $0.01 per share.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.


## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.



NATIONS PACIFIC GROWTH FUND



                                                                                       PERIOD
                                                                                       ENDED
                                                                                     9/30/95*#
PRIMARY A SHARES                                                                    (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                $   10.00
Net investment income/(loss)                                                             0.01
Net realized and unrealized gain/(loss) on investments                                  (0.30)
Net increase/(decrease) in net assets resulting from investment operations              (0.29)
Distributions:
Dividends from net investment income                                                      N/A
Total Distributions                                                                       N/A
Net asset value, end of period                                                      $    9.71
Total return++                                                                          (2.90)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $  28,727
Ratio of operating expenses to average net assets                                        1.70%+
Ratio of net investment income/(loss) to average net assets                              0.15%+
Portfolio turnover rate                                                                     3%



 * Nations Pacific Growth Fund Primary A Shares commenced operations on June 30, 1995.


 + Annualized.


++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS CAPITAL GROWTH FUND

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
PRIMARY A SHARES                                                                11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                             $   11.23       $    11.08        $   10.68
Net investment income/(loss)                                                        0.09             0.09             0.09
Net realized and unrealized gain on investments                                     3.28             0.14             0.42
Net increase in net assets resulting from investment operations                     3.37             0.23             0.51
Distributions:
Dividends from net investment income                                               (0.10)           (0.08)           (0.10)
Distributions from net realized gains                                              (0.26)           (0.00)(a)        (0.01)
Total distributions                                                                (0.36)           (0.08)           (0.11)
Net asset value, end of year                                                   $   14.24       $    11.23        $   11.08
Total return++                                                                     30.96%            2.14%            4.84%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $ 867,361       $  717,914        $ 646,661
Ratio of operating expenses to average net assets                                   0.98%            0.90%            0.80%
Ratio of net investment income/(loss) to average net assets                         0.71%            0.85%            0.84%
Portfolio turnover rate                                                               80%              56%              81%
Ratio of operating expenses to average net assets without waivers                   0.98%            0.91%            0.89%
Net investment income/(loss) per share without waivers                         $    0.09       $     0.09        $    0.08

                                                                                 PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/92*
Operating performance:
Net asset value, beginning of year                                            $   10.00
Net investment income/(loss)                                                       0.02
Net realized and unrealized gain on investments                                    0.66#
Net increase in net assets resulting from investment operations                    0.68
Distributions:
Dividends from net investment income                                                 --
Distributions from net realized gains                                                --
Total distributions                                                                  --
Net asset value, end of year                                                  $   10.68
Total return++                                                                     6.80%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $ 728,629
Ratio of operating expenses to average net assets                                  0.30%+
Ratio of net investment income/(loss) to average net assets                        1.33%+
Portfolio turnover rate                                                               7%
Ratio of operating expenses to average net assets without waivers                  1.05%+
Net investment income/(loss) per share without waivers                        $    0.01



  * Nations Capital Growth Fund Primary A Shares commenced operations on September 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.


 (a) Amount represents less than $0.01 per share.


NATIONS EMERGING GROWTH FUND

                                                                                              YEAR             YEAR
                                                                                              ENDED            ENDED
PRIMARY A SHARES                                                                            11/30/95         11/30/94#
Operating performance:
Net asset value, beginning of year                                                         $   11.41        $   10.87
Net investment income/(loss)                                                                    0.01            (0.03)
Net realized and unrealized gain on investments                                                 3.26             0.71
Net increase in net assets resulting from investment operations                                 3.27             0.68
Distributions:
Distributions from net realized gains                                                          (0.40)           (0.14)
Total distributions                                                                            (0.40)           (0.14)
Net asset value, end of year                                                               $   14.28        $   11.41
Total return++                                                                                 29.95%            6.26%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $ 269,484        $ 182,459
Ratio of operating expenses to average net assets                                               0.98%            1.01%
Ratio of net investment income/(loss) to average net assets                                     0.08%           (0.29)%
Portfolio turnover rate                                                                          139%             129%
Ratio of operating expenses to average net assets without waivers                               0.98%            1.01%
Net investment income/(loss) per share without waivers                                     $    0.01        $   (0.03)

                                                                                             PERIOD
                                                                                              ENDED
PRIMARY A SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of year                                                        $   10.00
Net investment income/(loss)                                                                  (0.01)
Net realized and unrealized gain on investments                                                0.89
Net increase in net assets resulting from investment operations                                0.88
Distributions:
Distributions from net realized gains                                                         (0.01)
Total distributions                                                                           (0.01)
Net asset value, end of year                                                              $   10.87
Total return++                                                                                 8.81%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                        $ 121,281
Ratio of operating expenses to average net assets                                              0.80%+
Ratio of net investment income/(loss) to average net assets                                   (0.15)%+
Portfolio turnover rate                                                                         159%
Ratio of operating expenses to average net assets without waivers                              1.01%+
Net investment income/(loss) per share without waivers                                    $   (0.03)



  * Nations Emerging Growth Fund Primary A Shares commenced operations on December 4, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS DISCIPLINED EQUITY FUND

                                                                                  YEAR             PERIOD             PERIOD
                                                                                  ENDED             ENDED              ENDED
PRIMARY A SHARES                                                                11/30/95          11/30/94*          04/29/94*
Operating performance:
Net asset value, beginning of year                                            $   13.08         $   13.31          $   13.65
Net investment income/(loss)                                                       0.10              0.01              (0.05)
Net realized and unrealized gain/(loss) on investments                             3.96             (0.23)#             2.66
Net increase/(decrease) in net assets resulting from investment operations         4.06             (0.22)              2.61
Distributions:
Dividends from net investment income                                              (0.08)            (0.01)                --
Distributions from net realized gains                                                --                --              (2.95)
Return of capital                                                                    --             (0.00)(a)             --
Total distributions                                                               (0.08)            (0.01)             (2.95)
Net asset value, end of year                                                  $   17.06         $   13.08          $   13.31
Total return++                                                                    31.13%            (1.62)%            18.79%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $ 109,939         $   9,947          $   8,079
Ratio of operating expenses to average net assets                                  1.30%             1.13%+             1.20%+
Ratio of net investment income/(loss) to average net assets                        0.85%             0.12%+            (0.60)%+
Portfolio turnover rate                                                             124%              177%               475%
Ratio of operating expenses to average net assets without waivers                  1.30%             1.56%+             1.53%+
Net investment income/(loss) per share without waivers                        $    0.10         $   (0.03)         $   (0.08)

                                                                                  PERIOD
                                                                                   ENDED
PRIMARY A SHARES                                                                 04/30/93*
Operating performance:
Net asset value, beginning of year                                             $   10.00
Net investment income/(loss)                                                       (0.03)
Net realized and unrealized gain/(loss) on investments                              3.74
Net increase/(decrease) in net assets resulting from investment operations          3.71
Distributions:
Dividends from net investment income                                                  --
Distributions from net realized gains                                              (0.06)
Return of capital                                                                     --
Total distributions                                                                (0.06)
Net asset value, end of year                                                   $   13.65
Total return++                                                                     37.13%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $   4,638
Ratio of operating expenses to average net assets                                   1.20%+
Ratio of net investment income/(loss) to average net assets                        (0.58)%+
Portfolio turnover rate                                                              203%
Ratio of operating expenses to average net assets without waivers                   1.31%+
Net investment income/(loss) per share without waivers                         $   (0.03)



 * The period for Nations Disciplined Equity Fund Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.


 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

(a) Value represents less than $0.01 per share.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EQUITY INDEX FUND

                                                                                                                YEAR       YEAR
                                                                                                                ENDED      ENDED
PRIMARY A SHARES                                                                                               11/30/95  11/30/94*
Operating performance:
Net asset value, beginning of year                                                                           $    9.84   $   10.00
Net investment income                                                                                             0.28        0.24
Net realized and unrealized gain/(loss) on investments                                                            3.20       (0.21)
Net increase in net assets resulting from investment operations                                                   3.48        0.03
Distributions:
Dividends from net investment income                                                                             (0.28)      (0.19)
Distributions from net realized gains                                                                            (0.13)         --
Total distributions                                                                                              (0.41)      (0.19)
Net asset value, end of year                                                                                 $   12.91   $    9.84
Total return++                                                                                                   36.35%       0.29%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                           $ 145,021   $ 123,147
Ratio of operating expenses to average net assets                                                                 0.37%       0.35%+
Ratio of operating expenses to average net assets including interest expense                                      0.38%        --
Ratio of net investment income to average net assets                                                              2.44%       2.64%+
Portfolio turnover rate                                                                                             18%         14%
Ratio of operating expenses to average net assets without waivers                                                 0.78%       0.79%+
Net investment income per share without waivers                                                              $    0.23   $    0.20




 * Nations Equity Index Fund Primary A Shares commenced operations on December 15, 1993.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


NATIONS BALANCED ASSETS FUND

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
PRIMARY A SHARES                                                                11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                             $   10.44        $   10.87        $   10.24
Net investment income                                                               0.38             0.25             0.29
Net realized and unrealized gain/(loss) on investments                              2.21            (0.43)            0.64
Net increase/(decrease) in net assets resulting from investment
  operations                                                                        2.59            (0.18)            0.93
Distributions:
Dividends from net investment income                                               (0.33)           (0.25)           (0.30)
Distributions from net realized gains                                              (0.02)              --               --
Total distributions                                                                (0.35)           (0.25)           (0.30)
Net asset value, end of year                                                   $   12.68        $   10.44        $   10.87
Total return++                                                                     25.27%          (1.73)%            9.22%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $   163,198      $   162,215      $   178,270
Ratio of operating expenses to average net assets                                   0.99%            0.98    %        0.90%
Ratio of net investment income to average net assets                                3.25%            2.31    %        2.82%
Portfolio turnover rate                                                              174%             156    %          50%
Ratio of operating expenses to average net assets without waivers                   0.99%            0.99    %        0.97%
Net investment income per share without waivers                              $      0.38      $      0.25      $      0.29

                                                                                 PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/92*
Operating performance:
Net asset value, beginning of year                                            $   10.00
Net investment income                                                              0.06
Net realized and unrealized gain/(loss) on investments                             0.18#
Net increase/(decrease) in net assets resulting from investment
  operations                                                                       0.24
Distributions:
Dividends from net investment income                                                 --
Distributions from net realized gains                                                --
Total distributions                                                                  --
Net asset value, end of year                                                  $   10.24
Total return++                                                                     2.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $  111,953
Ratio of operating expenses to average net assets                                  0.30%+
Ratio of net investment income to average net assets                               3.85%+
Portfolio turnover rate                                                              79%
Ratio of operating expenses to average net assets without waivers                  1.05%+
Net investment income per share without waivers                              $     0.05



   * Nations Balanced Assets Fund Primary A Shares commenced operations on September 30, 1992.

   + Annualized.

  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.

  # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                   YEAR             YEAR             YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                                 11/30/95#        11/30/94         11/30/93         11/30/92
Operating performance:
Net asset value, beginning of year                              $    3.93        $    4.28        $    4.16       $    4.17
Net investment income                                                0.24             0.23             0.23            0.28
Net realized and unrealized gain/(loss) on investments               0.21            (0.33)            0.14           (0.01)
Net increase/(decrease) in net assets resulting from
  investment operations                                              0.45            (0.10)            0.37            0.27
Distributions:
Dividends from net investment income                                (0.24)           (0.23)           (0.23)          (0.28)
Distributions in excess of net investment income                    (0.00)(a)        (0.00)(a)           --              --
Distributions from net realized capital gains                          --            (0.02)           (0.02)             --
Total distributions                                                 (0.24)           (0.25)           (0.25)          (0.28)
Net asset value, end of year                                    $    4.14        $    3.93        $    4.28       $    4.16
Total return++                                                      11.70%           (2.23)%           9.03%           6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                            $   425,200      $   433,278      $   443,426      $  360,497
Ratio of operating expenses to average net assets                    0.60%            0.59%            0.55%           0.37%
Ratio of net investment income to average net assets                 5.88%            5.76%            5.40%           6.48%
Portfolio turnover rate                                               328%             133%              92%             25%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                      0.80%            0.80%            0.79%           0.77%
Net investment income per share without waivers and/or
  reimbursements                                              $      0.23      $      0.22      $      0.22      $     0.26

                                                                  PERIOD
                                                                   ENDED
PRIMARY A SHARES                                                 11/30/91*
Operating performance:
Net asset value, beginning of year                             $    4.00##
Net investment income                                               0.10
Net realized and unrealized gain/(loss) on investments              0.17
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.27
Distributions:
Dividends from net investment income                               (0.10)
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                (0.10)
Net asset value, end of year                                   $    4.17
Total return++                                                      6.81%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                            $  158,435
Ratio of operating expenses to average net assets                   0.08%+
Ratio of net investment income to average net assets                7.21%+
Portfolio turnover rate                                               11%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                     0.82%+
Net investment income per share without waivers and/or
  reimbursements                                              $     0.00     (a)



  * Nations Short-Intermediate Government Fund Primary A Shares commenced operations on August 1, 1991.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.


## Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).


 (a) Amount represents less than $0.01.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GOVERNMENT SECURITIES FUND

                                                       SIX MONTHS
                                                         ENDED            YEAR            YEAR             YEAR
                                                        11/30/95         ENDED            ENDED            ENDED
PRIMARY A SHARES                                      (UNAUDITED)      05/31/95#        05/31/94         05/31/93
Operating performance:
Net asset value, beginning of period                  $    9.86       $    9.80         $   10.46        $   10.36
Net investment income                                      0.32            0.64              0.64             0.71
Net realized and unrealized gain/(loss) on
  investments                                              0.10            0.06             (0.61)            0.13
Net increase/(decrease) in net assets resulting
  from investment operations                               0.42            0.70              0.03             0.84
Distributions:
Dividends from net investment income                      (0.32)          (0.60)            (0.58)           (0.70)
Dividends in excess of net investment income                 --              --             (0.02)              --
Distributions in excess of net realized capital
  gains                                                      --              --             (0.05)           (0.04)
Distributions from capital                                   --           (0.04)            (0.04)              --
Total distributions                                       (0.32)          (0.64)            (0.69)           (0.74)
Net asset value, end of period                        $    9.96       $    9.86         $    9.80        $   10.46
Total return++                                             4.32%           7.55%             0.06%            8.37%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $  58,267       $  39,909         $  44,536        $  40,472
Ratio of operating expenses to average net assets          0.80%+          0.76%             0.73%            0.85%
Ratio of net investment income to average net
  assets                                                   6.45%+          6.69%             6.08%            6.67%
Portfolio turnover rate                                      25%            413%               56%             103%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                    0.94%+          0.94%             0.94%            1.00%
Net investment income per share without waivers
  and/or reimbursements                               $    0.31       $    0.62         $    0.61        $    0.60


                                                          YEAR            PERIOD
                                                          ENDED           ENDED
PRIMARY A SHARES                                        05/31/92        05/31/91*
Operating performance:
Net asset value, beginning of period                  $   10.05        $   10.00
Net investment income                                      0.74             0.10
Net realized and unrealized gain/(loss) on
  investments                                              0.37             0.02
Net increase/(decrease) in net assets resulting
  from investment operations                               1.11             0.12
Distributions:
Dividends from net investment income                      (0.77)           (0.07)
Dividends in excess of net investment income                 --               --
Distributions in excess of net realized capital
  gains                                                   (0.03)              --
Distributions from capital                                   --               --
Total distributions                                       (0.80)           (0.07)
Net asset value, end of period                        $   10.36        $   10.05
Total return++                                            11.43%+++         1.19%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $  42,256        $  10,047
Ratio of operating expenses to average net assets          1.06%            1.10%+
Ratio of net investment income to average net
  assets                                                   7.15%            7.18%+
Portfolio turnover rate                                     130%               5%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                    1.72%            1.69%+++
Net investment income per share without waivers
  and/or reimbursements                               $    0.07        $    0.09+++



  * Nations Government Securities Fund Primary A Shares commenced operations on April 11, 1991.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.


NATIONS SHORT-TERM INCOME FUND

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
PRIMARY A SHARES                                                                11/30/95#        11/30/94#        11/30/93
Operating performance:
Net asset value, beginning of year                                            $    9.48        $   10.01        $    9.75
Net investment income                                                              0.61             0.50             0.53
Net realized and unrealized gain/(loss) on investments                             0.36            (0.51)            0.26
Net increase/(decrease) in net assets resulting from investment operations         0.97            (0.01)            0.79
Distributions:
Dividends from net investment income                                              (0.61)           (0.48)           (0.53)
Distributions in excess of net investment income                                     --            (0.02)              --
Distributions from capital                                                           --            (0.02)              --
Total distributions                                                               (0.61)           (0.52)           (0.53)
Net asset value, end of year                                                  $    9.84        $    9.48        $   10.01
Total return++                                                                    10.48%          (0.11)%            8.26%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $  169,291       $  176,712       $  201,738
Ratio of operating expenses to average net assets                                  0.56%            0.50%            0.37%
Ratio of net investment income to average net assets                               6.32%            5.23%            5.27%
Portfolio turnover rate                                                             224%             293%             121%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                   0.86%            0.82%            0.79%
Net investment income per share without waivers and/or reimbursements        $     0.58       $     0.47       $     0.48

                                                                                  PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/92*
Operating performance:
Net asset value, beginning of year                                            $   10.00
Net investment income                                                              0.09
Net realized and unrealized gain/(loss) on investments                            (0.25)
Net increase/(decrease) in net assets resulting from investment operations        (0.16)
Distributions:
Dividends from net investment income                                              (0.09)
Distributions in excess of net investment income                                     --
Distributions from capital                                                           --
Total distributions                                                               (0.09)
Net asset value, end of year                                                  $    9.75
Total return++                                                                    (1.58)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $  190,680
Ratio of operating expenses to average net assets                                  0.30%+
Ratio of net investment income to average net assets                               5.54%+
Portfolio turnover rate                                                              45%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                   0.90%+
Net investment income per share without waivers and/or reimbursements        $     0.08



  * Nations Short-Term Income Fund Primary A Shares commenced operations on September 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS DIVERSIFIED INCOME FUND

                                                                                   YEAR              YEAR
                                                                                  ENDED             ENDED             YEAR
PRIMARY A SHARES                                                                 11/30/95         11/30/94#      ENDED 11/30/93#
Operating performance:
Net asset value, beginning of year                                             $    9.67         $   10.88          $    9.97
Net investment income                                                               0.73              0.74               0.78
Net realized and unrealized gain/(loss) on investments                              1.15             (1.06)              0.91
Net increase/(decrease) in net assets resulting from investment operations          1.88             (0.32)              1.69
Distributions:
Dividends from net investment income                                               (0.73)            (0.74)             (0.78)
Distributions in excess of net investment income                                      --             (0.00)(a)             --
Distributions from net realized capital gains                                         --             (0.15)                --
Total distributions                                                                (0.73)            (0.89)             (0.78)
Net asset value, end of year                                                   $   10.82         $    9.67          $   10.88
Total return++                                                                     20.11%            (3.05)%            17.40%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $    64,800       $    22,298       $     28,553
Ratio of operating expenses to average net assets                                   0.80%             0.74%              0.55%
Ratio of net investment income to average net assets                                7.03%             7.31%              7.02%
Portfolio turnover rate                                                               96%              144%                86%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                    0.93%             0.95%              0.95%
Net investment income per share without waivers and/or reimbursements        $      0.72       $      0.72       $       0.70

                                                                                  PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/92*
Operating performance:
Net asset value, beginning of year                                            $   10.00
Net investment income                                                              0.06
Net realized and unrealized gain/(loss) on investments                            (0.03)
Net increase/(decrease) in net assets resulting from investment operations         0.03
Distributions:
Dividends from net investment income                                              (0.06)
Distributions in excess of net investment income                                     --
Distributions from net realized capital gains                                        --
Total distributions                                                               (0.06)
Net asset value, end of year                                                  $    9.97
Total return++                                                                     0.32%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $   23,962
Ratio of operating expenses to average net assets                                  0.25%+
Ratio of net investment income to average net assets                               7.76%+
Portfolio turnover rate                                                              46%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                   0.85%+
Net investment income per share without waivers and/or reimbursements        $     0.05



  * Nations Diversified Income Fund Primary A Shares commenced operations on October 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.


 (a) Value represents less than $0.01 per share.


NATIONS STRATEGIC FIXED INCOME FUND

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
PRIMARY A SHARES                                                                11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                              $    9.32        $   10.55        $    9.94
Net investment income                                                                0.59             0.53             0.56
Net realized and unrealized gain/(loss) on investments                               0.90            (0.89)            0.62
Net increase/(decrease) in net assets resulting from investment operations           1.49            (0.36)            1.18
Distributions:
Dividends from net investment income                                                (0.59)           (0.51)           (0.56)
Distributions in excess of net investment income                                       --            (0.02)              --
Distributions from net realized capital gains                                          --            (0.34)           (0.01)
Total distributions                                                                 (0.59)           (0.87)           (0.57)
Net asset value, end of year                                                    $   10.22        $    9.32        $   10.55
Total return++                                                                      16.45%           (3.58)%          12.05%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                              $ 823,098        $ 550,697        $ 545,538
Ratio of operating expenses to average net assets                                    0.71%            0.68%            0.61%
Ratio of net investment income to average net assets                                 6.05%            5.43%            5.40%
Portfolio turnover rate                                                               228%             307%             161%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                     0.81%            0.76%            0.77%
Net investment income per share without waivers and/or reimbursements           $    0.58        $    0.52        $    0.55

                                                                                  PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/92*
Operating performance:
Net asset value, beginning of year                                            $   10.00
Net investment income                                                              0.05
Net realized and unrealized gain/(loss) on investments                            (0.06)
Net increase/(decrease) in net assets resulting from investment operations        (0.01)
Distributions:
Dividends from net investment income                                              (0.05)
Distributions in excess of net investment income                                     --
Distributions from net realized capital gains                                        --
Total distributions                                                               (0.05)
Net asset value, end of year                                                  $    9.94
Total return++                                                                    (0.11)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $ 581,329
Ratio of operating expenses to average net assets                                  0.26%+
Ratio of net investment income to average net assets                               6.15%+
Portfolio turnover rate                                                              12%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                   0.86%+
Net investment income per share without waivers and/or reimbursements         $    0.04



  * Nations Strategic Fixed Income Fund Primary A Shares commenced operations on October 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS GLOBAL GOVERNMENT INCOME FUND


                                                                                 PERIOD
                                                                                  ENDED
                                                                                 9/30/95*
PRIMARY A SHARES                                                                (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                            $   10.00
Net investment income/(loss)                                                         0.13
Net realized and unrealized gain/(loss) on investments                               0.04
Net increase/(decrease) in net assets resulting from investment operations           0.17
Distributions:
Dividends from net investment income                                                (0.13)
Total Distributions                                                                 (0.13)
Net asset value, end of period                                                  $   10.04
Total return++                                                                       1.69%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                            $  20,402
Ratio of operating expenses to average net assets                                    1.30%
Ratio of net investment income/(loss) to average net assets                          5.61%
Portfolio turnover rate                                                               104%




  * Nations Global Government Income Fund Primary A Shares commenced operations on June 30, 1995.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


NATIONS MUNICIPAL INCOME FUND

                                                                   YEAR             YEAR              YEAR              YEAR
                                                                   ENDED            ENDED            ENDED             ENDED
PRIMARY A SHARES                                                 11/30/95         11/30/94          11/30/93          11/30/92
Operating performance:
Net asset value, beginning of year                               $    9.64        $   11.33       $   10.65        $   10.25
Net investment income                                                 0.59             0.57            0.59             0.59
Net realized and unrealized gain/(loss) on investments                1.44            (1.44)           0.72             0.41
Net increase/(decrease) in net assets resulting from
  investment operations                                               2.03            (0.87)           1.31             1.00
Distributions:
Dividends from net investment income                                 (0.59)           (0.57)          (0.59)           (0.59)
Distributions in excess of net investment income                        --            (0.00)#            --               --
Distributions from net realized capital gains                           --            (0.25)          (0.04)           (0.01)
Total distributions                                                  (0.59)           (0.82)          (0.63)           (0.60)
Net asset value, end of year                                     $   11.08        $    9.64       $   11.33        $   10.65
Total return++                                                       21.55%           (8.17)%         12.54%            9.97%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                               $  68,836        $  59,279       $  88,386        $  62,387
Ratio of operating expenses to average net assets                     0.60%            0.61%           0.52%            0.43%
Ratio of operating expenses to average net asset including
  interest expense                                                      --(a)          0.62%             --               --
Ratio of net investment income to average net assets                  5.63%            5.42%           5.24%            5.51%
Portfolio turnover rate                                                 49%              63%             48%              19%
Ratio of operating expenses to average net assets without
  waivers                                                             0.88%            0.90%           0.84%            0.90%
Net investment income per share without waivers                  $    0.56        $    0.54       $    0.55        $    0.54

                                                                   PERIOD
                                                                   ENDED
PRIMARY A SHARES                                                 11/30/91*
Operating performance:
Net asset value, beginning of year                             $   10.00
Net investment income                                               0.52
Net realized and unrealized gain/(loss) on investments              0.25
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.77
Distributions:
Dividends from net investment income                               (0.52)
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                (0.52)
Net asset value, end of year                                   $   10.25
Total return++                                                      7.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                             $  23,631
Ratio of operating expenses to average net assets                   0.20%+
Ratio of operating expenses to average net asset including
  interest expense                                                    --
Ratio of net investment income to average net assets                6.07%+
Portfolio turnover rate                                               54%
Ratio of operating expenses to average net assets without
  waivers                                                           0.88%+
Net investment income per share without waivers                $    0.45



  * Nations Municipal Income Fund Primary A Shares commenced operations on February 1, 1991.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SHORT-TERM MUNICIPAL INCOME FUND

                                                                                               YEAR             YEAR
                                                                                              ENDED             ENDED
PRIMARY A SHARES                                                                             11/30/95         11/30/94
Operating performance:
Net asset value, beginning of year                                                        $    9.69           $    9.96
Net investment income                                                                          0.44                0.38
Net realized and unrealized gain/(loss) on investments                                         0.34               (0.27)
Net increase in net assets resulting from investment operations                                0.78                0.11
Distributions:
Dividends from net investment income                                                          (0.44)              (0.38)
Distributions from net realized capital gains                                                    --               (0.00)#
Total distributions                                                                           (0.44)              (0.38)
Net asset value, end of year                                                              $   10.03           $    9.69
Total return++                                                                                 8.16%               1.09%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                        $  49,961           $  33,488
Ratio of operating expenses to average net assets                                              0.45%(a)            0.34%(a)
Ratio of net investment income to average net assets                                           4.38%               3.83%
Portfolio turnover rate                                                                          82%                 57%
Ratio of operating expenses to average net assets without waivers                              0.93%               0.80%
Net investment income per share without waivers                                           $    0.39           $    0.33

                                                                                              PERIOD
                                                                                               ENDED
PRIMARY A SHARES                                                                             11/30/93*
Operating performance:
Net asset value, beginning of year                                                           $   10.00
Net investment income                                                                             0.05
Net realized and unrealized gain/(loss) on investments                                           (0.04)
Net increase in net assets resulting from investment operations                                   0.01
Distributions:
Dividends from net investment income                                                             (0.05)
Distributions from net realized capital gains                                                       --
Total distributions                                                                              (0.05)
Net asset value, end of year                                                                 $    9.96
Total return++                                                                                    0.06%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                           $   5,999
Ratio of operating expenses to average net assets                                                 0.09%+
Ratio of net investment income to average net assets                                              3.16%+
Portfolio turnover rate                                                                             45%
Ratio of operating expenses to average net assets without waivers                                 1.04%+
Net investment income per share without waivers                                              $    0.04



  * Nations Short-Term Municipal Income Fund Primary A Shares commenced operations on October 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                                 YEAR             YEAR
                                                                                                 ENDED            ENDED
PRIMARY A SHARES                                                                               11/30/95         11/30/94
Operating performance:
Net asset value, beginning of year                                                             $    9.24        $   10.11
Net investment income                                                                               0.48             0.45
Net realized and unrealized gain/(loss) on investments                                              0.93            (0.86)
Net increase/(decrease) in net assets resulting from investment operations                          1.41            (0.41)
Distributions:
Dividends from net investment income                                                               (0.48)           (0.45)
Distributions in excess of net investment income                                                      --            (0.00)#
Distributions from net realized capital gains                                                         --            (0.01)
Total distributions                                                                                (0.48)           (0.46)
Net asset value, end of year                                                                   $   10.17        $    9.24
Total return++                                                                                     15.60%           (4.25)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                             $  73,897        $  38,055
Ratio of operating expenses to average net assets                                                   0.45%(a)         0.35%(a)
Ratio of net investment income to average net assets                                                4.91%            4.59%
Portfolio turnover rate                                                                               31%              51%
Ratio of operating expenses to average net assets without waivers                                   0.84%            0.88%
Net investment income per share without waivers                                                $    0.45        $    0.40

                                                                                                PERIOD
                                                                                                 ENDED
PRIMARY A SHARES                                                                               11/30/93*
Operating performance:
Net asset value, beginning of year                                                             $   10.00
Net investment income                                                                               0.14
Net realized and unrealized gain/(loss) on investments                                              0.11
Net increase/(decrease) in net assets resulting from investment operations                          0.25
Distributions:
Dividends from net investment income                                                               (0.14)
Distributions in excess of net investment income                                                      --
Distributions from net realized capital gains                                                         --
Total distributions                                                                                (0.14)
Net asset value, end of year                                                                   $   10.11
Total return++                                                                                      2.46%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                             $  28,335
Ratio of operating expenses to average net assets                                                   0.24%+
Ratio of net investment income to average net assets                                                4.07%+
Portfolio turnover rate                                                                               23%
Ratio of operating expenses to average net assets without waivers                                   0.96%+
Net investment income per share without waivers                                                $    0.12



  * Nations Intermediate Municipal Bond Fund Primary A Shares commenced operations on July 30, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                                 YEAR             YEAR
                                                                                                 ENDED            ENDED
PRIMARY A SHARES                                                                               11/30/95         11/30/94
Operating performance:
Net asset value, beginning of year                                                             $    9.61        $   10.50
Net investment income                                                                               0.48             0.45
Net realized and unrealized gain/(loss) on investments                                              1.02            (0.88)
Net increase/(decrease) in net assets resulting from investment operations                          1.50            (0.43)
Distributions:
Dividends from net investment income                                                               (0.48)           (0.45)
Distributions in excess of net investment income                                                      --            (0.00)#
Distributions from net realized gains                                                                 --            (0.01)
Total distributions                                                                                (0.48)           (0.46)
Net asset value, end of year                                                                   $   10.63        $    9.61
Total return++                                                                                     15.92%           (4.26)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                             $  44,038        $  42,717
Ratio of operating expenses to average net assets                                                   0.55%(a)         0.55%(a)
Ratio of net investment income to average net assets                                                4.70%            4.44%
Portfolio turnover rate                                                                               27%              34%
Ratio of operating expenses to average net assets without waivers                                   0.81%            0.76%
Net investment income per share without waivers                                                $    0.46        $    0.43

                                                                                                PERIOD
                                                                                                 ENDED
PRIMARY A SHARES                                                                               11/30/93*
Operating performance:
Net asset value, beginning of year                                                             $   10.00
Net investment income                                                                               0.44
Net realized and unrealized gain/(loss) on investments                                              0.50
Net increase/(decrease) in net assets resulting from investment operations                          0.94
Distributions:
Dividends from net investment income                                                               (0.44)
Distributions in excess of net investment income                                                      --
Distributions from net realized gains                                                                 --
Total distributions                                                                                (0.44)
Net asset value, end of year                                                                   $   10.50
Total return++                                                                                      9.50%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                             $  41,489
Ratio of operating expenses to average net assets                                                   0.44%+
Ratio of net investment income to average net assets                                                4.28%+
Portfolio turnover rate                                                                               15%
Ratio of operating expenses to average net assets without waivers                                   0.80%+
Net investment income per share without waivers                                                $    0.40



  * Nations Florida Intermediate Municipal Bond Fund Primary A Shares commenced operations on December 11, 1992.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS FLORIDA MUNICIPAL BOND FUND

                                                                                                                YEAR
                                                                                                                ENDED
PRIMARY A SHARES                                                                                              11/30/95
Operating performance:
Net asset value, beginning of year                                                                            $    8.40
Net investment income                                                                                              0.51
Net realized and unrealized gain/(loss) on investments                                                             1.36
Net increase/(decrease) in net assets resulting from investment operations                                         1.87
Dividends from net investment income                                                                              (0.51)
Net asset value, end of year                                                                                  $    9.76
Total return++                                                                                                    22.69%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                            $  11,219
Ratio of operating expenses to average net assets                                                                  0.39%(a)
Ratio of net investment income to average net assets                                                               5.44%
Portfolio turnover rate                                                                                              13%
Ratio of operating expenses to average net assets without waivers                                                  0.95%
Net investment income per share without waivers                                                               $    0.46

                                                                                                                 PERIOD
                                                                                                                  ENDED
PRIMARY A SHARES                                                                                                11/30/94*
Operating performance:
Net asset value, beginning of year                                                                             $    9.93
Net investment income                                                                                               0.49
Net realized and unrealized gain/(loss) on investments                                                             (1.53)
Net increase/(decrease) in net assets resulting from investment operations                                         (1.04)
Dividends from net investment income                                                                               (0.49)
Net asset value, end of year                                                                                   $    8.40
Total return++                                                                                                    (10.70)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                             $   4,258
Ratio of operating expenses to average net assets                                                                   0.21%+(a)
Ratio of net investment income to average net assets                                                                5.55%+
Portfolio turnover rate                                                                                               46%
Ratio of operating expenses to average net assets without waivers                                                   0.91%+
Net investment income per share without waivers                                                                $    0.43




  * Nations Florida Municipal Bond Fund Primary A Shares commenced operations on December 13, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
PRIMARY A SHARES                                                                11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                              $    9.82        $   10.82        $   10.29
Net investment income                                                                0.50             0.49             0.50
Net realized and unrealized gain/(loss) on investments                               0.99            (0.98)            0.56
Net increase/(decrease) in net assets resulting from investment operations           1.49            (0.49)            1.06
Distributions:
Dividends from net investment income                                                (0.50)           (0.49)           (0.50)
Distributions in excess of net investment income                                       --            (0.00)#             --
Distributions from net realized capital gains                                          --            (0.02)           (0.03)
Total distributions                                                                 (0.50)           (0.51)           (0.53)
Net asset value, end of year                                                    $   10.81        $    9.82        $   10.82
Total return++                                                                      15.42%           (4.70)%          10.43%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                              $  40,383        $  33,111        $  30,738
Ratio of operating expenses to average net assets                                    0.55%            0.54%            0.46%
Ratio of operating expenses to average net assets including interest
  expense                                                                              --(a)          0.55%              --
Ratio of net investment income to average net assets                                 4.76%            4.74%            4.57%
Portfolio turnover rate                                                                17%              22%               6%
Ratio of operating expenses to average net assets without waivers                    0.80%            0.75%            0.77%
Net investment income per share without waivers                                 $    0.47        $    0.47        $    0.46

                                                                                  PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/92*
Operating performance:
Net asset value, beginning of year                                            $   10.00
Net investment income                                                              0.41
Net realized and unrealized gain/(loss) on investments                             0.29
Net increase/(decrease) in net assets resulting from investment operations         0.70
Distributions:
Dividends from net investment income                                              (0.41)
Distributions in excess of net investment income                                     --
Distributions from net realized capital gains                                        --
Total distributions                                                               (0.41)
Net asset value, end of year                                                  $   10.29
Total return++                                                                     7.07%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $  20,584
Ratio of operating expenses to average net assets                                  0.20%+
Ratio of operating expenses to average net assets including interest
  expense                                                                            --
Ratio of net investment income to average net assets                               5.25%+
Portfolio turnover rate                                                              12%
Ratio of operating expenses to average net assets without waivers                  0.77%+
Net investment income per share without waivers                               $    0.37



  * Nations Georgia Intermediate Municipal Bond Fund Primary A Shares commenced operations on March 1, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating ratio was less than 0.01%.


NATIONS GEORGIA MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.38
Net investment income                                                                                            0.51
Net realized and unrealized gain/(loss) on investments                                                           1.34
Net increase/(decrease) in net assets resulting from investment operations                                       1.85
Dividends from net investment income                                                                            (0.51)
Net asset value, end of year                                                                                $    9.72
Total return++                                                                                                  22.48%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                          $   2,628
Ratio of operating expenses to average net assets                                                                0.40%(a)
Ratio of net investment income to average net assets                                                             5.42%
Portfolio turnover rate                                                                                            26%
Ratio of operating expenses to average net assets without waivers                                                1.09%
Net investment income per share without waivers                                                             $    0.44

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $   10.02
Net investment income                                                                                            0.46
Net realized and unrealized gain/(loss) on investments                                                          (1.64)
Net increase/(decrease) in net assets resulting from investment operations                                      (1.18)
Dividends from net investment income                                                                            (0.46)
Net asset value, end of year                                                                                $    8.38
Total return++                                                                                                 (12.07)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                          $     232
Ratio of operating expenses to average net assets                                                                0.21%+(a)
Ratio of net investment income to average net assets                                                             5.60%+
Portfolio turnover rate                                                                                            35%
Ratio of operating expenses to average net assets without waivers                                                1.04%+
Net investment income per share without waivers                                                             $    0.39




  * Nations Georgia Municipal Bond Fund Primary A Shares commenced operations on January 13, 1994.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                                  YEAR              YEAR              YEAR              YEAR              YEAR
                                                 ENDED             ENDED             ENDED             ENDED             ENDED
PRIMARY A SHARES                                11/30/95          11/30/94          11/30/93          11/30/92          11/30/91
Operating performance:
Net asset value, beginning of year           $   10.00          $   11.09        $   10.72         $   10.44         $   10.21
Net investment income                             0.51               0.50             0.52              0.55              0.60
Net realized and unrealized gain/(loss) on
  investments                                     0.98              (0.99)            0.44              0.31              0.24
Net increase/(decrease) in net assets
  resulting from investment operations            1.49              (0.49)            0.96              0.86              0.84
Distributions:
Dividends from net investment income             (0.51)             (0.50)           (0.52)            (0.55)            (0.60)
Distributions from net realized capital
  gains                                          (0.03)             (0.10)           (0.07)            (0.03)            (0.01)
Distributions in excess of net realized
  capital gains                                     --              (0.00)#             --                --                --
Total distributions                              (0.54)             (0.60)           (0.59)            (0.58)            (0.61)
Net asset value, end of year                 $   10.95          $   10.00        $   11.09         $   10.72         $   10.44
Total return++                                   15.16%             (4.64)%           9.11%             8.41%+++          8.46%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)           $  62,460          $  61,349        $  61,552         $  48,192         $  31,088
Ratio of operating expenses to average net
  assets                                          0.55%(a)           0.53%(a)         0.49%             0.39%             0.20%
Ratio of net investment income to average
  net assets                                      4.76%              4.73%            4.73%             5.12%             5.76%
Portfolio turnover rate                             11%                22%              26%               38%               26%
Ratio of operating expenses to average net
  assets without waivers                          0.80%              0.73%            0.73%             0.78%             0.71%
Net investment income per share without
  waivers                                    $    0.48          $    0.48        $    0.49         $    0.51         $    0.55

                                                 PERIOD
                                                 ENDED
PRIMARY A SHARES                               11/30/90*
Operating performance:
Net asset value, beginning of year           $   10.00
Net investment income                             0.16
Net realized and unrealized gain/(loss) on
  investments                                     0.21
Net increase/(decrease) in net assets
  resulting from investment operations            0.37
Distributions:
Dividends from net investment income             (0.16)
Distributions from net realized capital
  gains                                             --
Distributions in excess of net realized
  capital gains                                     --
Total distributions                              (0.16)
Net asset value, end of year                 $   10.21
Total return++                                    3.72%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)           $  11,087
Ratio of operating expenses to average net
  assets                                          0.21%+
Ratio of net investment income to average
  net assets                                      6.12%+
Portfolio turnover rate                             49%
Ratio of operating expenses to average net
  assets without waivers                          0.84%+
Net investment income per share without
  waivers                                    $    0.13



  * Nations Maryland Intermediate Municipal Bond Fund Primary A Shares commenced operations on September 1, 1990.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS MARYLAND MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.37
Net investment income                                                                                            0.48
Net realized and unrealized gain/(loss) on investments                                                           1.26
Net increase/(decrease) in net assets resulting from investment operations                                       1.74
Dividends from net investment income                                                                            (0.48)
Net asset value, end of year                                                                                $    9.63
Total return++                                                                                                  21.23%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                          $   2,595
Ratio of operating expenses to average net assets                                                                0.40%
Ratio of net investment income to average net assets                                                             5.14%
Portfolio turnover rate                                                                                            11%
Ratio of operating expenses to average net assets without waivers                                                1.26%
Net investment income per share without waivers                                                             $    0.40

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $    8.90
Net investment income                                                                                            0.11
Net realized and unrealized gain/(loss) on investments                                                          (0.53)
Net increase/(decrease) in net assets resulting from investment operations                                      (0.42)
Dividends from net investment income                                                                            (0.11)
Net asset value, end of year                                                                                $    8.37
Total return++                                                                                                  (4.89)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                          $      39
Ratio of operating expenses to average net assets                                                                0.21%+(a)
Ratio of net investment income to average net assets                                                             5.48%+
Portfolio turnover rate                                                                                            39%
Ratio of operating expenses to average net assets without waivers                                                1.30%+
Net investment income per share without waivers                                                             $    0.09




  * Nations Maryland Municipal Bond Fund Primary A Shares commenced operations on September 20, 1994.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                               YEAR              YEAR
                                                                                              ENDED             ENDED
PRIMARY A SHARES                                                                             11/30/95          11/30/94
Operating performance:
Net asset value, beginning of year                                                        $    9.53         $   10.46
Net investment income                                                                          0.45              0.44
Net realized and unrealized gain/(loss) on investments                                         0.99             (0.88)
Net increase/(decrease) in net assets resulting from investment operations                     1.44             (0.44)
Distributions:
Dividends from net investment income                                                          (0.45)            (0.44)
Distributions in excess of net investment income                                              (0.00)#              --
Distributions from net realized capital gains                                                 (0.01)            (0.05)
Total distributions                                                                           (0.46)            (0.49)
Net asset value, end of year                                                              $   10.51         $    9.53
Total return++                                                                                15.41%            (4.34)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                        $  20,916         $  14,148
Ratio of operating expenses to average net assets                                              0.57%(a)          0.55%(a)
Ratio of net investment income to average net assets                                           4.47%             4.38%
Portfolio turnover rate                                                                          57%               37%
Ratio of operating expenses to average net assets without waivers                              0.84%             0.82%
Net investment income per share without waivers                                           $    0.43         $    0.42

                                                                                             PERIOD
                                                                                              ENDED
PRIMARY A SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of year                                                          $   10.00
Net investment income                                                                            0.43
Net realized and unrealized gain/(loss) on investments                                           0.46
Net increase/(decrease) in net assets resulting from investment operations                       0.89
Distributions:
Dividends from net investment income                                                            (0.43)
Distributions in excess of net investment income                                                   --
Distributions from net realized capital gains                                                      --
Total distributions                                                                             (0.43)
Net asset value, end of year                                                                $   10.46
Total return++                                                                                   9.03%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                          $  11,814
Ratio of operating expenses to average net assets                                                0.42%+
Ratio of net investment income to average net assets                                             4.23%+
Portfolio turnover rate                                                                            29%
Ratio of operating expenses to average net assets without waivers                                0.85%+
Net investment income per share without waivers                                             $    0.39



  * Nations North Carolina Intermediate Municipal Bond Fund Primary A Shares commenced operations on December 11, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Amount represents less than $0.01 per share.


 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.36
Net investment income                                                                                            0.50
Net realized and unrealized gain/(loss) on investments                                                           1.37
Net increase/(decrease) in net assets resulting from investment operations                                       1.87
Dividends from net investment income                                                                            (0.50)
Net asset value, end of year                                                                                $    9.73
Total return++                                                                                                  22.87%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                          $   1,293
Ratio of operating expenses to average net assets                                                                0.38%(a)
Ratio of net investment income to average net assets                                                             5.43%
Portfolio turnover rate                                                                                            40%
Ratio of operating expenses to average net assets without waivers                                                0.96%
Net investment income per share without waivers                                                             $    0.45

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $   10.06
Net investment income                                                                                            0.45
Net realized and unrealized gain/(loss) on investments                                                          (1.70)
Net increase/(decrease) in net assets resulting from investment operations                                      (1.25)
Dividends from net investment income                                                                            (0.45)
Net asset value, end of year                                                                                $    8.36
Total return++                                                                                                 (12.65)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                          $     531
Ratio of operating expenses to average net assets                                                                0.21%+(a)
Ratio of net investment income to average net assets                                                             5.53%+
Portfolio turnover rate                                                                                            29%
Ratio of operating expenses to average net assets without waivers                                                0.92%+
Net investment income per share without waivers                                                             $    0.40




  * Nations North Carolina Municipal Bond Fund Primary A Shares commenced operations on January 11, 1994.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                YEAR              YEAR              YEAR
                                                                               ENDED             ENDED             ENDED
PRIMARY A SHARES                                                              11/30/95          11/30/94          11/30/93
Operating performance:
Net asset value, beginning of year                                         $    9.76         $   10.61          $   10.18
Net investment income                                                           0.51              0.50               0.50
Net realized and unrealized gain/(loss) on investments                          0.93             (0.84)              0.43
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    1.44             (0.34)              0.93
Distributions:
Dividends from net investment income                                           (0.51)            (0.50)             (0.50)
Distributions in excess of net investment income                                  --             (0.00)#               --
Distributions from net realized capital gains                                     --             (0.01)                --
Total distributions                                                            (0.51)            (0.51)             (0.50)
Net asset value, end of year                                               $   10.69         $    9.76          $   10.61
Total return++                                                                 15.02%            (3.37)%             9.32    %
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $   45,255        $   49,030        $    56,995
Ratio of operating expenses to average net assets                               0.55%(a)          0.54%(a)           0.45    %
Ratio of net investment income to average net assets                            4.92%             4.82%              4.68    %
Portfolio turnover rate                                                           11%               30%                11    %
Ratio of operating expenses to average net assets without waivers               0.75%             0.75%              0.75    %
Net investment income per share without waivers                           $     0.49        $     0.48        $      0.47

                                                                               PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of year                                         $   10.00
Net investment income                                                           0.47
Net realized and unrealized gain/(loss) on investments                          0.18
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.65
Distributions:
Dividends from net investment income                                           (0.47)
Distributions in excess of net investment income                                  --
Distributions from net realized capital gains                                     --
Total distributions                                                            (0.47)
Net asset value, end of year                                               $   10.18
Total return++                                                                  6.62%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $   39,535
Ratio of operating expenses to average net assets                               0.20%+
Ratio of net investment income to average net assets                            4.11%+
Portfolio turnover rate                                                            7%
Ratio of operating expenses to average net assets without waivers               0.74%+
Net investment income per share without waivers                           $     0.42



  * Nations South Carolina Intermediate Municipal Bond Fund Primary A Shares commenced operations on January 6, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.65
Net investment income                                                                                            0.52
Net realized and unrealized gain/(loss) on investments                                                           1.34
Net increase/(decrease) in net assets resulting from investment operations                                       1.86
Dividends from net investment income                                                                            (0.52)
Net asset value, end of year                                                                                $    9.99
Total return++                                                                                                  21.99%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $       1,782
Ratio of operating expenses to average net assets                                                                0.40%(a)
Ratio of net investment income to average net assets                                                             5.44%
Portfolio turnover rate                                                                                            13%
Ratio of operating expenses to average net assets without waivers                                                1.08%
Net investment income per share without waivers                                                         $        0.46

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $   10.02
Net investment income                                                                                            0.48
Net realized and unrealized gain/(loss) on investments                                                          (1.37)
Net increase/(decrease) in net assets resulting from investment operations                                      (0.89)
Dividends from net investment income                                                                            (0.48)
Net asset value, end of year                                                                                $    8.65
Total return++                                                                                                  (9.12)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $         400
Ratio of operating expenses to average net assets                                                                0.21%+(a)
Ratio of net investment income to average net assets                                                             5.48%+
Portfolio turnover rate                                                                                            14%
Ratio of operating expenses to average net assets without waivers                                                1.12%+
Net investment income per share without waivers                                                         $        0.41




  * Nations South Carolina Municipal Bond Fund Primary A Shares commenced operations on December 27, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                                                               YEAR               YEAR
                                                                                               ENDED              ENDED
PRIMARY A SHARES                                                                             11/30/95           11/30/94
Operating performance:
Net asset value, beginning of year                                                           $    9.30          $   10.18
Net investment income                                                                             0.46               0.45
Net realized and unrealized gain/(loss) on investments                                            0.93              (0.87)
Net increase/(decrease) in net assets resulting from investment operations                        1.39              (0.42)
Distributions:
Dividends from net investment income                                                             (0.46)             (0.45)
Distributions in excess of net investment income                                                    --              (0.00)#
Distributions from net realized capital gains                                                       --              (0.01)
Total distributions                                                                              (0.46)             (0.46)
Net asset value, end of year                                                                 $   10.23          $    9.30
Total return++                                                                                   15.22%             (4.24)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                       $       7,160      $       4,116
Ratio of operating expenses to average net assets                                                 0.57%              0.52%
Ratio of operating expenses including interest expense                                              --(a)            0.53%
Ratio of net investment income to average net assets                                              4.65%              4.56%
Portfolio turnover rate                                                                             34%                41%
Ratio of operating expenses to average net assets without waivers                                 0.92%              0.89%
Net investment income per share without waivers                                          $        0.43      $        0.41

                                                                                              PERIOD
                                                                                               ENDED
PRIMARY A SHARES                                                                             11/30/93*
Operating performance:
Net asset value, beginning of year                                                           $   10.06
Net investment income                                                                             0.29
Net realized and unrealized gain/(loss) on investments                                            0.12
Net increase/(decrease) in net assets resulting from investment operations                        0.41
Distributions:
Dividends from net investment income                                                             (0.29)
Distributions in excess of net investment income                                                    --
Distributions from net realized capital gains                                                       --
Total distributions                                                                              (0.29)
Net asset value, end of year                                                                 $   10.18
Total return++                                                                                    4.09%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                       $       2,123
Ratio of operating expenses to average net assets                                                 0.27%+
Ratio of operating expenses including interest expense                                              --
Ratio of net investment income to average net assets                                              4.31%+
Portfolio turnover rate                                                                             16%
Ratio of operating expenses to average net assets without waivers                                 0.94%+
Net investment income per share without waivers                                          $        0.24



  * Nations Tennessee Intermediate Municipal Bond Fund Primary A Shares commenced operations on April 13, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS TENNESSEE MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.58
Net investment income                                                                                            0.52
Net realized and unrealized gain/(loss) on investments                                                           1.29
Net increase/(decrease) in net assets resulting from investment operations                                       1.81
Dividends from net investment income                                                                            (0.52)
Net asset value, end of year                                                                                $    9.87
Total return++                                                                                                  21.52%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $         768
Ratio of operating expenses to average net assets                                                                0.40%(a)
Ratio of net investment income to average net assets                                                             5.49%
Portfolio turnover rate                                                                                            45%
Ratio of operating expenses to average net assets without waivers                                                1.27%
Net investment income per share without waivers                                                         $        0.44

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $    9.59
Net investment income                                                                                            0.39
Net realized and unrealized gain/(loss) on investments                                                          (1.01)
Net increase/(decrease) in net assets resulting from investment operations                                      (0.62)
Dividends from net investment income                                                                            (0.39)
Net asset value, end of year                                                                                $    8.58
Total return++                                                                                                  (6.66)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $         311
Ratio of operating expenses to average net assets                                                                0.21%+(a)
Ratio of net investment income to average net assets                                                             5.56%+
Portfolio turnover rate                                                                                            38%
Ratio of operating expenses to average net assets without waivers                                                1.20%+
Net investment income per share without waivers                                                         $        0.32




  * Nations Tennessee Municipal Bond Fund Primary A Shares commenced operations on March 2, 1994.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                               YEAR              YEAR
                                                                                              ENDED             ENDED
PRIMARY A SHARES                                                                             11/30/95          11/30/94
Operating performance:
Net asset value, beginning of year                                                        $    9.53         $   10.35
Net investment income                                                                          0.46              0.44
Net realized and unrealized gain/(loss) on investments                                         0.83             (0.79)
Net increase/(decrease) in net assets resulting from investment operations                     1.29             (0.35)
Distributions:
Dividends from net investment income                                                          (0.46)            (0.44)
Distributions in excess of net investment income                                                 --             (0.00)#
Distributions from net realized capital gains                                                    --             (0.03)
Total distributions                                                                           (0.46)            (0.47)
Net asset value, end of year                                                              $   10.36         $    9.53
Total return++                                                                                13.83%            (3.48)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                       $   26,382        $   24,066
Ratio of operating expenses to average net assets                                              0.57%(a)          0.55%(a)
Ratio of net investment income to average net assets                                           4.62%             4.40%
Portfolio turnover rate                                                                          64%               61%
Ratio of operating expenses to average net assets without waivers                              0.83%             0.78%
Net investment income per share without waivers                                          $     0.44        $     0.42

                                                                                             PERIOD
                                                                                              ENDED
PRIMARY A SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of year                                                          $   10.00
Net investment income                                                                            0.41
Net realized and unrealized gain/(loss) on investments                                           0.35
Net increase/(decrease) in net assets resulting from investment operations                       0.76
Distributions:
Dividends from net investment income                                                            (0.41)
Distributions in excess of net investment income                                                   --
Distributions from net realized capital gains                                                      --
Total distributions                                                                             (0.41)
Net asset value, end of year                                                                $   10.35
Total return++                                                                                   7.72%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                       $     31,875
Ratio of operating expenses to average net assets                                                0.44%+
Ratio of net investment income to average net assets                                             4.43%+
Portfolio turnover rate                                                                            63%
Ratio of operating expenses to average net assets without waivers                                0.82%+
Net investment income per share without waivers                                          $       0.38



  * Nations Texas Intermediate Municipal Bond Fund Primary A Shares commenced operations on January 12, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS TEXAS MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.39
Net investment income                                                                                            0.50
Net realized and unrealized gain/(loss) on investments                                                           1.31
Net increase/(decrease) in net assets resulting from investment operations                                       1.81
Dividends from net investment income                                                                            (0.50)
Net asset value, end of year                                                                                $    9.70
Total return++                                                                                                  22.09%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $       4,613
Ratio of operating expenses to average net assets                                                                0.39%(a)
Ratio of net investment income to average net assets                                                             5.45%
Portfolio turnover rate                                                                                            50%
Ratio of operating expenses to average net assets without waivers                                                1.05%
Net investment income per share without waivers                                                         $        0.44

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $   10.01
Net investment income                                                                                            0.42
Net realized and unrealized gain/(loss) on investments                                                          (1.62)
Net increase/(decrease) in net assets resulting from investment operations                                      (1.20)
Dividends from net investment income                                                                            (0.42)
Net asset value, end of year                                                                                $    8.39
Total return++                                                                                                 (12.21)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $       2,285
Ratio of operating expenses to average net assets                                                                0.22%+(a)
Ratio of net investment income to average net assets                                                             5.52%+
Portfolio turnover rate                                                                                           107%
Ratio of operating expenses to average net assets without waivers                                                1.06%+
Net investment income per share without waivers                                                         $        0.35




  * Nations Texas Municipal Bond Fund Primary A Shares commenced operations on February 3, 1994.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                     YEAR             YEAR             YEAR             YEAR             YEAR
                                     ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                   11/30/95         11/30/94         11/30/93         11/30/92         11/30/91
Operating performance:
Net asset value, beginning of
  year                           $    9.94         $   10.99         $   10.59      $   10.34        $   10.14
Net investment income                 0.51              0.50              0.48           0.54             0.58
Net realized and unrealized
  gain/(loss) on investments          0.89             (0.96)             0.42           0.29             0.21
Net increase/(decrease) in net
  assets resulting from
  investment operations               1.40             (0.46)             0.90           0.83             0.79
Distributions:
Dividends from net investment
  income                             (0.51)            (0.50)            (0.48)         (0.54)           (0.58)
Distributions from net
  realized capital gains             (0.00)#           (0.09)            (0.02)         (0.04)           (0.01)
Distributions in excess of net
  realized capital gains                --             (0.00)#              --             --               --
Total distributions                  (0.51)            (0.59)            (0.50)         (0.58)           (0.59)
Net asset value, end of year         10.83         $    9.94         $   10.99      $   10.59        $   10.34
Total return++                       14.39%            (4.35)%            9.08%          8.28%+++         8.04%+++
Ratios to average net assets/
  supplemental data:
Net assets, end of year (in
  000's)                         $ 157,252         $ 167,405         $ 193,084      $ 157,773        $ 119,757
Ratio of operating expenses to
  average net assets                  0.56%(a)          0.61%(a)          0.57%         0.56%             0.45%
Ratio of net investment income
  to average net assets               4.87%             4.76%             4.80%         5.17%             5.67%
Portfolio turnover rate                 22%               14%               26%           13%               24%
Ratio of operating expenses to
  average net assets without
  waivers                             0.74%             0.73%             0.69%         0.68%             0.73%
Net investment income per
  share without waivers          $    0.49         $    0.49         $    0.47      $    0.53        $    0.55

                                      YEAR             PERIOD
                                     ENDED             ENDED
PRIMARY A SHARES                    11/30/90         11/30/89*
Operating performance:
Net asset value, beginning of
  year                           $   10.08         $   10.00
Net investment income                 0.61              0.12
Net realized and unrealized
  gain/(loss) on investments          0.11              0.03
Net increase/(decrease) in net
  assets resulting from
  investment operations               0.72              0.15
Distributions:
Dividends from net investment
  income                             (0.66)            (0.07)
Distributions from net
  realized capital gains                --                --
Distributions in excess of net
  realized capital gains                --                --
Total distributions                  (0.66)            (0.07)
Net asset value, end of year     $   10.14         $   10.08
Total return++                        7.41%+++          1.46%+++
Ratios to average net assets/
  supplemental data:
Net assets, end of year (in
  000's)                         $  75,962         $  46,560
Ratio of operating expenses to
  average net assets                  0.26%             0.16%+
Ratio of net investment income
  to average net assets               6.09%             6.09%+
Portfolio turnover rate                 19%               12%
Ratio of operating expenses to
  average net assets without
  waivers                             0.80%             0.81%+
Net investment income per
  share without waivers          $    0.55         $    0.08



  * Nations Virginia Intermediate Municipal Bond Fund Primary A Shares commenced operations on September 20, 1989.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.29
Net investment income                                                                                            0.51
Net realized and unrealized gain/(loss) on investments                                                           1.33
Net increase/(decrease) in net assets resulting from investment operations                                       1.84
Dividends from net investment income                                                                            (0.51)
Net asset value, end of year                                                                                $    9.62
Total return++                                                                                                  22.63%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $       3,527
Ratio of operating expenses to average net assets                                                                0.39%(a)
Ratio of net investment income to average net assets                                                             5.51%
Portfolio turnover rate                                                                                            16%
Ratio of operating expenses to average net assets without waivers                                                1.04%
Net investment income per share without waivers                                                         $        0.46

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*
Operating performance:
Net asset value, beginning of year                                                                          $   10.00
Net investment income                                                                                            0.45
Net realized and unrealized gain/(loss) on investments                                                          (1.71)
Net increase/(decrease) in net assets resulting from investment operations                                      (1.26)
Dividends from net investment income                                                                            (0.45)
Net asset value, end of year                                                                                $    8.29
Total return++                                                                                                 (12.86)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $         432
Ratio of operating expenses to average net assets                                                                0.21%+(a)
Ratio of net investment income to average net assets                                                             5.52%+
Portfolio turnover rate                                                                                            61%
Ratio of operating expenses to average net assets without waivers                                                0.99%+
Net investment income per share without waivers                                                         $        0.38




  * Nations Virginia Municipal Bond Fund Primary A Shares commenced operations on January 11, 1994.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


   Objectives

MONEY MARKET FUNDS:

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.


NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


EQUITY FUNDS:


NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



NATIONS EQUITY INCOME FUND: Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.



NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.



NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



NATIONS EQUITY INDEX FUND: The investment objective of Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").(1) The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.


BALANCED FUND:


NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Nations Equity Index Fund.

three major asset groups: common stocks, fixed income securities, and cash equivalents.

BOND FUNDS:


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be between two and seven years.



NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than four years.



NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will not exceed three years. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than seven years.



NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be 10 years or less.

NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.


NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND AND NATIONS INTERMEDIATE MUNICIPAL BOND FUND: The investment objective of Nations Municipal Income Fund and Nations Short-Term Municipal Income Fund is to seek a high level of current interest income that is exempt from Federal income taxes. Such Funds invest primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax ("Municipal Securities").


Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.



During normal market conditions, at least 80% of the total assets of Nations Municipal Income Fund and Nations Intermediate Municipal Bond Fund will be invested in Municipal Securities with remaining maturities of 40 years or less. Under normal market conditions, it is expected that the average weighted maturity of Nations Municipal Income Fund's portfolio will be greater than 10 years. Under normal market conditions, it is expected that the average weighted maturity of Nations Intermediate Municipal Bond Fund's portfolio will be between three and ten years. Under normal market conditions, it is expected that the average weighted maturity of Nations Short-Term Municipal Income Fund's portfolio will not exceed three years.



NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE INTERMEDIATE MUNICIPAL BOND FUNDS," AND NATIONS FLORIDA MUNICIPAL BOND FUND, NATIONS GEORGIA MUNICIPAL BOND FUND, NATIONS MARYLAND MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND, NATIONS TENNESSEE MUNICIPAL BOND FUND, NATIONS TEXAS MUNICIPAL BOND FUND AND NATIONS VIRGINIA MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE MUNICIPAL BOND FUNDS": As described below, each of these Funds seeks to provide investors with as high a level of income exempt from Federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also seeks to provide a maximum level of income which is exempt from the personal income taxes, if any, for resident shareholders of the Fund's respective state.



Nations Florida Intermediate Municipal Bond Fund's and Nations Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income and the Florida state intangibles tax, consistent with relative stability of principal. Nations Georgia Intermediate Municipal Bond Fund's and Nations Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal. Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal. Nations North Carolina Intermediate Municipal Bond Fund's and Nations North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes, consistent with the relative stability of principal. Nations South Carolina Intermediate Municipal Bond Fund's and Nations South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal. Nations Tennessee Intermediate Municipal Bond Fund's and Nations Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal. Nations Texas Intermediate Municipal Bond Fund's and Nations Texas Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income tax, consistent with the relative stability of principal. Nations Virginia Intermediate Municipal Bond Fund's and Nations Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.

Each of the above State Intermediate Municipal Bond Funds and State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes). For these tax purposes, with respect to 50% of the value of its assets, each Fund invests no more than 5% of such assets in securities of a single issuer (except the U.S. Government or its agencies or instrumentalities). Each Fund may not invest more than 25% of its assets in the securities of a single issuer. The average dollar weighted effective maturity of each of the State Intermediate Municipal Bond Funds will be between three and ten years, except during temporary defensive periods. The average dollar weighted effective maturity of the State Municipal Bond Funds will be at least five years, except during temporary defensive periods. The value of the Funds' portfolios can be expected to vary inversely with changes in prevailing interest rates.

   How Objectives Are Pursued

MONEY MARKET FUNDS:


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Some U.S. Government Obligations are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"). Some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). U.S. Government Obligations also include U.S. Treasury Obligations, which differ only in their interest rates, maturities and times of issuance. The Fund also may invest in bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."



NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."



NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."



NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends and Distributions Are Made; Tax Information."



The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch"), or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch,

"A-1" or higher by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."


The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."


EQUITY FUNDS:


NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, the Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.


To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.



In order to further enhance its income, the Fund also may invest its assets in fixed-income securities (corporate, government and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P) or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.


The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.


In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.


The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers and securities of foreign investment funds or trusts. For additional information concerning the Fund's investment practices, see "Appendix A."


NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.


The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.



The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.


The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:


(Bullet) above-average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and
(Bullet) above average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.


In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.



In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information con-cerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.


NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser, as investment adviser, believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.



In selecting stocks for purchase by the Fund, the Adviser utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.



The Fund may invest up to 10% of its total assets in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.



NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value.



The Adviser generally will seek to match the composition of the S&P 500 Index as much as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.

Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.


The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants. For additional information concerning the Fund's investment practices, see "Appendix A."

ABOUT THE INDEX. The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with the Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard and Poor's 500" is a service mark of S&P.


The 500 securities, most of which trade on the New York Stock Exchange, represented, as of February 13, 1996, approximately 81% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 46% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of February 13, 1996, the five largest companies in the Index were: General Electric (2.7%), American Telephone & Telegraph (2.2%), Exxon Corporation (2.1%), Coca-Cola (2.1%) and Merck (1.7%). The largest industry categories were: consumer non-durables (32.7%), finance (14.1%), utilities (12.5%), materials and services (11.3%) and technology (10.8%).


GENERAL: Each Equity Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors. Each Equity Fund also may invest in restricted, private placement and other illiquid securities. Each Equity Fund (except Nations Equity Index Fund) also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

BALANCED FUND:


NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund invests: common stocks, fixed income securities, and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, the Adviser believes that common stocks typically offer the best opportunity for long-term capital appreciation. High quality companies with strong long term fundamentals and earnings growth potential, trading at reasonable market valuations, offer the best total return potential among common stocks.



The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with favorable industry positioning and strong management teams. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.


The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's,

IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defense measure if market conditions warrant. For additional information concerning these instruments, see "Appendix A."

The Fund also may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors and engage in dollar roll transactions. The Fund also may invest in restricted, private placement and other illiquid securities, and also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. See "Appendix A" below for additional information concerning the investment practices of this Fund.

BOND FUNDS:

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.



NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix
A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. For a more detailed description of the investment practices of this Fund, see "Appendix A".


Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, existing circumstances warrant.



NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government Obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including GNMA, FNMA and the FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.")



The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed- and variable-rate bonds; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.



Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G.

rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."



Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend paying preferred and common stock.



Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.


The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various countries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.



Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.


Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.


NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND AND NATIONS INTERMEDIATE MUNICIPAL BOND FUND: Under normal market conditions, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund will invest at least 65% of the total value of their assets in Municipal Securities which will be rated investment grade at the time of purchase by at least one of the following: D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.



Up to 35% of the assets of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund may be invested in lower-quality Municipal Securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment and assurance of interest and principal payment over any long period of time may be small. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."


During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include short-term U.S. Government Obligations; repurchase agreements; and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix
A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods. The value of a Fund's portfolio generally will vary inversely with changes in prevailing interest rates. For additional information concerning the Funds' investment practices, see "Appendix A."



STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 65% of the total value of the assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in municipal bonds, and substantially all of each Fund's assets will be invested in debt instruments issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities ("Municipal Securities"). Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida and Georgia do impose a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income tax, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends And Distributions are Made; Tax Information.") During normal market conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.



Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Funds also may invest in Municipal Securities with stated maturities of less than one year, which are determined to present minimal credit risks and which at the time of purchase are considered to be of high quality, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, and the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax.


During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include short-term U.S. Government Obligations; repurchase agreements; options; and futures contracts. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds also may hold uninvested cash reserves pending investment or during defensive periods. For additional information concerning the Funds' investment practices, see "Appendix A."



GENERAL: Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each of those Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may engage in reverse repurchase agreements and dollar roll transactions. The Nations Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Bond Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.


SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks that investors should be aware of.


Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.


The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.


Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.


Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

PORTFOLIO TURNOVER (NON-MONEY MARKET FUNDS): Generally, the Equity Funds, the Balanced Fund and the Bond Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."



RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.


Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Funds' investment objectives and do not unduly increase the Funds' exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs. Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


Nations Prime Fund, Nations Treasury Fund, Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund and Nations Short-Term Municipal Income Fund may not:


     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.


Also, as a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income tax and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


In order for the Money Market Funds to value their investments on the basis of amortized cost, investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined to present minimal credit risks and that at the time of acquisition are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Money Market Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Money Market Fund's own restrictions will govern.


   How Performance Is Shown


MONEY MARKET FUNDS: From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares and Nations Tax Exempt Fund also may advertise the tax-equivalent yield of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.


NON-MONEY MARKET FUNDS: From time to time the Non-Money Market Funds may advertise the total return and yield on a class of shares. Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the

State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may advertise the tax-equivalent yield of a class of shares. TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of Non-Money Market Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods.


Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE ADVISER OR THE FUNDS.


                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
PACIFIC EX-JAPAN COMPOSITE               March 31, 1995*
One Year                                      4.90%
Three Year                                    24.50%
Five Year                                     15.70%
Since Inception on January 1,
  1988                                        22.20%

[CAPTION]

Annual Total Returns*

  1988       1989       1990       1991       1992       1993       1994
 10.70%     56.10%     (1.50%)    20.30%     21.10%     106.90%   (15.10%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
EMERGING MARKETS COMPOSITE               March 31, 1995*

One Year                                     (24.40%)
Since Inception on January 1,
  1993                                        9.60%

Annual
Total
Returns*

   1993         1994
  73.90%      (20.20%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

                                   Average Annual Total Return
                                    for the Periods Indicated
GLOBAL GOVERNMENT BOND EX-U.K.               through
  COMPOSITE*                             March 31, 1995**

One Year                                      7.90%
Three Year                                    9.40%
Since Inception on September 1,
  1990                                        11.40%

[CAPTION]

Annual Total Returns**
   1991         1992         1993         1994
  19.30%        3.30%       13.50%       (2.40%)


 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J. P. Morgan Global Government Bond Index, would not have materially affected their total returns.


** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.


Set forth below is the average annual total return and the annual total return for Nations International Equity Fund for the periods ending March 31, 1995:


                                   Average Annual Total Return
                                    for the Periods Indicated
NATIONS INTERNATIONAL EQUITY                 through
  FUND                                    March 31, 1995

One Year                                      1.22%
Three Year                                    6.98%
Since Inception on December 2,
  1991                                        5.30%

[CAPTION]

Annual Total Returns
   1992         1993         1994
  (8.57%)      27.21%        2.60%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.


The "tax-equivalent yield" of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Primary A Shares, the Money Market Funds offer Primary B, Investor A, Investor B, Investor C and Investor D Shares. In addition to Primary A Shares, the Non-Money Market Funds offer Primary B, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Institution, as defined below.


   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.



Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for those Funds listed below, for which Nations Gartmore serves as sub-investment adviser. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina Corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Nations Gartmore, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK-based international fund management group of companies (the "Gartmore Group"). Compagnie de Suez and affiliated entities (collectively, "Compagnie de Suez") own 75% of the equity of Gartmore plc. On February 19, 1996, it was announced that National Westminster Bank plc ("NatWest"), one of the world's largest commercial and investment banking firms, had agreed to acquire, subject to the satisfaction or waiver of certain conditions, control of Gartmore plc from Compagnie de Suez through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its subsidiary that holds 75% of the outstanding voting shares of Gartmore plc; and (2) a tender offer for the remaining portion of Gartmore plc shares held by public shareholders (collectively, the "Acquisition"). The Acquisition, if completed, will result in a change in ownership of Nations Gartmore and will probably result in a change in the name of Nations Gartmore. Based on representations made by Nations Gartmore, it is not anticipated that the change in ownership will affect the level of service provided to the Funds or result in a change to the personnel assigned to handle advisory responsibilities. As of February 19, 1996, NatWest had assets under management of approximately $47 billion.



The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds and Nations Tax Exempt Fund, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund; 0.50% of the average daily net assets of each of the Nations Equity Index Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; 0.60% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund and the State Municipal Bond Funds; 0.75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; 0.65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; 0.75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; 0.90% of the average daily net assets of Nations Pacific Growth Fund; and 0.70% of the average daily net assets of Nations Global Government Income Fund.


For the services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.055% of Nations Prime Fund's, Nations Treasury Fund's, Nations Government Money Market Fund's and Nations Tax Exempt Fund's average daily net assets; 0.20% of Nations Equity Income Fund's average daily net assets; 0.10% of Nations Equity Index Fund's average daily net assets; 0.25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; 0.15% of Nations Short-Intermediate Government Fund's, Nation's Government Securities Fund's, Nations Short-Term Income Fund's, Nations Diversified Income Fund's and Nations Strategic Fixed Income Fund's average daily net assets; and 0.07% of Nations Municipal Income Fund's, Nations Short-Term Municipal Income Fund's, Nations Intermediate Municipal Bond Fund's, Nations Florida Municipal Bond Fund's, Nations Georgia Municipal Bond Fund's, Nations Maryland Municipal Bond Fund's, Nations North Carolina Municipal Bond Fund's, Nations South Carolina Municipal Bond Fund's, Nations Tennessee Municipal Bond Fund's, Nations Texas Municipal Bond Fund's, Nations Virginia Municipal Bond Fund's, Nations Florida Intermediate Municipal Bond Fund's, Nations Georgia Intermediate Municipal Bond Fund's, Nations Maryland Intermediate Municipal Bond Fund's, Nations North Carolina Intermediate Municipal Bond Fund's, Nations South Carolina Intermediate Municipal Bond Fund's, Nations Tennessee Intermediate Municipal Bond Fund's, Nations Texas Intermediate Municipal Bond Fund's and Nations Virginia Intermediate Municipal Bond Fund's average daily net assets.



For services provided and expenses assumed pursuant to a sub-advisory agreement, Nations Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's average daily net assets; 0.70% of Nations Pacific Growth Fund's average daily net assets and 0.54% of Nations Global Government Income Fund's average daily net assets. Although the advisory fees for Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Global Government Income Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.



From time to time, NBAI (and/or TradeStreet and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- 0.16%; Nations Tax Exempt Fund -- 0.17%; Nations Value Fund -- 0.75%; Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.70%; Nations Equity Index Fund -- 0.10%; Nations Balanced Assets Fund -- 0.75%; Nations Short-Intermediate Government Fund -- 0.40%; Nations Short-Term Income
Fund -- 0.30%; Nations Diversified Income Fund -- 0.50%; Nations Strategic Fixed Income Fund -- 0.50%; Nations Municipal Income Fund -- 0.35%; Nations Short-Term Municipal Income Fund -- 0.07%; Nations Intermediate Municipal Bond
Fund -- .15%; Nations Florida Intermediate Municipal Bond Fund -- 0.27%; Nations Florida Municipal Bond Fund -- 0.09%; Nations Georgia Intermediate Municipal Bond Fund -- 0.28%; Nations Georgia Municipal Bond Fund -- 0%; Nations Maryland Intermediate Municipal Bond Fund -- 0.28%; Nations Maryland Municipal Bond
Fund -- 0%; Nations North Carolina Intermediate Municipal Bond Fund -- 0.26%; Nations North Carolina Municipal Bond Fund -- .07%; Nations South Carolina Intermediate Municipal Bond Fund -- 0.31%; Nations South Carolina Municipal Bond Fund -- 0%; Nations Tennessee Intermediate Municipal Bond Fund -- 0.18%; Nations Tennessee Municipal Bond Fund -- 0%; Nations Texas Intermediate Municipal Bond Fund -- 0.27%; Nations Texas Municipal Bond Fund -- .01%; Nations Virginia Intermediate Municipal Bond Fund -- 0.33%; and Nations Virginia Municipal Bond Fund -- .02%. For the fiscal year ended November 30, 1995, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.05% of the Fund's average daily net assets.



For the fiscal year ended November 30, 1995, NationsBank reimbursed advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Georgia Municipal Bond Fund -- 0.02%; Nations Maryland Municipal Bond Fund -- 0.16%; Nations South Carolina Municipal Bond Fund -- 0.01%; Nations Tennessee Municipal Bond Fund -- 0.19%.



For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets: Nations

Prime Fund -- 0.13%; Nations Treasury Fund -- 0.16%; Nations Government Securities Fund -- 0.46%; Nations Equity Income Fund -- 0.68%; and Nations International Equity Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid the prior sub-adviser for Nations International Equity Fund 0.38% of the Fund's average daily net assets.


Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysts.



Sandra L. Duck is a Product Manager, Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Previously she was Vice President and Portfolio Manager for NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms Duck graduated from King's College.



Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund. He has been Portfolio Manager for Nations Equity Index Fund since 1993. Previously he was Vice President and Structured Products Manager for NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager of the Nations Prime since 1988. Previously she was Vice President and Senior Portfolio Manager for NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.



Sharon M. Herrmann, CFA, is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been the Portfolio Manager of Nations Value Fund since 1989. Previously she was Senior Vice President and Portfolio Manager for NationsBank. Ms. Herrmann has worked for NationsBank since 1981 where her responsibilities included fund management and portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Eric S. Williams, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been the Portfolio Manager for Nations Equity Income Fund since 1991. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Stephen Watson has been Principal Portfolio Manager for Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.



Philip Ehrmann is Principal Portfolio Manager for Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. He has been Portfolio Manager for Nations Emerging Markets Fund since 1995. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.



Seok Teoh is Principal Portfolio Manager for Nations Pacific Growth Fund. She has been Portfolio Manager for Nations Pacific Growth Fund since 1995. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.


Philip J. Sanders, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Edward E. (Jack) Smiley, Jr., CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund. Mr. Smiley has been the Portfolio Manager for Nations Emerging Growth Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1968. His past experience includes management consulting and portfolio management for Interfirst Investment Management, Merrill Lynch and Dean Witter. Mr. Smiley received a B.B.A. in Management from Southern Methodist University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the Dallas Association of Investment Analysts.



Jeffery C. Moser, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Disciplined Equity Fund. Mr. Moser has been Portfolio Manager of the Nations Disciplined Equity Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Moser has worked for NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Julie L. Hale, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Previously she was Vice President and Senior Portfolio Manager for NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.



Mark Rimmer is the Principal Portfolio Manager for Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He has been Portfolio Manager for Nations Global Government Income Fund since 1995. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.



Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.



Mark S. Ahnrud, CFA, is a Director of Fixed Income Management for TradeStreet and the Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been the Portfolio Manager for the Nations Diversified Income Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Ahnrud has worked for NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson

College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund and Nations Government Securities Fund. Mr. Swaim has been Portfolio Manager for the Funds since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.



Michele M. Poirier is a Senior Product Manager, Municipal Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier has been Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, and South Carolina Intermediate Municipal Bond Fund since 1992. She has been Portfolio Manager for the other Funds since 1993. Previously she was Senior Vice President and Senior Portfolio Manager for NationsBank. She has worked in the investment community since 1974. Her past experience includes serving as Director of Trading, Institutional Sales, and Municipal Trader for Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company respectively. Ms. Poirier received a B.B.A. in Marketing from Georgia State University.



Mathew M. Kiselak is a Product Manager, Municipal Fixed Income Management for TradeStreet and Portfolio Manager for Nations Short-Term Municipal Income Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Texas Municipal Bond Fund. Mr. Kiselak has been Portfolio Manager for Nations North Carolina Intermediate Municipal Bond Fund and Nations North Carolina Municipal Bond Fund since 1995. He has been Portfolio Manager for the other Funds since 1994. Previously he was Vice President and Portfolio Manager for NationsBank. He has worked in the investment community since 1987. His past experience includes Portfolio Manager and Municipal Credit Analysis for Reich & Tang Inc. Mr. Kiselak received a B.A. in Economics from Pace University.



John C. Kohl is a Director of Municipal Fixed Income Management and Municipal Fixed Income Management for TradeStreet. He is responsible for overseeing all municipal product management and is the Senior Portfolio Manager for Nations Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. Mr. Kohl has been Portfolio Manager for the Funds since 1994. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Kohl has worked in the investment community since 1979. His past experience includes serving as Chief Investment Officer for London Pacific Life & Annuity, Team Leader and Portfolio Manager for Harris Trust and Savings Bank, and Management Consultant for asset-liability of Continental Bank. Mr. Kohl received a joint B.A. in Economics and North American Studies from McGill University.



David M. Hetherington, CFA, is a Director of TradeStreet and Managing Director of Fixed Income Management. Mr. Hetherington is responsible for overseeing all fixed income product management and is Senior Portfolio Manager for Nations Short-Term Income Fund. Mr. Hetherington has been Portfolio Manager for Nations Short-Term Income Fund since 1995. Previously he was Senior Vice President and Director of Fixed Income for NationsBank. Mr. Hetherington has worked in the investment community since 1975. His past experience includes working as a portfolio manager, a trust investment officer and a securities analyst for First Citizens Bank and Deposit Guarantee as well as working as an Economist for the U.S. Department of Labor in the Bureau of Labor Statistics. Mr. Hetherington received a B.A. in Economics from Duke University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.



For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Diversified Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- 0.07%; Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund and Nations Strategic Fixed Income Fund -- 0.10%; Nations South Carolina Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund -- 0.09%.


For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of the following Funds: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Trust Shares of the Funds.



Bank of New York, Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.



First Data serves as the Transfer Agent for each of the Fund's Trust Shares. NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with Bank of New York, called "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. NationsBank of Texas, which also serves as the sub-transfer agent for each Fund's Trust Shares, is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it acts as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds. In return for providing sub-transfer agency services for the Trust Shares of Nations Fund, NationsBank of Texas is entitled to receive an annual fee from First Data of $251,000.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors determines is fair and equitable.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. The Non-Money Market Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Certain Funds, however, do not offer shares of each class. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund Trust: Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the 1940 Act requires voting by fund.

As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund, Inc.: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a con-
trolling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations
Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Primary A Shares may be purchased through trust organizations, fee-based planners and institutional retirement plans ("Institutions") that have entered into selling agreements with Stephens.



Primary A Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge the accounts of their customers ("Customers") for services provided in connection with the purchase of shares.


Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Bank Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "NYSE Business Day"). Unless otherwise specified, the term Business Day in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a NYSE Business Day with respect to a Non-Money Market Fund.

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.

Nations Fund reserves the right to reject any purchase order. The issuance of Primary A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions to record beneficial ownership of Primary A Shares and to reflect such ownership in the account statements provided to their Customers.



EFFECTIVE TIME OF PURCHASES -- MONEY MARKET FUNDS: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution placing the order, and any funds received will be returned promptly to the sending Institution. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Primary Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.


Institutions are responsible for transmitting orders for purchases by their Customers, and delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.


EFFECTIVE TIME OF PURCHASES -- NON-MONEY MARKET FUNDS: Purchase orders for Primary A Shares in the Non-Money Market Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to thesending Institution. Primary Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.



Institutions are responsible for transmitting orders for purchases of Primary A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.


   How To Redeem Shares


Customers may redeem all or part of their Primary A Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Fund. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.



With respect to the Money Market Funds, redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to the Institutions. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund) for execution on that Business Day.


With respect to the Non-Money Market Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.


Nations Fund may redeem a shareholder's Primary Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Primary Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Fund also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


   How To Exchange Shares


The exchange feature enables a shareholder of Primary A Shares of a Fund to acquire Primary A Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary A Shares for Primary A Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.



The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.



Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.



Provided your Institution allows telephone exchanges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.



Primary A Shares may be exchanged by directing a request directly to the Institution through which the original Primary A Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.


   How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), each Bank Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS


MONEY MARKET FUNDS: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Primary A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Primary A Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his Primary A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.



NON-MONEY MARKET FUNDS: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are declared and paid each calendar quarter by the Equity Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.


Primary A Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary A Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.



The net asset value of Primary A Shares in the Non-Money Market Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Primary A Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary A Shares in a Fund.


TAX INFORMATION


Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.



Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.)



Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that each such Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.



Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each

Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.


NATIONS TAX EXEMPT FUND, NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND, THE STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND THE STATE MUNICIPAL BOND FUNDS


As regulated investment companies, each of these Funds is entitled to pass through to their shareholders tax-exempt interest income ("exempt-interest dividends") subject to certain conditions which these Funds intend to satisfy. To the extent that any of these Funds earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. The policy of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income net of certain deductions and 90% of their investment company taxable income. Nations Tax Exempt Fund does not intend to earn investment company taxable income or long-term capital gains. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund, Nations Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Short-Term Municipal Income Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


If any of these Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida and Georgia impose a tax upon intangible personal property which may apply to shares of the Funds held by residents of those states. Florida has issued a Technical Assistance Advisement indicating that shares in the Nations Florida Intermediate Municipal Bond Fund and the Nations Florida Municipal Bond Fund will not be subject to Florida's intangibles tax, subject to certain requirements which these two Funds intend to satisfy. See Nations Fund Trust's SAI for further details about state tax treatment relevant to shareholders of these Funds.


In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.


The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.



ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.



MORTGAGE-BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.


Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.


Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.



CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.



A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.



The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.



NON-MORTGAGE ASSET-BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.



The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.



The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.



Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).



Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, GICs and some commercial paper issued in reliance upon the exemption in
Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.



If otherwise consistent with their investments objective and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.



The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


MONEY MARKET INSTRUMENTS: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.



Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.



In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Since each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that Fund's income, capital, and liquidity may be adversely affected.

For the past forty years, the economy of the State of Florida has consisted primarily of tourism, retirement and agriculture. More recently, military and defense spending have fueled economic diversification as well as the aerospace industry, laser optics research, computer manufacturing and international trade and commerce. Currently, Moody's rates Florida's general obligation bonds "Aa", and S&P rates such bonds "AA".


The State of Georgia has a diversified economy, which has performed relatively well in recent years. Important industries in the state include pulp and paper products, agriculture and textiles. Currently, Moody's rates Georgia general obligation bonds "Aaa" and S&P rates such bonds "AA+."


The State of Maryland's leading areas of employment are services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, electronic equipment, industrial machinery, and transportation equipment). Maryland has a higher than average number of people employed by the Government. The Port of Baltimore is one of the larger international ports in the United States and in the world. Currently, Moody's rates Maryland general obligation bonds "Aaa" and S&P rates such bonds "AAA."


The State of North Carolina has an economic base consisting of a combination of manufacturing, services, agriculture and tourism. During the period from 1980 to 1993, the per capita income in the State grew from $7,999 to $18,702, an increase of 133.8%. During the same period, the state's labor force increased 24.5%. Currently, Moody's rates the state of North Carolina's general obligation bonds "Aaa" and S&P rates such bonds "AAA."



The State of South Carolina's economy has been dominated since the early 1920's by the textile industry, with over one-third of the manufacturing workers directly or indirectly related to the textile industry. The economic base of the state is gradually becoming more diversified as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+."


The State of Tennessee has an economic base consisting primarily of manufacturing, services, agriculture and tourism. Currently, Moody's rates the State of Tennessee's general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Texas has long been identified with the oil and gas industry, but the Texas economy recently has become more diversified. Oil and gas related industries accounted for 27% of the state's total output of goods and services in 1981, but currently account for only 12% of the state's economy. Servicing sectors (which include transportation and public utilities; finance and insurance; trade; services; and government) are the major sources of job growth in Texas. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to contribute to Texas' future growth. Currently Moody's rates Texas general obligations bonds "Aa" and S&P rates such bonds "AA".

The Commonwealth of Virginia has a diversified economy with government, manufacturing, high technology (both manufacturing and non-manufacturing) industries, agriculture, mining, construction, services, and tourism all represented. Virginia also has benefited from its port facilities, a large number of federal government and military installations, and its proximity to Washington, D.C. Currently Moody's rates Virginia general obligation bonds "Aaa" and S&P rates such bonds "AAA."

There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds is contained in Nations Fund Trust's SAI.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


SHORT SALES: A short sale is the sale of a security that a Fund does not own. A short sale is "against the box" if at all times when the short position is open a Fund owns an equal amount of securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.

SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.



VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA:


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. When issues posses a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                    PRIMARY A SHARES
                                       APRIL 1, 1996


MONEY MARKET FUNDS
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market
  Fund
EQUITY FUNDS
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund
BALANCED FUND
Nations Balanced Assets Fund
BOND FUNDS

Nations Short-Intermediate Government
  Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Global Government Income
  Fund

 (Nations Fund logo appears here)

INVESTMENT ADVISER: NationsBanc Advisors, Inc.
SUB-INVESTMENT ADVISER: TradeStreet Investment Associates, Inc.
SUB-INVESTMENT ADVISER: Nations Gartmore Investment Management
DISTRIBUTOR: Stephens Inc.

  TR-96128-496

Prospectus


                                    PRIMARY A SHARES
                                       APRIL 1, 1996



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund"), of the Nations Fund Family ("Nations Fund" or
"Nations Fund Family"). This Prospectus describes one class of shares of each Fund -- Primary A
Shares (formerly called Trust A Shares). The Nations
Disciplined Equity Fund was formerly called "Nations
Special Equity Fund."



NATIONS PRIME FUND, NATIONS TREASURY FUND AND
NATIONS GOVERNMENT MONEY MARKET FUND (THE "MONEY
MARKET FUNDS") SEEK TO MAINTAIN A NET ASSET VALUE OF
$1.00 PER SHARE. INVESTMENTS IN THESE FUNDS ARE
NEITHER INSURED NOR GUARANTEED BY THE U.S.
GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THESE
FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE.



This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Primary A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end investment management company, is contained in separate Statements of Additional
Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios, each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to certain of the Funds and Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the other
Funds. As used herein the "Adviser" shall mean NBAI, TradeStreet and/or Nations Gartmore as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

MONEY MARKET FUNDS:
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations International Equity Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund

BALANCED FUND:
Nations Balanced Assets Fund

BOND FUNDS:
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund

Nations Global Government Income Fund


                                              For purchase, redemption and
                                              performance information
                                              call:
                                              1-800-626-2275

                                              Nations Fund
                                              c/o Stephens Inc.
                                              One NationsBank Plaza
                                              33rd Floor
                                              Charlotte, NC 28255

                                              (Nations Fund logo appears here)

  TR-96128-496

                            Table  Of  Contents

About The Funds

                            Prospectus Summary                                 3



                            Expenses Summary                                   6



                            Financial Highlights                               8



                            Objectives                                        22



                            How Objectives Are Pursued                        23



                            How Performance Is Shown                          36



                            How The Funds Are Managed                         38



                            Organization And History                          43


About Your
Investment



                            How To Buy Shares                                 45



                            How To Redeem Shares                              45



                            How To Exchange Shares                            46



                            How The Funds Value Their Shares                  47



                            How Dividends And Distributions Are Made;
                            Tax Information                                   47



                            Appendix A -- Portfolio Securities                49



                            Appendix B -- Description Of Ratings              57



                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
                            BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds



   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



(Bullet) MONEY MARKET FUNDS:



    (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



    (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



    (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



(Bullet) EQUITY FUNDS:



    (Bullet) Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



    (Bullet) Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



    (Bullet) Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



   (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets.



   (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).




   (Bullet) Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation.




  (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.




 (Bullet) Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



 (Bullet) The investment objective of Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

(Bullet) BALANCED FUND:



         (Bullet) Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.



(Bullet) BOND FUNDS:



         (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations.



        (Bullet) Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



        (Bullet) Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds.




       (Bullet) Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.




      (Bullet) Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities.




      (Bullet) Nations Global Government Income Fund's investment objective is to seek current income. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.




(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



         Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund."

(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to certain of the Funds and Nations Gartmore Investment Management provides sub-advisory services to the other Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Equity Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. The Money Market Funds and the Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.



NATIONS FUND MONEY MARKET FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                                          Nations Prime       Nations
                                                                                              Fund         Treasury Fund
Sales Load Imposed on Purchases                                                               None             None
Deferred Sales Load                                                                           None             None

                                                                                             Nations
                                                                                           Government
                                                                                          Money Market
                                                                                              Fund

Sales Load Imposed on Purchases                                                               None
Deferred Sales Load                                                                           None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                                                          Nations Prime       Nations
                                                                                              Fund         Treasury Fund

Management Fees (After Fee Waivers)1                                                          .14%             .14%
All Other Expenses (After Expense Reimbursements)                                             .16%             .16%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)1                      .30%             .30%


                                                                                             Nations
                                                                                           Government
                                                                                          Money Market
                                                                                              Fund

Management Fees (After Fee Waivers)1                                                          .12%
All Other Expenses (After Expense Reimbursements)                                             .18%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)1                      .30%



1 See page 8 for a discussion of the actual expenses absent such fee waivers.



NATIONS FUND EQUITY/BALANCED FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                                Nations                           Nations
                                                               Nations          Equity           Nations         Emerging
                                                                Value           Income        International       Markets
                                                                Fund             Fund          Equity Fund         Fund
Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None

                                                               Nations
                                                               Pacific
                                                               Growth
                                                                Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                                                Nations                           Nations
                                                               Nations          Equity           Nations         Emerging
                                                                Value           Income        International       Markets
                                                                Fund             Fund          Equity Fund         Fund

Management Fees                                                 .75%             .70%             .90%             1.10%
All Other Expenses (After Expense Reimbursements)               .19%             .21%             .25%             .80%
Total Operating Expenses (After Expense Reimbursements)         .94%             .91%             1.15%            1.90%

                                                               Nations
                                                               Pacific
                                                               Growth
                                                                Fund

Management Fees                                                 .90%
All Other Expenses (After Expense Reimbursements)               .80%
Total Operating Expenses (After Expense Reimbursements)         1.70%

NATIONS FUND EQUITY/BALANCED FUNDS PRIMARY A SHARES


                                                                  Nations          Nations          Nations          Nations
                                                                  Capital         Emerging        Disciplined        Equity
                                                                  Growth           Growth           Equity            Index
                                                                   Fund             Fund             Fund             Fund
Sales Load Imposed on Purchases                                    None             None             None             None
Deferred Sales Load                                                None             None             None             None

                                                                  Nations
                                                                 Balanced
                                                                  Assets
                                                                   Fund
Sales Load Imposed on Purchases                                    None
Deferred Sales Load                                                None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                                  Nations          Nations          Nations          Nations
                                                                  Capital         Emerging        Disciplined        Equity
                                                                  Growth           Growth           Equity            Index
                                                                   Fund             Fund             Fund             Fund

Management Fees (After Fee Waivers)1                               .75%             .75%             .75%             .10%
All Other Expenses                                                 .23%             .23%             .25%             .27%
Total Operating Expenses (After Fee Waivers)1                      .98%             .98%             1.00%            .37%

                                                                  Nations
                                                                 Balanced
                                                                  Assets
                                                                   Fund

Management Fees (After Fee Waivers)1                               .75%
All Other Expenses                                                 .24%
Total Operating Expenses (After Fee Waivers)1                      .99%



1 See page 8 for a discussion of the actual expenses absent such fee waivers.



NATIONS FUND BOND FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES


                                               Nations Short-       Nations      Nations Short-
                                                Intermediate      Government          Term            Nations          Nations
                                                 Government       Securities         Income         Diversified    Strategic Fixed
                                                    Fund             Fund             Fund          Income Fund      Income Fund
Sales Load Imposed on Purchases                     None             None             None             None             None
Deferred Sales Load                                 None             None             None             None             None

                                                   Nations
                                                   Global
                                                 Government
                                                 Income Fund
Sales Load Imposed on Purchases                     None
Deferred Sales Load                                 None


ANNUAL FUND
OPERATING EXPENSES
(as a percentage of average net assets)

                                               Nations Short-       Nations      Nations Short-
                                                Intermediate      Government          Term            Nations          Nations
                                                 Government       Securities         Income         Diversified    Strategic Fixed
                                                    Fund             Fund             Fund          Income Fund      Income Fund

Management Fees (After Fee Waivers)1                .40%             .50%             .30%             .50%             .50%
All Other Expenses (After Expense
  Reimbursements)                                   .20%             .30%             .26%             .30%             .21%
Total Operating Expenses (After Fee Waivers
  and Expense Reimbursements)1                      .60%             .80%             .56%             .80%             .71%

                                                   Nations
                                                   Global
                                                 Government
                                                 Income Fund

Management Fees (After Fee Waivers)1                .70%
All Other Expenses (After Expense
  Reimbursements)                                   .60%
Total Operating Expenses (After Fee Waivers
  and Expense Reimbursements)1                      1.30%



1 See page 8 for a discussion of the actual expenses absent fee waivers.


EXAMPLES:


You would pay the following expenses on a $1,000 investment in Primary A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


[CAPTION]


                                             Nations
                                           Government                      Nations        Nations                       Nations
               Nations        Nations         Money         Nations        Equity      International     Nations        Pacific
                Prime        Treasury        Market          Value         Income         Equity        Emerging        Growth
                Fund           Fund           Fund           Fund           Fund           Fund       Markets Fund       Fund

1 Year           $ 3            $ 3            $ 3           $ 10           $  9           $ 12            $19            $17
3 Years          $10            $10            $10           $ 30           $ 29           $ 37            $60            $54
5 Years          $17            $17            $17           $ 52           $ 50           $ 63            N/A            N/A
10 Years         $38            $38            $38           $115           $112           $140            N/A            N/A

               Nations        Nations
               Capital       Emerging
               Growth         Growth
                Fund           Fund
1 Year          $ 10           $ 10
3 Years         $ 31           $ 31
5 Years         $ 54           $ 54
10 Years        $120           $120


                                                                         Nations
                            Nations        Nations        Nations        Short-         Nations        Nations        Nations
                          Disciplined      Equity        Balanced     Intermediate    Government     Short-Term     Diversified
                            Equity          Index         Assets       Government     Securities       Income         Income
                             Fund           Fund           Fund           Fund           Fund           Fund           Fund
1 Year                       $ 10            $ 4           $ 10            $ 6            $ 8            $ 6            $ 8
3 Years                      $ 32            $12           $ 32            $19            $26            $18            $26
5 Years                      $ 55            $21           $ 55            $33            $44            $31            $44
10 Years                     $122            $47           $121            $75            $99            $70            $99

                            Nations        Nations
                           Strategic       Global
                             Fixed       Government
                            Income         Income
                             Fund           Fund
1 Year                        $ 7            $13
3 Years                       $23            $41
5 Years                       $40            N/A
10 Years                      $88            N/A



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary A Shares will bear either directly or indirectly. Except for Nations Emerging Markets Fund, Nations Global Government Income Fund and Nations Pacific Growth Fund, which fees and expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers and reimbursements, "Management Fees," "All Other Expenses" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .17% and .37%, respectively; Nations Treasury Fund -- .20%, .17% and .37%, respectively; Nations Government Money Market Fund -- .40%, .21% and .61%, respectively; Nations Government Securities Fund -- .64%,.31% and .95%, respectively; and Nations Diversified Income Fund -- .60%, .33% and .93%, respectively. Absent fee waivers,
"Management Fees" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows: Nations Equity Index Fund -- .50% and
 .77%, respectively; Nations Short-Intermediate Government Fund -- .60% and .80%, respectively; Nations Strategic Fixed Income Fund -- .60% and .81%, respectively; Nations Short-Term Income Fund -- .60% and .86%, respectively. Absent expense reimbursements, "All Other Expenses" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows:
Nations Equity Income Fund -- .22% and .92%, respectively; and Nations International Equity Fund -- .26% and 1.16%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited and, where indicated, unaudited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. The financial information for Nations Portfolios have not been audited by Price Waterhouse LLP. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS PRIME FUND


                                      SIX MONTHS
                                         ENDED              YEAR               YEAR               YEAR               YEAR
                                       11/30/95             ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES                      (UNAUDITED)         05/31/95            5/31/94            5/31/93            5/31/92
Operating performance:
Net asset value, beginning of
  period                             $      1.00        $      1.00        $      1.00        $      1.00       $     1.00
Net investment income                     0.0288             0.0519             0.0318             0.0328           0.0506
Dividends from net investment
  income                                 (0.0288)           (0.0519)           (0.0318)           (0.0328)         (0.0506)
Net asset value, end of period       $      1.00        $      1.00        $      1.00        $      1.00       $     1.00
Total return++                              2.93%              5.32%              3.22%              3.33%            5.19%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $ 2,751,290        $ 2,873,096        $ 2,883,762        $ 1,156,266       $  500,476
Ratio of operating expenses to
  average net assets                        0.30%+             0.30%              0.30%              0.30%            0.30%
Ratio of net investment income to
  average net assets                        5.75%+             5.23%              3.20%              3.25%            5.03%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements             0.37%+             0.38%              0.37%              0.36%            0.42%
Net investment income per share
  without waivers and/or
  reimbursements                     $    0.0285        $    0.0511        $    0.0311        $    0.0322       $   0.0494

                                         YEAR
                                         ENDED
PRIMARY A SHARES                        5/31/91
Operating performance:
Net asset value, beginning of
  period                            $     1.00
Net investment income                   0.0749
Dividends from net investment
  income                               (0.0749)
Net asset value, end of period      $     1.00
Total return++                            7.75%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)   $  574,993
Ratio of operating expenses to
  average net assets                      0.30%
Ratio of net investment income to
  average net assets                      7.47%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           0.44%
Net investment income per share
  without waivers and/or
  reimbursements                    $   0.0735


NATIONS PRIME FUND (CONT.)


                                                                               YEAR             YEAR             YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                              5/31/90          5/31/89          5/31/88
Operating performance:
Net asset value, beginning of period                                       $    1.00        $    1.00        $    1.00
Net investment income                                                         0.0855           0.0839           0.0675
Dividends from net investment income                                         (0.0855)         (0.0839)         (0.0675)
Net asset value, end of period                                             $    1.00        $    1.00        $    1.00
Total return++                                                                  8.88%+++         8.71%+++         6.94%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                          $ 433,298        $ 115,295        $ 264,063
Ratio of operating expenses to average net assets                               0.32%            0.35%            0.36%
Ratio of net investment income to average net assets                            8.43%            8.11%            6.73%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                0.50%+++         0.55%+++         0.56%+++
Net investment income per share without waivers and/or reimbursements      $  0.0731+++     $  0.0819+++     $  0.0655+++

                                                                              PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             5/31/87*
Operating performance:
Net asset value, beginning of period                                       $    1.00
Net investment income                                                         0.0277
Dividends from net investment income                                         (0.0277)
Net asset value, end of period                                             $    1.00
Total return++                                                                  2.79%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                          $ 252,562
Ratio of operating expenses to average net assets                               0.35%+
Ratio of net investment income to average net assets                            5.99%+
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                0.65%+++
Net investment income per share without waivers and/or reimbursements      $  0.0247+++



  * Nations Prime Fund Primary A Shares commenced operations on December 15,
    1986.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TREASURY FUND


                                      SIX MONTHS
                                         ENDED              YEAR               YEAR               YEAR               YEAR
                                       11/30/95             ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES                      (UNAUDITED)         05/31/95            5/31/94            5/31/93            5/31/92
Operating performance:
Net asset value, beginning of
  period                             $      1.00       $      1.00        $      1.00        $      1.00        $      1.00
Net investment income                     0.0282            0.0494             0.0297             0.0307             0.0483
Dividends from net investment
  income                                 (0.0282)          (0.0494)           (0.0297)           (0.0307)           (0.0483)
Distribution from net realized
  capital gains                           --               (0.0000)**           --                 --                 --
Net asset value, end of period       $      1.00       $      1.00        $      1.00        $      1.00        $      1.00
Total return++                              2.85%             5.05%              2.99%              3.12%              4.95%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $ 2,725,471       $ 2,896,868        $ 2,679,992        $ 2,956,796        $ 1,094,741
Ratio of operating expenses to
  average net assets                        0.30%+            0.30%              0.30%              0.30%              0.29%
Ratio of net investment income to
  average net assets                        5.63%+            4.99%              2.97%              3.02%              4.82%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements             0.36%+            0.35%              0.36%              0.36%              0.42%
Net investment income per share
  without waivers and/or
  reimbursements                     $    0.0279       $    0.0489        $    0.0292        $    0.0302        $    0.0470

                                         YEAR
                                         ENDED
PRIMARY A SHARES                        5/31/91
Operating performance:
Net asset value, beginning of
  period                            $     1.00
Net investment income                   0.0721
Dividends from net investment
  income                               (0.0721)
Distribution from net realized
  capital gains                           --
Net asset value, end of period      $     1.00
Total return++                            7.46%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)   $  955,186
Ratio of operating expenses to
  average net assets                      0.25%
Ratio of net investment income to
  average net assets                      7.04%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           0.43%
Net investment income per share
  without waivers and/or
  reimbursements                    $   0.0703


NATIONS TREASURY FUND (CONT.)


                                                                               YEAR             YEAR             YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                              5/31/90          5/31/89          5/31/88
Operating performance:
Net asset value, beginning of period                                       $    1.00        $    1.00        $    1.00
Net investment income                                                         0.0829           0.0802           0.0630
Dividends from net investment income                                         (0.0829)         (0.0802)         (0.0630)
Distributions from net realized capital gains                                     --               --               --
Net asset value, end of period                                             $    1.00        $    1.00        $    1.00
Total return++                                                                  8.61%+++         8.33%+++         6.49%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                          $ 392,843        $  90,946        $ 111,414
Ratio of operating expenses to average net assets                               0.25%            0.39%            0.38%
Ratio of net investment income to average net assets                            8.18%            7.93%            6.31%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                0.59%+++         0.58%+++         0.65%+++
Net investment income per share without waivers and/or reimbursements      $  0.0693+++     $  0.0783+++     $  0.0603+++

                                                                              PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             5/31/87*
Operating performance:
Net asset value, beginning of period                                       $    1.00
Net investment income                                                         0.0262
Dividends from net investment income                                         (0.0262)
Distributions from net realized capital gains                                     --
Net asset value, end of period                                             $    1.00
Total return++                                                                  2.64%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                          $  66,221
Ratio of operating expenses to average net assets                               0.35%+
Ratio of net investment income to average net assets                            5.68%+
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                0.75%+++
Net investment income per share without waivers and/or reimbursements      $  0.0222+++



  * Nations Treasury Fund Primary A Shares commenced operations on December 15, 1986.

 ** Amount represents less than $0.0001.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GOVERNMENT MONEY MARKET FUND


                                                                YEAR             YEAR             YEAR             YEAR
                                                                ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                              11/30/95         11/30/94         11/30/93         11/30/92
Net asset value, beginning of year                           $    1.00        $    1.00        $    1.00       $    1.00
Net investment income                                           0.0558           0.0375           0.0294          0.0358
Distributions:
Dividends from net investment income                           (0.0558)         (0.0375)         (0.0294)        (0.0358)
Dividends from net realized gains                                   --          (0.0000)#             --              --
Total distributions                                            (0.0558)         (0.0375)         (0.0294)        (0.0358)
Net asset value, end of year                                 $    1.00        $    1.00        $    1.00       $    1.00
Total return++                                                    5.72%            3.84%            2.96%           3.63%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                              $ 332,895        $ 432,729        $ 475,180       $ 414,412
Ratio of operating expenses to average net assets                 0.30%            0.30%            0.30%           0.42%
Ratio of net investment income to average net assets              5.58%            3.79%            2.91%           3.55%
Ratio of operating expenses to average net assets without
  waivers                                                         0.57%            0.59%            0.56%           0.58%
Net investment income per share without waivers              $  0.0531        $  0.0347        $  0.0269       $  0.0341

                                                               PERIOD
                                                                ENDED
PRIMARY A SHARES                                              11/30/91*
Net asset value, beginning of year                          $    1.00
Net investment income                                          0.0571
Distributions:
Dividends from net investment income                          (0.0571)
Dividends from net realized gains                                  --
Total distributions                                           (0.0571)
Net asset value, end of year                                $    1.00
Total return++                                                   5.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                             $ 333,979
Ratio of operating expenses to average net assets                0.43%+
Ratio of net investment income to average net assets             5.49%+
Ratio of operating expenses to average net assets without
  waivers                                                        0.62%+
Net investment income per share without waivers             $  0.0551



  * Nations Government Money Market Fund Primary A Shares commenced operations on December 3, 1990.

  + Annualized.
 ++ Total return represents aggregate return for the periods indicated. +++ Unaudited.

  # Value represents less than $0.0001 per shares.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VALUE FUND


                                  YEAR             YEAR             YEAR             YEAR              YEAR              YEAR
                                  ENDED            ENDED            ENDED            ENDED            ENDED             ENDED
PRIMARY A SHARES                11/30/95         11/30/94         11/30/93         11/30/92          11/30/91          11/30/90
Operating performance:
Net asset value, beginning
  of year                      $   12.98        $   13.74         $   12.45      $   11.16        $    9.71         $   10.04
Net investment income               0.27             0.24              0.24           0.28             0.34              0.35
Net realized and unrealized
  gain/(loss) on
  investments                       3.91            (0.23)             1.38           1.57             1.47             (0.36)
Net increase/(decrease) in
  net assets resulting from
  investment operations             4.18             0.01              1.62           1.85             1.81             (0.01)
Distributions:
Dividends from net
  investment income                (0.28)           (0.23)            (0.24)         (0.27)           (0.36)            (0.32)
Distributions from net
  realized capital gains           (0.67)           (0.54)            (0.09)         (0.29)              --                --
Total distributions                (0.95)           (0.77)            (0.33)         (0.56)           (0.36)            (0.32)
Net asset value, end of
  year                         $   16.21        $   12.98         $   13.74      $   12.45        $   11.16         $    9.71
Total return++                     34.53%           (0.08)%           13.19%         17.00%+++        18.79%+++         (0.16)%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year (in
  000's)                       $ 956,669        $ 799,743         $ 707,185      $ 282,138        $  82,360         $  19,769
Ratio of operating expenses
  to average net assets             0.94%            0.93%             0.96%          0.90%            0.53%             0.21%
Ratio of net investment
  income to average net
  assets                            1.90%            1.85%             1.98%          2.31%            3.33%             4.19%
Portfolio turnover rate               63%              75%               64%            60%              51%               24%
Ratio of operating expenses
  to average net assets
  without waivers and/or
  expense reimbursements            0.94%            0.93%             0.97%          0.97%            0.99%             1.11%
Net investment income per
  share without waivers
  and/or expense
  reimbursements               $    0.27        $    0.24         $    0.24      $    0.27        $    0.30         $    0.26

                                  PERIOD
                                   ENDED
PRIMARY A SHARES                11/30/89*#
Operating performance:
Net asset value, beginning
  of year                      $   10.00
Net investment income               0.08
Net realized and unrealized
  gain/(loss) on
  investments                      (0.04)
Net increase/(decrease) in
  net assets resulting from
  investment operations             0.04
Distributions:
Dividends from net
  investment income                   --
Distributions from net
  realized capital gains              --
Total distributions                   --
Net asset value, end of
  year                         $   10.04
Total return++                      0.40%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year (in
  000's)                       $   5,161
Ratio of operating expenses
  to average net assets             0.49%+
Ratio of net investment
  income to average net
  assets                            4.41%+
Portfolio turnover rate               --
Ratio of operating expenses
  to average net assets
  without waivers and/or
  expense reimbursements            1.41%+
Net investment income per
  share without waivers
  and/or expense
  reimbursements               $    0.06



  * Nations Value Fund Primary A Shares commenced operations on September 19, 1989.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EQUITY INCOME FUND


                                      SIX MONTHS
                                         ENDED              YEAR               YEAR               YEAR                YEAR
                                       11/30/95             ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES                      (UNAUDITED)         05/31/95#           5/31/94            5/31/93            5/31/92
Operating performance:
Net asset value, beginning of
  period                             $     11.81        $    11.43         $    12.06          $    11.41        $   10.19
Net investment income                       0.19              0.42               0.38                0.37             0.34
Net realized and unrealized gain
  on investments                            0.84              1.11               0.22                1.08             1.25
Net increase in net assets
  resulting from investment
  operations                                1.03              1.53               0.60                1.45             1.59
Distributions:
Dividends from net investment
  income                                   (0.20)            (0.42)             (0.42)              (0.35)           (0.30)
Distributions from net realized
  capital gains                               --             (0.73)             (0.81)              (0.45)           (0.07)
Total distributions                        (0.20)            (1.15)             (1.23)              (0.80)           (0.37)
Net asset value, end of period       $     12.64        $    11.81         $    11.43          $    12.06        $   11.41
Total return++                              8.80%            14.79%              5.00%              13.30%           15.91%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $   275,586        $  283,082         $  225,740          $  175,949        $  18,104
Ratio of operating expenses to
  average net assets                        0.91%+            0.92%              0.94%               0.92%            1.10%
Ratio of net investment income to
  average net assets                        3.15%+            3.75%              3.41%               3.37%            3.15%
Portfolio turnover rate                       33%              158%               116%                 55%              84%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements             0.91%+            0.93%              0.95%               1.04%            2.21%
Net investment income per share
  without waivers and/or
  reimbursements                     $      0.18        $     0.42         $     0.38          $     0.36        $    0.22

                                         PERIOD
                                         ENDED
PRIMARY A SHARES                        5/31/91*
Operating performance:
Net asset value, beginning of
  period                             $   10.00
Net investment income                     0.05
Net realized and unrealized gain
  on investments                          0.14
Net increase in net assets
  resulting from investment
  operations                              0.19
Distributions:
Dividends from net investment
  income                                    --
Distributions from net realized
  capital gains                             --
Total distributions                       0.00
Net asset value, end of period       $   10.19
Total return++                            1.90%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $  10,194
Ratio of operating expenses to
  average net assets                      1.12%+
Ratio of net investment income to
  average net assets                      3.66%+
Portfolio turnover rate                      9%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           1.80%+
Net investment income per share
  without waivers and/or
  reimbursements                     $  (0.06)



  * Nations Equity Income Fund Primary A Shares commenced operations on April 11, 1991.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS INTERNATIONAL EQUITY FUND


                                                       SIX MONTHS
                                                          ENDED              YEAR               YEAR               YEAR
                                                        11/30/95             ENDED              ENDED              ENDED
PRIMARY A SHARES                                      (UNAUDITED)#         05/31/95#          5/31/94#           5/31/93#
Operating performance:
Net asset value, beginning of period                  $    11.75         $    12.06         $    10.60          $    10.40
Net investment income/(loss)                                0.07               0.14               0.09                0.09
Net realized and unrealized gain/(loss) on
  investments                                               0.70              (0.20)              1.44                0.21
Net increase/(decrease) in net assets resulting
  from investment operations                                0.77              (0.06)              1.53                0.30
Distributions:
Dividends from net investment income                          --              (0.03)             (0.05)              (0.08)
Distributions from net realized capital gains                 --              (0.12)             (0.02)              (0.02)
Distributions in excess of net realized capital
  gains                                                       --              (0.10)                --                  --
Total distributions                                           --              (0.25)             (0.07)              (0.10)
Net asset value, end of period                        $    12.52         $    11.75         $    12.06          $    10.60
Total return++                                              6.64%             (0.46)%            14.37%               3.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                     $  674,179         $  572,940         $  401,599          $  118,873
Ratio of operating expenses to average net assets           1.15%+             1.03%              1.17%               1.30%
Ratio of net investment income/(loss) to average
  net assets                                                0.83%+             1.17%              0.75%               1.03%
Portfolio turnover rate                                       16%                92%                39%                 41%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                     1.24%+             1.04%              1.18%               1.32%
Net investment income/(loss) per share without
  waivers and/or reimbursements                       $     0.06         $     0.14         $     0.08          $     0.10

                                                         PERIOD
                                                          ENDED
PRIMARY A SHARES                                        5/31/92*
Operating performance:
Net asset value, beginning of period                 $   10.00
Net investment income/(loss)                              0.08
Net realized and unrealized gain/(loss) on
  investments                                             0.36
Net increase/(decrease) in net assets resulting
  from investment operations                              0.44
Distributions:
Dividends from net investment income                     (0.04)
Distributions from net realized capital gains               --
Distributions in excess of net realized capital
  gains                                                     --
Total distributions                                      (0.04)
Net asset value, end of period                       $   10.40
Total return++                                            4.43%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                    $  83,970
Ratio of operating expenses to average net assets         1.33%+
Ratio of net investment income/(loss) to average
  net assets                                              1.81%+
Portfolio turnover rate                                     11%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                   1.43%+
Net investment income/(loss) per share without
  waivers and/or reimbursements                      $    0.03



  * Nations International Equity Fund Primary A Shares commenced operations on December 2, 1991.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.


NATIONS EMERGING MARKETS FUND


                                                                                                                      PERIOD

                                                                                                                      ENDED

PRIMARY A SHARES                                                                                                    9/30/95*#
                                                                                                                   (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                               $   10.00

Net investment income/(loss)##                                                                                         (0.00)**

Net realized and unrealized gain/(loss) on investments                                                                 (0.12)

Net increase/(decrease) in net assets resulting from investment operations                                             (0.12)

Distributions:
Dividends from net investment income                                                                                     N/A

Total Distributions                                                                                                      N/A

Net asset value, end of period                                                                                     $    9.88

Total return++                                                                                                         (1.20)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                               $  14,529

Ratio of operating expenses to average net assets                                                                       1.90%+

Ratio of net investment income/(loss) to average net assets                                                            (0.03)%+
Portfolio turnover rate                                                                                                   10%




  * Nations Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.


 ** Amount represents less than $0.01 per share.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.


## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS PACIFIC GROWTH FUND




                                                                                                                            PERIOD

                                                                                                                            ENDED

PRIMARY A SHARES                                                                                                          9/30/95*#
                                                                                                                        (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                                     $   10.00

Net investment income/(loss)                                                                                                  0.01

Net realized and unrealized gain/(loss) on investments                                                                       (0.30)

Net increase/(decrease) in net assets resulting from investment operations                                                   (0.29)

Distributions:
Dividends from net investment income                                                                                           N/A

Total Distributions                                                                                                            N/A

Net asset value, end of period                                                                                           $    9.71

Total return++                                                                                                               (2.90)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                     $  28,727

Ratio of operating expenses to average net assets                                                                             1.70%+

Ratio of net investment income/(loss) to average net assets                                                                   0.15%+

Portfolio turnover rate                                                                                                          3%




 * Nations Pacific Growth Fund Primary A Shares commenced operations on June 30, 1995.


 + Annualized.


++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.


NATIONS CAPITAL GROWTH FUND


                                                                               YEAR             YEAR             YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                             11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                          $   11.23       $    11.08         $   10.68
Net investment income/(loss)                                                     0.09             0.09              0.09
Net realized and unrealized gain on investments                                  3.28             0.14              0.42
Net increase in net assets resulting from investment operations                  3.37             0.23              0.51
Distributions:
Dividends from net investment income                                            (0.10)           (0.08)            (0.10)
Distributions from net realized gains                                           (0.26)           (0.00)(a)         (0.01)
Total distributions                                                             (0.36)           (0.08)            (0.11)
Net asset value, end of year                                                $   14.24       $    11.23         $   11.08
Total return++                                                                  30.96%            2.14%             4.84%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                          $ 867,361       $  717,914         $ 646,661
Ratio of operating expenses to average net assets                                0.98%            0.90%             0.80%
Ratio of net investment income/(loss) to average net assets                      0.71%            0.85%             0.84%
Portfolio turnover rate                                                            80%              56%               81%
Ratio of operating expenses to average net assets without waivers                0.98%            0.91%             0.89%
Net investment income/(loss) per share without waivers                      $    0.09       $     0.09         $    0.08

                                                                              PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of year                                         $   10.00
Net investment income/(loss)                                                    0.02
Net realized and unrealized gain on investments                                 0.66##
Net increase in net assets resulting from investment operations                 0.68
Distributions:
Dividends from net investment income                                              --
Distributions from net realized gains                                             --
Total distributions                                                               --
Net asset value, end of year                                               $   10.68
Total return++                                                                  6.80%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                         $ 728,629
Ratio of operating expenses to average net assets                               0.30%+
Ratio of net investment income/(loss) to average net assets                     1.33%+
Portfolio turnover rate                                                            7%
Ratio of operating expenses to average net assets without waivers               1.05%+
Net investment income/(loss) per share without waivers                     $    0.01



  * Nations Capital Growth Fund Primary A Shares commenced operations on September 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
 (a) Value represents less than $0.01 per share.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND


                                                                                              YEAR             YEAR
                                                                                              ENDED            ENDED
PRIMARY A SHARES                                                                            11/30/95         11/30/94#
Operating performance:
Net asset value, beginning of year                                                         $   11.41       $    10.87
Net investment income/(loss)                                                                    0.01            (0.03)
Net realized and unrealized gain on investments                                                 3.26             0.71
Net increase in net assets resulting from investment operations                                 3.27             0.68
Distributions:
Distributions from net realized gains                                                          (0.40)           (0.14)
Total distributions                                                                            (0.40)           (0.14)
Net asset value, end of year                                                               $   14.28       $    11.41
Total return++                                                                                 29.95%            6.26%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $ 269,484       $  182,459
Ratio of operating expenses to average net assets                                               0.98%            1.01%
Ratio of net investment income/(loss) to average net assets                                     0.08%           (0.29)%
Portfolio turnover rate                                                                          139%            1.29%
Ratio of operating expenses to average net assets without waivers                               0.98%            1.01%
Net investment income/(loss) per share without waivers                                     $    0.01       $    (0.03)

                                                                                             PERIOD
                                                                                              ENDED
PRIMARY A SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of year                                                        $    10.00
Net investment income/(loss)                                                                   (0.01)
Net realized and unrealized gain on investments                                                 0.89
Net increase in net assets resulting from investment operations                                 0.88
Distributions:
Distributions from net realized gains                                                          (0.01)
Total distributions                                                                            (0.01)
Net asset value, end of year                                                              $    10.87
Total return++                                                                                  8.81%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                        $  121,281
Ratio of operating expenses to average net assets                                               0.80%+
Ratio of net investment income/(loss) to average net assets                                    (0.15)%+
Portfolio turnover rate                                                                          159%
Ratio of operating expenses to average net assets without waivers                               1.01%+
Net investment income/(loss) per share without waivers                                    $    (0.03)



  * Nations Emerging Growth Fund Primary A Shares commenced operations on December 4, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.


NATIONS DISCIPLINED EQUITY FUND


                                                                          YEAR               PERIOD              PERIOD
                                                                          ENDED              ENDED               ENDED
PRIMARY A SHARES                                                        11/30/95           11/30/94*           04/29/94*
Operating performance:
Net asset value, beginning of year                                    $    13.08          $   13.31           $   13.65
Net investment income/(loss)                                                0.10               0.01               (0.05)
Net realized and unrealized gain/(loss) on investments                      3.96              (0.23)##             2.66
Net increase/(decrease) in net assets resulting from investment
  operations                                                                4.06              (0.22)               2.61
Distributions:
Dividends from net investment income                                       (0.08)             (0.01)                 --
Distributions from net realized gains                                         --                 --               (2.95)
Return of capital                                                             --              (0.00)(a)              --
Total distributions                                                        (0.08)             (0.01)              (2.95)
Net asset value, end of year                                          $    17.06          $   13.08           $   13.31
Total return++                                                             31.13%             (1.62)%             18.79%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                    $  109,939          $   9,947           $   8,079
Ratio of operating expenses to average net assets                           1.30%              1.13%+              1.20%+
Ratio of net investment income/(loss) to average net assets                 0.85%              0.12%+             (0.60)%+
Portfolio turnover rate                                                      124%               177%                475%
Ratio of operating expenses to average net assets without waivers           1.30%              1.56%+              1.53%+
Net investment income/(loss) per share without waivers                $     0.10          $   (0.03)          $   (0.08)

                                                                          PERIOD
                                                                          ENDED
PRIMARY A SHARES                                                        04/30/93*
Operating performance:
Net asset value, beginning of year                                     $   10.00
Net investment income/(loss)                                               (0.03)
Net realized and unrealized gain/(loss) on investments                      3.74
Net increase/(decrease) in net assets resulting from investment
  operations                                                                3.71
Distributions:
Dividends from net investment income                                          --
Distributions from net realized gains                                      (0.06)
Return of capital                                                             --
Total distributions                                                        (0.06)
Net asset value, end of year                                           $   13.65
Total return++                                                             37.13%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                     $   4,638
Ratio of operating expenses to average net assets                           1.20%+
Ratio of net investment income/(loss) to average net assets                (0.58)##%+
Portfolio turnover rate                                                      203%
Ratio of operating expenses to average net assets without waivers           1.31%+
Net investment income/(loss) per share without waivers                 $   (0.03)



  * The period for Nations Disciplined Equity Fund Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.


 (a) Amount represents less than $0.01 per share.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EQUITY INDEX FUND


                                                                                                             YEAR
                                                                                                             ENDED
PRIMARY A SHARES                                                                                           11/30/95
Operating performance:
Net asset value, beginning of year                                                                         $    9.84
Net investment income                                                                                           0.28
Net realized and unrealized gain/(loss) on investments                                                          3.20
Net increase in net assets resulting from investment operations                                                 3.48
Distributions:
Dividends from net investment income                                                                           (0.28)
Distributions from net realized gains                                                                          (0.13)
Total distributions                                                                                            (0.41)
Net asset value, end of year                                                                               $   12.91
Total return++                                                                                                 36.35%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                         $ 145,021
Ratio of operating expenses to average net assets                                                               0.37%
Ratio of operating expenses to average net assets including interest expense                                    0.38%
Ratio of net investment income to average net assets                                                            2.44%
Portfolio turnover rate                                                                                           18%
Ratio of operating expenses to average net assets without waivers                                               0.78%
Net investment income per share without waivers                                                            $    0.23

                                                                                                             YEAR

                                                                                                             ENDED

PRIMARY A SHARES                                                                                           11/30/94*
Operating performance:
Net asset value, beginning of year                                                                         $   10.00

Net investment income                                                                                           0.24

Net realized and unrealized gain/(loss) on investments                                                         (0.21)

Net increase in net assets resulting from investment operations                                                 0.03

Distributions:
Dividends from net investment income                                                                           (0.19)

Distributions from net realized gains                                                                             --

Total distributions                                                                                            (0.19)

Net asset value, end of year                                                                               $    9.84

Total return++                                                                                                  0.29%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                         $ 123,147

Ratio of operating expenses to average net assets                                                               0.35%+

Ratio of operating expenses to average net assets including interest expense                                      --

Ratio of net investment income to average net assets                                                            2.64%+

Portfolio turnover rate                                                                                           14%

Ratio of operating expenses to average net assets without waivers                                               0.79%+

Net investment income per share without waivers                                                            $    0.20




 * Nations Equity Index Fund Primary A Shares commenced operations on December 15, 1993.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


NATIONS BALANCED ASSETS FUND


                                                                               YEAR             YEAR             YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                             11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                         $   10.44        $   10.87         $   10.24
Net investment income                                                           0.38             0.25              0.29
Net realized and unrealized gain/(loss) on investments                          2.21            (0.43)             0.64
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    2.59            (0.18)             0.93
Distributions:
Dividends from net investment income                                           (0.33)           (0.25)            (0.30)
Distributions from net realized gains                                          (0.02)              --                --
Total distributions                                                            (0.35)           (0.25)            (0.30)
Net asset value, end of year                                               $   12.68        $   10.44         $   10.87
Total return++                                                                 25.27%          (1.73)%             9.22%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $  163,198       $  162,215       $   178,270
Ratio of operating expenses to average net assets                               0.99%            0.98%             0.90%
Ratio of net investment income to average net assets                            3.25%            2.31%             2.82%
Portfolio turnover rate                                                          174%             156%               50%
Ratio of operating expenses to average net assets without waivers               0.99%            0.99%             0.97%
Net investment income per share without waivers                           $     0.38       $     0.25     $        0.29

                                                                              PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of year                                         $   10.00
Net investment income                                                           0.06
Net realized and unrealized gain/(loss) on investments                          0.18##
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.24
Distributions:
Dividends from net investment income                                              --
Distributions from net realized gains                                             --
Total distributions                                                               --
Net asset value, end of year                                               $   10.24
Total return++                                                                  2.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $  111,953
Ratio of operating expenses to average net assets                               0.30%+
Ratio of net investment income to average net assets                            3.85%+
Portfolio turnover rate                                                           79%
Ratio of operating expenses to average net assets without waivers               1.05%+
Net investment income per share without waivers                           $     0.05



   * Nations Balanced Assets Fund Primary A Shares commenced operations on September 30, 1992.

   + Annualized.

  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.
 ## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND


                                                                YEAR             YEAR             YEAR             YEAR
                                                                ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                              11/30/95#        11/30/94         11/30/93         11/30/92
Operating performance:
Net asset value, beginning of year                           $    3.93        $    4.28        $    4.16       $    4.17
Net investment income                                             0.24             0.23             0.23            0.28
Net realized and unrealized gain/(loss) on investments            0.21            (0.33)            0.14           (0.01)
Net increase/(decrease) in net assets resulting from
  investment operations                                           0.45            (0.10)            0.37            0.27
Distributions:
Dividends from net investment income                             (0.24)           (0.23)           (0.23)          (0.28)
Distributions in excess of net investment income                 (0.00)(a)        (0.00)(a)           --              --
Distributions from net realized capital gains                       --            (0.02)           (0.02)             --
Total distributions                                              (0.24)           (0.25)           (0.25)          (0.28)
Net asset value, end of year                                 $    4.14        $    3.93        $    4.28       $    4.16
Total return++                                                   11.70%           (2.23)%           9.03%           6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                         $   425,200      $   433,278      $   443,426      $  360,497
Ratio of operating expenses to average net assets                 0.60%            0.59%            0.55%           0.37%
Ratio of net investment income to average net assets              5.88%            5.76%            5.40%           6.48%
Portfolio turnover rate                                            328%             133%              92%             25%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                   0.80%            0.80%            0.79%           0.77%
Net investment income per share without waivers and/or
  reimbursements                                           $      0.23      $      0.22      $      0.22      $     0.26

                                                               PERIOD
                                                                ENDED
PRIMARY A SHARES                                              11/30/91*
Operating performance:
Net asset value, beginning of year                          $    4.00##
Net investment income                                            0.10
Net realized and unrealized gain/(loss) on investments           0.17
Net increase/(decrease) in net assets resulting from
  investment operations                                          0.27
Distributions:
Dividends from net investment income                            (0.10)
Distributions in excess of net investment income                   --
Distributions from net realized capital gains                      --
Total distributions                                             (0.10)
Net asset value, end of year                                $    4.17
Total return++                                                   6.81%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                         $  158,435
Ratio of operating expenses to average net assets                0.08%+
Ratio of net investment income to average net assets             7.21%+
Portfolio turnover rate                                            11%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                  0.82%+
Net investment income per share without waivers and/or
  reimbursements                                           $     0.00(a)



  * Nations Short-Intermediate Government Fund Primary A Shares commenced operations on August 1, 1991.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average share method which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

## The Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).

 (a) Amount represents less than $0.01.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GOVERNMENT SECURITIES FUND


                                               SIX MONTHS
                                                 ENDED              YEAR             YEAR             YEAR              YEAR
                                                11/30/95           ENDED             ENDED            ENDED            ENDED
PRIMARY A SHARES                              (UNAUDITED)        05/31/95#         05/31/94         05/31/93          05/31/92
Operating performance:
Net asset value, beginning of period          $    9.86         $    9.80          $   10.46        $   10.36       $   10.05
Net investment income                              0.32              0.64               0.64             0.71            0.74
Net realized and unrealized gain/(loss) on
  investments                                      0.10              0.06              (0.61)            0.13            0.37
Net increase/(decrease) in net assets
  resulting from investment operations             0.42              0.70               0.03             0.84            1.11
Distributions:
Dividends from net investment income              (0.32)            (0.60)             (0.58)           (0.70)          (0.77)
Dividends in excess of net investment
  income                                             --                --              (0.02)              --              --
Distributions from net realized capital
  gains                                              --                --              (0.05)           (0.04)          (0.03)
Distributions from capital                           --             (0.04)             (0.04)              --              --
Total distributions                               (0.32)            (0.64)             (0.69)           (0.74)          (0.80)
Net asset value, end of period                $    9.96         $    9.86          $    9.80        $   10.46       $   10.36
Total return++                                     4.32%             7.55%              0.06%            8.37%          11.43%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (000's)             $  58,267         $  39,909          $  44,536        $  40,472       $  42,256
Ratio of operating expenses to average net
  assets                                           0.80%+            0.76%              0.73%            0.85%           1.06%
Ratio of net investment income to average
  net assets                                       6.45%+            6.69%              6.08%            6.67%           7.15%
Portfolio turnover rate                              25%              413%                56%             103%            130%
Ratio of operating expenses to average net
  assets without waivers and/or
  reimbursements                                   0.94%+            0.94%              0.94%            1.00%           1.72%
Net investment income per share without
  waivers and/or reimbursements               $    0.31         $    0.62          $    0.61        $    0.60       $    0.07

                                                 PERIOD
                                                 ENDED
PRIMARY A SHARES                               05/31/91*
Operating performance:
Net asset value, beginning of period          $   10.00
Net investment income                              0.10
Net realized and unrealized gain/(loss) on
  investments                                      0.02
Net increase/(decrease) in net assets
  resulting from investment operations             0.12
Distributions:
Dividends from net investment income              (0.07)
Dividends in excess of net investment
  income                                             --
Distributions from net realized capital
  gains                                              --
Distributions from capital                           --
Total distributions                               (0.07)
Net asset value, end of period                $   10.05
Total return++                                     1.19%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (000's)             $  10,047
Ratio of operating expenses to average net
  assets                                           1.10%+
Ratio of net investment income to average
  net assets                                       7.18%+
Portfolio turnover rate                               5%
Ratio of operating expenses to average net
  assets without waivers and/or
  reimbursements                                   1.69%+++
Net investment income per share without
  waivers and/or reimbursements               $    0.09+++



  * Nations Government Securities Fund Primary A Shares commenced operations on April 11, 1991.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SHORT-TERM INCOME FUND

                                                                               YEAR             YEAR             YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                             11/30/95#        11/30/94#        11/30/93
Operating performance:
Net asset value, beginning of year                                         $    9.48        $   10.01          $    9.75
Net investment income                                                           0.61             0.50               0.53
Net realized and unrealized gain/(loss) on investments                          0.36            (0.51)              0.26
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.97            (0.01)              0.79
Distributions:
Dividends from net investment income                                           (0.61)           (0.48)             (0.53)
Distributions in excess of net investment income                                  --            (0.02)                --
Distributions from capital                                                        --            (0.02)                --
Total distributions                                                            (0.61)           (0.52)             (0.53)
Net asset value, end of year                                               $    9.84        $    9.48          $   10.01
Total return++                                                                 10.48%          (0.11)%              8.26%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $  169,291       $  176,712       $    201,738
Ratio of operating expenses to average net assets                               0.56%+           0.50%              0.37%
Ratio of net investment income to average net assets                            6.32%+           5.23%              5.27%
Portfolio turnover rate                                                          224%             293%               121%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                                         0.86%+           0.82%              0.79%
Net investment income per share without waivers and/or
  reimbursements                                                          $     0.58       $     0.47       $       0.48

                                                                               PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of year                                         $   10.00
Net investment income                                                           0.09
Net realized and unrealized gain/(loss) on investments                         (0.25)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                   (0.16)
Distributions:
Dividends from net investment income                                           (0.09)
Distributions in excess of net investment income                                  --
Distributions from capital                                                        --
Total distributions                                                            (0.09)
Net asset value, end of year                                               $    9.75
Total return++                                                                 (1.58)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $  190,680
Ratio of operating expenses to average net assets                               0.30%+
Ratio of net investment income to average net assets                            5.54%+
Portfolio turnover rate                                                           45%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                                         0.90%+
Net investment income per share without waivers and/or
  reimbursements                                                          $     0.08



  * Nations Short-Term Income Fund Primary A Shares commenced operations on September 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.


NATIONS DIVERSIFIED INCOME FUND


                                                                                YEAR              YEAR
                                                                               ENDED             ENDED             YEAR
PRIMARY A SHARES                                                              11/30/95         11/30/94#      ENDED 11/30/93#
Operating performance:
Net asset value, beginning of year                                          $    9.67         $   10.88          $    9.97
Net investment income                                                            0.73              0.74               0.78
Net realized and unrealized gain/(loss) on investments                           1.15             (1.06)              0.91
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     1.88             (0.32)              1.69
Distributions:
Dividends from net investment income                                            (0.73)            (0.74)             (0.78)
Distributions in excess of net investment income                                   --             (0.00)(a)             --
Distributions from net realized capital gains                                      --             (0.15)                --
Total distributions                                                             (0.73)            (0.89)             (0.78)
Net asset value, end of year                                                $   10.82         $    9.67          $   10.88
Total return++                                                                  20.11%            (3.05)%            17.40%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $    64,800       $    22,298       $     28,553
Ratio of operating expenses to average net assets                                0.80%             0.74%              0.55%
Ratio of net investment income to average net assets                             7.03%             7.31%              7.02%
Portfolio turnover rate                                                            96%              144%                86%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                                          0.93%             0.95%              0.95%
Net investment income per share without waivers and/or reimbursements     $      0.72       $      0.72       $       0.70

                                                                               PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of year                                         $   10.00
Net investment income                                                           0.06
Net realized and unrealized gain/(loss) on investments                         (0.03)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.03
Distributions:
Dividends from net investment income                                           (0.06)
Distributions in excess of net investment income                                  --
Distributions from net realized capital gains                                     --
Total distributions                                                            (0.06)
Net asset value, end of year                                               $    9.97
Total return++                                                                  0.32%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $   23,962
Ratio of operating expenses to average net assets                               0.25%+
Ratio of net investment income to average net assets                            7.76%+
Portfolio turnover rate                                                           46%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                                         0.85%+
Net investment income per share without waivers and/or reimbursements     $     0.05



  * Nations Diversified Income Fund Primary A Shares commenced operations on October 30, 1992.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 +++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period since the use of the undistributed method did not accord with the results of operations.


 (a) Amount represents less than $0.01 per share.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS STRATEGIC FIXED INCOME FUND


                                                                               YEAR             YEAR             YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                             11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                           $    9.32        $   10.55        $    9.94
Net investment income                                                             0.59             0.53             0.56
Net realized and unrealized gain/(loss) on investments                            0.90            (0.89)            0.62
Net increase/(decrease) in net assets resulting from investment
  operations                                                                      1.49            (0.36)            1.18
Distributions:
Dividends from net investment income                                             (0.59)           (0.51)           (0.56)
Distributions in excess of net investment income                                    --            (0.02)              --
Distributions from net realized capital gains                                       --            (0.34)           (0.01)
Total distributions                                                              (0.59)           (0.87)           (0.57)
Net asset value, end of year                                                 $   10.22        $    9.32        $   10.55
Total return++                                                                   16.45%           (3.58)%          12.05%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $ 823,098        $ 550,697        $ 545,538
Ratio of operating expenses to average net assets                                 0.71%+           0.68%            0.61%
Ratio of net investment income to average net assets                              6.05%+           5.43%            5.40%
Portfolio turnover rate                                                            228%             307%             161%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                  0.81%+           0.76%            0.77%
Net investment income per share without waivers and/or reimbursements        $    0.58        $    0.52        $    0.55

                                                                               PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of year                                         $   10.00
Net investment income                                                           0.05
Net realized and unrealized gain/(loss) on investments                         (0.06)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                   (0.01)
Distributions:
Dividends from net investment income                                           (0.05)
Distributions in excess of net investment income                                  --
Distributions from net realized capital gains                                     --
Total distributions                                                            (0.05)
Net asset value, end of year                                               $    9.94
Total return++                                                                 (0.11)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                         $ 581,329
Ratio of operating expenses to average net assets                               0.26%+
Ratio of net investment income to average net assets                            6.15%+
Portfolio turnover rate                                                           12%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                0.86%+
Net investment income per share without waivers and/or reimbursements      $    0.04



  * Nations Strategic Fixed Income Fund Primary A Shares commenced operations on October 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.


NATIONS GLOBAL GOVERNMENT INCOME FUND



                                                                                                                          NATIONS

                                                                                                                        GLOBAL GOVT.

                                                                                                                        INCOME FUND

                                                                                                                        PERIOD ENDED
PRIMARY A SHARES                                                                                                          9/30/95*
                                                                                                                         (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                                    $   10.00

Net investment income/(loss)                                                                                                 0.13

Net realized and unrealized gain/(loss) on investments                                                                       0.04

Net increase/(decrease) in net assets resulting from investment operations                                                   0.17

Distributions:
Dividends from net investment income                                                                                        (0.13)

Total distributions                                                                                                         (0.13)

Net asset value, end of period                                                                                          $   10.04

Total return++                                                                                                               1.69%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                    $  20,402

Ratio of operating expenses to average net assets                                                                            1.30%+

Ratio of net investment income/(loss) to average net assets                                                                  5.61%+

Portfolio turnover rate                                                                                                       104%




 * Nations Global Government Income Fund Primary A Shares commenced operations on June 30, 1995.


 + Annualized.


++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

   Objectives

MONEY MARKET FUNDS:

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.


NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.


EQUITY FUNDS:


NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



NATIONS EQUITY INCOME FUND: Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.



NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.



NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.



NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



NATIONS EQUITY INDEX FUND: The investment objective of Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").(1) The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.


BALANCED FUND:


NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capi-
(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Nations Equity Index Fund.

tal. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.

BOND FUNDS:


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be between two and seven years.



NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than four years.



NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will not exceed three years. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than seven years.



NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be 10 years or less.



NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.


   How Objectives Are Pursued

MONEY MARKET FUNDS:


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Some U.S. Government Obligations are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"). Some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). U.S. Government Obligations also include U.S. Treasury Obligations, which differ only in their interest rates, maturities and time of issuance. The Fund also may invest in bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by trusts. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."



NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."


EQUITY FUNDS:


NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, the Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500 Index, a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index;

(Bullet) five years of stable or increasing dividends;

(Bullet) established operating histories; and

(Bullet) strong balance sheets and other favorable financial characteristics.


To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.



In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P) or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.


The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.


In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.


The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers and securities of foreign investment funds or trusts. For additional information concerning the Fund's investment practices, see "Appendix A."


NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.


Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.


The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.



The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the Commodity Future's Trading Commission ("CFTC") and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.


The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, The Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.


NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:


(Bullet) above-average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above-average return on equity relative to the S&P 500 Index.


In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.


In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above-average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.



In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.


NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.



In selecting stocks for purchase by the Fund, the Adviser utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.



The Fund may invest up to 10% of its total assets in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.



NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value.



The Adviser generally will seek to match the composition of the S&P 500 Index as much as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.



Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securi-ties and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.


The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants. For additional information concerning the Fund's investment practices, see "Appendix A."

ABOUT THE INDEX. The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with the Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard and Poor's 500" is a service mark of S&P.


The 500 securities, most of which trade on the New York Stock Exchange, represented, as of February 13, 1996, approximately 81% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 46% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of February 13, 1996, the five largest companies in the Index were: General Electric (2.7%), American Telephone & Telegraph (2.2%), Exxon Corporation (2.1%), Coca-Cola (2.1%) and Merck (1.7%). The largest industry categories were: consumer non-durables (32.7%), finance (14.1%), utilities (12.5%), materials and services (11.3%) and technology (10.8%).


GENERAL: Each Equity Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors. Each Equity Fund also may invest in restricted, private placement and other illiquid securities. Each Equity Fund (except Nations Equity Index Fund) also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

BALANCED FUND:


NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund invests: common stocks, fixed income securities, and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, the Adviser believes that common stocks typically offer the best opportunity for long-term capital appreciation. High quality companies with strong long term fundamentals and earnings growth potential, trading at reasonable market valuations, offer the best total return potential among common stocks.



The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with favorable industry positioning and strong management teams. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA") or Thomson BankWatch, Inc. ("BankWatch"), or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. S&P, Moody's, D&P, Fitch, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defense measure if market conditions warrant. For additional information concerning these instruments, see "Appendix A."

The Fund also may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund also may engage in dollar roll transactions. The Fund also may invest in restricted, private placement and other illiquid securities, and also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. See "Appendix A" below for additional information concerning the investment practices of this Fund.

BOND FUNDS:


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations ("CMOs"), real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.



NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix
A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. For a more detailed description of the investment practices of this Fund, see "Appendix A".


Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, existing circumstances warrant.



NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government Obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.")



The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed- and variable-rate bonds; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.



Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G.

rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."



Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend paying preferred and common stock.



Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund" below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.


The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various countries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.



Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.


Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.



GENERAL: Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund also may lend their portfolio securities to qualified institutional investors. Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund also may invest in restricted, private placement and other illiquid securities and may engage in reverse repurchase agreements and dollar roll transactions. Nations Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Bond Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.



SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each of those Funds presents unique risks that investors should be aware of.

Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.



The same is true, but even more so, for the emerging market countries in which Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.


Moreover, for each of those Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.


PORTFOLIO TURNOVER (NON-MONEY MARKET FUNDS): Generally, the Equity Funds, the Balanced Fund and the Bond Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."



RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.


Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Funds' investment objectives and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund (other than the Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


Nations Global Government Income Fund may not:


Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

In order for the Money Market Funds to value their investments on the basis of amortized cost, investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined to present minimal credit risks and that at the time of acquisition are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Money Market Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Money Market Fund's own restrictions will govern.

   How Performance Is Shown


MONEY MARKET FUNDS: From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares. YIELD AND EFFECTIVE YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


NON-MONEY MARKET FUNDS: From time to time the Non-Money Market Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of Non-Money Market Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods.


Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE ADVISER OR THE FUNDS.


                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
PACIFIC EX-JAPAN COMPOSITE               March 31, 1995*

One Year                                      4.90%
Three Year                                    24.50%
Five Year                                     15.70%
Since Inception on January 1,
  1988                                        22.20%

[CAPTION]

Annual Total Returns*

  1988       1989       1990       1991       1992       1993       1994
 10.70%     56.10%     (1.50%)    20.30%     21.10%     106.90%   (15.10%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
EMERGING MARKETS COMPOSITE               March 31, 1995*

One Year                                     (24.40%)
Since Inception on January 1,
  1993                                        9.60%

Annual
Total
Returns*

   1993         1994
  73.90%      (20.20%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

                                   Average Annual Total Return
                                    for the Periods Indicated
GLOBAL GOVERNMENT BOND                       through
  EX-U.K. COMPOSITE*                     March 31, 1995**

One Year                                      7.90%
Three Year                                    9.40%
Since Inception on September 1,
  1990                                        11.40%

[CAPTION]

Annual Total Returns**
   1991         1992         1993         1994
  19.30%        3.30%       13.50%       (2.40%)


 * The accounts of Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J. P. Morgan Global Government Bond Index, would not have materially affected their total returns.


** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.

Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                   Average Annual Total Return
                                    for the Periods Indicated
NATIONS INTERNATIONAL                        through
  EQUITY FUND                             March 31, 1995

One Year                                      1.22%
Three Year                                    6.98%
Since Inception on December 2,
  1991                                        5.30%

[CAPTION]

Annual Total Returns
   1992         1993         1994
  (8.57%)      27.21%        2.60%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Primary A Shares, the Money Market Funds offer Primary B, Investor A, Investor B, Investor C and Investor D Shares. In addition to Primary A Shares, the Non-Money Market Funds offer Primary B, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Institution, as defined below.

   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios, respectively.



Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for those Funds listed below, for which Nations Gartmore serves as sub-investment adviser.



TradeStreet is wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Nations Gartmore, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to sub-advisory agreements. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK-based international fund management group of companies (the "Gartmore Group"). Compagnie de Suez S.A. and affiliated entities (collectively, "Compagnie de Suez") own 75% of the equity of Gartmore plc.



On February 19, 1996, it was announced that National Westminster Bank plc ("NatWest"), one of the world's largest commercial and investment banking firms, had agreed to acquire, subject to the satisfaction or waiver of certain conditions, control of Gartmore plc from Compagnie de Suez through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its subsidiary that holds 75% of the outstanding voting shares of Gartmore plc; and
(2) a tender offer for the remaining portion of Gartmore plc shares held by public shareholders (collectively, the "Acquisition"). The Acquisition, if completed, will result in a change in ownership of Nations Gartmore and will probably result in a change in the name of Nations Gartmore. Based on representations made by Nations Gartmore, it is not anticipated that the change in ownership will affect the level of service provided to the Funds or result in a change to the personnel assigned to handle advisory responsibilities. As of February 19, 1996, NatWest had assets under management of approximately $47 billion.



The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first

$250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; 0.40% of the average daily net assets of Nations Government Money Market Fund; 0.50% of the average daily net assets of Nations Equity Index Fund; 0.60% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; 0.75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; 0.90% of the average daily net assets of Nations Pacific Growth Fund; and 0.70% of the average daily net assets of Nations Global Government Income Fund.



For the services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of 0.055% of Nations Prime Fund's, Nations Treasury Fund's and Nations Government Money Market Fund's average daily net assets; 0.20% of Nations Equity Income Fund's average daily net assets; 0.10% of Nations Equity Index Fund's average daily net assets; 0.25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; 0.15% of Nations Short-Intermediate Government Fund's, Nation's Government Securities Fund's, Nations Short-Term Income Fund's, Nations Diversified Income Fund's, and Nations Strategic Fixed Income Fund's average daily net assets.



For services provided and expenses assumed pursuant to a sub-advisory agreements, Nations Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly at the annual rates of 0.70% of Nations International Equity Fund's average daily net assets. 0.85% of Nations Emerging Markets Fund's average daily net assets; 0.70% of Nations Pacific Growth Fund's average daily net assets and 0.54% of Nations Global Government Income Fund's average daily net assets. Although the advisory fees for Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Global Government Income Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.



From time to time, NationsBank (and/or TradeStreet and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Government Money Market Fund -- 0.16%; Nations Value
Fund -- 0.75%; Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.70%; Nations Equity Index Fund -- 0.10%; Nations Balanced Assets Fund -- 0.75%; Nations Short-Intermediate Government Fund -- 0.40%; Nations Short-Term Income Fund -- 0.30%; Nations Diversified Income Fund -- 0.50%; and Nations Strategic Fixed Income
Fund -- 0.50%. For the fiscal year ended November 30, 1995, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.05% of the Fund's average daily net assets.



For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Prime Fund -- 0.13%; Nations Treasury Fund -- 0.16%; Nations Government Securities Fund -- 0.46%; Nations Equity Income Fund -- 0.68%; and Nations International Equity
Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid the prior sub-adviser to Nations International Equity Fund 0.38% of such Fund's average daily net assets.



Sandra L. Duck is a Product Manager, Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Previously she was Vice President and Portfolio Manager for NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.



Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund. He has been Portfolio Manager for Nations Equity Index Fund since 1993. Previously he was Vice President and Structured

Products Manager for NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager for Nations Prime Fund since 1988. Previously she was Vice President and Senior Portfolio Manager for NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.



Sharon M. Herrmann, CFA, is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been the Portfolio Manager for Nations Value Fund since 1989. Previously she was Senior Vice President and Portfolio Manager for NationsBank. Ms. Herrmann has worked for NationsBank since 1981 where her responsibilities included fund management and portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Eric S. Williams, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been the Portfolio Manager for Nations Equity Income Fund since 1991. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Stephen Watson has been Principal Portfolio Manager for Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.



Philip Ehrmann is Principal Portfolio Manager for Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. He has been Portfolio Manager of Nations Emerging Markets Fund since 1995. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.



Seok Teoh is Principal Portfolio Manager of the Nations Pacific Growth Fund. She has been Portfolio Manager of Nations Pacific Growth Fund since 1995. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.



Philip J. Sanders, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Edward E. (Jack) Smiley, Jr., CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund. Mr. Smiley has been Portfolio Manager for Nations Emerging Growth Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1968. His past experience includes management consulting and portfolio management for Interfirst Investment Management, Merrill Lynch and Dean Witter. Mr. Smiley received a B.B.A. in Management from Southern Methodist University. He holds the

Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the Dallas Association of Investment Analysts.



Jeffery C. Moser, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Disciplined Equity Fund. Mr. Moser has been Portfolio Manager for Nations Disciplined Equity Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Moser has worked for NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Julie L. Hale, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Previously she was Vice President and Senior Portfolio Manager for NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.



Mark Rimmer is Principal Portfolio Manager for Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He has been Portfolio Manager for Nations Global Government Income Fund since 1995. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.



Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.



Mark S. Ahnrud, CFA, is a Director of Fixed Income Management for TradeStreet and the Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been the Portfolio Manager for the Nations Diversified Income Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Ahnrud has worked for NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund and Nations Government Securities Fund. Mr. Swaim has been Portfolio Manager for the Funds since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.



David M. Hetherington, CFA, is Managing Director of Fixed Income Management for TradeStreet. Mr. Hetherington is responsible for overseeing all fixed income product management and is Senior Portfolio Manager for Nations Short-Term Income Fund. Mr. Hetherington has been Portfolio Manager for Nations Short-Term Income Fund since 1995. Previously he was Senior Vice President and Director of Fixed Income for NationsBank. Mr. Hetherington has worked in the investment community since 1975. His past experience includes working as a portfolio manager, a trust investment officer and a securities analyst for First Citizens Bank and Deposit Guarantee as well as working as an Economist for the U.S. Department of Labor in the Bureau of Labor Statistics. Mr. Hetherington received a B.A. in Economics from Duke University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research.

Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.



For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund and Nations Diversified Income Fund -- .07%; Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund and Nations Strategic Fixed Income Fund -- 0.10%.


For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the following Funds' average daily net assets: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary Shares of the Funds.



Bank of New York, Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.



TSSG serves as the Transfer Agent for each of the Fund's Primary Shares. NationsBank of Texas, N.A. ("NationsBank of Texas" and, together with Bank of New York, called "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. NationsBank of Texas, which also serves as the sub-transfer agent for each Fund's Primary Shares, is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it acts as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and

(iii) $15.00 per purchase, sale and maturity transaction involving such Funds. In return for providing sub-transfer agency services for the Primary Shares of Nations Fund, NationsBank of Texas is entitled to receive an annual fee from TSSG of $251,000.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors determines is fair and equitable.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. The Non-Money Market Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Certain Funds, however, do not offer shares of each class. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund Trust: Nations Government Money Market Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the 1940 Act requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund, Inc.: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Primary A Shares may be purchased through trust organizations, fee-based planners and institutional retirement plans ("Institutions") that have entered into selling agreements with Stephens.



Primary Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge the accounts of their customers ("Customers") for services provided in connection with the purchase of shares.


Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Bank Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "NYSE Business Day"). Unless otherwise specified, the term Business Day in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a NYSE Business Day with respect to a Non-Money Market Fund.

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.


Nations Fund reserves the right to reject any purchase order. The issuance of Primary A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions to record beneficial ownership of Primary A Shares and to reflect such ownership in the account statements provided to their Customers.



EFFECTIVE TIME OF PURCHASES -- MONEY MARKET FUNDS: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund). A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution placing the order, and any funds received will be returned promptly to the sending Institution. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Primary Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.


Institutions are responsible for transmitting orders for purchases by their Customers, and delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.


EFFECTIVE TIME OF PURCHASES -- NON-MONEY MARKET FUNDS: Purchase orders for Primary A Shares in the Non-Money Market Funds that are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. Primary Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.



Institutions are responsible for transmitting orders for purchases of Primary A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.


   How To Redeem Shares


Customers may redeem all or part of their Primary A Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Fund. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Cus-tomer accounts for these or other services provided in connection with the redemption of Primary Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.



With respect to the Money Market Funds, redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund), and payment will normally be wired the same day to the Institutions. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund), for execution on that Business Day.


With respect to the Non-Money Market Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.


Nations Fund may redeem a shareholder's Primary Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Primary Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Fund also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


   How To Exchange Shares


The exchange feature enables a shareholder of Primary A Shares of a Fund to acquire Primary A Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary A Shares for Primary A Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.



The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.



Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.



Provided your Institution allows telephone exchanges during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.



Primary A Shares may be exchanged by directing a request directly to the Institution through which the original Primary A Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

   How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund), each Bank Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are:
New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS


MONEY MARKET FUNDS: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund), on the day of declaration. Primary A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Primary A Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his Primary A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.



NON-MONEY MARKET FUNDS: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are declared and paid each calendar quarter by the Equity Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.



Primary A Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary A Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.



The net asset value of Primary A Shares in the Non-Money Market Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Primary A Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary A Shares in a Fund.


TAX INFORMATION


Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.)



Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of the Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that each such Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.



Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of tax. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.


The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.



ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.



MORTGAGE-BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.


Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Cer-tificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.


Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.



CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.


Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. Government Obligations.



A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.



The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage-backed securities, see the related SAI.



NON-MORTGAGE ASSET-BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.



The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.



The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.


The Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. The Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).


Eurodollar obligations, "Yankee dollar" obligations, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. A Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.


The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, GICs and some commercial paper issued in reliance upon the exemption in
Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.



The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


MONEY MARKET INSTRUMENTS: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.



Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases", and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by such trusts, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trusts. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.



VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.


The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:


     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:


     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA:


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                    PRIMARY B SHARES
                                       APRIL 1, 1996


                                        Money Market
                                               Funds


                                       (Nations Fund Logo
                                        appears here)


INVESTMENT ADVISER: NationsBanc Advisors, Inc.
SUB-INVESTMENT ADVISER: TradeStreet Investment Associates, Inc.
DISTRIBUTOR: Stephens Inc.



TR-96130-496

Prospectus


                                    PRIMARY B SHARES
                                       APRIL 1, 1996


                                                    Nations Prime Fund
                                                    Nations Treasury Fund
                                                    Nations Government
                                                       Money Market Fund
                                                    Nations Tax Exempt
                                                       Fund




This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively the "Money
Market Funds"), of the
Nations Fund Family ("Nations Fund" or "Nations Fund
Family"). This Prospectus describes one class of shares of each Fund -- Primary B Shares (formerly called Trust B
Shares).


EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET ASSET
VALUE OF $1.00 PER SHARE. INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S.
GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE
NET ASSET VALUE OF $1.00 PER SHARE.


This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Primary B Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company, is contained in separate Statements of Additional Information
(the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus. NationsBanc
Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates, Inc.
("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-626-2275
                                                    or write:
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    (Nations Fund Logo
                                                     appears here)

                            Table  Of  Contents



About The
Funds


                            Prospectus Summary                                 3



                            Expenses Summary                                   4



                            Financial Highlights                               5



                            Objectives                                         7



                            How Objectives Are Pursued                         7



                            How Performance Is Shown                           9



                            How The Funds Are Managed                         10



                            Organization And History                          12



                            How To Buy Shares                                 13



About Your
Investment

                            Shareholder Servicing Plan                        14



                            How To Redeem Shares                              14



                            How To Exchange Shares                            15



                            How The Funds Value Their Shares                  16



                            How Dividends And Distributions Are Made; Tax
                            Information                                       16



                            Appendix A -- Portfolio Securities                17



                            Appendix B -- Description Of Ratings              22


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



         (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



         (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



         (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



         (Bullet) Nations Tax Exempt Fund's
                  investment objective is to seek as
                  high a level of current interest
                  income exempt from Federal income
                  taxes as is consistent with
                  liquidity and stability of
                  principal.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Prime Fund, Nations Treasury Fund,
         Nations Government Money Market Fund and Nations Tax Exempt Fund declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Primary B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.



PRIMARY B SHARES


                                                                                                                     Nations
                                                                            Nations Prime    Nations Treasury   Government Money
                                                                                Fund               Fund            Market Fund

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                                 None               None               None
Deferred Sales Load                                                             None               None               None

                                                                            Nations Tax
                                                                            Exempt Fund
Sales Load Imposed on Purchases                                                 None
Deferred Sales Load                                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                                                .14%            .14%               .12%
Shareholder Servicing Fees                                                         .25%            .25%               .25%
Other Expenses (After Expense Reimbursements)                                      .16%            .16%               .18%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)            .55%            .55%               .55%

Management Fees (After Fee Waivers)                                                .13%
Shareholder Servicing Fees                                                         .25%
Other Expenses (After Expense Reimbursements)                                      .17%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)            .55%



EXAMPLES:



You would pay the following expenses on a $1,000 investment in Primary B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                                Nations Treasury
                                                                          Nations Prime Fund          Fund

1 Year                                                                         $       6            $       6
3 Years                                                                        $      18            $      18

                                                                          Nations Government   Nations Tax Exempt
                                                                           Money Market Fund          Fund

1 Year                                                                         $       6            $       6
3 Years                                                                        $      18            $      18


The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary B Shares will bear either directly or indirectly. The "Other Expenses" figures contained in the above table are based on estimated amounts for each Fund's current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that these fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers and expense reimbursements, "Management Fees", "Other Expenses" and "Total Operating Expenses" for Primary B Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20% and .62%, respectively; Nations Treasury Fund -- .20%, .17% and .62%, respectively; Nations Government Money Market Fund -- .40%, .21% and .86%, respectively; and Nations Tax Exempt Fund -- .40%, .20% and .85%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.


FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT THE PERIOD


NATIONS PRIME FUND



                                                                                                          SIX MONTHS
                                                                                                            ENDED

                                                                                                           11/30/95
PRIMARY B SHARES                                                                                          (UNAUDITED)

Operating performance:
Net asset value, beginning of period                                                                     $    1.00
Net investment income                                                                                       0.0276
Dividends from net investment income                                                                       (0.0276)
Net asset value, end of period                                                                           $    1.00
Total return++                                                                                                2.79%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                        $ 101,221
Ratio of operating expenses to average net assets                                                             0.55%+
Ratio of net investment income to average net assets                                                          5.50%+
Ratio of operating expenses to average net assets without waivers and/or reimbursements                       0.62%+
Net investment income per share without waivers and/or reimbursements                                    $  0.0273


                                                                                                            PERIOD
                                                                                                             ENDED
PRIMARY B SHARES                                                                                           5/31/95*

Operating performance:
Net asset value, beginning of period                                                                     $    1.00
Net investment income                                                                                       0.0474
Dividends from net investment income                                                                       (0.0474)
Net asset value, end of period                                                                           $    1.00
Total return++                                                                                                4.84%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                        $ 126,120
Ratio of operating expenses to average net assets                                                             0.55%+
Ratio of net investment income to average net assets                                                          4.98%+
Ratio of operating expenses to average net assets without waivers and/or reimbursements                       0.63%+
Net investment income per share without waivers and/or reimbursements                                    $  0.0466



  * Nations Prime Fund Primary B Shares commenced operations on June 16, 1994.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TREASURY FUND


                                                                                                     SIX MONTHS
                                                                                                        ENDED
                                                                                                      11/30/95
PRIMARY B SHARES                                                                                     (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                  $    1.00
Net investment income                                                                                    0.0270
Dividends from net investment income                                                                   (0.0270)
Distributions from net realized capital gains                                                                --
Net asset value, end of period                                                                        $    1.00
Total return++                                                                                             2.73%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                     $  51,123
Ratio of operating expenses to average net assets                                                          0.55%+
Ratio of net investment income to average net assets                                                       5.38%+
Ratio of operating expenses to average net assets without waivers and/or reimbursements                    0.61%+
Net investment income per share without waivers and/or reimbursements                                 $  0.0267


                                                                                                       PERIOD
                                                                                                        ENDED
PRIMARY B SHARES                                                                                      05/31/95*

Operating performance:
Net asset value, beginning of period                                                                  $    1.00
Net investment income                                                                                    0.0449
Dividends from net investment income                                                                    (0.0449)
Distributions from net realized capital gains                                                           (0.0000)**
Net asset value, end of period                                                                        $    1.00
Total return++                                                                                             4.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                     $  56,815
Ratio of operating expenses to average net assets                                                          0.55%+
Ratio of net investment income to average net assets                                                       4.74%+
Ratio of operating expenses to average net assets without waivers and/or reimbursements                    0.60%+
Net investment income per share without waivers and/or reimbursements                                 $  0.0444




 * Nations Treasury Fund Primary B Shares commenced operations on June 16, 1994.

** Amount represents less than $0.0001.
 + Annualized.

++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.


NATIONS GOVERNMENT MONEY MARKET FUND


                                                                                                        YEAR
                                                                                                        ENDED
PRIMARY B SHARES                                                                                      11/30/95

Operating performance:
Net asset value, beginning of year                                                                    $    1.00
Net investment income                                                                                    0.0533
Distributions:
Dividends from net investment income                                                                    (0.0533)
Distributions from net realized gains                                                                        --
Total distributions                                                                                     (0.0533)
Net asset value, end of year                                                                          $    1.00
Total return++                                                                                             5.45%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                                                       $  27,122
Ratio of operating expenses to average net assets                                                          0.55%
Ratio of net investment income to average net assets                                                       5.33%
Ratio of operating expenses to average net assets without waivers                                          0.82%
Net investment income per share without waivers                                                       $  0.0506

                                                                                                       PERIOD
                                                                                                        ENDED
PRIMARY B SHARES                                                                                      11/30/94*

Operating performance:
Net asset value, beginning of year                                                                    $    1.00
Net investment income                                                                                    0.0200
Distributions:
Dividends from net investment income                                                                    (0.0200)
Distributions from net realized gains                                                                   (0.0000)#
Total distributions                                                                                     (0.0200)
Net asset value, end of year                                                                          $    1.00
Total return++                                                                                             2.02%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                                                       $  72,747
Ratio of operating expenses to average net assets                                                          0.55%+
Ratio of net investment income to average net assets                                                       3.54%+
Ratio of operating expenses to average net assets without waivers                                          0.84%+
Net investment income per share without waivers                                                       $  0.0186




 * Nations Government Money Market Fund Primary B Shares commenced operations on June 16, 1994.

 + Annualized.

++ Total return represents aggregate total return for the periods indicated.


 # Value represents less than $0.0001 per share.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TAX EXEMPT FUND



                                                                                                        YEAR
                                                                                                        ENDED
PRIMARY B SHARES                                                                                      11/30/95

Operating performance:
Net asset value, beginning of year                                                                    $    1.00
Net investment income                                                                                    0.0335
Dividends from net investment income                                                                    (0.0335)
Net asset value, end of year                                                                          $    1.00
Total return++                                                                                             3.39%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                                                       $  11,666
Ratio of operating expenses to average net assets                                                          0.55%
Ratio of net investment income to average net assets                                                       3.37%
Ratio of operating expenses to average net assets without waivers                                          0.82%
Net investment income per share without waivers                                                       $  0.0309

                                                                                                       PERIOD
                                                                                                        ENDED
PRIMARY B SHARES                                                                                      11/30/94*

Operating performance:
Net asset value, beginning of year                                                                    $    1.00
Net investment income                                                                                    0.0116
Dividends from net investment income                                                                    (0.0116)
Net asset value, end of year                                                                          $    1.00
Total return++                                                                                             1.17%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                                                       $  18,207
Ratio of operating expenses to average net assets                                                          0.52%+
Ratio of net investment income to average net assets                                                       2.34%+
Ratio of operating expenses to average net assets without waivers                                          0.84%+
Net investment income per share without waivers                                                       $  0.0102




 * Nations Tax Exempt Fund Shares commenced operations on June 16, 1994.

 + Annualized.

++ Total return represents aggregate total return for the periods indicated.


   Objectives

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.


NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


   How Objectives Are Pursued


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participation in, or debt instruments backed by, the securities and other assets owned by such trusts. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."


NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends and Distributions Are Made; Tax Information."


The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."


The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."



RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal. For additional risk information regarding the Funds' investment in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.

The investment objective and policies of the Funds, unless otherwise specified, may be changed without a vote of shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

In order for the Funds to value their investments on the basis of amortized cost, investments must be in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"), some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined to present minimal credit risks and that at the time of acquisition are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except the Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

   How Performance Is Shown


From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares and the Nations Tax Exempt Fund also may advertise the tax-equivalent yield of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Primary B Shares, the Funds offer Primary A, Investor A, Investor B, Investor C and Investor D Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Institution, as defined below.


   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Trustees and Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.



Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Nations Tax Exempt Fund, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; and 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.



For the services provided and the expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.055% of the average daily net assets of each Fund.



From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.16% and 0.17% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund, respectively. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid investment advisory fees at the rate of 0.13% and 0.16% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund, respectively.



Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysts.



Sandra L. Duck is Product Manager, Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Previously she was Vice President and Portfolio Manager for NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.



Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager for Nations Prime Fund since 1988. Previously she was Vice President and Senior Portfolio Manager for NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to the Funds' shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.07% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens that provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary Shares of the Funds.



First Data serves as the Transfer Agent for each Fund's Primary Shares. NationsBank of Texas, N.A. (the "Cus-todian") serves as custodian for the assets of each Fund. The Custodian, which also serves as the sub-transfer agent for each Fund's Primary Shares, is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds. In return for providing sub-transfer agency services for the Primary Shares of Nations Fund, the Transfer Agent is entitled to receive an annual fee from First Data of $251,000.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Primary B Shares also bear certain shareholder servicing costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors determines is fair and equitable.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.


NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. This Prospectus relates only to the Primary B Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.


Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the 1940 Act requires voting by fund.



As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary B Shares of Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore may be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Primary B Shares may be purchased through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) ("Institutions") that have entered into selling agreements with Stephens.



Primary B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge the accounts of their customers' ("Customers") accounts for services provided in connection with the purchase of shares. Purchases may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").


There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.


The Institutions have entered into Servicing Agreements whereby they will provide various shareholder services for their Customers that own Primary B Shares. From time to time, Nations Fund may voluntarily reduce the maximum fees payable for shareholder services.



Nations Fund reserves the right to reject any purchase order. The issuance of Primary B Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions to record beneficial ownership of Primary B Shares and to reflect such ownership in the account statements provided to their Customers.


EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution placing the order, and any funds received will be returned promptly to the sending Institution. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Primary B Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.


Institutions are responsible for transmitting orders for purchases by their Customers, and delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.

   Shareholder Servicing Plan


The Funds have adopted a Shareholder Servicing Plan (the "Servicing Plan") pursuant to which Primary B Shares are sold through Institutions which enter into Servicing Agreements with Nations Fund. The Servicing Agreements require Institutions to provide shareholder services to their Customers who from time to time beneficially own Primary B Shares in return for payment by the Fund at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Primary B Shares beneficially owned by Customers with whom the Institutions have a servicing relationship. Holders of Primary B Shares will bear all fees paid to Institutions under the Servicing Plan. The Servicing Plan does not cover, and the fees thereunder are not payable, to Institutions with respect to Primary A Shares.



Such shareholder services supplement the services provided by Stephens, TSSG and the Transfer Agent to shareholders of record. The shareholder services provided by Institutions may include general shareholder liaison services; processing purchase, exchange, and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions in Primary B Shares; providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Primary B Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.


Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreement between Institutions and Nations Fund. See the SAIs for more details on the Servicing Plan.


Nations Fund understands that Institutions may charge fees to their Customers who are the owners of Primary B Shares in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by an Institution under its Servicing Agreement with Nations Fund. The Servicing Agreements require an Institution to disclose to its Customers any compensation payable to the Institution by Nations Fund and any other compensation payable by Customers in connection with the investment of their assets in Primary B Shares. Customers of Institutions should read this Prospectus in light of the terms governing their accounts with their Institutions.



Conflict of interest restrictions may apply to the receipt by Institutions of compensation from Nations Fund in connection with the investment of fiduciary assets in Primary B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Primary B Shares.


   How To Redeem Shares


Customers may redeem all or part of their Primary B Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.


Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to the Institutions. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving a redemption order if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), for execution on that Business Day.



Nations Fund may redeem a shareholder's Primary Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Primary Shares in a Fund to the extent necessary to maintain the required minimum balance in such Institution account. Nations Fund also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



   How To Exchange Shares



The exchange feature enables a shareholder of Primary B Shares of a Fund to acquire Primary B Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary B Shares for Primary B Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.


The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.



Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.



Provided your Institution allows telephone exchanges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.



Primary B Shares may be exchanged by directing a request directly to the Institution through which the original Primary B Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

   How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.


The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.


   How Dividends And Distributions Are Made;

   Tax Information


DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Primary B Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Primary B Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary B Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.



TAX INFORMATION: Each Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.



Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.


Dividends received from Nations Treasury Fund and Nations Government Money Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains also may be subject to state and local taxes.


Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applica-ble tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


NATIONS TAX EXEMPT FUND: As a regulated investment company, the Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income tax.


If the Nations Tax Exempt Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.



ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the SAIs.



Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.


The Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. The Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).


Eurodollar obligations, Yankee dollar obligations and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. A Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.



Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obliga-tions issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments that: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.



GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.



A Fund will only purchase GICs from issuers that, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lesser percentages as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities which are not registered under the 1933 Act but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



MONEY MARKET INSTRUMENTS: With respect to the Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments include, among other instruments, U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.



Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by a trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.



VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest two ratings used by S&P for corporate and municipal bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the highest two ratings used by Moody's for corporate and municipal bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1.

The following summarizes the highest two ratings used by D&P for bonds:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major category.

The following summarizes the highest two ratings used by Fitch for bonds:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1-indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the two highest investment grade ratings used by BankWatch for long-term debt:

AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

The following summarizes the two highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

The following summarizes the two highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

Prospectus


                                    PRIMARY B SHARES
                                       APRIL 1, 1996



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of the Nations Fund Family ("Nations Fund" or "Nations
Fund Family"). This Prospectus describes one class of shares of each Fund -- Primary B Shares (formerly called Trust B Shares).



This Prospectus sets forth concisely the information about Nations Fund that a prospective purchaser of Primary B Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end management investment company, is contained in separate Statements of Additional
Information ("SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust,
Nations Fund, Inc. and Nations Portfolios each dated
April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc
Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates, Inc.
("TradeStreet") is sub-investment adviser to certain of the Funds and Nations Gartmore Investment
Management ("Nations Gartmore") is sub-investment adviser to the other Funds. As used herein the "Adviser" shall mean NBAI, TradeStreet and/or
Nations Gartmore as the context may require.


SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund
BALANCED FUND:
Nations Balanced Assets Fund
BOND FUNDS:
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Global Government Income Fund

                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-626-2275
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    Nations Fund (LOGO)



  TR-96131-496

                            Table  Of  Contents

About The Funds


                            Prospectus Summary                                 3



                            Expenses Summary                                   5



                            Objectives                                         7



                            How Objectives Are Pursued                         8



                            How Performance Is Shown                          20



                            How The Funds Are Managed                         21



                            Organization And History                          26


About Your
Investment



                            How To Buy Shares                                 28



                            Shareholder Administration Arrangements           28



                            How To Redeem Shares                              29



                            How To Exchange Shares                            29



                            How The Funds Value Their Shares                  30



                            How Dividends And Distributions Are Made; Tax Information 30



                            Appendix A -- Portfolio Securities                32



                            Appendix B -- Description Of Ratings              40



                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



(Bullet) EQUITY FUNDS:



         (Bullet) Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



        (Bullet) Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities
                 (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.




        (Bullet) Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



       (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets.



      (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



     (Bullet) Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation.



    (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.



   (Bullet) Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



   (Bullet) The investment objective of Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.




(Bullet) BALANCED FUND:



         (Bullet) Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.

(Bullet) BOND FUNDS:



         (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations.



        (Bullet) Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.




       (Bullet) Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds.




      (Bullet) Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.



      (Bullet) Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities.



      (Bullet) Nations Global Government Income Fund's investment objective is to seek current income. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



         Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to certain of the Funds and Nations Gartmore Investment Management provides sub-advisory services to the other Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Equity Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. The Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.



NATIONS FUND EQUITY/BALANCED FUNDS PRIMARY B SHARES


SHAREHOLDER TRANSACTION EXPENSES


                                                            Nations                       Nations                       Nations
                              Nations        Nations        Inter-         Nations        Pacific        Nations       Emerging
                               Value         Equity        national       Emerging        Growth         Capital        Growth
                               Fund        Income Fund    Equity Fund   Markets Fund       Fund        Growth Fund       Fund
Sales Load Imposed on
  Purchases1                      None           None           None           None           None           None           None
Deferred Sales Load               None           None           None           None           None           None           None

                              Nations        Nations
                            Disciplined      Equity         Nations
                              Equity          Index        Balanced
                               Fund           Fund        Assets Fund
Sales Load Imposed on
  Purchases1                      None           None           None
Deferred Sales Load               None           None           None


ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of
average net assets)


                                                            Nations                       Nations                       Nations
                              Nations        Nations        Inter-         Nations        Pacific        Nations       Emerging
                               Value         Equity        national       Emerging        Growth         Capital        Growth
                               Fund        Income Fund    Equity Fund   Markets Fund       Fund        Growth Fund       Fund

Management Fees
  (After Fee Waivers)             .75%           .70%           .90%          1.10%           .90%           .75%           .75%
Other Expenses
  (After Expense
  Reimbursements)                 .69%           .71%           .75%          1.30%          1.30%           .73%           .73%
Total Operating Expenses
  (After Fee Waivers
  and Expense
  Reimbursements)                1.44%          1.41%          1.65%          2.40%          2.20%          1.48%          1.48%


                              Nations        Nations
                            Disciplined      Equity         Nations
                              Equity          Index        Balanced
                               Fund           Fund        Assets Fund

Management Fees
  (After Fee Waivers)             .75%           .10%           .75%
Other Expenses
  (After Expense
  Reimbursements)                 .75%           .77%           .74%
Total Operating Expenses
  (After Fee Waivers
  and Expense
  Reimbursements)                1.50%           .87%          1.49%



1 Primary B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge the accounts of their customers ("Customers") for services provided in connection with the purchase of shares.



NATIONS FUND BOND FUNDS PRIMARY B SHARES


SHAREHOLDER TRANSACTION EXPENSES


                                                              Nations
                                                              Short-
                                                              Inter-           Nations          Nations          Nations
                                                              mediate        Government       Short-Term       Diversified
                                                            Government       Securities         Income           Income
                                                               Fund             Fund             Fund             Fund
Sales Load Imposed on Purchases1                                  None             None             None             None
Deferred Sales Load                                               None             None             None             None

                                                              Nations
                                                             Strategic         Nations
                                                               Fixed           Global
                                                              Income         Government
                                                               Fund          Income Fund
Sales Load Imposed on Purchases1                                  None             None
Deferred Sales Load                                               None             None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                              Nations
                                                              Short-
                                                              Inter-           Nations          Nations          Nations
                                                              mediate        Government       Short-Term       Diversified
                                                            Government       Securities         Income           Income
                                                               Fund             Fund             Fund             Fund

Management Fees (After Fee Waivers)                               .40%             .50%             .30%             .50%
Other Expenses (After Expense Reimbursements)                     .55%             .80%             .61%             .80%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)                                                 .95%            1.30%             .91%            1.30%

                                                              Nations
                                                             Strategic         Nations
                                                               Fixed           Global
                                                              Income         Government
                                                               Fund          Income Fund
Management Fees (After Fee Waivers)                               .50%            0.70%
Other Expenses (After Expense Reimbursements)                     .71%            1.10%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)                                                1.21%            1.80%



1 Primary B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge the accounts of their customers ("Customers") for services provided in connection with the purchase of shares.

EXAMPLES:


You would pay the following expenses on a $1,000 investment in Primary B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.



                                                        Nations              Nations              Nations              Nations
                                                        Equity            International          Emerging              Pacific
                             Nations Value Fund       Income Fund          Equity Fund         Markets Fund          Growth Fund
1 Year                            $      15            $      14            $      17            $      24            $      22
3 Years                           $      46            $      45            $      52            $      75            $      69

                                   Nations
                                   Capital         Nations Emerging
                                 Growth Fund          Growth Fund
1 Year                            $      15            $      15
3 Years                           $      47            $      47



                                                        Nations                                   Nations        Nations Government
                             Nations Disciplined     Equity Index       Nations Balanced    Short- Intermediate      Securities
                                 Equity Fund             Fund              Assets Fund        Government Fund           Fund

1 Year                            $      15            $       9            $      15            $      10            $      13
3 Years                           $      47            $      28            $      47            $      30            $      41

                                   Nations
                              Short-Term Income   Nations Diversified
                                    Fund              Income Fund
1 Year                            $       9            $      13
3 Years                           $      29            $      41




                              Nations Strategic     Nations Global
                                Fixed Income       Government Income
                                    Fund                 Fund

1 Year                            $      12            $      18
3 Years                           $      38            $      57



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary B Shares will bear either directly or indirectly. The "Other Expenses" figures in the above tables are based on estimated amounts for each Fund's current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers and expense reimbursements, "Management Fees," "Other Expenses" and "Total Operating Expenses" for Primary B Shares of the indicated Fund would have been as follows: Nations Value Fund -- .75%, .79% and 1.54%, respectively; Nations Equity Income Fund -- .70%, .82% and 1.52%, respectively; Nations International Equity Fund -- .90%, .86% and 1.76%, respectively; Nations Emerging Markets Fund -- 1.10%, 1.40% and 2.50%, respectively; Nations Pacific Growth Fund -- 0.90%, 1.40% and 2.30%, respectively; Nations Capital Growth
Fund -- .75%, .83% and 1.58%, respectively; Nations Emerging Growth
Fund -- .75%, 83% and 1.58%, respectively; Nations Disciplined Equity
Fund -- .75%, .85% and 1.60%, respectively; Nations Equity Index Fund -- .50%,
 .87% and 1.37%, respectively; Nations Balanced Assets Fund -- .75%, .84% and 1.59%, respectively; Nations Short-Intermediate Government Fund -- .60%, .80% and 1.40%, respectively; Nations Government Securities Fund -- .64%, 91% and 1.55%, respectively; Nations Short-Term Income Fund -- .60%, .86% and 1.46%, respectively; Nations Diversified Income Fund -- .60%, .93% and 1.53%, respectively; Nations Strategic Fixed Income Fund -- .60%, .81% and 1.41%, respectively; and Nations Global Government Income Fund -- 0.70%, 1.20% and 1.90%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Objectives

EQUITY FUNDS:


NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



NATIONS EQUITY INCOME FUND: Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.



NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.



NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.



NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



NATIONS EQUITY INDEX FUND: The investment objective of Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").1 The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.


BALANCED FUND:


NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.


BOND FUNDS:


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be between two and seven years.



NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primar-

1 "Standard & Poor's 500" is a registered service mark of Standard & Poor's
  Corporation, which does not sponsor and is in no way affiliated with the Nations Equity Index Fund.

ily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than four years.



NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will not exceed three years. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than seven years.



NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be 10 years or less.



NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.



Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market.


   How Objectives Are Pursued

EQUITY FUNDS:


NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price-to-earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, the Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500 Index, a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks that distribute a high level of current income tend to have less price volatility than those which pay below average dividends.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index;

(Bullet) five years of stable or increasing dividends;

(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.

To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.


In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.


The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund also may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."


The Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures and options thereon. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.


Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


The Fund also may invest in certain specified derivative securities, including: exchage-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs, and ADSs.


The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above average earnings growth relative to the S&P 500 Index; (Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and
(Bullet) above average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;

(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for purchase by the Fund, the Adviser utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price-to-earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest up to 10% of its total assets in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes, if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.


NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stock in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value.

The Adviser generally will seek to match the composition of the S&P 500 Index as much as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.

Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.

The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. For additional information concerning the Fund's investment practices, see "Appendix A."

ABOUT THE INDEX: The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with the Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard and Poor's 500" is a service mark of S&P.


The 500 securities, most of which trade on the New York Stock Exchange, represented, as of February 13, 1996, approximately 81% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 46% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of February 13, 1996, the five largest companies in the Index were: General Electric (2.7%), American Telephone & Telegraph (2.2%), Exxon Corporation (2.1%), Coca-Cola (2.1%) and Merck (1.7%). The largest industry categories were: consumer non-durables (32.7%), finance (14.1%), utilities (12.5%), materials and services (11.3%) and technology (10.8%).


GENERAL: Each Equity Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors. Each Equity Fund (except the Nations Equity Index Fund) also may invest in restricted, private placement and other illiquid securities, real estate investment trust securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies.

BALANCED FUND:


NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, the Adviser believes that common stocks typically offer the best opportunity for long-term capital appreciation. High quality companies with strong long term fundamentals and earnings growth potential, trading at reasonable market valuations, offer the best total return potential among common stocks.



The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with favorable industry positioning and strong management teams. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA") or Thomson BankWatch, Inc. ("BankWatch"), or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. S&P, Moody's, D&P, Fitch, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments, see "Appendix A."

The Fund also may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors and engage in dollar roll transactions. The Fund also may invest in restricted, private placement and other illiquid securities, and may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. See "Appendix A" below for additional information concerning the investment practices of this Fund.

BOND FUNDS:


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Some U.S. Government Obligations are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"). Some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). U.S. Government Obligations also include U.S. Treasury Obligations, which differ only in their interest rates, maturities and times of issuance. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs," real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. Certain government securities that have variable- or floating-interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.



NATIONS GOVERNMENT SECURITIES FUND: At least 65% of the Fund's assets, though under normal circumstances substantially all of the Fund's assets, will be invested in U.S. Government Obligations. The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. For a more detailed description of the investment practices of this Fund, see "Appendix A -- U.S. Government Obligations" and "Appendix
A -- Asset-Backed Securities."


Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, existing circumstances warrant.



NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government Obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including GNMA, FNMA and the FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.")


The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic conditions warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed- and variable-rate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSRO's, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.


Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."


Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These invest-ments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend paying preferred and common stock.


Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.


Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.


Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.


The Fund also may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.


GENERAL: Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each of those Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of those Funds may engage in reverse repurchase agreements and dollar roll transactions. The Nations Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Bond Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.


SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each of these Funds presents unique risks that investors should be aware of.


Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of it's total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.


The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies.

The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.


Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.


Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for an additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.


PORTFOLIO TURNOVER: Generally, the Equity Funds, the Balanced Fund and the Bond Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund and 175% for Nations Global Government Income Fund. The portfolio turnover rates of the indicated Funds for the fiscal years ended November 30, 1995, 1994 and 1993 were as follows: Nations Value Fund -- 63%, 75% and 64%, respectively; Nations Capital Growth Fund -- 80%, 56% and 81%, respectively; Nations Balanced Assets Fund -- 174%, 156% and 50%, respectively; Nations Short-Intermediate Government Fund -- 328%, 133% and 92%, respectively; Nations Short-Term Income
Fund -- 224%, 293% and 121%, respectively; Nations Diversified Income
Fund -- 96%, 144% and 86%, respectively; and Nations Strategic Fixed Income
Fund -- 228%, 307% and 161%, respectively. The portfolio turnover rates for Nations Disciplined Equity Fund for the periods ended November 30, 1995 and 1994 were 124% and 177%, respectively. The portfolio turnover rates for Nations Emerging Growth Fund for the fiscal year ended November 30, 1995, 1994 and the period from commencement of operations to November 30, 1993 were 139%, 129% and 159%, respectively. The portfolio turnover rate for Nations Equity Index Fund for the fiscal year ended November 30, 1995 and for the period from commencement of operations to November 30, 1994 was 18% and 14%, respectively. The portfolio turnover rates for the indicated Funds for the fiscal years ended May 31, 1995 and 1994 were as follows: Nations Equity Income Fund -- 158% and 116%, respectively; Nations International Equity Fund -- 92% and 39%, respectively; and Nations Government Securities Fund -- 413% and 56%, respectively. If a Fund's portfolio turnover exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders.



RISK CONSIDERATIONS: Although the Adviser of Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, I.E., that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the Investment Company Act of 1940, as amended (the "1940 Act") in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Each Fund (other than Nations Global Government Income Fund) may not:


Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

Nations Global Government Income Fund may not:


Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Primary B Shares, the Money Market Funds offer Primary A, Investor A, Investor B, Investor C and Investor D Shares. In addition to Primary B Shares, the Non-Money Market Funds offer Primary A, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an Investor's Institution, as defined below.


   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc. and Nations Portfolio's SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios, respectively.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for those Funds listed below, for which Nations Gartmore serves as sub-investment adviser.

TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.


TradeStreet provides investment management services to individuals, corporations and institutions.



Nations Gartmore with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to sub-advisory agreements. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange, which is the holding company for a leading UK-based international fund management group of companies (the "Gartmore Group"). Seventy-five percent of the equity of Gartmore plc is owned by Compagnie de Suez and affiliated entities (collectively, "Compagnie de Suez").



On February 19, 1996, it was announced that National Westminster Bank plc ("NatWest"), one of the world's largest commercial and investment banking firms, had agreed to acquire, subject to the satisfaction or waiver of certain conditions, control of Gartmore plc from Compagnie de Suez through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its subsidiary that holds 75% of the outstanding voting shares of Gartmore plc; and
(2) a tender offer for the remaining portion of Gartmore plc shares held by public shareholders (collectively, the "Acquisition"). The Acquisition, if completed, will result in a change in ownership of Nations Gartmore and will probably result in a change in the name of Nations Gartmore. Based on representations made by Nations Gartmore, it is not anticipated that the change in ownership will affect the level of service provided to the Funds or result in a change to the personnel assigned to handle advisory responsibili-ties. As of February 19, 1996, NatWest had assets under management of approximately 47 billion.



The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc. and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.50% of the average daily net assets of Nations Equity Index Fund; 0.60% of the average daily net assets of each of Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; 0.75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; 0.65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; 0.75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; 0.90% of the average daily net assets of Nations Pacific Growth Fund; and 0.70% of the average daily net assets of Nations Global Government Income Fund.



For the services provided and the expenses assumed pursuant to sub-advisory agreements, NBAI will pay to TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.10% of the average daily net asset of Nations Equity Index Fund; 0.15% of the average daily net assets of each of Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; 0.20% of the average daily net assets of each of Nations Equity Income Fund; and 0.25% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund.



For services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's average daily net assets; 0.70% of Nations Pacific Growth Fund's average daily net assets; and 0.54% of Nations Global Government Income Fund's average daily net assets. For the fiscal year ended May 31, 1994, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.41% of the Fund's average daily net assets. Although the advisory fees for the Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Global Government Income Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.



From time to time, NBAI, TradeStreet and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory or sub-advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank, under a prior Advisory Agreement advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Value Fund -- 0.75%; Nations Capital Growth
Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.70%; Nations Equity Index Fund -- 0.10%; Nations Balanced Assets
Fund -- 0.75%; Nations Short-Intermediate Government Fund -- 0.40%; Nations Short-Term Income Fund -- 0.30%; Nations Diversified Income Fund -- 0.50%; and Nations Strategic Fixed Income Fund -- 0.50%. For the fiscal year ended Novem-ber 30, 1995, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.05% of the Fund's average daily net assets.



For the fiscal year ended November 30, 1995, NationsBank reimbursed advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Georgia Municipal Bond Fund -- 0.02%; Nations Maryland Municipal Bond Fund -- 0.16%; Nations South Carolina Municipal Bond Fund -- 0.01%; Nations Tennessee Municipal Bond Fund -- 0.19%.


For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank, under a prior Advisory Agreement fees at the indicated rate of the following Funds' average daily net assets: Nations Government Securities
Fund -- 0.46%; Nations Equity Income Fund -- 0.68%; and Nations International Equity Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets.


Sharon M. Herrmann, CFA, is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been the Portfolio Manager for Nations Value Fund since 1989. Previously she was Senior Vice President and Portfolio Manager for NationsBank. Ms. Herrmann has worked for NationsBank since 1981 where her responsibilities included fund management and portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Eric S. Williams, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been Portfolio Manager for Nations Equity Income Fund since 1991. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Stephen Watson has been Principal Portfolio Manager of the Nations International Equity Fund since February, 1995. He has been Portfolio Manager for Nations International Equity Fund since 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.



Philip J. Sanders, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Edward E. (Jack) Smiley, Jr., CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund. Mr. Smiley has been the Portfolio Manager for Nations Emerging Growth Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1968. His past experience includes management consulting and portfolio management for Interfirst Investment Management, Merrill Lynch and Dean Witter. Mr. Smiley received a B.B.A. in Management from Southern Methodist University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the Dallas Association of Investment Analysts.



Jeffery C. Moser, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Disciplined Equity Fund. Mr. Moser has been Portfolio Manager of the Nations Disciplined Equity Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Moser has worked for NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and

Research as well as the North Carolina Society of Financial Analysts, Inc.



Julie L. Hale, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Previously she was Vice President and Senior Portfolio Manager for NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.



Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.



David M. Hetherington, CFA, is a Director of TradeStreet and Managing Director of Fixed Income Management. Mr. Hetherington is responsible for overseeing all fixed income product management and is Senior Portfolio Manager for Nations Short-Term Income Fund. Mr. Hetherington has been Portfolio Manager for the Nations Short-Term Income Fund since 1995. Previously he was Senior Vice President and Director of Fixed Income for NationsBank. Mr. Hetherington has worked in the investment community since 1975. His past experience includes working as a portfolio manager, a trust investment officer and a securities analyst for First Citizens Bank and Deposit Guarantee as well as working as an Economist for the U.S. Department of Labor in the Bureau of Labor Statistics. Mr. Hetherington received a B.A. in Economics from Duke University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research.



Mark S. Ahnrud, CFA, is a Director of Fixed Income Management for TradeStreet and the Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been Portfolio Manager for Nations Diversified Income Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Ahnrud has worked for NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund and Nations Government Securities Fund. Mr. Swaim has been Portfolio Manager for the Funds since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.



Mark Rimmer is Principal Portfolio Manager for Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He has been Portfolio Manager of Nations Global Government Income Fund since 1995. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.



Philip Ehrmann is Principal Portfolio Manager for Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. He has been Portfolio Manager for Nations Emerging Markets Fund since 1995. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.



Seok Teoh is Principal Portfolio Manager for Nations Pacific Growth Fund. She has been Portfolio Manager for Nations Pacific Growth Fund since 1995. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.


Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank, that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund and Nations Strategic Fixed Income Fund -- 0.10%; Nations Diversified Income Fund -- 0.07%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the following Funds' average daily net assets: Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary Shares of the Funds.


Bank of New York, Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.


First Data serves as the Transfer Agent for each of the Fund's Primary Shares. NationsBank of Texas, N.A. ("NationsBank of Texas", together with Bank of New York, called "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. NationsBank of Texas also serves as the sub-transfer agent for each Fund's Primary Shares and is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of

Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it serves as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds. In return for providing sub-transfer agency services for the Primary Shares of Nations Fund, NationsBank of Texas is entitled to receive an annual fee from First Data of $251,000.



Price Waterhouse LLP serves as independent accountants to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Primary B Shares, are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Primary B Shares also bear certain shareholder servicing costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors determines is fair and equitable.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. The Non-Money Market Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Certain funds, however, do not offer shares of each class. This Prospectus relates only to the Primary B Shares of the following funds of Nations Fund Trust: Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the 1940 Act requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary B Shares of the following funds of Nations Fund, Inc.: Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 50,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary B Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Primary B Shares may be purchased through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) ("Institutions") that have entered into selling agreements with Stephens.



Primary B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge the accounts of their customers ("Customers") for services provided in connection with the purchase of shares. Purchases of the Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business ("NYSE Business Day"). A NYSE Business Day is a "Business Day" as that term is used in this Prospectus.


There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.


The Institutions have entered into Administration Agreements whereby they will provide various shareholder services for their Customers that own Primary B Shares. From time to time, Nations Fund may voluntarily reduce the maximum fees payable for shareholder services.



Nations Fund reserves the right to reject any purchase order. The issuance of Primary B Shares is recorded on the books of the Funds, and share certificates are not issued.



Purchase orders for Primary B Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution.



Institutions are responsible for transmitting orders for purchases of Primary B Shares by their Customers, and for delivering required funds, on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Fund.


   Shareholder Administration Arrangements


The Funds have adopted a Shareholder Administration Plan (the "Administration Plan") pursuant to which Institutions provide shareholder administration services to their Customers who from time to time beneficially own Primary B Shares. Payments under the Administration Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.60% of the average daily net asset value of the Primary B Shares beneficially owned by Customers with whom the Institutions have a servicing relationship. Additionally, in no event may the portion of the shareholder administration fee that constitutes a "service fee," as that term is defined in Article III, Section 26(b)(9) of the Rules of Fair Practice of the NASD, exceed 0.25% of the average daily net asset value of such Primary B Shares of a Fund. Holders of Primary B Shares will bear all fees paid to Institutions under the Administration Plan.



Such shareholder services supplement the services provided by Stephens, TSSG and the Transfer Agent to shareholders of record. The shareholder services provided by Institutions may include: (i) aggregating and processing purchase and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders to Stephens or the Transfer Agent;
(ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting;
(viii) if
required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services; and (xii) providing such other similar services as may be reasonably requested.

Nations Fund may suspend or reduce payments under the Administration Plan at any time, and payments are subject to the continuation of the Administration Plan described above and the terms of the Administration Agreement between Institutions and Nations Fund. See the SAIs for more details on the Administration Plan.

The Administration Plan also provides that, to the extent any portion of the fees payable under the Administration Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act.


Nations Fund understands that Institutions may charge fees to their Customers who are the owners of Primary B Shares in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by an Institution under its Administration Agreement with Nations Fund. The Administration Agreement requires an Institution to disclose to its Customers any compensation payable to the Institution by Nations Fund and any other compensation payable by the Customers in connection with the investment of their assets in Primary B Shares. Customers of Institutions should read this Prospectus in light of the terms governing their accounts with their Institutions.



Conflict of interest restrictions may apply to the receipt by Institutions of compensation from Nations Fund in connection with the investment of fiduciary assets in Primary B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Primary B Shares.


   How To Redeem Shares


Customers may redeem all or part of their Primary B Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders that it receives to Nations Fund. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary B Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.


With respect to the Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.


Nations Fund may redeem a shareholder's Primary B Shares if the balance in such shareholder's account drops below $500 as a result of redemptions, and the shareholder does not increase his or her balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Primary B Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Fund also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


   How To Exchange Shares


The exchange feature enables a shareholder of Primary B Shares of a Fund to acquire Primary B Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary B Shares for Primary B Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.

The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.

Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


Provided your Institution allows telephone exchanges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.



Primary B Shares may be exchanged by directing a request directly to the Institution through which the original Primary B Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.


   How The Funds Value Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Exchange is closed (other than weekends) are:
New Year's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Funds' portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information


DIVIDENDS AND DISTRIBUTIONS



Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are declared and paid each calendar quarter by the Equity Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.



Primary B Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary B Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

The net asset value of Primary B Shares in the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Primary B Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary B Shares in a Fund. Each Fund's net investment income available for distribution to the holders of Primary B Shares will be reduced by the amount of shareholder servicing fees payable to Institutions under the Servicing Agreements.


TAX INFORMATION


Each Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.



Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.)



Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that each such Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.



Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.


Portions of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.



ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.



MORTGAGE-BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.


Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.


Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.



CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.


Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. Government obligations.



A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.



The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage-backed securities, see the related SAI.



NON-MORTGAGE ASSET-BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.


The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.



The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general as seperate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, and meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, GICs and some commercial paper issued in reliance upon the exemption in
Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A the level of illiquidity of a Fund holding such securities may increase during such period.


INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


MONEY MARKET INSTRUMENTS: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


SHORT SALES: A short sale is the sale of a security that a Fund does not own. A short sale is "against the box" if at all times when the short position is open a Fund owns an equal amount of securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress.

Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable- or floating-interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA:


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.



The following summarizes the three highest short-term debt ratings used by IBCA:



     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

                                                 Prospectus

                                                 MONEY MARKET FUNDS
                                                 Nations Prime Fund
                                                 Nations Treasury Fund
                                                 Nations Government Money Market
                                                  Fund
                                                 Nations Tax Exempt Fund

                                                 INVESTOR A SHARES

                                                 APRIL 1, 1996



INVESTMENT ADVISER: NationsBanc Advisors, Inc.
SUB-INVESTMENT ADVISER: TradeStreet Investment
  Associates, Inc.
DISTRIBUTOR: Stephens Inc.


                                                     (Nations Fund logo
                                                       appears here)

MNPA NF-96132-496

              Prospectus


                                  INVESTOR A SHARES
                                      APRIL 1, 1996



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively the "Money Market Funds") of the Nations Fund Family ("Nations Fund" or "Nations
Fund Family"). This Prospectus describes one class of shares of each Money Market Fund -- Investor A
Shares.


EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET
ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS IN THE
MONEY MARKET FUNDS ARE NEITHER INSURED NOR
GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE
NO ASSURANCE THAT THE MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00
PER SHARE.


This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc., each an open-end management investment company, is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus. NationsBanc
Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates,
Inc. ("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean
NBAI and/or TradeStreet as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

                                                     Nations Prime Fund
                                                     Nations Treasury Fund
                                                     Nations Government Money
                                                     Market Fund
                                                     Nations Tax Exempt Fund


                                                     For purchase, redemption
                                                     and performance
                                                     information call:
                                                     1-800-321-7854
                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     (Nations Fund logo
                                                        appears here)

                             Table  Of  Contents


About The Funds              Prospectus Summary                                3


                             Expenses Summary                                  4


                             Financial Highlights                              5


                             Objectives                                        8


                             How Objectives Are Pursued                        9


                             How Performance Is Shown                         12


                             How the Funds Are Managed                        12


                             Organization And History                         16


About Your Investment        How To Buy Shares                                17


                             Shareholder Servicing And Distribution Plans     19


                             How To Redeem Shares                             21


                             How To Exchange Shares                           22


                             How The Funds Value Their Shares                 23


                             How Dividends And Distributions Are Made; Tax
                             Information                                      24


                             Appendix A -- Portfolio Securities               26


                             Appendix B -- Description Of Ratings             33



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds



   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



         (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



         (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



         (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



         (Bullet) Nations Tax Exempt Fund's
                   investment objective is to seek as
                   high a level of current interest
                   income exempt from Federal income
                   taxes as is consistent with
                   liquidity and stability of
                   principal.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Prime Fund, Nations Treasury Fund,
         Nations Government Money Market Fund and Nations Tax Exempt Fund declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary
Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

                                                                                                      Nations
                                                             Nations Prime    Nations Treasury   Government Money
SHAREHOLDER TRANSACTION EXPENSES                                 Fund               Fund            Market Fund

Sales Load Imposed on Purchases                                     None               None               None
Deferred Sales Charge                                               None               None               None


                                                              Nations Tax
SHAREHOLDER TRANSACTION EXPENSES                              Exempt Fund
Sales Load Imposed on Purchases                                     None
Deferred Sales Charge                                               None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                                                                      Nations
                                                             Nations Prime    Nations Treasury   Government Money
SHAREHOLDER TRANSACTION EXPENSES                                 Fund               Fund            Market Fund
Management Fees (After Fee Waivers)                                 .14%               .14%               .12%
Rule 12b-1 Fees (After Fee Waivers)                                 .10%               .10%               .10%
Shareholder Servicing Fees                                          .25%               .25%               .25%
Other Expenses After Expense Reimbursements                         .16%               .16%               .18%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)                                                   .65%               .65%               .65%

                                                              Nations Tax
SHAREHOLDER TRANSACTION EXPENSES                              Exempt Fund
Management Fees (After Fee Waivers)                                 .13%
Rule 12b-1 Fees (After Fee Waivers)                                  .0%
Shareholder Servicing Fees                                          .25%
Other Expenses After Expense Reimbursements                         .17%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)                                                   .55%



EXAMPLES:


You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                              Nations Treasury    Nations Government
                                                        Nations Prime Fund          Fund           Money Market Fund

1 Year                                                       $       7            $       7            $       7
3 Years                                                      $      21            $      21            $      21
5 Years                                                      $      36            $      36            $      36
10 Years                                                     $      81            $      81            $      81

                                                        Nations Tax Exempt
                                                               Fund
1 Year                                                       $       6
3 Years                                                      $      18
5 Years                                                      $      31
10 Years                                                     $      69


The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in each Fund will bear either directly or indirectly. Certain figures in the above table are based on amounts incurred during each Fund's most recent fiscal year and have been restated as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers and expense reimbursements, "Management Fees," "Other Expenses" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would be as follows: Nations Prime Fund -- .20%, .17% and .72%, respectively; Nations Treasury Fund -- .20% .17% and .72%, respectively; Nations Government Money Market Fund -- .40%, .21% and .96%, respectively. Absent fee waivers and expense reimbursements, "Management Fees," "12b-1 Fees", "Other Expenses" and "Total Operating Expenses" for Nations Tax Exempt Fund would have been .40%, .10%, .20% and .95%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND



                            SIX MONTHS
                               ENDED            YEAR             YEAR             YEAR             YEAR            PERIOD
                             11/30/95           ENDED            ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES           (UNAUDITED)       05/31/95          5/31/94          5/31/93          5/31/92         5/31/91*
Operating performance:
Net asset value,
  beginning of period       $    1.00        $    1.00        $    1.00        $    1.00       $    1.00        $    1.00
Net investment income          0.0271           0.0475           0.0283           0.0293          0.0470           0.0617
Dividends from net
  investment income           (0.0271)         (0.0475)         (0.0283)         (0.0293)        (0.0470)         (0.0617)
Net asset value, end of
  period                    $    1.00        $    1.00        $    1.00        $    1.00       $    1.00        $    1.00
Total return++                   2.73%            4.85%            2.86%            2.97%           4.81%+++         7.31%+++
Ratios to average net
  assets/supplemental
  data:
Net assets, end of
  period (000's)            $ 967,619        $ 698,358        $ 511,833        $ 306,376       $ 281,101        $ 144,202
Ratio of operating
  expenses to average
  net assets                     0.65%+           0.75%            0.65%            0.65%           0.65%            0.65%+
Ratio of net investment
  income to average net
  assets                         5.40%+           4.78%            2.85%            2.90%           4.67%            6.69%+
Ratio of operating
  expenses to average
  net assets without
  waivers and/or
  reimbursements                 0.72%+           0.83%            0.72%            0.71%           0.77%            0.79%+
Net investment income
  per share without
  waivers and/or
  reimbursements            $  0.0268        $  0.0467        $  0.0276        $  0.0287       $  0.0458        $  0.0603



  * Nations Prime Fund Investor A Shares commenced operations on July 16, 1990.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TREASURY FUND



                            SIX MONTHS
                               ENDED            YEAR             YEAR             YEAR              YEAR             PERIOD
                             11/30/95           ENDED            ENDED            ENDED            ENDED             ENDED
INVESTOR A SHARES           (UNAUDITED)       05/31/95          5/31/94          5/31/93          5/31/92           5/31/91*
Operating performance:
Net asset value,
  beginning of period       $    1.00        $    1.00        $    1.00        $    1.00       $    1.00         $    1.00
Net investment income          0.0265           0.0457           0.0262           0.0272          0.0448            0.0592
Dividends from net
  investment income           (0.0265)         (0.0457)         (0.0262)         (0.0272)        (0.0448)          (0.0592)
Distributions from net
  realized capital gains           --          (0.0000)**            --               --              --                --
Net asset value, end of
  period                  $      1.00      $      1.00      $      1.00      $      1.00      $     1.00        $     1.00
Total return++                   2.67%            4.65%            2.67%            2.77%           4.57+++           6.98%+++
Ratios to average net
  assets/supplemental
  data:
Net assets, end of
  period (000's)          $   144,400      $   107,515      $    74,195      $   105,828      $   90,917        $   37,265
Ratio of operating
  expenses to average
  net assets                     0.65%+           0.67%            0.65%            0.65%           0.64%             0.61%+
Ratio of net investment
  income to average net
  assets                         5.28%+           4.62%            2.62%            2.67%           4.47%             6.53%+
Ratio of operating
  expenses to average
  net assets without
  waivers and/or
  reimbursements                 0.71%+           0.72%            0.71%            0.71%           0.76%             0.83%+
Net investment income
  per share without
  waivers and/or
  reimbursements          $    0.0262      $    0.0452      $    0.0257      $    0.0266      $   0.0435        $   0.0570



  * Nations Treasury Fund Investor A Shares commenced operations on July 16,
    1990.

 ** Amount represents less than $0.0001.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

NATIONS GOVERNMENT MONEY MARKET FUND



                                           YEAR             YEAR             YEAR             YEAR            PERIOD
                                           ENDED            ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                        11/30/95         11/30/94         11/30/93         11/30/92         11/30/91*
Operating performance:
  Net asset value, beginning of year   $     1.00       $     1.00        $    1.00       $    1.00        $    1.00
Net investment income                      0.0522           0.0340           0.0256          0.0358           0.0571
Distributions:
Dividends from net investment income      (0.0522)         (0.0340)         (0.0256)        (0.0358)         (0.0571)
Dividends from net realized gains              --          (0.0000)#             --              --               --
Total distributions                       (0.0522)         (0.0340)         (0.0256)        (0.0358)         (0.0571)
Net asset value, end of year           $     1.00       $     1.00        $    1.00       $    1.00        $    1.00
Total return++                               5.34%            3.45%            2.60%           3.63%+++         5.86%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year (000's)        $   26,175       $   20,173        $  10,499       $  13,851        $   8,949
Ratio of operating expenses to
  average net assets                         0.65%            0.65%            0.61%           0.42%            0.43%+
Ratio of net investment income to
  average net assets                         5.23%            3.44%            2.60%           3.55%            5.49%+
Ratio of operating expenses to
  average net assets without waivers         0.92%            0.94%            0.87%           0.58%            0.62% +
Net investment income per share
  without waivers                      $   0.0495       $   0.0311        $  0.0231       $  0.0341        $  0.0551



  * Nations Government Money Market Fund Investor A Shares commenced operations on February 11, 1991.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated.

+++ Unaudited.

 # Amount represents less than $0.0001 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TAX EXEMPT FUND



                                           YEAR             YEAR             YEAR             YEAR            PERIOD
                                           ENDED            ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                        11/30/95         11/30/94         11/30/93         11/30/92         11/30/91*
Operating performance:
  Net asset value, beginning of year    $    1.00        $    1.00        $    1.00       $    1.00        $    1.00
Net investment income                      0.0335           0.0231           0.0198          0.0266           0.0422
Dividends from net investment income      (0.0335)         (0.0231)         (0.0198)        (0.0266)         (0.0422)
Net asset value, end of year            $    1.00        $    1.00        $    1.00       $    1.00        $    1.00
Total return++                               3.40%            2.36%            2.00%           2.68%+++         4.30%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year (000's)         $ 126,207        $ 151,714        $ 119,552       $  80,158        $   1,690
Ratio of operating expenses to
  average net assets                         0.55%            0.52%            0.48%           0.55%            0.42%+
Ratio of net investment income to
  average net assets                         3.37%            2.34%            1.98%           2.50%            4.23%+
Ratio of operating expenses to
  average net assets without waivers         0.82%            0.84%            0.84%           0.72%            0.60%+
Net investment income per share
  without waivers                       $  0.0309        $  0.0199        $  0.0162       $  0.0248        $  0.0404



  * Nations Tax Exempt Fund Investor A Shares commenced operations on April 5, 1991.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated.

+++ Unaudited.

   Objectives

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.


NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

   How Objectives Are Pursued

NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by the trust. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appen-dix A."

NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."


NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."


The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."


The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."



RISK CONSIDERATIONS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal. For additional risk information regarding the Funds' investment in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: The Funds are subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the Funds' SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations. The investment objectives and policies of the Funds, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in its best interests, it may consider terminating sales of its shares in the states involved.


In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except the Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

   How Performance Is Shown


From time to time, a Fund may advertise the "yield" and "effective yield" of a class of shares, and Nations Tax Exempt Fund may advertise the "tax equivalent yield" of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.


The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield will always be higher than the "yield" of a class of shares in the Nations Tax Exempt Fund.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling agents and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.


In addition to Investor A Shares, the Funds offer Primary A, Primary B, Investor B, Investor C and Investor D Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of the Funds' shares. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent.


   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.



Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Nations Tax Exempt Fund, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; and 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.



For the services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.055% of the average daily net assets of each Fund.



From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the rates of 0.16% and 0.17% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund, respectively. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank fees at the rates of 0.13% and 0.16% of the average daily net assets of the Nations Prime Fund and Nations Treasury Fund, respectively.



Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysis.



Sandra L. Duck is a Product Manager, Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Previously she was Vice President and Portfolio Manager for NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.



Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager for Nations Prime Fund since 1988. Previously she was Vice President and Senior Portfolio Manager for NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.07% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens that provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor A Shares of the Funds. See "Shareholder Servicing And Distribution Plans."


NationsBank of Texas, N.A., serves as each Fund's custodian (the "Custodian"). The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.


First Data serves as transfer agent (the "Transfer Agent") for each Fund's Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; Directors' or Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor A Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and distribution costs. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. This Prospectus relates only to the Investor A Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of a fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of instances where the 1940 Act requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC. Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of Nations Fund, Inc.'s outstanding shares. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents").

Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/ asset allocation account established with NBAI (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.


There is a minimum initial investment of $1,000, except that the minimum initial investment is:


(Bullet) $500 for IRA investors;


(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor A Shares of the Money Market Funds are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").

The Selling Agents have entered into Sales Support Agreements with Stephens under which they will provide various sales support services to their customers ("Customers") who own Investor A Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor A Shares. Selling Agents and Servicing Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the fees payable for shareholder services and sales support services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). Absent prior arrangement with Stephens or the Transfer Agent, purchase orders received after such time on any given day will not be accepted; notice thereof will be given to the Selling Agent transmitting the order, and any funds received will be returned promptly to the sending Selling Agent. Any late purchase orders that are not rejected pursuant to such a prior arrangement will be executed on the following Business Day. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor A Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.

The Selling Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Selling Agent.


TELEPHONE TRANSACTIONS: An investor may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.


   Shareholder Servicing And Distribution
   Plans

Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Shareholder Servicing and Distribution Plan (the "Investor A Plan") with respect to Investor A Shares of the Funds. Pursuant to the Investor A Plan, the Funds may pay Stephens (or any other person) for distribution-related expenses and Selling Agents for sales support expenses incurred in connection with Investor A Shares. Payments under the Investor A Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees or Directors provided that the annual rate may not exceed 0.10% of the average daily net asset value of Investor A Shares of the Funds. Payments to Stephens under the Investor A Plan may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including expenses of organizing and conducting sales seminars, printing prospectuses, statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and the costs of administering the Investor A Plan. The fees payable to Selling Agents are used primarily to compensate Selling Agents for providing sales support assistance in connection with the sale of

Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers. The Funds may not pay for shareholder servicing activities under the Investor A Plan.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.



In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more information on the Investor A Plan.

In addition, the Trustees and Directors have approved a shareholder servicing plan (the "Servicing Plan") with respect to Investor A Shares of the Funds. Pursuant to the Servicing Plan, the Funds may pay Servicing Agents that have entered into a Servicing Agreement with Nations Fund for certain shareholder support services that are provided by the Servicing Agents. Payments under the Funds' Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of each Fund's Investor A Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange, and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing information periodically to Customers, including information showing their position in Investor A Shares; providing sub-accounting with respect to Investor A Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor A Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of a Fund's Investor A Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations

Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund.



Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption order if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.

Nations Fund may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

Free checkwriting is available with respect to Investor A Shares of the Funds. With this service, a shareholder may write checks in the amount of $250 or more. To obtain checks, a shareholder must complete the signature section included within the Account Application Form. To establish this checkwriting service after opening an account in one of the Funds, the shareholder must contact his/her Selling Agent by telephone or mail to obtain an Application Form. A shareholder will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented to the Custodian for payment. Upon 30 days' prior written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in the Funds by writing a check.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor A Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Fund at any time.

   How To Exchange Shares


SHARES PURCHASED DIRECTLY THROUGH A SELLING AGENT, STEPHENS OR THE TRANSFER
AGENT: The exchange feature enables a shareholder of Investor A Shares of a Money Market Fund to acquire Investor A Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision.



An investor who owns his or her shares through a Nations Fund IRA that initially invests in Investor A Shares of a Money Market Fund may exchange those shares for Investor N Shares of a non-money market fund offered by Nations Fund. Additionally, Investor N Shares of a non-money market fund acquired through such an exchange prior to January 1, 1996, will, upon redemption, be subject to the contingent deferred sales charge ("CDSC") schedule applicable to the acquired shares. For purposes of determining the applicable rate of the CDSC, the date of the exchange will be deemed to be the date of purchase of the Investor A or Investor N Shares.



SHARES ACQUIRED THROUGH THE NATIONS FUND AUTOMATIC EXCHANGE FEATURE: An investor who is participating in the Nations Fund Automatic Exchange Feature ("AEF") may acquire Investor A or Investor C Shares of a non-money market fund offered by Nations Fund. In addition, Investor C Shares of a non-money market fund acquired through such exchange will, upon redemption, be subject to the CDSC schedule applicable to the acquired shares. For purposes of determining the applicable rate of the CDSC, the date of the exchange will be deemed to be the date of the purchase of the Investor C Shares. The AEF requires a minimum exchange amount of $25 on a monthly or quarterly basis. Exchanges will occur on or about the 15th or 30th day of the applicable month. The AEF may be established by directing a request to the Transfer Agent by telephone or in writing. For more information concerning the AEF, an investor should contact his/her Selling Agent.



GENERAL: An exchange of Investor A Shares for shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received. The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.

Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

Investor A Shares may be exchanged by directing a request directly to the Selling Agent through which the original Investor A Shares were purchased or in some cases Stephens or the Transfer Agent. Your exchange feature may be governed by your account agreement with your Selling Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Selling Agent through which the original shares were purchased. Investors should consult their Selling Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares


The net asset value of a share of each class of shares in the Funds is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.


The assets of each Fund are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

   How Dividends And Distributions Are
   Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of the Funds are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Investor A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor A Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Selling Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.


Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor A Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.



Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.


Dividends received from Nations Treasury Fund and Nations Government Money Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) also may be subject to state and local taxes.


Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


NATIONS TAX EXEMPT FUND: As a regulated investment company, Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distribution may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income tax.



If Nations Tax Exempt Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from Federal income tax and also may be subject to state and local tax.



The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.



ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.



Non-mortgage-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.



Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).



U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations), and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. Reverse repurchase agreements may be considered to be borrowings. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.



Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.



COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic insta-bility of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, GICs and some commercial paper issued in reliance upon the exemption in
Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective com-
mitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal Securities also may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases", and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Security. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.



In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.



Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continu-
ously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by a trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest two ratings used by S&P for corporate and municipal bonds:
     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the highest two ratings used by Moody's for corporate and municipal bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1.

The following summarizes the highest two ratings used by D&P for bonds:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major category.

The following summarizes the highest two ratings used by Fitch for bonds:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the two highest investment grade ratings used by BankWatch for long-term debt:


     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

The following summarizes the two highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

The following summarizes the two highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

Prospectus


                                  INVESTOR A SHARES
                                      APRIL 1, 1996



This Prospectus describes NATIONS EQUITY INDEX FUND
(the "Fund") of Nations Fund Trust, an open-end management investment company which is part of the Nations Fund Family ("Nations Fund" or "Nations
Fund Family"). This Prospectus describes one class of shares of the Fund -- Investor A Shares.



This Prospectus sets forth concisely the information about the Fund that prospective purchasers of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust is contained in a separate Statement of Additional
Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAI bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Fund. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to the Fund. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

                                                     Nations Equity Index Fund

                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854

                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     NATIONS
                                                        FUND
TR-96133-496

                             Table  Of  Contents

                             About The Fund

                             Prospectus Summary                                3
                             Expenses Summary                                  4
                             Financial Highlights                              5
                             Objective                                         6
                             How Objective Is Pursued                          6
                             How Performance Is Shown                          8
                             How The Fund Is Managed                           9
                             Organization And History                         11



                             About Your Investment


                             How To Buy Shares                                12
                             Shareholder Servicing And Distribution Plan      13
                             How To Redeem Shares                             15
                             How To Exchange Shares                           16
                             How The Fund Values Its Shares                   17
                             How Dividends And Distributions Are Made; Tax
                             Information                                      17
                             Appendix A -- Portfolio Securities               18



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Fund



   Prospectus Summary



(Bullet) TYPE OF COMPANY: Open-end management investment company.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVE AND POLICIES:



         (Bullet) The investment objective of Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (I.E, the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of the Fund, there is no assurance that it will be able to do so. Investments in the Fund are not insured against loss of principal. Investments by the Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Certain of the Fund's investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these factors, see "How Objective Is Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Fund. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Fund. See "How The Fund Is Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Equity Index Fund declares and pays dividends from net investment income each calendar quarter. The Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize shareholder transaction and operating expenses for Investor A Shares of the Fund. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.


INVESTOR A SHARES
                                                                                                           Nations Equity
SHAREHOLDER TRANSACTION EXPENSES                                                                             Index Fund

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                                        None
Maximum Deferred Sales Charge (as a percentage of the lower of the original purchase price
  or redemption proceeds)1                                                                                         None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


Management Fees (After Fee Waivers)                                                                                .10%
Rule 12b-1 Fees (Including shareholder servicing fees)                                                             .25%
Other Expenses                                                                                                     .27%
Total Operating Expenses (After Fee Waivers)                                                                       .62%



1 Investor A Shares that were purchased through a Nations Personal Investment
  Planner account prior to January 1, 1996 remain subject to the Deferred Sales charge applicable at the time of purchase. See "How To Redeem
  Shares -- Contingent Deferred Sales Charge."



EXAMPLES:



You would pay the following expenses on a $1,000 investment in Investor A Shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                                           Nations Equity
                                                                                                             Index Fund

1 Year                                                                                                        $       6
3 Years                                                                                                       $      20



The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares will bear either directly or indirectly. The figures in the above tables are based on amounts incurred during the Fund's most recent fiscal period and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. Absent fee waivers and reimbursements, "Management Fees" and "Total Operating Expenses" would have been .50% and 1.02%, respectively. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Fund's operating expenses, see "How The Fund Is Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Fund, see "Shareholder Servicing And Distribution Plan."


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The following audited financial information has been derived from the financial statements of Nations Fund Trust. Price Waterhouse LLP is the independent accountant to Nations Fund Trust. The reports of Price Waterhouse LLP for the most recent fiscal period of Nations Fund Trust accompany the financial statements for such periods and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization And History." Shareholders of the Fund will receive unaudited semi-annual reports describing the fund's investment operations and annual financial statements audited by the Fund's independent accountant.



FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS EQUITY INDEX FUND
                                                                                                            PERIOD
                                                                                                            ENDED
INVESTOR A SHARES                                                                                         11/30/95*
Operating performance:
Net asset value, beginning of year                                                                       $   12.28
Net investment income                                                                                         0.03
Net realized and unrealized gain/(loss) on investments                                                        0.60
Net increase in net assets resulting from investment operations                                               0.63
Distributions:
Dividends from net investment income                                                                            --
Distributions from net realized gains                                                                           --
Total distributions                                                                                             --
Net asset value, end of year                                                                             $   12.91
Total return++                                                                                                5.13%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                       $      11
Ratio of operating expenses to average net assets                                                             0.62%+
Ratio of operating expenses to average net assets including interest expense                                  0.63%+
Ratio of net investment income to average net assets                                                          2.19%+
Portfolio turnover rate                                                                                         18%
Ratio of operating expenses to average net assets without waivers                                             1.03%+
Net investment income per share without waivers                                                          $    0.02



 * Nations Equity Index Fund's Investor A Shares commenced operations on October 24, 1995.



 + Annualized.



++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.

   Objective


NATIONS EQUITY INDEX FUND: The investment objective of the Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").(1) The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation ("S&P"), which does not sponsor and is in no way affiliated with the Nations Equity Index Fund.


   How Objective Is Pursued


NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value.



The Adviser generally will seek to match the composition of the S&P 500 Index as much as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.



Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.



The Fund also may invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock mar-ket returns may not track the return of the Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants. For additional information concerning the Fund's investment practices, see "Appendix A."

The Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund also may invest in restricted, private placement and other illiquid securities. In addition, the Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

ABOUT THE INDEX. The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with the Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard and Poor's 500" is a service mark of S&P.


The 500 securities, most of which trade on the New York Stock Exchange, represented, as of February 13, 1996, approximately 81% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 46% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of February 13, 1996, the five largest companies in the Index were: General Electric (2.7%), American Telephone & Telegraph (2.2%), Exxon Corporation (2.1%), Coca-Cola (2.1%) and Merck (1.7%). The largest industry categories were: consumer non-durables (32.7%), finance (14.1%), utilities (12.5%), materials and services (11.3%) and technology (10.8%).



PORTFOLIO TURNOVER: Generally, the Fund will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If the Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Fund's portfolio turnover rate see "Financial Highlights."



RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of the Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in the Fund are not insured against loss of principal.


Investments by the Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of the Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Fund's investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Fund's investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Fund's investments in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: The Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

The Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that the Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of the Fund's assets, the Fund will not hold more than 10% of the voting securities of any issuer.


The investment objective and policies of the Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of the Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.


In order to register the Fund's shares for sale in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Fund may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.



"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of the Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor A Shares, the Fund offers Primary A and Primary B Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, that may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Fund's shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of total return or yield. The Fund's annual report contains additional performance information and is available upon request without charge from the Fund's distributor or an investor's selling agent.


   How The Fund Is Managed

The business and affairs of Nations Fund Trust are managed under the direction of its Board of Trustees. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Fund. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Fund. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees, and in accordance with the Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for the Fund, makes decisions with respect to and places orders for the Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to an Advisory Agreement, NBAI is entitled to receive an advisory fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Fund.



For the services provided and the expenses assumed pursuant to the sub-advisory agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.10% of the Fund's average daily net assets.



From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by the Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.10% of the Fund's average daily net assets.



Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund. He has been Portfolio Manager for Nations Equity Index Fund since 1993. Previously he was Vice President and Structured Products Manager for NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank has advised NationsBank and Nations Fund that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreement, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust would recommend to the Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Fund, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Fund.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Fund including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Fund, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Fund.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of the Fund's average daily net assets. For the fiscal year ended November 30, 1995, Nations Fund Trust paid its administrators fees at the rate of 0.10% of the average daily net assets of the Fund.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Fund's administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Fund's average daily net assets.

Shares of the Fund are sold on a continuous basis by Stephens, as the Fund's sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provide that Stephens has the exclusive right to distribute shares of the Fund. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor A Shares of the Fund. See "Shareholder Servicing And Distribution Plan."


NationsBank of Texas, N.A. (the "Custodian") serves as custodian for the Fund. The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of the Fund, (ii) $10.00 per repurchase collateral transaction by the Fund, and (iii) $15.00 per purchase, sale and maturity transaction involving the Fund.


First Data serves as transfer agent (the "Transfer Agent") for the Fund's Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Fund, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. The Fund's expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor A Shares bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.


   Organization And History


The Fund is a member of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Fund currently offers three classes of shares -- Primary A Shares, Primary B Shares and Investor A Shares. This Prospectus relates only to the Investor A Shares. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

   How To Buy Shares


Stephens has established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").



Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.


There is a minimum initial investment of $1,000, except that the minimum initial investment is:


(Bullet) $500 for IRA investors;


(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor A Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

With respect to Investor A Shares, the Servicing Agents have entered into Servicing Agreements with Nations Fund under which they will provide various shareholder services to their customers ("Customers") who own Investor A Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Fund, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor A Shares in the Fund which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor A Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Fund's Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.


TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A Shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.


   Shareholder Servicing And Distribution
   Plan

INVESTOR A SHARES: The Fund's Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Fund to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Aggregate payments under the Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Fund.

The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Fund during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.



In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreement and Sales Support Agreement. See the SAI for more details on the Investor A Plan.


Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor A Shares for various services provided in connection with such Customers' accounts. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreement and Servicing Agreement require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. There is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of the Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below Investor A Shares of the Fund that were purchased prior to January 1, 1996 through an Account will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.



Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor A Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.



The CDSC will be waived on redemptions of Investor A Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to
Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor A Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A

Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.



Within 120 days after a redemption of Investor A Shares of the Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the Fund. The amount which may be reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Fund if the value of the Investor A Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Fund at any time.

   How To Exchange Shares


The exchange feature enables a shareholder of Investor A Shares of a fund of Nations Fund to acquire shares of the same class that are offered by any other fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



If Investor A Shares of the Fund purchased prior to January 1, 1996 are exchanged for shares of the same class of another fund, any CDSC applicable to the original shares purchased will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of the Fund.



The Fund and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.


The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor A Shares exchanged must have a current value of at least $1,000. Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Fund Values Its Shares

The Fund calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

   How Dividends And Distributions
   Are Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: The Fund distributes any net investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Fund with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class in the Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.



TAX INFORMATION: The Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Fund of liability for Federal income tax on amounts distributed in accordance with the Code.



The Fund intend to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over their net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.) Corporate investors in the Fund may be entitled to the dividends received deduction on all or a portion of the Fund's dividends.


Substantially all of the Fund's net realized long-term capital gains will be distributed at least annually. The Fund will generally have no tax liability with respect to such gains, and the dis-tributions will be taxable to shareholders who are not exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held the Fund's shares and whether such gains are received in cash or reinvested in additional shares.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of tax. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.



The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which the Fund may invest. The "How Objective Is Pursued" section of this Prospectus identifies the Fund's permissible investments, and the SAI contain more information concerning such investments.



ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.



Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the SAI.



Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Fund will limit its investments in bank obligations so they do not exceed 25% of the Fund's total assets at the time of purchase.



U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.



BORROWINGS: When the Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Fund may borrow money from banks for temporary purposes in amounts of up to one-third of its respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. The Fund is a party to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.



Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When the Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage described above.


Dollar roll transactions consist of the sale by the Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, the Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by the Fund in commercial paper will consist of issues rated in a manner consistent with the Fund's investment policies and objective. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: The Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of the Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of the Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. The Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject the Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.



Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: The Fund may attempt to reduce the overall level of investment risk of particular securities and attempt to protect the Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes the Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, the Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Fund will not hold more than 15% of the value of its net assets in securities that are illiquid or such lower percentage as may be required by the states in which the Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, the Fund may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, the Fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. The Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. The Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of the Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. The Fund will not sell interest rate caps or floors that it does not own.



MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


OTHER INVESTMENT COMPANIES: The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. The Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, the Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of the Fund may not exceed 30% of the value of its total assets.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Fund may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

Prospectus


                                  INVESTOR A SHARES
                                      APRIL 1, 1996



This Prospectus describes NATIONS VALUE FUND,
NATIONS EQUITY INCOME FUND, NATIONS BALANCED ASSETS
FUND, NATIONS CAPITAL GROWTH FUND, NATIONS EMERGING
GROWTH FUND AND NATIONS DISCIPLINED EQUITY FUND
(the "Funds") of the Nations Fund Family ("Nations
Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of the Funds -- Investor A Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc., each an open-end management investment company, is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust and
Nations Fund, Inc., each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc.
("NBAI") is the investment adviser to the Funds.
TradeStreet Investment Associates, Inc.
("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet.


SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.



GROWTH AND INCOME FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations Balanced Assets Fund
GROWTH FUNDS:
Nations Capital Growth Fund
Nations Emerging Growth
Fund

Nations Disciplined Equity
Fund




For purchase, redemption
and performance
information call:
1-800-321-7854
Nations Fund
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255

NATIONS
  FUND
(logo appears here)



NF-96134-496

                             Table  Of  Contents
About The Funds

                             Prospectus Summary                                3
                             Expenses Summary                                  5
                             Financial Highlights                              7
                             Objectives                                       12
                             How Objectives Are Pursued                       13
                             How Performance Is Shown                         19
                             How The Funds Are Managed                        20
                             Organization And History                         23


About Your Investment

                             How To Buy Shares                                25
                             Shareholder Servicing And Distribution Plans     27
                             How To Redeem Shares                             28
                             How To Exchange Shares                           29
                             How The Funds Value Their Shares                 30
                             How Dividends And Distributions Are Made;
                             Tax Information                                  31
                             Appendix A -- Portfolio Securities               32
                             Appendix B -- Description Of Ratings             39




                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS,
                             OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY
                             REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



        (Bullet) Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



        (Bullet) Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



        (Bullet) Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities and cash equivalents.



        (Bullet) Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation.


        (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.


        (Bullet) Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.


(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Funds declare and pay dividends from net investment income each calendar quarter. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR A SHARES

                                                           Nations            Nations            Nations            Nations
                                     Nations Value         Equity            Balanced            Capital           Emerging
                                         Fund            Income Fund        Assets Fund        Growth Fund        Growth Fund

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                           None               None               None               None               None
Maximum Deferred Sales Charge (as
  a percentage of the lower of
  the original purchase price or
  redemption proceeds)1                     None               None               None               None               None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)

Management Fees                              .75%               .70%               .75%               .75%               .75%
Rule 12b-1 Fees (including
  shareholder servicing fees)                .25%               .25%               .25%               .25%               .25%
Other Expenses (After Expense
  Reimbursements)                            .19%               .21%               .24%               .23%               .23%
Total Operating Expenses (After
  Expense Reimbursements)                   1.19%              1.16%              1.24%              1.23%              1.23%

                                        Nations
                                      Disciplined
                                      Equity Fund
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                           None
Maximum Deferred Sales Charge (as
  a percentage of the lower of
  the original purchase price or
  redemption proceeds)1                     None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Management Fees                              .75%
Rule 12b-1 Fees (including
  shareholder servicing fees)                .25%
Other Expenses (After Expense
  Reimbursements)                            .25%
Total Operating Expenses (After
  Expense Reimbursements)                   1.25%



1 Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor A Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                           Nations            Nations            Nations            Nations
                                        Nations            Equity            Balanced        Capital Growth     Emerging Growth
                                      Value Fund         Income Fund        Assets Fund           Fund               Fund

1 Year                                 $      12          $      12          $      13          $      13          $      13
3 Years                                $      38          $      37          $      39          $      39          $      39
5 Years                                $      65          $      64          $      68          $      68          $      68
10 Years                               $     144          $     141          $     150          $     149          $     149

                                        Nations
                                      Disciplined
                                      Equity Fund
1 Year                                 $      13
3 Years                                $      40
5 Years                                $      69
10 Years                               $     151



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares of the Funds will bear either directly or indirectly. The figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. Absent expense reimbursements, "Other Expenses" and "Total Operating Expenses" for Nations Equity Income Fund would have been .22% and 1.17%, respectively. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND

                                        YEAR              YEAR             YEAR             YEAR             YEAR
                                        ENDED            ENDED             ENDED            ENDED            ENDED
INVESTOR A SHARES                     11/30/95          11/30/94         11/30/93         11/30/92         11/30/91
Operating performance:
Net asset value, beginning of
  year                               $   12.98        $   13.72         $   12.45       $   11.16        $    9.71
Net investment income                     0.23             0.20              0.22            0.26             0.34
Net realized and unrealized
  gain/(loss) on investments              3.92            (0.20)             1.35            1.59             1.47
Net increase/(decrease) in net
  assets resulting from
  investment operations                   4.15             0.00              1.57            1.85             1.81
Distributions:
Dividends from net investment
  income                                 (0.25)           (0.20)            (0.21)          (0.27)           (0.36)
Distributions from net realized
  capital gains                          (0.67)           (0.54)            (0.09)          (0.29)              --
Total distributions                      (0.92)           (0.74)            (0.30)          (0.56)           (0.36)
Net asset value, end of year         $   16.21        $   12.98         $   13.72       $   12.45        $   11.16
Total return++                           34.22%           (0.17)%           12.80%          16.96%+++        18.79%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year (in
  000's)                             $  48,440        $  35,445         $  32,607       $  24,536        $  13,514
Ratio of operating expenses to
  average net assets                      1.19%            1.18%             1.21%           1.06%            0.53%
Ratio of net investment income to
  average net assets                      1.65%            1.60%             1.73%           2.15%            3.33%
Portfolio turnover rate                     63%              75%               64%             60%              51%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           1.19%            1.18%             1.22%           1.15%            0.99%
Net investment income per share
  without waivers and/or
  reimbursements                     $    0.23        $    0.21         $    0.22       $    0.25        $    0.30

                                        PERIOD
                                        ENDED
INVESTOR A SHARES                     11/30/90*
Operating performance:
Net asset value, beginning of
  year                              $   10.04
Net investment income                    0.35
Net realized and unrealized
  gain/(loss) on investments            (0.36)
Net increase/(decrease) in net
  assets resulting from
  investment operations                 (0.01)
Distributions:
Dividends from net investment
  income                                (0.32)
Distributions from net realized
  capital gains                            --
Total distributions                     (0.32)
Net asset value, end of year        $    9.71
Total return++                          (0.16)%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year (in
  000's)                            $   7,020
Ratio of operating expenses to
  average net assets                     0.21%+
Ratio of net investment income to
  average net assets                     4.19%+
Portfolio turnover rate                    24%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements          1.11%+
Net investment income per share
  without waivers and/or
  reimbursements                    $    0.26



 * Nations Value Fund Investor A Shares commenced operations on December 6,
   1989.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


+++ Unaudited.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND

                             SIX MONTHS
                                ENDED              YEAR              YEAR               YEAR               YEAR
                              11/30/95            ENDED              ENDED              ENDED             ENDED
INVESTOR A SHARES            (UNAUDITED)         05/31/95          05/31/94           05/31/93           05/31/92
Operating performance:
Net asset value,
  beginning of period        $   11.78         $   11.41           $   12.02          $   11.40        $   10.19
Net investment income             0.17              0.40                0.37               0.34             0.29
Net realized and
  unrealized gain on
  investments                     0.84              1.10                0.21               1.05             1.27
Net increase in net
  assets resulting from
  investment operations           1.01              1.50                0.58               1.39             1.56
Distributions:
Dividends from net
  investment income              (0.18)            (0.40)              (0.38)             (0.32)           (0.28)
Distributions from net
  realized capital gains            --             (0.73)              (0.81)             (0.45)           (0.07)
Total distributions              (0.18)            (1.13)              (1.19)             (0.77)           (0.35)
Net asset value, end of
  period                     $   12.61         $   11.78           $   11.41          $   12.02        $   11.40
Total return++                    8.69%            14.53%               4.74%             12.78%           15.59%+++
Ratios to average net
  assets/supplemental
  data:
Net assets, end of
  period (in 000's)          $  40,371         $  35,538           $  33,691          $  32,760        $   3,418
Ratio of operating
  expenses to average
  net assets                      1.16%+            1.17%               1.19%              1.17%            1.35%
Ratio of net investment
  income to average net
  assets                          2.90%+            3.50%               3.16%              3.12%            2.90%
Portfolio turnover rate             33%              158%                116%                55%              84%
Ratio of operating
  expenses to average
  net assets without
  waivers and/or
  reimbursements                  1.16%+            1.18%+              1.20%              1.29%            2.46%
Net investment income
  per share without
  waivers and/or
  reimbursements             $    0.16         $    0.40           $    0.37          $    0.33        $    0.18


                               PERIOD
                               ENDED
INVESTOR A SHARES            05/31/91*
Operating performance:
Net asset value,
  beginning of period       $   10.04
Net investment income            0.05
Net realized and
  unrealized gain on
  investments                    0.10
Net increase in net
  assets resulting from
  investment operations          0.15
Distributions:
Dividends from net
  investment income                --
Distributions from net
  realized capital gains           --
Total distributions              0.00
Net asset value, end of
  period                    $   10.19
Total return++                   1.49%+++
Ratios to average net
  assets/supplemental
  data:
Net assets, end of
  period (in 000's)         $     497
Ratio of operating
  expenses to average
  net assets                     1.37%+
Ratio of net investment
  income to average net
  assets                         3.40%+
Portfolio turnover rate             9%
Ratio of operating
  expenses to average
  net assets without
  waivers and/or
  reimbursements                15.09%+
Net investment income
  per share without
  waivers and/or
  reimbursements            $   (1.30)



 * Nations Equity Income Fund Investor A Shares commenced operations on April 16, 1991.


 + Annualized.


 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.


+++ Unaudited.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS BALANCED ASSETS FUND

                                                                    YEAR              YEAR              YEAR
                                                                   ENDED             ENDED              ENDED
INVESTOR A SHARES                                                 11/30/95          11/30/94          11/30/93
Operating performance:
Net asset value, beginning of year                               $   10.42        $   10.86           $   10.24
Net investment income                                                 0.34             0.22                0.29
Net realized and unrealized gain/(loss) on investments                2.23            (0.44)               0.62
Net increase/(decrease) in net assets resulting from
  investment operations                                               2.57            (0.22)               0.91
Distributions:
Dividends from net investment income                                 (0.31)           (0.22)              (0.29)
Distributions from net realized gains                                (0.02)              --                  --
Total distributions                                                  (0.33)           (0.22)              (0.29)
Net asset value, end of year                                     $   12.66        $   10.42           $   10.86
Total return++                                                       25.01%           (2.02)%              8.93%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                               $   5,276        $   4,881           $   5,191
Ratio of operating expenses to average net assets                     1.24%            1.23%               1.15%
Ratio of net investment income to average net assets                  3.00%            2.06%               2.57%
Portfolio turnover rate                                                174%             156%                 50%
Ratio of operating expenses to average net assets without
  waivers                                                             1.24%            1.24%               1.22%
Net investment income per share without waivers                  $    0.34        $    0.22           $    0.28

                                                                   PERIOD
                                                                   ENDED
INVESTOR A SHARES                                                11/30/92*
Operating performance:
Net asset value, beginning of year                              $   10.00
Net investment income                                                0.01
Net realized and unrealized gain/(loss) on investments               0.23#
Net increase/(decrease) in net assets resulting from
  investment operations                                              0.24
Distributions:
Dividends from net investment income                                   --
Distributions from net realized gains                                  --
Total distributions                                                    --
Net asset value, end of year                                    $   10.24
Total return++                                                       2.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                              $     547
Ratio of operating expenses to average net assets                    0.55%+
Ratio of net investment income to average net assets                 3.60%+
Portfolio turnover rate                                                79%
Ratio of operating expenses to average net assets without
  waivers                                                            1.30%+
Net investment income per share without waivers                 $    0.01



 * Nations Balanced Assets Fund Investor A Shares commenced operations on October 2, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND


                                                                   YEAR             YEAR             YEAR            PERIOD
                                                                   ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                                                11/30/95         11/30/94         11/30/93         11/30/92*
Operating performance:
Net asset value, beginning of year                              $   11.21        $   11.06         $   10.67      $   10.00
Net investment income/(loss)                                         0.06             0.07              0.07           0.01
Net realized and unrealized gain on investments                      3.28             0.14              0.41           0.66##
Net increase in net assets resulting from investment
  operations                                                         3.34             0.21              0.48           0.67
Distributions:
Dividends from net investment income                                (0.07)           (0.06)            (0.08)            --
Distributions from net realized gains                               (0.26)           (0.00)(a)         (0.01)            --
Total distributions                                                 (0.33)           (0.06)            (0.09)            --
Net asset value, end of year                                    $   14.22        $   11.21         $   11.06      $   10.67
Total return++                                                      30.70%            1.93%             4.56%          6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                              $  16,770        $  11,038         $  11,182      $   1,225
Ratio of operating expenses to average net assets                    1.23%            1.15%             1.05%          0.55%+
Ratio of net investment income/(loss) to average net assets          0.46%            0.60%             0.59%          1.08%+
Portfolio turnover rate                                                80%              56%               81%             7%
Ratio of operating expenses to average net assets without
  waivers                                                            1.23%            1.16%             1.14%          1.30%+
Net investment income/(loss) per share without waivers          $    0.06        $    0.07         $    0.06      $  0.00(a)



 * Nations Capital Growth Fund Investor A Shares commenced operations on October 2, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

 (a) Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND


                                                                                  YEAR               YEAR              PERIOD
                                                                                  ENDED              ENDED             ENDED
INVESTOR A SHARES                                                               11/30/95           11/30/94#         11/30/93*
Operating performance:
Net asset value, beginning of year                                             $   11.35           $   10.85        $    9.87
Net investment income/(loss)                                                       (0.01)              (0.06)           (0.03)
Net realized and unrealized gain on investments                                     3.23                0.70             1.02
Net increase in net assets resulting from investment operations                     3.22                0.64             0.99
Distributions:
Distributions from net realized gains                                              (0.40)              (0.14)           (0.01)
Total distributions                                                                (0.40)              (0.14)           (0.01)
Net asset value, end of year                                                   $   14.17           $   11.35        $   10.85
Total return++                                                                     29.65%               5.90%            9.99%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $   5,765           $   3,234        $   2,095
Ratio of operating expenses to average net assets                                   1.23%               1.26%            1.05%+
Ratio of net investment income/(loss) to average net assets                        (0.17)%             (0.54)%          (0.40)%+
Portfolio turnover rate                                                              139%                129%             159%
Ratio of operating expenses to average net assets without waivers                   1.23%               1.26%            1.26%+
Net investment income/(loss) per share without waivers                         $   (0.01)          $   (0.05)       $   (0.04)



 * Nations Emerging Growth Fund Investor A Shares commenced operations on December 10, 1992.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.



 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND


                                                                                 YEAR           PERIOD           PERIOD
                                                                                ENDED            ENDED            ENDED
INVESTOR A SHARES                                                              11/30/95        11/30/94*        04/29/94*
Operating performance:
Net asset value, beginning of year                                            $   13.06        $   13.30        $   14.94
Net investment income/(loss)                                                       0.09             0.00(a)         (0.04)
Net realized and unrealized gain/(loss) on investments                             3.96            (0.23)##          1.35
Net increase/(decrease) in net assets resulting from investment operations         4.05            (0.23)            1.31
Distributions:
Dividends from net investment income                                              (0.07)           (0.01)              --
Distributions from net realized gains                                                --               --            (2.95)
Return of capital                                                                    --            (0.00)(a)           --
Total distributions:                                                              (0.07)           (0.01)           (2.95)
Net asset value, end of year                                                  $   17.04        $   13.06        $   13.30
Total return++                                                                    31.05%           (1.71)%           8.31%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $   3,234        $     252        $     165
Ratio of operating expenses to average net assets                                  1.40%            1.23%+           1.30%+
Ratio of net investment income/(loss) to average net assets                        0.75%            0.02%+          (0.62)%+
Portfolio turnover rate                                                             124%             177%             475%
Ratio of operating expenses to average net assets without waivers                  1.40%            1.66%+           1.74%+
Net investment income/(loss) per share without waivers                        $    0.09        $   (0.07)       $   (0.07)



 * The period for Nations Disciplined Equity Investor A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class B Shares, which were reorganized into Investor A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class B Shares commenced operations on July 26, 1993.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.


 (a) Amount represents less than $0.01 per share.



   Objectives


GROWTH AND INCOME FUNDS:


NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



NATIONS EQUITY INCOME FUND: Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities and cash equivalents.

GROWTH FUNDS:


NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above-average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.



NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.



NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



   How Objectives Are Pursued


GROWTH AND INCOME FUNDS:


NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.


Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.


In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, the Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.

To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.


In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, the Adviser believes that common stocks typically offer the best opportunity for long-term capital appreciation. High quality companies with strong long term fundamentals and earnings growth potential, trading at reasonable market valuations, offer the best total return potential among common stocks.



The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with favorable industry positioning and strong management teams. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.


The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments, see "Appendix A."

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above-average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average earnings growth relative to the S&P 500 Index; (Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and
(Bullet) above-average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above-average market performance. Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above-average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for purchase by the Fund, the Adviser utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest up to 10% of its total assets in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.



GENERAL: Each Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ( the "CFTC") and options thereon for market exposure risk management. Nations Balanced Assets Fund also may engage in dollar roll transactions. Each Fund may lend its portfolio securities to qualified institutional investors. Each Fund also may invest in restricted, private placement and other illiquid securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies. Each Fund (except Nations Balanced Assets
Fund) may invest in real estate investment trust securities.



PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. For the Funds' portfolio turnover rate, see "Financial Highlights." If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher costs to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.


RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S.

Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.



"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.



Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolios and the Funds' operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.



In addition to Investor A Shares, the Funds offer Primary A, Primary B, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent.

   How The Funds Are Managed


The business and affairs of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of their Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; and 0.75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million.



For the services provided and the expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; and 0.20% of Nations Equity Income Fund's average daily net assets.



Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.

From time to time, NBAI (and/or TradeStreet) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Capital Growth
Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.70%; Nations Value Fund -- 0.75%; and Nations Balanced Assets
Fund -- 0.75%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.68% of the Nations Equity Income Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.05% of the Fund's average daily net assets.



Sharon M. Herrmann, CFA, is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been Portfolio Manager for Nations Value Fund since 1989. Previously she was Senior Vice President and Portfolio Manager for NationsBank. Ms. Herrmann has worked for NationsBank since 1981 where her responsibilities included fund management and portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Philip J. Sanders, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Sanders has worked in the investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Julie L. Hale is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for Nations Balanced Assets Fund since 1995. Previously she was Vice President and Senior Portfolio Manager for NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.



Edward E. (Jack) Smiley, Jr., CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund. Mr. Smiley has been Portfolio Manager for Nations Emerging Growth Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1968. His past experience includes management consulting and portfolio management for Interfirst Investment Management, Merrill Lynch and Dean Witter. Mr. Smiley received a B.B.A. in Management from Southern Methodist University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the Dallas Association of Investment Analysts.



Jeffery C. Moser, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Disciplined Equity Fund. Mr. Moser has been Portfolio Manager for Nations Disciplined Equity Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank.

Mr. Moser has worked for NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Eric S. Williams, CFA, is a Senior Product Manager, Equity Management for TradeStreet and is Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been Portfolio Manager for Nations Equity Income Fund since 1991. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank, that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995 Nations Fund Trust paid its administrators fees at the rate of 0.10% of the average daily net assets of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund. For the fiscal year ended

May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of Nations Equity Income Fund's average daily net assets.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares of the Funds. See "Shareholder Servicing And Distribution Plans."



NationsBank of Texas, N.A. ("NationsBank of Texas" or the "Custodian") serves as custodian for the assets of each Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly
(i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it serves as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; cost of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings, other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor A Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and Nations Fund, Inc. or in such other manner as the relevant Board of Trustees or Board of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor A Shares of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of Nations Equity Income Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares.

Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.


About Your Investment

   How To Buy Shares


Stephens has established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").


Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI, (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI, to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.

There is a minimum initial investment of $1,000, except that the minimum initial investment is:


(Bullet) $500 for IRA investors;


(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Account ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor A Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

With respect to Investor A Shares, the Servicing Agents have entered into Servicing Agreements with Nations Fund under which they will provide various shareholder services to their customers ("Customers") who own Investor A Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor A Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor A Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.


TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And
   Distribution Plans

The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Funds to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Aggregate payments under the Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Funds.

The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAIs for more details on the Investor A Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor A Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor A Shares, as described below, there is no redemption charge.

Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that were purchased prior to January 1, 1996 in amounts of $1 million or more or through the Nations Fund Personal Investment Planner will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.

Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor A Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

The CDSC will be waived on redemptions of Investor A Shares (i) following the death or disa-bility (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to
Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor A shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.



Within 120 days after a redemption of Investor A Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor A Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Fund at any time.

   How To Exchange Shares


The exchange feature enables a shareholder of Investor A Shares of a fund of Nations Fund to acquire shares of the same class that are offered by any other fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



If Investor A Shares of the Funds purchased prior to January 1, 1996 are exchanged for shares of the same class of another fund, any CDSC applicable to the original shares purchased will be applied upon the redemption of the acquired shares. The holding period of such

Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of a Fund.



AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent.


GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchange through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: The Funds distribute any net investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Investor A Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Fund of liability for Federal income tax on amounts distributed in accordance with the Code.



Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.)



Corporate investors in the Funds may be entitled to the dividends-received deduction on all or a portion of such Funds' dividends to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.



Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.


ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.



Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.



Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign juris-diction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and govern-ment-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: To the extent provided under "How Objectives Are Pursued" the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhib-its adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated

     "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA:


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



     A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR A SHARES
                                      APRIL 1, 1996



This Prospectus describes NATIONS SHORT-TERM INCOME
FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND,
NATIONS GOVERNMENT SECURITIES FUND, NATIONS
STRATEGIC FIXED INCOME FUND AND NATIONS DIVERSIFIED
INCOME FUND (the "Funds") of the Nations Fund
Family ("Nations Fund" or "Nations Fund Family").
This Prospectus describes one class of shares of the Funds -- Investor A Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc., each an open-end management investment company, is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust and
Nations Fund, Inc., each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc.
("NBAI") is the investment adviser to the Funds.
TradeStreet Investment Associates, Inc.
("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.


SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

NF-96135-496

                                                     Nations Short-Term Income
                                                     Fund
                                                     Nations Short-Intermediate
                                                     Government Fund
                                                     Nations Government
                                                     Securities Fund
                                                     Nations Strategic Fixed
                                                     Income Fund

                                                     Nations Diversified Income
                                                     Fund


                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854

                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     (NATIONS FUND
                                                     logo appears here)

NF-96135-496

                             Table  Of  Contents


 About The                   Prospectus Summary                                3
 Funds                       Expenses Summary                                  5
                             Financial Highlights                              6
                             Objectives                                       11
                             How Objectives Are Pursued                       12
                             How Performance Is Shown                         17
                             How The Funds Are Managed                        18
                             Organization And History                         21





About Your                   How To Buy Shares                                23
Investment                   Shareholder Servicing And Distribution Plans     25
                             How To Redeem Shares                             26
                             How To Exchange Shares                           28
                             How The Funds Value Their Shares                 29
                             How Dividends And Distributions Are Made;
                             Tax Information                                  29
                             Appendix A -- Portfolio Securities               31
                             Appendix B -- Description Of Ratings             41




                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE
                             FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds



   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



         (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations.



         (Bullet) Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



         (Bullet) Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds.



         (Bullet) Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.


         (Bullet) Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities.




(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor A Shares of the indicated Fund over specified periods.

INVESTOR A SHARES

                                                                     Nations Short-         Nations
                                                  Nations Short-      Intermediate        Government      Nations Strategic
SHAREHOLDER TRANSACTION EXPENSES                 Term Income Fund    Government Fund    Securities Fund   Fixed Income Fund

Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                           None               None               None               None
Maximum Deferred Sales Charge (as a percentage
  of the lower of the original purchase price
  or redemption proceeds)1                                None               None               None               None

                                                      Nations
                                                    Diversified
SHAREHOLDER TRANSACTION EXPENSES                    Income Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                           None
Maximum Deferred Sales Charge (as a percentage
  of the lower of the original purchase price
  or redemption proceeds)1                                None


ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average
  net assets)

Management Fees (After Fee Waivers)                        .30%               .40%               .50%               .50%
Rule 12b-1 Fees (including shareholder
  servicing fees) (After Fee Waivers)                      .20%2              .20%               .25%               .20%
Other Expenses (After Expense Reimbursements)              .26%               .20%               .30%               .21%
Total Operating Expenses (After Fee Waivers and
  Expense Reimbursements)                                  .76%               .80%              1.05%               .91%

Management Fees (After Fee Waivers)                        .50%
Rule 12b-1 Fees (including shareholder
  servicing fees) (After Fee Waivers)                      .25%
Other Expenses (After Expense Reimbursements)              .30%
Total Operating Expenses (After Fee Waivers and
  Expense Reimbursements)                                 1.05%



1 Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."


2 Shareholder servicing fees for Nations Short-Term Income Fund are paid pursuant to a separate Shareholder Servicing Plan. See "Shareholder Servicing And Distribution Plans."


EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                        Nations Short-          Nations
                                                 Nations Short-Term      Intermediate         Government      Nations Strategic
                                                     Income Fund        Government Fund     Securities Fund   Fixed Income Fund

1 Year                                                $       8            $       8           $      11          $       9
3 Years                                               $      24            $      26           $      33          $      29
5 Years                                               $      42            $      44           $      58          $      50
10 Years                                              $      94            $      99           $     128          $     112

                                                      Nations
                                                    Diversified
                                                    Income Fund
1 Year                                               $      11
3 Years                                              $      33
5 Years                                              $      58
10 Years                                             $     128


The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares of the Funds will bear either directly or indirectly. Certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fees waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."



Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would have been as follows: Nations Short-Term Income Fund -- .60%, .25% and 1.11%, respectively; Nations Short-Intermediate Government Fund -- .60%, .25% and 1.05%, respectively; and Nations Strategic Fixed Income Fund -- .60%, .25% and 1.06%; respectively. Absent fee waivers and expense reimbursements, "Management Fees," "Other Expenses" and "Total Operations expenses" would have been as follows: Nations Government Securities Fund -- .64%, .31% and 1.20%, respectively; and Nations Diversified Income Fund -- .60%, .33% and 1.18%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND

                                                                      YEAR             YEAR             YEAR
                                                                      ENDED            ENDED            ENDED
INVESTOR A SHARES                                                   11/30/95#        11/30/94#        11/30/93
Operating performance:
Net asset value, beginning of year                                  $    9.48        $   10.01        $    9.75
Net investment income                                                    0.59             0.48             0.51
Net realized and unrealized gain/(loss) on investments                   0.36            (0.51)            0.26
Net increase/(decrease) in net assets resulting from investment
  operations                                                             0.95            (0.03)            0.77
Distributions:
Dividends from net investment income                                    (0.59)           (0.46)           (0.51)
Distributions in excess of net investment income                           --            (0.02)              --
Distributions from capital                                                 --            (0.02)              --
Total distributions                                                     (0.59)           (0.50)           (0.51)
Net asset value, end of year                                        $    9.84        $    9.48        $   10.01
Total return++                                                          10.29%           (0.33)%           8.03%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                  $   2,969        $   2,490        $  11,205
Ratio of operating expenses to average net assets                        0.76%            0.71%            0.57%
Ratio of net investment income to average net assets                     6.12%            5.02%            5.07%
Portfolio turnover rate                                                   224%             293%             121%
Ratio of operating expenses to average net assets without
  waivers
  and/or reimbursements                                                  1.06%            1.03%            0.99%
Net investment income per share without waivers
  and/or reimbursements                                             $    0.56        $    0.45        $    0.48

                                                                      PERIOD
                                                                       ENDED
INVESTOR A SHARES                                                    11/30/92*
Operating performance:
Net asset value, beginning of year                                 $   10.00
Net investment income                                                   0.08
Net realized and unrealized gain/(loss) on investments                 (0.26)
Net increase/(decrease) in net assets resulting from investment
  operations                                                           (0.18)
Distributions:
Dividends from net investment income                                   (0.07)
Distributions in excess of net investment income                          --
Distributions from capital                                                --
Total distributions                                                    (0.07)
Net asset value, end of year                                       $    9.75
Total return++                                                         (1.81)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                 $     254
Ratio of operating expenses to average net assets                       0.45%+
Ratio of net investment income to average net assets                    5.39%+
Portfolio turnover rate                                                   45%
Ratio of operating expenses to average net assets without
  waivers
  and/or reimbursements                                                 1.05%+
Net investment income per share without waivers
  and/or reimbursements                                            $    0.07



 * Nations Short-Term Income Fund Investor A Shares commenced operations on October 2, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                      YEAR             YEAR             YEAR            YEAR            PERIOD
                                                      ENDED            ENDED           ENDED            ENDED            ENDED
INVESTOR A SHARES                                   11/30/95#        11/30/94         11/30/93        11/30/92         11/30/91*

Operating performance:
Net asset value, beginning of year                 $    3.93        $    4.28        $    4.16      $    4.17        $    4.00##
Net investment income                                   0.23             0.22             0.22           0.27             0.10
Net realized and unrealized gain/(loss) on
  investments                                           0.21            (0.33)            0.14          (0.01)            0.17
Net increase/(decrease) in net assets resulting
  from investment operations                            0.44            (0.11)            0.36           0.26             0.27
Distributions:
Dividends from net investment income                   (0.23)           (0.22)           (0.22)         (0.27)           (0.10)
Distributions in excess of net investment
  income                                               (0.00)(a)        (0.00)(a)           --             --               --
Distributions from net realized capital gains             --            (0.02)           (0.02)            --               --
Total distributions                                    (0.23)           (0.24)           (0.24)         (0.27)           (0.10)
Net asset value, end of year                       $    4.14        $    3.93        $    4.28      $    4.16        $    4.17
Total return++                                         11.48%           (2.41)%           8.85%          6.61%+++         6.81%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                 $  64,848        $  77,128        $ 173,449      $ 188,624        $  53,874
Ratio of operating expenses to average net
  assets                                                0.80%            0.77%            0.70%          0.48%            0.08%+
Ratio of net investment income to average net
  assets                                                5.68%            5.58%            5.25%          6.34%            7.21%+
Portfolio turnover rate                                  328%             133%              92%            25%              11%
Ratio of operating expenses to average net
  assets without waivers and/or reimbursements          1.00%            0.98%            0.94%          0.88%            0.82%+
Net investment income per share without waivers
  and/or reimbursements                            $    0.22        $    0.21        $    0.21      $    0.25        $    0.00(a)



  * Nations Short-Intermediate Government Fund Investor A Shares commenced operations on August 5, 1991.


  + Annualized.


 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.


 +++ Unaudited.


 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.


## The Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).


(a) Amount represents less than $0.01.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND

                             SIX MONTHS
                                ENDED              YEAR               YEAR               YEAR               YEAR
                              11/30/95             ENDED              ENDED              ENDED              ENDED
INVESTOR A SHARES            (UNAUDITED)         05/31/95#          05/31/94           05/31/93#          05/31/92

Operating performance:
Net asset value,
  beginning of period        $    9.86          $    9.80          $   10.46         $   10.36          $   10.05
Net investment income             0.31               0.61               0.62              0.66               0.71
Net realized and
  unrealized gain/(loss)
  on investments                  0.10               0.06              (0.61)             0.16               0.38
Net increase/
  (decrease)in net
  assets resulting from
  investment operations           0.41               0.67               0.01              0.82               1.09
Distributions:
Dividends from net
  investment income              (0.31)             (0.57)             (0.56)            (0.68)             (0.75)
Dividends in excess of
  net investment income             --                 --              (0.02)               --                 --
Distributions from net
  realized capital gains            --                 --              (0.05)            (0.04)             (0.03)
Distributions from
  capital                           --              (0.04)             (0.04)               --                 --
Total distributions              (0.31)             (0.61)             (0.67)            (0.72)             (0.78)
Net asset value, end of
  period                     $    9.96          $    9.86          $    9.80         $   10.46          $   10.36
Total return++                    4.19%              7.29%             (0.11)%            8.18%             11.18%+++
Ratios to average net
  assets/
  supplemental data:
Net assets, end of
  period (000's)             $  10,291          $  10,928          $  14,044         $  15,354          $   3,326
Ratio of operating
  expenses to average
  net assets                      1.05%+             1.01%              0.90%             1.00%              1.31%
Ratio of net investment
  income to average net
  assets                          6.20%+             6.44%              5.91%             6.52%              6.90%
Portfolio turnover rate             25%               413%                56%              103%               130%
Ratio of operating
  expenses to average
  net assets without
  waivers and/or
  reimbursements                  1.19%+             1.19%              1.11%             1.15%              1.97%
Net investment income
  per share without
  waivers and/or
  reimbursements             $    0.30          $    0.59          $    0.59         $    0.55          $    0.07


                               PERIOD
                                ENDED
INVESTOR A SHARES             05/31/91*
Operating performance:
Net asset value,
  beginning of period       $   10.01
Net investment income            0.09
Net realized and
  unrealized gain/(loss)
  on investments                 0.02
Net increase/
  (decrease)in net
  assets resulting from
  investment operations          0.11
Distributions:
Dividends from net
  investment income             (0.07)
Dividends in excess of
  net investment income            --
Distributions from net
  realized capital gains           --
Distributions from
  capital                          --
Total distributions             (0.07)
Net asset value, end of
  period                    $   10.05
Total return++                   1.07%+++
Ratios to average net
  assets/
  supplemental data:
Net assets, end of
  period (000's)            $     661
Ratio of operating
  expenses to average
  net assets                     1.35%+
Ratio of net investment
  income to average net
  assets                         7.22%+
Portfolio turnover rate             5%
Ratio of operating
  expenses to average
  net assets without
  waivers and/or
  reimbursements                 1.94%+++
Net investment income
  per share without
  waivers and/or
  reimbursements            $    0.08+++



 * Nations Government Securities Fund Investor A Shares commenced operations on April 17, 1991.


 + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

+++ Unaudited.

 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not acccord with the results of operations.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                                                    YEAR               YEAR               YEAR
                                                                    ENDED              ENDED              ENDED
INVESTOR A SHARES                                                 11/30/95           11/30/94           11/30/93
Operating performance:
Net asset value, beginning of year                                $    9.32          $   10.55          $    9.94
Net investment income                                                  0.57               0.51               0.54
Net realized and unrealized gain/(loss) on investments                 0.90              (0.89)              0.62
Net increase/(decrease) in net assets resulting from
  investment operations                                                1.47              (0.38)              1.16
Distributions:
Dividends from net investment income                                  (0.57)             (0.49)             (0.54)
Distributions in excess of net investment income                         --              (0.02)                --
Distributions from net realized capital gains                            --              (0.34)             (0.01)
Total distributions                                                   (0.57)             (0.85)             (0.55)
Net asset value, end of year                                      $   10.22          $    9.32          $   10.55
Total return++                                                        16.22%             (3.76)%            11.88%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                $   6,662          $     967          $   1,138
Ratio of operating expenses to average net assets                      0.91%              0.86%              0.76%
Ratio of net investment income to average net assets                   5.85%              5.25%              5.25%
Portfolio turnover rate                                                 228%               307%               161%
Ratio of operating expenses to average net assets without
  waivers
  and/or reimbursements                                                1.01%              0.94%              0.92%
Net investment income per share without waivers and/or
  reimbursements                                                  $    0.56          $    0.50          $    0.53

                                                                   PERIOD
                                                                   ENDED
INVESTOR A SHARES                                                11/30/92*
Operating performance:
Net asset value, beginning of year                             $    9.99
Net investment income                                               0.01
Net realized and unrealized gain/(loss) on investments             (0.06)
Net increase/(decrease) in net assets resulting from
  investment operations                                            (0.05)
Distributions:
Dividends from net investment income                                  --
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                   --
Net asset value, end of year                                   $    9.94
Total return++                                                     (0.49)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                             $     113
Ratio of operating expenses to average net assets                   0.40%+
Ratio of net investment income to average net assets                6.00%+
Portfolio turnover rate                                               12%
Ratio of operating expenses to average net assets without
  waivers
  and/or reimbursements                                             1.00%+
Net investment income per share without waivers and/or
  reimbursements                                               $    0.01



 * Nations Strategic Fixed Income Fund Investor A Shares commenced operations on November 19, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND


                                                                   YEAR              YEAR             YEAR             PERIOD
                                                                   ENDED            ENDED             ENDED             ENDED
INVESTOR A SHARES                                                11/30/95         11/30/94#         11/30/93#         11/30/92*
Operating performance:
Net asset value, beginning of year                              $    9.67       $   10.88           $    9.96       $   10.02
Net investment income                                                0.71            0.72                0.76            0.01
Net realized and unrealized gain/(loss) on investments               1.15           (1.06)               0.92           (0.06)
Net increase/(decrease) in net assets resulting from
  investment operations                                              1.86           (0.34)               1.68           (0.05)
Distributions:
Dividends from net investment income                                (0.71)          (0.72)              (0.76)          (0.01)
Distributions in excess of net investment income                       --           (0.00)(a)              --              --
Distributions from net realized capital gains                          --           (0.15)                 --              --
Total distributions                                                 (0.71)          (0.87)              (0.76)          (0.01)
Net asset value, end of year                                    $   10.82       $    9.67           $   10.88       $    9.96
Total return++                                                      19.82%          (3.26)%             17.32%          (0.49)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                              $  13,150       $  10,819           $  13,291       $      18
Ratio of operating expenses to average net assets                    1.05%           0.96%               0.70%           0.40%+
Ratio of net investment income to average net assets                 6.78%           7.09%               6.87%           7.61%+
Portfolio turnover rate                                                96%            144%                 86%             46%
Ratio of operating expenses to average net assets without
  waivers
  and/or reimbursements                                              1.18%           1.17%               1.10%           1.00%+
Net investment income per share without waivers                 $    0.70       $    0.70           $    0.70       $    0.01



 * Nations Diversified Income Fund Investor A Shares commenced operations on November 25, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.


(a)  Amount represents less than $0.01 per share.


   Objectives


NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will not exceed three years. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate- and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be between two and seven years.

NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than four years.



NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be 10 years or less.



NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than seven years.



   How Objectives Are Pursued



NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, Nations Short-Term Income Fund may invest in a broad range of debt obligations such as corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the following six nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited or its affiliate, IBCA Inc. (collectively, "IBCA") or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix
A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund may also invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Some U.S. Government Obligations are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through GNMA certificates. Some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of FNMA. U.S. Government Obligations also include U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.")


The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic conditions warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.



NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix
A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six

NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. For a more detailed description of the investment practices of this Fund, see "Appendix A"


Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, existing circumstances warrant.



NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend-paying preferred and common stock.


Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed-and-variable rate bonds; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.


Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."


Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.


GENERAL: Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations

Strategic Fixed Income Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each of those Funds may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of those Funds may engage in reverse repurchase agreements and dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.



PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."


RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund may not:


Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time a Fund may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares may be calculated on an average annual total return basis or an aggregate total return basis. The "total return" of a class of shares refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.



"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor A Shares, the Funds offer Primary A, Primary B, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servic-ing agent directly to its customers' accounts in connection with investments in a Fund will not be included in calculations of yield and total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent.


   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. The SAI for Nations Fund Trust contains the names of and general background information concerning the Trustees of Nations Fund Trust. The SAI for Nations Fund, Inc. contains the names of and general background information concerning the Directors of Nations Fund, Inc.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides investment management services to individuals, corporations, and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with the Funds' investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in a Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to an Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, and Nations Short-Intermediate Government Fund; and 0.65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million.

For the services provided and the expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.15% of Nations Short-Term Income Fund's, Nations Short-Intermediate Government Fund's, Nations Government Securities Fund's, Nations Strategic Fixed Income Fund's and Nations Diversified Income Fund's average daily net assets.



From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank, under a prior Advisory Agreement, advisory fees at the indicated rates of the Funds' average daily net assets: Nations Short-Term Income
Fund -- 0.30%; Nations Diversified Income Fund -- 0.50%; Nations Strategic Fixed Income Fund -- 0.50%; Nations Short-Intermediate Government Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank, under a prior Advisory Agreement, fees at the rate of 0.46% of Nations Government Securities Fund's average daily net assets.



David M. Hetherington, CFA, is a Director of TradeStreet and Managing Director of Fixed Income Management. Mr. Hetherington is responsible for overseeing all fixed income product management and is Senior Portfolio Manager for Nations Short-Term Income Fund. Mr. Hetherington has been Portfolio Manager for Nations Short-Term Income Fund since 1995. Previously he was Senior Vice President and Director of Fixed Income for NationsBank. Mr. Hetherington has worked in the investment community since 1975. His past experience includes working as a portfolio manager, a trust investment officer and a securities analyst for First Citizens Bank and Deposit Guarantee as well as working as an Economist for the U.S. Department of Labor in the Bureau of Labor Statistics. Mr. Hetherington received a B.A. in Economics from Duke University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research.



Mark S. Ahnrud, CFA, is a Director of Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been Portfolio Manager for Nations Diversified Income Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Ahnrud has worked for NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company, Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.



John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund and Nations Government Securities Fund. Mr. Swaim has been Portfolio Manager for the Funds since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.

Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to the Funds' shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreements. Under the terms of the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds, including performing the calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements, maintaining the portfolio records and certain general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the indicated rates of the Fund's average daily net assets: Nations Short-Term Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund -- 0.10%; Nations Diversified Income Fund -- 0.07%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations Government Securities Fund's average daily net assets.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor A Shares. See "Shareholder Servicing And Distribution Plans."

NationsBank of Texas, N.A., ("NationsBank of Texas" or the "Custodian"), serves as the Funds' custodian. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Its address is 160 Federal Street, Boston, Massachuetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. Each Fund's expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor A Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust or Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Investor A, Investor C, Investor N, Primary A and Primary B Shares. This Prospectus relates only to the Investor A Shares of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the 1940 Act requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's related SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of Nations Government Securities Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations

Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.


About Your Investment

   How To Buy Shares


Stephens has established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").


Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.

There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 IRA investors;


(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor A Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

With respect to Investor A Shares, the Servicing Agents have entered into Servicing Agreements with Nations Fund under which they will provide various shareholder services to their customers ("Customers") who own Investor A Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor A Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor A Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.


TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And Distribution
   Plans

The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits each Fund to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Nations Short-Term Income Fund, however, may not pay for shareholder servicing activities under the Investor A Plan. Aggregate payments under the Funds' Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by each Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Fund.

The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.

Stephens may, from time to time, at its expense or as an expense for which if may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the relevant SAI for more details on the Investor A Plan.

In addition, the Trustees have approved a Shareholder Servicing Plan ("Servicing Plan") for the Investor A Shares of Nations Short-Term Income Fund. The Servicing Plan permits Nations Short-Term Income Fund to compensate Servicing Agents for services provided to their Customers that own Investor A Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by Nations Short-Term Income Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Fund's Investor A Shares. The fees payable to Servicing Agents under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include, but are not limited to, those discussed above with respect to the Investor A Plan.


Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the relevant SAI for more details on the Servicing Plan.


Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor A Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that were purchased prior to January 1, 1996 in amounts of $1 million or more or through the Nations Fund Personal Investment Planner will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.


Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor A Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor A Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified retirement plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor A Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.



Within 120 days after a redemption of Investor A Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor A Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer or to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling or Servicing Agent or by Nations Fund at any time.

   How To Exchange Shares


The exchange feature enables a shareholder of Investor A Shares of a fund of Nations Fund to acquire shares of the same class that are offered by any other fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



If Investor A Shares of the Funds purchased prior to January 1, 1996 are exchanged for shares of the same class of another fund, any CDSC applicable to the original shares purchased will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of a Fund.



Investor A Shares of Nations Short-Term Income Fund acquired directly or indirectly through an exchange from Investor N Shares of another non-money market fund may be re-exchanged only for Investor N Shares of another non-money market fund, Investor C Shares of a Nations Fund money market fund or Investor A Shares of Nations Short-Term Municipal Income Fund. Such shares (and any Investor A or Investor C Shares acquired through the exchange of such shares) will remain subject to the CDSC schedule applicable to the Investor N Shares originally purchased. The holding period (for the purpose of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor A Shares of Nations Short-Term Municipal Income Fund or Nations Short-Term Income Fund or Investor C Shares of a Nations Fund money market fund. The CDSC that is ultimately charged upon redemption is based upon the total period of time the shareholder holds Investor N Shares of any fund that charges a CDSC.



AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor contact his/her Selling Agent.


GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment require-ment and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchanges through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling or Servicing Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling or Servicing Agent through which the original shares were purchased. An investor should consult his/her Selling or Servicing Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Certain Selling and Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.



The Funds intend to distribute substantially all of their investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.) Corporate investors may be entitled to the dividends-received deduction on a portion of the dividends from those Funds investing in the stock of domestic corporations.



Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.



ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.



MORTGAGE-BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.


Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.


Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.


Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.



A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.


The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage-backed securities, see the related SAI.



NON-MORTGAGE ASSET-BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.



The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.



The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risk, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.


Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into forward contracts with terms of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.



FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect such Funds against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund antic-ipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.



The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other govern-mental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings


The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.
     BB,B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in eco-nomic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR A SHARES
                                      APRIL 1, 1996



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively the "Tax-Exempt Funds") of Nations
Fund Trust, an open-end management investment company which is part of the Nations Fund Family
("Nations Fund" or "Nations Fund Family"). This
Prospectus describes one class of shares of the Tax-Exempt Funds -- Investor A Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust, is contained in a separate Statement of Additional
Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAI bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.


SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.
NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.


TAX-EXEMPT FUNDS
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund
Nations Florida Intermediate
  Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate
  Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
  Municipal Bond Fund
Nations Maryland Municipal
  Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund
Nations South Carolina Municipal Bond Fund
Nations Tennessee Intermediate Municipal Bond Fund
Nations Tennessee Municipal
  Bond Fund
Nations Texas Intermediate
  Municipal Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate
  Municipal Bond Fund
Nations Virginia Municipal
  Bond Fund


                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854
                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     NATIONS
                                                        FUND


NF-96137-496

                             Table  Of  Contents

                             About The Funds


                             Prospectus Summary                                3
                             Expenses Summary                                  5
                             Financial Highlights                             10
                             Objectives                                       28
                             How Objectives Are Pursued                       30
                             How Performance Is Shown                         33
                             How The Funds Are Managed                        34
                             Organization And History                         38


                             About Your Investment


                             How To Buy Shares                                39
                             Shareholder Servicing And Distribution Plans     40
                             How To Redeem Shares                             41
                             How To Exchange Shares                           43
                             How The Funds Value Their Shares                 44
                             How Dividends And Distributions Are Made;
                             Tax Information                                  45
                             Appendix A -- Portfolio Securities               46
                             Appendix B -- Description Of Ratings             53


                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS,
                             OR IN THE FUNDS' SAI INCORPORATED HEREIN BY
                             REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


   Prospectus Summary



(Bullet) TYPE OF COMPANY: Open-end management investment company.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         $100 minimum subsequent investment (except for investments pursuant to the Systematic Investment Plan). See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



  (BULLET) Nations Municipal Income Fund's investment objective is to seek a high level of current interest income that is exempt from Federal income taxes. Such Fund invests primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax.



  (Bullet) Nations Short-Term Municipal Income Fund's investment objective is to seek a high level of current interest income that is exempt from Federal income taxes. Such Fund invests primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax.



  (Bullet) Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.



  (Bullet) Nations Florida Intermediate Municipal Bond Fund's and Nations
           Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income and the Florida state intangibles tax, consistent with relative stability of principal.



  (Bullet) Nations Georgia Intermediate Municipal Bond Fund's and Nations
           Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal.



  (Bullet) Nations Maryland Intermediate Municipal Bond Fund's and Nations
           Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal.



  (Bullet) Nations North Carolina Intermediate Municipal Bond Fund's and Nations
           North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes, consistent with the relative stability of principal.



  (Bullet) Nations South Carolina Intermediate Municipal Bond Fund's and Nations
           South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal.



  (Bullet) Nations Tennessee Intermediate Municipal Bond Fund's and Nations
           Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal.



  (Bullet) Nations Texas Intermediate Municipal Bond Fund's and Nations Texas
           Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income tax, consistent with the relative stability of principal.



  (Bullet) Nations Virginia Intermediate Municipal Bond Fund's and Nations
           Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. Since the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invest primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting such states or their subdivisions. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary

Expenses are one of several factors to consider when investing in a Fund. The following tables summarize shareholder transaction and operating expenses for the Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor A Shares of a Fund over specified periods.

INVESTOR A SHARES

                            Nations          Nations                       Nations Florida                   Nations Georgia
SHAREHOLDER               Short-Term      Intermediate        Nations       Intermediate    Nations Florida   Intermediate
TRANSACTION                Municipal     Municipal Bond      Municipal     Municipal Bond   Municipal Bond   Municipal Bond
EXPENSES                  Income Fund         Fund          Income Fund         Fund             Fund             Fund
Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price)               None             None             None             None             None             None
Maximum Deferred Sales
  Charge (as a
  percentage of the
  lower of the
  original purchase
  price or redemption
  proceeds)1                    None             None             None             None             None             None
ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of
average net assets)
Management Fees (After
  Fee Waivers)                  .30%             .30%             .40%             .30%             .40%             .30%
Rule 12b-1 Fees
  (including
  shareholder
  servicing fees)
  (After Fee Waivers)           .20%2            .20%             .20%             .20%             .20%             .20%
Other Expenses (After
  Expense
  Reimbursements)               .15%             .15%             .20%             .25%             .20%             .25%
Total Operating
  Expenses (After Fee
  Waivers and Expense
  Reimbursements)               .65%             .65%             .80%             .75%             .80%             .75%


SHAREHOLDER             Nations Georgia
TRANSACTION             Municipal Bond
EXPENSES                     Fund
Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price)               None
Maximum Deferred Sales
  Charge (as a
  percentage of the
  lower of the
  original purchase
  price or redemption
  proceeds)1                    None
ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of
average net assets)
Management Fees (After
  Fee Waivers)                  .40%
Rule 12b-1 Fees
  (including
  shareholder
  servicing fees)
  (After Fee Waivers)           .20%
Other Expenses (After
  Expense
  Reimbursements)               .20%
Total Operating
  Expenses (After Fee
  Waivers and Expense
  Reimbursements)               .80%



1 Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."


2 Shareholder servicing fees for Nations Short-Term Municipal Income Fund are paid pursuant to a separate Shareholder Servicing Plan. See "Shareholder Servicing And Distribution Plans."

INVESTOR A SHARES

                                       Nations                           Nations                           Nations
                                      Maryland          Nations      North Carolina       Nations      South Carolina
                                    Intermediate       Maryland       Intermediate    North Carolina    Intermediate
SHAREHOLDER TRANSACTION            Municipal Bond   Municipal Bond   Municipal Bond   Municipal Bond   Municipal Bond
EXPENSES                                Fund             Fund             Fund             Fund             Fund
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                          None             None             None             None             None
Maximum Deferred Sales Charge (as
  a percentage of the lower of
  the original purchase price or
  redemption proceeds)1                    None             None             None             None             None
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee
  Waivers)                                 .30%             .40%             .30%             .40%             .30%
Rule 12b-1 Fees (including
  shareholder servicing fees)
  (After Fee Waivers)                      .20%             .20%             .20%             .20%             .20%
Other Expenses (After Expense
  Reimbursement)                           .25%             .20%             .20%             .20%             .27%
Total Operating Expenses (After
  Fee Waivers and Expense
  Reimbursements)                          .75%             .80%             .70%             .80%             .77%


                                       Nations
                                   South Carolina
SHAREHOLDER TRANSACTION            Municipal Bond
EXPENSES                                Fund
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                          None
Maximum Deferred Sales Charge (as
  a percentage of the lower of
  the original purchase price or
  redemption proceeds)1                    None
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee
  Waivers)                                 .40%
Rule 12b-1 Fees (including
  shareholder servicing fees)
  (After Fee Waivers)                      .20%
Other Expenses (After Expense
  Reimbursement)                           .20%
Total Operating Expenses (After
  Fee Waivers and Expense
  Reimbursements)                          .80%

                                       Nations                           Nations                           Nations
                                      Tennessee         Nations           Texas                           Virginia
                                    Intermediate       Tennessee      Intermediate        Nations       Intermediate
SHAREHOLDER TRANSACTION            Municipal Bond   Municipal Bond   Municipal Bond   Texas Municipal  Municipal Bond
EXPENSES                                Fund             Fund             Fund           Bond Fund          Fund
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                          None             None             None             None             None
Maximum Deferred Sales Charge (as
  a percentage of the lower of
  the original purchase price or
  redemption proceeds)1                    None             None             None             None             None
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee
  Waivers)                                 .30%             .40%             .30%             .40%             .30%
Rule 12b-1 Fees (including
  shareholder servicing fees)
  (After Fee Waivers)                      .20%             .20%             .20%             .20%             .20%
Other Expenses                             .27%             .20%             .27%             .20%             .26%
Total Operating Expenses (After
  Fee Waivers)                             .77%             .80%             .77%             .80%             .76%


                                       Nations
                                      Virginia
SHAREHOLDER TRANSACTION            Municipal Bond
EXPENSES                                Fund
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                          None
Maximum Deferred Sales Charge (as
  a percentage of the lower of
  the original purchase price or
  redemption proceeds)1                    None
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee
  Waivers)                                 .40%
Rule 12b-1 Fees (including
  shareholder servicing fees)
  (After Fee Waivers)                      .20%
Other Expenses                             .20%
Total Operating Expenses (After
  Fee Waivers)                             .80%



1 Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."


EXAMPLES: You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

INVESTOR A SHARES

                 Nations            Nations                           Nations Florida                       Nations Georgia
               Short-Term        Intermediate                          Intermediate      Nations Florida     Intermediate
            Municipal Income    Municipal Bond    Nations Municipal   Municipal Bond     Municipal Bond     Municipal Bond
                  Fund               Fund            Income Fund           Fund               Fund               Fund
1 Year          $       7          $       7          $       8          $       8          $       8          $       8
3 Years         $      21          $      21          $      26          $      24          $      26          $      24
5 Years         $      36          $      36          $      44          $      42          $      44          $      42
10 Years        $      81          $      81          $      99          $      93          $      99          $      93

                               Nations Maryland
             Nations Georgia     Intermediate
             Municipal Bond     Municipal Bond
                  Fund               Fund
1 Year          $       8          $       8
3 Years         $      26          $      24
5 Years         $      44          $      42
10 Years        $      99          $      93

                                                                          Nations
                                    Nations                                South             Nations
                                North Carolina         Nations           Carolina             South        Nations Tennessee
            Nations Maryland     Intermediate      North Carolina      Intermediate         Carolina         Intermediate
             Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond
                  Fund               Fund               Fund               Fund               Fund               Fund
1 Year          $       8          $       7          $       8          $       8          $       8          $       8
3 Years         $      26          $      22          $      26          $      25          $      26          $      25
5 Years         $      44          $      39          $      44          $      43          $      44          $      43
10 Years        $      99          $      87          $      99          $      95          $      99          $      95


                                    Nations
                                     Texas
            Nations Tennessee    Intermediate
             Municipal Bond     Municipal Bond
                  Fund               Fund
1 Year          $       8          $       8
3 Years         $      26          $      25
5 Years         $      44          $      43
10 Years        $      99          $      95


                               Nations Virginia
                 Nations         Intermediate     Nations Virginia
             Texas Municipal    Municipal Bond     Municipal Bond
                Bond Fund            Fund               Fund
1 Year          $       8          $       8          $       8
3 Years         $      26          $      24          $      26
5 Years         $      44          $      42          $      44
10 Years        $      99          $      94          $      99




The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares of the Funds will bear either directly or indirectly. The "Other Expenses" figures in the above tables for Investor A Shares of the following Funds are based on estimated amounts for the Fund's current fiscal year and reflect anticipated fee waivers and reimbursements: Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. The figures for the other Funds reflect amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."


Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees", "Other Expenses" and "Total Operating Expenses" for the Investor A Shares of the Funds would have been as follows: Nations Municipal Income Fund -- .60%, .25%,
 .23% and 1.08%, respectively; Nations Short-Term Municipal Income Fund -- .50%, .25%, .20% and .95%, respectively; Nations Intermediate Municipal Bond
Fund -- .50%, .25%, .18% and .93%, respectively; Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund and Nations South Carolina Intermediate Municipal Bond Fund -- .50%, .25%, .28% and 1.03%, respectively; Nations Virginia Intermediate Municipal Bond Fund -- .50%, .25%, .27% and

1.02%, respectively; Nations North Carolina Intermediate Municipal Bond
Fund -- .50%, .25%, .23% and .98%, respectively; Nations Tennessee Intermediate Municipal Bond Fund and Nations Texas Intermediate Municipal Bond Fund -- .50%,
 .25%, .30% and 1.05%, respectively; Nations Florida Municipal Bond Fund -- .60%, .25%, .25% and 1.10%, respectively; Nations Georgia Municipal Bond Fund -- .60%, .25%, .30% and 1.15%, respectively; Nations Maryland Municipal Bond
Fund -- .60%, .25%, .46% and 1.31%, respectively; Nations North Carolina Municipal Bond Fund -- .60%, .25%, .26% and 1.11%, respectively; Nations South Carolina Municipal Bond Fund -- .60%, .25%, .29% and 1.14%, respectively;
Nations Tennessee Municipal Bond Fund -- .60%, .25%, .48% and 1.33%, respectively; and Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- .60%, .25%, .27% and 1.12%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The following audited financial information has been derived from the financial statements of Nations Fund Trust. Price Waterhouse LLP is the independent accountant to Nations Fund Trust. The reports of Price Waterhouse LLP for Nations Fund Trust's most recent fiscal year accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM MUNICIPAL INCOME FUND
                                                                                  YEAR              YEAR              PERIOD
                                                                                 ENDED              ENDED             ENDED
INVESTOR A SHARES                                                               11/30/95          11/30/94          11/30/93*

Operating performance:
Net asset value, beginning of year                                            $    9.69         $    9.96          $    9.98
Net investment income                                                              0.42              0.36               0.03
Net realized and unrealized gain/(loss) on investments                             0.34             (0.27)             (0.02)
Net increase in net assets resulting from investment operations                    0.76              0.09               0.01
Distributions:
Dividends from net investment income                                              (0.42)            (0.36)             (0.03)
Distributions from net realized capital gains                                        --             (0.00)#               --
Total distributions                                                               (0.42)            (0.36)             (0.03)
Net asset value, end of year                                                  $   10.03         $    9.69          $    9.96
Total return++                                                                     7.95%             0.90%              0.06%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $   3,741         $     217          $     731
Ratio of operating expenses to average net assets                                  0.65%(a)          0.52%(a)           0.24%+
Ratio of net investment income to average net assets                               4.18%             3.65%              3.01%+
Portfolio turnover rate                                                              82%               57%                45%
Ratio of operating expenses to average net assets without waivers                  1.13%             0.99%              1.19%+
Net investment income per share without waivers                               $    0.37         $    0.33          $    0.02



 * Nations Short-Term Municipal Income Fund's Investor A Shares commenced operations on November 2, 1993.

 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                  YEAR              YEAR             PERIOD
                                                                                 ENDED             ENDED             ENDED
INVESTOR A SHARES                                                               11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                            $    9.24         $   10.11         $   10.10
Net investment income                                                              0.47              0.42              0.12
Net realized and unrealized gain/(loss) on investments                             0.93             (0.86)             0.01
Net increase/(decrease) in net assets resulting from investment operations         1.40             (0.44)             0.13
Distributions:
Dividends from net investment income                                              (0.47)            (0.42)            (0.12)
Distributions in excess of net investment income                                     --             (0.00)#              --
Distributions from net realized capital gains                                        --             (0.01)               --
Total distributions                                                               (0.47)            (0.43)            (0.12)
Net asset value, end of year                                                  $   10.17         $    9.24         $   10.11
Total return++                                                                    15.38%            (4.48)%            1.28%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $   1,249         $     172         $      68
Ratio of operating expenses to average net assets                                  0.65%(a)          0.53%(a)          0.39%+
Ratio of net investment income to average net assets                               4.71%+            4.41%             3.92%+
Portfolio turnover rate                                                              31%               51%               23%
Ratio of operating expenses to average net assets without waivers                  1.04%             1.06%             1.11%+
Net investment income per share without waivers                               $    0.44         $    0.38         $    0.10



 * Nations Intermediate Municipal Bond Fund's Investor A Shares commenced operations on August 17, 1993.

 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MUNICIPAL INCOME FUND

                                                      YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                                   11/30/95         11/30/94         11/30/93         11/30/92

Operating performance:
Net asset value, beginning of year                $    9.64         $   11.33        $   10.65       $   10.25
Net investment income                                  0.57              0.55             0.57            0.58
Net realized and unrealized gain/(loss) on
  investments                                          1.44             (1.44)            0.72            0.41
Net increase/(decrease) in net assets resulting
  from investment operations                           2.01             (0.89)            1.29            0.99
Distributions:
Dividends from net investment income                  (0.57)            (0.55)           (0.57)          (0.58)
Distributions in excess of net investment
  income                                                 --             (0.00)#             --              --
Distributions from net realized capital gains            --             (0.25)           (0.04)          (0.01)
Total distributions                                   (0.57)            (0.80)           (0.61)          (0.59)
Net asset value, end of year                      $   11.08         $    9.64        $   11.33       $   10.65
Total return++                                        21.31%            (8.34)%          12.37%           9.88%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                $  27,963         $  23,754        $  28,415       $  21,056
Ratio of operating expenses to average net
  assets                                               0.80%             0.79%            0.60%           0.52%
Ratio of operating expenses to average net
  assets including interest expense                      --(a)           0.80%              --              --
Ratio of net investment income to average net
  assets                                               5.43%             5.24%            5.09%           5.42%
Portfolio turnover rate                                  49%               63%              48%             19%
Ratio of operating expenses to average net
  assets without waivers                               1.08%             1.08%            0.99%           0.99%
Net investment income per share without waivers   $    0.54         $    0.52        $    0.53       $    0.53

                                                      PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/91*
Operating performance:
Net asset value, beginning of year                $   10.00
Net investment income                                  0.52
Net realized and unrealized gain/(loss) on
  investments                                          0.25
Net increase/(decrease) in net assets resulting
  from investment operations                           0.77
Distributions:
Dividends from net investment income                  (0.52)
Distributions in excess of net investment
  income                                                 --
Distributions from net realized capital gains            --
Total distributions                                   (0.52)
Net asset value, end of year                      $   10.25
Total return++                                         7.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                $   7,234
Ratio of operating expenses to average net
  assets                                               0.20%+
Ratio of operating expenses to average net
  assets including interest expense                      --
Ratio of net investment income to average net
  assets                                               6.07%+
Portfolio turnover rate                                  54%
Ratio of operating expenses to average net
  assets without waivers                               0.88%+
Net investment income per share without waivers   $    0.45



 * Nations Municipal Income Fund's Investor A Shares commenced operations on February 1, 1991.

 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                 YEAR             YEAR            PERIOD
                                                                                 ENDED            ENDED            ENDED
INVESTOR A SHARES                                                              11/30/95         11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                             $    9.61        $   10.50        $    9.99
Net investment income                                                               0.46             0.43             0.42
Net realized and unrealized gain/(loss) on investments                              1.02            (0.88)            0.51
Net increase/(decrease) in net assets resulting from investment operations          1.48            (0.45)            0.93
Distributions:
Dividends from net investment income                                               (0.46)           (0.43)           (0.42)
Distributions in excess of net investment income                                      --            (0.00)#             --
Distributions from net realized gains                                                 --            (0.01)              --
Total distributions                                                                (0.46)           (0.44)           (0.42)
Net asset value, end of year                                                   $   10.63        $    9.61        $   10.50
Total return++                                                                     15.68%           (4.43)%           9.44%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $   2,292        $   2,114        $   2,261
Ratio of operating expenses to average net assets                                   0.75%(a)         0.73%            0.59%+
Ratio of net investment income to average net assets                                4.50%            4.26%            4.13%+
Portfolio turnover rate                                                               27%              34%              15%
Ratio of operating expenses to average net assets without waivers                   1.01%            0.94%            0.95%+
Net investment income per share without waivers                                $    0.44        $    0.41        $    0.39



 * Nations Florida Intermediate Municipal Bond Fund Investor A Shares commenced operations on December 14, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA MUNICIPAL BOND FUND
                                                                                              YEAR            PERIOD
                                                                                              ENDED            ENDED
INVESTOR A SHARES                                                                           11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                          $    8.40        $    9.98
Net investment income                                                                            0.49             0.47
Net realized and unrealized gain/(loss) on investments                                           1.36            (1.58)
Net increase/(decrease) in net assets resulting from investment operations                       1.85            (1.11)
Dividends from net investment income                                                            (0.49)           (0.47)
Net asset value, end of year                                                                $    9.76        $    8.40
Total return++                                                                                  22.45%          (11.35)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                          $   1,787        $   1,024
Ratio of operating expenses to average net assets                                                0.59%(a)         0.39%+(a)
Ratio of net investment income to average net assets                                             5.24%            5.37%+
Portfolio turnover rate                                                                            13%              46%
Ratio of operating expenses to average net assets without waivers                                1.15%            1.09%+
Net investment income per share without waivers                                             $    0.44        $    0.42



 * Nations Florida Municipal Bond Fund Investor A Shares commenced operations on December 10, 1993.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                       YEAR             YEAR             YEAR
                                                                      ENDED             ENDED            ENDED
INVESTOR A SHARES                                                    11/30/95         11/30/94         11/30/93

Operating performance:
Net asset value, beginning of year                                 $    9.82          $   10.82        $   10.28
Net investment income                                                   0.48               0.47             0.48
Net realized and unrealized gain/(loss) on investments                  0.99              (0.98)            0.57
Net increase/(decrease) in net assets resulting from investment
  operations                                                            1.47              (0.51)            1.05
Distributions:
Dividends from net investment income                                   (0.48)             (0.47)           (0.48)
Distributions in excess of net investment income                          --              (0.00)#             --
Distributions from net realized capital gains                             --              (0.02)           (0.03)
Total distributions                                                    (0.48)             (0.49)           (0.51)
Net asset value, end of year                                       $   10.81          $    9.82        $   10.82
Total return++                                                         15.20%             (4.87)%          10.37%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                 $   9,175          $  10,401        $  16,752
Ratio of operating expenses to average net assets                       0.75%              0.72%            0.61%
Ratio of operating expenses to average net assets including
  interest expense                                                        --(a)            0.73%              --
Ratio of net investment income to average net assets                    4.56%              4.56%            4.42%
Portfolio turnover rate                                                   17%                22%               6%
Ratio of operating expenses to average net assets without
  waivers                                                               1.00%              0.93%            0.92%
Net investment income per share without waivers                    $    0.45          $    0.45        $    0.45

                                                                      PERIOD
                                                                      ENDED
INVESTOR A SHARES                                                   11/30/92*
Operating performance:
Net asset value, beginning of year                                $    9.98
Net investment income                                                  0.30
Net realized and unrealized gain/(loss) on investments                 0.30
Net increase/(decrease) in net assets resulting from investment
  operations                                                           0.60
Distributions:
Dividends from net investment income                                  (0.30)
Distributions in excess of net investment income                         --
Distributions from net realized capital gains                            --
Total distributions                                                   (0.30)
Net asset value, end of year                                      $   10.28
Total return++                                                         6.12%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                $   3,809
Ratio of operating expenses to average net assets                      0.34%+
Ratio of operating expenses to average net assets including
  interest expense                                                       --
Ratio of net investment income to average net assets                   5.01%+
Portfolio turnover rate                                                  12%
Ratio of operating expenses to average net assets without
  waivers                                                              0.91%+
Net investment income per share without waivers                   $    0.27



  * Nations Georgia Intermediate Municipal Bond Fund Investor A Shares commenced operations on May 4, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA MUNICIPAL BOND FUND
                                                                                              YEAR            PERIOD
                                                                                              ENDED            ENDED
INVESTOR A SHARES                                                                           11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                          $    8.38        $    9.99
Net investment income                                                                            0.49             0.47
Net realized and unrealized gain/(loss) on investments                                           1.34            (1.61)
Net increase/(decrease) in net assets resulting from investment operations                       1.83            (1.14)
Dividends from net investment income                                                            (0.49)           (0.47)
Net asset value, end of year                                                                $    9.72        $    8.38
Total return++                                                                                  22.25%          (11.71)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                          $       7        $       6
Ratio of operating expenses to average net assets                                                0.60%(a)         0.39%+(a)
Ratio of net investment income to average net assets                                             5.22%            5.42%+
Portfolio turnover rate                                                                            26%              35%
Ratio of operating expenses to average net assets without waivers                                1.29%            1.22%+
Net investment income per share without waivers                                             $    0.42        $    0.40



 * Nations Georgia Municipal Bond Fund Investor A Shares commenced operations on December 30, 1993.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The elect of interest expense on the operating ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                        YEAR             YEAR             YEAR             YEAR              YEAR
                                        ENDED            ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                     11/30/95         11/30/94         11/30/93         11/30/92          11/30/91

Operating performance:
Net asset value, beginning of
  year                              $   10.00        $   11.09         $   10.72       $   10.44        $   10.21
Net investment income                    0.48             0.48              0.51            0.54             0.60
Net realized and unrealized
  gain/(loss) on investments             0.98            (0.99)             0.44            0.31             0.24
Net increase/(decrease) in net
  assets resulting from
  investment operations                  1.46            (0.51)             0.95            0.85             0.84
Distributions:
Dividends from net investment
  income                                (0.48)           (0.48)            (0.51)          (0.54)           (0.60)
Distributions from net realized
  capital gains                         (0.03)           (0.10)            (0.07)          (0.03)           (0.01)
Distributions in excess of net
  realized capital gains                   --            (0.00)#              --              --               --
Total distributions                     (0.51)           (0.58)            (0.58)          (0.57)           (0.61)
Net asset value, end of year        $   10.95        $   10.00         $   11.09       $   10.72        $   10.44
Total return++                          14.94%           (4.82)%            8.96%           8.32%+++         8.46%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year (in
  000's)                            $  21,208        $  22,145         $  22,144       $  20,092        $   9,934
Ratio of operating expenses to
  average net assets                     0.75%(a)         0.71%(a)          0.64%           0.48%            0.20%
Ratio of net investment income to
  average net assets                     4.56%            4.55%             4.58%           4.98%            5.76%
Portfolio turnover rate                    11%              22%               26%             38%              26%
Ratio of operating expenses to
  average net assets without
  waivers                                1.00%            0.91%             0.88%           0.87%            0.71%
Net investment income per share
  without waivers                   $    0.45        $    0.46         $    0.48       $    0.50        $    0.55

                                        PERIOD
                                        ENDED
INVESTOR A SHARES                     11/30/90*
Operating performance:
Net asset value, beginning of
  year                              $   10.00
Net investment income                    0.16
Net realized and unrealized
  gain/(loss) on investments             0.21
Net increase/(decrease) in net
  assets resulting from
  investment operations                  0.37
Distributions:
Dividends from net investment
  income                                (0.16)
Distributions from net realized
  capital gains                            --
Distributions in excess of net
  realized capital gains                   --
Total distributions                     (0.16)
Net asset value, end of year        $   10.21
Total return++                           3.72%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year (in
  000's)                            $   2,228
Ratio of operating expenses to
  average net assets                     0.21%+
Ratio of net investment income to
  average net assets                     6.12%+
Portfolio turnover rate                    49%
Ratio of operating expenses to
  average net assets without
  waivers                                0.84%+
Net investment income per share
  without waivers                   $    0.13



  * Nations Maryland Intermediate Municipal Bond Fund Investor A Shares commenced operations on September 1, 1990.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND MUNICIPAL BOND FUND
                                                                                  YEAR              YEAR             PERIOD
                                                                                 ENDED             ENDED             ENDED
INVESTOR A SHARES                                                               11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                            $    8.37        $    9.77          $    9.80
Net investment income                                                              0.46             0.49               0.03
Net realized and unrealized gain/(loss) on investments                             1.26            (1.40)             (0.03)
Net increase/(decrease) in net assets resulting from investment operations         1.72            (0.91)                --
Dividends from net investment income                                              (0.46)           (0.49)             (0.03)
Net asset value, end of year                                                  $    9.63        $    8.37          $    9.77
Total return++                                                                    20.99%           (9.59)%             0.05%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $   1,031        $       9          $       6
Ratio of operating expenses to average net assets                                  0.60%            0.39%(a)           0.13%+
Ratio of net investment income to average net assets                               4.94%            5.30%              3.97%+
Portfolio turnover rate                                                              11%              39%                 1%
Ratio of operating expenses to average net assets without waivers                  1.46%            1.48%              1.76%+
Net investment income per share without waivers                               $    0.38        $    0.41          $    0.02



 * Nations Maryland Municipal Bond Fund Investor A Shares commenced operations on November 4, 1993.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                  YEAR              YEAR            PERIOD
                                                                                 ENDED             ENDED             ENDED
INVESTOR A SHARES                                                               11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                           $    9.53         $   10.46          $   10.01
Net investment income                                                             0.43              0.42               0.42
Net realized and unrealized gain/(loss) on investments                            0.99             (0.88)              0.45
Net increase/(decrease) in net assets resulting from investment operations        1.42             (0.46)              0.87
Distributions:
Dividends from net investment income                                             (0.43)            (0.42)             (0.42)
Distributions in excess of net investment income                                 (0.00)#              --                 --
Distributions from net realized capital gains                                    (0.01)            (0.05)                --
Total distributions                                                              (0.44)            (0.47)             (0.42)
Net asset value, end of year                                                 $   10.51         $    9.53          $   10.46
Total return++                                                                   15.18%            (4.51)%             8.76%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $   8,525         $   8,896          $  13,749
Ratio of operating expenses to average net assets                                 0.77%(a)          0.73%(a)           0.57%+
Ratio of net investment income to average net assets                              4.27%             4.20%              4.08%+
Portfolio turnover rate                                                             57%               37%                29%
Ratio of operating expenses to average net assets without waivers                 1.04%             1.00%              1.00%+
Net investment income per share without waivers                              $    0.41         $    0.40          $    0.38



 * Nations North Carolina Intermediate Municipal Bond Fund Investor A Shares commenced operations on December 14, 1992.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.


(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

                                                                                 YEAR             YEAR             PERIOD
                                                                                 ENDED            ENDED            ENDED
INVESTOR A SHARES                                                              11/30/95         11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                           $    8.36        $    9.85         $    9.97
Net investment income                                                             0.49             0.50              0.04
Net realized and unrealized gain/(loss) on investments                            1.37            (1.49)            (0.12)
Net increase/(decrease) in net assets resulting from investment operations        1.86            (0.99)            (0.08)
Dividends from net investment income                                             (0.49)           (0.50)            (0.04)
Net asset value, end of year                                                 $    9.73        $    8.36         $    9.85
Total return++                                                                   22.63%          (10.41)%           (0.80)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $     347        $   1,161         $   1,085
Ratio of operating expenses to average net assets                                 0.58%(a)         0.39%(a)          0.09%+
Ratio of net investment income to average net assets                              5.23%            5.35%             3.97%+
Portfolio turnover rate                                                             40%              29%               10%
Ratio of operating expenses to average net assets without waivers                 1.16%            1.10%             1.21%+
Net investment income per share without waivers                              $    0.44        $    0.43         $    0.03



 * Nations North Carolina Municipal Bond Fund Investor A Shares commenced operations on November 1, 1993.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                   YEAR             YEAR             YEAR             PERIOD
                                                                   ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                                                11/30/95         11/30/94         11/30/93         11/30/92*

Operating performance:
Net asset value, beginning of year                             $    9.76        $   10.61         $   10.18       $    9.98
Net investment income                                               0.49             0.48              0.48            0.30
Net realized and unrealized gain/(loss) on investments              0.93            (0.84)             0.43            0.20
Net increase/(decrease) in net assets resulting from
  investment operations                                             1.42            (0.36)             0.91            0.50
Distributions:
Dividends from net investment income                               (0.49)           (0.48)            (0.48)          (0.30)
Distributions in excess of net investment income                      --            (0.00)#              --              --
Distributions from net realized capital gains                         --            (0.01)               --              --
Total distributions                                                (0.49)           (0.49)            (0.48)          (0.30)
Net asset value, end of year                                   $   10.69        $    9.76         $   10.61       $   10.18
Total return++                                                     14.79%           (3.54)%            9.16%           5.03%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                             $  14,452        $  16,378         $  20,024       $   7,414
Ratio of operating expenses to average net assets                   0.75%(a)         0.72%(a)          0.60%           0.33%+
Ratio of net investment income to average net assets                4.72%            4.64%             4.53%           4.83%+
Portfolio turnover rate                                               11%              30%               11%              7%
Ratio of operating expenses to average net assets without
  waivers                                                           0.95%            0.93%             0.90%           0.85%+
Net investment income per share without waivers                $    0.47        $    0.46         $    0.45       $    0.27



  * Nations South Carolina Intermediate Municipal Bond Fund Investor A Shares commenced operations on May 5, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND


                                                                                 YEAR             YEAR             PERIOD
                                                                                 ENDED            ENDED            ENDED
INVESTOR A SHARES                                                              11/30/95         11/30/94         11/30/93*
Operating performance:
Net asset value, beginning of year                                           $    8.65        $    9.86         $    9.87
Net investment income                                                             0.50             0.50              0.03
Net realized and unrealized gain/(loss) on investments                            1.34            (1.21)            (0.01)
Net increase/(decrease) in net assets resulting from investment operations        1.84            (0.71)             0.02
Dividends from net investment income                                             (0.50)           (0.50)            (0.03)
Net asset value, end of year                                                 $    9.99        $    8.65         $    9.86
Total return++                                                                   21.74%           (7.45)%            0.21%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $   1,238        $     140         $      14
Ratio of operating expenses to average net assets                                 0.60%(a)         0.39%(a)          0.10%+
Ratio of net investment income to average net assets                              5.24%            5.30%             4.16%+
Portfolio turnover rate                                                             13%              14%                8%
Ratio of operating expenses to average net assets without waivers                 1.28%            1.30%             1.63%+
Net investment income per share without waivers                              $    0.44        $    0.42         $    0.02



 * Nations South Carolina Municipal Bond Fund Investor A Shares commenced operations on November 8, 1993.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                                                    YEAR              YEAR            PERIOD
                                                                                    ENDED            ENDED             ENDED
INVESTOR A SHARES                                                                 11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                              $    9.30         $   10.18         $   10.00
Net investment income                                                                0.44              0.43              0.29
Net realized and unrealized gain/(loss) on investments                               0.93             (0.87)             0.18
Net increase/(decrease) in net assets resulting from investment operations           1.37             (0.44)             0.47
Distributions:
Dividends from net investment income                                                (0.44)            (0.43)            (0.29)
Distributions in excess of net investment income                                       --             (0.00)#              --
Distributions from net realized capital gains                                          --             (0.01)               --
Total distributions                                                                 (0.44)            (0.44)            (0.29)
Net asset value, end of year                                                    $   10.23         $    9.30         $   10.18
Total return++                                                                      15.00%            (4.41)%            4.68%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                              $   7,573         $   7,831         $  15,573
Ratio of operating expenses to average net assets                                    0.77%             0.70%             0.42%+
Ratio of operating expenses to average net assets including interest expense           --(a)           0.71%               --
Ratio of net investment income to average net assets                                 4.45%             4.38%             4.16%+
Portfolio turnover rate                                                                34%               41%               16%
Ratio of operating expenses to average net assets without waivers                    1.12%             1.07%             1.09%+
Net investment income per share without waivers                                 $    0.41         $    0.40         $    0.24



 * Nations Tennessee Intermediate Municipal Bond Fund Investor A Shares commenced operations on April 2, 1993.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE MUNICIPAL BOND FUND
                                                                                     YEAR              YEAR             PERIOD
                                                                                    ENDED             ENDED             ENDED
INVESTOR A SHARES                                                                  11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                              $    8.58         $    9.80          $    9.88
Net investment income                                                                0.50              0.50               0.04
Net realized and unrealized gain/(loss) on investments                               1.29             (1.22)             (0.08)
Net increase/(decrease) in net assets resulting from investment operations           1.79             (0.72)             (0.04)
Dividends from net investment income                                                (0.50)            (0.50)             (0.04)
Net asset value, end of year                                                    $    9.87         $    8.58          $    9.80
Total return++                                                                      21.28%            (7.58)%            (0.43)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                              $     203         $      43          $      34
Ratio of operating expenses to average net assets                                    0.60%(a)          0.39%(a)           0.17%+
Ratio of net investment income to average net assets                                 5.29%             5.38%              4.31%+
Portfolio turnover rate                                                                45%               38%                 3%
Ratio of operating expenses to average net assets without waivers                    1.47%             1.38%              1.86%+
Net investment income per share without waivers                                 $    0.42         $    0.42          $    0.03



 * Nations Tennessee Municipal Bond Fund Investor A Shares commenced operations on November 2, 1993.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                  YEAR              YEAR             PERIOD
                                                                                 ENDED             ENDED             ENDED
INVESTOR A SHARES                                                               11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                           $    9.53         $   10.35          $   10.15
Net investment income                                                             0.44              0.42               0.37
Net realized and unrealized gain/(loss) on investments                            0.83             (0.79)              0.20
Net increase/(decrease) in net assets resulting from investment operations        1.27             (0.37)              0.57
Distributions:
Dividends from net investment income                                             (0.44)            (0.42)             (0.37)
Distributions in excess of net investment income                                    --             (0.00)#               --
Distributions from net realized capital gains                                       --             (0.03)                --
Total distributions                                                              (0.44)            (0.45)             (0.37)
Net asset value, end of year                                                 $   10.36         $    9.53          $   10.35
Total return++                                                                   13.60%            (3.66)%             5.64%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $     806         $     718          $     968
Ratio of operating expenses to average net assets                                 0.77%(a)          0.73%(a)           0.59%+
Ratio of net investment income to average net assets                              4.42%             4.22%              4.28%+
Portfolio turnover rate                                                             64%               61%                63%
Ratio of operating expenses to average net assets without waivers                 1.03%             0.96%              0.97%+
Net investment income per share without waivers                              $    0.42         $    0.40          $    0.34



 * Nations Texas Intermediate Municipal Bond Fund Investor A Shares commenced operations on February 4, 1993.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS MUNICIPAL BOND FUND

                                                                                               YEAR             PERIOD
                                                                                              ENDED             ENDED
INVESTOR A SHARES                                                                            11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                        $    8.39         $    9.92
Net investment income                                                                          0.49              0.47
Net realized and unrealized gain/(loss) on investments                                         1.31             (1.53)
Net increase/(decrease) in net assets resulting from investment operations                     1.80             (1.06)
Dividends from net investment income                                                          (0.49)            (0.47)
Net asset value, end of year                                                              $    9.70         $    8.39
Total return++                                                                                21.85%           (10.98)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                        $     351         $      55
Ratio of operating expenses to average net assets                                              0.59%(a)          0.40%+(a)
Ratio of net investment income to average net assets                                           5.25%             5.34%+
Portfolio turnover rate                                                                          50%              107%
Ratio of operating expenses to average net assets without waivers                              1.25%             1.24%+
Net investment income per share without waivers                                           $    0.43         $    0.39



 * Nations Texas Municipal Bond Fund Investor A Shares commenced operations on December 17, 1993.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                           YEAR             YEAR             YEAR            YEAR             YEAR
                                           ENDED            ENDED           ENDED            ENDED            ENDED
INVESTOR A SHARES                        11/30/95         11/30/94         11/30/93        11/30/92         11/30/91

Operating performance:
Net asset value, beginning of year     $    9.94        $   10.99         $    10.59     $   10.34        $   10.14
Net investment income                       0.49             0.48               0.51          0.54             0.58
Net realized and unrealized
  gain/(loss) on investments                0.89            (0.96)              0.42          0.29             0.21
Net increase/(decrease) in net
  assets resulting from investment
  operations                                1.38            (0.48)              0.93          0.83             0.79
Distributions:
Dividends from net investment income       (0.49)           (0.48)             (0.51)        (0.54)           (0.58)
Distributions from net realized
  capital gains                            (0.00)#          (0.09)             (0.02)        (0.04)           (0.01)
Distributions in excess of net
  realized capital gains                      --            (0.00)#               --            --               --
Total distributions                        (0.49)           (0.57)             (0.53)        (0.58)           (0.59)
Net asset value, end of year           $   10.83        $    9.94         $    10.99     $   10.59        $   10.34
Total return++                             14.16%           (4.52)%             8.91%         8.18%+++         8.04%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year (in 000's)     $  73,253        $  79,412         $  103,689     $  76,650        $  44,540
Ratio of operating expenses to
  average net assets                        0.76%(a)         0.79%(a)           0.72%         0.65%            0.45%
Ratio of net investment income to
  average net assets                        4.67%            4.58%              4.65%         5.04%            5.67%
Portfolio turnover rate                       22%              14%                26%           13%              24%
Ratio of operating expenses to
  average net assets without waivers        0.94%            0.91%              0.84%         0.97%            0.73%
Net investment income per share
  without waivers                      $    0.47        $    0.47         $     0.49     $    0.50        $    0.55

                                          PERIOD
                                           ENDED
INVESTOR A SHARES                        11/30/90*
Operating performance:
Net asset value, beginning of year     $   10.08
Net investment income                       0.61
Net realized and unrealized
  gain/(loss) on investments                0.11
Net increase/(decrease) in net
  assets resulting from investment
  operations                                0.72
Distributions:
Dividends from net investment income       (0.66)
Distributions from net realized
  capital gains                               --
Distributions in excess of net
  realized capital gains                      --
Total distributions                        (0.66)
Net asset value, end of year           $   10.14
Total return++                              7.41%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year (in 000's)     $  24,303
Ratio of operating expenses to
  average net assets                        0.26%+
Ratio of net investment income to
  average net assets                        6.09%+
Portfolio turnover rate                       19%
Ratio of operating expenses to
  average net assets without waivers        0.80%+
Net investment income per share
  without waivers                      $    0.55



  * Nations Virginia Intermediate Municipal Bond Fund Investor A Shares commenced operations on December 5, 1989.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                                                  YEAR              YEAR             PERIOD
                                                                                 ENDED             ENDED             ENDED
INVESTOR A SHARES                                                               11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                           $    8.29         $    9.77          $    9.84
Net investment income                                                             0.49              0.49               0.03
Net realized and unrealized gain/(loss) on investments                            1.33             (1.48)             (0.07)
Net increase/(decrease) in net assets resulting from investment operations        1.82             (0.99)             (0.04)
Dividends from net investment income                                             (0.49)            (0.49)             (0.03)
Net asset value, end of year                                                 $    9.62         $    8.29          $    9.77
Total return++                                                                   22.39%           (10.44)%            (0.42)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $     650         $     168          $      25
Ratio of operating expenses to average net assets                                 0.59%(a)          0.39%(a)           0.10%+
Ratio of net investment income to average net assets                              5.31%             5.34%              3.88%+
Portfolio turnover rate                                                             16%               61%                 0%
Ratio of operating expenses to average net assets without waivers                 1.24%             1.17%              1.30%+
Net investment income per share without waivers                              $    0.44         $    0.43          $    0.02



 * Nations Virginia Municipal Bond Fund Investor A Shares commenced operations on November 8, 1993.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


   Objectives

NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: The investment objective of Nations Short-Term Municipal Income Fund and Nations Municipal Income Fund is to seek a high level of current interest income that is exempt from Federal income taxes. Such Funds invest primarily in investment grade obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income taxes ("Municipal Securities").

Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.



During normal market conditions, at least 80% of the total assets of Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will be invested in Municipal Securities with remaining maturities of 40 years or less. Under normal market conditions, it is expected that the average weighted maturity of Nations Municipal Income Fund's portfolio will be greater than 10 years. Under normal market conditions, it is expected that the average weighted maturity of Nations Intermediate Municipal Bond Fund's portfolio will be between three and ten years. Under normal market conditions, it is expected that the average weighted maturity of Nations Short-Term Municipal Income Fund's portfolio will not exceed three years.


NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE INTERMEDIATE MUNICIPAL BOND FUNDS," AND NATIONS FLORIDA MUNICIPAL BOND FUND, NATIONS GEORGIA MUNICIPAL BOND FUND, NATIONS MARYLAND MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND, NATIONS TENNESSEE MUNICIPAL BOND FUND, NATIONS TEXAS MUNICIPAL BOND FUND AND NATIONS VIRGINIA MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE MUNICIPAL BOND FUNDS": As described below, each of these Funds seeks to provide investors with as high a level of income exempt from Federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also seeks to provide a maximum level of income which is exempt from the personal income taxes, if any, for resident shareholders of the Fund's respective state.

Nations Florida Intermediate Municipal Bond Fund's and Nations Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income taxes and the Florida state intangibles tax, consistent with the relative stability of principal. Nations Georgia Intermediate Municipal Bond Fund's and Nations Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal. Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal. Nations North Carolina Intermediate Municipal Bond Fund's and Nations North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes, consistent with the relative stability of principal. Nations South Carolina Intermediate Municipal Bond Fund's and Nations South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal. Nations Tennessee Intermediate Municipal Bond Fund's and Nations Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal. Nations Texas Intermediate Municipal Bond Fund's and Nations Texas Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income taxes, consistent with the relative stability of principal. Nations Virginia Intermediate Municipal Bond Fund's and Nations Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.


Each of the above State Intermediate Municipal Bond Funds and State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes). For these tax purposes, with respect to 50% of the value of its assets, each Fund invests no more than 5% of such assets in securities of a single issuer (except the U.S. Government or its agencies or instrumentalities). Each Fund may not invest more than 25% of its assets in the securities of a single issuer. The average dollar weighted effective maturity of each of the State Intermediate Municipal Bond Funds will be between three and ten years, except during temporary defensive periods. The average dollar weighted effective maturity of the State Municipal Bond Funds will be at least five years, except during temporary defensive periods. The value of the Funds' portfolios can be expected to vary inversely with changes in prevailing interest rates.

   How Objectives Are Pursued


NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: Under normal market conditions, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will invest at least 65% of the total value of their assets in Municipal Securities which will be rated investment grade at the time of purchase by at least one of the following rating agencies: Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.


Up to 35% of the assets of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund may be invested in lower-quality Municipal Securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be small. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."

During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include short-term U.S. Government obligations, repurchase agreements, and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix
A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods. The value of a Fund's portfolio generally will vary inversely with changes in prevailing interest rates. For additional information concerning the Funds' investment practices, see "Appendix A."

STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 65% of the total value of the assets of the State Intermediate Municipal Bond Funds and the State
Munici-
pal Bond Funds will be invested in municipal bonds, and substantially all of each Fund's assets will be invested in debt instruments, issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities. Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida and Georgia do impose a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income tax, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends And Distributions Are Made; Tax Information.") During normal market conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.


Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Funds also may invest in Municipal Securities with stated maturities of less than one year, which are determined to present minimal credit risks and which at the time of purchase are considered to be of high quality, issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, and the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax.


During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include short-term U.S. Government obligations; repurchase agreements; options; and futures contracts. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds also may hold uninvested cash reserves pending investment or during defensive periods. For additional information concerning the Funds' investment practices, see "Appendix A."


GENERAL: Each Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk management. Each Fund also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other invest-ment companies, consistent with the Fund's investment objective and policies.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:
     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.


As a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income tax. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time a Fund may advertise the total return, yield and tax-equivalent yield on a class of shares. TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC. The "tax-equivalent yield" of a class of shares of a Fund also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the particular class's tax-free yield. This is done by increasing such class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor A Shares, the Funds offer Primary A, Primary B, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.


   How The Funds Are Managed

The business and affairs of Nations Fund Trust are managed under the direction of its Trustees. The SAI contains the names of and general background information concerning the Trustees of Nations Fund Trust.

Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc., serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.


TradeStreet provides investment management services to individuals, corporations, and institutions.


Subject to the general supervision of the Trustees of Nations Fund Trust, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with their investment objectives, policies and restrictions, the Funds may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.50% of the average daily net assets of each of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; and 0.60% of the average daily net assets of each of Nations Municipal Income Fund and the State Municipal Bond Funds.


For the services provided and the expenses assumed pursuant to a sub-advisory agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.07% of the average daily net assets of each Fund.



From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rates of the Funds' average daily net assets: Nations Short-Term Municipal Income Fund -- 0.07%; Nations Intermediate Municipal Bond Fund -- 0.15%; Nations Municipal Income Fund -- 0.35%; Nations Florida Intermediate Municipal Bond
Fund -- 0.27%; Nations Florida Municipal Bond Fund -- 0.09%; Nations Georgia Intermediate Municipal Bond Fund -- 0.28%; Nations Georgia Municipal Bond
Fund -- 0%; Nations Maryland Intermediate Municipal Bond Fund -- 0.28%; Nations Maryland Municipal Bond Fund -- 0%; Nations North Carolina Intermediate Municipal Bond Fund -- 0.26%; Nations North Carolina Municipal Bond
Fund -- 0.07%; Nations South Carolina Intermediate Municipal Bond Fund -- 0.31%; Nations South Carolina Municipal Bond Fund -- 0%; Nations Tennessee Intermediate Municipal Bond Fund -- 0.18%; Nations Tennessee Municipal Bond Fund -- 0%; Nations Texas Intermediate Municipal Bond Fund -- 0.27%; Nations Texas Municipal Bond Fund -- 0.01%; Nations Virginia Intermediate Municipal Bond Fund -- 0.33%; and Nations Virginia Municipal Bond Fund -- 0.02%.



For the fiscal year ended November 30, 1995, NationsBank reimbursed advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Georgia Municipal Bond Fund -- 0.02%; Nations Maryland Municipal Bond Fund -- 0.16%; Nations South Carolina Municipal Bond Fund -- 0.01%; Nations Tennessee Municipal Bond Fund -- 0.19%.



Michele M. Poirier is a Senior Product Manager, Municipal Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier has been the Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, and South Carolina Intermediate Municipal Bond Fund since 1992. She has been Portfolio Manager for the other Funds since 1993. Previously she was Senior Vice President and Senior Portfolio Manager for NationsBank. She has worked in the investment community since 1974. Her past experience includes serving as Director of Trading, Institutional Sales, and Municipal Trader for Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company respectively. Ms. Poirier received a B.B.A. in Marketing from Georgia State University.



Mathew M. Kiselak is a Product Manager, Municipal Fixed Income Management for TradeStreet and Portfolio Manager for Nations Short-Term Municipal Income Fund, Nations North Carolina Intermediate Municipal Bond

Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Texas Municipal Bond Fund. Mr. Kiselak has been Portfolio Manager for Nations North Carolina Intermediate Municipal Bond Fund and Nations North Carolina Municipal Bond Fund since 1995. He has been Portfolio Manager for the other Funds since 1994. Previously he was Vice President and Portfolio Manager for NationsBank. He has worked in the investment community since 1987. His past experience includes Portfolio Manager and Municipal Credit Analysis for Reich & Tang Inc. Mr. Kiselak received a B.A. in Economics from Pace University.



John C. Kohl is a Director of Municipal Fixed Income Management for TradeStreet. He is responsible for overseeing all municipal product management and is the Senior Portfolio Manager for Nations Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. Mr. Kohl has been the Portfolio Manager for the Funds since 1994. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Kohl has worked in the investment community since 1979. His past experience includes serving as Chief Investment Officer for London Pacific Life & Annuity, Team Leader and Portfolio Manager for Harris Trust and Savings Bank, and Management Consultant for asset-liability of Continental Bank. Mr. Kohl received a joint B.A. in Economics and North American Studies from McGill University.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Trustees of Nations Fund Trust would recommend to the Funds' shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the indicated rate of the Funds' average daily net assets: Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Short-Term Municipal Income Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- 0.07%; Nations South Carolina Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund -- 0.09%.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares of the Funds. See "Shareholder Servicing And Distribution Plans."


NationsBank of Texas, N.A. (the "Custodian") serves as custodian for the assets of each Fund. The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of a Fund, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. Each Fund's expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; trustees' fees and federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.

   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion. Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor A Shares of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class of shares. See the SAI for examples of instances where the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

   How To Buy Shares


Stephens has established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").


Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.

There is a minimum initial investment of $1,000. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor A Shares may be purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

With respect to Investor A Shares, the Servicing Agents have entered into Servicing Agreements with Nations Fund whereby they will provide various shareholder services to their customers ("Customers") who own Investor A Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor A Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor A Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank to their Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.

TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.


   Shareholder Servicing And Distribution
   Plans

The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits each Fund to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers in connection with Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Nations Short-Term Municipal Income Fund, however, may not pay for shareholder services under the Investor A Plan. Aggregate payments under the Funds' Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by each Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Fund.

The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. Nations Short-Term Municipal Income Fund, however, may not pay for shareholder services under the Investor A Plan. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAI for more details on the Investor A Plan.

In addition, the Trustees have approved a Shareholder Servicing Plan (the "Servicing Plan") with respect to the Investor A Shares of the Nations Short-Term Municipal Income Fund. Pursuant to its Servicing Plan, the Nations Short-Term Municipal Income Fund may pay Servicing Agents that have entered into a Servicing Agreement with Nations Fund for certain shareholder support services that are provided by the Servicing Agents. Payments under the Fund's Servicing Plan may not exceed 0.25% of the average daily net asset value of the Fund's Investor A Shares. The shareholder services provided by Servicing Agents include, but are not limited to, those listed above with respect to the Investor A Plan. Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of the Funds' Investor Shares in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor A Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that were purchased prior to January 1, 1996 in amounts of $1 million or more or through the Nations Fund Personal Investment Planner will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.


Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor A Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor A Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor A shares held in the account is less than the minimum account size, and (iii) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.


Within 120 days after a redemption of Investor A Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor A Shares in his/her account within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Agent or by Nations Fund at any time.

   How To Exchange Shares


The exchange feature enables a shareholder of Investor A Shares of a fund of Nations Fund to acquire shares of the same class that are offered by any other fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



If Investor A Shares of the Funds purchased prior to January 1, 1996 are exchanged for shares of the same class of another fund, any CDSC applicable to the original shares purchased will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of a Fund.



Investor A Shares of Nations Short-Term Municipal Income Fund acquired directly or indirectly through an exchange from Investor N Shares of another non-money market fund may be re-exchanged only for Investor N Shares of another non-money market fund, Investor C Shares of a Nations Fund money market fund or Investor A Shares of Nations Short-Term Income Fund. Such shares (and any Investor A or Investor C Shares acquired through the exchange of such shares) will remain subject to the CDSC schedule applicable to the Investor N Shares originally purchased. The holding period (for the purpose of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor A Shares of Nations Short-Term Municipal Income Fund or Nations Short-Term Income Fund or Investor C Shares of a Nations Fund money market fund. The CDSC that is ultimately charged upon redemption is based upon the total period of time the shareholder holds Investor N Shares of any fund that charges a CDSC.



AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF"), a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or

30th day of the applicable month. The shareholder must have an existing position in both funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent.


GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchanges through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Certain Selling or Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.



As regulated investment companies, the Funds are permitted to pass through to their shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Funds intend to satisfy. Distributions from taxable income will be taxable as ordinary income to shareholders whether such income is received in cash or reinvested in additional shares. The policy of the Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income and their investment company taxable income. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions from the Funds will not qualify for the dividends-received deduction for corporate shareholders. Distributions of net investment income by Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund may be taxable to investors even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income tax.


Substantially all of a Fund's net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held the Fund's shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes, as discussed more fully below and in the SAI.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

If any of the Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities, and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida and Georgia impose a tax upon intangible personal property which may apply to shares of the Funds held by residents of those states. Florida has issued a Technical Assistance Advisement indicating that shares of Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund will not be subject to Florida's intangibles tax, subject to certain requirements which these two Funds intend to satisfy. See the SAI for further details about state tax treatment relevant to shareholders of the Funds.


In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAI.


   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes.



FIXED-INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and for-ward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher qual-ity securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Since each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that Fund's income, capital, and liquidity may be adversely affected.

For the past forty years, the economy of the State of Florida has consisted primarily of tourism, retirement and agriculture. More recently, military and defense spending have fueled economic diversification as well as the aerospace industry, laser optics research, computer manufacturing and international trade and commerce. Currently, Moody's rates Florida's general obligation bonds "Aa," and S&P rates such bonds "AA."


The State of Georgia has a diversified economy, which has performed relatively well in recent years. Important industries in the state include pulp and paper products, agriculture and textiles. Currently, Moody's rates Georgia general obligation bonds "Aaa" and S&P rates such bonds "AA+."


The State of Maryland's leading areas of employment are services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, electronic equipment, industrial machinery, and transportation equipment). Maryland has a higher than average number of people employed by the Government. The Port of Baltimore is one of the larger international ports in the United States and in the world. Currently, Moody's rates Maryland general obligation bonds "Aaa" and S&P rates such bonds "AAA."

The State of North Carolina has an economic base consisting of a combination of manufacturing, services, agriculture and tourism. During the period from 1980 to 1993, the per capita income in the State grew from $7,999 to $18,702, an increase of 133.8%. During the same period the State's labor force increased 24.5%. Currently, Moody's rates the state of North Carolina's general obligation bonds "Aaa" and S&P rates such bonds "AAA."


The State of South Carolina's economy has been dominated since the early 1920's by the textile industry, with over one-third of the manufacturing workers directly or indirectly related to the textile industry. The economic base of the state is gradually becoming more diversified as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+."


The State of Tennessee has an economic base consisting primarily of manufacturing, services, agriculture and tourism. Currently, Moody's rates the State of Tennessee's general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Texas has long been identified with the oil and gas industry, but the Texas economy recently has become more diversified. Oil and gas related industries accounted for 27% of the state's total output of goods and services in 1981, but currently account for only 12% of the state's economy. Servicing sectors (which include transportation and public utilities; finance and insurance; trade; services; and government) are the major sources of job growth in Texas. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to contribute to Texas' future growth. Currently Moody's rates Texas general obligations bonds "Aa" and S&P rates such bonds "AA."

The Commonwealth of Virginia has a diversified economy with government, manufacturing, high technology (both manufacturing and non-manufacturing) industries, agriculture, mining, construction, services, and tourism all represented. Virginia also has benefited from its port facilities, a large number of federal government and military installations, and its proximity to Washington, D.C. Currently Moody's rates Virginia general obligation bonds "Aaa" and S&P rates such bonds "AAA."

There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds is contained in the SAI.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securi-ties generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obliga-tions. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA:


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.
     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



     A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR B SHARES
                                      APRIL 1, 1996


This Prospectus describes the investment portfolios
(each a "Fund" and collectively, the "Money Market
Funds"), listed in the column to the right, of the Nations Fund Family ("Nations Fund" or "Nations
Fund Family"). This Prospectus describes one class of shares of each Money Market Fund -- Investor B
Shares.


EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET
ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS IN THE
FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT
THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET
ASSET VALUE OF $1.00 PER SHARE.


This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor B Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc., each an open-end management investment company, is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus. NationsBanc
Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates,
Inc. ("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean
NBAI and/or TradeStreet as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

NF-96138-496


Nations Prime Fund
Nations Treasury Fund
Nations Government
Money Market Fund
Nations Tax Exempt Fund


                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854
                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     (NATIONS FUND logo
                                                     appears here)

                           TABLE OF CONTENTS

ABOUT THE FUNDS


Prospectus Summary                                                             3
Expenses Summary                                                               4
Financial Highlights                                                           5
Objectives                                                                     7
How Objectives Are Pursued                                                     7
How Performances Shown                                                        10
How the Funds Are Managed                                                     11
Organization And History                                                      14


ABOUT YOUR INVESTMENT

How To Buy Shares                                                             15
Shareholder Servicing And Distribution Plans                                  16
How To Redeem Shares                                                          17
How To Exchange Shares                                                        19
How The Funds Value Their Shares                                              19
How Dividends And Distributions Are Made;
Tax Information                                                               20
Appendix A--Portfolio Securities                                              21
Appendix B--Description Of Ratings                                            28


No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' SAIs incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Nations Fund or its distributor. This Prospectus does not constitute an offering by Nations Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

About The Funds


   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $25,000 minimum initial investment per record holder.
         $1,000 minimum subsequent investment (except for investments pursuant to the Systematic Investment Plan and reinvested dividends). See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



         (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



         (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



         (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



         (Bullet) Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Prime Fund, Nations Treasury Fund,
         Nations Government Money Market Fund and Nations Tax Exempt Fund declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

SHAREHOLDER TRANSACTION EXPENSES

                                                                                                         Nations
                                                                Nations Prime    Nations Treasury   Government Money
                                                                    Fund               Fund            Market Fund

Sales Load Imposed on Purchases                                     None               None               None
Deferred Sales Charge                                               None               None               None

                                                                   Nations
                                                                 Tax Exempt
                                                                    Fund
Sales Load Imposed on Purchases                                     None
Deferred Sales Charge                                               None

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                                     .14%               .14%               .12%
Rule 12b-1 Fees (After Fee Waivers)                                     .00%               .00%               .00%
Shareholder Servicing Fees (After Fee Waivers)                          .25%               .25%               .25%
Other Expenses (After Expense Reimbursements)                           .16%               .16%               .18%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)                                                       .55%               .55%               .55%

Management Fees (After Fee Waivers)                                     .13%
Rule 12b-1 Fees (After Fee Waivers)                                     .00%
Shareholder Servicing Fees (After Fee Waivers)                          .20%
Other Expenses (After Expense Reimbursements)                           .17%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)                                                       .50%



* The Funds and Stephens have voluntarily agreed to limit the total charges against each Fund's net assets for sales distribution activities and/or servicing of shareholder accounts to no more than .25% of each Fund's average net assets per annum. This limitation will not be terminated without prior notice to shareholders.


EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                                         Nations
                                                                   Nations            Nations          Government
                                                                    Prime            Treasury             Money
                                                                    Fund               Fund            Market Fund

1 Year                                                                  $ 6                $ 6                $ 6
3 Years                                                                 $18                $18                $18
5 Years                                                                 $31                $31                $31
10 Years                                                                $69                $69                $69


                                                                   Nations
                                                                 Tax Exempt
                                                                    Fund
1 Year                                                                  $ 5
3 Years                                                                 $16
5 Years                                                                 $28
10 Years                                                                $63


The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in each Fund will bear either directly or indirectly. The "Other Expenses" figures contained in the above table are based on estimated amounts for the Funds' current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that these fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."

Absent fee waivers and expense reimbursements, "Management Fees," "Rule 12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for Investor B Shares of the indicated Fund would be as follows: Nations Prime Fund -- .20%, .10%, .17% and .72%, respectively; Nations Treasury Fund -- .20%, .10%, .17% and .72%, respectively; Nations Government Money Market Fund -- .40%, .10%, .21% and .96%, respectively. Absent fee waivers and expense reimbursements, "Management Fees," "Rule 12b-1 Fees," "Shareholder Servicing Fees," "Other Expenses" and "Total Operating Expenses" for Nations Tax Exempt Fund would have been .40%, .10%,
 .25%, .20% and .95%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Fund's independent accountant.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND

                                                                            SIX MONTHS
                                                                               ENDED             YEAR           PERIOD
                                                                             11/30/95           ENDED           ENDED
INVESTOR B SHARES                                                           (UNAUDITED)        05/31/95       05/31/94*

Operating performance:
Net asset value, beginning of period                                       $     1.00        $     1.00      $    1.00
Net investment income                                                          0.0276            0.0493         0.0015
Dividends from net investment income                                          (0.0276)          (0.0493)       (0.0015)
Net asset value, end of period                                             $     1.00        $     1.00      $    1.00
Total return++                                                                   2.80%             5.03%          0.15%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                          $  297,780        $  216,973      $       2
Ratio of operating expenses to average net assets                                0.55%+            0.56%          0.55%+
Ratio of net investment income to average net assets                             5.50%+            4.97%          2.95%+
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                          0.62%+            0.64%          0.62%+
Net investment income per share without waivers and/or reimbursements      $   0.0273        $   0.0485      $  0.0015



 * Nations Prime Fund Investor B Shares commenced operations on May 11, 1994.

 + Annualized.

++ Total return represents aggregrate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TREASURY FUND

                                                                            SIX MONTHS
                                                                               ENDED             YEAR           PERIOD
                                                                             11/30/95           ENDED           ENDED
INVESTOR B SHARES                                                           (UNAUDITED)        05/31/95       05/31/94*

Operating performance:
Net asset value, beginning of period                                       $    1.00         $    1.00       $    1.00
Net investment income                                                         0.0270            0.0468          0.0015
Dividends from net investment income                                         (0.0270)          (0.0468)        (0.0015)
Distributions from net realized capital gains                                     --           (0.0000)**           --
Net asset value, end of period                                             $    1.00         $    1.00       $    1.00
Total return++                                                                  2.73%             4.76%           0.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                          $  48,954         $  52,564       $       2
Ratio of operating expenses to average net assets                               0.55%+            0.56%           0.55%+
Ratio of net investment income to average net assets                            5.38%+            4.73%           2.72%+
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                         0.61%+            0.61%           0.61%+
Net investment income per share without waivers and/or reimbursements      $  0.0267         $  0.0463       $  0.0014



 * Nations Treasury Fund Investor B Shares commenced operations on May 16, 1994.

** Amount represents less than $0.0001.
 + Annualized.

++ Total return represents aggregrate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.


NATIONS GOVERNMENT MONEY MARKET FUND
                                                                                           YEAR           PERIOD
                                                                                          ENDED           ENDED
INVESTOR B SHARES                                                                        11/30/95       11/30/94*

Operating performance:
Net asset value, beginning of year                                                     $    1.00       $    1.00
Net investment income                                                                     0.0532          0.0222
Distributions:
Dividends from net investment income                                                     (0.0532)        (0.0222)
Dividends from net realized gains                                                             --         (0.0000)#
Total distributions                                                                      (0.0532)        (0.0222)
Net asset value, end of year                                                           $    1.00       $    1.00
Total return++                                                                              5.45%           2.24%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                                        $  27,079       $  11,955
Ratio of operating expenses to average net assets                                           0.55%           0.55%+
Ratio of net investment income to average net assets                                        5.33%           3.54%+
Ratio of operating expenses to average net assets without waivers                           0.82%           0.84%+
Net investment income per share without waivers                                        $  0.0505       $  0.0206



 * Nations Government Money Market Fund Investor B Shares commenced operations on May 17, 1994.

 + Annualized.

++ Total return represents aggregrate total return for the periods indicated.


 # Amount represents less than $0.0001 per share.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TAX EXEMPT FUND
                                                                                           YEAR           PERIOD
                                                                                          ENDED           ENDED
INVESTOR B SHARES                                                                        11/30/95       11/30/94*

Operating performance:
Net asset value, beginning of year                                                     $    1.00       $    1.00
Net investment income                                                                     0.0342          0.0141
Dividends from net investment income                                                     (0.0342)        (0.0141)
Net asset value, end of year                                                           $    1.00       $    1.00
Total return++                                                                              3.47%           1.43%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                                        $  86,374       $       3
Ratio of operating expenses to average net assets                                           0.50%           0.47%+
Ratio of net investment income to average net assets                                        3.42%           2.39%+
Ratio of operating expenses to average net assets without waivers                           0.77%           0.79%+
Net investment income per share without waivers                                        $  0.0316       $  0.0118



 * Nations Tax Exempt Fund Investor B Shares commenced operations on May 17,
   1994.

 + Annualized.

++ Total return represents aggregrate total return for the periods indicated.


   Objectives

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


   How Objectives Are Pursued

NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by the trust. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."


NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."



The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an

"issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."


The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."


RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal. For additional risk information regarding the Funds' investment in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: The Funds are subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the Funds' SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations. The investment objectives and policies of the Funds, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in its best interests, it may consider terminating sales of its shares in the states involved.


In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except the Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

   How Performance Is Shown


From time to time, a Fund may advertise the "yield" and "effective yield" of a class of shares, and Nations Tax Exempt Fund may advertise the "tax-equivalent yield" of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield will always be higher than the "yield" of a class of shares in the Nations Tax Exempt Fund.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.


In addition to Investor B Shares, the Funds offer Primary A, Primary B, Investor A, Investor C and Investor D Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of the Funds' shares. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent.

   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc., with its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Fund, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; and 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.



For the services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.055% of the average daily net assets of each Fund.



From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement fees at the rates of 0.16% and 0.17% of the average daily net assets of Nations Government Money Market Fund and the Nations Tax

Exempt Fund, respectively. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank fees at the rates of 0.13% and 0.16% of the average daily net assets of the Nations Prime Fund and Nations Treasury Fund, respectively.



Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysts.



Sandra L. Duck is a Product Manager, Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Previously she was Vice President and Portfolio Manager for NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.



Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager of Nations Prime Fund since 1988. Previously she was Vice President and Senior Portfolio Manager for NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.07% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor B Shares of the Funds. See "Shareholder Servicing And Distribution Plans."


NationsBank of Texas, N.A., serves as each Fund's custodian (the "Custodian"). The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.


First Data serves as transfer agent (the "Transfer Agent") for each Fund's Investor B Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor B Shares, are deducted from accrued income before dividends are declared. The respective Funds' expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; Directors' or Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor B Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and distribution costs. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.


NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. This Prospectus relates only to the Investor B Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-626-2275.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of a fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of instances where the 1940 Act requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which consists of separate classes of shares. This Prospectus relates only to the Investor B Shares of Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-626-2275.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of Nations Fund, Inc.'s outstanding shares. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor B Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents").

There is a minimum initial investment of $25,000; the minimum subsequent investment is $1,000, except for investments pursuant to the Systematic Investment Plan described below and reinvested dividends. Investor B Shares of the Money Market Funds are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").

The Selling Agents have entered into Sales Support Agreements with Stephens under which they will provide sales support assistance to their Customers who own Investor B Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") will provide various shareholder services for their Customers who own Investor B Shares ("Servicing Agents"). Selling Agents and Servicing Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens, and Nations Fund may agree to volun-tarily reduce the fees payable for shareholder services and sales support services. See "Shareholder Servicing And Distribution Plans."


Nations Fund reserves the right to reject any purchase order. The issuance of Investor B Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). Absent prior arrangement with Stephens or the Transfer Agent, purchase orders received after such time on any given day will not be accepted; notice thereof will be given to the Selling Agent transmitting the order, and any funds received will be returned promptly to the sending Selling Agent. Any late purchase orders that are not rejected pursuant to such a prior arrangement will be executed on the following Business Day. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor B Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.


The Selling Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor B Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $500. For more information concerning the SIP, contact your Selling Agent.


TELEPHONE TRANSACTIONS: An investor may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.


   Shareholder Servicing And Distribution
   Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits each Fund to compensate Servicing Agents for certain shareholder support services that are provided by the Servicing Agents to their Customers that own Investor B Shares. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors or the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of a Fund's Investor B Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Investor B Shares; providing sub-accounting with respect to Investor B Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor B Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.


Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.


DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Directors and Trustees also have approved a Distribution Plan with respect to Investor B Shares of the Funds. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for expenses incurred in connection with sales support services. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors or Board of Trustees provided that the annual rate may not exceed 0.10% of the average daily net asset value of a Fund's Investor B Shares. Payments to Stephens pursuant to the Distribution Plan will be used (i) to compensate Selling Agents for providing sales support assistance relating to Investor B Shares, (ii) for promotional activities intended to result in the sale of Investor B Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Funds' Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.


Nations Fund understands that Selling Agents and/or Servicing Agents may charge fees to their Customers who are the owners of Investor B Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agents by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers of Agents should read this Prospectus in light of the terms governing their accounts with their Agents.


   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Trans-fer Agent. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund.


Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.


Nations Fund may redeem a shareholder's Investor B Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor B Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

Free checkwriting is available with respect to Investor B Shares of the Funds. With this service, a shareholder may write checks in the amount of $500 or more. To obtain checks, a shareholder must complete the signature section included within the Account Application Form. To establish this checkwriting service after opening an account in one of the Funds, the shareholder must contact his/her Selling Agent by telephone or mail to obtain an Application Form. A shareholder will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented to the Custodian for payment. Upon 30 days' prior written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor B Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $500 on or about the 10th or 25th day of the applicable month of withdrawal. Investor B Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Fund at any time.

   How To Exchange Shares

The exchange feature enables a shareholder of Investor B Shares of a Money Market Fund to acquire Investor B Shares of another Money Market Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Investor B Shares for Investor B Shares of another Money Market Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.

The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.

Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Selling Agent through which the original shares were purchased. Investors should consult their Selling Agent or Stephens for further information regarding exchanges.

Investor B Shares may be exchanged by directing a request directly to the Selling Agent through which the original Investor B Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Selling Agent or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Selling Agent.

   How The Funds Value Their Shares


The net asset value of a share of each class of shares in a Fund is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.

The assets of each Fund are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

   How Dividends And Distributions Are
   Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of each Fund are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Investor B Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor B Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Selling Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor B Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.


Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of retail transfer agency fees allocated to Investor B Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.



Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.


Dividends received from Nations Treasury Fund and Nations Government Money Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) may be subject to state and local taxes.


Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of tax. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.



NATIONS TAX EXEMPT FUND: As a regulated investment company, Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distribution may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.



If Nations Tax Exempt Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from Federal income tax and also may be subject to state and local tax.



The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset-backed securities provide periodic payments which generally consist of both interest and principal payments.


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.


Non-mortgage-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.



Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All other Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).



Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, the Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.



Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.



COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the Funds sells their shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, GICs and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instrument. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal Securities also may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases", and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Security. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.



In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.



Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Fed-eral Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE-AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings


The following summarizes the highest two ratings used by S&P for corporate and municipal bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the highest two ratings used by Moody's for corporate and municipal bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1.

The following summarizes the highest two ratings used by D&P for bonds:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major category.

The following summarizes the highest two ratings used by Fitch for bonds:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated

Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term ratings described above.



For commercial paper, Fitch uses the short-term ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the two highest investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

The following summarizes the two highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

The following summarizes the two highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

Prospectus


                                   INVESTOR C SHARES
                                       APRIL 1, 1996



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively the "Money Market Funds") of the Nations Fund Family ("Nations Fund" or "Nations Fund
Family"). This Prospectus describes one class of shares of each Money Market Fund -- Investor C
Shares.


EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET ASSET
VALUE OF $1.00 PER SHARE. INVESTMENTS IN THE MONEY
MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY
THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE
THAT THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN
A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor C Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company, is contained in separate Statements of Additional Information
(the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus. NationsBanc
Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates, Inc.
("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    Nations Prime Fund
                                                    Nations Treasury Fund
                                                    Nations Government
                                                       Money Market Fund
                                                    Nations Tax
                                                       Exempt Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    NATIONS
                                                       FUND


NF-96139-496

                            Table  Of  Contents
About The Funds


                            Prospectus Summary                                 3
                            Expenses Summary                                   4
                            Financial Highlights                               5
                            Objectives                                         7
                            How Objectives Are Pursued                         7
                            How Performance Is Shown                           9
                            How The Funds Are Managed                          9
                            Organization And History                          12


About Your Investment


                            How To Buy Shares                                 13
                            Shareholder Servicing Plan                        14
                            How To Redeem Shares                              14
                            How To Exchange Shares                            15
                            How The Funds Value Their Shares                  15
                            How Dividends And Distributions Are Made; Tax Information 16
                            Appendix A -- Portfolio Securities                17
                            Appendix B -- Description Of Ratings              22



                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
                            BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds



   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



         (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



        (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



        (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



       (Bullet) The Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Prime Fund, Nations Treasury Fund,
         Nations Government Money Market Fund and Nations Tax Exempt Fund declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR C SHARES
                                                                                Nations              Nations
SHAREHOLDER TRANSACTION EXPENSES                                              Prime Fund          Treasury Fund

Sales Load Imposed on Purchases                                                  None                 None
Deferred Sales Charge                                                            None                 None

                                                                                Nations
                                                                              Government           Nations Tax
                                                                                 Money               Exempt
SHAREHOLDER TRANSACTION EXPENSES                                              Market Fund             Fund

Sales Load Imposed on Purchases                                                  None                 None

Deferred Sales Charge                                                            None                 None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                                                Nations              Nations
SHAREHOLDER TRANSACTION EXPENSES                                              Prime Fund          Treasury Fund
Management Fees (After Fee Waivers)                                                 .14%                 .14%
Rule 12b-1 Fees                                                                  None                 None
Shareholder Servicing Fees (After Fee Waivers)                                      .25%                 .25%
Other Expenses (After Expense Reimbursements)                                       .16%                 .16%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)             .55%                 .55%

                                                                                Nations
                                                                              Government           Nations Tax
                                                                                 Money               Exempt
SHAREHOLDER TRANSACTION EXPENSES                                              Market Fund             Fund

Management Fees (After Fee Waivers)                                                 .12%                 .13%
Rule 12b-1 Fees                                                                  None                 None
Shareholder Servicing Fees (After Fee Waivers)                                      .25%                 .15%
Other Expenses (After Expense Reimbursements)                                       .18%                 .17%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)             .55%                 .45%




EXAMPLES:


You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                                Nations Treasury
                                                                          Nations Prime Fund          Fund

1 Year                                                                               $ 6                  $ 6
3 Years                                                                   $           18       $           18
5 Years                                                                   $           31       $           31
10 Years                                                                  $           69       $           69

                                                                          Nations Government   Nations Tax Exempt
                                                                           Money Market Fund          Fund

1 Year                                                                               $ 6                  $ 5
3 Years                                                                   $           18       $           14
5 Years                                                                   $           31       $           25
10 Years                                                                  $           69       $           57




The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in each Fund will bear either directly or indirectly. The "Other Expenses" figures contained in the above table are based on estimated amounts for the Funds' current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers and expense reimbursements, "Management Fees," "Other Expenses" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .17% and .62%, respectively; Nations Treasury Fund -- .20%, .17% and .62%, respectively; Nations Government Money Market Fund -- .40%, .21% and .86%, respectively. Absent fee waivers and expense reimbursements, "Management Fees," "Shareholder Servicing Fees," "Other Expenses" and "Total Operating Expenses" for the Nations Tax Exempt Fund would have been .40%, .25%, .20% and .85%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND

                                                                                  SIX MONTHS
                                                                                     ENDED                YEAR
                                                                                   11/30/95               ENDED
INVESTOR C SHARES                                                                 (UNAUDITED)           05/31/95
Operating performance:
Net asset value, beginning of period                                               $    1.00            $    1.00
Net investment income                                                                 0.0276               0.0493
Dividends from net investment income                                                 (0.0276)             (0.0493)
Net asset value, end of period                                                     $    1.00            $    1.00
Total return++                                                                          2.80%                5.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $  67,830            $  53,451
Ratio of operating expenses to average net assets                                       0.55%+               0.56%
Ratio of net investment income to average net assets                                    5.50%+               4.97%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                        0.62%+               0.64%
Net investment income per share without waivers and/or reimbursements              $  0.0273            $  0.0485


                                                                                    PERIOD
                                                                                     ENDED
INVESTOR C SHARES                                                                  05/31/94*
Operating performance:
Net asset value, beginning of period                                               $    1.00
Net investment income                                                                 0.0155
Dividends from net investment income                                                 (0.0155)
Net asset value, end of period                                                     $    1.00
Total return++                                                                          1.58%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $   1,481
Ratio of operating expenses to average net assets                                       0.55%+
Ratio of net investment income to average net assets                                    2.95%+
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                        0.62%+
Net investment income per share without waivers and/or reimbursements              $  0.0151



 * Nations Prime Fund Investor C Shares commenced operations on November 26,
   1993.

 + Annualized.

++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.


NATIONS TREASURY FUND

                                                                                  SIX MONTHS
                                                                                     ENDED                YEAR
                                                                                   11/30/95               ENDED
INVESTOR C SHARES                                                                 (UNAUDITED)           05/31/95
Operating performance:
Net asset value, beginning of period                                               $    1.00            $    1.00
Net investment income                                                                 0.0270               0.0468
Dividends from net investment income                                                 (0.0270)             (0.0468)
Distributions from net realized capital gains                                             --              (0.0000)**
Net asset value, end of period                                                     $    1.00            $    1.00
Total return++                                                                          2.73%                4.76%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $   8,242            $   6,373
Ratio of operating expenses to average net assets                                       0.55%+               0.56%
Ratio of net investment income to average net assets                                    5.38%+               4.73%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                        0.61%+               0.61%
Net investment income per share without waivers and/or reimbursements              $  0.0267            $  0.0463


                                                                                    PERIOD
                                                                                     ENDED
INVESTOR C SHARES                                                                  05/31/94*
Operating performance:
Net asset value, beginning of period                                               $    1.00
Net investment income                                                                 0.0019
Dividends from net investment income                                                 (0.0019)
Distributions from net realized capital gains                                             --
Net asset value, end of period                                                     $    1.00
Total return++                                                                          0.19%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $     191
Ratio of operating expenses to average net assets                                       0.55%+
Ratio of net investment income to average net assets                                    2.72%+
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                        0.61%+
Net investment income per share without waivers and/or reimbursements              $  0.0019



 * Nations Treasury Fund Investor C Shares commenced operations on May 11, 1994.

** Amount represents less than $0.0001.
 + Annualized.

++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT MONEY MARKET FUND

                                                                                                             YEAR
                                                                                                             ENDED
INVESTOR C SHARES                                                                                          11/30/95
Operating performance:
Net asset value, beginning of year                                                                         $    1.00
Net investment income                                                                                         0.0532
Distributions:
Dividends from net investment income                                                                         (0.0532)
Dividends from net realized gains                                                                                 --
Total distributions                                                                                          (0.0532)
Net asset value, end of year                                                                               $    1.00
Total return++                                                                                                  5.44%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                                                            $   4,414
Ratio of operating expenses to average net assets                                                               0.55%
Ratio of net investment income to average net assets                                                            5.33%
Ratio of operating expenses to average net assets without waivers                                               0.82%
Net investment income per share without waivers                                                            $  0.0505


                                                                                                            PERIOD
INVESTOR C SHARES                                                                                       ENDED 11/30/94*

Operating performance:
Net asset value, beginning of year                                                                         $    1.00
Net investment income                                                                                         0.0290
Distributions:
Dividends from net investment income                                                                         (0.0290)
Dividends from net realized gains                                                                            (0.0000)#
Total distributions                                                                                          (0.0290)
Net asset value, end of year                                                                               $    1.00
Total return++                                                                                                  2.72%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                                                            $     476
Ratio of operating expenses to average net assets                                                               0.55%+
Ratio of net investment income to average net assets                                                            3.54%+
Ratio of operating expenses to average net assets without waivers                                               0.84%+
Net investment income per share without waivers                                                            $  0.0268



  * Nations Government Money Market Fund Investor C Shares commenced operations on March 21, 1994.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated.


 # Amount represents less than $0.0001 per share.


NATIONS TAX EXEMPT FUND

                                                                                                             YEAR
                                                                                                             ENDED
INVESTOR C SHARES                                                                                          11/30/95
Operating performance:
Net asset value, beginning of year                                                                         $    1.00
Net investment income                                                                                         0.0346
Dividends from net investment income                                                                         (0.0346)
Net asset value, end of year                                                                               $    1.00
Total return++                                                                                                  3.52%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                                                            $  41,409
Ratio of operating expenses to average net assets                                                               0.45%
Ratio of net investment income to average net assets                                                            3.47%
Ratio of operating expenses to average net assets without waivers                                               0.72%
Net investment income per share without waivers                                                            $  0.0320

                                                                                                            PERIOD
                                                                                                             ENDED
INVESTOR C SHARES                                                                                          11/30/94*
Operating performance:
Net asset value, beginning of year                                                                         $    1.00
Net investment income                                                                                         0.0203
Dividends from net investment income                                                                         (0.0203)
Net asset value, end of year                                                                               $    1.00
Total return++                                                                                                  1.90%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                                                            $  25,704
Ratio of operating expenses to average net assets                                                               0.42%+
Ratio of net investment income to average net assets                                                            2.44%+
Ratio of operating expenses to average net assets without waivers                                               0.74%+
Net investment income per share without waivers                                                            $  0.0177



  * Nations Tax Exempt Fund Investor C Shares commenced operations on March 7, 1994.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated.

   Objectives


Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities. Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No Fund should be considered, by itself, to provide a complete investment program for any investor.



NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


   How Objectives Are Pursued


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."


NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."


NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."



The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."


The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."



RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal. For additional risk information regarding the Funds' investment in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: The Funds are subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in each Fund's SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations. The investment objectives and policies of the Funds, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus or the SAIs. Should a Fund determine that any such commitment is no longer in its best interests, it may consider terminating sales of its shares in the states involved.


In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"), some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks which, at the time of acquisition, are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.


   How Performance Is Shown


From time to time the Funds may advertise the yield and effective yield on a class of shares and the Nations Tax Exempt Fund also may advertise the tax-equivalent yield of a class of shares. YIELD, EFFECTIVE YIELD AND TAX EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.


Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.


In addition to Investor C Shares, the Funds offer Primary A, Primary B, Investor A, Investor B and Investor D Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or the investor's servicing agent.


   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.



Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its princi-pal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to Nations Tax Exempt Fund, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; and 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.



For the services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.055% of the average daily net assets of each Fund.



From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the rates of 0.16% and 0.17% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund, respectively. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank fees at the rates of 0.13% and 0.16% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund, respectively.



Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysts.



Sandra L. Duck is a Product Manager, Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Previously she was Vice President and Portfolio Manager for NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.



Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager of the Nations Prime Fund since 1988. Previously she was Vice President and Senior Portfolio Manager for NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.07% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to servicing agents that assist customers in purchasing Investor C Shares of the Funds. See "Shareholder Servicing Plan."


NationsBank of Texas, N.A., serves as each Fund's custodian (the "Custodian"). The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.


First Data serves as transfer agent (the "Transfer Agent") for each Fund's Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor C Shares are deducted from accrued income before dividends are declared. The respective Fund's expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; Directors' or Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor C Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service costs. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. This Prospectus relates only to the Investor C Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of a fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class of shares. See the SAI for examples of instances where the 1940 Act requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of the Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of Nations Fund, Inc.'s outstanding shares. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund,

Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") with Stephens ("Servicing Agents").

Investors exchanging Investor N Shares of a non-money market fund of the Nations Fund Family for Investor C Shares of the Money Market Funds and investors who have entered into managed account arrangements with a Servicing Agent are eligible to invest in Investor C Shares of the Funds. Under a managed account arrangement investors would be provided with some or all of the following types of services or features: automated investment of excess account cash balances; debit cards; checking privileges; direct deposit; automatic bill payment; federal funds transfer; travelers checks; charge card protection; and periodic summary account statements.

Investor C Shares of the Money Market Funds are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").

Servicing Agents will perform various shareholder services for their customers ("Customers") who from time to time own of record or beneficially Investor C Shares. From time to time the Servicing Agents and the Funds may agree to voluntarily reduce the fees payable for shareholder services. See "Shareholder Servicing Plan."

Nations Fund reserves the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds and share certificates are not issued.


EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). Absent prior arrangement with Stephens or the Transfer Agent, purchase orders received after such time on any given day will not be accepted; notice thereof will be given to the Servicing Agent transmitting the order, and any funds received will be returned promptly to the sending Servicing Agent. Any late purchase orders that are not rejected pursuant to such a prior arrangement will be executed on the following Business Day. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor C Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.


The Servicing Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.


TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize requests in writing only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing Plan

The Directors and Trustees have approved a Shareholder Servicing Plan (the "Servicing Plan") with respect to Investor C Shares of each Fund. Pursuant to the Servicing Plan, a Fund may pay Servicing Agents that have entered into a Servicing Agreement with Nations Fund for certain shareholder support services that are provided by the Servicing Agents. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors or the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of a Fund's Investor C Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; pro-cessing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Investor C Shares; providing sub-accounting with respect to Investor C Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor C Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.

Nations Fund understands that Servicing Agents may charge fees to their Customers who are the owners of Investor C Shares for additional services provided in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by Servicing Agents under a Servicing Agreement with Nations Fund. The Servicing Agreements require Servicing Agents to disclose to their Customers any compensation payable to the Servicing Agents by Nations Fund and any other compensation payable by Customers in connection with the investment of their assets in Investor C Shares. Customers should read this Prospectus in light of the terms governing their accounts with their Servicing Agents.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Servicing Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. The Servicing Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund.



Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Servicing Agents. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.


Nations Fund may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Servicing Agent pursuant to arrangements between the Servicing Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

   How To Exchange Shares

SHARES PURCHASED DIRECTLY THROUGH A SERVICING AGENT: Investor C Shares of a Money Market Fund purchased directly through a Servicing Agent may not be exchanged for shares of another fund of Nations Fund.

SHARES ACQUIRED THROUGH AN EXCHANGE: The exchange feature enables a shareholder who acquires Investor C Shares of a Money Market Fund through an exchange of Investor N Shares of a non-money market fund or a permissible exchange of Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund to re-exchange such shares for Investor C Shares of another Money Market Fund, Investor N Shares of any non-money market fund of Nations Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) or for Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. A re-exchange of Investor C Shares for shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.


If a shareholder acquires Investor C Shares of a Money Market Fund through an exchange, the acquired shares (and any other Investor A or Investor C Shares acquired through a re-exchange of such shares) will remain subject to the contingent deferred sales charge ("CDSC") schedule applicable to the original Investor N Shares purchased.


The holding period (for the purpose of determining the applicable rate of the CDSC) does not accrue as long as the investor holds Investor C Shares of a Money Market Fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon redemption is based upon the total holding period of Investor N Shares of a non-money market fund that charges a CDSC.


The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.


The current prospectus for each fund of Nations Fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.

Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

Investor C Shares may be exchanged by directing a request directly to the Servicing Agent through which the original Investor C Shares were acquired or in some cases to Stephens or the Transfer Agent. Your exchange feature may be governed by your account agreement with your Servicing Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Servicing Agent through which the original shares were purchased. Investors should consult their Servicing Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares


The net asset value of a share of each class of shares in the Funds is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.

The assets of each Money Market Fund are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

   How Dividends And Distributions Are Made;
   Tax Information


DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of each Fund are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Investor C Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor C Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Funds' Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Servicing Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.


Each Fund's net investment income available for distribution to the holders of Investor C Shares will be reduced by the amount of shareholder servicing fees paid to Servicing Agents and by the amount of retail transfer agency fees payable to the Transfer Agent applicable to Investor C Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.



Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account is generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.


Dividends received from Nations Treasury Fund and Nations Government Money Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

NATIONS TAX EXEMPT FUND: As a regulated investment company, the Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the related SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by the Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distribution may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


If Nations Tax Exempt Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from Federal income tax and also may be subject to state and local taxes.



The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.


ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.



Non-mortgage-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.


The Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. The Nations Prime Fund may invest in U.S. dollar-denominated obli-gations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).


Eurodollar obligations Yankee dollar obligations and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might requre the untimely disposition of securities.


Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, the Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.



Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instru-ments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, GICs and some commercial paper issued in reliance upon the exemption in
Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instrument. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal Securities also may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases", and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Security. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.


Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by a trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued", "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings


The following summarizes the highest two ratings used by S&P for corporate and municipal bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the highest two ratings used by Moody's for corporate and municipal bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1.

The following summarizes the highest two ratings used by D&P for bonds:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major category.

The following summarizes the highest two ratings used by Fitch for bonds:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1-indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely pay-ment of principal or interest over the term to maturity of the rated instrument. The following are the two highest investment grade ratings used by BankWatch for long-term debt:

AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

The following summarizes the two highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

The following summarizes the two highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly stong credit feature, a rating of A1+ is assigned.

Prospectus


                                  INVESTOR C SHARES
                                      APRIL 1, 1996



This Prospectus describes NATIONS VALUE FUND,
NATIONS EQUITY INCOME FUND, NATIONS BALANCED ASSETS
FUND, NATIONS CAPITAL GROWTH FUND, NATIONS EMERGING
GROWTH FUND AND NATIONS DISCIPLINED EQUITY FUND
(the "Funds") of the Nations Fund Family ("Nations
Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of the Funds -- Investor C Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor C Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc., each an open-end management investment company, is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust and
Nations Fund, Inc., each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc.
("NBAI") is the investment adviser to the Funds.
TradeStreet Investment Associates, Inc.
("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.


SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.



                                                     GROWTH AND INCOME FUNDS:
                                                     Nations Value Fund
                                                     Nations Equity Income Fund
                                                     Nations Balanced Assets
                                                     Fund
                                                     GROWTH FUNDS:
                                                     Nations Capital Growth Fund
                                                     Nations Emerging Growth
                                                     Fund

                                                     Nations Disciplined Equity
                                                     Fund


                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854
                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     NATIONS
                                                       FUND
                                                     (logo appears here)


  NF-96140-496

                             Table  Of  Contents


About The Funds

                             Prospectus Summary                                3
                             Expenses Summary                                  5
                             Financial Highlights                              7
                             Objectives                                       12
                             How Objectives Are Pursued                       13
                             How Performance Is Shown                         19
                             How The Funds Are Managed                        20
                             Organization And History                         24



 About Your Investment

                             How To Buy Shares                                26
                             Shareholder Servicing And Distribution Plans     27
                             How To Redeem Shares                             29
                             How To Exchange Shares                           30
                             How The Funds Value Their Shares                 31
                             How Dividends And Distributions Are Made;
                             Tax Information                                  32
                             Appendix A -- Portfolio Securities               33
                             Appendix B -- Description Of Ratings             41




                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE
                             FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds



   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. Minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



GROWTH AND INCOME FUNDS



  (Bullet) Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



           (Bullet) Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



           (Bullet) Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities and cash equivalents.



GROWTH FUNDS



  (BULLET) Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation.



  (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.



  (Bullet) Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of the Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Fund's investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Funds declare and pay dividends from net investment income each calendar quarter. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary



Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


                                                           Nations            Nations            Nations
                                        Nations            Equity            Balanced            Capital       Nations Emerging
                                      Value Fund         Income Fund        Assets Fund        Growth Fund        Growth Fund

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases             None               None               None               None               None
Deferred Sales Charge (as a
  percentage of the lower of the
  original purchase price or
  redemption proceeds)1                     .50%               .50%               .50%               .50%               .50%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)

Management Fees                             .75%               .70%               .75%               .75%               .75%
Rule 12b-1 Fees (After Fee
  Waivers)                                  .25%               .25%               .25%               .25%               .25%
Shareholder Servicing Fees                  .25%               .25%               .25%               .25%               .25%
Other Expenses (After Expense
  Reimbursements)                           .19%               .21%               .24%               .23%               .23%
Total Operating Expenses (After
  Fee Waivers and Expense
  Reimbursements)                          1.44%              1.41%              1.49%              1.48%              1.48%

                                        Nations
                                      Disciplined
                                      Equity Fund
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases             None
Deferred Sales Charge (as a
  percentage of the lower of the
  original purchase price or
  redemption proceeds)1                     .50%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Management Fees                             .75%
Rule 12b-1 Fees (After Fee
  Waivers)                                  .25%
Shareholder Servicing Fees                  .25%
Other Expenses (After Expense
  Reimbursements)                           .25%
Total Operating Expenses (After
  Fee Waivers and Expense
  Reimbursements)                          1.50%

EXAMPLES:


You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                           Nations            Nations            Nations            Nations
                                        Nations            Equity            Balanced        Capital Growth     Emerging Growth
                                      Value Fund         Income Fund        Assets Fund           Fund               Fund

1 Year                                 $      20          $      19          $      20          $      20          $      20
3 Years                                $      46          $      45          $      47          $      47          $      47
5 Years                                $      79          $      77          $      81          $      81          $      81
10 Years                               $     172          $     169          $     178          $     177          $     177

                                        Nations
                                      Disciplined
                                      Equity Fund
1 Year                                 $      20
3 Years                                $      47
5 Years                                      N/A
10 Years                                     N/A


You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds, assuming a 5% annual return but no redemption.

                                                           Nations            Nations            Nations            Nations
                                        Nations            Equity            Balanced        Capital Growth     Emerging Growth
                                      Value Fund         Income Fund        Assets Fund           Fund               Fund

1 Year                                 $      15          $      14          $      15          $      15          $      15
3 Years                                $      46          $      45          $      47          $      47          $      47
5 Years                                $      79          $      77          $      81          $      81          $      81
10 Years                               $     172          $     169          $     178          $     177          $     177

                                        Nations
                                      Disciplined
                                      Equity Fund
1 Year                                 $      15
3 Years                                $      47
5 Years                                      N/A
10 Years                                     N/A



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares of the Funds will bear either directly or indirectly. The figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. In particular, the figures reflect a waiver effective January 1, 1996, of each Fund's Rule 12b-1 fees to 0.25% of each Fund's average daily net assets. Absent such waiver, each Fund's Total Operating Expenses would be 0.50% greater than the amount shown. Nations Equity Income Fund reimburses expenses. Accordingly, absent fee waivers and expense reimbursements "Rule 12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for such Fund would have been .75%, .22% and 1.92%, respectively. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.


FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VALUE FUND
                                                                    YEAR              YEAR             YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED            ENDED
INVESTOR C SHARES                                                 11/30/95          11/30/94         11/30/93         11/30/92*
Operating performance:
Net asset value, beginning of year                              $   12.90         $   13.64          $   12.41      $   11.63
Net investment income                                                0.13              0.12               0.13           0.07
Net realized and unrealized gain/(loss) on investments               3.88             (0.22)              1.32           0.78
Net increase/(decrease) in net assets resulting from
  investment operations                                              4.01             (0.10)              1.45           0.85
Distributions:
Dividends from net investment income                                (0.15)            (0.10)             (0.13)        (0.07)
Distributions from net realized capital gains                       (0.67)            (0.54)             (0.09)            --
Total distributions                                                 (0.82)            (0.64)             (0.22)        (0.07)
Net asset value, end of year                                    $   16.09         $   12.90          $   13.64      $   12.41
Total return++                                                      33.15%            (0.92)%            11.85%          7.33%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                              $   4,185         $   2,983          $   2,997      $   1,286
Ratio of operating expenses to average net assets                    1.94%             1.93%              1.96%          1.98%+
Ratio of net investment income to average net assets                 0.90%             0.85%              0.98%          1.22%+
Portfolio turnover rate                                                63%               75%                64%            60%
Ratio of operating expenses to average net assets without
  waivers
  and/or reimbursements                                              1.94%             1.93%              1.97%          1.98%+
Net investment income per share without waivers and/or
  reimbursements                                                $    0.13         $    0.12          $    0.13      $    0.07



  * Nations Value Fund Investor C Shares commenced operations on June 17, 1992.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


+++ Unaudited.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND


                                                           SIX MONTHS
                                                              ENDED              YEAR               YEAR              PERIOD
                                                            11/30/95             ENDED              ENDED              ENDED
INVESTOR C SHARES                                          (UNAUDITED)         05/31/95           05/31/94           05/31/93*
Operating performance:
Net asset value, beginning of period                      $   11.83          $   11.47            $   12.04        $   11.13
Net investment income                                          0.14               0.32                 0.28             0.32
Net realized and unrealized gain on investments                0.84               1.08                 0.21             1.32
Net increase in net assets resulting from investment
  operations                                                   0.98               1.40                 0.49             1.64
Distributions:
Dividends from net investment income                          (0.14)             (0.31)               (0.25)           (0.28)
Distributions from net realized capital gains                    --              (0.73)               (0.81)           (0.45)
Total distributions                                           (0.14)             (1.04)               (1.06)           (0.73)
Net asset value, end of period                            $   12.67          $   11.83            $   11.47        $   12.04
Total return++                                                 8.34%             13.49%                3.96%           15.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                         $   4,601          $   4,278            $   4,221        $   4,377
Ratio of operating expenses to average net assets              1.91%+             1.92%                1.94%            1.92%+
Ratio of net investment income to average net assets           2.15%+             2.75%                2.41%            2.37%+
Portfolio turnover rate                                          33%               158%                 116%              55%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                        1.91%+             1.93%                1.95%            2.04%+
Net investment income per share without waivers and/or
  reimbursements                                          $    0.13          $    0.32            $    0.28        $    0.31



  * Nations Equity Income Fund Investor C Shares commenced operations on June 17, 1992.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS BALANCED ASSETS FUND


                                                                    YEAR             YEAR             YEAR             PERIOD
                                                                   ENDED             ENDED            ENDED            ENDED
INVESTOR C SHARES                                                 11/30/95         11/30/94         11/30/93         11/30/92*
Operating performance:
Net asset value, beginning of year                              $   10.38          $   10.82        $   10.23      $   10.00
Net investment income                                                0.26               0.14             0.23           0.01
Net realized and unrealized gain/(loss) on investments               2.21              (0.43)            0.59           0.22#
Net increase/(decrease) in net assets resulting from
  investment operations                                              2.47              (0.29)            0.82           0.23
Distributions:
Dividends from net investment income                                (0.22)             (0.15)           (0.23)            --
Distributions from net realized gains                               (0.02)                --               --             --
Total distributions                                                 (0.24)             (0.15)           (0.23)            --
Net asset value, end of year                                    $   12.61          $   10.38        $   10.82      $   10.23
Total return++                                                      24.03%             (2.72)%           8.06%          2.30%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                              $     992          $     951        $   1,196      $     156
Ratio of operating expenses to average net assets                    1.99%              1.98%            1.90%          1.30%+
Ratio of net investment income to average net assets                 2.25%              1.31%            1.82%          2.85%+
Portfolio turnover rate                                               174%               156%              50%            79%
Ratio of operating expenses to average net assets without
  waivers                                                            1.99%              1.99%            1.97%          2.05%+
Net investment income per share without waivers                 $    0.26          $    0.14        $    0.22      $    0.01



  * Nations Balanced Assets Fund Investor C Shares commenced operations on October 2, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND


                                                                      YEAR             YEAR             YEAR             PERIOD
                                                                      ENDED            ENDED            ENDED            ENDED
INVESTOR C SHARES                                                   11/30/95         11/30/94         11/30/93         11/30/92*
Operating performance:
Net asset value, beginning of year                                 $   11.14         $   11.01        $   10.67      $   10.00
Net investment income/(loss)                                           (0.03)            (0.02)           (0.00)(a)      (0.00)(a)
Net realized and unrealized gain on investments                         3.24              0.15             0.38           0.67#
Net increase in net assets resulting from investment operations         3.21              0.13             0.38           0.67
Distributions:
Dividends from net investment income                                      --                --            (0.03)            --
Distributions from net realized gains                                  (0.26)            (0.00)(a)        (0.01)            --
Total distributions                                                    (0.26)            (0.00)(a)        (0.04)          0.00(a)
Net asset value, end of year                                       $   14.09         $   11.14        $   11.01      $   10.67
Total return++                                                         29.61%             1.22%            3.61%          6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                 $   3,322         $   2,394        $   2,919      $     406
Ratio of operating expenses to average net assets                       1.98%             1.90%            1.80%          1.30%+
Ratio of net investment income/(loss) to average net assets            (0.29)%           (0.15)%          (0.16)%         0.33%+
Portfolio turnover rate                                                   80%               56%              81%             7%
Ratio of operating expenses to average net assets without
  waivers                                                               1.98%             1.91%            1.89%          2.05%+
Net investment income/(loss) per share without waivers             $   (0.03)        $   (0.02)       $    0.00(a)   $    0.00(a)



  * Nations Capital Growth Fund Investor C Shares commenced operations on October 2, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.

 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.


 (a) Amount represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND


                                                                                    YEAR             YEAR            PERIOD
                                                                                    ENDED            ENDED            ENDED
INVESTOR C SHARES                                                                 11/30/95         11/30/94#        11/30/93*
Operating performance:
Net asset value, beginning of year                                                $   11.20        $   10.78        $    9.89
Net investment income/(loss)                                                          (0.08)           (0.14)           (0.09)
Net realized and unrealized gain on investments                                        3.15             0.70             0.98
Net increase in net assets resulting from investment operations                        3.07             0.56             0.89
Distributions:
Distributions from net realized gains                                                 (0.40)           (0.14)              --
Total distributions                                                                   (0.40)           (0.14)              --
Net asset value, end of year                                                      $   13.87        $   11.20        $   10.78
Total return++                                                                        28.67%            5.19%            9.00%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                $     805        $     542        $     469
Ratio of operating expenses to average net assets                                      1.98%            2.01%            1.80%+
Ratio of net investment income/(loss) to average net assets                           (0.92)%          (1.29)%          (1.15)%+
Portfolio turnover rate                                                                 139%             129%             159%
Ratio of operating expenses to average net assets without waivers                      1.98%            2.01%            2.01%+
Net investment income/(loss) per share without waivers                            $   (0.08)       $   (0.12)       $   (0.11)



 * Nations Emerging Growth Fund Investor C Shares commenced operations on December 18, 1992.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND


                                                                                                              PERIOD
                                                                                                               ENDED
INVESTOR C SHARES                                                                                            11/30/95*
Operating performance:
Net asset value, beginning of year                                                                           $   14.08
Net investment income/(loss)                                                                                     (0.00)(a)
Net realized and unrealized gain/(loss) on investments                                                            2.92
Net increase/(decrease) in net assets resulting from investment operations                                        2.92
Distributions:
Dividends from net investment income                                                                             (0.03)
Distributions from net realized gains                                                                               --
Return of capital                                                                                                   --
Total distributions                                                                                              (0.03)
Net asset value, end of year                                                                                 $   16.97
Total return++                                                                                                   20.78%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                           $     322
Ratio of operating expenses to average net assets                                                                 2.30%+
Ratio of net investment income/(loss) to average net assets                                                      (0.15)%+
Portfolio turnover rate                                                                                            124%
Ratio of operating expenses to average net assets without waivers                                                 2.30%+
Net investment income/(loss) per share without waivers                                                       $   (0.00)(a)



 * Nations Disciplined Equity Fund Investor C Shares commenced operations on May 10, 1995.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Per share numbers have been calculated using the monthly average shares method.

(a) Amount represents less than $0.01 per share.



   Objectives


GROWTH AND INCOME FUNDS:


NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



NATIONS EQUITY INCOME FUND: Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities and cash equivalents.

GROWTH FUNDS:


NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above-average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.



NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.



NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



   How Objectives Are Pursued


GROWTH AND INCOME FUNDS:


NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.


In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic condi-tions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, the Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.

To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.


In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the

Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, the Adviser believes that common stocks typically offer the best opportunity for long-term capital appreciation. High quality companies with strong long term fundamentals and earnings growth potential, trading at reasonable market valuations, offer the best total return potential among common stocks.



The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with favorable industry positioning and strong management teams. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.


The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments, see "Appendix A."

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above-average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average earnings growth relative to the S&P 500 Index; (Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and
(Bullet) above-average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above-average market performance. Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above-average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for purchase by the Fund, the Adviser utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest up to 10% of its total assets in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.



GENERAL: Each Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ( the "CFTC") and options thereon for market exposure risk management. The Nations Balanced Assets Fund also may engage in dollar roll transactions. Each Fund may lend its portfolio securities to qualified institutional investors. Each Fund also may invest in restricted, private placement and other illiquid securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies. Each Fund (except the Nations Balanced Assets Fund) may invest in real estate investment trust securities.



PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. For the Funds' portfolio turnover rates, see "Financial Highlights." If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher costs to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.


RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.



"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.



Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolios and the Funds' operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor C Shares, the Funds offer Primary A, Primary B, Investor A and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent.


   How The Funds Are Managed


The business and affairs of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of their Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc., serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; and 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million.



For the services provided and the expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; and 0.20% of Nations Equity Income Fund's average daily net assets.



Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.



From time to time, NBAI (and/or TradeStreet) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Capital Growth
Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.70%; Nations Value Fund -- 0.75%; and Nations Balanced Assets
Fund -- 0.75%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.68% of the Nations Equity Income Fund's average daily net assets.



For the fiscal year ended November 30,1995, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.05% of the Fund's average daily net assets.



Sharon M. Herrmann, CFA, is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been Portfolio Manager for Nations Value Fund since 1989. Previously she was Senior Vice President and Portfolio Manager for NationsBank. Ms. Herrmann has worked for NationsBank since 1981 where her responsibilities included fund management and portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Philip J. Sanders, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Julie L. Hale, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Previously she was Vice President and Senior

Portfolio Manager for NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.



Edward E. (Jack) Smiley, Jr., CFA, is a Senior Product Manager, Equity Development for TradeStreet, and Senior Portfolio Manager for Nations Emerging Growth Fund. Mr. Smiley has been Portfolio Manager for Nations Emerging Growth Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1968. His past experience includes management consulting and portfolio management for Interfirst Investment Management, Merrill Lynch and Dean Witter. Mr. Smiley received a B.B.A. in Management from Southern Methodist University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the Dallas Association of Investment Analysts.



Jeffery C. Moser, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Disciplined Equity Fund. Mr. Moser has been the Portfolio Manager of the Nations Disciplined Equity Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Moser has worked for NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Eric S. Williams, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been Portfolio Manager for Nations Equity Income Fund since 1991. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1980. Past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995 Nations Fund Trust paid its administrators fees at the rate of 0.10% of the average daily net assets of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of Nations Equity Income Fund's average daily net assets.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares of the Funds. See "Shareholder Servicing And Distribution Plans."



NationsBank of Texas, N.A. ("NationsBank of Texas" or the "Custodian") serves as custodian for the assets of each Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly
(i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it serves as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Its address is 160 Federal Street, Boston, Massachusetts 02110.


EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor C Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; cost of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings, other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor C Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and Nations Fund, Inc. or in such other manner as the relevant Board of Trustees or Board of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor C Shares of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of Nations Equity Income Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a Sales Support Agreement with Stephens ("Selling Agents").

There is a minimum initial investment of $1,000, except that the minimum initial investment is:


(Bullet) $500 for "IRA" investors;


(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Account ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor C Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

With respect to Investor C Shares, the Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor C Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into Servicing Agreements with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor C Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.


TELEPHONIE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.


   Shareholder Servicing And Distribution
   Plans


Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Distribution Plan with respect to Investor C Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor C Shares. Payments under the Investor C Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees and Directors, provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor C Shares.


The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.

The Trustees and Directors also have approved a shareholder servicing plan ("Servicing Plan") for the Funds which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.


Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor C Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor C Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers, Investor C Shares of the Funds that are redeemed within one year of the date of purchase will be subject to a CDSC equal to 0.50% of the lesser of the net asset value or the purchase price of the shares being redeemed. Investor C Shares purchased prior to January 1, 1996 remain subject to the 1.00% CDSC. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.

Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor C Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to
Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor C shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Funds' Prospectus, but any such termination would affect only shares purchased after such termination.



Within 120 after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor C Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor C Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Fund at any time.

   How To Exchange Shares


The exchange feature enables a shareholder of Investor C Shares of a Nations Fund non-money market fund to acquire shares of the same class that are offered by another non-money market fund of Nations Fund or Investor D Shares of any Nations Fund money market fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor C Shares that meets the requirements discussed in this section.



If a shareholder acquired Investor C Shares of a Nations Fund non-money market fund or Investor D Shares of a Nations Fund money market fund through an exchange, the CDSC applicable to the original shares purchased will be applied to any redemption of the acquired shares. Additionally, when an investor exchanges Investor C Shares of a Nations Fund non-money market fund for shares of the same class of another non-money market fund or Investor D Shares of any money market fund of Nations Fund, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares.



AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent.


GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchange through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: The Funds distribute any net investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Investor C Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor C Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Fund of liability for Federal income tax on amounts distributed in accordance with the Code.



Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.)



Corporate investors in the Funds may be entitled to the dividends-received deduction on all or a portion of such Funds' dividends to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.



Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.


ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.



Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.



Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations), and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: To the extent provided under "How Objectives Are Pursued" the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.



The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securi-ties, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing author-ity of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repur-chase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:


     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA:


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in busi-ness, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus of minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR C SHARES
                                      APRIL 1, 1996



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively the "Tax-Exempt Funds") of Nations
Fund Trust, an open-end management investment company which is part of the Nations Fund Family
("Nations Fund" or "Nations Fund Family"). This
Prospectus describes one class of shares of the Tax-Exempt Funds -- Investor C Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor C Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust is contained in a separate Statement of Additional
Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAI bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.


SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.
NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

TAX-EXEMPT FUNDS
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund
Nations Florida Intermediate
  Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate
  Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
  Municipal Bond Fund
Nations Maryland Municipal
  Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund
Nations South Carolina Municipal Bond Fund
Nations Tennessee Intermediate Municipal Bond Fund
Nations Tennessee Municipal
  Bond Fund
Nations Texas Intermediate
  Municipal Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate
  Municipal Bond Fund
Nations Virginia Municipal
  Bond Fund

                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854
                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     NATIONS
                                                        FUND

42121A  NF-96141-496

                             Table  Of  Contents


                             About The Funds


                             Prospectus Summary                                3
                             Expenses Summary                                  5
                             Financial Highlights                             11
                             Objectives                                       29
                             How Objectives Are Pursued                       31
                             How Performance Is Shown                         34
                             How the Funds Are Managed                        35
                             Organization And History                         39


                             About Your Investment


                             How To Buy Shares                                40
                             Shareholder Servicing And Distribution Plans     41
                             How To Redeem Shares                             42
                             How To Exchange Shares                           44
                             How The Funds Value Their Shares                 45
                             How Dividends And Distributions Are Made;
                             Tax Information                                  45
                             Appendix A -- Portfolio Securities               47
                             Appendix B -- Description Of Ratings             53



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE
                             FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds



   Prospectus Summary



(Bullet) TYPE OF COMPANY: Open-end management investment company.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         $100 minimum subsequent investment (except for investments pursuant to the Systematic Investment Plan). See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



         (Bullet) Nations Municipal Income Fund's investment objective is to seek a high level of current interest income that is exempt from Federal income taxes. Such Fund invests primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax.



         (Bullet) Nations Short-Term Municipal Income Fund's investment objective is to seek a high level of current interest income that is exempt from Federal income taxes. Such Fund invests primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax.



         (Bullet) Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.



          (Bullet) Nations Florida Intermediate Municipal Bond Fund's and Nations Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income and the Florida state intangibles tax, consistent with relative stability of principal.



          (Bullet) Nations Georgia Intermediate Municipal Bond Fund's and Nations Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal.



          (Bullet) Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal.



          (Bullet) Nations North Carolina Intermediate Municipal Bond
                   Fund's and Nations North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes, consistent with the relative stability of principal.



          (Bullet) Nations South Carolina Intermediate Municipal Bond
                   Fund's and Nations South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal.



          (Bullet) Nations Tennessee Intermediate Municipal Bond Fund's and Nations Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal.



         (Bullet) Nations Texas Intermediate Municipal Bond Fund's and Nations Texas Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income tax, consistent with the relative stability of principal.



         (Bullet) Nations Virginia Intermediate Municipal Bond Fund's and Nations Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. Since the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invest primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting such states or their subdivisions. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in a Fund. The following tables summarize shareholder transaction and operating expenses for the Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor C Shares of a Fund over specified periods.

INVESTOR C SHARES

                               Nations          Nations                       Nations Florida                   Nations Georgia
SHAREHOLDER                  Short-Term      Intermediate        Nations       Intermediate    Nations Florida   Intermediate
TRANSACTION                   Municipal     Municipal Bond      Municipal     Municipal Bond   Municipal Bond   Municipal Bond
EXPENSES                     Income Fund         Fund          Income Fund         Fund             Fund             Fund

Sales Load Imposed on
  Purchases                        None             None             None             None             None             None
Deferred Sales Charge (as
  a percentage of the
  lower of the original
  purchase price or
  redemption proceeds)1            .50%             .50%             .50%             .50%             .50%             .50%
ANNUAL FUND
OPERATING EXPENSES
(as a percentage of
average net assets)
Management Fees (After
  Fee Waivers)2                    .30%             .30%             .40%             .30%             .40%             .30%
Rule 12b-1 Fees (After
  Fee Waivers)2                    .25%             .25%             .25%             .25%             .25%             .25%
Shareholder Servicing
  Fees (After Fee
  Waivers)2                        .00%             .25%             .25%             .25%             .25%             .25%
Other Expenses (After
  Expense
  Reimbursements)2                 .15%             .15%             .20%             .25%             .20%             .25%
Total Operating Expenses
  (After Fee Waivers and
  Expense
  Reimbursements)2                 .70%             .95%            1.10%            1.05%            1.10%            1.05%


SHAREHOLDER                Nations Georgia
TRANSACTION                Municipal Bond
EXPENSES                        Fund
Sales Load Imposed on
  Purchases                        None
Deferred Sales Charge (as
  a percentage of the
  lower of the original
  purchase price or
  redemption proceeds)1            .50%
ANNUAL FUND
OPERATING EXPENSES
(as a percentage of
average net assets)
Management Fees (After
  Fee Waivers)2                    .40%
Rule 12b-1 Fees (After
  Fee Waivers)2                    .25%
Shareholder Servicing
  Fees (After Fee
  Waivers)2                        .25%
Other Expenses (After
  Expense
  Reimbursements)2                 .20%
Total Operating Expenses
  (After Fee Waivers and
  Expense
  Reimbursements)2                1.10%


1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of purchase. Investor C Shares purchased prior to January 1, 1996 will continue to be subject to the 1.00% Deferred Sales Charge.

2 See page 10 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.

                                            Nations                           Nations                           Nations
                                           Maryland          Nations      North Carolina       Nations      South Carolina
                                         Intermediate       Maryland       Intermediate    North Carolina    Intermediate
SHAREHOLDER TRANSACTION                 Municipal Bond   Municipal Bond   Municipal Bond   Municipal Bond   Municipal Bond
EXPENSES                                     Fund             Fund             Fund             Fund             Fund

Sales Load Imposed on Purchases                 None             None             None             None             None
Deferred Sales Charge (as a percentage
  of the lower of the original
  purchase price or redemption
  proceeds)1                                    .50%             .50%             .50%             .50%             .50%
ANNUAL FUND
OPERATING EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee Waivers)2            .30%             .40%             .30%             .40%             .30%
Rule 12b-1 Fees (After Fee Waivers)2            .25%             .25%             .25%             .25%             .25%
Shareholder Servicing Fees                      .25%             .25%             .25%             .25%             .25%
Other Expenses (After Expense
  Reimbursements)2                              .25%             .20%             .20%             .20%             .27%
Total Operating Expenses (After Fee
  Waivers and Expense
  Reimbursements)22                            1.05%            1.10%            1.00%            1.10%            1.07%


                                            Nations
                                        South Carolina
SHAREHOLDER TRANSACTION                 Municipal Bond
EXPENSES                                     Fund
Sales Load Imposed on Purchases                 None
Deferred Sales Charge (as a percentage
  of the lower of the original
  purchase price or redemption
  proceeds)1                                    .50%
ANNUAL FUND
OPERATING EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee Waivers)2            .40%
Rule 12b-1 Fees (After Fee Waivers)2            .25%
Shareholder Servicing Fees                      .25%
Other Expenses (After Expense
  Reimbursements)2                              .20%
Total Operating Expenses (After Fee
  Waivers and Expense
  Reimbursements)22                            1.10%


1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of purchase. Investor C Shares purchased prior to January 1, 1996 will continue to be subject to the 1.00% Deferred Sales Charge.

2 See page 10 for a discussion of actual expenses absent such fee waivers and/or expense reimbursements.

                                       Nations                           Nations                           Nations
                                      Tennessee         Nations           Texas                           Virginia
                                    Intermediate       Tennessee      Intermediate        Nations       Intermediate
SHAREHOLDER TRANSACTION            Municipal Bond   Municipal Bond   Municipal Bond   Texas Municipal  Municipal Bond
EXPENSES                                Fund             Fund             Fund           Bond Fund          Fund

Sales Load Imposed on Purchases            None             None             None             None             None
Deferred Sales Charge (as a
  percentage of the lower of the
  original purchase price or
  redemption proceeds)1                    .50%             .50%             .50%             .50%             .50%
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee
  Waivers)2                                .30%             .40%             .30%             .40%             .30%
Rule 12b-1 Fees (After Fee
  Waivers)2                                .25%             .25%             .25%             .25%             .25%
Shareholder Servicing Fees                 .25%             .25%             .25%             .25%             .25%
Other Expenses (After Expense
  Reimbursements)2                         .27%             .20%             .27%             .20%             .26%
Total Operating Expenses
  (After Fee Waivers and
  Expense Reimbursements)2                1.07%            1.10%            1.07%            1.10%            1.06%


                                       Nations
                                      Virginia
SHAREHOLDER TRANSACTION            Municipal Bond
EXPENSES                                Fund
Sales Load Imposed on Purchases            None
Deferred Sales Charge (as a
  percentage of the lower of the
  original purchase price or
  redemption proceeds)1                    .50%
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee
  Waivers)2                                .40%
Rule 12b-1 Fees (After Fee
  Waivers)2                                .25%
Shareholder Servicing Fees                 .25%
Other Expenses (After Expense
  Reimbursements)2                         .20%
Total Operating Expenses
  (After Fee Waivers and
  Expense Reimbursements)2                1.10%


1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of purchase. Investor C Shares purchased prior to January 1, 1996 will continue to be subject to the 1.00% Deferred Sales Charge.

2 See page 10 for a discussion of actual expenses absent such fee waivers and/or expense reimbursements.

EXAMPLES: You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                   Nations            Nations                           Nations Florida                       Nations Georgia
                 Short-Term        Intermediate                          Intermediate      Nations Florida     Intermediate
              Municipal Income    Municipal Bond    Nations Municipal   Municipal Bond     Municipal Bond     Municipal Bond
                    Fund               Fund            Income Fund           Fund               Fund               Fund
1 Year            $      12          $      15          $      16          $      16          $      16          $      16
3 Years           $      22          $      30          $      35          $      33          $      35          $      33
5 Years           $      39          $      53          $      61          $      58          $      61          $      58
10 Years          $      87          $     117          $     134          $     128          $     134          $     128


                                      Nations                               Nations
                                  North Carolina         Nations        South Carolina         Nations       Nations Tennessee
              Nations Maryland     Intermediate      North Carolina      Intermediate      South Carolina      Intermediate
               Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond
                    Fund               Fund               Fund               Fund               Fund               Fund
1 Year            $      16          $      16          $      16          $      16          $      16          $      16
3 Years           $      35          $      35          $      35          $      33          $      35          $      35
5 Years           $      61          $      61          $      61          $      57          $      61          $      61
10 Years          $     134          $     134          $     134          $     127          $     134          $     134

                                 Nations Virginia
                   Nations         Intermediate     Nations Virginia
               Texas Municipal    Municipal Bond     Municipal Bond
                  Bond Fund            Fund               Fund
1 Year            $      16          $      16          $      16
3 Years           $      35          $      34          $      35
5 Years           $      61          $      58          $      61
10 Years          $     134          $     129          $     134

                                 Nations Maryland
               Nations Georgia     Intermediate
               Municipal Bond     Municipal Bond
                    Fund               Fund
1 Year            $      16          $      16
3 Years           $      35          $      33
5 Years           $      61          $      58
10 Years          $     134          $     128
                                      Nations
                                       Texas
              Nations Tennessee    Intermediate
               Municipal Bond     Municipal Bond
                    Fund               Fund
1 Year            $      16          $      16
3 Years           $      35          $      35
5 Years           $      61          $      61
10 Years          $     134          $     134

You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming a 5% annual return but no redemption.

                   Nations            Nations                           Nations Florida                       Nations Georgia
                 Short-Term        Intermediate                          Intermediate      Nations Florida     Intermediate
              Municipal Income    Municipal Bond    Nations Municipal   Municipal Bond     Municipal Bond     Municipal Bond
                    Fund               Fund            Income Fund           Fund               Fund               Fund
1 Year            $       7          $      10          $      11          $      11          $      11          $      11
3 Years           $      22          $      30          $      35          $      33          $      35          $      33
5 Years           $      39          $      53          $      61          $      58                 61          $      58
10 Years          $      87          $     117          $     134          $     128          $     134          $     128


                                   Nations North                            Nations
                                     Carolina         Nations North     South Carolina         Nations       Nations Tennessee
              Nations Maryland     Intermediate         Carolina         Intermediate      South Carolina      Intermediate
               Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond
                    Fund               Fund               Fund               Fund               Fund               Fund
1 Year            $      11          $      11          $      11          $      11          $      12          $      11
3 Years           $      35          $      35          $      35          $      33          $      35          $      35
5 Years           $      61          $      61          $      61          $      57          $      61          $      61
10 Years          $     134          $     134          $     134          $     127          $     134          $     134

                                 Nations Virginia
                   Nations         Intermediate     Nations Virginia
               Texas Municipal    Municipal Bond     Municipal Bond
                  Bond Fund            Fund               Fund
1 Year            $      11          $      11          $      11
3 Years           $      35          $      34          $      35
5 Years           $      61          $      58          $      61
10 Years          $     134          $     129          $     134

                                 Nations Maryland
               Nations Georgia     Intermediate
               Municipal Bond     Municipal Bond
                    Fund               Fund
1 Year            $      11          $      11
3 Years           $      35          $      33
5 Years           $      61          $      58
10 Years          $     134          $     128
                                      Nations
                                       Texas
              Nations Tennessee    Intermediate
               Municipal Bond     Municipal Bond
                    Fund               Fund
1 Year            $      11          $      11
3 Years           $      35          $      35
5 Years           $      61          $      61
10 Years          $     134          $     134

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares of the Funds will bear either directly or indirectly. The "Other Expenses" figures in the above tables for Investor C Shares of the following Funds are based on estimated amounts for the Fund's current fiscal year and reflect anticipated fee waivers and reimbursements: Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. The figures for the other Funds reflect amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."


Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for Investor C Shares of the Funds would have been as follows: Nations Municipal Income Fund -- .60%, .75%,
 .23% and 1.83%, respectively; Nations Intermediate Municipal Bond Fund -- .50%, .75%, .18% and 1.68%, respectively; Nations Florida Intermediate Municipal Bond
Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund and Nations South Carolina Intermediate Municipal Bond Fund -- .50%, .75%, .28% and 1.78%, respectively; Nations North Carolina Intermediate Municipal Bond Fund -- .50%, .75%, .23% and 1.73%, respectively; Nations Tennessee Intermediate Municipal Bond Fund and Nations Texas Intermediate Municipal Bond Fund -- .50%, .75%, .30% and 1.80%, respectively; Nations Florida Municipal Bond Fund -- .60%, .75%, .25% and 1.85%, respectively; Nations Georgia Municipal Bond Fund -- .60%, .75%, .30% and 1.90%, respectively; Nations Maryland Municipal Bond Fund -- .60%, .75%, .46% and
2.06%, respectively; Nations North Carolina Municipal Bond Fund -- .60%, .75%,
 .26% and 1.86%, respectively; Nations South Carolina Municipal Bond Fund -- .60%, .75%, .29% and 1.89%, respectively; Nations Tennessee Municipal Bond
Fund -- .60%, .75%, .48% and 2.08%, respectively; Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- .60%, .75%, .27% and 1.87%, respectively; and Nations Virginia Intermediate Municipal Bond Fund -- .50%,
 .75%, .27% and 1.77%, respectively. Absent fee waivers, "Management Fees," "Rule 12b-1 Fees," "Shareholder Servicing Fees," "Other Expenses" and "Total Operating Expenses" for Investor C Shares of Nations Short-Term Municipal Income Fund would have been .50%, .75%, .25%, .20% and 1.70%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The following audited financial information has been derived from the financial statements of Nations Fund Trust. Price Waterhouse LLP, is the independent accountant to Nations Fund Trust. The reports of Price Waterhouse LLP for Nations Fund Trust's most recent fiscal year accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM MUNICIPAL INCOME FUND
                                                                                              YEAR             PERIOD
                                                                                              ENDED            ENDED
INVESTORS C SHARES                                                                          11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                         $    9.69        $    9.84
Net investment income                                                                           0.42             0.19
Net realized and unrealized gain/(loss) on investments                                          0.34            (0.15)
Net increase in net assets resulting from investment operations                                 0.76             0.04
Distributions:
Dividends from net investment income                                                           (0.42)           (0.19)
Distributions from net realized capital gains                                                     --            (0.00)#
Total distributions                                                                            (0.42)           (0.19)
Net asset value, end of year                                                               $   10.03        $    9.69
Total return++                                                                                  7.95%            0.45%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $   1,953        $     323
Ratio of operating expenses to average net assets                                               0.70%(a)         0.59%+(a)
Ratio of net investment income to average net assets                                            4.13%            3.58%+
Portfolio turnover rate                                                                           82%              57%
Ratio of operating expenses to average net assets without waivers                               1.18%            1.05%+
Net investment income per share without waivers                                            $    0.37        $    0.18



 * Nations Short-Term Municipal Income Fund's Investor C Shares commenced operations on May 19, 1994.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERMEDIATE MUNICIPAL BOND FUND
                                                                                               YEAR             PERIOD
                                                                                              ENDED             ENDED
INVESTOR C SHARES                                                                            11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                         $    9.24         $    9.35
Net investment income                                                                           0.43              0.03
Net realized and unrealized gain/(loss) on investments                                          0.93             (0.11)
Net increase/(decrease) in net assets resulting from investment operations                      1.36             (0.08)
Distributions:
Dividends from net investment income                                                           (0.43)            (0.03)
Distributions in excess of net investment income                                                  --                --
Distributions from net realized capital gains                                                     --                --
Total distributions                                                                            (0.43)            (0.03)
Net asset value, end of year                                                               $   10.17         $    9.24
Total return++                                                                                 14.96%            (0.52)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $     359         $       2
Ratio of operating expenses to average net assets                                               0.95%(a)          0.85%+(a)
Ratio of net investment income to average net assets                                            4.41%             4.09%+
Portfolio turnover rate                                                                           31%               51%
Ratio of operating expenses to average net assets without waivers                               1.34%             1.38%+
Net investment income per share without waivers                                            $    0.40         $    0.02



 * Nations Intermediate Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MUNICIPAL INCOME FUND
                                                                    YEAR              YEAR              YEAR              YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 11/30/95          11/30/94          11/30/93         11/30/92*

Operating performance:
Net asset value, beginning of year                              $    9.64         $   11.33          $   10.65       $   10.48
Net investment income                                                0.51              0.49               0.50            0.21
Net realized and unrealized gain/(loss) on investments               1.44             (1.44)              0.72            0.17
Net increase/(decrease) in net assets resulting from
  investment operations                                              1.95             (0.95)              1.22            0.38
Distributions:
Dividends from net investment income                                (0.51)            (0.49)             (0.50)          (0.21)
Distributions in excess of net investment income                       --             (0.00)#               --              --
Distributions from net realized capital gains                          --             (0.25)             (0.04)             --
Total distributions                                                 (0.51)            (0.74)             (0.54)          (0.21)
Net asset value, end of year                                    $   11.08         $    9.64          $   11.33       $   10.65
Total return++                                                      20.65%            (8.86)%            11.69%           3.63%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                              $   2,268         $   3,064          $   6,331       $   3,744
Ratio of operating expenses to average net assets                    1.35%             1.36%              1.27%           1.21%+
Ratio of operating expenses to average net assets including
  interest expense                                                     --(a)           1.37%                --              --
Ratio of net investment income to average net assets                 4.88%             4.67%              4.49%           4.36%+
Portfolio turnover rate                                                49%               63%                48%             19%
Ratio of operating expenses to average net assets without
  waivers                                                            1.63%             1.65%              1.59%           1.61%+
Net investment income per share without waivers                 $    0.48         $    0.46          $    0.46       $    0.19



 * Nations Municipal Income Fund's Investor C Shares commenced operations on June 17, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                 YEAR             YEAR            PERIOD
                                                                                 ENDED            ENDED            ENDED
INVESTOR C SHARES                                                              11/30/95         11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                             $    9.61        $   10.50        $    9.98
Net investment income                                                               0.43             0.39             0.35
Net realized and unrealized gain/(loss) on investments                              1.02            (0.88)            0.52
Net increase/(decrease) in net assets resulting from investment operations          1.45            (0.49)            0.87
Distributions:
Dividends from net investment income                                               (0.43)           (0.39)           (0.35)
Distributions in excess of net investment income                                      --            (0.00)#             --
Distributions from net realized gains                                                 --            (0.01)              --
Total distributions                                                                (0.43)           (0.40)           (0.35)
Net asset value, end of year                                                   $   10.63        $    9.61        $   10.50
Total return++                                                                     15.34%           (4.81)%           8.80%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $     277        $     614        $     684
Ratio of operating expenses to average net assets                                   1.05%(a)         1.13%(a)         1.19%+
Ratio of net investment income to average net assets                                4.20%            3.86%            3.53%+
Portfolio turnover rate                                                               27%              34%              15%
Ratio of operating expenses to average net assets without waivers                   1.31%            1.34%            1.55%+
Net investment income per share without waivers                                $    0.41        $    0.37        $    0.31



 * Nations Florida Intermediate Municipal Bond Fund Investor C Shares commenced operations on December 17, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA MUNICIPAL BOND FUND
                                                                                              YEAR             PERIOD
                                                                                              ENDED             ENDED
INVESTOR C SHARES                                                                           11/30/95          11/30/94*

Operating performance:
Net asset value, beginning of year                                                          $    8.40         $    8.47
Net investment income                                                                            0.44              0.03
Net realized and unrealized gain/(loss) on investments                                           1.36             (0.07)
Net increase/(decrease) in net assets resulting from investment operations                       1.80             (0.04)
Dividends from net investment income                                                            (0.44)            (0.03)
Net asset value, end of year                                                                $    9.76         $    8.40
Total return++                                                                                  21.80%            (0.43)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                          $      38         $       2
Ratio of operating expenses to average net assets                                                1.14%(a)          0.96%+(a)
Ratio of net investment income to average net assets                                             4.69%             4.80%+
Portfolio turnover rate                                                                            13%               46%
Ratio of operating expenses to average net assets without waivers                                1.70%             1.66%+
Net investment income per share without waivers                                             $    0.39         $    0.03



 * Nations Florida Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                       YEAR             YEAR             YEAR
                                                                      ENDED             ENDED            ENDED
INVESTOR C SHARES                                                    11/30/95         11/30/94         11/30/93

Operating performance:
Net asset value, beginning of year                                 $    9.82          $   10.82        $   10.29
Net investment income                                                   0.45               0.43             0.42
Net realized and unrealized gain/(loss) on investments                  0.99              (0.98)            0.56
Net increase/(decrease) in net assets resulting from investment
  operations                                                            1.44              (0.55)            0.98
Distributions:
Dividends from net investment income                                   (0.45)             (0.43)           (0.42)
Distributions in excess of net investment income                          --              (0.00)#             --
Distributions from net realized capital gains                             --              (0.02)           (0.03)
Total distributions                                                    (0.45)             (0.45)           (0.45)
Net asset value, end of year                                       $   10.81          $    9.82        $   10.82
Total return++                                                         14.85%             (5.25)%           9.61%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                 $   2,606          $   2,397        $   2,990
Ratio of operating expenses to average net assets                       1.05%              1.12%            1.21%
Ratio of operating expenses to average net assets including
  interest expense                                                        --(a)            1.13%              --
Ratio of net investment income to average net assets                    4.26%              4.16%            3.82%
Portfolio turnover rate                                                   17%                22%               6%
Ratio of operating expenses to average net assets without
  waivers                                                               1.30%              1.33%            1.52%
Net investment income per share without waivers                    $    0.42          $    0.41        $    0.39

                                                                      PERIOD
                                                                      ENDED
INVESTOR C SHARES                                                   11/30/92*
Operating performance:
Net asset value, beginning of year                                $   10.11
Net investment income                                                  0.20
Net realized and unrealized gain/(loss) on investments                 0.18
Net increase/(decrease) in net assets resulting from investment
  operations                                                           0.38
Distributions:
Dividends from net investment income                                  (0.20)
Distributions in excess of net investment income                         --
Distributions from net realized capital gains                            --
Total distributions                                                   (0.20)
Net asset value, end of year                                      $   10.29
Total return++                                                         3.82%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                $     992
Ratio of operating expenses to average net assets                      0.91%+
Ratio of operating expenses to average net assets including
  interest expense                                                       --
Ratio of net investment income to average net assets                   4.21%+
Portfolio turnover rate                                                  12%
Ratio of operating expenses to average net assets without
  waivers                                                              1.72%+
Net investment income per share without waivers                   $    0.16



  * Nations Georgia Intermediate Municipal Bond Fund Investor C Shares commenced operations on June 17, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA MUNICIPAL BOND FUND

                                                                                               YEAR             PERIOD
                                                                                              ENDED             ENDED
INVESTOR C SHARES                                                                            11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                         $    8.38         $    8.45
Net investment income                                                                           0.44              0.03
Net realized and unrealized gain/(loss) on investments                                          1.34             (0.07)
Net increase/(decrease) in net assets resulting from investment operations                      1.78             (0.04)
Dividends from net investment income                                                           (0.44)            (0.03)
Net asset value, end of year                                                               $    9.72         $    8.38
Total return++                                                                                 21.59%            (0.44)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $      69         $       2
Ratio of operating expenses to average net assets                                               1.15%(a)          0.96%+(a)
Ratio of net investment income to average net assets                                            4.67%             4.85%+
Portfolio turnover rate                                                                           26%               35%
Ratio of operating expenses to average net assets without waivers                               1.84%             1.79%+
Net investment income per share without waivers                                            $    0.37         $    0.02



 * Nations Georgia Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                                                    YEAR              YEAR              YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 11/30/95          11/30/94          11/30/93         11/30/92*

Operating performance:
Net asset value, beginning of year                              $   10.00         $   11.09          $   10.72       $   10.58
Net investment income                                                0.45              0.44               0.40            0.19
Net realized and unrealized gain/(loss) on investments               0.98             (0.99)              0.44            0.14
Net increase/(decrease) in net assets resulting from
  investment operations                                              1.43             (0.55)              0.84            0.33
Distributions:
Dividends from net investment income                                (0.45)            (0.44)             (0.40)          (0.19)
Distributions from net realized capital gains                       (0.03)            (0.10)             (0.07)             --
Distributions in excess of net realized capital gains                  --             (0.00)#               --              --
Total distributions                                                 (0.48)            (0.54)             (0.47)          (0.19)
Net asset value, end of year                                    $   10.95         $   10.00          $   11.09       $   10.72
Total return++                                                      14.59%            (5.20)%             8.30%           3.13%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                              $   2,808         $   2,570          $   4,424       $   1,796
Ratio of operating expenses to average net assets                    1.05%(a)          1.11%(a)           1.24%           1.16%+
Ratio of net investment income to average net assets                 4.26%             4.15%              3.98%           3.88%+
Portfolio turnover rate                                                11%               22%                26%             38%
Ratio of operating expenses to average net assets without
  waivers                                                            1.30%             1.31%              1.48%           1.44%+
Net investment income per share without waivers                 $    0.42         $    0.42          $    0.38       $    0.18



  * Nations Maryland Intermediate Municipal Bond Fund Investor C Shares commenced operations on June 17, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND MUNICIPAL BOND FUND
                                                                                               YEAR             PERIOD
                                                                                              ENDED             ENDED
INVESTOR C SHARES                                                                            11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                         $    8.37         $    8.44
Net investment income                                                                           0.41              0.03
Net realized and unrealized gain/(loss) on investments                                          1.26             (0.07)
Net increase/(decrease) in net assets resulting from investment operations                      1.67             (0.04)
Dividends from net investment income                                                           (0.41)            (0.03)
Net asset value, end of year                                                               $    9.63         $    8.37
Total return++                                                                                 20.29%            (0.45)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $       2         $       2
Ratio of operating expenses to average net assets                                               1.15%             0.96%+(a)
Ratio of net investment income to average net assets                                            4.39%             4.73%+
Portfolio turnover rate                                                                           11%               39%
Ratio of operating expenses to average net assets without waivers                               2.01%             2.05%+
Net investment income per share without waivers                                            $    0.33         $    0.02



 * Nations Maryland Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                  YEAR              YEAR             PERIOD
                                                                                 ENDED             ENDED             ENDED
INVESTOR C SHARES                                                               11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                            $    9.53         $   10.46         $    9.99
Net investment income                                                              0.40              0.38              0.35
Net realized and unrealized gain/(loss) on investments                             0.99             (0.88)             0.47
Net increase/(decrease) in net assets resulting from investment operations         1.39             (0.50)             0.82
Distributions:
Dividends from net investment income                                              (0.40)            (0.38)            (0.35)
Distributions in excess of net investment income                                  (0.00)#              --                --
Distributions from net realized capital gains                                     (0.01)            (0.05)               --
Total distributions                                                               (0.41)            (0.43)            (0.35)
Net asset value, end of year                                                  $   10.51         $    9.53         $   10.46
Total return++                                                                    14.84%            (4.89)%            8.26%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $   1,366         $   1,486         $   1,592
Ratio of operating expenses to average net assets                                  1.07%(a)          1.13%(a)          1.17%+
Ratio of net investment income to average net assets                               3.97%             3.80%             3.48%+
Portfolio turnover rate                                                              57%               37%               29%
Ratio of operating expenses to average net assets without waivers                  1.34%             1.40%             1.60%+
Net investment income per share without waivers                               $    0.38         $    0.36         $    0.30



 * Nations North Carolina Intermediate Municipal Bond Fund Investor C Shares commenced operations on December 16, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Amount represents less than $0.01 per share.


(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS NORTH CAROLINA MUNICIPAL BOND FUND


                                                                                               YEAR             PERIOD
                                                                                              ENDED             ENDED
INVESTOR C SHARES                                                                            11/30/95         11/30/94*
Operating performance:
Net asset value, beginning of year                                                         $    8.36         $    8.45
Net investment income                                                                           0.43              0.03
Net realized and unrealized gain/(loss) on investments                                          1.37             (0.09)
Net increase/(decrease) in net assets resulting from investment operations                      1.80             (0.06)
Dividends from net investment income                                                           (0.43)            (0.03)
Net asset value, end of year                                                               $    9.73         $    8.36
Total return++                                                                                 21.93%            (0.67)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $       2         $       2
Ratio of operating expenses to average net assets                                               1.13%(a)          0.96%+(a)
Ratio of net investment income to average net assets                                            4.68%             4.78%+
Portfolio turnover rate                                                                           40%               29%
Ratio of operating expenses to average net assets without waivers                               1.71%             1.67%+
Net investment income per share without waivers                                            $    0.38         $    0.03



 * Nations North Carolina Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                    YEAR              YEAR              YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 11/30/95          11/30/94          11/30/93         11/30/92*

Operating performance:
Net asset value, beginning of year                              $    9.76         $   10.61         $   10.18        $   10.05
Net investment income                                                0.46              0.44              0.42             0.20
Net realized and unrealized gain/(loss) on investments               0.93             (0.84)             0.43             0.13
Net increase/(decrease) in net assets resulting from
  investment operations                                              1.39             (0.40)             0.85             0.33
Distributions:
Dividends from net investment income                                (0.46)            (0.44)            (0.42)           (0.20)
Distributions in excess of net investment income                       --             (0.00)#              --               --
Distributions from net realized capital gains                          --             (0.01)               --               --
Total distributions                                                 (0.46)            (0.45)            (0.42)           (0.20)
Net asset value, end of year                                    $   10.69         $    9.76         $   10.61        $   10.18
Total return++                                                      14.45%            (3.94)%            8.51%            3.27%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                              $   5,527         $   6,167         $   8,499        $   4,436
Ratio of operating expenses to average net assets                    1.05%(a)          1.12%(a)          1.20%            0.88%+
Ratio of net investment income to average net assets                 4.42%             4.24%             3.93%            4.10%+
Portfolio turnover rate                                                11%               30%               11%               7%
Ratio of operating expenses to average net assets without
  waivers                                                            1.25%             1.33%             1.50%            1.48%+
Net investment income per share without waivers                 $    0.44         $    0.42         $    0.39        $    0.17



  * Nations South Carolina Intermediate Municipal Bond Fund Investor C Shares commenced operations on June 17, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.

+++ Unaudited.

 # Amount represents less than $0.01 per share.


 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                                                                                               YEAR             PERIOD
                                                                                              ENDED             ENDED
INVESTOR C SHARES                                                                            11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                         $    8.65         $    8.73
Net investment income                                                                           0.45              0.03
Net realized and unrealized gain/(loss) on investments                                          1.34             (0.08)
Net increase/(decrease) in net assets resulting from investment operations                      1.79             (0.05)
Dividends from net investment income                                                           (0.45)            (0.03)
Net asset value, end of year                                                               $    9.99         $    8.65
Total return++                                                                                 21.01%            (0.52)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $      20         $       2
Ratio of operating expenses to average net assets                                               1.15%(a)          0.96%+(a)
Ratio of net investment income to average net assets                                            4.69%             4.73%+
Portfolio turnover rate                                                                           13%               14%
Ratio of operating expenses to average net assets without waivers                               1.83%             1.87%+
Net investment income per share without waivers                                            $    0.39         $    0.03



 * Nations South Carolina Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                                                               YEAR             PERIOD
                                                                                              ENDED             ENDED
INVESTOR C SHARES                                                                            11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                         $    9.30         $    9.38
Net investment income                                                                           0.41              0.03
Net realized and unrealized gain/(loss) on investments                                          0.93             (0.08)
Net increase/(decrease) in net assets resulting from investment operations                      1.34             (0.05)
Distributions:
Dividends from net investment income                                                           (0.41)            (0.03)
Distributions in excess of net investment income                                                  --                --
Distributions from net realized capital gains                                                     --                --
Total distributions                                                                            (0.41)            (0.03)
Net asset value, end of year                                                               $   10.23         $    9.30
Total return++                                                                                 14.62%            (0.53)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $       2         $       2
Ratio of operating expenses to average net assets                                               1.07%             1.02%+
Ratio of operating expenses including interest expense                                            --(a)           1.03%+
Ratio of net investment income to average net assets                                            4.15%             4.06%+
Portfolio turnover rate                                                                           34%               41%
Ratio of operating expenses to average net assets without waivers                               1.42%             1.39%+
Net investment income per share without waivers                                            $    0.38         $    0.02



 * Nations Tennessee Intermediate Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE MUNICIPAL BOND FUND

                                                                                                  YEAR             PERIOD
                                                                                                 ENDED             ENDED
INVESTOR C SHARES                                                                               11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                            $    8.58         $    8.62
Net investment income                                                                              0.45              0.03
Net realized and unrealized gain/(loss) on investments                                             1.29             (0.04)
Net increase/(decrease) in net assets resulting from investment operations                         1.74             (0.01)
Dividends from net investment income                                                              (0.45)            (0.03)
Net asset value, end of year                                                                  $    9.87         $    8.58
Total return++                                                                                    20.62%            (0.07)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                            $      64         $       2
Ratio of operating expenses to average net assets                                                  1.15%(a)          0.96%+(a)
Ratio of net investment income to average net assets                                               4.74%             4.81%+
Portfolio turnover rate                                                                              45%               38%
Ratio of operating expenses to average net assets without waivers                                  2.02%             1.95%+
Net investment income per share without waivers                                               $    0.37         $    0.02



 * Nations Tennessee Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                               YEAR             PERIOD
                                                                                              ENDED             ENDED
INVESTOR C SHARES                                                                            11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                         $    9.53         $    9.55
Net investment income                                                                           0.41              0.03
Net realized and unrealized gain/(loss) on investments                                          0.83             (0.02)
Net increase/(decrease) in net assets resulting from investment operations                      1.24              0.01
Distributions:
Dividends from net investment income                                                           (0.41)            (0.03)
Distributions in excess of net investment income                                                  --             (0.00)#
Distributions from net realized capital gains                                                     --                --
Total distributions                                                                            (0.41)            (0.03)
Net asset value, end of year                                                               $   10.36         $    9.53
Total return++                                                                                 13.27%             0.08%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $     570         $       2
Ratio of operating expenses to average net assets                                               1.07%(a)          1.05%+(a)
Ratio of net investment income to average net assets                                            4.12%             3.90%+
Portfolio turnover rate                                                                           64%               61%
Ratio of operating expenses to average net assets without waivers                               1.33%             1.28%+
Net investment income per share without waivers                                            $    0.39         $    0.02



 * Nations Texas Intermediate Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS MUNICIPAL BOND FUND

                                                                                               YEAR             PERIOD
                                                                                              ENDED             ENDED
INVESTOR C SHARES                                                                            11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                         $    8.39         $    8.46
Net investment income                                                                           0.43              0.03
Net realized and unrealized gain/(loss) on investments                                          1.31             (0.07)
Net increase/(decrease) in net assets resulting from investment operations                      1.74             (0.04)
Dividends from net investment income                                                           (0.43)            (0.03)
Net asset value, end of year                                                               $    9.70         $    8.39
Total return++                                                                                 21.15%            (0.43)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $      70         $       2
Ratio of operating expenses to average net assets                                               1.14%(a)          0.97%+(a)
Ratio of net investment income to average net assets                                            4.70%             4.77%+
Portfolio turnover rate                                                                           50%              107%
Ratio of operating expenses to average net assets without waivers                               1.80%             1.81%+
Net investment income per share without waivers                                            $    0.37         $    0.02



 * Nations Texas Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                    YEAR              YEAR             YEAR            PERIOD
                                                                   ENDED             ENDED            ENDED            ENDED
INVESTOR C SHARES                                                 11/30/95          11/30/94         11/30/93        11/30/92*

Operating performance:
Net asset value, beginning of year                              $    9.94         $   10.99        $   10.59        $   10.44
Net investment income                                                0.46              0.44             0.44             0.19
Net realized and unrealized gain/(loss) on investments               0.89             (0.96)            0.42             0.15
Net increase/(decrease) in net assets resulting from
  investment operations                                              1.35             (0.52)            0.86             0.34
Distributions:
Dividends from net investment income                                (0.46)            (0.44)           (0.44)           (0.19)
Distributions from net realized capital gains                       (0.00)#           (0.09)           (0.02)              --
Distributions in excess of net realized capital gains                  --             (0.00)#             --               --
Total distributions                                                 (0.46)            (0.53)           (0.46)           (0.19)
Net asset value, end of year                                    $   10.83         $    9.94        $   10.99        $   10.59
Total return++                                                      13.82%            (4.90)%           8.25%            3.36%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                              $   7,152         $   8,372        $  11,176        $   4,769
Ratio of operating expenses to average net assets                    1.06%(a)          1.19%(a)         1.32%            1.28%+
Ratio of net investment income to average net assets                 4.37%             4.18%            4.05%            3.99%+
Portfolio turnover rate                                                22%               14%              26%              13%
Ratio of operating expenses to average net assets without
  waivers                                                            1.24%             1.31%            1.44%            2.80%+
Net investment income per share without waivers                 $    0.44         $    0.43        $    0.43        $    0.12



  * Nations Virginia Intermediate Municipal Bond Fund Investor C Shares commenced operations on June 17, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Amount represents less than $0.01 per share.


 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                                                               YEAR             PERIOD
                                                                                              ENDED             ENDED
INVESTOR C SHARES                                                                            11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of year                                                         $    8.29         $    8.38
Net investment income                                                                           0.44              0.03
Net realized and unrealized gain/(loss) on investments                                          1.33             (0.09)
Net increase/(decrease) in net assets resulting from investment operations                      1.77             (0.06)
Dividends from net investment income                                                           (0.44)            (0.03)
Net asset value, end of year                                                               $    9.62         $    8.29
Total return++                                                                                 21.71%            (0.67)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $      34         $       2
Ratio of operating expenses to average net assets                                               1.14%(a)          0.96%+(a)
Ratio of net investment income to average net assets                                            4.76%             4.77%+
Portfolio turnover rate                                                                           16%               61%
Ratio of operating expenses to average net assets without waivers                               1.79%             1.74%+
Net investment income per share without waivers                                            $    0.39         $    0.03



 * Nations Virginia Municipal Bond Fund Investor C Shares commenced operations on November 3, 1994.

 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.


   Objectives

NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: The investment objective of Nations Short-Term Municipal Income Fund and Nations Municipal Income Fund is to seek a high level of current interest income that is exempt from Federal income taxes. Such Funds invest primarily in investment grade obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income taxes ("Municipal Securities").


Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.



During normal market conditions, at least 80% of the total assets of Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will be invested in Municipal Securities with remaining maturities of 40 years or less. Under normal market conditions, it is expected that the average weighted maturity of Nations Municipal Income Fund's portfolio will be greater than 10 years. Under normal market conditions, it is expected that the average weighted maturity of Nations Intermediate

Municipal Bond Fund's portfolio will be between three and ten years. Under normal market conditions, it is expected that the average weighted maturity of Nations Short-Term Municipal Income Fund's portfolio will not exceed three years.


NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE INTERMEDIATE MUNICIPAL BOND FUNDS," AND NATIONS FLORIDA MUNICIPAL BOND FUND, NATIONS GEORGIA MUNICIPAL BOND FUND, NATIONS MARYLAND MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND, NATIONS TENNESSEE MUNICIPAL BOND FUND, NATIONS TEXAS MUNICIPAL BOND FUND AND NATIONS VIRGINIA MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE MUNICIPAL BOND FUNDS": As described below, each of these Funds seeks to provide investors with as high a level of income exempt from Federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also seeks to provide a maximum level of income which is exempt from the personal income taxes, if any, for resident shareholders of the Fund's respective state.

Nations Florida Intermediate Municipal Bond Fund's and Nations Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income taxes and the Florida state intangibles tax, consistent with the relative stability of principal. Nations Georgia Intermediate Municipal Bond Fund's and Nations Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal. Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal. Nations North Carolina Intermediate Municipal Bond Fund's and Nations North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes, consistent with the relative stability of principal. Nations South Carolina Intermediate Municipal Bond Fund's and Nations South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal. Nations Tennessee Intermediate Municipal Bond Fund's and Nations Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal. Nations Texas Intermediate Municipal Bond Fund's and Nations Texas Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income taxes, consistent with the relative stability of principal. Nations Virginia Intermediate Municipal Bond Fund's and Nations Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.


Each of the above State Intermediate Municipal Bond Funds and State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes). For these tax purposes, with respect to 50% of the value of its assets, each Fund invests no more than 5% of such assets in securities of a single issuer (except the U.S. Government or its agencies or instrumentalities). Each Fund may not invest more than 25% of its assets in the securities of a single issuer. The average dollar weighted effective maturity of each of the State Intermediate Municipal Bond Funds will be between three and ten years, except during temporary defensive periods. The average dollar weighted effective maturity of the State Municipal Bond Funds will be at least five years, except during temporary defensive periods. The value of the Funds' portfolios can be expected to vary inversely with changes in prevailing interest rates.

   How Objectives Are Pursued

NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: Under normal market conditions, the Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will invest at least 65% of the total value of their assets in Municipal Securities which will be rated investment grade at the time of purchase by at least one of the following rating agencies:
Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.


Up to 35% of the assets of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund may be invested in lower-quality Municipal Securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be small. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."


During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include short-term U.S. Government obligations, repurchase agreements, and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix
A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods. The value of a Fund's portfolio generally will vary inversely with changes in prevailing interest rates. For additional information concerning the Funds' investment practices, see "Appendix A."

STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 65% of the total value of the assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in municipal bonds, and substantially all of each Fund's assets will be invested in debt instruments, issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities. Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida and Georgia do impose a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income tax, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends And Distributions Are Made; Tax Information.") During normal market conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.


Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Funds also may invest in Municipal Securities with stated maturities of less than one year, which are determined to present minimal credit risks and which at the time of purchase are considered to be of high quality, issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, and the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax.


During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include short-term U.S. Government obligations; repurchase agreements; options; and futures contracts. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds also may hold uninvested cash reserves pending investment or during defensive periods. For additional information concerning the Funds' investment practices, see "Appendix A."

GENERAL: Each Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each Fund also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.


As a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income tax and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income tax. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.



The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time a Fund may advertise the total return, yield and tax-equivalent yield on a class of shares. TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC. The "tax-equivalent yield" of a class of shares of a Fund also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the particular class's tax-free yield. This is done by increasing such class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor C Shares, the Funds offer Primary A, Primary B, Investor A and Investor N Shares. Each Class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent.


   How The Funds Are Managed

The business and affairs of Nations Fund Trust are managed under the direction of its Trustees. The SAI contains the names of and general background information concerning the Trustees of Nations Fund Trust.

Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.


TradeStreet provides investment management services to individuals, corporations and institutions.


Subject to the general supervision of the Trustees of Nations Fund Trust, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with their investment objectives, policies and restrictions, the Funds may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.50% of the average daily net assets of each of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; and 0.60% of the average daily net assets of each of Nations Municipal Income Fund and the State Municipal Bond Funds.


For the services provided and the expenses assumed pursuant to a sub-advisory agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of 0.07% of the average daily net assets of each Fund.



From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rates of the Funds' average daily net assets: Nations Short-Term Municipal Income Fund -- 0.07%; Nations Intermediate Municipal Bond Fund -- 0.15%; Nations Municipal Income Fund -- 0.35%; Nations Florida Intermediate Municipal Bond
Fund -- 0.27%; Nations Florida Municipal Bond Fund -- 0.09%; Nations Georgia Intermediate Municipal Bond Fund -- 0.28%; Nations Georgia Municipal Bond
Fund -- 0%; Nations Maryland Intermediate Municipal Bond Fund -- 0.28%; Nations Maryland Municipal Bond Fund -- 0%; Nations North Carolina Intermediate Municipal Bond Fund -- 0.26%; Nations North Carolina Municipal Bond
Fund -- 0.07%; Nations South Carolina Intermediate Municipal Bond Fund -- 0.31%; Nations South Carolina Municipal Bond Fund -- 0%; Nations Tennessee Intermediate Municipal Bond Fund -- 0.18%; Nations Tennessee Municipal Bond Fund -- 0%; Nations Texas Intermediate Municipal Bond Fund -- 0.27%; Nations Texas Municipal Bond Fund -- 0.01%; Nations Virginia Intermediate Municipal Bond Fund -- 0.33%; and Nations Virginia Municipal Bond Fund -- 0.02%.



For the fiscal year ended November 30, 1995, NationsBank reimbursed advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Georgia Municipal Bond Fund -- 0.02%; Nations Maryland Municipal Bond Fund -- 0.16%; Nations South Carolina Municipal Bond Fund -- 0.01%; Nations Tennessee Municipal Bond Fund -- 0.19%.



Michele M. Poirier is a Senior Product Manager, Municipal Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier has been the Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, and South Carolina Intermediate Municipal Bond Fund since 1992. She has been Portfolio Manager for the other Funds since 1993. Previously she was Senior Vice President and Senior Portfolio Manager for NationsBank. She has worked in the investment community since 1974. Her past experience includes serving as Director of Trading, Institutional Sales, and Municipal Trader for Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company respectively. Ms. Poirier received a B.B.A. in Marketing from Georgia State University.



Mathew M. Kiselak is a Product Manager, Municipal Fixed Income Management for TradeStreet and Portfolio Manager for Nations Short-Term Municipal Income Fund, Nations North Carolina Intermediate Municipal Bond

Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Texas Municipal Bond Fund. Mr. Kiselak has been the Portfolio Manager for Nations North Carolina Intermediate Municipal Bond Fund and Nations North Carolina Municipal Bond Fund since 1995. He has been Portfolio Manager for the other Funds since 1994. Previously he was Vice President and Portfolio Manager for NationsBank. He has worked in the investment community since 1987. His past experience includes Portfolio Manager and Municipal Credit Analysis for Reich & Tang Inc. Mr. Kiselak received a B.A. in Economics from Pace University.



John C. Kohl is a Director of Municipal Fixed Income Management for TradeStreet and Managing Director of the Municipal Product Management Group. He is responsible for overseeing all municipal product management and is the Senior Portfolio Manager for Nations Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. Mr. Kohl has been the Portfolio Manager for the Funds since 1994. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Kohl has worked in the investment community since 1979. His past experience includes serving as Chief Investment Officer for London Pacific Life & Annuity, Team Leader and Portfolio Manager for Harris Trust and Savings Bank, and Management Consultant for asset-liability of Continental Bank. Mr. Kohl received a joint B.A. in Economics and North American Studies from McGill University.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Trustees of Nations Fund Trust would recommend to the Funds' shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the indicated rates of the Funds' average daily net assets: Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Short-Term Municipal Income Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- 0.07%; Nations South Carolina Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund -- 0.09%.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.


Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/ dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor C Shares of the Funds. See "Shareholder Servicing And Distribution Plans."


NationsBank of Texas, N.A. (the "Custodian") serves as custodian for the assets of each Fund. The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor C Shares, are deducted from accrued income before dividends are declared. Each Fund's expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; trustees' fees and federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor C Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.

   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion. Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor C Shares of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class of shares. See the SAI for examples of instances where the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a Sales Support Agreement with Stephens ("Selling Agents").

There is a minimum initial investment of $1,000. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor C Shares may be purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

With respect to Investor C Shares, the Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor C Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into Servicing Agreements with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor C Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank to their Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.


TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How To Exchange Shares" below.

If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.


   Shareholder Servicing And Distribution
   Plans


Pursuant to Rule 12b-1 under the 1940 Act, the Trustees have approved a Distribution Plan with respect to Investor C Shares of the Funds. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Fund's Investor C Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees, provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor C Shares.


The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.


The Trustees also have approved a shareholder servicing plan (the "Investor C Servicing Plan") for each Fund which permits the Fund to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Investor C Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by each Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Fund's Investor C Shares.


The fees payable under the Investor C Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Investor C Servicing Plan at any time, and payments are subject to the continuation of the Investor C Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Investor C Servicing Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of the Funds' Investor Shares in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of a Fund during a specified period of time. Stephens also may, from time to time, pay additional consideration to dealers not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor C Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.
Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers, Investor C Shares of each Fund that are redeemed within one year of the date of purchase will be subject to a CDSC equal to 0.50% of the lesser of the net asset value or the purchase price of the shares being redeemed. Investor C Shares purchased prior to January 1, 1996 remain subject to the 1.00% CDSC (except Nations Short-Term Municipal Income Fund). No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.

Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor C Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code") of a shareholder (including a registered joint owner), (ii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor C Shares held in the account is less than the minimum account size, and (iii) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.



Within 120 days after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor C Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by an existing shareholder of the Funds if the value of the Investor C Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor C Shares redeemed under the AWP will not be sub-ject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the accounts. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable
CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Agent or by Nations Fund at any time.


   How To Exchange Shares


The exchange feature enables a shareholder of Investor C Shares of a Nations Fund non-money market fund to acquire shares of the same class that are offered by another non-money market fund of Nations Fund or Investor D Shares of any Nations Fund money market fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor C Shares that meets the requirements discussed in this section.



If a shareholder acquires Investor C Shares of a Nations Fund non-money market fund or Investor D Shares of a Nations Fund money market fund through an exchange, the CDSC applicable to the original shares purchased will be applied to any redemption of the acquired shares (except for exchanges of Nations Short-Term Municipal Income Fund shares purchased prior to January 1, 1996, which will be subject to the CDSC schedule applicable to the acquired Fund). Additionally, when an investor exchanges Investor C Shares of a Nations Fund non-money market fund for shares of the same class of another non-money market fund or Investor D Shares of any money market fund of Nations Fund, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares (except for shares of Nations Short-Term Municipal Income Fund purchased prior to January 1, 1996). If an investor exchanges Investor C Shares of the Nations Short-Term Municipal Income Fund purchased prior to January 1, 1996 for shares of the same class of another non-money market fund, the remaining period of time that the CDSC applicable to the acquired shares is in effect will be computed from the time of the exchange.



AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF"), a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent.


GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchanges through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. Certain Selling or Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor C Shares of the same class of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.



As regulated investment companies, the Funds are permitted to pass through to their shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Funds intend to satisfy. Distributions from taxable income will be taxable as ordinary income to shareholders whether such income is received in cash or reinvested in additional shares. The policy of the Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income and their investment company taxable income. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions from the Funds will not qualify for the dividends-received deduction for corporate shareholders. Distributions of net investment income by Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund may be taxable to investors even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


Substantially all of a Fund's net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held the Fund's shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes, as discussed more fully below and in the SAI.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

If any of the Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax appli-cable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities, and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida and Georgia impose a tax upon intangible personal property which may apply to shares of the Funds held by residents of those states. Florida has issued a Technical Assistance Advisement indicating that shares of Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund will not be subject to Florida's intangibles tax, subject to certain requirements which these two Funds intend to satisfy. See the SAI for further details about state tax treatment relevant to shareholders of the Funds.


In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAI.


   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of the Fund's total assets at the time of purchase.



U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes.



FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.


If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher-quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.



The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Since each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that Fund's income, capital, and liquidity may be adversely affected.

For the past forty years, the economy of the State of Florida has consisted primarily of tourism, retirement and agriculture. More recently, military and defense spending have fueled economic diversification as well as the aerospace industry, laser optics research, computer manufacturing and international trade and commerce. Currently, Moody's rates Florida's general obligation bonds "Aa," and S&P rates such bonds "AA."


The State of Georgia has a diversified economy, which has performed relatively well in recent years. Important industries in the state include pulp and paper products, agriculture and textiles. Currently, Moody's rates Georgia general obligation bonds "Aaa" and S&P rates such bonds "AA+."


The State of Maryland's leading areas of employment are services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, electronic equipment, industrial machinery, and transportation equipment). Maryland has a higher than average number of people employed by the Government. The Port of Baltimore is one of the larger international ports in the United States and in the world. Currently,

Moody's rates Maryland general obligation bonds "Aaa" and S&P rates such bonds "AAA."


The State of North Carolina has an economic base consisting of a combination of manufacturing, services, agriculture and tourism. During the period from 1980 to 1993, the per capita income in the State grew from $7,999 to $18,702, an increase of 133.8%. During the same period the state's labor force increased 24.5%. Currently, Moody's rates the state of North Carolina's general obligation bonds "Aaa" and S&P rates such bonds "AAA."



The State of South Carolina's economy has been dominated since the early 1920's by the textile industry, with over one-third of the manufacturing workers directly or indirectly related to the textile industry. The economic base of the state is gradually becoming more diversified as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+."


The State of Tennessee has an economic base consisting primarily of manufacturing, services, agriculture and tourism. Currently, Moody's rates the State of Tennessee's general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Texas has long been identified with the oil and gas industry, but the Texas economy recently has become more diversified. Oil and gas related industries accounted for 27% of the state's total output of goods and services in 1981, but currently account for only 12% of the state's economy. Servicing sectors (which include transportation and public utilities; finance and insurance; trade; services; and government) are the major sources of job growth in Texas. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to contribute to Texas' future growth. Currently Moody's rates Texas general obligations bonds "Aa" and S&P rates such bonds "AA."

The Commonwealth of Virginia has a diversified economy with government, manufacturing, high technology (both manufacturing and non-manufacturing) industries, agriculture, mining, construction, services, and tourism all represented. Virginia also has benefited from its port facilities, a large number of federal government and military installations, and its proximity to Washington, D.C. Currently Moody's rates Virginia general obligation bonds "Aaa" and S&P rates such bonds "AAA."

There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds is contained in the SAI.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation;

imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.
VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings


The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or inter-est over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:


     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA:


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR C SHARES
                                      APRIL 1, 1996



This Prospectus describes NATIONS SHORT-TERM INCOME
FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND,
NATIONS GOVERNMENT SECURITIES FUND, NATIONS
STRATEGIC FIXED INCOME FUND AND NATIONS DIVERSIFIED
INCOME FUND (the "Funds") of the Nations Fund
Family ("Nations Fund" or "Nations Fund Family").
This Prospectus describes one class of shares of the Funds -- Investor C Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor C Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc., each an open-end management investment company, is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust and
Nations Fund, Inc., each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc.
("NBAI") is the investment adviser to the Funds.
TradeStreet Investment Associates, Inc.
("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.


SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.


NF-96142-496




                                                     Nations Short-Term Income
                                                     Fund

                                                     Nations Short-Intermediate
                                                     Government Fund

                                                     Nations Government
                                                     Securities Fund

                                                     Nations Strategic Fixed
                                                     Income Fund


                                                     Nations Diversified Income
                                                     Fund

                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854

                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255
                                                     Nations Fund

                             Table  Of  Contents

                                                                 About The Funds


                             Prospectus Summary                                3
                             Expenses Summary                                  5
                             Financial Highlights                              6
                             Objectives                                       11
                             How Objectives Are Pursued                       12
                             How Performance Is Shown                         17
                             How the Funds Are Managed                        18
                             Organization And History                         21


                                                           About Your Investment


                             How To Buy Shares                                23
                             Shareholder Servicing And Distribution Plans     24
                             How To Redeem Shares                             26
                             How To Exchange Shares                           27
                             How The Funds Value Their Shares                 29
                             How Dividends And Distributions Are Made;
                             Tax Information                                  29
                             Appendix A -- Portfolio Securities               30
                             Appendix B -- Description Of Ratings             40



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS,
                             OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY
                             REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


   Prospectus Summary


(Bullet) TYPE OF COMPANIES: Open-end management investment companies.


(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. See "How To Buy Shares."


(Bullet) INVESTMENT OBJECTIVES AND POLICIES:


(Bullet) Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds.


(Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations.


(Bullet) Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


(Bullet) Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities.


(Bullet) Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.


(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Fund's investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."


(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor C Shares of the indicated Fund over specified periods.


                                                                     Nations Short-         Nations
                                                  Nations Short-      Intermediate        Government      Nations Strategic
SHAREHOLDER TRANSACTION EXPENSES                 Term Income Fund    Government Fund    Securities Fund   Fixed Income Fund
Sales Load Imposed on Purchases                           None               None               None               None
Deferred Sales Charge (as a percentage of the
  lower of the original purchase price or
  redemption proceeds)1                                    .50%               .50%               .50%               .50%
                                                      Nations
                                                    Diversified
SHAREHOLDER TRANSACTION EXPENSES                    Income Fund
Sales Load Imposed on Purchases                           None
Deferred Sales Charge (as a percentage of the
  lower of the original purchase price or
  redemption proceeds)1                                    .50%


ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                        .30%               .40%               .50%               .50%
Rule 12b-1 Fees (After Fee Waivers)                        .10%               .25%               .25%               .25%
Shareholder Servicing Fees                                 .25%               .25%               .25%               .25%
Other Expenses (After Expense Reimbursements)              .26%               .20%               .30%               .21%
Total Operating Expenses (After Fee Waivers and
  Expense Reimbursements)                                  .91%              1.10%              1.30%              1.21%


Management Fees (After Fee Waivers)                        .50%
Rule 12b-1 Fees (After Fee Waivers)                        .25%
Shareholder Servicing Fees                                 .25%
Other Expenses (After Expense Reimbursements)              .30%
Total Operating Expenses (After Fee Waivers and
  Expense Reimbursements)                                 1.30%



1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of the date of purchase. Investor C Shares purchased prior to January 1, 1996 will continue to be subject to the 1.00% Deferred Sales Charge.

EXAMPLES:
You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                     Nations Short-         Nations
                                                  Nations Short-      Intermediate        Government      Nations Strategic
                                                 Term Income Fund    Government Fund    Securities Fund   Fixed Income Fund
1 Year                                               $      14          $      16          $      18          $      17
3 Years                                              $      29          $      35          $      41          $      38
5 Years                                              $      50          $      61          $      71          $      66
10 Years                                             $     112          $     134          $     157          $     147
                                                      Nations
                                                    Diversified
                                                    Income Fund
1 Year                                               $      18
3 Years                                              $      41
5 Years                                              $      71
10 Years                                             $     157

You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming a 5% annual return but no redemption.

                                                                     Nations Short-         Nations
                                                  Nations Short-      Intermediate        Government      Nations Strategic
                                                 Term Income Fund    Government Fund    Securities Fund   Fixed Income Fund
1 Year                                               $       9          $      11          $      13          $      12
3 Years                                              $      29          $      35          $      41          $      38
5 Years                                              $      50          $      61          $      71          $      66
10 Years                                             $     112          $     134          $     157          $     147
                                                      Nations
                                                    Diversified
                                                    Income Fund
1 Year                                               $      13
3 Years                                              $      41
5 Years                                              $      71
10 Years                                             $     157



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares of the Funds will bear either directly or indirectly. Certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fees waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."


Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Short-Term Income Fund -- .60%, .75% and 1.86%, respectively; Nations Short-Intermediate Government Fund -- .60%, .75% and 1.80%, respectively; and Nations Strategic Fixed Income Fund -- .60%, .75% and 1.81%. Absent fee waivers and expense reimbursements, "Management Fees," "Rule 12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Government Securities Fund -- .64%, .75%, .31% and 1.95%, respectively; and Nations Diversified Income Fund -- .60%, .75%, .33% and 1.93%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.
   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS SHORT-TERM INCOME FUND

                                                                   YEAR             YEAR             YEAR             PERIOD
                                                                   ENDED            ENDED            ENDED             ENDED
INVESTOR C SHARES                                                11/30/95#        11/30/94#        11/30/93          11/30/92*
Operating performance:
Net asset value, beginning of year                               $    9.48        $   10.01        $    9.75       $   10.00
Net investment income                                                 0.57             0.46             0.48            0.08
Net realized and unrealized gain/(loss) on investments                0.36            (0.51)            0.26           (0.26)
Net increase/(decrease) in net assets resulting from
  investment operations                                               0.93            (0.05)            0.74           (0.18)
Distributions:
Dividends from net investment income                                 (0.57)           (0.44)           (0.48)          (0.07)
Distributions in excess of net investment income                        --            (0.02)              --              --
Distributions from capital                                              --            (0.02)              --              --
Total distributions                                                  (0.57)           (0.48)           (0.48)          (0.07)
Net asset value, end of year                                     $    9.84        $    9.48        $   10.01       $    9.75
Total return++                                                       10.08%           (0.51)%           7.73%          (1.82)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                               $   6,056        $   8,102        $  19,851       $   6,747
Ratio of operating expenses to average net assets                     0.91%            0.89%            0.87%           0.80%+
Ratio of net investment income to average net assets                  5.97%            4.84%            4.77%           5.04%+
Portfolio turnover rate                                                224%             293%             121%             45%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                               1.21%            1.21%            1.29%           1.40%+
Net investment income per share without waivers and/or
  expense reimbursements                                         $    0.54        $    0.43        $    0.45       $    0.07



 * Nations Short-Term Income Fund Investor C Shares commenced operations on October 2, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                   YEAR             YEAR             YEAR            PERIOD
                                                                   ENDED            ENDED            ENDED            ENDED
INVESTOR C SHARES                                                11/30/95#        11/30/94         11/30/93         11/30/92*
Operating performance:
Net asset value, beginning of year                               $    3.93        $    4.28        $    4.16      $    4.19
Net investment income                                                 0.22             0.20             0.20           0.10
Net realized and unrealized gain/(loss) on investments                0.21            (0.33)            0.14          (0.03)
Net increase/(decrease) in net assets resulting from
  investment operations                                               0.43            (0.13)            0.34           0.07
Distributions:
Dividends from net investment income                                 (0.22)           (0.20)           (0.20)         (0.10)
Distributions in excess of net investment income                     (0.00)(a)        (0.00)(a)           --             --
Distributions from net realized capital gains                           --            (0.02)           (0.02)            --
Total distributions                                                  (0.22)           (0.22)           (0.22)         (0.10)
Net asset value, end of year                                     $    4.14        $    3.93        $    4.28      $    4.16
Total return++                                                       11.15%           (2.80)%           8.20%          1.64%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                               $  13,206        $  16,725        $  31,440      $  24,352
Ratio of operating expenses to average net assets                     1.10%            1.17%            1.30%          1.18%+
Ratio of net investment income to average net assets                  5.38%            5.18%            4.65%          4.80%+
Portfolio turnover rate                                                328%             133%              92%            25%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                       1.30%            1.38%            1.54%          1.44%+
Net investment income per share without waivers and/or
  reimbursements                                                 $    0.21        $    0.19        $    0.19      $    0.09



 * Nations Short-Intermediate Government Fund Investor C Shares commenced operations on June 17, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 (a) Amount represents less than $0.01.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS GOVERNMENT SECURITIES FUND

                                                      SIX MONTHS
                                                         ENDED                YEAR                 YEAR                PERIOD
                                                       11/30/95               ENDED                ENDED                ENDED
INVESTOR C SHARES                                     (UNAUDITED)           05/31/95#            05/31/94            05/31/93*#
Operating performance:
Net asset value, beginning of period                  $    9.86            $    9.80            $   10.46            $   10.52
Net investment income                                      0.28                 0.57                 0.55                 0.59
Net realized and unrealized gain/(loss) on
  investments                                              0.10                 0.06                (0.61)                0.02
Net increase/(decrease) in net assets resulting
  from investment operations                               0.38                 0.63                (0.06)                0.61
Distributions:
Dividends from net investment income                      (0.28)               (0.53)               (0.50)               (0.63)
Dividends in excess of net investment income                 --                   --                (0.01)                  --
Distributions from net realized capital gains                --                   --                (0.05)               (0.04)
Distributions from capital                                   --                (0.04)               (0.04)                  --
Total distributions                                       (0.28)               (0.57)               (0.60)               (0.67)
Net asset value, end of period                        $    9.96            $    9.86            $    9.80            $   10.46
Total return++                                             3.94%                6.76%               (0.69)%               5.37%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                     $   2,824            $   2,945            $   5,265            $   5,998
Ratio of operating expenses to average net
  assets                                                   1.55%+               1.51%                1.48%                1.60%+
Ratio of net investment income to average net
  assets                                                   5.70%+               5.94%                5.33%                5.92%+
Portfolio turnover rate                                      25%                 413%                  56%                 103%
Ratio of operating expenses to average net
  assets without waivers and/or reimbursements             1.69%+               1.69%                1.69%                1.75%+
Net investment income per share without waivers
  and/or reimbursements                               $    0.27            $    0.55            $    0.53            $    0.42



 * Nations Government Securities Fund Investor C Shares commenced operations on July 6, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
                                                                               9

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS STRATEGIC FIXED INCOME FUND

                                                                    YEAR               YEAR               YEAR
                                                                    ENDED              ENDED              ENDED
INVESTOR C SHARES                                                 11/30/95           11/30/94           11/30/93
Operating performance:
Net asset value, beginning of year                                $    9.32          $   10.55          $    9.94
Net investment income                                                  0.54               0.47               0.48
Net realized and unrealized gain/(loss) on investments                 0.90              (0.89)              0.62
Net increase/(decrease) in net assets resulting from
  investment operations                                                1.44              (0.42)              1.10
Distributions:
Dividends from net investment income                                  (0.54)             (0.45)             (0.48)
Distributions in excess of net investment income                         --              (0.02)                --
Distributions from net realized capital gains                            --              (0.34)             (0.01)
Total distributions                                                   (0.54)             (0.81)             (0.49)
Net asset value, end of year                                      $   10.22          $    9.32          $   10.55
Total return++                                                        15.87%             (4.14)%            11.20%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                $     227          $      41          $      65
Ratio of operating expenses to average net assets                      1.21%              1.43%              1.36%
Ratio of net investment income to average net assets                   5.55%              4.68%              4.65%
Portfolio turnover rate                                                 228%               307%               161%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                        1.31%              1.51%              1.52%
Net investment income per share without waivers and/or
  reimbursements                                                  $    0.53          $    0.46          $    0.47
                                                                   PERIOD
                                                                   ENDED
INVESTOR C SHARES                                                11/30/92*
Operating performance:
Net asset value, beginning of year                             $    9.97
Net investment income                                               0.02
Net realized and unrealized gain/(loss) on investments             (0.04)
Net increase/(decrease) in net assets resulting from
  investment operations                                            (0.02)
Distributions:
Dividends from net investment income                               (0.01)
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                (0.01)
Net asset value, end of year                                   $    9.94
Total return++                                                     (0.22)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                             $      84
Ratio of operating expenses to average net assets                   1.03%+
Ratio of net investment income to average net assets                5.40%+
Portfolio turnover rate                                               12%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                     1.63%+
Net investment income per share without waivers and/or
  reimbursements                                               $    0.02



 * Nations Strategic Fixed Income Fund Investor C Shares commenced operations on November 16, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
10

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS DIVERSIFIED INCOME FUND

                                                                    YEAR               YEAR              YEAR
                                                                    ENDED             ENDED              ENDED
INVESTOR C SHARES                                                 11/30/95          11/30/94#          11/30/93#
Operating performance:
Net asset value, beginning of year                               $    9.67        $   10.88            $    9.96
Net investment income                                                 0.66             0.67                 0.70
Net realized and unrealized gain/(loss) on investments                1.15            (1.06)                0.92
Net increase/(decrease) in net assets resulting from
  investment operations                                               1.81            (0.39)                1.62
Distributions:
Dividends from net investment income                                 (0.66)           (0.67)               (0.70)
Distributions in excess of net investment income                        --            (0.00)##                --
Distributions from net realized capital gains                           --            (0.15)                  --
Total distributions                                                  (0.66)           (0.82)               (0.70)
Net asset value, end of year                                     $   10.82        $    9.67            $   10.88
Total return++                                                       19.22%           (3.77)%              16.65%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                               $   3,582        $   2,636            $   3,633
Ratio of operating expenses to average net assets                     1.55%            1.49%                1.30%
Ratio of net investment income to average net assets                  6.28%            6.56%                6.27%
Portfolio turnover rate                                                 96%             144%                  86%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                       1.68%            1.70%                1.70%
Net investment income per share without waivers and/or
  reimbursements                                                 $    0.65        $    0.65            $    0.64
                                                                   PERIOD
                                                                    ENDED
INVESTOR C SHARES                                                 11/30/92*
Operating performance:
Net asset value, beginning of year                              $    9.93
Net investment income                                                0.03
Net realized and unrealized gain/(loss) on investments               0.02
Net increase/(decrease) in net assets resulting from
  investment operations                                              0.05
Distributions:
Dividends from net investment income                                (0.02)
Distributions in excess of net investment income                       --
Distributions from net realized capital gains                          --
Total distributions                                                 (0.02)
Net asset value, end of year                                    $    9.96
Total return++                                                       0.54%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                              $     149
Ratio of operating expenses to average net assets                    1.00%+
Ratio of net investment income to average net assets                 7.01%+
Portfolio turnover rate                                                46%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                      1.60%+
Net investment income per share without waivers and/or
  reimbursements                                                $    0.03



 * Nations Diversified Income Fund Investor C Shares commenced operations on November 9, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.


## Amount represents less than $0.01.


   Objectives


NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will not exceed three years. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate- and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be between two and seven years.


NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than four years.


NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be 10 years or less.


NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than seven years.

   How Objectives Are Pursued

NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, Nations Short-Term Income Fund may invest in a broad range of debt obligations such as corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the following six nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited or its affiliate, IBCA Inc. (collectively, "IBCA") or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix
A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund may also invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Some U.S. Government Obligations are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through GNMA certificates. Some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of FNMA. U.S. Government Obligations also include U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.")

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by compa-
12
nies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic conditions warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix
A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. For a more detailed description of the investment practices of this Fund, see "Appendix A."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, existing circumstances warrant.


NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend-paying preferred and common stock.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or
14
more of its total assets in securities of foreign issuers. See "Appendix
A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.
The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.
Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

GENERAL: Nations Short-Intermediate Government Fund, Nations Government
Securities

Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each of those Funds may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of those Funds may engage in reverse repurchase agreements and dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.


PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.
Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."
INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs. Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.
16

3. Each Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.
   How Performance Is Shown

From time to time a Fund may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares may be calculated on an average annual total return basis or an aggregate total return basis. The "total return" of a class of shares refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor C Shares, the Funds offer Primary A, Primary B, Investor A and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servic-
                                                                              17
ing agent directly to its customers' accounts in connection with investments in a Fund will not be included in calculations of yield and total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent.

   How The Funds Are Managed

The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. The SAI for Nations Fund Trust contains the names of and general background information concerning the Trustees of Nations Fund Trust. The SAI for Nations Fund, Inc. contains the names of and general background information concerning the Directors of Nations Fund, Inc.

Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.


TradeStreet provides investment management services to individuals, corporations and institutions.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with the Funds' investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares of a Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund; and 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million.

For the services provided and the expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.15% of Nations Short-Term Income Fund's, Nations Short-Intermediate Government Fund's, Nations Government Securities Fund's, Nations Strategic Fixed Income Fund's and Nations Diversified Income Fund's average daily net assets.


From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund paid NationsBank under prior Advisory Agreements advisory fees at the indicated rate of the Funds' average daily net assets: Nations Short-Term Income Fund -- 0.30%; Nations Diversified Income Fund -- 0.50%; Nations Strategic Fixed Income
Fund -- 0.50%; Nations Short-Intermediate Government Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.46% of Nations Government Securities Fund's average daily net assets.


David M. Hetherington, CFA, is a Director of TradeStreet and Managing Director of Fixed Income Management. Mr. Hetherington is responsible for overseeing all fixed income product management and is Senior Portfolio Manager for Nations Short-Term Income Fund. Mr. Hetherington has been Portfolio Manager for the Nations Short-Term Income Fund since 1995. Previously he was Senior Vice President and Director of Fixed Income for NationsBank. Mr. Hetherington has worked in the investment community since 1975. His past experience includes working as a portfolio manager, a trust investment officer and a securities analyst for First Citizens Bank and Deposit Guarantee as well as working as an Economist for the U.S. Department of Labor in the Bureau of Labor Statistics. Mr. Hetherington received a B.A. in Economics from Duke University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research.


Mark S. Ahnrud, CFA, is a Director of Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been Portfolio Manager for the Nations Diversified Income Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Ahnrud has worked for NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.


Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.


John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund and Nations Government Securities Fund. Mr. Swaim has been Portfolio Manager for the Funds since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.

Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to the Funds' shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the terms of the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds, including performing the calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements, maintaining the portfolio records and certain general accounting records for the Funds.


For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the indicated rates of the following Funds' average daily net assets: Nations Short-Term Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund -- 0.10%; Nations Diversified Income Fund -- 0.07%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations Government Securities Fund's average daily net assets.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.


Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares. See "Shareholder Servicing And Distribution Plans."

NationsBank of Texas, N.A., ("NationsBank of Texas", or the "Custodian"), serves as the Funds' custodian. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


Price Waterhouse LLP serves as independent accountant to Nations Fund. Its address is 160 Federal Street, Boston, Massachuetts 02110.


EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor C Shares, are deducted from accrued income before dividends are declared. Each fund's expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor C Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust and Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.


NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Investor A, Investor C, Investor N, Primary A and Primary B Shares. This Prospectus relates only to the Investor C Shares of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Each share is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.
                                                                              21

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the 1940 Act requires voting by fund.

As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's related SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.
NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of Nations Government Securities Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.
Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class. Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations

Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement,

inaccuracy or incomplete disclosure that may appear in this Prospectus.
About Your Investment
   How To Buy Shares
Stephens has established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a Sales Support Agreement with Stephens ("Selling Agents").
There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 for IRA investors;

(Bullet) $250 for non-working spousal IRAs; and
(Bullet) $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.
There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.
Investor C Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").
With respect to Investor C Shares, the Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor C Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into Servicing Agreements with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.
Nations Fund reserves the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.
EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor C Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such pay-
                                                                              23
ment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.
The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.

TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And Distribution
   Plans
Pursuant to Rule 12b-1 under the 1940 Act, the Trustees have approved a Distribution Plan with respect to the Investor C Shares of each Fund. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Fund's Investor C Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor C Shares.
The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribu-tion Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the relevant SAI for more details on the Distribution Plan.

The Trustees and Directors also have approved a shareholder servicing plan ("Investor C Servicing Plan") for each Fund which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Investor C Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares.
The fees payable under the Investor C Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services.
Nations Fund may suspend or reduce payments under the Investor C Servicing Plan at any time, and payments are subject to the continuation of the Investor C Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Investor C Servicing Plan.
Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.
Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of a Fund during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.
In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.
                                                                              25

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor C Shares, as described below, there is no redemption charge.

Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Nations Fund may redeem a shareholder's Investor Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.
Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.
CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers, Investor C Shares of the Funds that are redeemed within one year of the date of purchase will be subject to a CDSC equal to 0.50% of the lesser of the net asset value or the purchase price of the shares being redeemed. Investor C Shares purchased prior to January 1, 1996 remain subject to the 1.00% CDSC (except for Nations Short-Term Income Fund). No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.
Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

The CDSC will be waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified retirement plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to

Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor C Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.


Within 120 days after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor C Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor C Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the and Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer or to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling or Servicing Agent or by Nations Fund at any time.
   How To Exchange Shares

The exchange feature enables a shareholder of Investor C Shares of a Nations Fund non-money market fund to acquire shares of the same class that are offered by another non-money market fund of Nations Fund or Investor D Shares of any Nations Fund money market fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.


No CDSC will be imposed in connection with an exchange of Investor C Shares that meets the requirements discussed in this section.


If a shareholder acquires Investor C Shares of a Nations Fund non-money market fund or Investor D Shares of a Nations Fund money market fund through an exchange, the CDSC applicable to the original shares purchased will be applied to any redemption of the acquired shares (except for exchanges of Nations Short-Term Income Fund shares purchased prior to January 1, 1996, which will be subject to the CDSC schedule applicable to the acquired Fund). Additionally, when an investor exchanges Investor C Shares of a Nations Fund non-money market fund for shares of the same class of another non-money market fund or Investor D Shares of any money market fund of Nations Fund, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares (except for shares of Nations Short-Term Income Fund purchased prior to January 1, 1996). If an investor exchanges Investor C Shares of the Nations Short-Term Income Fund purchased prior to January 1, 1996 for shares of the same class of another non-money market fund, the remaining period of time that the CDSC applicable to the acquired shares is in effect will be computed from the time of the exchange.


AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent.

GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.
The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchanges through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling or Servicing Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling or Servicing Agent through which the original shares were purchased. An investor should consult his/her Selling or Servicing Agent or Stephens for further information regarding exchanges.
28

   How The Funds Value Their Shares
The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.
   How Dividends And Distributions Are
   Made; Tax Information
DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.
The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. Certain Selling and Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.


The Funds intend to distribute substantially all of their investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.) Corporate investors may be entitled to the dividends-received deduction on a portion of the dividends from those Funds investing in the stock of domestic corporations.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends
                                                                              29
and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.
Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.
Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and this SAI contains more information concerning such investments.


ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.


The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.


MORTGAGE-BACKED SECURITIES represent an ownership interest in a pool of residential mort-gage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.
Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.
The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").
The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.
As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.
As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as
                                                                              31

"Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.
Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.
Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.


The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage-backed securities, see the related SAI.


NON-MORTGAGE ASSET-BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


The development of non-mortgage-backed securities is at an early stage compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.

U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations), and other foreign obligations involve special investment risk, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of
                                                                              33
the Fund's total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.
Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objec-tive. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into forward contracts with terms of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible
                                                                              35
establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect such Funds against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.


If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic
                                                                              37
conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.
MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.
MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.
Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.
Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.
Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are consid-ered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.


SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by
                                                                              39
the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.
   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal. AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.
     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhib-its adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.
     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.
The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:
                                                                              41

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.
     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.
     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.
To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.
The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:
     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.
The following summarizes the two highest ratings used by S&P for short-term municipal notes:
     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.
     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:
     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.
Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.
The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.


For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:


     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.


     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.
     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".
     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.
     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.
     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.
     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.


A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

     A2 -- Obligations supported by a good capacity for timely repayment.
44

Prospectus


                                  INVESTOR N SHARES
                                      APRIL 1, 1996



This Prospectus describes NATIONS VALUE FUND,
NATIONS EQUITY INCOME FUND, NATIONS BALANCED ASSETS
FUND, NATIONS CAPITAL GROWTH FUND, NATIONS EMERGING
GROWTH FUND AND NATIONS DISCIPLINED EQUITY FUND
(the "Funds") of the Nations Fund Family ("Nations
Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of the Funds -- Investor N Shares.



This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor N Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc., each an open-end management investment company, is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust and
Nations Fund, Inc., each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc.
("NBAI") is the investment adviser to the Funds.
TradeStreet Investment Associates, Inc.
("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.


                                                     GROWTH AND INCOME FUNDS:

                                                     Nations Value Fund

                                                     Nations Equity Income Fund

                                                     Nations Balanced
                                                     Assets Fund

                                                     GROWTH FUNDS:

                                                     Nations Capital Growth Fund

                                                     Nations Emerging
                                                     Growth Fund


                                                     Nations Disciplined
                                                     Equity Fund





                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854
                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255
                                                     NATIONS FUND

NS1-96144-496

                             Table  Of  Contents

About The Funds


                             Prospectus Summary                                3
                             Expenses Summary                                  5
                             Financial Highlights                              7
                             Objectives                                       12
                             How Objectives Are Pursued                       13
                             How Performance Is Shown                         19
                             How The Funds Are Managed                        20
                             Organization And History                         24


About Your Investment


                             How To Buy Shares                                26
                             Shareholder Servicing And Distribution Plans     27
                             How To Redeem Shares                             29
                             How To Exchange Shares                           31
                             How The Funds Value Their Shares                 32
                             How Dividends And Distributions Are Made; Tax
                             Information                                      32
                             Appendix A -- Portfolio Securities               33
                             Appendix B -- Description Of Ratings             41



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE
                             FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. Minimum subsequent investment is $100, except for investments pursuant to the systematic investment plan. See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



         (Bullet) Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



         (Bullet) Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



         (Bullet) Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities and cash equivalents.



         (Bullet) Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation.



         (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.



          (Bullet) Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when inter-est rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Funds declare and pay dividends from net investment income each calendar quarter. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor N Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

                                                                  Nations           Nations
                                                Nations            Equity           Balanced          Nations           Nations
                                                 Value             Income            Assets        Capital Growth   Emerging Growth
                                                  Fund              Fund              Fund              Fund              Fund

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                     None              None              None              None              None
Deferred Sales Charge (as a percentage of
  the lower of the original purchase price
  or redemption proceeds)1                          None              None              None              None              None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                      .75%              .70%              .75%              .75%              .75%
Rule 12b-1 Fees (After fee waivers)                  .50%              .50%              .50%              .75%              .75%
Shareholder Servicing Fees                           .25%              .25%              .25%              .25%              .25%
Other Expenses (After expense
  reimbursements)                                    .19%              .21%              .24%              .23%              .23%
Total Operating Expenses (After fee
  waivers and expense reimbursements)               1.69%2            1.66%2            1.74%2            1.98%             1.98%

                                                Nations
                                              Disciplined
                                                 Equity
                                                  Fund
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                     None
Deferred Sales Charge (as a percentage of
  the lower of the original purchase price
  or redemption proceeds)1                          None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                      .75%
Rule 12b-1 Fees (After fee waivers)                  .75%
Shareholder Servicing Fees                           .25%
Other Expenses (After expense
  reimbursements)                                    .25%
Total Operating Expenses (After fee
  waivers and expense reimbursements)               2.00%



1 Investor N Shares purchased prior to January 1, 1996 will continue to be subject to the Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

EXAMPLES:

An investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                    Nations            Nations            Nations
                                                 Nations            Equity            Balanced            Capital
                                                  Value             Income             Assets             Growth
                                                  Fund               Fund               Fund               Fund

1 Year                                          $      17          $      17          $      18          $      20
3 Years                                         $      53          $      52          $      55          $      62
5 Years                                         $      92          $      90          $      94          $     107
10 Years                                        $     200          $     197          $     205          $     231

                                                 Nations            Nations
                                                Emerging          Disciplined
                                                 Growth             Equity
                                                  Fund               Fund
1 Year                                          $      20          $      20
3 Years                                         $      62          $      63
5 Years                                         $     107                N/A
10 Years                                        $     231                N/A



The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in the Funds will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. The "Other Expenses" figures in the above table are based on estimates for the current fiscal year. There is no assurance that any fee waivers and/or expense reimbursements will continue beyond the current fiscal year. If fee waivers and/or expense reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." Absent fee waivers and expense reimbursements, "Rule 12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for Nations Equity Income Fund would have been .75%, .22% and 1.92%, respectively. Absent fee waivers, "Rule 12b-1 Fees" and "Total Operating Expenses" would have been as follows: Nations Value Fund -- .75% and 1.94%, respectively; and Nations Balanced Assets Fund -- .75% and 1.99%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.


FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND


                                                                                 YEAR            YEAR            PERIOD
                                                                                ENDED            ENDED           ENDED
INVESTOR N SHARES                                                              11/30/95        11/30/94        11/30/93*
Operating performance:
Net asset value, beginning of year                                           $   12.94        $   13.71       $   13.08
Net investment income                                                             0.17             0.15            0.11
Net realized and unrealized gain/(loss) on investments                            3.89            (0.22)           0.63
Net increase/(decrease) in net assets resulting from investment operations        4.06            (0.07)           0.74
Distributions:
Dividends from net investment income                                             (0.18)           (0.16)          (0.11)
Distributions from net realized capital gains                                    (0.67)           (0.54)             --
Total distributions                                                              (0.85)           (0.70)          (0.11)
Net asset value, end of year                                                 $   16.15        $   12.94       $   13.71
Total return++                                                                   33.55%           (0.69)%          5.65%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $  83,699        $  42,530       $  10,449
Ratio of operating expenses to average net assets                                 1.69%            1.68%           1.71%+
Ratio of net investment income to average net assets                              1.15%            1.10%           1.23%+
Portfolio turnover rate                                                             63%              75%             64%
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                           1.69%            1.68%           1.72%+
Net investment income per share without waivers and/or reimbursements        $    0.17        $    0.15       $    0.11



 * Nations Value Fund Investor N Shares commenced operations on June 7, 1993.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EQUITY INCOME FUND
                                                                      SIX MONTHS
                                                                         ENDED              YEAR               PERIOD
                                                                       11/30/95             ENDED              ENDED
INVESTOR N SHARES                                                     (UNAUDITED)         05/31/95           05/31/94*
Operating performance:
Net asset value, beginning of period                                  $   11.77          $   11.40          $   11.98
Net investment income                                                      0.14               0.34               0.37
Net realized and unrealized gain on investments                            0.84               1.11               0.22
Net increase in net assets resulting from investment operations            0.98               1.45               0.59
Distributions:
Dividends from net investment income                                      (0.16)             (0.35)             (0.36)
Distributions from net realized capital gains                                --              (0.73)             (0.81)
Total distributions                                                       (0.16)             (1.08)             (1.17)
Net asset value, end of period                                        $   12.59          $   11.77          $   11.40
Total return++                                                             8.37%             14.03%              4.84%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                     $  98,454          $  75,371          $  46,043
Ratio of operating expenses to average net assets                          1.66%+             1.67%              1.69%+
Ratio of net investment income to average net assets                       2.40%+             3.00%              2.66%+
Portfolio turnover rate                                                      33%               158%               116%
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                    1.66%+             1.68%              1.70%+
Net investment income per share without waivers and/or
  reimbursements                                                      $    0.13          $    0.34          $    0.37



 * Nations Equity Income Investor N Shares commenced operations on June 7, 1993.

 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS BALANCED ASSETS FUND
                                                                                 YEAR            YEAR            PERIOD
                                                                                ENDED            ENDED           ENDED
INVESTOR N SHARES                                                              11/30/95        11/30/94        11/30/93*
Operating performance:
Net asset value, beginning of year                                           $   10.40        $   10.85       $   10.61
Net investment income                                                             0.28             0.17            0.14
Net realized and unrealized gain/(loss) on investments                            2.22            (0.44)           0.23
Net increase/(decrease) in net assets resulting from investment operations        2.50            (0.27)           0.37
Distributions:
Dividends from net investment income                                             (0.25)           (0.18)          (0.13)
Distributions from net realized gains                                            (0.02)              --              --
Total distributions                                                              (0.27)           (0.18)          (0.13)
Net asset value, end of year                                                 $   12.63        $   10.40       $   10.85
Total return++                                                                   24.35%           (2.51)%          3.45%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $  65,275        $  52,905       $  27,982
Ratio of operating expenses to average net assets                                 1.74%            1.73%           1.65%+
Ratio of net investment income to average net assets                              2.50%            1.56%           2.07%+
Portfolio turnover rate                                                            174%             156%             50%
Ratio of operating expenses to average net assets without waivers                 1.74%            1.74%           1.72%+
Net investment income per share without waivers                              $    0.28        $    0.17       $    0.14



 * Nations Balanced Assets Fund Investor N Shares commenced operations on June 7, 1993.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND


                                                                                 YEAR            YEAR            PERIOD
                                                                                ENDED           ENDED            ENDED
INVESTOR N SHARES                                                              11/30/95        11/30/94        11/30/93*
Operating performance:
Net asset value, beginning of year                                           $   11.17       $   11.05        $   10.55
Net investment income/(loss)                                                     (0.03)          (0.01)           (0.01)
Net realized and unrealized gain on investments                                   3.27            0.13             0.53
Net increase in net assets resulting from investment operations                   3.24            0.12             0.52
Distributions:
Dividends from net investment income                                                --              --            (0.02)
Distributions from net realized gains                                            (0.26)          (0.00)(a)           --
Total distributions                                                              (0.26)          (0.00)(a)        (0.02)
Net asset value, end of year                                                 $   14.15       $   11.17        $   11.05
Total return++                                                                   29.80%           1.12%            4.95%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $  40,868       $  23,591        $   9,511
Ratio of operating expenses to average net assets                                 1.98%           1.90%            1.80%+
Ratio of net investment income/(loss) to average net assets                      (0.29)%         (0.15)%          (0.16)%+
Portfolio turnover rate                                                             80%             56%              81%
Ratio of operating expenses to average net assets without waivers                 1.98%           1.91%            1.89%+
Net investment income/(loss) per share without waivers                       $   (0.03)      $   (0.01)       $   (0.02)



 * Nations Capital Growth Fund Investor N Shares commenced operations on June 7, 1993.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) Amount represents less than $0.01 per share.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND


                                                                                 YEAR            YEAR            PERIOD
                                                                                ENDED           ENDED            ENDED
INVESTOR N SHARES                                                              11/30/95       11/30/94#        11/30/93*
Operating performance:
Net asset value, beginning of year                                           $   11.24       $   10.82        $    9.88
Net investment income/(loss)                                                     (0.07)          (0.14)           (0.02)
Net realized and unrealized gain on investments                                   3.16            0.70             0.96
Net increase in net assets resulting from investment operations                   3.09            0.56             0.94
Distributions:
Distributions from net realized gains                                            (0.40)          (0.14)              --
Total distributions                                                              (0.40)          (0.14)              --
Net asset value, end of year                                                 $   13.93       $   11.24        $   10.82
Total return++                                                                   28.75%           5.17%            9.51%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $  32,349       $  15,909        $   3,594
Ratio of operating expenses to average net assets                                 1.98%           2.01%            1.80%+
Ratio of net investment income/(loss) to average net assets                      (0.92)%         (1.29)%          (1.15)%+
Portfolio turnover rate                                                            139%            129%             159%
Ratio of operating expenses to average net assets without waivers                 1.98%           2.01%            2.01%+
Net investment income/(loss) per share without waivers                       $   (0.07)      $   (0.09)       $   (0.03)



 * Nations Emerging Growth Fund Investor N Shares commenced operations on June 7, 1993.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND


                                                                                              YEAR             PERIOD
                                                                                              ENDED            ENDED
INVESTOR N SHARES                                                                           11/30/95         11/30/94*
Operating performance:
Net asset value, beginning of year                                                         $   13.02        $   12.77
Net investment income/(loss)                                                                    0.03            (0.02)
Net realized and unrealized gain/(loss) on investments                                          3.87             0.28
Net increase/(decrease) in net assets resulting from investment operations                      3.90             0.26
Distributions:
Dividends from net investment income                                                           (0.03)           (0.01)
Distributions from net realized gains                                                             --               --
Return of capital                                                                                 --            (0.00)(a)
Total distributions                                                                            (0.03)           (0.01)
Net asset value, end of year                                                               $   16.89        $   13.02
Total return++                                                                                 29.94%            2.02%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $  16,874        $     177
Ratio of operating expenses to average net assets                                               2.30%            2.09%+
Ratio of net investment income/(loss) to average net assets                                    (0.15)%          (0.84)%+
Portfolio turnover rate                                                                          124%             177%
Ratio of operating expenses to average net assets without waivers                               2.30%            2.52%+
Net investment income/(loss) per share without waivers                                     $    0.03        $   (0.03)



 * Nations Disciplined Equity Fund Investor N Shares commenced operations on May 20, 1994.

 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(a) Amount represents less than $0.01 per share.


   Objectives

GROWTH AND INCOME FUNDS:


NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



NATIONS EQUITY INCOME FUND: Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.

GROWTH FUNDS:


NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above-average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.



NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.



NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



   How Objectives Are Pursued


GROWTH AND INCOME FUNDS:


NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investor's Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic condi-tions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, the Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.


To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.



In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the

Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, the Adviser believes that common stocks typically offer the best opportunity for long-term capital appreciation. High quality companies with strong long term fundamentals and earnings growth potential, trading at reasonable market valuations, offer the best total return potential among common stocks.



The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with favorable industry positioning and strong management teams. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc.
(collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments, see "Appendix A."

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:


(Bullet) above average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above-average return on equity relative to the S&P 500 Index.


In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.


In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.


NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.



In selecting stocks for purchase by the Fund, the Adviser utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest up to 10% of its total assets in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.



GENERAL: Each Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Nations Balanced Assets Fund also may engage in dollar roll transactions. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies. Each Fund (except Nations Balanced Assets Fund) may invest in real estate investment trust securities.



PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."



RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in a common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than short-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.


Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Funds' investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), and assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.



"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.



Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolios and the Funds' operating expenses. Investment performance also often reflects the risks associated with the Funds' investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor N Shares, the Funds offer Primary A, Primary B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investors' selling agent.


   How The Funds Are Managed


The business and affairs of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of their Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.



Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc., through its investment management division, serves as investment adviser to the Funds. NBAI is an indirect wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank, a bank holding company organized as a North Carolina Corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements,

NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; and 0.75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million.



For the services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.20% of Nations Equity Income Fund's average daily net assets and 0.25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets.



Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.



From time to time, NationsBank (and/or TradeStreet) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.70%; Nations Value Fund -- 0.75%; and Nations Balanced Assets Fund -- 0.75%. For the fiscal year ended November 30, 1995, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.05% of the Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.68% of the Nations Equity Income Fund's average daily net assets.



Sharon M. Herrmann, CFA, is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been Portfolio Manager of the Nations Value Fund since 1989. Previously she was Senior Vice President and Portfolio Manager for NationsBank. Ms. Herrmann has worked for NationsBank since 1981 where her responsibilities included fund management and portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Philip J. Sanders, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Julie L. Hale, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Previously she was Vice President and Senior Portfolio Manager for NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from St. Mary's College and an M.B.A.

from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.



Edward E. (Jack) Smiley, Jr., CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund. Mr. Smiley has been the Portfolio Manager for Nations Emerging Growth Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1968. His past experience includes management consulting and portfolio management for Interfirst Investment Management, Merrill Lynch and Dean Witter. Mr. Smiley received a B.B.A. in Management from Southern Methodist University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the Dallas Association of Investment Analysts.



Jeffery C. Moser, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Disciplined Equity Fund. Mr. Moser has been the Portfolio Manager for Nations Disciplined Equity Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Moser has worked for NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Eric S. Williams, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been Portfolio Manager for Nations Equity Income Fund since 1991. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank has advised Nations Fund and NationsBank, that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995 Nations Fund Trust paid its administrators fees at the rate of 0.10% of the average daily net assets of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of Nations Equity Income Fund's average daily net assets.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.


Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay, out of its own resources, service fees or commissions to selling agents which assist customers in purchasing Investor N Shares of the Funds. See "Shareholder Servicing and Distribution Plans."


NationsBank of Texas, N.A. ("NationsBank of Texas" or the "Custodian") serves as custodian for the assets of each Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly
(i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it serves as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor N Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountants to Nations Fund. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor N Shares, are deducted from accrued income before dividends are declared. These Fund expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribu-tion to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor N Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor N Shares of the following funds of Nations Fund Trust: Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share in Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations Equity Income Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI of Nations Fund, Inc. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company, Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor N Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents").

There is a minimum initial investment of $1,000, except that the minimum initial investment is:


(Bullet)  $500 for IRA investors;


(Bullet)  $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor N Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor N Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor N Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor N Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor N Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Selling Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Selling Agent.

The Selling Agents are responsible for transmitting orders for purchases of Investor N Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor N Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank to their Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Selling Agent.


REINVESTMENT PRIVILEGE: Within 120 days after a redemption of Investor N Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor N Shares of the same Fund at the net asset value next determined after a reinvestment request is received by the Transfer Agent, together with the proceeds. A shareholder exercising this privilege would receive a pro-rata credit for any CDSC paid in connection with the redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares purchased through the reinvestment privilege.



TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to request such transactions in writing. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.


   Shareholder Servicing And
   Distribution Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor N Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor N Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor N Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor N Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodi-cally to Customers showing their positions in Investor N Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.

DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Distribution Plan with respect to Investor N Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor N Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees and Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor N Shares.

The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or the Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreements between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor N Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor N Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Selling Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.
Nations Fund may redeem a shareholder's Investor N Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor N Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor N Shares purchased prior to January 1, 1996 will be subject a CDSC if such shares are redeemed within six years of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions. Subject to the exclusions described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested, according to the following table:


                                Contingent Deferred
                                 Sales Charge as a
                               Percentage of Dollar
Year Since Purchase Made     Amount Subject to Charge
First                                     5.0%
Second                                    4.0%
Third                                     3.0%
Fourth                                    2.0%
Fifth                                     2.0%
Sixth                                     1.0%
Seventh and thereafter                    None


In determining whether a CDSC is payable on any redemption, the Funds will first redeem shares not subject to any charge, and then shares held longest during the six year period. This will result in you paying the lowest possible CDSC. Solely for purposes of determining the number of years from the date of purchase of shares, all purchases are deemed to have been made on the trade date of the transaction.


The CDSC will be waived on redemptions of Investor N Shares (i) following the death or disa-bility (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor N shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. In addition, the CDSC will be waived on Investor N Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Fund or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor N Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor N Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor N Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor N Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Fund at any time.

   How To Exchange Shares


The exchange feature enables a shareholder to exchange funds as specified below when the shareholder believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor N Shares of a fund offered by Nations Fund to acquire shares of the same class that are offered by any other fund of Nations Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund), Investor A Shares of the Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, or Investor C Shares of a Nations Fund money market fund. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor N Shares that meets the requirements discussed in this section. If a shareholder acquires Investor N Shares of another fund through an exchange, any CDSC schedule applicable (CDSCs may apply to shares purchased prior to January 1, 1996) to the original shares purchased will be applied to any redemption of the acquired shares. If a shareholder exchanges Investor N Shares of a fund for Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares will remain subject to the CDSC schedule applicable to the Investor N Shares exchanged. The holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a Nations Fund money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon a redemption is based upon the total holding period of Investor N Shares of a non-money market fund that charges a CDSC.


The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


The Investor N Shares exchanged must have a current value of at least $1,000. Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling the investor's Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: The Funds distribute any net investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor N Shares will be reduced by the amount of any dividend or distribution. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor N Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor N Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Funds of liability for Federal income taxes on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.)


Corporate investors in the Funds may be entitled to the dividends received deduction on all or a portion of such Funds' dividends paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.


Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.


ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.



Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.

Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account as described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the executive of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.



The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon manage-ment skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide finan-cial support to government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings


The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.
     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in eco-nomic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR N SHARES
                                      APRIL 1, 1996



This Prospectus describes NATIONS SHORT-TERM INCOME
FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND,
NATIONS GOVERNMENT SECURITIES FUND, NATIONS
STRATEGIC FIXED INCOME FUND AND NATIONS DIVERSIFIED
INCOME FUND (the "Funds") of the Nations Fund
Family ("Nations Fund" or "Nations Fund Family").
This Prospectus describes one class of shares of the Funds -- Investor N Shares.



This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor N Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc., each an open-end management investment company, is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust and
Nations Fund, Inc., each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc.
("NBAI") is the investment adviser to the Funds.
TradeStreet Investment Associates, Inc.
("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

                                                     Nations
                                                     Short-Term
                                                     Income Fund

                                                     Nations Short-Intermediate
                                                     Government Fund

                                                     Nations Government
                                                     Securities Fund

                                                     Nations
                                                     Strategic Fixed
                                                     Income Fund


                                                     Nations Diversified
                                                     Income Fund


                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854
                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                      NATIONS
                                                         FUND

NS1-96145-496

                             Table  Of  Contents


                             About The Funds


                             Prospectus Summary                                3
                             Expenses Summary                                  5
                             Financial Highlights                              7
                             Objectives                                       11
                             How Objectives Are Pursued                       12
                             How Performance Is Shown                         17
                             How The Funds Are Managed                        18
                             Organization And History                         21


                             About Your Investment


                             How To Buy Shares                                23
                             Shareholder Servicing And Distribution Plans     24
                             How To Redeem Shares                             26
                             How To Exchange Shares                           28
                             How The Funds Value Their Shares                 29
                             How Dividends And Distributions Are Made;
                             Tax Information                                  29
                             Appendix A -- Portfolio Securities               31
                             Appendix B -- Description Of Ratings             41



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS,
                             OR IN THE FUNDS' SAI INCORPORATED HEREIN BY
                             REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds



   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") Investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. See "How To Buy Shares."



         (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations.



         (Bullet) Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



         (Bullet) Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds.



          (Bullet) Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.



          (Bullet) Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor N Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

                                                                       Nations
                                                                        Short-         Nations
                                                      Nations        Intermediate     Government         Nations
                                                    Short-Term        Government      Securities     Strategic Fixed
SHAREHOLDER TRANSACTION EXPENSES                    Income Fund          Fund            Fund          Income Fund

Sales Load Imposed on Purchases                           None           None            None                None
Deferred Sales Charge (as a percentage of the
  lower of the original purchase price or
  redemption proceeds)1                                   None           None            None                None


                                                      Nations
                                                    Diversified
SHAREHOLDER TRANSACTION EXPENSES                    Income Fund
Sales Load Imposed on Purchases                           None
Deferred Sales Charge (as a percentage of the
  lower of the original purchase price or
  redemption proceeds)1                                   None


ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                        .30%          .40%            .50%                 .50%
Rule 12b-1 Fees (After Fee Waivers)                        .10%          .35%            .40%                 .40%
Shareholder Servicing Fees                                 .25%          .25%            .25%                 .25%
Other Expenses (After Expense Reimbursements)              .26%          .20%            .30%                 .21%
Total Operating Expenses (After Fee Waivers)               .91%         1.20%           1.45%                1.36%

Management Fees (After Fee Waivers)                        .50%
Rule 12b-1 Fees (After Fee Waivers)                        .50%
Shareholder Servicing Fees                                 .25%
Other Expenses (After Expense Reimbursements)              .30%
Total Operating Expenses (After Fee Waivers)              1.55%



1 Investor N Shares purchased prior to January 1, 1996 will continue to be subject to the Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."


EXAMPLES:


An investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                                                         Nations
                                                                         Short-                                Nations
                                                      Nations         Intermediate          Nations           Strategic
                                                    Short-Term         Government         Government            Fixed
                                                    Income Fund           Fund          Securities Fund      Income Fund

1 Year                                               $       9          $      12          $      15          $      14
3 Years                                              $      29          $      38          $      46          $      43
5 Years                                              $      50          $      66          $      79          $      74
10 Years                                             $     112          $     145          $     174          $     164


                                                      Nations
                                                    Diversified
                                                    Income Fund
1 Year                                               $      16
3 Years                                              $      49
5 Years                                              $      84
10 Years                                             $     185



The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in the Funds will bear either directly or indirectly. Certain figures contained in the above table are based on amounts incurred during the Funds' most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." Absent fee waivers and expense reimbursements, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" for the following Funds would have been as follows: Nations Short-Term Income Fund: .60%, .75% and 1.86%, respectively; Nations Short-Intermediate Government Fund -- .60%, .75%, and 1.80%, respectively; Nations Government Securities Fund -- .64%, .75%, .31% and 1.95%, respectively; and Nations Strategic Fixed Income Fund -- .60%, .75% and 1.81%, respectively. Absent fee waivers and expense reimbursements, "Management Fees," "Rule 12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for Nations Diversified Income Fund would have been as follows -- .60%, .75%, .33% and 1.93%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal year of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization and History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.


FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SHORT-TERM INCOME FUND
                                                                                 YEAR            YEAR           PERIOD
                                                                                ENDED           ENDED           ENDED
INVESTOR N SHARES                                                             11/30/95#       11/30/94#       11/30/93*
Operating performance:
Net asset value, beginning of year                                           $    9.48       $   10.01       $    9.94
Net investment income                                                             0.57            0.47            0.22
Net realized and unrealized gain/(loss) on investments                            0.36           (0.51)           0.07
Net increase/(decrease) in net assets resulting from investment operations        0.93           (0.04)           0.29
Distributions:
Dividends from net investment income                                             (0.57)          (0.45)          (0.22)
Distributions in excess of net investment income                                    --           (0.02)             --
Distributions from capital                                                          --           (0.02)             --
Total distributions                                                              (0.57)          (0.49)          (0.22)
Net asset value, end of year                                                 $    9.84       $    9.48       $   10.01
Total return++                                                                   10.10%          (0.46)%          2.96%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $   8,873       $  16,550       $  39,861
Ratio of operating expenses to average net assets                                 0.91%+          0.85%           0.72%+
Ratio of net investment income to average net assets                              5.97%+          4.88%           4.92%+
Portfolio turnover rate                                                            224%            293%            121%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                  1.21%+          1.17%           1.14%+
Net investment income per share without waivers and/or reimbursements        $    0.54       $    0.44       $    0.21



  * Nations Short-Term Income Fund Investor N Shares commenced operations on June 7, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND


                                                                            YEAR              YEAR             PERIOD
                                                                            ENDED            ENDED              ENDED
INVESTOR N SHARES                                                         11/30/95#         11/30/94          11/30/93*
Operating performance:
Net asset value, beginning of year                                       $    3.93        $    4.28         $    4.26
Net investment income                                                         0.21             0.20              0.09
Net realized and unrealized gain/(loss) on investments                        0.21            (0.33)             0.02
Net increase/(decrease) in net assets resulting from investment
  operations                                                                  0.42            (0.13)             0.11
Distributions:
Dividends from net investment income                                         (0.21)           (0.20)            (0.09)
Distributions in excess of net investment income                             (0.00)(a)        (0.00)(a)            --
Distributions from net realized capital gains                                   --            (0.02)               --
Total distributions                                                          (0.21)           (0.22)            (0.09)
Net asset value, end of year                                             $    4.14        $    3.93         $    4.28
Total return++                                                               11.02%           (2.81)%            2.65%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                       $  14,893        $  10,974         $   8,847
Ratio of operating expenses to average net assets                             1.20%+           1.19%             1.15%+
Ratio of net investment income to average net assets                          5.28%+           5.16%             4.80%+
Portfolio turnover rate                                                        328%             133%               92%
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                       1.40%+           1.40%             1.39%+
Net investment income per share without waivers and/or reimbursements    $    0.20        $    0.19         $    0.09



 * Nations Short-Intermediate Government Fund Investor N Shares commenced operations on June 7, 1993.

 + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.


(a) Value represents less than $0.01 per share.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GOVERNMENT SECURITIES FUND


                                                                      SIX MONTHS
                                                                         ENDED              YEAR              PERIOD
                                                                       11/30/95             ENDED              ENDED
INVESTOR N SHARES                                                     (UNAUDITED)         05/31/95#          05/31/94*
Operating performance:
Net asset value, beginning of period                                  $    9.86          $    9.80          $   10.49
Net investment income                                                      0.29               0.58               0.54
Net realized and unrealized gain/(loss) on investments                     0.10               0.06              (0.64)
Net increase/(decrease) in net assets resulting from investment
  operations                                                               0.39               0.64              (0.10)
Distributions:
Dividends from net investment income                                      (0.29)             (0.54)             (0.49)
Dividends in excess of net investment income                                 --                 --              (0.01)
Distributions from net realized capital gains                                --                 --              (0.05)
Distributions from capital                                                   --              (0.04)             (0.04)
Total distributions                                                       (0.29)             (0.58)             (0.59)
Net asset value, end of period                                        $    9.96          $    9.86          $    9.80
Total return++                                                             3.99%              6.86%             (1.09)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                  $  57,009          $  56,155          $  56,313
Ratio of operating expenses to average net assets                          1.45%+             1.41%              1.38%+
Ratio of net investment income to average net assets                       5.80%+             6.04%              5.43%+
Portfolio turnover rate                                                      25%               413%                56%
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                    1.59%+             1.59%              1.59%+
Net investment income per share without waivers and/or
  reimbursements                                                      $    0.28          $    0.56          $    0.52



  * Nations Government Securities Fund Investor N Shares commenced operations on June 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

 # Per Share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND


                                                                                  YEAR              YEAR             PERIOD
                                                                                 ENDED             ENDED             ENDED
INVESTOR N SHARES                                                               11/30/95          11/30/94         11/30/93*
Operating performance:
Net asset value, beginning of year                                            $    9.32         $   10.55         $   10.39
Net investment income                                                              0.53              0.47              0.21
Net realized and unrealized gain/(loss) on investments                             0.90             (0.89)             0.17
Net increase/(decrease) in net assets resulting from investment operations         1.43             (0.42)             0.38
Distributions:
Dividends from net investment income                                              (0.53)            (0.45)            (0.21)
Distributions in excess of net investment income                                     --             (0.02)               --
Distributions from net realized capital gains                                        --             (0.34)            (0.01)
Total distributions                                                               (0.53)            (0.81)            (0.22)
Net asset value, end of year                                                  $   10.22         $    9.32         $   10.55
Total return++                                                                    15.70%            (4.21)%            3.64%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $   2,578         $   2,145         $   1,620
Ratio of operating expenses to average net assets                                  1.36%+            1.33%             1.26%+
Ratio of net investment income to average net assets                               5.40%+            4.78%             4.75%+
Portfolio turnover rate                                                             228%              307%              161%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                   1.46%+            1.41%             1.42%+
Net investment income per share without waivers and/or reimbursements         $    0.52         $    0.46         $    0.21



 * Nations Strategic Fixed Income Fund Investor N Shares commenced operations on June 7, 1993.

 + Annualized.

++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS DIVERSIFIED INCOME FUND


                                                                                 YEAR            YEAR           PERIOD
                                                                                ENDED           ENDED           ENDED
INVESTOR N SHARES                                                              11/30/95       11/30/94#       11/30/93#*
Operating performance:
Net asset value, beginning of year                                           $    9.67       $   10.88       $   10.59
Net investment income                                                             0.66            0.67            0.30
Net realized and unrealized gain/(loss) on investments                            1.15           (1.06)           0.29
Net increase/(decrease) in net assets resulting from investment operations        1.81           (0.39)           0.59
Distributions:
Dividends from net investment income                                             (0.66)          (0.67)          (0.30)
Distributions in excess of net investment income                                    --           (0.00)(a)          --
Distributions from net realized capital gains                                       --           (0.15)             --
Total distributions                                                              (0.66)          (0.82)          (0.30)
Net asset value, end of year                                                 $   10.82       $    9.67       $   10.88
Total return++                                                                   19.22%          (3.77)%          5.58%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $  90,887       $  55,058       $  24,630
Ratio of operating expenses to average net assets                                 1.55%+          1.49%           1.30%+
Ratio of net investment income to average net assets                              6.28%+          6.56%           6.27%+
Portfolio turnover rate                                                             96%            144%             86%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                  1.68%+          1.70%           1.70%
Net investment income per share without waivers and/or reimbursements        $    0.65       $    0.65       $    0.27



  * Nations Diversified Income Fund Investor N Shares commenced operations on June 7, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.


 (a) Amount represents less than $0.01.



   Objectives



NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will not exceed three years. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essen-tially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be between two and seven years.



NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than four years.



NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be 10 years or less.



NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than seven years.


   How Objectives Are Pursued


NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the following six nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited or its affiliate, IBCA Inc. (collectively, "IBCA") or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund also may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Some U.S. Government Obligations are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through GNMA certificates. Some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of FNMA. U.S. Government Obligations also include U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.")

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic conditions warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.



NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. For a more detailed description of the investment practices of this Fund, see "Appendix A."


Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, existing circumstances warrant.



NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend-paying preferred and common stock.



Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed- and variable-rate bonds; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.



Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.



Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."



Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase aggreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevail-ing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.


GENERAL: Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund and Nations Government Securities Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each of those Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of those Funds may engage in reverse repurchase agreements and in dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.



PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."



RISK CONSIDERATIONS: Although the Adviser will seek to achieve the Funds' investment objectives, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.


Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Fund's investment objectives and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Each Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.



"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect the deduction of any applicable CDSC.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolio and the Funds' operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor N Shares, the Funds offer Primary A, Primary B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent.

   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.



Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc., through its investment management division, serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina Corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of: 0.60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Stategic Fixed Income Fund and Nations Short-Intermediate Government Fund; 0.65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million.



For the services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.15% of Nations Short-Intermediate Government Fund's, Nations Government Securities Fund's, Nations Short-Term Income Fund's, Nations Strategic Fixed Income Fund's and Nations Diversified Income Fund's average daily net assets.



From time to time, NBAI (and/or TradeStreet) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the Funds' average daily net assets: Nations Short-Term Income Fund -- 0.30%; Nations Diversified Income Fund -- 0.50%; Nations Strategic Fixed Income
Fund -- 0.50%; and Nations Short-Intermediate Government Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.46% of Nations Government Securities Fund's average daily net assets.



Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company, Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.



Mark S. Ahnrud is a Director of Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been Portfolio Manager for Nations Diversified Income Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Ahnrud has worked for NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund and Nations Government Securities Fund. Mr. Swaim has been Portfolio Manager for the Funds since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.



David M. Hetherington is a Director of TradeStreet and Managing Director of Fixed Income Management. Mr. Hetherington is responsible for overseeing all fixed income product management and is Senior Portfolio Manager for Nations Short-Term Income Fund. Mr. Hetherington has been Portfolio Manager for the Nations Short-Term Income Fund since 1995. Previously he was Senior Vice President and Director of Fixed Income for NationsBank. Mr. Hetherington has worked in the investment community since 1975. His past experience includes working as a portfolio manager, a trust investment officer and a securities analyst for First Citizens Bank and Deposit Guarantee as well as working as an Economist for the U.S. Department of Labor in the Bureau of Labor Statistics. Mr. Hetherington received a B.A. in Economics from Duke University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank has advised NationsBank and Nations Fund that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, pre-sent federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the indicated rates of the following Funds' average daily net assets Nations Short-Term Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund -- 0.10%; and Nations Diversified Income Fund -- 0.07%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations Government Securities Fund's average daily net assets.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor N Shares of the Funds. See "Shareholder Servicing And Distribution Plans."



NationsBank of Texas N.A., ("NationsBank of Texas" or the "Custodian") serves as the Funds' custodian. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of the Funds, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor N Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountants to Nations Fund. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor N Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor N Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust or Nations Fund, Inc. or in such other manner as the Board of Trustees or the Boards of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor N Shares of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations Government Securities Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the Nations Fund, Inc. SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor N Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents").

There is a minimum initial investment of $1,000, except that the minimum initial investment is:


(Bullet)  $500 for IRA investors;


(Bullet)  $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs, within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor N Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor N Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor N Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor N Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor N Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Selling Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Selling Agent.

The Selling Agents are responsible for transmitting orders for purchases of Investor N Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") shareholders may automatically purchase Investor N Shares. On a bi-monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank to their Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Selling Agent.

REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor N Shares of a Fund, a shareholder may reinstate any portion of the proceeds of such redemption in Investor N Shares of the same Fund at the net asset value next determined after a reinstatement request is received by the Transfer Agent, together with the proceeds. A shareholder exercising this privilege would receive a pro-rata credit for any CDSC paid in connection with the redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege.


TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.


   Shareholder Servicing And Distribution
   Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor N Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor N Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor N Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor N Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodi-cally to Customers showing their positions in Investor N Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.


Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the relevant SAI for more details on the Servicing Plan.



DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees of Nations Fund Trust and the Directors of Nations Fund, Inc. have approved a Distribution Plan with respect to Investor N Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor N Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees or Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor N Shares.


The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials; commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies,
(ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.


Nations Fund understands that Agents may charge fees to their Customers who own Investor N Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting a Customers' accounts with the redemption proceeds on a timely basis. Except for any CDSC which may be applicable upon the redemption of Investor N Shares, as described below, there is no redemption charge. No charge for wiring redemption payments is imposed by Nations Fund.


Redemption proceeds are normally wired to the redeeming Selling Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor N Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor N Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor N Shares purchased prior to January 1, 1996 will be subject to a CSDC if such shares of each such Fund (other than Nations Short-Term Income Fund) are redeemed within six years of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions. Subject to the exclusions described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC on shares of Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Government Securities Fund will depend on the number of years since you invested, according to the following table:


                                   Contingent Deferred
                                    Sales Charge as a
                                  Percentage of Dollar
Year Since Purchase             Amount Subject to Charge
First                                        5.0%
Second                                       4.0%
Third                                        3.0%
Fourth                                       2.0%
Fifth                                        2.0%
Sixth                                        1.0%
Seventh and thereafter                       None

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

The amount of CDSC on shares of Nations Short-Intermediate Government Fund will depend on the number of years since you invested, according to the following table:

                                Contingent Deferred
                                 Sales Charge as a
                               Percentage of Dollar
Year Since Purchase Made     Amount Subject to Charge
First                                     4.0%
Second                                    3.0%
Third                                     3.0%
Fourth                                    2.0%
Fifth                                     2.0%
Sixth                                     1.0%
Seventh and thereafter                    None


In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held the longest during the six year period. This will result in you paying the lowest possible CDSC. Solely for purposes of determining the number of years from the date of purchase of shares, all purchases are deemed to have been made on the trade date of the transaction.



The CDSC will be waived on redemptions of Investor N Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor N Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. In addition, the CDSC will be waived on Investor N Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Fund or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor N Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Within 120 days after a redemption of Investor A Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor N Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor N Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor N Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals may reduce principal and will eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Selling Agent or by Nations Fund at any time.

   How To Exchange Shares


The exchange feature enables a shareholder to exchange funds as specified below when the shareholder believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor N Shares of a fund offered by Nations Fund to acquire shares of the same class that are offered by any other fund of Nations Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund), Investor A Shares of the Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, or Investor C Shares of a Nations Fund money market fund. Additionally, the exchange feature enables a shareholder of Investor N Shares of Nations Short-Term Income Fund to exchange such shares for Investor N Shares of Nations Short-Term Municipal Income Fund. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor N Shares that meets the requirements discussed in this section. If a shareholder acquires Investor N Shares of another fund through an exchange, any CDSC schedule applicable (CDSCs may apply to shares purchased prior to January 1, 1996) to the original shares purchased will be applied to any redemption of the acquired shares. If a shareholder exchanges Investor N Shares of a fund for Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares will remain subject to the CDSC schedule applicable to the Investor N Shares exchanged. The holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a Nations Fund money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon a redemption is based upon the total holding period of Investor N Shares of a non-money market fund that charges a CDSC.


The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


The Investor N Shares exchanged must have a current value of at least $1,000. Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling the investor's Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor N Shares will be reduced by the amount of any dividend or distribution. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor N Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor N Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Funds of liability for Federal income tax on amounts distributed in accordance with the Code.



Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gain) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.) Corporate investors may be entitled to the dividends received deduction on a portion of the dividends paid by those Funds investing in the stock of domestic corporation.



Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.



ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.



MORTGAGE-BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.


Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.


Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.


Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.



A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.


The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage-backed securities, see the related SAI.



NON-MORTGAGE ASSET-BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.


The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.



The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.


Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into forward contracts with terms of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.



FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect such Funds against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E., the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund antic-ipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.



The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by indus-trial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.



VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a

Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely pay-ment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR N SHARES
                                      APRIL 1, 1996



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively the "Tax-Exempt Funds") of Nations
Fund Trust, an open-end management investment company that is a member of the Nations Fund Family
("Nations Fund" or "Nations Fund Family"). This
Prospectus describes one class of shares of each Tax-Exempt Fund -- Investor N Shares.



This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor N Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust is contained in a separate Statement of Additional
Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAI bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

TAX-EXEMPT FUNDS

Nations Short-Term Municipal Income Fund

Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund
Nations Florida Intermediate Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund
Nations South Carolina Municipal Bond Fund
Nations Tennessee Intermediate Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal Bond Fund
Nations Virginia Municipal Bond Fund



                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854
                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     NATIONS
                                                        FUND

NSI-96146-496

                             Table  Of  Contents

                                                                 About The Funds


                             Prospectus Summary                                3
                             Expenses Summary                                  5
                             Financial Highlights                             10
                             Objectives                                       28
                             How Objectives Are Pursued                       30
                             How Performance Is Shown                         33
                             How The Funds Are Managed                        34
                             Organization And History                         37


                                                           About Your Investment


                             How To Buy Shares                                38
                             Shareholder Servicing And Distribution Plans     40
                             How To Redeem Shares                             41
                             How To Exchange Shares                           43
                             How The Funds Value Their Shares                 44
                             How Dividends And Distributions Are Made;
                             Tax Information                                  44
                             Appendix A -- Portfolio Securities               46
                             Appendix B -- Description Of Ratings             52



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS,
                             OR IN THE FUNDS' SAI INCORPORATED HEREIN BY
                             REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
2

About The Funds



   Prospectus Summary



(BULLET) TYPE OF COMPANY: Open-end management investment company.



(BULLET) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         $100 minimum subsequent investment (except for investments pursuant to the Systematic Investment Plan). See "How To Buy Shares."



(BULLET) INVESTMENT OBJECTIVES AND POLICIES:



  (Bullet) Nations Municipal Income Fund's investment objective is to seek a high level of current interest income that is exempt from Federal income taxes. Such Fund invests primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax.



  (Bullet) Nations Short-Term Municipal Income Fund's investment objective is to seek a high level of current interest income that is exempt from Federal income taxes. Such Fund invests primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax.



  (Bullet) Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.



  (Bullet) Nations Florida Intermediate Municipal Bond Fund's and Nations
           Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income and the Florida state intangibles tax, consistent with relative stability of principal.



  (Bullet) Nations Georgia Intermediate Municipal Bond Fund's and Nations
           Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal.



  (Bullet) Nations Maryland Intermediate Municipal Bond Fund's and Nations
           Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal.



  (Bullet) Nations North Carolina Intermediate Municipal Bond Fund's and Nations
           North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes, consistent with the relative stability of principal.



  (Bullet) Nations South Carolina Intermediate Municipal Bond Fund's and Nations
           South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal.



  (Bullet) Nations Tennessee Intermediate Municipal Bond Fund's and Nations
           Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal.



  (Bullet) Nations Texas Intermediate Municipal Bond Fund's and Nations Texas
           Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income tax, consistent with the relative stability of principal.



  (Bullet) Nations Virginia Intermediate Municipal Bond Fund's and Nations
           Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.



(BULLET) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. Since the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invest primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting such states or their subdivisions. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."



(BULLET) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(BULLET) DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor N Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR N SHARES

                                                                                      Nations
                             Nations            Nations                               Florida            Nations
                           Short-Term        Intermediate          Nations         Intermediate          Florida
SHAREHOLDER                 Municipal          Municipal          Municipal          Municipal          Municipal
  TRANSACTION EXPENSES     Income Fund         Bond Fund         Income Fund         Bond Fund          Bond Fund

Sales Load Imposed on
  Purchases                   None               None               None               None               None
Deferred Sales Charge
  (as a percentage of
  the lower of the
  original purchase
  price or redemption
  proceeds)1                  None                 None               None               None               None

                             Nations
                             Georgia            Nations
                          Intermediate          Georgia
SHAREHOLDER                 Municipal          Municipal
  TRANSACTION EXPENSES      Bond Fund          Bond Fund
Sales Load Imposed on
  Purchases                   None               None
Deferred Sales Charge
  (as a percentage of
  the lower of the
  original purchase
  price or redemption
  proceeds)1                    None               None


ANNUAL FUND
  OPERATING
  EXPENSES
  (as a percentage of
  average net assets)

Management Fees (After
  Fee Waivers)2                  .30%               .30%               .40%               .30%               .40%
Rule 12b-1 Fees (After
  Fee Waivers)2                  .10%               .25%               .50%               .25%               .50%
Shareholder Servicing
  Fees                           .25%               .25%               .25%               .25%               .25%
Other Expenses (After
  Expense
  Reimbursements)                .15%               .15%               .20%               .25%               .20%
Total Operating
  Expenses (After Fee
  Waivers and Expense
  Reimbursements)2               .80%               .95%              1.35%              1.05%              1.35%

ANNUAL FUND
  OPERATING
  EXPENSES
  (as a percentage of
  average net assets)
Management Fees (After
  Fee Waivers)2                  .30%               .40%
Rule 12b-1 Fees (After
  Fee Waivers)2                  .25%               .50%
Shareholder Servicing
  Fees                           .25%               .25%
Other Expenses (After
  Expense
  Reimbursements)                .25%               .20%
Total Operating
  Expenses (After Fee
  Waivers and Expense
  Reimbursements)2              1.05%              1.35%



1 Investor N Shares purchased prior to January 1, 1996 will continue to be subject to the Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."



2 See page 9 for a discussion of the actual expenses absent such fee waivers.

                                                                                 Nations                               Nations
                                                                                Maryland            Nations        North Carolina
                                                                              Intermediate         Maryland         Intermediate
                                                                                Municipal          Municipal          Municipal
SHAREHOLDER TRANSACTION EXPENSES                                                Bond Fund          Bond Fund          Bond Fund

Sales Load Imposed on Purchases                                                   None               None               None
Deferred Sales Charge (as a percentage of the lower of the original
  purchase price or redemption proceeds)1                                           None               None               None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


Management Fees (After Fee Waivers)2                                                 .30%               .40%               .30%
Rule 12b-1 Fees (After Fee Waivers)2                                                 .25%               .50%               .25%
Shareholder Servicing Fees                                                           .25%               .25%               .25%
Other Expenses (After Expense Reimbursements)                                        .25%               .20%               .20%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)2            1.05%              1.35%              1.00%



                                                                                                    Nations
                                                                                 Nations        South Carolina         Nations
                                                                             North Carolina      Intermediate      South Carolina
                                                                                Municipal          Municipal          Municipal
SHAREHOLDER TRANSACTION EXPENSES                                                Bond Fund          Bond Fund          Bond Fund

Sales Load Imposed on Purchases                                                   None               None               None
Deferred Sales Charge (as a percentage of the lower of the original
  purchase price or redemption proceeds)1                                           None               None               None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


Management Fees (After Fee Waivers)2                                                 .40%               .30%               .40%
Rule 12b-1 Fees (After Fee Waivers)2                                                 .50%               .25%               .50%
Shareholder Servicing Fees                                                           .25%               .25%               .25%
Other Expenses (After Expense Reimbursements)                                        .20%               .27%               .20%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)2            1.35%              1.07%              1.35%



1 Investor N Shares purchased prior to January 1, 1996 will continue to be subject to the Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."



2 See page 9 for a discussion of the actual expenses absent such fee waivers.

                                                                                 Nations                               Nations
                                                                                Tennessee           Nations             Texas
                                                                              Intermediate         Tennessee        Intermediate
                                                                                Municipal          Municipal          Municipal
SHAREHOLDER TRANSACTION EXPENSES                                                Bond Fund          Bond Fund          Bond Fund

Sales Load Imposed on Purchases                                                   None               None               None
Deferred Sales Charge (as a percentage of the lower of the original
  purchase price or redemption proceeds)1                                           None               None               None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


Management Fees (After Fee Waivers)2                                                 .30%               .40%               .30%
Rule 12b-1 Fees (After Fee Waivers)2                                                 .25%               .50%               .25%
Shareholder Servicing Fees                                                           .25%               .25%               .25%
Other Expenses (After Expense Reimbursements)                                        .27%               .20%               .27%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)2            1.07%              1.35%              1.07%



                                                                                                    Nations
                                                                                 Nations           Virginia            Nations
                                                                                  Texas          Intermediate         Virginia
                                                                                Municipal          Municipal          Municipal
SHAREHOLDER TRANSACTION EXPENSES                                                Bond Fund          Bond Fund          Bond Fund

Sales Load Imposed on Purchases                                                   None               None               None
Deferred Sales Charge (as a percentage of the lower of the original
  purchase price or redemption proceeds)1                                           None               None               None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


Management Fees (After Fee Waivers)2                                                 .40%               .30%               .40%
Rule 12b-1 Fees (After Fee Waivers)2                                                 .50%               .25%               .50%
Shareholder Servicing Fees                                                           .25%               .25%               .25%
Other Expenses (After Expense Reimbursements)                                        .20%               .26%               .20%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)2            1.35%              1.06%              1.35%



1 Investor N Shares purchased prior to January 1, 1996 will continue to be subject to the Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."



2 See page 9 for a discussion of the actual expenses absent such fee waivers.

EXAMPLES: You would pay the following expenses on a $1,000 investment in Investor N Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                                                         Nations                               Nations
                Nations            Nations                               Florida            Nations            Georgia
              Short-Term        Intermediate          Nations         Intermediate          Florida         Intermediate
               Municipal          Municipal          Municipal          Municipal          Municipal          Municipal
              Income Fund         Bond Fund         Income Fund         Bond Fund          Bond Fund          Bond Fund

1 Year         $       8          $      10          $      14          $      11          $      14          $      11
3 Years        $      26          $      30          $      43          $      33          $      43          $      33
5 Years        $      44          $      53          $      74          $      58          $      74          $      58
10 Years       $      99          $     117          $     162          $     128          $     162          $     128

                                   Nations
                Nations           Maryland
                Georgia         Intermediate
               Municipal          Municipal
               Bond Fund          Bond Fund
1 Year         $      14          $      11
3 Years        $      43          $      33
5 Years        $      74          $      58
10 Years       $     162          $     128


                                   Nations                               Nations                               Nations
                Nations        North Carolina         Nations        South Carolina         Nations           Tennessee
               Maryland         Intermediate      North Carolina      Intermediate      South Carolina      Intermediate
               Municipal          Municipal          Municipal          Municipal          Municipal          Municipal
               Bond Fund          Bond Fund          Bond Fund          Bond Fund          Bond Fund          Bond Fund

1 Year         $      14          $      10          $      14          $      11          $      14          $      11
3 Years        $      43          $      32          $      43          $      33          $      43          $      34
5 Years        $      74          $      55          $      74          $      57          $      74          $      59
10 Years       $     162          $     122          $     162          $     127          $     162          $     131

                                   Nations
                Nations             Texas
               Tennessee        Intermediate
               Municipal          Municipal
               Bond Fund          Bond Fund
1 Year         $      14          $      11
3 Years        $      43          $      34
5 Years        $      74          $      59
10 Years       $     162          $     131


                                   Nations
                Nations           Virginia            Nations
                 Texas          Intermediate         Virginia
               Municipal          Municipal          Municipal
               Bond Fund          Bond Fund          Bond Fund

1 Year         $      14          $      11          $      14
3 Years        $      43          $      34          $      43
5 Years        $      74          $      58          $      74
10 Years       $     162          $     129          $     162


The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor N Shares of the Funds will bear either directly or indirectly. The figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for Investor N Shares of the indicated Fund would have been as follows: Nations Municipal Income Fund .60%,
 .75%, .23% and 1.83%, respectively; Nations Florida Municipal Bond Fund .60%, .75%, .25%, and 1.85%, respectively; Nations Georgia Municipal Bond Fund .60%, .75%, .30% and 1.90%, respectively; Nations Maryland Municipal Bond Fund .60%, .75%, .46% and 2.06%, respectively; Nations North Carolina Municipal Bond Fund .60%, .75%, .26% and 1.86%, respectively; Nations South Carolina Municipal Bond
Fund .60%, .75%, .29% and 1.89%, respectively; Nations Tennessee Municipal Bond Fund .60%, .75%, .48% and 2.08%, respectively; Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- .60%, .75%, .27% and 1.87%, respectively; Nations Short-Term Municipal Income Fund .50%, .75%, .20% and 1.70%, respectively; Nations Intermediate Municipal Bond Fund -- .50%, .75%,
 .18% and 1.68%, respectively; Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund and Nations South Carolina Intermediate Municipal Bond
Fund -- .50%, .75%, .28% and 1.78%, respectively; Nations North Carolina Intermediate Municipal Bond Fund -- .50% .75%, .23% and 1.73%, respectively; Nations Tennessee Intermediate Municipal Bond Fund and Nations Texas Intermediate Municipal Bond Fund -- .50%, .75%, .30% and 1.80%, respectively; and Nations Virginia Intermediate Municipal Bond Fund -- .50%, .75%, .27% and 1.77%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust. Price Waterhouse LLP is the independent accountant to Nations Fund Trust. The reports of Price Waterhouse LLP for the fiscal year ended November 30, 1995 accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.


FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

                                                                             YEAR               YEAR             PERIOD
                                                                             ENDED             ENDED              ENDED
INVESTOR N SHARES                                                          11/30/95           11/30/94          11/30/93*

Operating performance:
Net asset value, beginning of year                                        $    9.69          $    9.96         $   10.00
Net investment income                                                          0.40               0.34              0.04
Net realized and unrealized gain/(loss) on investments                         0.34              (0.27)            (0.04)
Net increase in net assets resulting from investment operations                0.74               0.07                --
Distributions:
Dividends from net investment income                                          (0.40)             (0.34)            (0.04)
Distributions from net realized capital gains                                    --              (0.00)#              --
Total distributions                                                           (0.40)             (0.34)            (0.04)
Net asset value, end of year                                              $   10.03          $    9.69         $    9.96
Total return++                                                                 7.78%              0.73%            (0.02)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $   9,803          $  13,421         $   5,863
Ratio of operating expenses to average net assets                              0.80%(a)           0.69%(a)          0.44%+
Ratio of net investment income to average net assets                           4.03%              3.48%             2.81%+
Portfolio turnover rate                                                          82%                57%               45%
Ratio of operating expenses to average net assets without waivers              1.28%              1.15%             1.39%+
Net investment income per share without waivers                           $    0.35          $    0.31         $    0.04



 * Nations Short-Term Municipal Income Fund's Investor N Shares commenced operations on October 12, 1993.

 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                            YEAR              PERIOD
                                                                                            ENDED              ENDED
INVESTOR N SHARES                                                                         11/30/95           11/30/94*

Operating performance:
Net asset value, beginning of year                                                        $    9.24          $   10.13
Net investment income                                                                          0.43               0.39
Net realized and unrealized gain/(loss) on investments                                         0.93              (0.88)
Net increase/(decrease) in net assets resulting from investment operations                     1.36              (0.49)
Distributions:
Dividends from net investment income                                                          (0.43)             (0.39)
Distributions in excess of net investment income                                                 --              (0.00)#
Distributions from net realized capital gains                                                    --              (0.01)
Total distributions                                                                           (0.43)             (0.40)
Net asset value, end of year                                                              $   10.17          $    9.24
Total return++                                                                                15.02%             (5.00)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                        $   1,352          $     943
Ratio of operating expenses to average net assets                                              0.95%(a)           0.85%+(a)
Ratio of net investment income to average net assets                                           4.41%              4.09%+
Portfolio turnover rate                                                                          31%                51%
Ratio of operating expenses to average net assets without waivers                              1.34%              1.38%+
Net investment income per share without waivers                                           $    0.40          $    0.34



 * Nations Intermediate Municipal Bond Fund's Investor N Shares commenced operations on December 2, 1993.

 + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS MUNICIPAL INCOME FUND


                                                                                    YEAR             YEAR            PERIOD
                                                                                    ENDED            ENDED            ENDED
INVESTOR N SHARES                                                                 11/30/95         11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                               $    9.64        $   11.33        $   11.13
Net investment income                                                                 0.51             0.49             0.23
Net realized and unrealized gain/(loss) on investments                                1.44            (1.44)            0.20
Net increase/(decrease) in net assets resulting from investment operations            1.95            (0.95)            0.43
Distributions:
Dividends from net investment income                                                 (0.51)           (0.49)           (0.23)
Distributions in excess of net investment income                                        --            (0.00)#             --
Distributions from net realized capital gains                                           --            (0.25)              --
Total distributions                                                                  (0.51)           (0.74)           (0.23)
Net asset value, end of year                                                     $   11.08        $    9.64        $   11.33
Total return++                                                                       20.65%           (8.86)%           3.89%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                               $  18,165        $  17,101        $  15,133
Ratio of operating expenses to average net assets                                     1.35%            1.36%            1.27%+
Ratio of operating expenses to average net assets including interest expense            --(a)          1.37%              --
Ratio of net investment income to average net assets                                  4.88%            4.67%            4.49%+
Portfolio turnover rate                                                                 49%              63%              48%
Ratio of operating expenses to average net assets without waivers                     1.63%            1.65%            1.59%+
Net investment income per share without waivers                                  $    0.48        $    0.46        $    0.22



 * Nations Municipal Income Fund's Investor N Shares commenced operations on June 7, 1993.

 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                  YEAR              YEAR             PERIOD
                                                                                 ENDED             ENDED             ENDED
INVESTOR N SHARES                                                               11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                             $    9.61         $   10.50         $   10.32
Net investment income                                                               0.43              0.40              0.18
Net realized and unrealized gain/(loss) on investments                              1.02             (0.88)             0.18
Net increase/(decrease) in net assets resulting from investment operations          1.45             (0.48)             0.36
Distributions:
Dividends from net investment income                                               (0.43)            (0.40)            (0.18)
Distributions in excess of net investment income                                      --             (0.00)#              --
Distributions from net realized gains                                                 --             (0.01)               --
Total distributions                                                                (0.43)            (0.41)            (0.18)
Net asset value, end of year                                                   $   10.63         $    9.61         $   10.50
Total return++                                                                     15.34%            (4.73)%           3.53%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $   4,775         $   4,691         $   3,328
Ratio of operating expenses to average net assets                                   1.05%(a)          1.05%(a)          0.94%+
Ratio of net investment income to average net assets                                4.20%             3.94%             3.78%+
Portfolio turnover rate                                                               27%               34%               15%
Ratio of operating expenses to average net assets without waivers                   1.31%             1.26%             1.30%+
Net investment income per share without waivers                                $    0.41         $    0.38         $    0.17



  * Nations Florida Intermediate Municipal Bond Fund's Investor N Shares commenced operations on June 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA MUNICIPAL BOND FUND

                                                                                 YEAR             YEAR            PERIOD
                                                                                 ENDED            ENDED            ENDED
INVESTOR N SHARES                                                              11/30/95         11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                            $    8.40        $    9.73        $   10.00
Net investment income                                                              0.44             0.45             0.03
Net realized and unrealized gain/(loss) on investments                             1.36            (1.33)           (0.27)
Net increase/(decrease) in net assets resulting from investment operations         1.80            (0.88)           (0.24)
Dividends from net investment income                                              (0.44)           (0.45)           (0.03)
Net asset value, end of year                                                  $    9.76        $    8.40        $    9.73
Total return++                                                                    21.78%           (9.37)%          (2.35)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $  25,398        $  19,868        $  11,434
Ratio of operating expenses to average net assets                                  1.14%(a)         0.96%(a)         0.68%+
Ratio of net investment income to average net assets                               4.69%            4.80%            3.29%+
Portfolio turnover rate                                                              13%              46%               0%
Ratio of operating expenses to average net assets without waivers                  1.70%            1.66%            1.84%+
Net investment income per share without waivers                               $    0.39        $    0.38        $    0.02



  * Nations Florida Municipal Bond Fund's Investor N Shares commenced operations on October 22, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                  YEAR              YEAR             PERIOD
                                                                                 ENDED             ENDED             ENDED
INVESTOR N SHARES                                                               11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                             $    9.82         $   10.82        $   10.61
Net investment income                                                               0.45              0.44             0.20
Net realized and unrealized gain/(loss) on investments                              0.99             (0.98)            0.21
Net increase/(decrease) in net assets resulting from investment operations          1.44             (0.54)            0.41
Distributions:
Dividends from net investment income                                               (0.45)            (0.44)           (0.20)
Distributions in excess of net investment income                                      --             (0.00)#             --
Distributions from net realized capital gains                                         --             (0.02)              --
Total distributions                                                                (0.45)            (0.46)           (0.20)
Net asset value, end of year                                                   $   10.81         $    9.82        $   10.82
Total return++                                                                     14.85%            (5.17)%           3.86%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $   8,160         $   7,269        $   4,506
Ratio of operating expenses to average net assets                                   1.05%             1.04%            0.96%+
Ratio of operating expenses to average net assets including interest
  expense                                                                             --(a)           1.05%              --
Ratio of net investment income to average net assets                                4.26%             4.24%            4.07%+
Portfolio turnover rate                                                               17%               22%               6%
Ratio of operating expenses to average net assets without waivers                   1.30%             1.25%            1.27%+
Net investment income per share without waivers                                $    0.42         $    0.42        $    0.18



  * Nations Georgia Intermediate Municipal Bond Fund Investor N Shares commenced operations on June 7, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Amount represents less than $0.01 per share.


 (a) The effect of interest expense on the operating ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA MUNICIPAL BOND FUND

                                                                                 YEAR              YEAR            PERIOD
                                                                                 ENDED            ENDED             ENDED
INVESTOR N SHARES                                                              11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                            $    8.38        $    9.81         $   10.00
Net investment income                                                              0.44             0.45              0.04
Net realized and unrealized gain/(loss) on investments                             1.34            (1.43)            (0.19)
Net increase/(decrease) in net assets resulting from investment operations         1.78            (0.98)            (0.15)
Dividends from net investment income                                              (0.44)           (0.45)            (0.04)
Net asset value, end of year                                                  $    9.72        $    8.38         $    9.81
Total return++                                                                    21.58%          (10.28)%           (1.49)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $  13,017        $   9,500         $   4,820
Ratio of operating expenses to average net assets                                  1.15%(a)         0.96%(a)          0.70%+
Ratio of net investment income to average net assets                               4.67%            4.85%             3.63%+
Portfolio turnover rate                                                              26%              35%               30%
Ratio of operating expenses to average net assets without waivers                  1.84%            1.79%             2.08%+
Net investment income per share without waivers                               $    0.37        $    0.38         $    0.03



  * Nations Georgia Municipal Bond Fund Investor N Shares commenced operations on October 21, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) The effect of interest expense on the operating ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                                                                 YEAR             YEAR            PERIOD
                                                                                 ENDED            ENDED            ENDED
INVESTOR N SHARES                                                              11/30/95         11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                             $   10.00        $   11.09        $   10.94
Net investment income                                                               0.45             0.45             0.21
Net realized and unrealized gain/(loss) on investments                              0.98            (0.99)            0.17
Net increase/(decrease) in net assets resulting from investment operations          1.43            (0.54)            0.38
Distributions:
Dividends from net investment income                                               (0.45)           (0.45)           (0.21)
Distributions from net realized capital gains                                      (0.03)           (0.10)           (0.02)
Distributions in excess of net realized capital gains                                 --            (0.00)#             --
Total distributions                                                                (0.48)           (0.55)           (0.23)
Net asset value, end of year                                                   $   10.95        $   10.00        $   11.09
Total return++                                                                     14.59%           (5.12)%           3.53%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $   4,485        $   4,368        $   3,234
Ratio of operating expenses to average net assets                                   1.05%(a)         1.03%(a)         0.99%+
Ratio of net investment income to average net assets                                4.26%            4.23%            4.23%+
Portfolio turnover rate                                                               11%              22%              26%
Ratio of operating expenses to average net assets without waivers                   1.30%            1.23%            1.23%+
Net investment income per share without waivers                                $    0.42        $    0.43        $    0.20



  * Nations Maryland Intermediate Municipal Bond Fund Investor N Shares commenced operations on June 8, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND MUNICIPAL BOND FUND

                                                                                 YEAR             YEAR            PERIOD
                                                                                 ENDED            ENDED            ENDED
INVESTOR N SHARES                                                              11/30/95         11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                             $    8.37        $    9.77        $   10.00
Net investment income                                                               0.41             0.44             0.04
Net realized and unrealized gain/(loss) on investments                              1.26            (1.40)           (0.23)
Net increase/(decrease) in net assets resulting from investment operations          1.67            (0.96)           (0.19)
Dividends from net investment income                                               (0.41)           (0.44)           (0.04)
Net asset value, end of year                                                   $    9.36        $    8.37        $    9.77
Total return++                                                                     20.33%          (10.11)%          (1.94)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $  10,002        $   4,819        $   3,048
Ratio of operating expenses to average net assets                                   1.15%            0.96%(a)         0.73%+
Ratio of net investment income to average net assets                                4.39%            4.73%            3.37%+
Portfolio turnover rate                                                               11%              39%               1%
Ratio of operating expenses to average net assets without waivers                   2.01%            2.05%            2.36%+
Net investment income per share without waivers                                $    0.33        $    0.35        $    0.02



  * Nations Maryland Municipal Bond Fund Investor N Shares commenced operations on October 21, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                 YEAR             YEAR             PERIOD
                                                                                 ENDED            ENDED            ENDED
INVESTOR N SHARES                                                              11/30/95         11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                             $    9.53        $   10.46       $   10.31
Net investment income                                                               0.40             0.39            0.18
Net realized and unrealized gain/(loss) on investments                              0.99            (0.88)           0.15
Net increase/(decrease) in net assets resulting from investment operations          1.39            (0.49)           0.33
Distributions:
Dividends from net investment income                                               (0.40)           (0.39)          (0.18)
Distributions in excess of net investment income                                   (0.00)#             --              --
Distributions from net realized capital gains                                      (0.01)           (0.05)           --
Total distributions                                                                (0.41)           (0.44)          (0.18)
Net asset value, end of year                                                   $   10.51        $    9.53       $   10.46
Total return++                                                                     14.84%           (4.82)%          3.23%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $   7,848        $   5,706       $   3,822
Ratio of operating expenses to average net assets                                   1.07%(a)         1.05%(a)        0.92%+
Ratio of net investment income to average net assets                                3.97%            3.88%           3.73%+
Portfolio turnover rate                                                               57%              37%             29%
Ratio of operating expenses to average net assets without waivers                   1.34%            1.32%           1.35%+
Net investment income per share without waivers                                $    0.38        $    0.37       $    0.17



  * Nations North Carolina Intermediate Municipal Bond Fund Investor N Shares commenced operations on June 7, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Amount represents less than $0.01 per share.


 (a) The effect of interest expense on the operating expenses ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

                                                                             YEAR               YEAR              PERIOD
                                                                             ENDED              ENDED             ENDED
INVESTOR N SHARES                                                          11/30/95           11/30/94          11/30/93*

Operating performance:
Net asset value, beginning of year                                         $    8.36          $    9.85        $   10.00
Net investment income                                                           0.43               0.45             0.04
Net realized and unrealized gain/(loss) on investments                          1.37              (1.49)           (0.15)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    1.80              (1.04)           (0.11)
Dividends from net investment income                                           (0.43)             (0.45)           (0.04)
Net asset value, end of year                                               $    9.73          $    8.36        $    9.85
Total return++                                                                 21.96%            (10.92)%          (1.11)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                         $  30,048          $  23,659        $  11,395
Ratio of operating expenses to average net assets                               1.13%(a)           0.96%(a)         0.69%+
Ratio of net investment income to average net assets                            4.68%              4.78%            3.37%+
Portfolio turnover rate                                                           40%                29%              10%
Ratio of operating expenses to average net assets without waivers               1.71%              1.67%            1.81%+
Net investment income per share without waivers                            $    0.38          $    0.38        $    0.03



  * Nations North Carolina Municipal Bond Fund Investor N Shares commenced operations on October 21, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) The effect of interest expense on the operating expenses ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                             YEAR               YEAR               PERIOD
                                                                             ENDED              ENDED              ENDED
INVESTOR N SHARES                                                          11/30/95           11/30/94           11/30/93*

Operating performance:
Net asset value, beginning of year                                         $    9.76          $   10.61         $   10.47
Net investment income                                                           0.46               0.45              0.20
Net realized and unrealized gain/(loss) on investments                          0.93              (0.84)             0.14
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    1.39              (0.39)             0.34
Distributions:
Dividends from net investment income                                           (0.46)             (0.45)            (0.20)
Distributions in excess of net investment income                                  --              (0.00)#              --
Distributions from net realized capital gains                                     --              (0.01)               --
Total distributions                                                            (0.46)             (0.46)            (0.20)
Net asset value, end of year                                               $   10.69          $    9.76         $   10.61
Total return++                                                                 14.45%             (3.85)%            3.23%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                         $   6,457          $   5,740         $   4,057
Ratio of operating expenses to average net assets                               1.05%(a)           1.04%(a)          0.95%+
Ratio of net investment income to average net assets                            4.42%              4.32%             4.18%+
Portfolio turnover rate                                                           11%                30%               11%
Ratio of operating expenses to average net assets without waivers               1.25%              1.25%             1.25%+
Net investment income per share without waivers                            $    0.44          $    0.43         $    0.19



  * Nations South Carolina Intermediate Municipal Bond Fund Investor N Shares commenced operations on June 8, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expenses ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                                                                             YEAR               YEAR               PERIOD
                                                                             ENDED              ENDED              ENDED
INVESTOR N SHARES                                                          11/30/95           11/30/94           11/30/93*

Operating performance:
Net asset value, beginning of year                                         $    8.65          $    9.86         $   10.00
Net investment income                                                           0.45               0.45              0.04
Net realized and unrealized gain/(loss) on investments                          1.34              (1.21)            (0.14)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    1.79              (0.76)            (0.10)
Dividends from net investment income                                           (0.45)             (0.45)            (0.04)
Net asset value, end of year                                               $    9.99          $    8.65         $    9.86
Total return++                                                                 21.08%             (7.97)%           (1.00)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                         $  12,670          $   8,263         $   4,048
Ratio of operating expenses to average net assets                               1.15%(a)           0.96%(a)          0.70%+
Ratio of net investment income to average net assets                            4.69%              4.73%             3.56%+
Portfolio turnover rate                                                           13%                14%                8%
Ratio of operating expenses to average net assets without waivers               1.83%              1.87%             2.23%+
Net investment income per share without waivers                            $    0.39          $    0.37         $    0.02



  * Nations South Carolina Municipal Bond Fund Investor N Shares commenced operations on October 21, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) The effect of interest expense on the operating expenses ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                                                  YEAR              YEAR             PERIOD
                                                                                 ENDED             ENDED             ENDED
INVESTOR N SHARES                                                               11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                             $    9.30         $   10.18        $   10.03
Net investment income                                                               0.41              0.40             0.17
Net realized and unrealized gain/(loss) on investments                              0.93             (0.87)            0.15
Net increase/(decrease) in net assets resulting from investment operations          1.34             (0.47)            0.32
Distributions:
Dividends from net investment income                                               (0.41)            (0.40)           (0.17)
Distributions in excess of net investment income                                      --             (0.00)#             --
Distributions from net realized capital gains                                         --             (0.01)              --
Total distributions                                                                (0.41)            (0.41)           (0.17)
Net asset value, end of year                                                   $   10.23         $    9.30        $   10.18
Total return++                                                                     14.65%            (4.72)%           3.32%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $   3,573         $   3,368        $   2,210
Ratio of operating expenses to average net assets                                   1.07%             1.02%            0.77%+
Ratio of operating expenses including interest expense                                --(a)           1.03%              --
Ratio of net investment income to average net assets                                4.15%             4.06%            3.81%+
Portfolio turnover rate                                                               34%               41%              16%
Ratio of operating expenses to average net assets without waivers                   1.42%             1.39%            1.44%+
Net investment income per share without waivers                                $    0.38         $    0.37        $    0.14



  * Nations Tennessee Intermediate Municipal Bond Fund Investor N Shares commenced operations on June 10, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expenses ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE MUNICIPAL BOND FUND

                                                                                  YEAR              YEAR             PERIOD
                                                                                 ENDED             ENDED             ENDED
INVESTOR N SHARES                                                               11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                             $    8.58         $    9.80        $   10.00
Net investment income                                                               0.45              0.45             0.04
Net realized and unrealized gain/(loss) on investments                              1.29             (1.22)           (0.20)
Net increase/(decrease) in net assets resulting from investment operations          1.74             (0.77)           (0.16)
Dividends from net investment income                                               (0.45)            (0.45)           (0.04)
Net asset value, end of year                                                   $    9.87         $    8.58        $    9.80
Total return++                                                                     20.63%            (8.10)%          (1.61)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $   6,619         $   5,504        $   3,284
Ratio of operating expenses to average net assets                                   1.15%(a)          0.96%(a)         0.77%+
Ratio of net investment income to average net assets                                4.74%             4.81%            3.71%+
Portfolio turnover rate                                                               45%               38%               3%
Ratio of operating expenses to average net assets without waivers                   2.02%             1.95%            2.46%
Net investment income per share without waivers                                $    0.37         $    0.37        $    0.02



  * Nations Tennessee Municipal Bond Fund Investor N Shares commenced operations on October 21, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) The effect of interest expense on the operating expenses ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                  YEAR              YEAR            PERIOD
                                                                                 ENDED             ENDED             ENDED
INVESTOR N SHARES                                                               11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                             $    9.53         $   10.35        $   10.25
Net investment income                                                               0.41              0.39             0.17
Net realized and unrealized gain/(loss) on investments                              0.83             (0.79)            0.10
Net increase/(decrease) in net assets resulting from investment operations          1.24             (0.40)            0.27
Distributions:
Dividends from net investment income                                               (0.41)            (0.39)           (0.17)
Distributions in excess of net investment income                                      --             (0.00)#             --
Distributions from net realized capital gains                                         --             (0.03)              --
Total distributions                                                                (0.41)            (0.42)           (0.17)
Net asset value, end of year                                                   $   10.36         $    9.53        $   10.35
Total return++                                                                     13.27%            (3.96)%           2.61%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $   3,136         $   2,774        $   1,330
Ratio of operating expenses to average net assets                                   1.07%(a)          1.05%(a)         0.94%+
Ratio of net investment income to average net assets                                4.12%             3.90%            3.93%+
Portfolio turnover rate                                                               64%               61%              63%
Ratio of operating expenses to average net assets without waivers                   1.33%             1.28%            1.32%+
Net investment income per share without waivers                                $    0.39         $    0.37        $    0.16



 * Nations Texas Intermediate Municipal Bond Fund Investor N Shares commenced operations on June 22, 1993.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS MUNICIPAL BOND FUND

                                                                                 YEAR             YEAR             PERIOD
                                                                                 ENDED            ENDED            ENDED
INVESTOR N SHARES                                                              11/30/95         11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                            $    8.39        $    9.78        $   10.00
Net investment income                                                              0.43             0.44             0.04
Net realized and unrealized gain/(loss) on investments                             1.31            (1.39)           (0.22)
Net increase/(decrease) in net assets resulting from investment operations         1.74            (0.95)           (0.18)
Dividends from net investment income                                              (0.43)           (0.44)           (0.04)
Net asset value, end of year                                                  $    9.70        $    8.39        $    9.78
Total return++                                                                    21.19%           (9.98)%          (1.82)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $  12,587        $  10,812        $   6,154
Ratio of operating expenses to average net assets                                  1.14%(a)         0.97%(a)         0.70%+
Ratio of net investment income to average net assets                               4.70%            4.77%            3.32%+
Portfolio turnover rate                                                              50%             107%               5%
Ratio of operating expenses to average net assets without waivers                  1.80%            1.81%            2.05%+
Net investment income per share without waivers                               $    0.37        $    0.37        $    0.03



  * Nations Texas Municipal Bond Fund Investor N Shares commenced operations on October 21, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) The effect of interest expense on the operating expenses ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                 YEAR              YEAR             PERIOD
                                                                                 ENDED            ENDED             ENDED
INVESTOR N SHARES                                                              11/30/95          11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                            $    9.94         $   10.99        $   10.83
Net investment income                                                              0.46              0.45             0.21
Net realized and unrealized gain/(loss) on investments                             0.89             (0.96)            0.16
Net increase/(decrease) in net assets resulting from investment operations         1.35             (0.51)            0.37
Distributions:
Dividends from net investment income                                              (0.46)            (0.45)           (0.21)
Distributions from net realized capital gains                                     (0.00)#           (0.09)              --
Distributions in excess of net realized capital gains                                --             (0.00)#             --
Total distributions                                                               (0.46)            (0.54)           (0.21)
Net asset value, end of year                                                  $   10.83         $    9.94        $   10.99
Total return++                                                                    13.82%            (4.82)%           3.48%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $  12,163         $   9,690        $   5,249
Ratio of operating expenses to average net assets                                  1.06%(a)          1.11%(a)         1.07%+
Ratio of net investment income to average net assets                               4.37%             4.26%            4.30%+
Portfolio turnover rate                                                              22%               14%              26%
Ratio of operating expenses to average net assets without waivers                  1.24%             1.23%            1.19%+
Net investment income per share without waivers                               $    0.44         $    0.43        $    0.20



  * Nations Virginia Intermediate Municipal Bond Fund Investor N Shares commenced operations on June 7, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expenses ratio was less than 0.01%.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                                                 YEAR             YEAR             PERIOD
                                                                                 ENDED            ENDED            ENDED
INVESTOR N SHARES                                                              11/30/95         11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of year                                            $    8.29        $    9.77        $   10.00
Net investment income                                                              0.44             0.44             0.04
Net realized and unrealized gain/(loss) on investments                             1.33            (1.48)           (0.23)
Net increase/(decrease) in net assets resulting from investment operations         1.77            (1.04)           (0.19)
Dividends from net investment income                                              (0.44)           (0.44)           (0.04)
Net asset value, end of year                                                  $    9.62        $    8.29        $    9.77
Total return++                                                                    21.72%          (10.95)%          (1.93)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $  16,489        $  12,738        $   6,580
Ratio of operating expenses to average net assets                                  1.14%(a)         0.96%(a)         0.70%+
Ratio of net investment income to average net assets                               4.76%            4.77%            3.28%+
Portfolio turnover rate                                                              16%              61%               0%
Ratio of operating expenses to average net assets without waivers                  1.79%            1.74%            1.90%+
Net investment income per share without waivers                               $    0.39        $    0.37        $    0.03



  * Nations Virginia Municipal Bond Fund Investor N Shares commenced operations on October 21, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) The effect of interest expense on the operating expenses ratio was less than 0.01%.


   Objectives

NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: The investment objective of Nations Short-Term Municipal Income Fund and Nations Municipal Income Fund is to seek a high level of current interest income that is exempt from Federal income taxes. Such Funds invest primarily in investment grade obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax ("Municipal Securities").


Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.



During normal market conditions, at least 80% of the total assets of Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will be invested in Municipal Securities with remaining maturities of 40 years or less. Under normal market conditions, it is expected that the average weighted maturity of Nations Municipal Income Fund's portfolio will be greater than 10 years. Under normal market conditions, it is expected that the average weighted maturity of Nations Intermediate Municipal Bond Fund's portfolio will be between three and ten years. Under normal market conditions, it is expected that the average weighted maturity of Nations Short-Term Municipal Income Fund's portfolio will not exceed three years.

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE INTERMEDIATE MUNICIPAL BOND FUNDS," AND NATIONS FLORIDA MUNICIPAL BOND FUND, NATIONS GEORGIA MUNICIPAL BOND FUND, NATIONS MARYLAND MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND, NATIONS TENNESSEE MUNICIPAL BOND FUND, NATIONS TEXAS MUNICIPAL BOND FUND AND NATIONS VIRGINIA MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE MUNICIPAL BOND FUNDS": As described below, each of these Funds seeks to provide investors with as high a level of income exempt from Federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also seeks to provide a maximum level of income which is exempt from the personal income taxes, if any, for resident shareholders of the Fund's respective state.


Nations Florida Intermediate Municipal Bond Fund's and Nations Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income and the Florida state intangibles tax, consistent with the relative stability of principal. Nations Georgia Intermediate Municipal Bond Fund's and Nations Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal. Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal. Nations North Carolina Intermediate Municipal Bond Fund's and Nations North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes, consistent with the relative stability of principal. Nations South Carolina Intermediate Municipal Bond Fund's and Nations South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal. Nations Tennessee Intermediate Municipal Bond Fund's and Nations Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal. Nations Texas Intermediate Municipal Bond Fund's and Nations Texas Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income tax, consistent with the relative stability of principal. Nations Virginia Intermediate Municipal Bond Fund's and Nations Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.


Each of the above State Intermediate Municipal Bond Funds and State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes). For these tax purposes, with respect to 50% of the value of its assets, each Fund invests no more than 5% of such assets in securities of a single issuer (except the U.S. Government or its agencies or instrumentalities). Each Fund may not invest more than 25% of its assets in the securities of a single issuer. The average dollar weighted effective maturity of each of the State Intermediate Municipal Bond Funds will be between three and ten years, except during temporary defensive periods. The average dollar weighted effective maturity of the State Municipal Bond Funds will be at least five years, except during temporary defensive periods. The value of the Funds' portfolios can be expected to vary inversely with changes in prevailing interest rates.

   How Objectives Are Pursued


NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: Under normal market conditions, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will invest at least 65% of the total value of their assets in Municipal Securities which will be rated investment grade at the time of purchase by at least one of the following rating agencies: Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.



Up to 35% of the assets of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund may be invested in lower-quality Municipal Securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of a desirable investment, and assurance of interest and principal payment over any long period of time may be small. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."



During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include short-term U.S. Government obligations, repurchase agreements, and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix
A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods. The value of a Fund's portfolio generally will vary inversely with changes in prevailing interest rates. For additional information concerning the Funds' investment practices, see "Appendix A."


STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 65% of the total value of the assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in municipal bonds, and substantially all of each Fund's assets will be invested in debt instruments, issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities. Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida and Georgia do impose a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income tax, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends And Distributions Are Made; Tax Information.") During normal market conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.



Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Funds also may invest in Municipal Securities with stated maturities of less than one year, which are determined to present minimal credit risks and which at the time of purchase are considered to be of high quality, issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, and the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax.


During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include short-term U.S. Government obligations, repurchase agreements, options and futures contracts. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds also may hold uninvested cash reserves pending investment or during defensive periods. For additional information concerning the Funds' investment practices, see "Appendix A."


GENERAL: Each Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each Fund also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Fund's investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Funds' investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

As a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Funds may advertise the total return, yield and tax-equivalent yield on a class of shares. TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect the deduction of the CDSC.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of the CDSC. The "tax-equivalent yield" of a class of shares of a Fund also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the particular class's tax-free yield. This is done by increasing such class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor N Shares, the Funds offer Primary A, Primary B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of a Fund's shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Selling Agent (as defined below).


   How The Funds Are Managed

The business and affairs of Nations Fund Trust are managed under the direction of its Trustees. The SAI contains the names of and general background information concerning the Trustees of Nations Fund Trust.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for those Funds listed below, for which Nations Gartmore serves as sub-investment adviser. TradeStreet is wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of the Funds' Trustees, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with their investment objectives, policies and restrictions, the Funds may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates: 0.50% of each of the average daily net assets of each of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; and 0.60% of the average daily net assets of each of Nations Municipal Income Fund and the State Municipal Bond Funds.


For the services provided and expenses assumed pursuant to a sub-advisory agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.07% of each Fund's average daily net assets.



From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rates of the Funds' average daily net assets: Nations Short-Term Municipal Income Fund -- 0.07%; Nations Intermediate Municipal Bond Fund -- 0.15%; Nations Municipal Income Fund -- 0.35%; Nations Florida Intermediate Municipal Bond
Fund -- 0.27%; Nations Florida Municipal Bond Fund -- 0.09%; Nations Georgia Intermediate Municipal Bond Fund -- 0.28%; Nations Georgia Municipal Bond
Fund -- 0%; Nations Maryland Intermediate Municipal Bond Fund -- 0.28%; Nations Maryland Municipal Bond Fund -- 0%; Nations North Carolina Intermediate Municipal Bond Fund -- 0.26%; Nations North Carolina Municipal Bond
Fund -- 0.07%; Nations South Carolina Intermediate Municipal Bond Fund -- 0.31%; Nations South Carolina Municipal Bond Fund -- 0%; Nations Tennessee Intermediate Municipal Bond Fund -- 0.18%; Nations Tennessee Municipal Bond Fund -- 0%; Nations Texas Intermediate Municipal Bond Fund -- 0.27%; Nations Texas Municipal Bond Fund -- 0.01%; Nations Virginia Intermediate Municipal Bond Fund -- 0.33%; and Nations Virginia Municipal Bond Fund -- 0.02%.



For the fiscal year ended November 30, 1995, NationsBank reimbursed advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Georgia Municipal Bond Fund -- 0.02%; Nations Maryland Municipal Bond Fund -- 0.16%; Nations South Carolina Municipal Bond Fund -- 0.01%; and Nations Tennessee Municipal Bond Fund -- 0.19%.



Michele M. Poirier is a Senior Product Manager, Municipal Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier has been the Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, and South Carolina Intermediate Municipal Bond Fund since 1992. She has been Portfolio Manager for the other Funds since 1993. Previously she was Senior Vice President and Senior Portfolio Manager for NationsBank. She has worked in the investment community since 1974. Her past experience includes serving as Director of Trading, Institutional Sales, and Municipal Trader for Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company respectively. Ms. Poirier received a B.B.A. in Marketing from Georgia State University.



Mathew M. Kiselak is a Product Man-
ager, Municipal Fixed Income Management for TradeStreet and Portfolio Manager for Nations Short-Term Municipal Income Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Texas Municipal Bond Fund. Mr. Kiselak has been the Portfolio Manager for Nations North Carolina Intermediate Municipal Bond Fund and Nations North Carolina Municipal Bond Fund since 1995. He has been Portfolio Manager for the other Funds since 1994. Previously he was Vice President and Portfolio Manager for NationsBank. He has worked in the investment community since 1987. His past experience includes Portfolio Manager and Municipal Credit Analysis for

Reich & Tang Inc. Mr. Kiselak received a B.A. in Economics from Pace University.



John C. Kohl is a Director of Municipal Fixed Income Management for TradeStreet. He is responsible for overseeing all municipal product management and is Senior Portfolio Manager for Nations Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. Mr. Kohl has been Portfolio Manager for the Funds since 1994. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Kohl has worked in the investment community since 1979. His past experience includes serving as Chief Investment Officer for London Pacific Life & Annuity, Team Leader and Portfolio Manager for Harris Trust and Savings Bank, and Management Consultant for asset-liability of Continental Bank. Mr. Kohl received a joint B.A. in Economics and North American Studies from McGill University.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Trustees of Nations Fund Trust would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the indicated rate of the Funds' average daily net assets: Nations Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Short-Term Municipal Income Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal

Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- 0.07%; Nations South Carolina Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond
Fund -- 0.09%.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of each Fund are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor N Shares of the Funds. See "Shareholder Servicing And Distribution Plans."


NationsBank of Texas, N.A. (the "Custodian") serves as custodian for the assets of each Fund. The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor N Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachuetts 02110.



EXPENSES: The accrued expenses of a Fund, as well as certain expenses attributable to Investor N Shares, are deducted from accrued income before dividends are declared. Each Fund's expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor N Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.


   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (for-merly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion. Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor N Shares of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class of shares. See the SAI for examples of instances where the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

   How To Buy Shares


Stephens has established various procedures for purchasing Investor N Shares in order to accommodate different types of investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents"). There is a minimum initial investment of $1,000. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor N Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the

"Exchange") is open for business (a "Business Day").

The Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor N Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor N Shares. Selling Agents and Servicing Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor N Shares is recorded on the books of the Funds and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor N Shares in a Fund which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Selling Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Selling Agent.

The Selling Agents are responsible for transmitting orders for purchases of Investor N Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.


SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor N Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings accounts at any bank to their Fund accounts. Transfers will occur on and/or about the 15th or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Selling Agent.



TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize requests in writing only. Shareholders may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.



REINVESTMENT PRIVILEGE: Within 120 days after a redemption of Investor N Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor N Shares of the same Fund at the net asset value next determined after a reinvestment request is received by the Transfer Agent, together with the proceeds. A shareholder exercising this privi-lege would receive a pro-rata credit for any CDSC paid in connection with such redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege.


   Shareholder Servicing And
   Distribution Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits each Fund to compensate Servicing Agents for services provided to their Customers that own Investor N Shares. Payments under the Funds' Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor N Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor N Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor N Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor N Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreement. See the SAI for more details on the Servicing Plan.

DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees have approved a Distribution Plan with respect to Investor N Shares of the Funds. Pursuant to the Distribution Plan, a Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Fund's Investor N Shares. Payments under the Funds' Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees, provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor N Shares.


The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing, and distributing prospectuses, sales literature and advertising materials; commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies,
(ii) the costs of client sales seminars and travel related to distribution and sales support activities, and

(iii) other expenses relating to distribution and sales support activities.


Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Funds' Distribution Plan described above and the terms of the Sales Support Agreements between Selling Agents and Stephens. See the relevant SAI for more details on the Distribution Plan.



Nations Fund understands that Agents may charge fees to their Customers who own Investor N Shares in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor N Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Selling Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor N Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor N Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor N Shares purchased prior to January 1, 1996 will be subject to a CDSC if Investor N Shares of Nations Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds are redeemed within six years of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions. Subject to the exclusions described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested.

A CDSC is imposed at the following declining rates on Investor N Shares of Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds:

                              Contingent Deferred
                          Sales Charge as a Percentage
Year Since Purchase              of the Dollar
  Made                      Amount Subject to Charge
First                                 4.0%
Second                                3.0%
Third                                 3.0%
Fourth                                2.0%
Fifth                                 2.0%
Sixth                                 1.0%
Seventh and thereafter                None

A CDSC is imposed at the following declining rates on Investor N Shares of Nations Municipal Income Fund and the State Municipal Bond Funds:

                              Contingent Deferred
                          Sales Charge as a Percentage
Year Since Purchase              of the Dollar
  Made                      Amount Subject to Charge
First                                 5.0%
Second                                4.0%
Third                                 3.0%
Fourth                                2.0%
Fifth                                 2.0%
Sixth                                 1.0%
Seventh and thereafter                None


In determining whether a CDSC is payable on any redemption, a Fund will first redeem shares not subject to any charge, and then shares held longest during the six year period. This will result in you paying the lowest possible CDSC. Solely for purposes of determining the number of years from the date of purchase of shares, all purchases are deemed to have been made on the trade date of the transaction.



The CDSC will be waived on redemptions of Investor N Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor N shares held in the account is less than the minimum account size, and (iii) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. In addition, the CDSC will be waived on Investor N Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Fund or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.



Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of a Fund during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor N Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.


In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional com-pensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor N Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor N Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor N Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Selling Agents or by Nations Fund at any time.


   How To Exchange Shares


The exchange feature enables a shareholder to exchange funds as specified below when the shareholder believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor N Shares of a fund offered by Nations Fund to acquire shares of the same class that are offered by any other fund of Nations Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund), Investor A Shares of the Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, or Investor C Shares of a Nations Fund money market fund. Additionally, the exchange feature enables a shareholder of Investor N Shares of Nations Short-Term Municipal Income Fund to exchange such shares for Investor N Shares of Nations Short-Term Income Fund. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor N Shares that meets the requirements discussed in this section. If a shareholder acquires Investor N Shares of another fund through an exchange, any CDSC schedule applicable (CDSCs may apply to shares purchased prior to January 1, 1996) to the original shares purchased will be applied to any redemption of the acquired shares. If a shareholder exchanges Investor N Shares of a fund for Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares will remain subject to the CDSC schedule applicable to the Investor N Shares exchanged. The holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a Nations Fund money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon a redemption is based upon the total holding period of Investor N Shares of a non-money market fund that charges a CDSC.


The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment require-ment and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


The Investor N Shares exchanged must have a current value of at least $1,000. Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor N Shares will be reduced by the amount of any dividend or distribution. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor N Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a share-holder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor N Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.



As regulated investment companies, the Funds are permitted to pass through to their shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Funds intend to satisfy. Distributions from taxable income will be taxable as ordinary income to shareholders who are not exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. The policy of the Funds is to pay their shareholders an amount equal to at least 90% of their exempt-interest income net of certain deductions and of their investment company taxable income. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions from the Funds will not qualify for the dividends-received deduction for corporate shareholders. Distributions of net investment income by Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax exempt obligations which, if realized directly, would be exempt from such income taxes.


Substantially all of a Fund's net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held the Fund's shares and whether such gains are received in cash or reinvested in additional shares.

To the extent that dividends, if any, paid by the Funds to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from Federal income tax. Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

If any of the Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities, and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida and Georgia impose a tax upon intangible personal property which may apply to shares of the Funds held by residents of those states. Florida has issued a Technical Assistance Advisement indicating that shares in Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund will not be subject to Florida's intangibles tax, subject to certain requirements which these two Funds intend to satisfy. See the SAI for further details about state tax treatment relevant to shareholders of these Funds.


In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations. Further tax information is contained in the SAI.


   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of the Fund's total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes.



FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.


If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.



Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities are not fundamental and may be changed at any time without shareholder approval.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.



Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Since each of the Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that Fund's income, capital, and liquidity may be adversely affected. For the past forty years, the economy of the State of Florida has consisted primarily of tourism, retirement and agriculture. More recently, military and defense spending have fueled economic diversification as well as the aerospace industry, laser optics research, computer manufacturing and international trade and commerce. Currently, Moody's rates Florida's general obligation bonds "Aa" and S&P rates such bonds "AA."


The State of Georgia has a diversified economy, which has performed relatively well in recent years. Important industries in the state include pulp and paper products, agriculture and textiles. Currently, Moody's rates Georgia general obligation bonds "Aaa" and S&P rates such bonds "AA+."


The State of Maryland's leading areas of employment are services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, electronic equipment, industrial machinery, and transportation equipment). Maryland has a higher than average number of people employed by the Government. The Port of Baltimore is one of the larger international ports in the United States and in the world. Currently, Moody's rates Maryland general obligation bonds "Aaa" and S&P rates such bonds "AAA."

The State of North Carolina has an economic base consisting of a combination of manufacturing, services, agriculture and tourism. During the period from 1980 to 1993, per capita income in the state grew from $7,999 to $18,702, an increase of 133.8%. During the same period, the state's labor force increased 24.5%. Currently, Moody's rates the state of North Carolina's general obligation bonds "Aaa" and S&P rates such bonds "AAA."



The State of South Carolina's economy has been dominated since the early 1920's by the textile industry, with over one-third of the manufacturing workers directly or indirectly related to the textile industry. The economic base of the state is gradually becoming more diversified as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+."


The State of Tennessee has an economic base consisting primarily of manufacturing, services, agriculture and tourism. Currently, Moody's rates the State of Tennessee's general obligation bonds "Aaa" and S&P rates such bonds "AA+".

The State of Texas has long been identified with the oil and gas industry, but the Texas economy recently has become more diversified. Oil and gas related industries accounted for 27% of the state's total output of goods and services in 1981, but currently account for only 12% of the state's economy. Servicing sectors (which include transportation and public utilities; finance and insurance; trade; services; and government) are the major sources of job growth in Texas. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to contribute to Texas' future growth. Currently, Moody's rates Texas general obligations bonds "Aa" and S&P rates such bonds "AA."

The Commonwealth of Virginia has a diversified economy with government, manufacturing, high technology (both manufacturing and non-manufacturing) industries, agriculture, mining, construction, services, and tourism all represented. Virginia also has benefited from its port facilities, a large number of federal government and military installations, and its proximity to Washington, D.C. Currently Moody's rates Virginia general obligation bonds "Aaa" and S&P rates such bonds "AAA."

There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the Funds is contained in the SAI.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and eco-nomic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA:


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                   INVESTOR D SHARES
                                       APRIL 1, 1996


This Prospectus describes the investment portfolios
(each a "Fund" and collectively, the "Money Market
Funds"), listed in the column to the right, of the Nations Fund Family ("Nations Fund" or "Nations Fund
Family"). This Prospectus describes one class of shares of each Money Market Fund -- Investor D
Shares.


EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET ASSET
VALUE OF $1.00 PER SHARE. INVESTMENTS IN THE FUNDS
ARE NEITHER INSURED NOR GUARANTEED BY THE U.S.
GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE
FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE.


This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor D Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company, is contained in separate Statements of Additional Information
(the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus. NationsBanc
Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates, Inc.
("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                    Nations Prime Fund
                                                    Nations Treasury Fund
                                                    Nations Government
                                                       Money Market Fund
                                                    Nations Tax Exempt
                                                       Fund

                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    or write:
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    NATIONS
                                                       FUND

NF-96148-496

                            Table  Of  Contents
                                                                 About The Funds

                            Prospectus Summary                                 3
                            Expenses Summary                                   4
                            Financial Highlights                               5
                            Objectives                                         6
                            How Objectives Are Pursued                         7
                            How Performance Is Shown                           9
                            How the Funds Are Managed                          9
                            Organization And History                          11


                                                           About Your Investment

                            How To Buy Shares                                 13
                            Shareholder Servicing And Distribution Plans      14
                            How To Redeem Shares                              14
                            How To Exchange Shares                            16
                            How The Funds Value Their Shares                  16
                            How Dividends And Distributions Are Made; Tax
                            Information                                       17
                            Appendix A -- Portfolio Securities                18
                            Appendix B -- Description Of Ratings              23



                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH
                            SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary


(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. Investor C Shares exchanged for Investor D Shares must have a current value of at least $1,000. See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



         (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



         (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



        (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



        (Bullet) Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Prime Fund, Nations Treasury Fund,
         Nations Government Money Market Fund and Nations Tax Exempt Fund declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor D Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

                                                                                                                     Nations
                                                                            Nations Prime    Nations Treasury   Government Money
SHAREHOLDER TRANSACTION EXPENSES                                                Fund               Fund            Market Fund

Sales Load Imposed on Purchases                                                 None               None               None
Deferred Sales Charge                                                               .00%1              .00%1              .00%1

                                                                               Nations
                                                                             Tax Exempt
SHAREHOLDER TRANSACTION EXPENSES                                                Fund
Sales Load Imposed on Purchases                                                 None
Deferred Sales Charge                                                               .00%1

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                                                 .14%               .14%               .12%
Rule 12b-1 Fees (After Fee Waivers)                                                 .25%               .25%               .25%
Shareholder Servicing Fees (After Fee Waivers)                                      .25%               .25%               .25%
Other Expenses                                                                      .16%               .16%               .18%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)             .80%               .80%               .80%

Management Fees (After Fee Waivers)                                                 .13%
Rule 12b-1 Fees (After Fee Waivers)                                                 .25%
Shareholder Servicing Fees (After Fee Waivers)                                      .25%
Other Expenses                                                                      .17%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)             .80%



1 Shares acquired through an exchange remain subject to the contingent deferred sales charge ("CDSC") schedule applicable to the shares exchanged. See "How To Buy Shares" and "How To Sell Shares -- Contingent Deferred Sales Charge" below.


EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor D Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                                                     Nations
                                                                               Nations            Nations          Government
                                                                                Prime            Treasury             Money
                                                                                Fund               Fund            Market Fund
1 Year                                                                              $ 8                $ 8                $ 8
3 Years                                                                             $26                $26                $26


                                                                               Nations
                                                                             Tax Exempt
                                                                                Fund
1 Year                                                                              $ 8
3 Years                                                                             $26



The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in each Fund will bear either directly or indirectly. Because Investor D Shares were not offered during the Funds' most recent fiscal year, the "Other Expenses" figures contained in the above table are based on estimated amounts for the Funds' current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that these fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers, "Management Fees," "Rule 12b-1 Fees," "Other Expenses" and "Total Operating Expenses" for Investor D Shares of the indicated Fund would be as follows: Nations Prime Fund -- .20%, .45%, .17% and 1.07%, respectively; Nations Treasury Fund -- .20%, .45%, .17% and 1.07%, respectively; Nations Government Money Market Fund -- .40%, .45%, .21% and 1.31%, respectively; and Nations Tax Exempt Fund -- .40%, .45%, .20% and 1.30%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited and, where indicated, unaudited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.


FOR AN INVESTOR D SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND

                                                                                                     SIX MONTHS
                                                                                                        ENDED
                                                                                                      11/30/95
INVESTOR D SHARES                                                                                    (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                  $    1.00
Net investment income                                                                                    0.0275
Dividends from net investment income                                                                    (0.0275)
Net asset value, end of period                                                                        $    1.00
Total return++                                                                                             2.78%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                     $      40
Ratio of operating expenses to average net assets                                                          0.55%+
Ratio of net investment income to average net assets                                                       5.50%+
Ratio of operating expenses to average net assets without waivers and/or reimbursements                    0.62%+
Net investment income per share without waivers and/or reimbursements                                 $  0.0272


                                                                                                       PERIOD

                                                                                                        ENDED

INVESTOR D SHARES                                                                                     05/31/95*

Operating performance:
Net asset value, beginning of period                                                                  $    1.00
Net investment income                                                                                    0.0173
Dividends from net investment income                                                                    (0.0173)
Net asset value, end of period                                                                        $    1.00
Total return++                                                                                             1.74%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                     $       2
Ratio of operating expenses to average net assets                                                          0.55%+
Ratio of net investment income to average net assets                                                       4.98%+
Ratio of operating expenses to average net assets without waivers and/or reimbursements                    0.63%+
Net investment income per share without waivers and/or reimbursements                                 $  0.0165



 * Nations Prime Fund Investor D Shares commenced operations on February 9,
   1995.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


NATIONS TREASURY FUND

                                                                                                     SIX MONTHS
                                                                                                        ENDED
                                                                                                      11/30/95
INVESTOR D SHARES                                                                                    (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                  $    1.00
Net investment income                                                                                    0.0250
Dividends from net investment income                                                                    (0.0250)
Distributions from net realized capital gains                                                                --
Net asset value, end of period                                                                        $    1.00
Total return++                                                                                             2.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                     $       2
Ratio of operating expenses to average net assets                                                          0.55%+
Ratio of net investment income to average net assets                                                       5.38%
Ratio of operating expenses to average net assets without waivers and/or reimbursements                    0.61%
Net investment income per share without waivers and/or reimbursements                                 $  0.0247


                                                                                                       PERIOD

                                                                                                        ENDED

INVESTOR D SHARES                                                                                     05/31/95*
Operating performance:
Net asset value, beginning of period                                                                  $    1.00
Net investment income                                                                                    0.0167
Dividends from net investment income                                                                    (0.0167)
Distributions from net realized capital gains                                                                --
Net asset value, end of period                                                                        $    1.00
Total return++                                                                                             1.67%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                     $       2
Ratio of operating expenses to average net assets                                                          0.55%+
Ratio of net investment income to average net assets                                                       4.74%+
Ratio of operating expenses to average net assets without waivers and/or reimbursements                    0.60%+
Net investment income per share without waivers and/or reimbursements                                 $  0.0162



 * Nations Treasury Fund Investor D Shares commenced operations on February 9, 1995.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR D SHARE OUTSTANDING THROUGHOUT THE PERIOD

NATIONS GOVERNMENT MONEY MARKET FUND


                                                                                                                    PERIOD
                                                                                                                     ENDED
INVESTOR D SHARES                                                                                                  11/30/95*
Operating performance:
Net asset value, beginning of year                                                                                 $    1.00
Net investment income                                                                                                 0.0418
Distributions:
Dividends from net investment income                                                                                 (0.0418)
Distributions from net realized gains                                                                                     --
Total distributions                                                                                                  (0.0418)
Net asset value, end of year                                                                                       $    1.00
Total return++                                                                                                          4.38%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                                                                    $       2
Ratio of operating expenses to average net assets                                                                       0.55%+
Ratio of net investment income to average net assets                                                                    5.33%+
Ratio of operating expenses to average net assets without waivers                                                       0.82%+
Net investment income per share without waivers                                                                    $  0.0397



  * Nations Government Money Market Fund Investor D Shares commenced operations on February 10, 1995.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated.


NATIONS TAX EXEMPT FUND

                                                                                                                 PERIOD
                                                                                                                  ENDED
INVESTOR D SHARES                                                                                               11/30/95*
Operating performance:
Net asset value, beginning of year                                                                              $    1.00
Net investment income                                                                                              0.0243
Dividends from net investment income                                                                              (0.0243)
Net asset value, end of year                                                                                    $    1.00
Total return++                                                                                                       2.61%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                                                                 $       2
Ratio of operating expenses to average net assets                                                                    0.45%+
Ratio of net investment income to average net assets                                                                 3.47%+
Ratio of operating expenses to average net assets without waivers                                                    0.72%+
Net investment income per share without waivers                                                                 $  0.0225




  * Nations Tax Exempt Fund Investor D Shares commenced operations on February 10, 1995.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated.


   Objectives


Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities. Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No Fund should be considered, by itself, to provide a complete investment program for any investor.


NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

   How Objectives Are Pursued


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."


NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."


NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."



The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."


The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."

RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: The Funds are subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the Funds' SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations. The investment objectives and policies of the Funds, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in its best interests, it may consider terminating sales of its shares in the states involved.


In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

   How Performance Is Shown


From time to time, a Fund may advertise the "yield" and "effective yield" of a class of shares, and Nations Tax Exempt Fund may advertise the "tax equivalent yield" of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.


The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield will always be higher than the "yield" of a class of shares in the Nations Tax Exempt Fund.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.

In addition to Investor D Shares, the Funds offer Primary A, Primary B, Investor A, Investor B and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of the Funds' shares. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent.


   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc.



Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to Nations Tax Exempt Fund, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Fund, if the Adviser believes that the quality of the transactions and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; and 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.



For the services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.055% of the average daily net assets of each Fund.


From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement fees at the rates of 0.16% and 0.17% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund, respectively. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank fees at the rates of 0.13% and 0.16% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund, respectively.



Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysts.



Sandra L. Duck is a Product Manager, Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Previously she was Vice President and Portfolio Manager for NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.



Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager of the Nations Prime Fund since 1988. Previously she was Vice President and Senior Portfolio Manager for NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.07% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens that provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor D Shares of the Funds. See "Shareholder Servicing And Distribution Plans."


NationsBank of Texas, N.A., serves as each Fund's custodian (the "Custodian"). The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.


First Data serves as transfer agent (the "Transfer Agent") for each Fund's Investor D Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor D Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; Directors' or Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor D Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and distribution costs. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer six separate classes of shares -- Investor A, Investor B, Investor C, Investor D, Primary A and Primary B Shares. This Prospectus relates only to the Investor D Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of a fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of instances where the 1940 Act requires voting by fund.

As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which consists of separate classes of shares. This Prospectus relates only to the Investor D Shares of Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of Nations Fund, Inc.'s outstanding shares. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company might become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Stephens has established various procedures for purchasing Investor D Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents").



There is a minimum initial investment of $1,000, except that the minimum initial investment is:



(Bullet) $500 for IRA investors;



(Bullet) $250 for non-working spousal IRAs; and



(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.



There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.



Shares acquired through an exchange of Investor C Shares of a non-money market fund must have a current value of at least $1,000. No sales load or exchange fee is imposed upon the purchase of Investor D Shares of a Fund through an exchange. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").



The Selling Agents have entered into Sales Support Agreements with Stephens under which they will provide sales support assistance to their Customers who own Investor D Shares. In addition, the Servicing Agents have entered into shareholder servicing agreements ("Servicing Agreements") under which they will provide various shareholder services for their Customers who own Investor D Shares ("Servicing Agents"). Selling Agents and Servicing Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens, and Nations Fund may agree to voluntarily reduce the fees payable for shareholder services and sales support services. See "Shareholder Servicing And Distribution Plans."


Nations Fund reserves the right to reject any purchase order. The issuance of Investor D Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). Absent prior arrangement with Stephens or the Transfer Agent, purchase orders received after such time on any given day will not be accepted; notice thereof will be given to the Selling Agent transmitting the order, and any funds received will be returned promptly to the sending Selling Agent. Any late purchase orders that are not rejected pursuant to such a prior arrangement will be executed on the following Business Day. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor D Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.



The Selling Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.



TELEPHONE TRANSACTIONS: An investor may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A Shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And Distribution Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits each Fund to compensate Servicing Agents for certain shareholder support services that are provided by the Servicing Agents to their Customers that own Investor D Shares. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees or the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of a Fund's Investor D Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Investor D Shares; providing sub-accounting with respect to Investor D Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor D Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.

DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors also have approved a Distribution Plan with respect to Investor D Shares of the Funds. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of Investor D Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees or Board of Directors provided that the annual rate may not exceed 0.45% of the average daily net asset value of a Fund's Investor D Shares. Payments to Stephens pursuant to the Distribution Plan will be used primarily to compensate or reimburse Stephens for distribution services provided by Stephens and related expenses incurred by Stephens, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred by, such Selling Agents.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Funds' Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.

Nations Fund understands that Selling Agents and/or Servicing Agents may charge fees to their Customers who are the owners of Investor D Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Shareholder Servicing Agreement with Nations Fund. The Sales Support Agreements and Shareholder Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agents by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers of Agents should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share, less any applicable CDSC, next determined after receipt of the order by Stephens or by the Transfer Agent. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund.



Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.

Nations Fund may redeem a shareholder's Investor D Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor D Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor D Shares of a Fund that were purchased prior to January 1, 1996 will be subject to a CDSC of 1.00% if redeemed within one year of the initial purchase of the Investor C Shares exchanged for the Investor D Shares being redeemed. Investor D Shares purchased after January 1, 1996 through an exchange from Investor C Shares will be subject to a CDSC of .50% if redeemed within one year of the initial purchase of the Investor C Shares exchanged. Investor D Shares purchased directly are not subject to a CDSC. The CDSC is imposed on the lesser of the net asset value of the Investor D Shares redeemed or the initial purchase price of the Investor C Shares exchanged to acquire the Investor D Shares being redeemed. No CDSC is imposed on increases in net asset value above the initial purchase price of the exchanged Investor C Shares, including shares acquired by reinvestment of distributions.



Solely for purposes of determining the period of time that has elapsed from the initial purchase of any Investor C Shares, all purchases are deemed to have been on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of initial purchase of Investor C Shares.



The CDSC will be waived on redemptions of Investor D Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986 (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations), (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to
Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor D Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.



Within 120 days after a redemption of Investor D Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor D Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a shareholder of a Fund if the value of the Investor Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor D Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Fund at any time.

   How To Exchange Shares


The exchange feature enables a shareholder of Investor D Shares of a Money Market Fund to exchange such shares for Investor C Shares of a Non-Money Market Fund or Investor D Shares of another Money Market Fund when that shareholder believes that a shift between funds is an appropriate investment decision. An exchange of Investor D Shares for shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.


No CDSC will be imposed in connection with an exchange of Investor D Shares that meets the requirements discussed in this section. If a shareholder acquires shares in exchange for Investor D Shares of a Fund, the acquired shares will remain subject to the CDSC applicable to the Investor C Shares exchanged to acquire the subject Investor D Shares. In addition, the remaining period of time (if any) that the CDSC will be in effect will be computed from the time of the initial purchase of the previously held Investor C Shares.

The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.

Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

Investor D Shares may be exchanged by directing a request directly to the Agent through which the original Investor D Shares were purchased or in some cases Stephens or the Transfer Agent. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Agent through which the original shares were purchased. Investors should consult their Agent or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Agent.

   How The Funds Value Their Shares


The net asset value of a share of each class of shares in the Funds is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.


The assets of each Fund are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

   How Dividends And Distributions Are Made;
   Tax Information


DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of each Fund are declared daily to shareholders at 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Investor D Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor D Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Funds' Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Selling Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor D Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.


Each Fund's net investment income available for distribution to the holders of Investor D Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. Each Fund's net investment income available for distribution to the holders of Investor D Shares will be reduced by the amount of retail transfer agency fees allocated to Investor D Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA is generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.


Dividends received from Nations Treasury Fund and Nations Government Money Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


NATIONS TAX EXEMPT FUND: As a regulated investment company, Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.



If Nations Tax Exempt Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from Federal income tax and also may be subject to state and local tax.


The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.



ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.



Non-mortgage-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.



Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All other Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).



Eurodollar obligations, Yankee dollar obligations and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. A Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, the Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.



Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.



COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments that: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers that, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the Funds sells their shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, GICs and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments.


A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instrument. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal Securities also may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases", and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Security. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.


Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by a trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings


The following summarizes the highest two ratings used by S&P for corporate and municipal bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.
The following summarizes the highest two ratings used by Moody's for corporate and municipal bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1.

The following summarizes the highest two ratings used by D&P for bonds:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major category.

The following summarizes the highest two ratings used by Fitch for bonds:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1-indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term ratings described above.



For commercial paper, Fitch uses the short-term ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the two highest investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

The following summarizes the two highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.


A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the two highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

                               NATIONS FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                      Nations Government Money Market Fund
                             Nations Tax Exempt Fund
                               Nations Value Fund
                           Nations Capital Growth Fund
                          Nations Emerging Growth Fund
                            Nations Equity Index Fund
                         Nations Disciplined Equity Fund
                          Nations Balanced Assets Fund
                   Nations Short-Intermediate Government Fund
                         Nations Short-Term Income Fund
                         Nations Diversified Income Fund
                       Nations Strategic Fixed Income Fund
                          Nations Municipal Income Fund
                    Nations Short-Term Municipal Income Fund
                    Nations Intermediate Municipal Bond Fund
                Nations Florida Intermediate Municipal Bond Fund
                       Nations Florida Municipal Bond Fund
                Nations Georgia Intermediate Municipal Bond Fund
                       Nations Georgia Municipal Bond Fund
                Nations Maryland Intermediate Municipal Bond Fund
                      Nations Maryland Municipal Bond Fund
             Nations North Carolina Intermediate Municipal Bond Fund
                   Nations North Carolina Municipal Bond Fund
             Nations South Carolina Intermediate Municipal Bond Fund
                   Nations South Carolina Municipal Bond Fund
               Nations Tennessee Intermediate Municipal Bond Fund
                      Nations Tennessee Municipal Bond Fund
                 Nations Texas Intermediate Municipal Bond Fund
                        Nations Texas Municipal Bond Fund
                Nations Virginia Intermediate Municipal Bond Fund
                      Nations Virginia Municipal Bond Fund

                       INVESTOR SHARES AND PRIMARY SHARES
                                  April 1, 1996

         This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed thirty-one investment portfolios of Nations Fund Trust (individually, a "Fund" and collectively, the "Funds"). This SAI is not a prospectus, and should be read only in conjunction with the current prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated April 1, 1996 (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. Copies of these Prospectuses may be obtained by writing Nations Fund, c/o Stephens Inc., One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at 1-800-321-7854.

                                TABLE OF CONTENTS


                                                                                                     Page

INTRODUCTION.....................................................................................         1

FUND TRANSACTIONS AND BROKERAGE .................................................................         2


ADDITIONAL INFORMATION ON FUND INVESTMENTS.......................................................         6
         Asset Backed Securities.................................................................         6
         Commercial Instruments..................................................................         10
         Repurchase Agreements...................................................................         11
         Reverse Repurchase Agreements...........................................................         11
         Lending Securities......................................................................         11
         American Depositary Receipts............................................................         12
         Futures, Options and Other Derivative
               Instruments.......................................................................         12
         When-Issued Purchases and Forward
               Commitments.......................................................................         16
         Municipal Securities....................................................................         17
         Insured Municipal Securities............................................................         44
         Real Estate Investment Trusts...........................................................         44
         Guaranteed Investment Contracts.........................................................         45
         Variable and Floating Rate
               Instruments.......................................................................         45
         Stand-by Commitments....................................................................         46
         Variable & Floating Rate Government
               Securities........................................................................         47
         Lower Rated Debt Securities.............................................................         47
         Dollar Roll Transactions................................................................         48
         Foreign Currency Transactions...........................................................         49
         Interest Rate Transactions..............................................................         50
         Illiquid Securities.....................................................................         51
         Other Securities........................................................................         51
         Additional Investment Limitations.......................................................         51


NET ASSET VALUE .................................................................................         54
         Money Market Funds......................................................................         54
         Non-Money Market Funds..................................................................         54
         Exchange Privilege......................................................................         56

DESCRIPTION OF SHARES ...........................................................................         56
         Dividends and Distributions.............................................................         58

ADDITIONAL INFORMATION CONCERNING TAXES .........................................................         58
         Federal Taxes - In General..............................................................         59


                                       i



         Federal Excise Tax on Regulated Investment
               Companies.........................................................................         61
         Distributions...........................................................................         62
         Sale or Redemptions of Shares...........................................................         64
         Foreign Shareholders....................................................................         65
         Special Tax Considerations Pertaining to the Value,
               Capital Growth, Emerging Growth, Equity Index,
               Special Equity, Balanced Assets, Short Intermediate
               Government, Managed Bond, Short-Term Income,
               Diversified Income, Strategic Fixed, Adjustable Rate
               Government and Mortgage-Backed Securities Funds...................................         65
         Special Tax Considerations Pertaining to the Municipal
               Income, Short-Term Municipal Income, Intermediate
               Municipal Bond, State Intermediate Municipal Bond
               and the State Municipal Bond Funds................................................         66

TRUSTEES AND OFFICERS ...........................................................................         70
         Compensation Table......................................................................         74
         Nations Funds Retirement Plan...........................................................         75
         Nations Funds Deferred Compensation Plan................................................         76
         Shareholder and Trustee Liability.......................................................         76

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, SHAREHOLDER SERVICING AND
DISTRIBUTION SERVICES AGREEMENTS ................................................................         77
         Investment Adviser......................................................................         77
         Investment Styles.......................................................................         81
         Administrator and Co-Administrator......................................................         85
         Custodian and Transfer Agent............................................................         87
         Shareholder Servicing Agreements
               (Primary B Shares Only)...........................................................         88
         Shareholder Administration Plan
               (Primary B Shares Only)...........................................................         88
         Distribution Plans and Shareholder
              Servicing Arrangements for Investor Shares.........................................         89

DISTRIBUTOR .....................................................................................         102

INDEPENDENT ACCOUNTANT AND REPORTS...............................................................         103

COUNSEL..........................................................................................         103

                                       ii


ADDITIONAL INFORMATION ON PERFORMANCE ...........................................................         103
         Yield Calculations......................................................................         103
         Total Return Calculations...............................................................         115

MISCELLANEOUS ...................................................................................         127
         Certain Record Holders..................................................................         127

SCHEDULE A.......................................................................................         A-1

SCHEDULE B.......................................................................................         B-1

SCHEDULE C.......................................................................................         C-1


                                  INTRODUCTION


         Nations Fund Trust ("Trust") was organized on May 6, 1985 under the name "MarketMaster Trust," and in March 1992 changed its name to "Nations Fund," and in September 1992 changed its name to "Nations Fund Trust." NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates, Inc. ("TradeStreet") is a sub-investment adviser. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.

         Nations Fund Trust currently consists of thirty-two different investment portfolios. This SAI pertains to the Primary A (formerly called Trust
A), Primary B (formerly called Trust B), Investor A, Investor B, Investor C and Investor D Shares of the following investment portfolios of Nations Fund Trust:
Nations Government Money Market Fund ("Government Money Market Fund") and Nations Tax Exempt Fund ("Tax Exempt Fund") (collectively, the "Money Market Funds") and the Primary A, Primary B, Investor A, Investor C and Investor N Shares of Nations Value Fund ("Value Fund"), Nations Capital Growth Fund ("Capital Growth Fund"), Nations Emerging Growth Fund ("Emerging Growth Fund"), Nations Equity Index Fund ("Equity Index Fund"), Nations Disciplined Equity Fund ("Disciplined Equity Fund"), Nations Balanced Assets Fund ("Balanced Assets Fund"), Nations Short-Intermediate Government Fund ("Short-Intermediate Government Fund"), Nations Municipal Income Fund ("Municipal Income Fund"), Nations Short-Term Municipal Income Fund ("Short-Term Municipal Income Fund"), Nations Intermediate Municipal Bond Fund ("Intermediate Municipal Bond Fund"), Nations Short-Term Income Fund ("Short-Term Income Fund"), Nations Diversified Income Fund ("Diversified Income Fund"), Nations Strategic Fixed Income Fund ("Strategic Fixed Income Fund"), Nations Florida Intermediate Municipal Bond Fund ("Florida Intermediate Municipal Bond Fund"), Nations Georgia Intermediate Municipal Bond Fund ("Georgia Intermediate Municipal Bond Fund"), Nations Maryland Intermediate Municipal Bond Fund ("Maryland Intermediate Municipal Bond Fund"), Nations North Carolina Intermediate Municipal Bond Fund ("North Carolina Intermediate Municipal Bond Fund"), Nations South Carolina Intermediate Municipal Bond Fund ("South Carolina Intermediate Municipal Bond Fund"), Nations Tennessee Intermediate Municipal Bond Fund ("Tennessee Intermediate Municipal Bond Fund"), Nations Texas Intermediate Municipal Bond Fund ("Texas Intermediate Municipal Bond Fund"), Nations Virginia Intermediate Municipal Bond Fund ("Virginia Intermediate Municipal Bond Fund"), Nations Florida Municipal Bond Fund ("Florida Municipal Bond Fund"), Nations Georgia Municipal Bond Fund ("Georgia Municipal Bond Fund"), Nations Maryland Municipal Bond Fund ("Maryland Municipal Bond Fund"), Nations North Carolina Municipal Bond Fund ("North Carolina Municipal Bond Fund"), Nations South Carolina Municipal Bond Fund ("South Carolina Municipal Bond Fund"), Nations Tennessee Municipal Bond Fund ("Tennessee Municipal Bond Fund"), Nations Texas Municipal Bond Fund ("Texas Municipal Bond Fund"), and Nations Virginia Municipal Bond Fund ("Virginia Municipal Bond Fund") (collectively, "Non-Money Market Funds," and with the Money Market Funds, the "Funds"). The Florida Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina

Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund are sometimes collectively referred to herein as the ("State Intermediate Municipal Bond Funds"). The Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund are sometimes collectively referred to herein as the ("State Municipal Bond Funds"). The Disciplined Equity Fund was formerly called "Nations Special Equity Fund." The Primary A Shares and Primary B Shares of the Funds are sometimes collectively referred to as "Primary
Shares." The Investor A, Investor B, Investor C, Investor D and Investor N Shares of the Funds are sometimes collectively referred to as "Investor Shares."

         Much of the information contained in this SAI expands upon subjects discussed in the Prospectuses. No investment in Primary Shares or Investor Shares should be made without first reading the related Prospectuses.



                         FUND TRANSACTIONS AND BROKERAGE

         Subject to the general supervision of the Board of Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed.

         Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         Securities purchased and sold by the Non-Money Market Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         In executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Adviser shall consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Adviser may cause a Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board of Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Trust's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the staff of the Adviser can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. It is the opinion of the Adviser that because the broker research supplements rather than replaces their research, the receipt of such research does not tend to decrease their expenses, but tends to improve the quality of their investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of portfolio transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. It is the opinion of the Adviser that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

         Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, or the co-administrator, or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by the Securities and Exchange Commission (the "SEC"). In addition, the Trust will not give preference to correspondents of NationsBank N.A.
("NationsBank") or its affiliates with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

         Certain affiliates of NationsBank Corporation and its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by the Tax Exempt Fund, the Municipal Income Fund, the Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (the "Tax-Free Bond Funds"). NationsBank or certain of its affiliates may serve as trustee, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Tax-Free Bond Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of NationsBank is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under The Investment Company Act of 1940 (the "1940 Act"), and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to such Rule.

         Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which NationsBank or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

         NationsBank has agreed to maintain its policy and practice of conducting its trust department independently of its commercial department. In making investment recommendations for the Funds, trust department personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for those Funds' accounts are customers of the commercial department. In dealing with commercial customers, the commercial department will not inquire or take into consideration whether securities of those customers are held by the Trust.


         Investment decisions for each Fund are made independently from those for the Trust's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions. During the fiscal years ended December 30, 1993, 1994 and 1995, the following Funds paid the indicated amounts of brokerage commissions to Dean Witter: Value Fund -- $0, $0 and $9,800 respectively; Capital Growth Fund -- $0, $16,240 and

$3,520 respectively; Balanced Assets Fund -- $0, $23,271 and $53,711 respectively; Disciplined Equity Fund -- $0, $280 and $95,550 respectively; Emerging Growth Fund -- $0, $7,698 and $0 respectively. During the fiscal years ended November 30, 1993, 1994 and 1995, no other Fund paid brokerage commissions to NationsBank, the distributor, or their affiliates.



         The portfolio turnover rates described in the Prospectuses are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may also be affected by the cash requirements for redemptions of shares and by requirements which enable a Fund to receive certain favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions.


                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

ASSET-BACKED SECURITIES


         IN GENERAL. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage-and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.


         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Government National Mortgage Association ("GNMA"), by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

         The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

         As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

         As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

         The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

         Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.


         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.


         Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S.
Government obligations.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds.

         NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


         Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

         The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         The development of non-mortgage backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser, as adviser to each Fund, intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.


COMMERCIAL INSTRUMENTS

         Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or by foreign corporations and foreign commercial banks.

         Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by these Funds as previously described.

         Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that criteria similar to the following are met; (a) if rated by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), the instruments are rated in the highest rating category for short-term obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by the Board of Trustees on the advice of the Adviser. Variable rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. Substantial holdings of variable rate instruments could reduce portfolio liquidity.

         Variable and floating rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. The instruments are not typically rated by credit rating agencies, but issuers of variable and floating rate instruments must satisfy similar criteria to that set forth above for issuers of commercial paper. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

REPURCHASE AGREEMENTS

         The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian, or a sub-custodian, in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Trust under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

         At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

LENDING SECURITIES

         When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high quality, short-term obligations. Although any voting rights, or rights to consent, that may be attendant to securities on loan, pass to the borrower, such loans may be called at any time. Securities on loan that have voting rights will be called so that they may be voted by the Fund if a material event affecting the investment is to occur.

AMERICAN DEPOSITARY RECEIPTS

         The Non-Money Market Funds (consistent with their investment policies and objectives) may invest in American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, including those set forth in the Prospectuses for the Funds under "Appendix A -- Foreign Securities."

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

         Certain of the Funds may purchase put and call options which are traded on a national securities exchange in an amount not exceeding 5% of its net assets. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

         FUTURES CONTRACTS AND RELATED OPTIONS. In addition, the Adviser may determine that it would be in the interest of a Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by one of the Funds, or of securities which one of them intends to purchase. For example, a Fund may enter into transactions involving a stock or bond index futures contract, which is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks or bonds in the index is made. During the coming fiscal year, each of these Funds intends to limit its transactions in futures contracts and options thereon so that: (i) no more than 5% of a Fund's total assets would be committed to initial margin deposits or premiums on such contracts and (ii) immediately after entering into such contracts, no more than 30% of a Fund's total assets would be represented by such contracts.

         OPTIONS TRADING. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options give the holder the right to sell the underlying securities to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Call options are "covered" by a Fund, for example, when it owns the underlying securities and put options are "covered" by the Fund, for example, when it has established a segregated account of cash, cash equivalents or securities which can be liquidated promptly to satisfy any obligation of a Fund to purchase the underlying securities. A Fund also may write combinations of puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the gross income of a Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which the Fund purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for a Fund to close out its written option positions.

         A Fund also may purchase put or call options in anticipation of changes in interest rates which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option and, unless the price of the underlying security changes sufficiently, the option may expire without value.

         A Fund may write and purchase options on securities both for hedging purposes and in an effort to increase current income. Options on securities that are written or purchased by a Fund will be traded on U.S. and foreign exchanges and over-the-counter.

         The  staff  of  the  SEC  has  taken  the   position   that   purchased
over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed applicable limitations on the amount of a Fund's assets that may be invested in illiquid securities. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the applicable SEC test regarding illiquid securities.

         As stated in the related Prospectuses, each Fund may purchase put and call options listed on a national securities exchange. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

         A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price, and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

         When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund involved for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

         FUTURES CONTRACTS. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or, in the case of futures contracts on indices of securities, for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying a contract are delivered by the seller and paid for by the purchaser, or on which, in the case of a stock index futures contract, an amount equal to a dollar amount multiplied by the difference between the value of a stock index at the close of the last trading day of the contract and the value of such index at the time the futures contract was originally entered into is settled between the purchaser and seller in cash. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received at the time the contract is entered into. Instead, an amount of cash or cash equivalents, the value of which may vary but is generally equal to 2% or less of the value of the contract, must be deposited with the broker as initial deposit or "margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         At any time prior to the expiration of a futures contract, a trader may elect to close out a Fund's position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by a party is required to be paid to the exchange clearing corporation, while any profit due to a party must be delivered to it.

         Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to enter into a "long" position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         An option, whether based on a futures contract, a stock index or an equity security, becomes worthless to the holder when it expires. A position in an option may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction subject to the availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the party's profit or loss on the transaction.

         The use of futures contracts and options does involve certain transaction costs and risks. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's holdings. The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. While a Fund will establish a future or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require such Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. Income earned from transactions in futures contracts and options thereon would be treated in part as a short-term, and in part as a long-term, capital gain and, if not offset by net realized capital losses, generally would be subject to Federal income taxes.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

         A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will set aside cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

MUNICIPAL SECURITIES

         GENERALLY. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

         Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

         Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

         In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be cancelled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

         Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

         In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified
Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

         Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Although the Municipal Income Fund and the State Municipal Bond Funds invest primarily in Municipal Securities with long-term maturities, the Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds invest primarily in Municipal Securities with intermediate-term maturities, they may also purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes, and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. The State Intermediate Municipal Bond Funds may also invest in long-term tax-exempt instruments.

         Certain types of Municipal Securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Moreover, with respect to Municipal Securities issued by Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, the Trust cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities generally, or Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia Municipal Securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         The following information relating to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds supplements information relevant to each of those Funds in the related Prospectuses.


         FLORIDA. Florida is now the fourth most populous state with an estimated 1995 population of 14,141,047. By the year 2000 population will likely exceed 15 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over
the  past  twenty  years,   retirement,   agriculture   and  tourism  have been
complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on a global character. Trade and tourism have become international and this has fueled foreign retirement migration. The character and dynamism of Florida has changed considerably in recent decades and the state is considered a bellwether indicator for the health of national economic trends.

         The health of the national economy plays an important role in Florida's fiscal soundness and economic development. During the period of strong national expansion in the mid to late 1980's, Florida's population growth reached a peak of 400,000 per year. Today, as this country enters its fifth year of economic expansion, population growth in Florida exceeds 250,000 per year.

         The emergence of Florida as one of the most populous states in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's growth was so rapid that a significant backlog of need emerged which, today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. During the ten year period ending in 1994, Florida real property values increased 70 percent from $376 billion to $641 billion. Residential property values account for nearly two thirds of all value accounting for over $400 billion in value. Despite the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. Today these values still account for 17 percent of Florida property values as they did a decade ago. There is now over $100 billion in real property value in commercial and industrial properties in Florida.

         One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the state. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 20 percent from 1985-1994, Florida's value of defense contracts has increased 12 percent to nearly $6 billion over the same period.

         With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. Because of rapid population growth however, per capita State debt remains well below the national average. In 1992, the outstanding state debt, among all states, was $1,461 per capita compared with $912 in Florida.

         Part of the focus on needs and services at the state level comes from the philosophy behind Florida's growth management legislation, passed in 1985. This legislation recognized the need to preserve Florida's unique quality of life in the face of rapid growth and development and expanding demands for physical infrastructure and social services. One of the key components of this legislation is a rule requiring infrastructure be in place concurrent with new development. In addition, the growth management legislation gave rise to the designation of developable urban areas through an update of all locally land use plans, a policy to discourage urban sprawl and a program to purchase environmentally sensitive lands.

         The Growth Management Act of 1985 and the concurrency rule has affected Florida's economic growth and development in some regions of the state and could continue to impact the economy in the future. In addition, the location of new development will be more carefully scrutinized with respect to environmental sensitivity and natural resource limitations. Growth management legislation will affect all areas of the state with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced ten years subject to growth management rules, it appears that The Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other state funded environmental land preservation programs.

         At the regional level, local economies within Florida perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of local economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.


         Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this regional economy. The area accounts for just under one-third of the state's population. Hurricane Andrew struck south Dade County in fall, 1992. Some 80,000 homes were destroyed along with local businesses. During the four years since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. Other factors helping to diminish agriculture locally include environmental preservation efforts in sugarcane lands, and the effect of foreign competition due to NAFTA on local winter fruit and vegetable growers.

         In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the state because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. These efforts are a recognition of the pause in growth that has occurred and over time will help the area accommodate new development. More recently improved infrastructure and access in Southwest Broward has fueled development there.

         Southwest Florida has emerged as a strong growth market. Traditionally very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity, notably the completion of Interstate 75 in Collier County and the Southwest Regional Airport located in Fort Myers. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has committed to building its tenth public university in Lee County, near the Fort Myers airport. The university will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education. Finally, recent updates to the Lee County comprehensive plan have been beneficial with respect to growth management and policy revisions that are more accommodating of future growth and development.

         Central Florida is a premier world-class resort/vacation destination. The presence of Disney World, studio theme parks and other tourist oriented recreational parks drives the Central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Locally, the tourism industry has been more stable and seen better growth over the past three decades than either the manufacturing or services section. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has announced an expansion of its motion picture and theme park facilities. Expansion began in 1995 and will employ an additional 14,000 workers when completed. Disney World has also financed and begun construction of its fourth theme park covering 500 acres and adjacent residential and commercial developments. Strong growth in tourism and large land areas available for expansion suggest this region will lead the state in population growth through the mid to late 1990s. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign retirees or vacation home owners. Places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in Southwest and Southeast Florida.

         North Florida is rural in many areas. Jacksonville is the major city in North Florida. The local economy is dominated by the logging and paper industries, defense and retirement. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid-1980s, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the state, population growth from national retirement migration sources are increasing.

         The Florida Panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This areas of the state has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the state is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico.


         In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

         General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public buildings, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. General obligation bonds payable from ad valorem taxes and maturing more than twelve months (other than certain refunding bonds) after issuance may be issued to finance capital projects authorized by law and only if the issuance of such bonds is approved by the qualified electors.

         Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-ad valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

         A test was developed by the Florida Supreme Court for analyzing the constitutional ability of an issuer to issue revenue bonds where a significant portion of the proceeds would be used for private or non-governmental benefit. Generally, these types of securities are referred to as industrial revenue bonds or private activity bonds. Unless a particular use for the proceeds of a private activity bond has been constitutionally or legislatively sanctioned (such as multifamily and single family housing revenue bonds) or tested in the courts, a determination must be made that the project to be financed with the proceeds of the private activity bond will serve a paramount public purpose. The paramount public purpose doctrine is designed to protect public funds from being exploited in assisting or promoting private ventures when the public would be, at the most, only incidentally benefited.

         Generally, an issuer may pledge something less than all of its available non-ad valorem revenues without voter approval, subject to the parameters established by the Florida Supreme Court. The Florida Supreme Court, in Volusia v. State, 417 So.2d 968 (Fla. 1982), refused to validate capital improvement bonds which were to be used for the construction of a new jail and which were secured by a pledge of all legally available, unencumbered revenues of the county other than its ad valorem taxes, and by a further pledge to maintain the programs and projects from which the unencumbered revenues were derived. The Court held that the practical effect of such a pledge was to require increased ad valorem taxes. The Court reasoned that a general pledge of all available non-ad valorem revenues and the covenant by the issuer to maintain the source of such non-ad valorem revenues was thought to have more than a mere incidental affect on the ad valorem taxing power of an issuer, and therefore a bond referendum would be required. The Florida Supreme Court, in State v. Brevard County, 539 So.2d 461 (Fla. 1989), however, confirmed a lower court bond validation where a county's obligations to make payments under a lease-purchase arrangement were to be secured solely by non-ad valorem revenues budgeted for such purpose during any fiscal year. The arrangement did not violate the State Constitutional provision requiring voter approval in issuing the certificates of indebtedness since the County did not also covenant to maintain the programs and projects from which the non-ad valorem revenues were to be derived.

         The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS." In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. The lease payments made by the issuer may be derived from both ad valorem and non-ad valorem revenues of the issuer. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a governmental unit to not exercise the annual renewal option of its lease.


         When a mortgage, with a right of foreclosure, on real or personal property (owned by a unit of government) is given to secure a bond, the Florida courts have held that a pledge of such mortgage requires voter approval. In effect, ad valorem taxes are indirectly pledged because, as the Florida Supreme Court reasoned, the legislative body affected by such foreclosure might feel "morally compelled" to levy taxes to prevent the loss of assets through foreclosure. As a result, the majority of revenue bonds issued in the State of Florida are not additionally secured by a mortgage on the governmental property being financed. This prohibition is applicable even if the issuer has no taxing power.


         In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

         Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

         At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature. The limit is effective starting with fiscal year 1995-1996. Any excess revenues generated will be deposited in the budget stabilization fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the proposed revenue limitation, however, are revenues pledged to state bonds and charges for services imposed by local, regional or school district governing bodies.

         The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

         State bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors. However, State bonds pledging the full faith and credit of the State may be issued without a referendum to finance the construction of air and water pollution control and abatement and solid waste disposal facilities to be operated by a political subdivision of the State or by an agency of the State.

         All forms of taxation other than ad valorem taxes are preempted to the State, except as provided by general law. The State is prohibited from collecting ad valorem taxes, which are taxes that are levied on real estate or tangible personal property.

         Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

         Bonds issued pursuant to the State Bond Act must be validated in accordance with Florida Statutes. Once an issuer decides to finance a project with bonds issued pursuant to the State Bond Act, a bond validation proceeding is held in circuit court to determine whether the proposed bond issuance complies with Florida law. The court makes findings on the questions of whether the issuing body had the power to incur bonded debt and whether it exercised that power in accordance with the law. The court may not weigh the fiscal feasibility of the proposed bonds in the validation determination. The circuit court judgment is final on all matters, other than constitutional issues, raised at the validation hearing after time for appeal to the Supreme Court of Florida has elapsed. Refunding bonds and bonds issued to finance or refinance capital outlay projects for the system of public education are not required to be validated.

         The legislature has the power to confer on political subdivisions the power to issue bonds, notes and other forms of indebtedness, except as otherwise restricted by State and federal constitutional provisions, and such power is conferred on municipal corporations, cities, counties and a variety of other specially created districts and authorities. The bond validation process described above is also available to such units of local government. In most cases, bond validations are not statutorily mandated and many general obligation and revenue bond issues have not been validated.

         Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

         Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

         The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.


         GEORGIA. The state government of Georgia has one of the lowest debt levels, per capita, of all states in the United States, which is reflective of the very conservative fiscal approach taken by elected state officials, even through the state has enjoyed a strong economy over the past few years.
Typically, general obligation bonds of the state are issued pursuant to the powers granted under Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that the bonds are the direct and general obligations of the state. The key language is provided under
Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides as follows:


        "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). Such debt may be validated by judicial proceedings in the manner provided by law. Such validation shall be incontestable and conclusive."

The Georgia Constitution further mandates that the General Assembly "shall raise by taxation and appropriate each fiscal year . . . such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution further provides for the establishment of a special trust fund which is designated the "State of Georgia General Obligation Debt Sinking Fund" which is used for the payment of annual debt service requirements on all general obligation debt.

         There are debt limitations provided under Article VII, Section IV, Paragraph II(b)-(e) of the Georgia Constitution which essentially provide that the cumulative annual debt service for both general obligation debt and guaranteed revenue debt shall not exceed 10% of the total revenue receipts, less refunds paid to the state treasury in the fiscal year immediately preceding the proposed issuance of any new debt. The Georgia Constitution prohibits state departments and agencies from circumventing the debt limitation provisions by not allowing such agencies to execute contracts which may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

         The State of Georgia may incur: "Public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) Since this provision of the Constitution was enacted, there has been no temporary debt incurred by the state.

         Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution.


         The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended and approved by the Georgia General Assembly. On June 30, 1994 the state had a revenue shortfall reserve fund of $267,195,474. Total net revenue collections for the fiscal year ending on June 30, 1995 were $9,115,243,249, which represented a 7.9% increase over fiscal year 1994 collections of $8,444,864,060. Additionally, Georgia received in fiscal year 1995, $502,286,000 in revenue from the Georgia Lottery Corporation; all lottery revenues being earmarked for educational expenditures.

         Georgia has a very bright economic future highlighted by a $2 billion stimulus to the economy which is expected from Atlanta's hosting of the 1996 Summer Olympic Games. Manufacturing activity, particularly in the textile, apparel and carpet sectors, has increased dramatically as a result of increased home building. The real estate/construction industry appears to be emerging from a recession that had been caused by over-building of commercial office space and industrial parks in the late 1980s. In recent years, Georgia has enjoyed the economic stimulus caused by a number of major corporate relocations led by United Parcel Service of America, Inc., which moved its World Headquarters from Greenwich, Connecticut, to Atlanta. This move was followed shortly by Holiday Inn Worldwide, which moved its headquarters to Atlanta from Memphis.

         On December 6, 1994, the United States Supreme Court reversed the Georgia Supreme Court's decision in Reich v. Collins, 263 Ga. 602 (1993) and held that Georgia resident federal retirees were entitled to refunds of pre-1989 taxes on federal retirement pension benefits. In response, the Governor signed H.B. 90 on February 1, 1995, permitting federal retirees who file timely claims to receive refunds for such taxes for tax years 1985-1988. Total potential liability is approximately $110,000,000 which is now being paid in four equal annual installments, the first of which occurred on October 15, 1995. The Reich case has now been dismissed.

         The United States Supreme Court in the decision of Bacchus Imports, Ltd. v. Dias, 468 U.S. 263 (1994), held that a Georgia statute assessing lower alcoholic beverage taxes against domestic producers than out-of-state producers was unconstitutional. In the wake of Bacchus, James B. Beam Distilling Company
v. State, 501 U.S. 529 (decided June 20, 1991) held that out-of-state producers had a right to assert claims for refunds for the unlawful alcohol beverage taxes levied against them, but that the enforceability of such claims would be subject to state statutes of limitations and other procedural bars. On remand, the Fulton County Superior Court held that statutes of limitations and other procedural bars would preclude Beam's recovery for refunds, where applicable. After having its writ of certiorari denied by the United States Supreme Court, Beam has filed a petition for rehearing, which has been denied. Currently, Georgia's statute of limitations (O.C.G.A. ss. 48-2-85) has run on all applicable pre-Bacchus claims for refund except for five claims currently pending, which seek tax refunds in the amount of $31,700,000, plus interest.

         Age International, Inc. v. State, Fulton County Superior Court, Civil Case Number E-3793, and Age International, Inc. v. Miller, Fulton County Superior Court, Civil Case Number E-25073 were filed by out-of-state producers of alcoholic beverages seeking (i) refunds totaling $119,000,000.00 for alcohol import taxes imposed under Georgia's post-Bacchus statute (O.C.G.A. ss. 3-4-60) and (ii) declaratory and injunctive relief. These claims account for an estimated 99% of all such taxes paid pursuant to the statute and which would not be barred by the statute of limitations. The refund cases are still pending in the trial court. The declaratory/injunctive relief case was dismissed by the District Court, such dismissal being affirmed by the Eleventh Circuit Court of Appeals; a petition for rehearing was denied therefore giving the state a favorable verdict on this issue.

         Local school boards have filed suit against Georgia in Board of Public Education for Savannah/Chatham County v. State of Georgia, United States District Court, Civil Case Number CV-490-101 and DeKalb County v. State of Georgia, State of Georgia Court of Appeals, Civil Case Number 95-9149. The local school boards have contested the manner in which desegregation policies were implemented. In Savannah/Chatham County, the Savannah

Board originally sued for $30,000,000, challenging the application of state desegregation funding formulae, but the District Court approved a formula requiring a State payment of approximately $8,900,000 through and including June 30, 1994. The local school boards appealed the decision to the Eleventh Circuit Court of Appeals. A preliminary settlement has been reached, in which the state has paid $8,925,000 and discussions continue on a proposed formula for allocating student transportation costs and additional payments may have to be made depending on the final agreement on costs accruing during the settlement negotiations. In DeKalb County, the plaintiffs filed suit for $67,500,000 on a related issue; the District Court held the funding formula was contrary to state law. The Court reduced a potential state funding obligation of $34,000,000 to approximately $28,000,000. Notices of appeal, however, have been filed with the Eleventh Circuit Court of Appeals. Approximately five school districts may file similar claims.

         Leslie K. Johnsen v. Collins, filed in Chatham County, involved constitutional challenges to Georgia's transfer ("impact") fee (O.C.G.A. ss.
40-3-31.1) was challenged under the commerce clause. This case has been voluntarily dismissed and the plaintiff has joined in a similar lawsuit which was filed in the Superior Court of Fulton County (Mueller v. Collins). The aggregate potential liability of the state is estimated to be $20,600,835 for the period from May, 1992 to February 15, 1995. Since June 7, 1995, all amounts have been paid into an escrow account and collections continue at the rate of $500,000 to $600,000 per month.

         On February 9, 1996 the Georgia General Assembly repealed the import fee statute and this has effectively eliminated the legal obligation to collect the fees. The escrow account as of February 12, 1996 contained a total of $3,813,574 which could be used to partially fund refund claims depending on the ultimate outcome of the Mueller case.

         In Daniel W. Tedder v. Marcus E. Collins, Sr., a class action was filed in the Cobb County Superior Court challenging a revenue regulation authorizing the collections on sales tax on sales of used transportation equipment where neither the buyer nor the seller was engaged in the "regular business" of buying or selling such tangible property. The trial court declared the regulation invalid. Accordingly, $21,900,000 in refunds have been paid, with a possible aggregate exposure of $30,000,000, plus interest. The revenue regulation has been rescinded.

         On September 1, 1994, the case of Buskirk and Estill v. State of Georgia, et al., was filed in the Superior Court of Fulton County Georgia, Case No. E-31547, purportedly to be filed on behalf of all "Classified employees of the State of Georgia or its agencies and departments during all or part of fiscal years 1992 through 1995, who are eligible to receive within grade pay increases and who would have received same were it not for a freeze of within grade pay increases." The case is pending and discovery completed. The Attorney General's Office believes that the State has an adequate defense to all claims, but in the event the plaintiffs are successful, the potential liability to the State for these retroactive pay raises could be as much as $295 million.

         On August 2, 1995, a petition was filed in Dekalb County Superior court (Civil Action File No. 95-10114-4) by the Lombard Corporation against Marcus Collins,

Commissioner of the Georgia Department of Revenue, and Tom Scott, Tax Commissioner for Dekalb County. This petition attacks the constitutionality of the Georgia intangibles tax. In the event the intangibles tax is found to be unconstitutional, the financial impact on the State will be marginal, but city and county governments, as well as local Boards of Education, will collectively lose approximately $40 million per year in intangibles tax revenues.

         On February 21, 1996, the United States Supreme Court ruled a similar North Carolina intangibles tax facially discriminatory and unconstitutional in the case of Fulton Corporation v. Janice H. Faulkner, Secretary of Revenue of North Carolina, Case No. 94-1239. It is expected that the judicial ruling in the Lombard case will follow this United States Supreme Court decision, and the Georgia intangibles tax will be found to be unconstitutional. There is a chance that the Court in the Lombard case will sever the intrastate exemption for stock owned in Georgia corporations, and uphold the balance of the intangibles tax stature.

         The above-referenced information is based on available public documents and oral representations made by officials at the State Attorney General's Office, the Georgia Department of Revenue and contained in the Significant Contingent Liability representation made in a recent Preliminary Official Statement accompanying a September 1995 State of Georgia General Obligation Bond issue.


         MARYLAND. The public indebtedness of the State of Maryland and its instrumentalities is divided into three basic categories. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. The Maryland Department of Transportation issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues, and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

         At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. Neither the Maryland Constitution nor the public general laws of Maryland impose any general debt limit. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

         The State Constitution prohibits the contracting of State debt unless authorized by a law providing for the collection of an annual tax or taxes sufficient to pay the interest when due and to


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discharge  the  principal  within  15 years of the  date of debt  issuance.  The
Constitution also provides that the taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. As a matter of practice, general obligation bonds, other than small denomination bonds and refunding bonds, are issued to mature in serial installments designed to provide payment of interest only during the first two years and an approximately level annual amortization of principal and interest over the remaining years.

         The State has financed and expects to continue to finance the construction and acquisition of various facilities and equipment through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments. These transactions are subject to approval by the Board of Public Works.



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


         1994 Budget -- On April 5, 1993 the General Assembly approved the Budget for fiscal year 1994. The 1994 Budget Program of $12.5 billion is 3.4% above the spending level for 1993. The 1994 Budget does not include any funds for employee cost-of-living increases or selective salary adjustments, but does include funds for employee in-grade salary increments. The Budget does not include any proposed expenditures dependent upon additional revenue from new or broad-based taxes; the only additional revenues are to be derived from fees in the health care and insurance regulation areas.

         The operating budget for fiscal year 1994 is to be funded with $6,499 million in general funds, $3,221 million in special and higher education funds, and $2,752 million in federal funds. The 1994 Budget, according to the Department of Fiscal Services, is within the spending level recommended by the Spending Affordability Committee.

         1995 Budget -- On April 5, 1994,  the  General  Assembly  approved  the budget for fiscal  year 1995.  The Budget  includes,  among  other  things:  (i)
sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarily recommended contributions for the seven retirement systems, determined on a basis consistent with prior years' practice;
(iii) sufficient general funds for the Annuity Bond Fund to maintain the State property tax rate at 21(cent) per $100 of assessed valuation; (iv) $2.6 billion in aid to local governments (reflecting a $102.4 million increase over 1994 that provides for substantial increases in education, health, and police aid); (v) a $20 million general fund appropriation to the Dedicated Purpose Account of the State Reserve Fund to reduce the liabilities for the State Employee Health Insurance program; and (vi) $104.8 million in general fund deficiency appropriations for fiscal year 1994, of which $60.5 million is an appropriation to the Revenue Stabilization Account of the State Reserve Fund as previously mandated by the General Assembly. The Budget includes $59.6 million in general funds for a 3% employee cost-of-living adjustment with a minimum increase of $800 per employee.

         The operating budget is to be funded with $6,886 million in general funds, $2,396 million in special funds, $1,154 in higher education funds, and $2,935 million in federal funds.

         The State's fiscal year 1995 capital program is to be funded with $380 million in general obligation bonds, $54.6 million in general funds appropriated in the operating budget, $943.9 million in special and federal funds (of which $774.6 million is appropriated to the Department of Transportation), $201.7 million in revenue bonds, and $23.5 million in reappropriated prior years' capital appropriations. The general obligation bond financed program includes $170 million for State facilities, $82 million for the construction and renovation of local elementary and secondary schools, and $128 million for various other grants and loan projects.

         When the 1995 budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1995, would be approximately $9.7 million; the current estimate is $49.5 million, which reflects the actual general fund surplus on a budgetary basis at June 30, 1994, of $60.0 million. In addition, it is currently estimated that the balance in the Revenue Stabilization Account of the State Reserve fund at June 30, 1995, will be $223.6 million. Current statute requires the Governor to include as part of the budget submitted at the 1995 Session of the General Assembly an appropriation in an amount equivalent to the general fund surplus at June 30, 1994. The estimates of the general fund surplus and balance in the Revenue Stabilization Account at June 30, 1995, assume that the required appropriation will be effective July 1, 1995.


         1996 Budget--On April 1, 1995, the General Assembly approved the Budget for fiscal year 1996. The Budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarily recommended contributions for the seven retirement systems, determined on a basis consistent with prior years' practice; (iii) sufficient general funds for the Annuity Bond Fund to maintain the State property tax rate at $0.21 per $100 of assessed valuation; (iv) $2.8 billion in aid to local governments (reflecting a $161 million increase over fiscal year 1995 that provides for substantial increases in education, health, and police aid); (v) a $270 million general fund appropriation to the State Reserve Fund, $200 million of which is appropriated to the Revenue Stabilization Account; and
(vi) $134.1 million in general fund deficiency appropriations for fiscal year 1995, of which $60 million is an appropriation to the Revenue Stabilization Account of the State Reserve Fund as previously mandated by the General Assembly. The Budget also includes $39 million in general funds for a 2% employee cost-of-living adjustment.

         The operating budget for fiscal year 1996 is to be funded with $7,394 million in general funds, $3,918 million in special and higher education funds, and $3,299 million in federal funds.

         The State's fiscal year 1996 capital program is proposed to be funded with $390 million in general obligation bonds, $93.5 million in general funds appropriated in the operating budget, $1,244.6 in special and federal funds (of which $1,055.2 is appropriated to the Department of Transportation), $131.9 million in revenue bonds, and $21.0 million in reappropriated prior years' capital appropriations. The proposed general obligation bond financed program includes $152 million for State facilities, $83 million for the construction and renovation of local elementary and secondary schools, and $155 million for various other grants and loan projects.

         When the 1996 Budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1996, would be approximately $7.8 million; it is currently estimated to be $1.0 million. At its December 12, 1995, meeting, the Board of Revenue Estimates lowered the estimate of fiscal year 1996 general fund revenues by $92 million. The Governor has proposed a plan to address this change that principally includes: (1) additional reversions for Medicaid and Nonpublic Special Education Placements of $22 million; (2) reduction of current general fund appropriations of $26 million; (3) transfer from the Revenue Stabilization Account of $18 million; and (4) use of unanticipated fiscal year 1995 surplus of $26 million. It is anticipated that the balance of the Revenue Stabilization Account after the transfer at June 30, 1996, will be $500 million.


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


         The Adviser believes that the information summarized above describes some of the more significant matters relating to the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund. The sources of the information are the official statements of issuers located in Maryland, other publicly available documents, and oral statements from various state agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

         NORTH CAROLINA. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the fiscal period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th.


         Economic growth in North Carolina continued in 1995, although at a somewhat slower pace than in recent years. The total real (inflation-adjusted) output of goods and services in North Carolina is estimated to have increased 3.6% in 1995, which is lower than in 1994 and 1993. Despite the slower growth rate, however, the State's overall economic performance in 1995 exceeded that of the nation. In addition, it is forecasted that North Carolina will have added approximately 70,000 jobs during 1995. This number is smaller than in recent years and again reflects a slowing of the pace of economic growth. The State's inflation rate remained moderate in 1995. North Carolina is expected to continue the pattern of slower economic growth in 1996, with the real output of goods and services in North Carolina increasing between 2.5% and 3% in 1996.

         The fund balance of the State's General Fund grew by $124 million in 1995. The growth in tax and other revenues exceeded expectations in 1995, which directly contributed to the strong condition of the General Fund at fiscal year end. Nevertheless, upward actuarial revisions in net projected Medicaid liabilities of approximately $31 million, and cuts of approximately $73 million to individual income tax revenues, were reflected in the balance sheet of June 30, 1995. At that date, the fund balance of the General Fund was $1,024.6 million, as compared to a $900.6 million balance at June 30, 1994. The budgets for the 1995-96 and 1996-97 fiscal years project an ending balance for the General Fund of $630.3 million and $824.4 million, respectively.


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


         The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the Opinion of the Department of State Treasurer, however, any such loss of revenue or expenditure would not materially adversely affect the State's ability to meet its financial obligations.


         Leandro, et al. v. State of North Carolina and State Board of Education. On May 25, 1994, students and boards of education in five counties filed suit requesting a declaration that the public education system of North Carolina violates the State constitution by failing to provide adequate or substantially equal education opportunities, and by denying due process of law. The defendants' motion to dismiss was denied and the ruling was appealed. The North Carolina Court of Appeals heard oral argument in late January 1996, and a ruling is expected later this year.

         Francisco case. On August 10, 1994, a class action lawsuit was filed against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for limited English proficient children. Discovery is underway but no trial date has been set.


         Swanson case. In Davis v. Michigan (1989), the U.S. Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively beginning with the 1989 tax year. Following Davis, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in state court in 1990. The North Carolina Department of Revenue's estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991 the North Carolina Supreme Court ruled in favor of the State in the state court action. In 1993 the U.S. Supreme Court vacated that decision and remanded the case to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. Plaintiffs petitioned the U.S. Supreme Court for review of that decision, but the U.S. Supreme Court denied their petition. The U.S. District Court has ruled in favor of the defendants in the federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the U.S. Court of Appeals, which upheld the lower federal court's ruling.


         An additional lawsuit was filed in mid-1995 in state court by federal pensioners seeking to recover state income taxes paid on federal retirement benefits. This case grew out of the claims made by the federal pensioners in the original Swanson federal case. In the new lawsuit, the plaintiffs allege that, when the state granted an increase in retirement benefits to state retirees in the same legislation that equalized tax treatment between state and federal retirees, the increased benefits to state retirees constituted an indirect violation of Davis. The suit seeks a refund of taxes paid by federal retirees on federal retirement benefits received in the years 1989-93 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. This case has been stayed pending the outcome in Bailey (see below).


         Bailey case. State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the U.S. Supreme Court denied review. In the 1992 many of the same plaintiffs filed a new lawsuit alleging essentially the same claims. The case went to trial in March of 1995.


         On May 31, 1995, the court issued an order ruling in favor of the plaintiffs. The court found that the repeal of the tax exemption on state and local government retirement benefits was null, void and unenforceable and that retirement benefits vested before 1989 are exempt from taxation. The North Carolina Attorney General has appealed the order, and it estimates that the amount in controversy is approximately $40-45 million annually for the tax years 1989-91. In addition, it is anticipated that the decision reached in this case will govern the resolution of tax refund for claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the trial court is upheld, its provisions would apply prospectively to prevent future taxation of state and local government retirement funds that were vested before August 1989.

         Faulkenbury v. Teachers' and State Employees'  Retirement System, Peele
v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights and violation of state constitutional and statutory rights. The State estimates that the cost in damages and higher prospective benefit payments to plaintiffs and class members may amount to $50 million or more in Faulkenbury, $50 million in Peele and $15 million or more in Woodard. Upon review in Faulkenbury, the North Carolina Court of Appeals and the North Carolina Supreme Court have held that the claims made in Faulkenbury, which are substantially similar to those in Peele and Woodard, for breach of fiduciary duty and violation of federal constitutional rights brought under the Federal Civil Rights Act, either do not state a cause of action or are otherwise barred by the statute of limitations. In 1994 plaintiffs took voluntary dismissals of their claims for impairment of contract rights in violation of the U.S. Constitution and filed new actions in federal court asserting the same claims along with claims for violation of constitutional rights in the taxation of retirement benefits. The remaining State court claims in all of the cases were scheduled to be heard in May, 1995, and the trial court ruled against the defendants. The defendants have given notice of appeal. The federal actions have been stayed pending resolution of the State claims.

         Fulton Case. The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on the grounds that it violates the U.S. Constitution's commerce clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that paid the tax on stock it owned in companies that did all or part of their business outside the State. Plaintiff seeks to invalidate the tax in its entirety and to recover tax paid on the value of its shares in such corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year; however, the North Carolina Supreme Court reversed the Court of Appeals and reinstated the trial court's ruling, which had upheld the tax as constitutional, including the taxable percentage deduction. The plaintiffs' petition for certiorari to the U.S. Supreme Court was granted, and on February 21, 1996, the U.S. Supreme Court declared the State's intangibles tax to be unconstitutional under the commerce clause and remanded the case to the North Carolina Supreme Court for its determination of the appropriate remedy for taxes improperly collected in years prior to the repeal of the tax.


         The Adviser believes that the information summarized above describes some of the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.


         SOUTH CAROLINA. The South Carolina Constitution mandates a balanced budget. If a deficit occurs, the General Assembly must account for it in the succeeding fiscal year. In addition, if a deficit appears likely, the State Budget and Control Board may reduce appropriations during the current fiscal year as necessary to prevent the deficit. The State Constitution limits annual increases in State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

         The State Constitution requires a General Reserve fund that equals three percent of General Fund Revenue for the latest completed fiscal year. When deficits have occurred, the State has funded them out of the General Reserve Fund. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund Reserve for the latest completed fiscal year. The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before

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


any reduction is made in operating appropriations. If it is determined that a fiscal year had ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

         After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.

         The State  operates on a fiscal year  beginning  July 1 and ending June
30. For the fiscal year ended June 30, 1995, the State had a budgetary surplus of $393,000,000, and the Capital Reserve Fund and General Reserve Fund were fully funded at the combined 5% level. The South Carolina General Assembly recently passed the Fiscal Year 1995-96 Appropriations Act that enacted a balanced budget where most of the new revenue was allocated to property tax relief and education.

         A class action lawsuit, Bass v. State of South Carolina, questioning the State's tax treatment of federal retirement benefits for the tax years 1985, 1986, 1987 and 1988, has been settled by agreement of the parties and approved by the Circuit Court of the State. The time for appeal has expired. In addition, the General Assembly authorized the payment of up to $85,000,000 to the members of the class and approximately $77,000,000 has been paid.

        The General Assembly, during the 1994 Session, enacted legislation which extended the time for filing claims until August 8, 1994. The State, in October 1995, paid approximately $11,700,000, and in October 1996, will pay approximately $11,500,000, for claims filed during the extended period, which will conclude the State's obligation.

         The Adviser believes that the information summarized above described some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.


         TENNESSEE. The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program.


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


Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.


         Under current state statutes, the State of Tennessee's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 1995, the State of Tennessee's annual legal debt service limit of $374 million was well above the debt service required of $112 million, with a legal debt service margin of $262 million. Debt per capita equaled $128, and the ratio of net general long-term bonded debt to assessed property valuation was 1.25 percent.

         The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1994-95. Beginning January 1, 1994 the State of Tennessee received a waiver from the federal government to replace Medicaid with the new program, TennCare. TennCare was implemented to help control the sky-rocketing cost of health care and to provide insurance coverage not only to previous Medicaid eligible individuals but also to uninsured Tennesseans.

         Despite the budgetary concerns caused by the costs associated with implementing TennCare, the economic outlook for Tennessee remains favorable. The State's economic diversity has improved substantially over the last twelve years. Investments announced in new and expanding business exceeded one billion dollars in each of those years and exceeded two billion in the last two years. The $2.5 billion in announced capital investments in 1994 was the third largest year and exceeded only by the $2.78 billion in 1985 when Saturn Corporation chose Tennessee for its plant site and 1989 when $3.2 billion in capital investments were announced. This growth created 26,317 new jobs in Tennessee for the year ended June 1995. As of June 1995, the State's unemployment rate was 4.8%, well below the national average of 6.1%. The decision by Columbia/HCA Corporation to relocate its headquarters in Tennessee is also expected to have a significant positive impact on future growth in Tennessee. Based on current projections, the State's overall growth is expected to exceed the national average into the next century according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 1995.


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


         TEXAS. The State has long been identified with the oil and gas industry, but the Texas economy has diversified. Oil and gas related industries accounted for 27% of the State's total output of goods and services in 1981, but currently account for only 12% of the State's economy. Service-producing sectors (which include transportation and public utilities; finance and insurance and real estate; trade; services; and government) are the major sources of job growth in Texas. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to be significant to Texas' future growth. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly out pace national economic growth in the long term.

         The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is almost totally metropolitan, with diversified manufacturing, defense, financial and commercial sectors. The panhandle, Permian basin and Concho Valley regions are the largest and most sparsely populated areas of the State, with an economy based on petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its dependence on trade with Mexico, tourism and agriculture. The gulf coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from agriculture and seaport trade. The economy of the central corridor is based upon the public and private service sector, recreation/tourism and manufacturing. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, shifting export markets or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

         Employment in the State increased steadily through the 70's and early 80's. However, in 1986, the Texas economy was battered by a recession induced by declining oil prices and a collapse in its real estate industry. The unemployment rate in Texas peaked at 8.9% in 1986. By the summer of 1988, the State had replaced jobs lost during this recession, although many were in lower-paying occupations. Although the Texas economy was slowed by the nation's 1990-91 recession, it did not fall into recession itself. The unemployment rate in Texas fell more than two percentage points from 1992 to 1995. Since reaching nearly 8 percent in 1992, the unemployment rate improved to a rate below 6 percent in 1995. During the twelve months ending in September, 1995, the Texas Employment Commission reported total nonfarm employment growth of 3%.

         Most new jobs created in the past year have been in the service sector with most of the growth in the health, business and miscellaneous services sectors. Employment during the past year also increased in the wholesale and retail trade, government, transportation, communications, public utilities,

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


manufacturing and construction industries. Oil and gas mining experienced a job decline during the past year. The State's per capita personal income compared to the national average peaked in 1981 at approximately 102% of the national average but steadily fell to a low of 88% of the national average in 1988-87 and has since increased to approximately 91% as of 1995.

         The State's general revenue fund provides an indication of the State's financial condition. Effective as of the beginning of fiscal 1994, numerous state funds were merged into the general revenue fund providing for a one-time gain of approximately $1.2 billion for the fund. In the fiscal year 1995, the general revenue fund accounted for most of the state's total revenue. Due to the state's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the state's number one source of income in fiscal 1995. Sales tax, which had been the main source of revenue for the previous 12 years prior to fiscal 1993, dropped to second. Licenses, fees, fines and penalties are now the third largest source of revenue to the state, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the state's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The state has no personal or corporate income tax, although the state does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended 1991, 1992, 1993, 1994 and 1995 the general revenue fund contained a cash surplus of approximately $1.005 billion, $609 million, $1.623 billion, $2.239 billion, and $2.110 billion, respectively.


         VIRGINIA. The Constitution of Virginia, in Section 9 of Article X provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and (c) provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged and Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness. Debt may also be issued by certain authorities and institutions of the Commonwealth.

         Section 9(a) of Article X authorizes general obligation debt to meet certain types of emergencies, to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth (subject to limits on the amount and duration of the debt), and to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued to meet casual deficits may not exceed thirty percent of an amount equal to 1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

         Section 9(b) of Article X authorizes general obligation debt for capital projects. The outstanding amount of Section 9(b) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years less the total amounts of bonds outstanding. The amount of Section 9(b) debt that the General Assembly may authorize for the current fiscal year is further limited to 25% of the aggregate Section 9(b) debt limit less Section 9(b) debt authorized in the current and prior three fiscal years. Also, the debt must be authorized by a vote of a majority of the members of each house of the General Assembly and approved in a state-wide election.

         Section 9(c) of Article X authorizes general obligation debt for revenue-producing capital projects. The outstanding amount of Section 9(c) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years. This debt must be approved by a vote of two-thirds of the members of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects.

         The phase "taxes on income and retail sales" is not defined in the Constitution or by statute. The record made in the process of adopting the Constitution, however, suggests an intention to include only income taxes payable by individuals, fiduciaries and corporations and the state sales and use tax.


         Section 9(d) of Article X provides that the restrictions of Section 9 are not applicable to any obligation increased by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation. Various types of Section 9(d) revenue bonds are issued for which the Commonwealth's full faith and credit is not pledged. Certain of these bonds, however, are paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from the revenues derived from enterprises related to the operation of financed capital projects.

         The Commonwealth is involved in numerous agreements to lease buildings and equipment. These lease agreements are for various terms, and each lease contains a nonappropriation clause indicting that continuation of the lease is subject to funding by the General Assembly. The principal balance of all capital leases outstanding was $25.8 million as of June 30, 1995.

         The Commonwealth also finances the acquisition of certain personal property and equipment through installment purchase agreements. The length of the agreements and the interest rates charged vary. In most cases, the agreements are collateralized by the personal property and equipment acquired. Installment purchase agreements contain nonappropriation clauses indicating that continuation of the installment purchase is subject to funding by the General Assembly. The principal balance of installment purchase obligations outstanding was $42.2 million as of June 30, 1995.

         Virginia operates on a two-year budget.

         On December 20, 1993, Governor Wilder presented the Budget Bill for the 1994-96 Biennium. A new governor, George Allen, was elected on November 7, 1993 and took office on January 15, 1994. On January 21, 1994, Governor Allen submitted amendments to the budget with a financial impact totaling $89 million. Major amendments proposed by Governor Allen included provisions for a $30 million reserve fund for the anticipated settlement of the Harper v. Virginia Department of Taxation court case involving a dispute over taxation of federal retirees.

         The General Assembly amended the proposed budget and passed the resulting Budget Bill on March 12, 1994. The adopted Budget Bill did not include the Governor's proposed reserve fund to settle the Harper case.

         On April 11, 1994, Governor Allen submitted 38 amendments to the adopted Budget Bill for consideration by the General Assembly. Among other things, the amendments proposed to set aside a $40 million reserve fund for the Harper case. At the Veto Session held on April 20, 1994, the General Assembly approved most of the amendments submitted by the Governor, but did not agree to the reserve fund for the Harper settlement. However, at a Special Session commended on July 6, 1994, the General Assembly took action to enact a settlement package and set aside a $60 million reserve fund to settle the Harper case.


         The Budget Bill became effective as Chapter 966 of the 1994 Acts of Assembly (the 1994-96 Appropriations Act) on July 1, 1994.

         At a Special Session concluded September 30, 1994, the General Assembly passed, and sent to the Governor, legislation that would in effect lengthen the period certain convicted felons would be incarcerated and would incidentally increase the capital and operating costs to the Commonwealth of its prison system. At its 1995 Regular Session, the General Assembly authorized $118.7 million in new prison-related capital projects to be funded with bonds issued by the Virginia Public Building Authority.

         On December 19, 1994, the Governor presented to the General Assembly the 1995 Budget Bill, a bill proposing amendments to the current Appropriation Act, which appropriated funds for the 1994-96 biennium. The 1995 General Assembly Session ended on February 25, 1995. The 1995 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor then returned the 1995 Budget Bill with his amendments to the General Assembly for consideration at its two-day reconvened session held on April 7-8, 1995. The General Assembly made final revisions to the Budget Bill and re-submitted it to the Governor for his final approval. The Governor signed the 1995 Budget Bill, as amended by the General Assembly, on May 5, 1995.

         The 1996-98 Budget Bill focuses on three key areas: education, public safety, and economic development. The Budget Bill provides about $1,411.9 million in spending increases above the level necessary to continue FY1996 workloads and costs. Of these increases, $108.9 million would result from the deposits to the Revenue Stabilization Fund. The remainder would provide the state share of Standards of Quality for public schools, proposed increases in higher education, increased spending for adult and juvenile corrections, proposed expansion of economic development activities in several areas, and mandated increases in several entitlement programs in health and human resources, primarily for Medicaid.

         The proposed budget includes more than $200 million to cover installment payments on the settlement and the recent ruling by the Virginia Supreme Court in favor of retirees who did not settle in the HARPER V. VIRGINIA DEPARTMENT OF TAXATION.

         The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. Local government in the Commonwealth is comprised of approximately 95 counties, 41 incorporated cities, and 190 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

         In DAVIS V. MICHIGAN (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following DAVIS, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by federal retirees. These suits were consolidated under the name of HARPER V. VIRGINIA DEPARTMENT OF TAXATION.

         In a Special Session, the Virginia General Assembly on July 9, 1994 passed emergency legislation to provide payments to federal retirees in settlement of the retirees' claims as a result of DAVIS. The settlement payments are to be made over a five-year period, commencing March 31, 1995. The total amount of authorized appropriations for the settlement is $340 million (payment to participating retirees in installments of $60 million on March 31, 1995, and $70 million on each succeeding March 31 through March 31, 1999, subject to appropriation by the General Assembly).

         On September 15, 1995 the Supreme Court of Virginia rendered its decision in HARPER. The Court reversed the judgment of the trial court and entered final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. The Commonwealth will not seek an appeal or rehearing of this decision. The Commonwealth issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal government pensioners who opted out of the settlement was approximately $78.4 million, including interest earnings. The total cost of refunding all Virginia income taxes paid on federal government pensions was $418.4 million, $340 million for the settlement and $78.4 million as a result of the judgment. Of

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


this total amount, $60 million was paid in March 1995 and $78.4 million was paid in November 1995 leaving a balance to be paid of $280 million.


         NationsBank believes that the information summarized above describes some of the more significant matters relating to the Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund. The sources of the information are the official statements of issuers located in the Commonwealth, other publicly available documents, and oral statements from various state agencies. NationsBank has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

INSURED MUNICIPAL SECURITIES

         Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

REAL ESTATE INVESTMENT TRUSTS

         A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

GUARANTEED INVESTMENT CONTRACTS

         Guaranteed Investment Contracts ("GICs") are issued by highly rated U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund on a monthly basis guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

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


         A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are considered to be illiquid investments.

         A Money Market Fund will acquire GICs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GICs to those having a term of 397 days or less. In determining average weighted portfolio maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

VARIABLE AND FLOATING RATE INSTRUMENTS

         The Funds may purchase variable rate and floating rate obligations as described in the Prospectuses. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

         Variable rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

         The variable and floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

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


STAND-BY COMMITMENTS

         The Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

         The amount payable to a Tax-Free Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Tax-Free Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Tax-Free Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Tax-Free Bond Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

         A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

         The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Tax-Free Bond Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

         Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

         The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

VARIABLE AND FLOATING RATE GOVERNMENT SECURITIES

         Government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining a Fund's average weighted maturity. The remaining maturities of such obligations will be determined as follows: (i) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (ii) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (iii) a government security with both a variable or floating rate of interest as described in clause (i) and a demand or put feature as described in clause (ii) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

LOWER RATED DEBT SECURITIES

         The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

         While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

         The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

DOLLAR ROLL TRANSACTIONS

         Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

         Dollar roll transactions consist of the sale by a fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

FOREIGN CURRENCY TRANSACTIONS

         Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

         A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Certain of the Funds also may purchase and write options on such futures contracts. These investments will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the portfolio securities of a Fund or adversely affect the prices of securities which a Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss.

         Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

INTEREST RATE TRANSACTIONS

         Among the strategic transactions into which the Non-Money Market Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, and floors are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, or floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to a Fund's net obligation, if any.

ILLIQUID SECURITIES

         Certain of the Non-Money Market Funds may invest up to 15% of their net assets, and certain of the Money Market Funds may invest up to 10% of their net assets, in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new, and liquidity of a Fund's investments could be impaired if trading does not develop or declines.

OTHER SECURITIES

         For additional information regarding options and futures, see "Schedule
B."  For  additional  information  regarding  mortgage-backed   securities,  see
"Schedule C."

ADDITIONAL INVESTMENT LIMITATIONS

         In addition to the investment limitations disclosed in the related Prospectuses, the Funds are subject to the investment limitations enumerated in this subsection which may be changed with respect to one of these Funds only by a vote of the holders of a majority of such Fund's outstanding shares (as defined in this SAI).

         None of these Funds may:

      1. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of portfolio securities by such Fund,
              (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

      2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). (For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.)

      3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

              4. Invest in real estate or real estate limited partnership interests (the Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein). This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g. the New York Stock Exchange).

              5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

         In  addition,   certain  non-fundamental  investment  restrictions  are
applicable to various investment portfolios, including the following:

      1. The Trust will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

      2. No Fund of the Trust will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets. For purposes of the above-described investment limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operations of relevant business experience.

      3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options, and (c) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

      4. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

      5. The Government Money Market Fund may not purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and repurchase agreements fully collateralized by such obligations) if, immediately after such purchase, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer. Notwithstanding the foregoing, up to 25% of the Fund's total assets may be invested for a period of three business days in the securities of a single issuer without regard to such 5% limitation.

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



      6. No Fund of the Trust will purchase securities of companies for the purpose of exercising control.

      7. No Money Market Fund of the Trust will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements, with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A under the Securities Act of 1933 that the Board of Trustees, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

      8. No Non-Money Market Fund of the Trust will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A under the Securities Act of 1933 that the Board of Trustees, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

      9. No Fund of the Trust will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Fund's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

      10. No Fund of the Trust will invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

      11. No Fund of the Trust will purchase oil, gas or mineral leases or other interests (a Fund may, however, purchase and sell the securities of companies engaged in exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

         In order to permit the sale of shares of the Trust in certain states, the Trust may make commitments more restrictive than the investment policies and limitations described above and in the Prospectuses. Should the Trust determine that any such commitment is no longer in its best interest, it will revoke the commitment by terminating sales of its shares to investors residing in the state involved.

                                 NET ASSET VALUE

MONEY MARKET FUNDS

         The Money Market Funds use the amortized cost method of valuation to value shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by the Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the security.

         Each of the Money Market Funds invest only in high quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

NON-MONEY MARKET FUNDS

         With respect to the Equity Funds and Balanced Fund, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to the Bond Funds, securities will be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate

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


factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

         With respect to each Non-Money Market Fund, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange (the "Exchange"). The values of such securities used in computing the net asset value of the shares of the Funds are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees.

                          -----------------------------

         The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related Prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of Nations Fund Trust's responsibilities under the 1940 Act.


         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Investor Shares or Primary Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)


EXCHANGE PRIVILEGE


         By use of the exchange privilege, the holder of Investor Shares and/or Primary B Shares authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for Federal income tax purposes; therefore, a shareholder will

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


realize a capital gain or loss depending on whether the Investor Shares and/or Primary B Shares being exchanged have a value which is more or less than their adjusted cost basis.


         The Funds and each of the other funds of Nations Fund may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Trust upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.


         The current prospectuses for the Investor Shares and Primary B Shares of each Fund describes the exchange privileges available to investors in such Investor Shares and Primary B Shares, respectively.

         Primary Shares of the Funds are offered and sold on a continuous basis by the Distributor acting as agent. As stated in the Prospectuses for the Primary Shares, Primary Shares are sold to bank trust departments and other financial institutions (primarily to NationsBank and its affiliated and correspondent banks) (collectively, "Institutions") acting on behalf of customers maintaining a qualified trust account or relationship at the Institution.


                              DESCRIPTION OF SHARES


         Nations Fund Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of units of beneficial interest ("shares") and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty-two series of shares, of which thirty-one series are described in this Statement of Additional Information (each a "Fund"). Each Money Market Fund is divided into six classes of shares: Investor A Shares, Investor B Shares, Investor C Shares, Investor D Shares, Primary A Shares and Primary B Shares. Each Non-Money Market Fund generally is divided into five classes of shares: Investor A Shares, Investor C (formerly Investor B) Shares, Investor N (formerly Investor C) Shares, Primary A Shares and Primary B Shares. However, the Equity Index Fund only issue Primary A Shares, Primary B Shares and Investor A Shares.


         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the Trust's respective investment portfolios, of any general assets of the Trust not belonging to any particular investment portfolio which are available for distribution. Shareholders of a Fund are entitled to participate, in proportion to the net asset value of the class or series of shares held, in the net distributable assets of a particular

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Fund involved in liquidation, based on the number of shares of the Fund that are held by such shareholders.

         As stated in the Prospectuses, shareholders of each of the Funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the holders of a particular class or series of shares. In addition, shareholders of each investment portfolio of the Trust will vote in the aggregate and not by portfolio, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of shareholders of a particular portfolio. Rule 18f-2 (the "Rule") under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by the matter. An investment portfolio is affected by a matter unless it is clear that the interests of each investment portfolio in the matter are substantially identical or that the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio. Under the Trust's Declaration of Trust, when the Board of Trustees determines that a matter to be voted upon affects only the interests of the shareholders of one or more but not all the Funds, only the shareholders of the Fund or Funds so affected will be entitled to vote on the matter.

         The Trust's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to
(a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another investment portfolio of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any investment portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed at their net asset value or converted into shares of another class or series of the Trust's shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the Fund's portfolio securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act.


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


DIVIDENDS AND DISTRIBUTIONS

         MONEY MARKET FUNDS. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount (including, in the case of the Tax Exempt Fund, market discount on tax-exempt obligations purchased after April 30,
1993) and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of Nations Fund prorated to a Fund on the basis of its relative net assets. Shares of the Money Market Funds begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (e.g., the settlement date).

         NON-MONEY MARKET FUNDS. With respect to the Non-Money Market Funds, net investment income for dividend purposes consist of items (i), (ii) and (iii) discussed above with respect to the Money Market Funds and dividend or distribution income on such assets.

         Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.


                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.


         The Trust has received a private letter ruling from the Internal Revenue Service to the effect that: (i) the differing fees imposed on Primary A, Primary B, Investor A, Investor B, Investor C (formerly Investor B) and Investor N (formerly Investor C Shares) Shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements; the differing sales charges on purchases and redemptions of such shares; and the conversion feature of Investor C Shares of the Non-Money Market Funds does not result in the Trust's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code").


FEDERAL TAXES - IN GENERAL

         Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable

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


interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of its short-term capital gains over net long-term capital losses) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement; a regulated investment company must (i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (ii) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code
Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.


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


         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a
qualified  covered  call  option  (which,   among  other  things,  must  not  be
deep-in-the-money) with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

         In addition to satisfying the requirement described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify for Federal tax treatment as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to Federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities in the case of the Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the

State Municipal Bond Funds) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits. The Funds also are available for a variety of retirement plans, including IRAs, that allow investors to shelter some of their income from taxes. A Tax Free Bond Fund, however, is generally not a suitable investment for retirement plans because such retirement plans would not gain any benefit from the tax-exempt nature of the Tax Free Bond Fund's dividends because such dividends would be ultimately taxable to the beneficiaries when distributed to them. Investors should contact their Selling Agents for details concerning retirement plans.

         Depending upon the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, such Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under Federal income tax laws.

FEDERAL EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on Municipal Obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company may (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid excise tax liability.

DISTRIBUTIONS

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes but they will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his/her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder

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


acquired his/her shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends derived from a Fund's investment in the stock of domestic corporations with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund investing in the stock of domestic corporations will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code
Section 246(c)(3) and (4)(A) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the money or otherwise nonqualified option to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         For purposes of the corporate alternative minimum tax (the "AMT") and the environmental superfund tax the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's alternative minimum taxable income ("AMTI"). However, corporate shareholders will generally be required to take the full amount of any dividend received into account (without a dividends-received deduction) in determining its adjusted current earnings.

         Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various


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


countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would, therefore, be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income its pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.

         Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

         Prior to purchasing shares in one of the Non-Money Market Funds, the impact of dividends or distributions which are expected to be or have been, declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, distributions declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such distributions are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect Taxpayer Identification

Number or no Taxpayer Identification Number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. None of the Money market Funds expect to realize long-term capital gains, and therefore, do not foresee payment of any capital gain.

         If a shareholder (i) incurs a sales load in acquiring shares of a Fund,
(ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends and amounts retained by a Fund that are designated as undistributed capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, U.S. residents or domestic corporations.

         In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.


SPECIAL TAX CONSIDERATIONS PERTAINING TO THE VALUE FUND, CAPITAL GROWTH FUND, EMERGING GROWTH FUND, EQUITY INDEX FUND, DISCIPLINED EQUITY FUND, BALANCED ASSETS FUND, SHORT INTERMEDIATE GOVERNMENT FUND, SHORT-TERM INCOME FUND, DIVERSIFIED INCOME FUND AND STRATEGIC FIXED INCOME FUND

         With respect to the Value Fund, Capital Growth Fund, Emerging Growth Fund, Equity Index Fund, Disciplined Equity Fund, Balanced Assets Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Diversified Income Fund and Strategic Fixed Income Fund some investments may be subject to special rules which govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes.


         Under Code Section 1256, forward currency contracts held by a Fund at the end of each fiscal year will be required to be "marked-to-market" for Federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term gain or loss, and the remainder will be treated as short-term capital gain or loss. Code Section 988 may also apply to forward contracts. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" may be integrated and treated as a single transaction for purposes of the Code and are not subject to the marked-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

         In the case of an overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         Investment returns received by the Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by nonresident investors. To the extent a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will be unable to take a deduction or receive a tax credit with respect to such foreign taxes in computing their U.S. tax liability, since investment by the Funds in foreign investments is limited.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE MUNICIPAL INCOME FUND, SHORT-TERM MUNICIPAL INCOME FUND, INTERMEDIATE MUNICIPAL BOND FUND, THE STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND THE STATE MUNICIPAL BOND FUNDS

         As described above and in the Prospectuses, the Tax-Free Bond Funds are designed to provide investors with current tax-exempt interest income. Each Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of a Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Fund's dividends being tax-exempt.


         The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds are designed to provide investors with a high level of income exempt from Federal and, with respect to the Florida
Intermediate  Municipal  Bond Fund and  Florida  Municipal  Bond  Fund,  Georgia
Intermediate  Municipal  Bond Fund and  Georgia  Municipal  Bond Fund,  Maryland
Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond Fund, and Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund, Florida state intangibles tax, and the Georgia, Maryland, North Carolina, South Carolina, Tennessee, or Virginia state income tax, respectively. Florida and Texas do not presently impose any income tax but Florida and Georgia currently impose a state intangibles tax on intangible personal property. Exempt-interest dividends may be treated by the shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than sixty days after the close of the Funds' taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by a Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of the total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the same Fund with respect to such year, regardless of the period for which the shares were held. In order for a Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations.


         Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by a Fund. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed, or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

         The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to the federal alternative minimum tax (the "AMT") on individuals and corporations at the applicable tax rates. As of the printing of this SAI, individuals are subject to AMT at a maximum marginal rate of 28% and corporations at a rate of 20%. Shareholders are advised to consult their tax advisers with respect to other "tax preference items" and "adjustments" which must be considered when calculating the shareholders' AMT. Corporate shareholders will generally be required to include all interest on municipal bonds and other tax-exempt obligations (including exempt-interest dividends paid by a Fund) in adjusted current earnings in calculating federal alternative minimum taxable income. The receipt of tax-exempt amounts may also affect corporate federal environmental tax liability.

         Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes if that Fund distributes exempt-interest dividends during the shareholder's taxable year. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this SAI.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of substantially all Federal and, in the case of the Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund,
Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond Fund, and Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund, Florida State intangible tax, and the Georgia, Maryland, North Carolina, South Carolina, Tennessee or Virginia state income taxes, respectively, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

         Distributions other than exempt-interest dividends, including distributions of interest in Municipal Securities issued by other issuers and all long-term and short-term capital gains will be subject to state income tax (other than Florida and Texas) unless specifically exempted by statute including, in the case of Virginia, statutory provisions creating the agency or political subdivision.

         Florida does not impose a personal income tax, but does impose an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Fund that shares in the Nations Florida Intermediate Municipal Bond Fund and the Nations Florida Municipal Bond Fund shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year the portfolio of such Fund consists exclusively of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts. Nations Fund has received a Technical Assistance Advisement from the Florida Department of Revenue confirming the foregoing.

         Although  the  Nations  Florida  Intermediate  Municipal  Bond Fund and
Nations Florida Municipal Bond Fund anticipate that the portfolio will exclusively contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year, it may be possible that the portfolio will have a small portion of its assets invested temporarily in assets on such date which are not exempt from Florida's annual intangible personal property tax. In this situation, only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Owners of shares in the Nations Florida Intermediate Municipal Bond Fund or Nations Florida Municipal Bond Fund should consult their tax advisers with specific reference to their own tax situation if advised that a portion of the portfolio of such Funds consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

         Nations Georgia Intermediate Municipal Bond Fund's and Nations Georgia Municipal Bond Fund's shareholders residing in Georgia will be subject to the Georgia state intangibles tax with respect to their shares, notwithstanding that such Funds' underlying assets contain direct obligations of the government of the United States of America, Puerto Rico, and the State of Georgia, which, in held directly, would be exempt from the Georgia state intangibles tax.


         Nations Georgia Intermediate Municipal Bond Fund's and Nations Georgia Municipal Bond Fund's shareholders residing in Georgia will be subject to the Georgia state intangibles tax with respect to their shares, notwithstanding that such Funds' underlying assets contain direct obligations of the government of the United States of America, Puerto Rico, and the State of Georgia, which, if held directly, would be exempt from the Georgia state intangibles tax. However, the Georgia state intangibles tax is under attack in a case pending in Dekalb County Superior Court (Lombard Corporation v. Colline et al.) and a
constitutional amendment authorizing the repeal of the intangibles tax is expected to be approved during the 1996 session of the Georgia General Assembly (H.R. 734).


         Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's shareholders who are residents of Maryland must add to their federal adjusted gross income 50% of their federal tax preference items (which include interest amounts from private activity bonds) the sum total of which is in excess of $10,000 for an individual return (or $20,000 for a joint return) when determining their Maryland adjusted gross income. Shareholders who are nonresidents of Maryland are required to include only those tax preference items that are based on income taxable in Maryland.


         For tax years beginning after 1994, the deduction for South Carolina taxable income purposes for the net capital gains recognized from the sale or exchange of an asset which has been held for a period of two or more years has been increased from 29% to 44%.

         The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

         According to the Tax Foundation in Washington, D.C., it is estimated that "tax freedom day" usually falls around May 3rd across the country. On average, the money earned by an individual prior to that date goes to the payment of taxes. In addition, The Tax Foundation estimates that the average taxpayer needs to work 2 hours and 41 minutes during an eight-hour day to cover federal, state and local taxes. In contrast, it takes only 57 minutes to cover the average cost of housing and household expenses. In recent years, tax-free bonds have been in high demand due to high tax rates and fewer available tax deductions. Insured certificates of deposit and money market funds have traditionally offered a solid way to preserve capital and enjoy competitive yields. But yields on these investments have declined considerably. Because of that, more and more investors have found it beneficial to look for conservative higher-yielding alternatives, especially those that also offer tax relief.

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions of net investment income may be taxable to shareholders as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations, which, if realized directly, would be exempt from such taxes. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                              TRUSTEES AND OFFICERS

         The Trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those Trustees who are "interested persons" of the Trust (as defined in the 1940 Act) are indicated by an asterisk (*).



                                              POSITION WITH         PRINCIPAL OCCUPATION DURING
NAME, ADDRESS AND AGE                           THE TRUST           PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------                         --------------        --------------------------------------

Edmund L. Benson, III, 58                     Trustee               Director, President and Treasurer, Saunders &
Saunders & Benson, Inc.                                             Benson, Inc. (insurance); Trustee, Nations
728 East Main Street                                                Institutional Reserves, Director, Nations Fund,
Suite 400                                                           Inc. and Nations Fund Portfolios, Inc.
Richmond, VA  23219

James Ermer, 53                               Trustee               Senior Vice President -- Finance, CSX Corporation
CSX Corporation                                                     (transportation and natural resources);  Director,
One James Center                                                    National Mine Service; Director, Lawyers Title
901 East Cary Street                                                Corporation; Trustee, Nations Institutional
Richmond, VA  23219                                                 Reserves; Director, Nations Fund, Inc. and Nations
                                                                    Fund Portfolios, Inc.


William H. Grigg, 63                          Trustee               Since April 1994, Chairman and Chief Executive
Duke Power Co.                                                      Officer; November 1991 to April 1994, Vice
422 South Church Street                                             Chairman, Duke Power Co.; from April 1988 to
PB04G                                                               November 1991, Executive Vice President --
Charlotte, NC  28242-0001                                           Customer Group, Duke Power Co., Director, Hatteras
                                                                    Income Securities, Inc., Nations Government Income
                                                                    Term Trust 2003, Inc., Nations Government Income
                                                                    Term Trust 2004, Inc., Nations Balanced Target
                                                                    Maturity Fund, Inc., Nations Fund, Inc. and
                                                                    Nations Fund Portfolios, Inc.; Trustee, Nations
                                                                    Institutional Reserves


                                       77




                                              POSITION WITH         PRINCIPAL OCCUPATION DURING
NAME, ADDRESS AND AGE                           THE TRUST           PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------                         --------------        --------------------------------------

Thomas F. Keller, 64                          Trustee               R.J. Reynolds Industries Professor of Business
Fuqua School of Business                                            Administration and Dean, Fuqua School of Business,
Duke University                                                     Duke University; Director LADD Furniture, Inc.,
Durham, NC  27706                                                   Director, Wendy's International Mentor Growth Fund
                                                                    and Cambridge Trust; Director, Hatteras Income
                                                                    Securities, Inc., Nations Government Income Term
                                                                    Trust 2003, Inc., Nations Government Income Term
                                                                    Trust 2004, Inc., Nations Balanced Target Maturity
                                                                    Fund, Inc.; Nations Fund, Inc. and Nations Fund
                                                                    Portfolios, Inc.; Trustee, Nations Institutional
                                                                    Reserves


Carl E. Mundy, Jr., 60                        Trustee               Commandant, United States Marine Corps, from July
9308 Ludgate Drive                                                  1991 to July 1995, Commanding General, Marine
Alexandria, VA  23309                                               Forces Atlantic, from June 1990 to June 1991;
                                                                    Director, Nations Fund, Inc. and Nations Fund
                                                                    Portfolios, Inc.; Trustee, Nations Institutional
                                                                    Reserves


A. Max Walker*, 73                            President, Trustee    Financial consultant, formerly President, A. Max
6215 Riverwood Drive, N.W.                    and Chairman of the   Walker, Inc.; Director and Chairman of the Board,
Atlanta, GA  30328                            Board                 Hatteras Income Securities, Inc., Nations
                                                                    Government Income Term Trust 2003, Inc., Nations
                                                                    Government Income Term Trust 2004, Inc., Nations
                                                                    Balanced Target Maturity Fund, Inc.; Nations Fund,
                                                                    Inc. and Nations Fund Portfolios, Inc.; President
                                                                    and Chairman of the Board of Trustees, Nations
                                                                    Institutional Reserves


Charles B. Walker, 57                         Trustee               Since 1989, Director, Executive Vice President,
Ethyl Corporation                                                   Chief Financial Officer and Treasurer, Ethyl
P.O. Box 2189                                                       Corporation (chemicals, plastics and aluminum
330 South Fourth Street                                             manufacturing); since 1994, Vice Chairman,



                                       78


                                              POSITION WITH         PRINCIPAL OCCUPATION DURING
NAME, ADDRESS AND AGE                           THE TRUST           PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------                         --------------        --------------------------------------
Richmond, VA  23217                                                 Ethyl Corporation and Vice Chairman, Chief Financial
                                                                    Officer and Treasurer, Albemarle Corporation;
                                                                    Director, Nations Fund, Inc. and Nations Fund
                                                                    Portfolios, Inc.; Trustee, Nations Institutional
                                                                    Reserves


Thomas S. Word, Jr.*, 57                      Trustee               Partner, McGuire Woods Battle & Boothe (law);
McGuire, Woods, Battle & Boothe                                     Director, Vaughan Bassett Furniture Company,
One James Center                                                    Director V-B/Williams Furniture Company, Inc.;
Richmond, VA  23219                                                 Director, Nations Fund, Inc. and Nations Fund
                                                                    Portfolios, Inc.; Trustee, Nations Institutional
                                                                    Reserves



Richard H. Blank, Jr., 39                     Secretary             Since 1994, Vice President of Mutual Funds
Stephens Inc.                                                       Services, Stephens Inc. 1990 to 1994, Manager
                                                                    Mutual Fund Services, Stephens Inc. 1983 to 1990,
                                                                    Associate in Corporate Finance Department,
                                                                    Stephens Inc.



Michael W. Nolte, 35                          Assistant Secretary   Associate, Financial Services Group of Stephens
Stephens Inc.                                                       Inc.


Louise P. Newcomb, 43                         Assistant Secretary   Corporation Syndicate Associate, Stephens Inc.
Stephens Inc.

James E. Banks, 39                            Assistant Secretary   Since 1993 Attorney, Stephens Inc.; Associate
Stephens Inc.                                                       Corporate Counsel, Federated Investors; from 1991
                                                                    to 1993, Staff Attorney, Securities and Exchange
                                                                    Commission from 1988 to 1991.


Richard H. Rose, 40                           Treasurer             Since 1994, Vice President, Division Manager, The
the Shareholder Services Group, Inc.                                Shareholder Services Group, since 1988, Senior
One Exchange Place                                                  Vice President, The Boston Company Advisors, Inc.
Boston, MA  02109


                                       79



                                              POSITION WITH         PRINCIPAL OCCUPATION DURING
NAME, ADDRESS AND AGE                           THE TRUST           PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------                         --------------        --------------------------------------

Joseph C. Viselli, 32                         Assistant Treasurer   Assistant Vice President, The Boston Company
The Shareholder Services Group, Inc.                                Advisors, Inc. since April 1992.
One Exchange Place
Boston, MA  02109

                               COMPENSATION TABLE




                                  AGGREGATE
                                COMPENSATION        TOTAL COMPENSATION FROM
      NAME OF PERSON               FROM               REGISTRANT AND FUND          NATIONS FUND        NATIONS FUND DEFERRED
       POSITION (1)            REGISTRANT (2)      COMPLEX PAID TO DIRECTORS     RETIREMENT PLAN        COMPENSATION PLAN
       ------------         -- --------------      -------------------------     ---------------        -----------------
Edmund L. Benson, III,        $ 22,000             $ 36,500                              N/A                  N/A
Trustee
James Ermer                   $ 22,000             $ 36,5000                             N/A                  N/A


                                       81



Trustee
William H. Grigg              $ 22,000             $ 45,500                              NA                   N/A
Trustee
Thomas F. Keller              $ 24,000             $ 51,500                              N/A                  N/A
Trustee
A. Max Walker                 $ 24,000             $ 51,500                              N/A                  N/A
Chairman of the Board
Charles B. Walker             $ 22,000             $36,500                               N/A                  N/A
Trustee
Thomas S. Word                $ 22,000             $ 36,500                              N/A                  N/A
Trustee
Carl E. Mundy, Jr.            $ 7,000              N/A                                   N/A                  N/A
Trustee



(1) All trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers of the Trust receive no direct remuneration in such capacity from the Trust.

(2) For current fiscal year and includes estimated future payments. Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Trustees (or Committee thereof).


(3) Messrs. Grigg, Keller and A.M. Walker receive compensation from eight investment companies, including the Trust, that are deemed to be part of the Nations Fund "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Mundy and Word receive compensation from four investment companies, including the Trust, deemed to be part of the Nations Fund complex.

         Mr. Rose serves as Treasurer to certain other investment companies for which First Data (the "Co-Administrator") or its affiliates serve as sponsor, distributor, administrator and/or investment adviser.



         Each Trustee of the Trust is also a Director of Nations Fund, Inc. and Nations Fund Portfolios, Inc. and a trustee of Nations Institutional Reserves, each, a registered investment company that is part of the Nations Fund family of funds. Richard H. Blank, Jr., Richard H. Rose, Joseph C. Viselli, Michael W. Nolte, Louise P. Newcomb and James E. Banks, Jr. also are officers of Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves.

         Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Trustees (or committee thereof). All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Mr. Mundy was not a Trustee of the Trust during the fiscal year ended November 30, 1995 and therefore received no compensation. Officers receive no direct remuneration in such capacity from the Trust.


         For the fiscal year ended November 30, 1995, such fees and expenses totalled $136,647. No person who is an officer, director, or employee of NationsBank or its affiliates serves as an officer, Trustee, or employee of the Trust. The Trustees and officers of Nations Fund own less than 1% of the shares of the Trust.


         The Trust has adopted a Code of Ethics which, among other things, prohibits each access person of the Trust from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a Trustee or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Trust's access persons, other than its "disinterested" Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

NATIONS FUNDS RETIREMENT PLAN

         Under the terms of the Nations Funds Retirement Plan for Eligible Trustees (the "Retirement Plan"), each trustee may be entitled to certain benefits upon retirement from the

Board of Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies ("Funds") advised by the Adviser. If a trustee retires before reaching age 65, no benefits are payable. Each eligible trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate trustee's fees payable by the Funds during the calendar year in which the trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible trustee in quarterly installments for a period of no more than five years. If an eligible trustee dies after attaining age 65, the trustee's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the trustee if he had not died. The Retirement Plan is unfunded. The benefits owed to each trustee are unsecured and subject to the general creditors of the Funds. At present the Plan is not in effect and therefore there are no fees to disclose.

NATIONS FUNDS DEFERRED COMPENSATION PLAN


         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring trustee's retirement benefits commence under the Retirement Plan. The Board of Trustees, in its sole discretion, may accelerate or extend such payments after a trustee's termination of service. If a deferring trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the trustee's death. If a deferring trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.


SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as Trustee. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a Trustee.


                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,

                          TRANSFER AGENCY, SHAREHOLDER

                 SERVICING AND DISTRIBUTION SERVICES AGREEMENTS

INVESTMENT ADVISER

         Effective January 1, 1996, NBAI began serving as investment adviser to the Funds of the Trust, pursuant to an Investment Advisory Agreement dated January 1, 1996. Effective January 1, 1996, TradeStreet began serving as sub-investment adviser to the Funds of the Trust, pursuant to a Sub-Advisory Agreement dated January 1, 1996.

         NBAI also serves as the investment adviser to Nations Fund, Inc., Nations Institutional Reserves and Nations Fund Portfolios, Inc., each a registered investment company that is part of the Nations Fund Family. In addition, NBAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the sub-investment adviser to all of the funds of Nations Fund, Inc., except the International Equity Fund, and to Nations Institutional Reserves, Hatteras Income

Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc.

         NBAI and TradeStreet are each wholly owned banking subsidiaries of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.

         Prior to January 1, 1996, NationsBank, through its investment management division, served as investment adviser to the Funds. NationsBank is successor to NationsBank of North Carolina, N.A. which was merged with and into NationsBank of South Carolina, N.A., effective January 3, 1995. The resulting entity was renamed NationsBank, N.A. (Carolinas). NationsBank is a wholly owned subsidiary of NationsBank Corporation, a bank holding company. Prior to June 30, 1992, NationsBank of Georgia, N.A. served as the Investment Adviser to the Trust. On December 31, 1991 an Agreement and Plan of Consolidation between NCNB Corporation ("NCNB") and C&S Sovran Corporation ("C&S/Sovran") was consummated whereby C&S/Sovran was merged into and became a wholly owned subsidiary of NCNB and NCNB changed its name to NationsBank Corporation. In anticipation of this transaction, the prior investment adviser for the Trust was changed from Sovran Bank, N.A., to C&S/Sovran Trust Company (Georgia), N.A. After the merger of C&S/Sovran and NCNB was completed, C&S Sovran Trust Company (Georgia), N.A., changed its name to NationsBank Trust Company (Georgia), N.A., and subsequently merged into NationsBank of Georgia, N.A. which continued to serve as the investment adviser to Nations Fund Trust until June 30, 1992. Prior to the merger of NCNB and C&S/Sovran, NationsBank (formerly NCNB National Bank of North Carolina) served and continues to serve as investment adviser to all of the Funds of the Trust pursuant to an amendment to its investment advisory agreements. NationsBank and NationsBank of Georgia, N.A. are wholly owned subsidiaries of NationsBank Corporation.


         Since 1874, NationsBank and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, NationsBank affiliates collectively manage in excess of $60 billion, including the more than $18 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. NationsBank is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. NationsBank and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers. Approximately 12 of NationsBank personnel are involved in stock and bond research.


         NationsBank restructured its investment management division as of January 1, 1996 by reorganizing the division into two separate, wholly owned advisory subsidiaries, NBAI and TradeStreet. The restructuring resulted in the transfer of the division's investment management and advisory functions to NBAI, and its day to day investment company portfolio management functions to TradeStreet. The investment professionals who performed investment company management functions and who managed the companies portfolios as employees of NationsBank continue to perform such services as employees of NBAI and TradeStreet, respectively. The restructuring did not change the scope and nature of investment advisory services provided to the relevant Funds. The restructuring, and related Investment Advisory Agreement and Sub-Advisory Agreement, were approved by the Board of Trustees of the Trust at the October 12-13, 1995 Board Meeting.

      The Investment Advisory Agreement for NBAI and Sub-Advisory Agreement for TradeStreet each provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of NBAI or Trade Street, respectively, or any of their respective officers, directors, employees or agents, NBAI or TradeStreet shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      The Investment Advisory Agreement shall become effective with respect to a Fund if and when approved by the Trustees of the Trust, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

      The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice.

      The Sub-Advisory Agreement shall become effective with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

      The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by NBAI, or by TradeStreet on 60 days' written notice.


         As discussed above, NationsBank was the investment adviser to the Funds prior to January 1, 1996. Prior to April 1, 1995, ASB Management, Inc. was sub-investment adviser to Nations Disciplined Equity Fund. A&B Management, Inc. received $28,916 as sub-investment advisory fees in 1995. The tables set forth on the following page state the net advisory fees paid to NationsBank, the advisory fees waived and expense reimbursements where applicable for the fiscal years ended November 30, 1995, 1994 and 1993 where applicable.






                                            ADVISORY FEES

                          FY 1995                                FY 1994                                   FY 1993
                          -------                                -------                                  --------

             Net Amt.     Amount      Reimbsd.     Net Amt.        Amount      Reimbsd.    Net Amt.      Amount      Reimbsd.
                 Paid      Waived    by Advsr.     Paid           Waived       by Advsr.      Paid       Waived      by Advsr.

Nations      $ 815,364  $1,249,536   $      0    $   724,416   $1,235,880     $     0     $  797,650  $1,270,805
Government                                                                                                           $
   Money                                                                                                             0
Market Fund
Nations
Tax Exempt
  Fund       1,920,171  2,694,691    0           874,309         2,912,954          0     398,071     2,427,800
                                                                                                                     76,707
Nations      7,206,029  25,350       0           6,534,662          53,149          0     3,817,988           0
Value Fund                                                                                                           0
Nations
Capital
  Growth     6,269,137  0            0           5,381,628               0          0     4,753,787      582,109     0
Fund
Nations
Disciplined
  Equity     370,769    610          0           8,160                   0          0          N/A    N/A             N/A
Fund
Nations
Equity
  Index      122,169    523,117      0           102,464          433,345           0          N/A    N/A            N/A
Fund
Nations
Emerging
  Growth     1,855,452  3,328        0           1,288,934                0         0     540,729     201,217
Fund                                                                                                                 0
Nations
Balanced
  Assets     1,624,854  0            0           1,805,446                0         0     1,155,563   103,411
Fund                                                                                                                 0
Nations
Short-Inter-
  mediate    2,044,261  1,022,131    0           2,556,715     1,278,358            0     2,276,577   1,435,110
Gov't Fund                                                                                                           0
Nations
Short-Term
  Income      564,197   564,197      0           696,393       730,564        34,171      444,309     969,336
Fund                                                                                                                 0
Nations
Diversified
  Income     573,462    114,692      0           329,285       170,640        0           129,313     133,926        38,638
Fund
Nations
Strategic
  Fixed      3,156,062  631,213      0           2,902,823     427,781        0           2,442,399   872,384
Income Fund                                                                                                          0
Nations
Municipal
  Income     383,148    269,813      0           398,300       279,021        66,736      358,056     358,057        18,303
Fund
Nations
Short-Term

Municipal
Income
  Fund       40,165     255,162      0           42,559        167,405        362         0               4,870          910
Nations
Intermediate

Municipal    99,722     241,595      0           (8,684)       151,227        40,762      0           47,909         8,883
Bond
  Fund
Nations
Florida

                                      C-88



Intermediate
  Municipal
  Bond Fund  137,002    113,704      0           154,249       102,832        0           50,562      82,656         11,860
Nations
Georgia

Intermediate
   Municipal
  Bond Fund  158,113    126,861      0           166,565       111,043        0           92,237      122,527          7,479
Nations
Maryland

Intermediate

Municipal    245,189    191,375      0           287,326       191,550        0           248,121     175,736        18,430
Bond   Fund
Nations
North
 Carolina    94,414     86,937       0           73,680        61,099         17,968      36,957      68,549         19,755
Intermediate
 Municipal
 Bond Fund
Nations
South
 Carolina    229,204    143,374      0           271,482       180,988        0           160,676     219,611        0
Intermediate
 Municipal
Bond Fund

                                      C-89




                                      C-90



Nations
Tennessee
             29,713     54,285       0           27,480        35,606         25,930      4,900       51,124         22,182
Intermediate
 Municipal
Bond Fund
Nations
Texas
             76,262     67,309       0           99,658        70,684         6,366       33,746      55,354         10,099
Intermediate
 Municipal
Bond Fund
Nations
Virginia
             831,878    439,488      0           1,138,587     346,587        0           1,122,086   280,479        35,120
Intermediate
 Municipal
Bond Fund
Nations
Florida      31,520     168,010      0           (3,925)       127,352        6,635       5,672       5,672          2,796
 Municipal
Bond Fund
Nations
Georgia      0          73,427       2,470       (57,827)      111,043        0           2,610       2,610          1,738
 Municipal
Bond Fund
Nations
Maryland     0          56,020       15,327      (12,208)      23,155         12,701      1,628       1,628          1,009
 Municipal
Bond Fund
Nations
North
 Carolina    19,600     157,625      0           (6,440)       126,235        9,504       5,912       5,912          2,546
Municipal
 Bond Fund
Nations
South
 Carolina    0          75,568       1,498       (14,381)      44,830         15,335      2,167       2,167          1,617
Municipal
 Bond Funds
Nations
Tennessee    0          40,270       12,792      (10,922)      26,558         13,336      1,736       1,736          1,412
 Municipal
Bond Fund
Nations
Texas        1,425      91,303       0           (13,243)      70,358         14,740      3,181       3,181          1,860
 Municipal
Bond Fund
Nations
Virginia     3,726      101,277      0           (9,176)       71,728         10,702      3,466       3,466          1,387
 Municipal
Bond Fund

INVESTMENT STYLES

         The Adviser uses various investment strategies during the process of constructing and managing the Nations Fund Trust portfolios. These strategies have been categorized into investment styles which consist of (i) the NationsBank Fixed Income Style, (ii) the NationsBank Growth Equity Style, (iii) the NationsBank Value Equity Style and (iv) the NationsBank Balanced Assets Style. Investment Styles described below relate to the Diversified Income, Government Securities, Short-Intermediate Government, Short-Term Income, Strategic Fixed Income, Intermediate Municipal Bond, Municipal Income, Short-Term Municipal Income, Capital Growth, Emerging Growth, Value and Balanced Assets Funds and the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds.

         NATIONSBANK FIXED INCOME STYLE. The Nations Diversified Income, Government Securities, Short-Intermediate Government, Short-Term Income, Strategic Fixed Income, Intermediate Municipal Bond, Municipal Income, Florida Intermediate Municipal Bond, Georgia Intermediate Municipal Bond, Maryland Intermediate Municipal Bond, North Carolina Intermediate Municipal Bond, South Carolina Intermediate Municipal Bond, Tennessee Intermediate Municipal Bond, Texas Intermediate Municipal Bond, Virginia Intermediate Municipal Bond Fund, Short-Term Municipal Income Fund and the State Municipal Bond Funds are managed by the Adviser using the NationsBank Fixed Income Style. The NationsBank Fixed Income Style investment philosophy is premised on the belief that a well diversified portfolio of fixed income securities that emphasizes a combination of investments strategies will capture relative value in the bond market.

         In order to pursue this goal, the Fixed Income Style includes certain biases. The Adviser reduces the risk by investing in many different issuers. This is done by setting a maximum percentage permitted of any single issuer in any portfolio. Focus on high credit quality is the second bias. Holdings are concentrated in the upper end of the quality spectrum. Securities of less than the highest quality are used only when the team of credit analysts support the conclusion that the quality will remain stable or improve, and that it offers attractive potential in expected return. The third bias is to de-emphasize interest rate forecasts. The performance of a portfolio therefore is not held hostage to the accuracy of a rate forecast.

         This philosophy attempts to achieve consistent results while minimizing risk. Five strategies are also utilized by the Fixed Income Style Group Portfolio Managers to meet this objective.

         Sector Spread Anomalies: When sectors of the bond market are over or under valued, the allocation in the portfolios is adjusted accordingly. Such decisions are made based on a sound analysis of historical bond values as well as a review of current market conditions and its impact on future values.

         Yield Curve Anomalies: Unusual shapes in the yield curve or the degree of steepness in the yield curve provide opportunities to outperform fixed income
indices.   Such  opportunities  are
reviewed by our specialists for return enhancement under a variety of possible interest rate shifts before they are implemented.

         Coupon/Quality Opportunities: High or low coupon securities may represent investment value based on supply and demand conditions for bonds. There are also times when upgrading or downgrading of the credit quality of a bond can enhance a portfolio's return. Funds hold lower quality bonds only when the expected reward is substantial compared to the potential risks, and credit analysis supports the conclusion that the credit quality is stable or improving.

         Security Analysis: A full staff of credit analysts is dedicated to supporting fixed income credit decisions. This staff gains additional support from a substantial equity research team when analyzing bonds from corporate issuers.

         Duration Management: The duration (price volatility of a bond in relation to interest rate movements) of the portfolios may be altered by 10% shorter or longer than the portfolios normal benchmark. Changes in duration are made infrequently and only when they are supported by economic expectations and an assessment of value.

         A final portfolio consists of securities that have been selected by the Fixed Income Style Group Portfolio Managers, in-house industry specialists and expert Wall Street sources all working together.

         NATIONSBANK GROWTH EQUITY STYLE. The Capital Growth and Emerging Growth Funds are managed by the Adviser using the NationsBank Growth Equity style. The NationsBank Growth Equity Style investment philosophy seeks companies with superior growth prospects selling at reasonable prices that, over time, should outperform the market.

         Emphasis is placed on a "value adjusted for growth" stock selection process. Essential to this style is the Adviser's belief that absolute valuation does not capture the powerful effects of inflation. Therefore, relative price/earnings ranges of stocks going back 5 years are examined rather than static absolute price/earnings ratio.

         Inflation causes the market price/earnings ratio of a stock to expand or contract. Investors are willing to pay a higher price for stock in a company in periods of low inflation. The inverse is also true. The premium paid for growth will increase as inflation declines and decreases as inflation rises.

         The stock selection process begins with a universe of financially strong companies. The selection process selects companies with a market capitalization greater than $500 million (large, established companies) and a strong price momentum (growth in share price over the last 18 months). This results in a universe of approximately 750 companies.

         These 750 companies are the universe from which the Adviser's industry specialists make their final decision for inclusion in an investment portfolio. In accordance with the Growth Equity Style, portfolio managers focus on those stocks among the universe with the lowest price/earnings ratio and are in industries with above average earnings growth potential. The final portfolio of stocks is then constructed by our Growth Equity Group Senior Portfolio Managers who work closely with the in-house industry specialists, as well as expert Wall Street sources.

         In summary, the Growth Equity Style seeks to produce a diverse portfolio of large capitalization growth stocks, that over time, should outperform the market.

         NATIONSBANK VALUE EQUITY STYLE. The Value Fund is managed by the Adviser using the NationsBank Value Equity Style. The Value Equity Style investment philosophy is premised on the belief that a well diversified portfolio of undervalued companies exhibiting low price/earnings ratios will over time outperform the market while incurring lower than market risk.

         This style utilizes a "bottom-up" approach to stock selection, focusing on well proven factors of fundamental valuation. A low price/earnings ratio and above market dividend yield are two of the biases which reduce market risk. A catalyst for earnings improvement is also one of this Style's requirements as it assists with the "timing" of the purchase of a particular company.

         Stock selection process begins with a team of 10 in-house research specialists aided by a computerized screening model. Starting with approximately a 2,000 company universe, stocks must first pass a rigorous screening process that selects only those companies that possess strong financial quality and a market capitalization greater than $500 million. This results in a universe of approximately 900 companies, representing all of the 54 major U.S. industries and approximately 10 economic sectors.

         A more sophisticated screening process is then applied to the 900 company universe. The companies are then ranked based on the following factor weightings:

         The top one-third, or approximately 300 companies, result in the final universe from which the industry specialists make initial selections for a Fund. To insure adherence to the discipline, price objectives (buy and sell prices) are set for each company purchased, based on sound fundamental analysis. A final diversified portfolio of approximately 65 issues is constructed by the Value Equity Style Group Senior Portfolio Managers working closely with in-house industry specialists, as well as expert Wall Street sources.

         In summary, the low price/earnings ratio, value discipline seeks to produce a well diversified portfolio of high quality companies, that over time, should outperform the market, thereby adding value while incurring below-market risk.

         NATIONSBANK BALANCED ASSET STYLE. The Nations Balanced Assets Fund is managed by the Adviser using the NationsBank Balanced Assets Style. The NationsBank Balanced Asset Style investment philosophy is premised on the belief that a diversified portfolio of stocks, fixed income, and money market securities will provide total investment return through a combination of growth of capital and current income consistent with preservation of capital.

         In order to pursue this goal, the Balanced Asset Style utilizes an asset allocation approach. Asset allocation is a process of allocating a portfolio's market value among major asset classes (equities, fixed income, and cash equivalents). Different asset classes have unique return and risk characteristics. The principle behind asset allocations is that a diversified portfolio of equities, fixed income, and cash equivalents with different return/risk characteristics will reduce overall portfolio risk in both up and down markets.

         The asset allocation process begins by making projections for stock, bond and cash returns and risk profiles. A computer data analysis identifies the highest expected return and measures it against the minimum return requirements for the balanced strategy. Recommendations are made to an Investment Policy Committee who reviews and approves asset class allocations.

         The stock, bond and asset allocation recommendations are then passed onto the Balanced Asset Group Senior Portfolio Managers who make the final investment decisions. The Portfolio Managers have the ability to change the portfolio's holdings to take advantage of changing market conditions, while seeking an optimal balance of income, stability, and growth. Most stock investments will be made in companies with above average earnings and dividend prospects and overall financial market stability. All bond purchases will be investment grade or above. Cash instruments will provide liquidity.

         In summary, the Balanced Asset Style should provide total investment return through a combination of growth of capital and current income consistent with preservation of capital.

         NATIONSBANK DISCIPLINED EQUITY STYLE. The Nations Disciplined Equity Fund is managed by the Adviser using the NationsBank Disciplined Equity Style. The NationsBank Disciplined Equity Style investment philosophy seeks to identify companies which offer future near-term earnings momentum.


         The Adviser pursues this investment philosophy through the use of a proprietary computerized tracking system (the "Alpha Model") which monitors the earnings per share estimates of approximately 3,000 Wall Street analysts, and through conventional security analysis. In utilizing the computerized tracking system, the Adviser identifies companies with respect to which there has been a change in the consensus analyst estimate of earnings per share. The Adviser believes that such a change often signifies the beginning of a trend for the company, rather than an isolated occurrence, and that such trend ultimately will be reflected in the share price of the company. The Adviser then buys or sells stocks for the Fund based on the results of this analysis.


         In selecting stocks pursuant to the NationsBank Disciplined Equity Style, the Adviser also uses conventional security analysis techniques. Starting with a universe of approximately 2,000 companies with large market capitalizations, the Adviser eliminates stocks that have relatively low trading activity, as well as stocks of companies of poor credit quality and those which, in the opinion of the Adviser, are overpriced. From the available pool of stocks that meet all of the criteria, approximately 40 to 50 are selected for inclusion in the Fund's portfolio.

         The Adviser strives to keep the assets of the Fund fully invested at all times, except as required to meet expected liquidity needs.

ADMINISTRATOR AND CO-ADMINISTRATOR


         Effective September 1, 1993 (the "Transition Date"), Stephens Inc. (the "Administrator") began serving as administrator of the Trust and The Shareholder Services, Inc. (formerly The Boston Company Advisors, Inc.), began serving as the co-administrator of the Trust (the "Co-Administrator"). From February 19, 1992 to the Transition Date, The Boston Company Advisors, Inc. served as the sole administrator of the Trust. Prior to February 19, 1992, The Boston Company Advisors, Inc. and Provident Financial Processing Corporation served as co-administrators for the Trust.


         The Administrator and Co-Administrator serve under an administration agreement ("Administration Agreement") and co-administration agreement ("Co-Administration Agreement"), respectively, each of which was approved by the Board of Trustees on August 4, 1993. The Administrator receives, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provides under the Co-Administration Agreement, an administrative fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of each Fund.

         Pursuant to the Administration Agreement, the Administrator has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board of Trustees meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to the Trust's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Co-Administrator, the Transfer Agents and the Custodian, and (vii) generally assist in all aspects of the Trust's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by the Trust for its services rendered under the Co-Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.

         Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Trust's reports to shareholders and the SEC, (iv) prepare and file the Trust's federal and state tax returns, (v) perform monthly compliance testing for the Trust, and (vi) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information. The Co-Administrator bears all expenses incurred in connection with the performance of its services.

         The Administration Agreement and the Co-Administration Agreement may be terminated by a vote of a majority of the Board of Trustees, or by the Administrator or Co-Administrator, respectively, on 60 days' written notice without penalty. The Administration Agreement and Co-Administration Agreement are not assignable without the written consent of the other party. Furthermore, the Administration Agreement and the Co-Administration Agreement provide that the Administrator and Co-Administrator, respectively, shall not be liable to the Funds or to their shareholders except in the case of the Administrator's or Co-Administrator's, respectively, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


         The table set forth on the following page states the net administration fees paid and the administration fees waived for the fiscal years ended November 30, 1995, 1994, and 1993 (where applicable).



                               ADMINISTRATION FEES

                                               FY 1995                     FY 1994                      FY 1993
                                        ----------------------     -----------------------       --------------
                                         NET FEES       FEES       NET FEES         FEES         NET FEES        FEES
                                          PAID         WAIVED        PAID          WAIVED          PAID         WAIVED
Nations Government Money Market Fund  $368,833      $139,379    $119,102      $70,972         $467,652      $ 49,462
Nations Tax Exempt Fund                791,074       347,743     864,933       81,883          640,529       65,939
Nations Value Fund                     951,938       0           866,305       12,070          462,457         46,608
Nations Capital Growth Fund            825,136       0           664,272       53,278          643,393       68,060
Nations Emerging Growth Fund           244,941       0           159,098       12,760          89,840        9,086
Nations Disciplined Equity Fund        53,136        0           5,026         414              N/A          N/A
Nations Equity Index Fund              127,288       0           94,857        12,305           N/A          N/A
Nations Balanced Assets Fund           213,630       0           222,852       17,874          152,127       15,736
Nations Short-Intermediate
  Government Fund                      503,568       0           591,720        47,459         560,032       58,583
Nations Short-Term Income Fund         185,278       0           225,440          18,081       212,247       23,361
Nations Diversified Income Fund        80,883        0           77,134            6,187        39,864       4,009
Nations Strategic Fixed Income Fund    623,321       0           513,885       411,216         498,279       54,185
Nations Municipal Income Fund          79,205        28,128      114,802          9,208        108,157       11,195
Nations Short-Term Municipal
  Income Fund                          41,135        17,261      26,208         15,857               0         974
Nations Intermediate Municipal
  Bond Fund                            48,857        18,605      14,603         22,058            7,488        497
Nations Florida Intermediate
  Municipal Bond Fund                  36,717        12,708      47,598           3,818          24,253      2,391
Nations Georgia Intermediate
  Municipal Bond Fund                  41,646        14,573      51,400        4,122             38,930      4,023
Nations Maryland Intermediate
  Municipal Bond Fund                  63,726        22,366      88,663        7,112           76,764        8,007
Nations North Carolina
  Intermediate Municipal Bond
  Fund                                 26,465        9,257       28,281        2,268           19,146        1,955
Nations South Carolina
  Intermediate Municipal Bond Fund     70,495        2,931       83,775        6,719           6,719         7,183


                                      C-97




Nations Tennessee Intermediate
  Municipal Bond Fund                  12,193        4,383       16,481        1,322           10,279        926
Nations Texas Intermediate
  Municipal Bond Fund                  20,979        7,337       32,717        2,624           16,266        1,554
Nations Virginia Intermediate
  Municipal Bond Fund                  240,312       10,264      275,016       22,058          254,140       26,373
Nations Florida Municipal
  Bond Fund                            23,746        9,126       14,712        9,995             0           945
Nations Georgia Municipal
  Bond Fund                            8,688         3,408       4,780         4,089            0            435
Nations Maryland Municipal
  Bond Fund                            6,434         2,815       2,124         1,817             0           271
Nations North Carolina Municipal
  Bond Fund                            21,537        7,614       13,262        8,288             0           985
Nations South Carolina Municipal
  Bond Fund                            8,881         3,573       4,113         3,518             0           361
Nations Tennessee Municipal
  Bond Fund                            4,816         1,812       3,001         1,828             0           289
Nations Texas Municipal Bond
  Fund                                 11,093        4,168       6,454         5,522             0           530
Nations Virginia Municipal
  Bond Fund                            12,592        4,700       6,580         5,629             0           578



         As discussed under the caption "Expenses," the Administrator will be required to reduce its fee from the Trust, in direct proportion to the fees payable to the Adviser and the Administrator by the Trust, if the expenses of the Trust exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

CUSTODIAN AND TRANSFER AGENT

         NationsBank of Texas, N.A., serves as custodian for the fund securities and cash of each Fund. As custodian, NationsBank of Texas, N.A., maintains custody of such Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds. For such services, NationsBank of Texas, N.A., is entitled to receive, in addition to out-of-pocket expenses, fees, payable monthly (i) at the rate of 1.25% of 1% of the amortized cost value of the Money Market Funds' investments and the average daily net assets of each Non-Money Market Fund, (ii) $10.00 per repurchase collateral transaction by each Fund, and

(iii) $15.00 per purchase, sale and maturity transaction involving each Fund. NationsBank of Texas, N.A. is a wholly owned subsidiary of NationsBank Corp.


         First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, which is located at One Exchange Place, Boston, Massachusetts 02109, acts as transfer agent for the Trust's Shares. Under the transfer agency agreements, the transfer agent maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes dividends and distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses. NationsBank of Texas, N.A., 901 Main Street, Dallas, Texas 75201, serves as sub-transfer agent for each Fund's Primary A and Primary B Shares.


SHAREHOLDER SERVICING AGREEMENTS (PRIMARY B SHARES ONLY)


         As stated in the Prospectuses for the Primary Shares, the Trust has a Shareholder Servicing Plan with respect to the Primary B Shares for each of the Funds except the Value Fund, Capital Growth Fund, Emerging Growth Fund, Disciplined Equity Fund, Equity Index Fund, Balanced Assets Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Diversified Income Fund and Strategic Fixed Income Fund. Pursuant to the Shareholder Servicing Plan, the Trust has entered into agreements with certain banks pertaining to the provision of administrative services to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the average daily net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers including information showing their position in shares; (v) responding to Customer inquiries concerning their investment in shares; (vi) providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; (vii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (viii) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreements or Shareholder Services Plan; (ix) arranging for bank wires; (x) providing general shareholder liaison services; and (xi) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules or regulations.

SHAREHOLDER ADMINISTRATION PLAN (PRIMARY B SHARES ONLY)

      As stated in the Prospectus describing the Primary B Shares of the Value Fund, Capital Growth Fund, Emerging Growth Fund, Disciplined Equity Fund, Equity Index Fund, Balanced Assets Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Diversified Income Fund and Strategic Fixed Income Fund, the Trust has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Trust may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Non-Money Market Fund Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Primary B Shares in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

      The Administration Plan also provides that in no event may the portion of the shareholder administration fee that constitutes a "service fee," as the term is defined in NASD Service Plan Rule, exceed 0.25% of the average daily net asset value of the Primary B Shares of the relevant Funds. In addition, to the extent any portion of the fees payable under the Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act. Such plan shall continue in effect as long as the Board of Trustees, including a majority of the Qualified Trustees, specifically approves the plan at least annually.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS FOR INVESTOR SHARES

         PREVIOUS  PLANS.  Prior to September 28, 1992, the Investor A Shares of
the Government Money Market Fund, Tax Exempt Fund, Value Fund, Short-Intermediate Government Fund, Municipal Income Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund, were subject to a Shareholder Servicing Plan substantially similar to the plan described above. The Shareholder Servicing Plan was terminated on September 27, 1992 with regard to each such Fund.

         Under a superseded shareholder servicing plan which related only to certain non-fiduciary shares in the Tax Exempt Fund, Sovran received certain fees. For the fiscal years ended November 30, 1990, and 1989, the Trust paid Sovran (after waivers) $204,919, and $176,411, respectively, for services provided by Sovran pursuant to that terminated plan.

         INVESTOR A SHARES. The Trust has adopted a revised Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor A Shares of the Funds. The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with Nations Fund Trust ("Servicing Agents"), up to 0.10% (on an annualized basis) of the average daily net asset value of Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         Such payments may be made to (i) the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or (ii) Selling Agents that have entered into a Sales Support Agreement with the Distributor for providing sales support assistance in connection with the sale of Investor A Shares. The sales support assistance provided by a Selling Agent under a Sales Support Agreement may include forwarding sales literature and advertising provided by Nations Fund Trust or the Distributor to their customers and providing such other sales support assistance as may be requested by the Distributor from time to time. Currently, substantially all fees paid by the Money Market Funds pursuant to the Investor A Plan are paid to compensate Selling Agents for providing sales support services, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor A Shares.

         Payments  under  the  Investor  A Plan by each  Non-Money  Market  Fund
(except the Short-Term Income Fund and the Short-Term Municipal Income Fund) also may be made to Servicing Agents that have entered into a Shareholder Servicing Agreement with Nations Fund Trust for providing shareholder support services to their Customers which hold of record or beneficially

Investor A Shares of a Non-Money Market Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of such Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from Nations Fund Trust on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing subaccounting with respect to Investor A Shares beneficially owned by their Customers or the information to us necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from Nations Fund Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers; (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as Nations Fund Trust may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations. The Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund may not pay for personal services and/or the maintenance of shareholder accounts, as such terms are interpreted by the NASD, under the Investor A Plan.

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. Fees received by the Distributor pursuant to the Investor A Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         In addition, the Trust has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of the Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund (the "Investor A Servicing Plan"). Pursuant to the Investor A Servicing Plan, each such Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Trust ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Plan. Fees paid pursuant to the Investor A Servicing Plan are calculated daily and paid monthly.

         INVESTOR C SHARES OF THE NON-MONEY MARKET FUNDS AND INVESTOR B SHARES OF THE MONEY MARKET FUNDS. As stated in the Prospectuses, the Trustees of the Trust have approved an Amended and Restated Distribution Plan (the "Investor C/B Plan") in accordance with Rule 12b-1 under the 1940 Act for the Investor C Shares of the Non-Money Market Funds and Investor B

Shares of Money Market Funds. Pursuant to the Investor C/B Plan, a Fund may pay the Distributor for certain expenses that are incurred in connection with sales support services. Payments under the Investor C/B Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Non-Money Market Fund and 0.10% of the average daily net asset value of Investor B Shares of a Money Market Fund. Payments to the Distributor pursuant to the Investor C/B Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor Shares covered by the Plan, (ii) for promotional activities intended to result in the sale of Investor Shares covered by the Plan such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor Shares covered by the Plan. Currently, substantially all fees paid pursuant to the Investor C/B Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor C Shares of a Non-Money Market Fund and Investor B Shares of a Money Market Fund. Fees received by the Distributor pursuant to the Investor C/B Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         Pursuant to the Investor C/B Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor C/B Shares of a Non-Money Market Fund and Investor B Shares of a Money Market Fund. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Non-Money Market Funds, and up to 0.10% of the average daily net asset value of the Investor B Shares of the Money Market Funds held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders. Fees paid pursuant to the Investor C/B Plan are accrued daily and paid monthly, and are charged as expenses of Shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor C/B Plan in any given year may exceed the sum of the fees received under the Investor C/B Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor C/B Plan is in effect. If the Investor C/B Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

         In  addition,  the  Trustees  have  approved  an Amended  and  Restated
Shareholder Servicing Plan with respect to Investor C Shares of the Non-Money Market Funds and Investor B Shares of the Money Market Funds (the "Investor C/B Servicing Plan"). Pursuant to its Investor C/B Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Trust ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under a Fund's Investor C/B Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of each Fund's Investor C or Investor B Shares, as appropriate. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for Investor Shares covered by the Plan from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor Shares covered by the Plan pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor Shares covered by the Plan; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in Investor Shares covered by the Plan;
(vii) providing subaccounting with respect to Investor Shares covered by the Plan beneficially owned by Customers or providing the information to us necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         INVESTOR D SHARES OF THE MONEY MARKET FUNDS. The Trustees have approved a Distribution Plan (the "Investor D Distribution Plan") with respect to Investor D Shares of the Money Market Funds. Pursuant to the Investor D Distribution Plan, a Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Investor D Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor D Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor D Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.45% of the average daily net asset value of each Money Market Fund's Investor D Shares.

         The fees payable under the Investor D Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services  provided,  and related  expenses  incurred,  by such  Selling  Agents.
Payments under the Investor D Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a Shareholder Servicing Plan with respect to Investor D Shares of the Money Market Funds (the "Investor D Servicing Plan"). Pursuant to the Investor D Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Trust ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Investor D Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor D Shares of the Money Market Funds.

         The fees payable under the Investor D Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Investor D Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor D Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor D Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor D Shares; (vii) providing sub-accounting with respect to such Investor D Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor D Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Investor D Distribution Plan and Investor D Servicing Plan (together, the "Investor D Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor D Plans which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or Nations Fund and reimbursed by the Fund pursuant to the Investor D Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor D Shares.

Any such excess expenses may be recovered in future years, so long as the Investor D Plans are in effect. Because there is no requirement under the Investor D Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor D Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor D Plans or in connection with contingent deferred sales charges, if for any reason the Investor D Plans are terminated, the Trustees will consider at that time the manner in which to treat such expenses.


         INVESTOR N SHARES OF THE NON-MONEY MARKET FUNDS. As stated in the Prospectuses for the Investor N Shares of the Non-Money Market Funds, the Trustees have approved a Distribution Plan (the "Investor N Distribution Plan") with respect to Investor N Shares of the Non-Money Market Funds. Pursuant to the Investor N Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor N Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor N Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor N Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Non-Money Market Fund's Investor N Shares.


         The fees payable under the Investor N Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services  provided,  and related  expenses  incurred,  by such  Selling  Agents.
Payments under the Investor N Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.


         In addition, the Trustees have approved a Shareholder Servicing Plan with respect to Investor N Shares of the Non-Money Market Funds and Investor C Shares of the Money Market Funds) the

"Investor N/C Servicing Plan"). Pursuant to its Investor N/C Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Trust ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under a Fund's Investor N/C Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Fund's Investor N or C Shares, as appropriate.


         The fees payable under the Investor N/C Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor N and C Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor N or C Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor N or C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in Investor N or C Shares; (vii) providing sub-accounting with respect to Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor N or C Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Investor C Distribution Plan and Investor N/C Servicing Plan (together, the "Investor N/C Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor N/C Plans which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or Nations Fund and reimbursed by the Fund pursuant to the Investor N/C Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor N Shares. Any such excess expenses may be recovered in future years, so long as the Investor N/C Plans are in effect.

         Because there is no requirement under the Investor N/C Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor N/C Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor N/C

Plans or in connection with contingent deferred sales charges, if for any reason the Investor N/C Plans are terminated, the Trustees will consider at that time and manner in which to treat such expenses.

         INFORMATION APPLICABLE TO INVESTOR A, INVESTOR B, INVESTOR C SHARES, INVESTOR D AND INVESTOR N SHARES. The Investor A Plan, the Investor A Servicing Plan, the Investor C/B Plan, the Investor C/B Servicing Plan, the Investor C Plan and the Investor N/C Servicing Plan (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Investor A Plan, the Investor A Servicing Plan, the Investor C/B Servicing Plan and the Investor N/C Servicing Plan is subject to, among other things, the National Association of Securities Dealers, Inc. ("NASD") Rules of Fair Practice governing receipt by NASD members of servicing fees from registered investment companies (the "NASD Service Fee Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Service Fee Rule.

         Each Plan requires the officers of the Trust to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.


         As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Trustees") on June 24, 1992, with respect to the Investor A Shares of each Fund except the Intermediate Municipal Bond Fund and the Tennessee Intermediate Municipal Bond Fund; on March 19, 1992 with respect to the Investor C Shares (formerly Investor B Shares) of the Value Fund, Short-Intermediate Government Fund, Municipal Income Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund; on June 24, 1992 with respect to the Investor C Shares (formerly Investor B Shares) of the Capital Growth Fund, Emerging Growth Fund, Balanced Assets Fund, Short-Term Income Fund, Diversified Income Fund, Strategic Fixed Income Fund, Florida Intermediate Municipal Bond Fund, and North Carolina Intermediate Municipal Bond Fund and Texas Intermediate Municipal Bond Fund; on February 3, 1993, with respect to the Investor A and Investor C Shares (formerly Investor B Shares) of the Intermediate Municipal Bond Fund and the Tennessee Intermediate Municipal Bond Fund; on February 3, 1993, with respect to the Investor B Shares of the Government Money Market Fund and the Tax Exempt Fund; and on February 3, 1993, with respect to the Investor N Shares (formerly Investor C Shares) of each Non-Money Market Fund. On August 4, 1993, the Board of Trustees approved the Investor N/C Servicing Plan with respect to the Money Market Funds. On February 2, 1994, the Board of Trustees approved the Primary B Servicing Plan, Investor A Plan, Investor C/B Plan, Investor C/B Servicing Plan, Investor C Plan and Investor N/C Servicing Plan with respect to the Disciplined Equity Fund.

         In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor B, Investor C Shares or Investor N Shares and the holders of such shares. The Plans were approved by the Investor A Shares of the Government Money Market Fund, Tax Exempt Fund, Value Fund, Short-Intermediate Government Fund, Municipal Income Fund, Georgia Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund on September 22, 1992. The Plans applicable to Investor A and Investor C Shares (formerly Investor B Shares) of the Capital Growth Fund, Emerging Growth Fund, Balanced Assets Fund, Short-Term Income Fund, Diversified Income Fund, Strategic Fixed Income Fund, North Carolina Intermediate Municipal Bond Fund, and Florida Intermediate Municipal Bond Fund were approved by the initial shareholders of each such Fund's Investor A Shares and Investor C Shares and will be submitted to each Fund's relevant shareholders for approval at a later date. The Plans applicable to the Investor C Shares (formerly Investor B Shares) of the Value Fund, Short-Intermediate Government Fund, Municipal Income Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund were approved by each such Fund's initial shareholder of Investor C Shares and by each Fund's shareholders on September 22, 1992. The Plans applicable to the Investor A Shares of the Intermediate Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and the Tennessee Intermediate Municipal Bond Fund were approved by such Funds' initial shareholder of Investor A Shares. The Plans applicable to the Investor N Shares (formerly Investor C Shares) of each Non-Money Market Fund were approved by each Fund's initial shareholder of Investor N Shares.


         All Plans shall continue in effect as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of qualified Trustees. On November 6, 1993, the Board of Trustees considered the Plans for all Funds (except the Special Equity Fund) and voted to continue such Plans for an additional one-year period.

         The Investor A Plan, the Investor C/B Plan and the Investor C Plan may be terminated with respect to Investor A, Investor C/B or Investor C Shares by vote of a majority of the Qualified Trustees, or by vote of a majority of the holders of a Fund's outstanding voting securities of the Investor A, Investor C/B or Investor C Shares. Any change in such a Plan that would increase materially the distribution expenses paid by the Investor A, Investor B, Investor C Shares or Investor N Shares, as appropriate, requires shareholder approval; otherwise, each Plan may be amended by the trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Investor A Servicing Plan, the Investor C/B Servicing Plan and the Investor N/C Servicing Plan may be terminated by a vote of a majority of the Qualified Trustees. As long as a Plan is in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees.

         Conflict of interest restrictions may apply to the receipt by Selling and/or Servicing Agents of compensation from Nations Fund in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor Shares.

         FEES PAID PURSUANT TO SHAREHOLDER SERVICING/DISTRIBUTION PLANS
                                INVESTOR A SHARES



                                                                 NET                    FEES
                                                              FEES PAID                WAIVED
  FUND                                                      FYE 11/30/95            FY 11/30/95
Government Money Market Fund                            $66,320                 $0
Tax Exempt Fund                                         325,609                  0
Value Fund                                              100,684                  0
Capital Growth Fund                                     33,996                   0
Emerging Growth Fund                                    10,934                   0
Disciplined Equity Fund                                 926                      0
Equity Index Fund                                       3                        0
Balanced Assets Fund                                    12,281                   0
Short-Intermediate Government Fund                      134,526                  0
Short-Term Income Fund                                  24,650                   0
Diversified Income Fund                                 22,769                   0
Strategic Fixed Income Fund                             349                      0
Municipal Income Fund                                   51,257                   0
Short-Term Municipal Income Fund                        4,237                    0
Intermediate Municipal Bond Fund                        1,714                    0
Florida Intermediate Municipal Bond Fund                4,198                    0
Georgia Intermediate Municipal Bond Fund                20,573                   0
Maryland Intermediate Municipal Bond Fund               42,880                   0
North Carolina Intermediate Municipal Bond  Fund        17,214                   0
South Carolina Intermediate Municipal Bond Fund         31,815                   0
Tennessee Intermediate  Municipal Bond Fund             15,683                   0
Texas Intermediate Municipal Bond Fund                  1,638                    0
Virginia Intermediate Municipal Bond Fund               151,365                  0
Florida Municipal Bond Fund                             3,021                    0
Georgia Municipal Bond Fund                             13                       0
Maryland Municipal Bond Fund                            1,205                    0
North Carolina Municipal Bond Fund                      1,530                    0
South Carolina Municipal Bond Fund                      850                      0
Tennessee Municipal Bond Fund                           216                      0
Texas Municipal Bond Fund                               311                      0
Virginia Municipal Bond Fund                            810                      0


                                      C-113




                    FEES PAID PURSUANT TO DISTRIBUTION PLANS

                   INVESTOR C SHARES - NON-MONEY MARKET FUNDS
                     INVESTOR B SHARES - MONEY MARKET FUNDS

                                 C-114





                                                                 NET                    FEES

                                                              FEES PAID                WAIVED
                                                             FYE 11/30/95           FYE 11/30/95

Government Money Market Fund                            $53,417                 $ 0
Tax Exempt Fund                                         107,280                  0
Value Fund                                              35,944                   0
Capital Growth Fund                                     29,156                   0
Emerging Growth Fund                                    6,801                    0
Disciplined Equity Fund                                 1,185                    0
Balanced Assets Fund                                    8,359                    0
Short-Intermediate Government Fund                      70,814                   0
Short-Term Income Fund                                  24,650                   0
Diversified Income Fund                                 22,769                   0
Strategic Fixed Income Fund                             349                      0
Municipal Income Fund                                   19,872                   0
Short-Term Municipal Income Fund                        2,660                    0
Intermediate Municipal Bond Fund                        662                      0
Florida Intermediate Municipal Bond Fund                1,436                    0
Georgia Intermediate Municipal Bond Fund                12,823                   0
Maryland Intermediate  Municipal Bond Fund              13,177                   0
North Carolina Intermediate Municipal Bond  Fund        7,248                    0
South Carolina Intermediate Municipal Bond Fund         28,757                   0
Tennessee Intermediate  Municipal Bond Fund             11                       0
Texas Intermediate Municipal Bond Fund                  2,216                    0
Virginia Intermediate Municipal Bond Fund               38,399                   0
Florida Municipal Bond Fund                             182                      0
Georgia Municipal Bond Fund                             270                      0
Maryland Municipal Bond Fund                            17                       0
North Carolina Municipal Bond Fund                      103                      0
South Carolina Municipal Bond Fund                      27                       0
Tennessee Municipal Bond Fund                           364                      0
Texas Municipal Bond Fund                               29                       0
Virginia Municipal Bond Fund                            61                       0




NOTE:    All fees paid under the Investor A and Investor C/B Shares Distribution
         Plans  were  accrued  as  payments  to  broker/dealers   and  financial
         institutions offering such shares to their customers.

                    FEES PAID PURSUANT TO DISTRIBUTION PLANS
                     INVESTOR D SHARES - MONEY MARKET FUNDS

                                                            FEES
                                        FYE                 WAIVED
  FUND                                 11/30/95             11/30/95

Government Money Market Fund              4                  $ 0
Tax Exempt Fund                           2                    0

                    FEES PAID PURSUANT TO DISTRIBUTION PLANS
                     INVESTOR C SHARES - MONEY MARKET FUNDS
                   INVESTOR N SHARES - NON-MONEY MARKET FUNDS

                                                                   NET               FEES
                                                                FEES PAID           WAIVED
                                      C-118

  FUND                                                         FYE 11/30/95       FYE 11/30/95


Value Fund                                                    $   449,537             $ 0
Capital Growth Fund                                               314,386               0
Emerging Growth Fund                                              232,800               0
Disciplined Equity Fund                                           39,592                0
Nations Equity Index Fund                                              --
Balanced Assets Fund                                              421,921               0
Short-Intermediate Government Fund                                70,600                0
Short-Term Income Fund                                            38,981                0
Diversified Income Fund                                           538,683               0
Strategic Fixed Income Fund                                       14,648                0
Municipal Income Fund                                             136,830               0
Short-Term Municipal Income Fund                                  37,488                0
Intermediate Municipal Bond Fund                                  5,868                 0
Florida Intermediate Municipal Bond Fund                          23,484                0
Georgia Intermediate Municipal Bond Fund                          38,810                0
Maryland Intermediate  Municipal Bond Fund                        22,102                0
North Carolina Intermediate Municipal Bond  Fund                  34,834                0
South Carolina Intermediate Municipal Bond Fund                   30,676                0
Tennessee Intermediate  Municipal Bond Fund                       17,478                0
Texas Intermediate Municipal Bond Fund                            15,692                0
Virginia Intermediate Municipal Bond Fund                         55,284                0
Florida Municipal Bond Fund                                       174,654               0
Georgia Municipal Bond Fund                                       84,678                0
Maryland Municipal Bond Fund                                      52,328                0
North Carolina Municipal Bond Fund                                207,955               0
South Carolina Municipal Bond Fund                                80,631                0
Tennessee Municipal Bond Fund                                     46,226                0
Texas Municipal Bond Fund                                         89,464                0
Virginia Municipal Bond Fund                                      111,655               0

                                 C-119

                                   DISTRIBUTOR

         On the Transition Date, Stephens Inc. (the "Distributor"), began serving as the principal underwriter and distributor of the shares of the Funds, replacing Funds Distributor, Inc. in this capacity. At a meeting held on August
4, 1993, the Board of Trustees selected Stephens Inc. as Distributor, effective on the Transition Date, and approved a distribution agreement ("Distribution
Agreement") with the Distributor. Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund and (ii) a majority of the trustees who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, or by the Distributor.




         For the fiscal years ended November 30, 1993, 1994 and 1995, the Trust's distributors received $2,384,184, $253,596 and $2,529,854, respectively, in sales loads in connection with purchases of shares in the Non-Money Market
Funds. The distributors retained $12,037.09, $25,931.38 and $46,619 of the amount received during the fiscal years ended November 30, 1993, 1994 and 1995 respectively, and paid the balance to selling dealers.




         In  connection  with  Investor  A  Shares,  the  distributors  received
$2,326,597,  $251,382  and  $301,358  in front end sales  loads,  and  $548,118,
$962,260 and $823,568 in 12b-1 fees for the fiscal years ended November 30, 1993, 1994 and 1995 respectively. Of those amounts, the distributors retained
$12,037.09,  $25,931.38 and $46,619 of the front end sales loads, and $0, $0 and
$0 of the 12b-1 fees, and paid the balance to selling dealers. In connection with the Contingent Deferred Sales Charges, the Distributors received $197,617 and $0 for the fiscal year ended November 30, 1994 and 1995, respectively and retained $0 and $0.




         In  connection  with  Investor  C  Shares,  the  distributors  received
$57,587, $2,214 and $0 in front end sales loads, $495,249, $412,364 and $307,980 in 12b-1 fees,





and $447,144, $27,296 and $4,470 in contingent deferred sales charge fees for the fiscal years ended November 30, 1993, 1994 and 1995 respectively. Of those amounts, the distributors retained $0, $0 and $0 of the front end sales loads, $117,307.76, $116,787.86 and $22,840 of the 12b-1 fees and $0, $17,460.67 and
$4,066 of the contingent deferred sales charge fees, and paid the balance to selling dealers.




         In connection with Investor N Shares the distributors received for the fiscal years ended November 30, 1993, 1994 and 1995 $187,631 $1,518,961 and
$2,228,496 in 12b-1 fees and $7,148,395, $1,522,633 and $1,581,923 in contingent deferred sales fees. No fees were retained by the Distributor.





                       INDEPENDENT ACCOUNTANT AND REPORTS


         On November 28, 1992, the Board of Trustees  selected Price  Waterhouse
LLP,  with  offices  at 160  Federal  Street,  Boston,  MA  02110,  to  serve as independent  accountant  to Nations  Fund Trust for the fiscal  years  beginning
December  1,  1992.   Certain   financial   information  which  appears  in  the
Prospectuses and the financial statements has been audited by the accountants.

         The audited financial statements and portfolio of investments contained in the Annual Report for the fiscal year ended November 30, 1995, are hereby incorporated by reference in this SAI. The Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.



                                     COUNSEL

         Morrison & Foerster LLP, 2000  Pennsylvania  Avenue,  N.W., Suite 5500,
Washington, D.C. 20006-1812, is counsel to the Trust.



                      ADDITIONAL INFORMATION ON PERFORMANCE


         From time to time,  the yield  and  total  return of a Fund's  Investor
Shares and Primary Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Performance information is available by calling 1-800-321-7854 with respect to Investor Shares and 1-800-621-2192 with respect to Primary Shares.


YIELD CALCULATIONS


         MONEY MARKET  FUNDS.  The "yield" and  "effective  yield" of Primary A,
Primary B,  Investor  A,  Investor B,  Investor C and  Investor D Shares of each
Money Market Fund are computed separately as described in the Prospectuses according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares;
and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.




         In addition,  the  "tax-equivalent  yield" of the Primary A, Primary B,
Investor A,  Investor B, Investor C and Investor D Shares of the Tax Exempt Fund
is  computed  by: (a)  dividing  the  portion  of the yield that is exempt  from
Federal income tax by one minus a stated Federal income tax rate; and (b) adding the figure  resulting from (a) above to that portion,  if any, of the yield that is not exempt from Federal income tax.



         The current yield for each class or series of shares may be obtained by calling the Trust at the telephone number provided on the cover page.



                  SEVEN DAY YIELD FOR THE PERIOD ENDED 11/30/95



                                                                                  Effective                       Tax
                                               Yield                              Yield            Tax            Equivalent
Nations Government                             Without          Effective         Without          Equivalent     Yield Without
Money Market Fund              Yield           Fee  Waivers     Yield             Fee Waivers      Yield          Fee Waivers


       Primary A Shares         5.51%           5.20%            5.65%             5.34%              N/A            N/A
       Primary B Shares         5.26%           4.95%            5.39%             5.08%              N/A            N/A
       Investor A Shares        5.16%           4.85%            5.28%             4.97%              N/A            N/A
       Investor B Shares        5.26%           4.95%            5.39%             5.08%              N/A            N/A
       Investor C Shares        5.26%           4.95%            5.39%             5.08%              N/A            N/A
       Investor D Shares        5.26%           4.95%            5.39%             5.08%              N/A            N/A





Nations Tax Exempt
Fund
       Primary A Shares         3.65%           3.32%            3.71%             3.38%            5.29%          4.96%
       Primary B Shares         3.40%           3.07%            3.45%             3.12%            4.93%          4.60%
       Investor A Shares        3.40%           3.07%            3.45%             3.12%            4.93%          4.60%
       Investor B Shares        3.45%           3.12%            3.51%             3.18%            5.00%          4.67%





       Investor C Shares        3.50%           3.17%            3.56%             3.23%            5.07%          4.74%
       Investor D Shares        2.99%           2.66%            3.03%             2.70%            4.33%          4.00%







         NON-MONEY MARKET FUNDS. Yield is calculated separately for the Investor A, Investor C, Investor N, Primary A and Primary B Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                           Yield = 2 [(a-b+ 1)6 - 1]
                                         cd

Where:       a =     dividends and interest earned during the period.

             b =     expenses accrued for the period (net of reimbursements).

             c = the average daily number of shares outstanding during the period that were entitled to receive dividends.


             d = maximum offering price per share on the last day of the period (again, for Primary A and Primary B Shares, this is equivalent to net asset value per share).


         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.



         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Fund to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.





         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor N Shares. These may be calculated based on the Investor A, Investor C or Investor N Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor N Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.





         INVESTOR A SHARES ONLY. Based on the foregoing calculations, the yield, taking into account fee waivers and/or expense reimbursements, and the yield without fee waivers and/or expense reimbursements for the 30-day period ended November 30, 1995 were as follows:




                 THIRTY DAY YIELD FOR THE PERIOD ENDED 11/30/95

                                                                                                     Tax
                                                            Yield                 Tax                Equivalent
                                                            Without               Equivalent         Yield Without
                                        Yield               Fee Waivers           Yield              Fee Waivers

Short-Intermediate
Government Fund
      Primary A Shares                  5.45%                   5.24%               7.90%                7.59%
      Investor A Shares                 5.08%                   4.84%               7.36%                7.01%
      Investor C Shares                 4.95%                   4.26%               7.17%                6.17%
      Investor N Shares                 4.85%                   4.26%               7.03%                6.17%


Short-Term Income Fund
      Primary A Shares                  5.90%                   5.65%               8.55%                8.19%
      Investor A Shares                 5.61%                   5.04%               8.13%                7.30%
      Investor C Shares                 5.55%                   4.63%               8.04%                6.71%
      Investor N Shares                 5.55%                   4.63%               8.04%                6.71%

Diversified Income Fund
      Primary A Shares                  6.27%                   6.23%               9.09%                9.03%
      Investor A Shares                 5.73%                   5.63%               8.30%                8.16%
      Investor C Shares                 5.52%                   5.17%               8.00%                7.49%
      Investor N Shares                 5.52%                   5.17%               8.00%                7.49%

Strategic Fixed Income Fund
      Primary A Shares                  5.62%                   5.56%               8.14%                8.06%
      Investor A Shares                 5.25%                   5.17%               7.61%                7.49%
      Investor C Shares                 5.12%                   4.59%               7.42%                6.65%
      Investor N Shares                 4.97%                   4.59%               7.20%                6.65%

Nations Municipal Income Fund
      Primary A Shares                  5.25%                   5.00%               7.61%                7.25%
      Investor A Shares                 4.83%                   4.53%               7.00%                6.57%
      Investor C Shares                 4.50%                   4.00%               6.52%                5.80%
      Investor N Shares                 4.50%                   4.00%               6.52%                5.80%

Nations Short-Term Municipal
Income  Fund
      Primary A Shares                  4.07%                   3.81%               5.90%                5.52%
      Investor A Shares                 3.82%                   3.27%               5.54%                4.74%
      Investor C Shares                 3.82%                   2.82%               5.54%                4.09%
      Investor N Shares                 3.72%                   2.82%               5.39%                4.09%

Nations Intermediate
Municipal Bond Fund
      Primary A Shares                  4.62%                   4.36%               6.70%                6.32%
      Investor A Shares                 4.28%                   3.98%               6.20%                5.77%
      Investor C Shares                 4.12%                   3.37%               5.97%                4.88%
      Investor N Shares                 4.12%                   3.37%               5.97%                4.88%

Nations Florida Intermediate
Municipal Bond Fund
      Primary A Shares                  4.44%                   4.25%               6.43%                6.16%
      Investor A Shares                 4.10%                   3.87%               5.94%                5.61%
      Investor C Shares                 3.94%                   3.26%               5.71%                4.72%
      Investor N Shares                 3.94%                   3.26%               5.71%                4.72%

Nations Georgia Intermediate
Municipal Bond Fund
      Primary A Shares                  4.40%                   4.21%               6.98%                6.68%
      Investor A Shares                 4.07%                   3.84%               6.46%                6.10%
      Investor C Shares                 3.90%                   3.22%               6.19%                5.11%
      Investor N Shares                 3.90%                   3.22%               6.19%                5.11%




Nations Maryland Intermediate
Municipal Bond Fund
      Primary A Shares                  4.18%                   3.99%               6.53%                6.23%
      Investor A Shares                 3.85%                   3.62%               6.02%                5.66%
      Investor C Shares                 3.69%                   3.01%               5.77%                4.70%
      Investor N Shares                 3.69%                   3.01%               5.77%                4.70%

Nations North Carolina
Intermediate Municipal Bond Fund
      Primary A Shares                  4.36%                   4.20%               7.03%                6.77%
      Investor A Shares                 4.03%                   3.78%               6.50%                6.10%
      Investor C Shares                 3.86%                   3.16%               6.23%                5.10%
      Investor N Shares                 3.86%                   3.16%               6.23%                5.10%

Nations South Carolina
Intermediate Municipal Bond Fund
      Primary A Shares                  4.61%                   4.41%               7.44%                7.11%
      Investor A Shares                 4.26%                   4.02%               6.87%                6.48%
      Investor C Shares                 4.11%                   3.42%               6.63%                5.52%
      Investor N Shares                 4.11%                   3.42%               6.63%                5.52%

Nations Tennessee Intermediate
Municipal Bond Fund
      Primary A Shares                  4.43%                   4.27%               7.03%                6.77%
      Investor A Shares                 4.10%                   3.85%               6.51%                6.11%
      Investor C Shares                 3.97%                   3.27%               6.30%                5.19%
      Investor N Shares                 3.94%                   3.24%               6.25%                5.14%

Nations Texas Intermediate
Municipal Bond Fund
      Primary A Shares                  4.46%                   4.30%               6.46%                6.23%
      Investor A Shares                 4.12%                   3.87%               5.97%                5.61%
      Investor C Shares                 3.96%                   3.26%               5.74%                4.72%
      Investor N Shares                 3.96%                   3.26%               5.74%                4.72%

Nations Virginia Intermediate
Municipal Bond Fund
      Primary A Shares                  4.26%                   4.01%               6.74%                6.34%
      Investor A Shares                 3.93%                   3.64%               6.21%                5.75%
      Investor C Shares                 3.76%                   3.02%               5.94%                4.77%
      Investor N Shares                 3.76%                   3.02%              5..94%                4.77%

Nations Florida Municipal
Bond Fund
      Primary A Shares                  4.89%                   4.43%               7.09%                6.42%
      Investor A Shares                 4.49%                   3.99%               6.51%                5.78%
      Investor C Shares                 4.14%                   3.44%               6.00%                4.99%
      Investor N Shares                 4.14%                   3.44%               6.00%                4.99%

Nations Georgia Municipal
Bond Fund
      Primary A Shares                  4.99%                   4.53%               7.92%                7.19%
      Investor A Shares                 4.61%                   4.11%               7.32%                6.52%
      Investor C Shares                 4.24%                   3.54%               6.73%                5.62%
      Investor N  Shares                4.24%                   3.54%               6.73%                5.62%




Nations Maryland Municipal
Bond Fund
      Primary A Shares                  4.80%                   4.34%               7.50%                6.78%
      Investor A Shares                 4.41%                   3.91%               6.89%                6.11%
      Investor C Shares                 4.02%                   3.32%               6.28%                5.19%
      Investor N Shares                 4.06%                   3.36%               6.34%                5.25%

Nations North Carolina
Municipal Bond Fund
      Primary A Shares                  4.92%                   4.46%               7.94%                7.19%
      Investor A Shares                 4.52%                   4.02%               7.29%                6.48%
      Investor C Shares                 4.15%                   3.45%               6.69%                5.56%
      Investor N Shares                 4.18%                   3.48%               6.74%                5.61%

Nations South Carolina
Municipal Bond Fund
      Primary A Shares                  5.05%                   4.59%               8.15%                7.40%
      Investor A Shares                 4.64%                   4.14%               7.48%                6.68%
      Investor C Shares                 4.29%                   3.59%               6.92%                5.79%
      Investor N Shares                 4.30%                   3.60%               6.94%                5.81%

Nations Tennessee
Municipal Bond Fund
      Primary A Shares                  5.01%                   4.55%               7.95%                7.22%
      Investor A Shares                 4.61%                   4.11%               7.32%                6.52%
      Investor C Shares                 4.27%                   3.57%               6.78%                5.67%
      Investor N Shares                 4.27%                   3.57%               6.78%                5.67%

Nations Texas
Municipal Bond Fund
      Primary A Shares                  4.90%                   4.44%               7.10%                6.43%
      Investor A Shares                 4.50%                   4.00%               6.52%                5.80%
      Investor C Shares                 4.15%                   3.45%               6.01%                5.00%
      Investor N Shares                 4.16%                   3.46%               6.03%                5.01%

Nations Virginia
Municipal Bond Fund
      Primary A Shares                  5.06%                   4.60%               8.00%                7.27%
      Investor A Shares                 4.65%                   4.15%               7.35%                6.56%
      Investor C Shares                 4.32%                   3.62%               6.83%                5.72%
      Investor N Shares                 4.31%                   3.61%               6.81%                5.71%




The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate; and adding that figure to that portion, if any, of the yield that is not exempt from Federal income tax. The Federal income tax rate used in calculating the "tax-equivalent" yield was 31%. The state income tax rate used in calculating the "tax-equivalent" yield of the State Intermediate Municipal Bond Funds was as follows: Florida --0%;; Georgia --6%; Maryland --5%; North Carolina --7%; South Carolina --7%; Tennessee 6%; Texas --0%; and Virginia --5.75%.

     Hypothetical examples showing the level of taxable yield needed to produce on after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided below are such illustrations:

     For the Georgia Intermediate Municipal Bond fund and Georgia Municipal Bond
Fund:



Single Return       $23,350-$56,550    $56,550-$117,950    $117,950-$256,500
Joint Return        $39,000-$94,250    $94,250-$143,600    $143,600-$256,500



To match a
 tax-free
yield of:               A taxable investment would have to pay you:


     4%                6.06%             6.35%                 6.90%
     5%                7.58%             7.94%                 8.62%
     6%                9.09%             9.52%                 10.34%
     7%                10.60%            11.11%                12.07%
     8%                12.12%            12.70%                13.79%


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1995 Federal (28%, 31%, 36%) and Georgia (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1995 effective Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal surtax imposed on certain high-income taxpayers.



     For the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund:

Single Return      $23,350-$56,550     $56,550-$117,950      $117,950-$256,500
Joint Return       $39,000-$94,250     $94,250-$143,600      $143,600-$256,500



To match a
tax-free
yield of:               A taxable investment would have to pay you:

     4%                   6.20%                6.50%                 7.08%
     5%                   7.75%                8.13%                 8.85%
     6%                   9.30%                9.76%                 10.62%
     7%                   10.85%               11.38%                12.39%
     8%                   12.40%               13.01%                14.16%




The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1995 Federal (28%, 31%, 36%), Maryland (5%) and local county (2.5%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1995 effective Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal surtax imposed on certain high-income taxpayers.

         For the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund:




Single Return       $23,350-$56,550     $56,550-$60,000    $60,000-$117,950      $117,950-$256,500
                    (28%, 7%)           (31%, 7%)          (31%, 7.75%)          (36%, 7.75%)
Joint Return        $39,000-$94,250     $94,250-$100,000   $100,000-$143,600    $143,600-$256,500
                    (28%, 7%)           (31%,7%)           (31%, 7.75%)          (36%, 7.75%)


To match a
tax-free
yield of:                  A taxable investment would have to pay you:



       4%            6.15%          6.45%         6.53%               7.11%
       5%            7.69%          8.06%         8.16%               8.99%
       6%            9.23%          9.68%         9.80%              10.67%
       7%           10.77%         11.29%        11.43%              12.44%
       8%           12.31%         12.90%        13.06%              14.22%



The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1995 Federal (28%, 31% 36%) and North Carolina (7%, 7.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1995 effective Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal surtax imposed on certain high-income taxpayers.






For the South Carolina Intermediate Municipal Bond Fund and South Carolina
Municipal Bond Fund:



Single Return       $23,350-$56,550    $56,500-$117,900       $117,950-$256,000
                    (28%, 7%)          (31%, 7%)              (36%, 7.%)
Joint Return        $39,000-$94,250    $94,250-$143,600       $143,600-$256,500
                    (28%, 7%)          (31%,7%)               (36%, 7%)



To match a
tax-free
yield of:                  A taxable investment would have to pay you:



       4%                   6.15%              6.45%               7.02%
       5%                   7.69%              8.06%               8.77%
       6%                   9.23%              9.68%              10.53%
       7%                  10.77%             11.29%              12.28%
       8%                  12.31%             12.90%              14.04%




The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1995 Federal (28%, 31%, 36%) and South Carolina (7%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1995 effective Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers.
This schedule does not take into account the 39.6% Federal surtax imposed on certain high-income taxpayers.






For the Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal
Bond Fund:


Single Return       $23,350-$56,550    $56,500-$117,900       $117,950-$256,000
                    (28%, 6%)          (31%, 6%)              (36%, 6.%)
Joint Return        $39,000-$94,250    $94,250-$143,600       $143,600-$256,500
                    (28%, 6%)          (31%,6%)               (36%, 6%)


To match a
tax-free
yield of:                  A taxable investment would have to pay you:



       4%                   6.06%              6.35%               6.90%
       5%                   7.58%              7.94%               8.62%
       6%                   9.09%              9.52%              10.34%
       7%                  10.61%             11.11%              12.07%
       8%                  12.12%             12.70%              13.79%





The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular  yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1995 Federal (28%,  31%,  36%) and Tennessee  (6%) tax rates and assume a
Federal tax benefit for the state and local  taxes.  Note that the highest  1995 effective  Federal  tax rate may be  higher  than  36% due to the  phase-out  of allowable  itemized  deductions and personal  exemptions for certain  taxpayers.
This  schedule does not take into account the 39.6%  Federal  surtax  imposed on certain high-income taxpayers.





For the Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond
Fund:



Single Return       $23,350-$56,550    $56,500-$117,900       $117,950-$256,000
                    (28%, 5.75%)       (31%, 5.75%)           (36%, 5.75%)
Joint Return        $39,000-$94,250    $94,250-$143,600       $143,600-$256,500
                    (28%, 5.75%)       (31%,5.75%)            (36%, 5.75%)


To match a
tax-free
yield of:                  A taxable investment would have to pay you:



       4%                   6.04%              6.32%               6.87%
       5%                   7.55%              7.91%               8.58%
       6%                   9.06%              9.49%              10.30%
       7%                  10.57%             11.07%              12.02%
       8%                  12.08%             12.65%              13.73%




The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular  yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1995 Federal (28%, 31%, 36%) and Virginia  (5.75%) tax rates and assume a
Federal tax benefit for the state and local  taxes.  Note that the highest  1995 effective  Federal  tax rate may be  higher  than  36% due to the  phase-out  of allowable  itemized  deductions and personal  exemptions for certain  taxpayers.
This  schedule does not take into account the 39.6%  Federal  surtax  imposed on certain high-income taxpayers.




For  the  Municipal   Income  Fund,   Short-Term   Municipal  Income  Fund,  the
Intermediate  Municipal Bond Fund, the Florida Intermediate Municipal Bond Fund,
Florida  Municipal  Bond Fund,  the Texas  Intermediate  Municipal Bond Fund and
Texas Municipal Bond Fund:



Single Return       $23,350-$56,550    $56,500-$117,900       $117,950-$256,000
                    (28%)              (31%)                  (36%)
Joint Return        $39,000-$94,250    $94,250-$143,600       $143,600-$256,500
                    (28%)              (31%)                  (36%)


To match a
tax-free
yield of:                  A taxable investment would have to pay you:

       4%                   5.56%              5.80%               6.25%
       5%                   6.94%              7.25%               7.81%
       6%                   8.33%              8.70%               9.38%
       7%                   9.72%             10.14%              10.94%
       8%                  11.11%             11.59%              12.50%


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular  yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1995 Federal (28%, 31%, 36%) tax rates.  This analysis does not take into account any state or local taxes imposed,  although, with respect to the Florida
Intermediate  Municipal  Bond Fund,  the Florida  Municipal Bond Fund, the Texas
Intermediate  Municipal  Bond Fund and the Texas  Municipal  Bond Fund,  neither
Florida  nor Texas  impose a personal  income tax.  Note that the  highest  1995 effective  Federal  tax rate may be  higher  than  36% due to the  phase-out  of allowable  itemized  deductions and personal  exemptions for certain  taxpayers.
This  schedule does not take into account the 39.6%  Federal  surtax  imposed on certain high-income taxpayers.


      There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

TOTAL RETURN CALCULATIONS


      Each Non-Money Market Fund computes its average annual total return for Investor A, Investor C, Investor N, Primary A and Primary B Shares separately by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                  T =      [(ERV)1/n - 1]
                               P

Where:        T          =     average annual total return.

              ERV              = ending  redeemable  value at
                               the end of the period  covered
                               by   the   computation   of  a
                               hypothetical   $1,000  payment
                               made at the  beginning  of the
                               period.

                P        =     hypothetical initial payment of $1,000.

                n        =     period covered by the computation, expressed in
                               terms of years.



      The Funds compute their  aggregate  total returns for Investor A, Investor
C, Investor N, Primary A and Primary B Shares separately by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                                    T =     [(ERV) - 1]
                                                 P


      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable
"ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Funds' average annual total return and aggregate total return quotations for Primary A, Investor A, Investor
C and Investor N Shares reflect the deduction of the maximum sales charge charged (if applicable) with respect to the applicable class of shares in connection with the purchase of these shares. The Funds may also provide, in conjunction with such quotations for Primary A, Investor A, Investor C and Investor N Shares, additional quotations that do not reflect the maximum sales charge when the quotations are being provided to investors who are subject to waiver of or reduction in the sales charges described in the Investor
Shares Prospectuses.


      Based on the foregoing calculations, the Fund's average annual total return for all classes of shares were as follows for the periods indicated:



                           AVERAGE ANNUAL TOTAL RETURN


                                                                         5-YEAR           INCEPTION
                                                       FYE            PERIOD ENDING         THROUGH
                                                     11/30/95            11/30/95           11/30/95

Nations Value Fund
       Primary A Shares                              34.53%             16.16%              12.89%
       Investor A Shares                             26.51%             14.63%              12.06%
       Investor C Shares                             32.15%             N/A                 14.24%
       Investor N Shares                             28.55%             N/A                 13.57%
Nations Capital Growth Fund
       Primary A Shares                              30.96%             N/A                 13.61%
       Investor A Shares                             23.19%             N/A                 11.25%
       Investor C Shares                             28.61%             N/A                 12.48%
       Investor N Shares                             24.80%             N/A                 12.78%
Nations Emerging Growth Fund
       Primary A Shares                              29.95%             N/A                 14.59%
       Investor A Shares                             22.20%             N/A                 12.61%
       Investor C Shares                             27.67%             N/A                 14.08%
       Investor N Shares                             23.75%             N/A                 16.25%


Nations Disciplined Equity Fund
       Primary A Shares                              31.13%             N/A                 26.46%
       Invest A Shares                               23.51%             N/A                 12.44%
       Investor C Shares                             N/A                N/A                 N/A
       Investor N Shares                             24.94%             N/A                 17.80%
Nations Equity Index Fund
       Primary A Shares                              36.35%             N/A                 17.32%
       Investor A Shares                             N/A                N/A                 N/A
Nations Balanced Assets Fund
       Primary A Shares                              25.27%             N/A                 10.63%
       Investor A Shares                             17.82%             N/A                 8.33%
       Investor C Shares                             23.03%             N/A                 9.54%
       Investor N Shares                             19.35%             N/A                 8.49%
Nations Short-Intermediate Government Fund
       Primary A Shares                              11.70%             N/A                 7.31%
       Investor A Shares                             7.86%              N/A                 6.35%



                                                                         5-YEAR           INCEPTION
                                                       FYE            PERIOD ENDING         THROUGH
                                                     11/30/95            11/30/95           11/30/95
       Investor C Shares                             10.15%             N/A                 5.12%
       Investor N Shares                             7.02%              N/A                 3.09%
Nations Short-Term Income Fund
       Primary A Shares                              10.48%             N/A                 5.25%
       Investor A Shares                             8.63%              N/A                 4.47%
       Investor C Shares                             10.08%             N/A                 4.76%
       Investor N Shares                             10.10%             N/A                 4.99%
Nations Diversified Income Fund
       Primary A Shares                              20.11%             N/A                 10.78%
       Investor A Shares                             14.13%             N/A                 8.78%
       Investor C Shares                             18.22%             N/A                 10.19%
       Investor N Shares                             14.22%             N/A                 6.95%
Nations Strategic Fixed Income Fund
       Primary A Shares                              16.45%             N/A                 7.68%
       Investor A Shares                             12.44%             N/A                 6.34%
       Investor C Shares                             14.87%             N/A                 7.12%


                                                                         5-YEAR           INCEPTION
                                                       FYE            PERIOD ENDING         THROUGH
                                                     11/30/95            11/30/95           11/30/95
       Investor N Shares                             10.70%             N/A                 4.64%
Nations Municipal Income Fund
       Primary A Shares                              21.55%             N/A                 8.61%
       Investor A Shares                             16.16%             N/A                 7.50%
       Investor C Shares                             19.65%             N/A                 7.23%
       Investor N Shares                             15.65%             N/A                 4.39%
Nations Short-Term Municipal Income Fund
       Primary A Shares                              8.16%              N/A                 4.27%
       Investor A Shares                             6.33%              N/A                 3.48%
       Investor C Shares                             7.95%              N/A                 5.43%
       Investor N Shares                             7.78%              N/A                 3.92%
Nations Intermediate Municipal Bond Fund
       Primary A Shares                              15.60%             N/A                 5.54%
       Investor A Shares                             11.63%             N/A                 3.42%
       Investor C Shares                             13.96%             N/A                 12.95%
       Investor N Shares                             11.02%             N/A                 3.10%
Nations Florida Intermediate Bond Fund
       Primary A Shares                              15.92%             N/A                 6.78%
       Investor A Shares                             11.92%             N/A                 5.46%
       Investor C Shares                             14.34%             N/A                 6.20%


                                                                         5-YEAR           INCEPTION
                                                       FYE            PERIOD ENDING         THROUGH
                                                     11/30/95            11/30/95           11/30/95
       Investor N Shares                             11.34%             N/A                 4.21%
Nations Georgia Intermediate Municipal Bond Fund
       Primary A Shares                              15.42%             N/A                 7.27%
       Investor A Shares                             11.45%             N/A                 6.25%
       Investor C Shares                             13.85%             N/A                 6.39%
       Investor N Shares                             10.85%             N/A                 3.96%
Nations Maryland Intermediate Municipal Bond Fund
       Primary A Shares                              15.16%             7.10%               7.50%
       Investor A Shares                             11.20%             6.26%               6.70%
       Investor C Shares                             13.59%             N/A                 5.76%.
       Investor N Shares                             10.59%             N/A                 3.75%

Nations North Carolina Intermediate Municipal
Bond Fund
       Primary A Shares                              15.41%             N/A                 6.44%
       Investor A Shares                             11.44%             N/A                 5.06%
       Investor C Shares                             13.84%             N/A                 5.83%
       Investor N Shares                             10.84%             N/A                 3.86%
Nations South Carolina Intermediate Municipal
Bond Fund


                                                                         5-YEAR           INCEPTION
                                                       FYE            PERIOD ENDING         THROUGH
                                                     11/30/95            11/30/95           11/30/95
       Primary A Shares                              15.02%             N/A                 6.86%
       Investor A Shares                             11.06%             N/A                 5.93%
       Investor C Shares                             13.45%             N/A                 6.23%
       Investor N Shares                             10.45%             N/A                 4.15%
Nations Tennessee Intermediate Municipal Bond Fund
       Primary A Shares                              15.22%             N/A                 5.40%
       Investor A Shares                             11.26%             N/A                 4.12%
       Investor C Shares                             13.62%             N/A                 12.97%
       Investor N Shares                             10.65%             N/A                 3.88%
Nations Texas Intermediate Municipal Bond Fund
       Primary A Shares                              13.83%             N/A                 6.01%
       Investor A Shares                             9.91%              N/A                 4.05%
       Investor C Shares                             12.27%             N/A                 12.37%
       Investor N Shares                             9.27%              N/A                 3.45%


                                                                         5-YEAR           INCEPTION
                                                       FYE            PERIOD ENDING         THROUGH
                                                     11/30/95            11/30/95           11/30/95
Nations Virginia Intermediate Municipal Bond Fund
       Primary A Shares                              14.39%             6.90%               7.01%
       Investor A Shares                             10.45%             6.07%               6.31%
       Investor C Shares                             12.82%             N/A                 5.71%
       Investor N Shares                             9.82%              N/A                  3.58%
Nations Florida Municipal Bond Fund
       Primary A Shares                              22.69%             N/A                 4.77%
       Investor A Shares                             17.25%             N/A                 1.98%
       Investor C Shares                             20.80%             N/A                 19.65%
       Investor N Shares                             16.78%             N/A                  2.27%
Nations Georgia Municipal Bond Fund
       Primary A Shares                              22.48%             N/A                 4.02%
       Investor A Shares                             17.06%             N/A                 1.73%
       Investor C Shares                             20.59%             N/A                 19.46%
       Investor N Shares                             16.58%             N/A                 2.13%
Nations Maryland Municipal Bond Fund
       Primary A Shares                              21.23%             N/A                 12.66%
       Investor A Shares                             15.85%             N/A                 2.28%
       Investor C Shares                             19.29%             N/A                 18.25%
       Investor N Shares                             15.33%             N/A                 1.50%


                                                                         5-YEAR           INCEPTION
                                                       FYE            PERIOD ENDING         THROUGH
                                                     11/30/95            11/30/95           11/30/95
Nations North Carolina Municipal Bond Fund
       Primary A Shares                              22.87%             N/A                 3.82%
       Investor A Shares                             17.42%             N/A                 2.07%
       Investor C Shares                             20.93%             N/A                 19.51%
       Investor N Shares                             16.96%             N/A                 2.12%
Nations South Carolina Municipal Bond Fund
       Primary A Shares                              21.99%             N/A                 5.49%
       Investor A Shares                             16.57%             N/A                 3.86%
       Investor C Shares                             20.01%             N/A                 18.82%
       Investor N Shares                             16.08%             N/A                 3.40%
Nations Tennessee Municipal Bond Fund
       Primary A Shares                              21.52%             N/A                 7.49%
       Investor A Shares                             16.13%             N/A                 3.25%
       Investor C Shares                             19.62%             N/A                 18.98%
       Investor N Shares                             15.63%             N/A                 2.85%
Nations Texas Municipal Bond Fund
       Primary A Shares                              22.09%             N/A                 3.88%
       Investor A Shares                             16.67%             N/A                 1.96%
       Investor C Shares                             20.15%             N/A                 19.05%
       Investor N Shares                             16.19%             N/A                 1.96%



                                                                         5-YEAR           INCEPTION
                                                       FYE            PERIOD ENDING         THROUGH
                                                     11/30/95            11/30/95           11/30/95
 Nations Virginia Municipal Bond Fund
       Primary A Shares                              22.63%             N/A                 3.58%
       Investor A Shares                             17.19%             N/A                 2.17%
       Investor C Shares                             20.71%             N/A                 19.31%
       Investor N Shares                             16.72%             N/A                 1.61%





         Based on the foregoing calculations, the Funds' aggregate total returns for all classes of shares were as follows for the periods indicated:



                                                                     AGGREGATE ANNUAL TOTAL
   RETURN

                                                                 5-Year period   5-Year period    Inception       Inception
                                    FYE           FYE            ending          ending           through         through
                                    11/30/95      11/30/95       11/30/95        11/30/95         11/30/95        11/30/95
                                    Without       Including      Without         Including        Without         Including
                                    Sales         Sales          Sales           Sales            Sales           Sales
                                    Charges       Charges        Charges         Charges          Charges         Charges


Nations Value Fund
  Primary A Shares                   34.53%          N/A          111.46%        111.46%         111.98%            N/A
  Investor A Shares                  34.22%        26.51%         110.01%         97.93%         109.68%           97.62%
  Investor C Shares                  33.15%        32.15%         N/A             N/A             58.37%           58.37%
  Investor N Shares                  33.55%        28.55%         N/A             N/A40.12%       37.12%


Nations Capital Growth  Fund
  Primary A Shares                   30.96%          N/A          N/A             N/A49.78%      N/A
  Investor A Shares                  30.70%        23.19%         N/A             N/A             48.63%           40.09%
  Investor C Shares                  29.61%        28.61%         N/A             N/A             45.02%           45.02%
  Investor N Shares                  29.80%        24.80%         N/AN/A          37.76%          34.76%


Nations Emerging Growth  Fund
  Primary A Shares                   29.95%           N/A         N/AN/A          50.25%         N/A
  Investor A Shares                  29.65%        22.20%         N/AN/A          51.02%          42.34%
  Investor C Shares                  28.67%        27.67%         N/AN/A          47.53%          47.53%




                                                                     AGGREGATE ANNUAL TOTAL
   RETURN

                                                                 5-Year period   5-Year period    Inception       Inception
                                    FYE           FYE            ending          ending           through         through
                                    11/30/95      11/30/95       11/30/95        11/30/95         11/30/95        11/30/95
                                    Without       Including      Without         Including        Without         Including
                                    Sales         Sales          Sales           Sales            Sales           Sales
                                    Charges       Charges        Charges         Charges          Charges         Charges


  Investor N Shares                  28.75%        23.75%         N/AN/A          48.29%          45.29%


Nations Disciplined Equity Fund
  Primary A Shares                   31.13%          N/A          N/A             N/A110.16%     N/A
  Investor A Shares                  31.05%        23.51%         N/A             N/A             39.72%           31.68%
  Investor C Shares                    N/A           N/A          N/A             N/A             20.78%           19.78%
  Investor N Shares                  29.94%        24.94%         N/AN/A          32.48%          28.48%


Nations Equity Index Fund
  Primary A Shares                   36.35%         N/A           N/A             N/A36.75%      N/A
  Investor A Shares                    N/A          N/A           N/A             N/A                N/A             N/A

Nations Balanced Assets Fund
  Primary A Shares                   25.27%          N/A          N/AN/A          37.69%         N/A
  Investor A Shares                  25.01%        17.82%         N/AN/A          36.62%          28.77%
  Investor C Shares                  24.03%        23.03%         N/AN/A          33.38%          33.38%
  Investor N Shares                  24.35%        19.35%         N/AN/A          25.41%          22.41%


Nations Short-Intermediate Government
Fund
  Primary A Shares                   11.70%         N/A           N/AN/A          35.71%         N/A




                                                                     AGGREGATE ANNUAL TOTAL
   RETURN

                                                                 5-Year period   5-Year period    Inception       Inception
                                    FYE           FYE            ending          ending           through         through
                                    11/30/95      11/30/95       11/30/95        11/30/95         11/30/95        11/30/95
                                    Without       Including      Without         Including        Without         Including
                                    Sales         Sales          Sales           Sales            Sales           Sales
                                    Charges       Charges        Charges         Charges          Charges         Charges



  Investor A Shares                  11.48%         7.86%         N/AN/A          34.85%          30.47%
  Investor C Shares                  11.15%        10.15%         N/AN/A          18.81%          18.81%
  Investor N Shares                  11.02%         7.02%         N/AN/A          10.76%           7.84%



Nations Short-Term Income Fund
  Primary A Shares                   10.48%          N/A          N/A             N/A17.59%      N/A
  Investor A Shares                  10.29%         8.63%         N/A             N/A16.59%       14.84%
  Investor C Shares                  10.08%        10.08%         N/A             N/A15.83%       15.83%
  Investor N Shares                  10.10%        10.10%         N/A             N/A12.83%       12.83%


Nations Diversified Income Fund
  Primary A Shares                   20.11%          N/A          N/A             N/A37.15%      N/A
  Investor A Shares                  19.82%        14.13%         N/A             N/A35.31%       28.88%
  Investor C Shares                  19.22%        18.22%         N/A             N/A34.56%       34.56%
  Investor N Shares                  19.22%        14.22%         N/A             N/A21.13%       18.13%


Nations Strategic Fixed Income Fund
  Primary A Shares                   16.45%          N/A          N/A             N/A25.67%      N/A
  Investor A Shares                  16.22%        12.44%         N/A             N/A24.52%       20.47%
  Investor C Shares                  15.87%        14.87%         N/A             N/A23.24%       23.24%
  Investor N Shares                  15.70%        10.70%         N/A             N/A14.86%       11.91%


Nations Municipal Income Fund
  Primary A Shares                   21.55%          N/A          N/A             N/A49.00%      N/A
  Investor A Shares                  21.31%        16.16%         N/A             N/A48.09%       41.79%
  Investor C Shares                  20.65%        19.65%         N/A             N/A27.27%       27.27%
  Investor N Shares                  20.65%        15.65%         N/A             N/A14.23%       11.25%




                                                                     AGGREGATE ANNUAL TOTAL
   RETURN

                                                                 5-Year period   5-Year period    Inception       Inception
                                    FYE           FYE            ending          ending           through         through
                                    11/30/95      11/30/95       11/30/95        11/30/95         11/30/95        11/30/95
                                    Without       Including      Without         Including        Without         Including
                                    Sales         Sales          Sales           Sales            Sales           Sales
                                    Charges       Charges        Charges         Charges          Charges         Charges





Nations Short-Term Municipal Income Fund
  Primary A Shares                    8.16%          N/A           N/A            N/A9.40%       N/A
  Investor A Shares                   7.95%         6.33%          N/A            N/A8.99%         7.36%
  Investor C Shares                   7.95%         7.95%          N/A            N/A8.44%         8.44%
  Investor N Shares                   7.78%         7.78%          N/A            N/A8.55%         8.55%

Nations Intermediate Municipal Bond Fund
  Primary A Shares                   15.60%          N/A           N/A            N/A              13.42%           N/A
  Investor A Shares                  15.38%        11.63%          N/A            N/A              11.63%          8.00%
  Investor C Shares                  14.96%        13.96%          N/A            N/A              13.99%         13.99%
  Investor N Shares                  15.02%        11.02%          N/A            N/A               9.27%          6.27%

Nations Florida Intermediate Municipal
Bond Fund
  Primary A Shares                   15.92%          N/A           N/A            N/A              21.52%          N/A
  Investor A Shares                  15.68%        11.92%          N/A            N/A              20.99%        17.06%
  Investor C Shares                  15.34%        14.34%          N/A            N/A              19.46%        19.46%
  Investor N Shares                  15.34%        11.34%          N/A            N/A              13.76%        10.76%

Nations Georgia Intermediate Municipal
Bond Fund




                                                                     AGGREGATE ANNUAL TOTAL
   RETURN

                                                                 5-Year period   5-Year period    Inception       Inception
                                    FYE           FYE            ending          ending           through         through
                                    11/30/95      11/30/95       11/30/95        11/30/95         11/30/95        11/30/95
                                    Without       Including      Without         Including        Without         Including
                                    Sales         Sales          Sales           Sales            Sales           Sales
                                    Charges       Charges        Charges         Charges          Charges         Charges



  Primary A Shares                   15.42%          N/A          N/A             N/A              30.06%          N/A
  Investor A Shares                  15.20%        11.45%         N/A             N/A              28.34%        24.17%
  Investor C Shares                  14.85%        13.85%         N/A             N/A              23.84%        23.84%
  Investor N Shares                  14.85%        10.85%         N/A             N/A              13.11%        10.11%


Nations Maryland Intermediate Municipal
Bond Fund
  Primary A Shares                   15.16%          N/A          40.89%         40.89%            46.13%          N/A
  Investor A Shares                  14.94%        11.20%         40.04%         35.49%            45.25%        40.53%
  Investor C Shares                  14.59%        13.59%         N/A             N/A              21.33%        21.33%
  Investor N Shares                  14.59%        10.59%         N/A             N/A              12.56%         9.56%





                                                                     AGGREGATE ANNUAL TOTAL
   RETURN

                                                                 5-Year period   5-Year period    Inception       Inception
                                    FYE           FYE            ending          ending           through         through
                                    11/30/95      11/30/95       11/30/95        11/30/95         11/30/95        11/30/95
                                    Without       Including      Without         Including        Without         Including
                                    Sales         Sales          Sales           Sales            Sales           Sales
                                    Charges       Charges        Charges         Charges          Charges         Charges


Nations North Carolina Intermediate Municipal
Bond Fund
  Primary A Shares                   15.41%          N/A          N/A             N/A              20.38%          N/A
  Investor A Shares                  15.18%        11.44%         N/A             N/A              19.62%        15.73%
  Investor C Shares                  14.84%        13.84%         N/A             N/A              18.25%        18.25%
  Investor N Shares                  14.84%        10.84%         N/A             N/A              12.84%         9.84%


Nations South Carolina Intermediate Municipal
Bond Fund
  Primary A Shares                   15.02%          N/A          N/A             N/A              29.55%          N/A
  Investor A Shares                  14.79%        11.06%         N/A             N/A              26.96%        22.83%
  Investor C Shares                  14.45%        13.45%         N/A             N/A              23.20%        23.20%
  Investor N Shares                  14.45%        10.45%         N/A             N/A              13.61%        10.61%



Nations Tennessee Intermediate Municipal
Bond Fund
  Primary A Shares                   15.22%          N/A          N/A             N/A              14.85%          N/A
  Investor A Shares                  15.00%        11.26%         N/A             N/A              15.07%        11.33%
  Investor C Shares                  14.62%        13.62%         N/A             N/A              14.01%        14.01%
  Investor N Shares                  14.65%        10.65%         N/A             N/A              12.87%         9.87%


Nations Texas Intermediate Municipal
Bond Fund
  Primary A Shares                   13.83%          N/A          N/A             N/A            18.35%           N/A






                                                                     AGGREGATE ANNUAL TOTAL
   RETURN

                                                                 5-Year period   5-Year period    Inception       Inception
                                    FYE           FYE            ending          ending           through         through
                                    11/30/95      11/30/95       11/30/95        11/30/95         11/30/95        11/30/95
                                    Without       Including      Without         Including        Without         Including
                                    Sales         Sales          Sales           Sales            Sales           Sales
                                    Charges       Charges        Charges         Charges          Charges         Charges





  Investor A Shares                  13.60%         9.91%         N/A             N/A            15.62%         11.86%
  Investor C Shares                  13.27%        12.27%         N/A             N/A            13.36%         13.36%
  Investor N Shares                  13.27%         9.27%         N/A             N/A            11.62%          8.62%


Nations Virginia Intermediate Municipal
Bond Fund
  Primary A Shares                   14.39%          N/A          39.60%          39.60%         52.14%           N/A
  Investor A Shares                  14.16%        10.45%         38.76%          34.25%         49.04%          44.20%
  Investor C Shares                  13.82%        12.82%         N/A             N/A            21.12%          21.12%
  Investor N Shares                  13.82%         9.82%         N/A             N/A            12.11%           9.11%


Nations Florida Municipal Bond Fund
  Primary A Shares                   22.69%          N/A          N/A             N/A             9.57%           N/A
  Investor A Shares                  22.45%        17.25%         N/A             N/A             8.55%           3.94%
  Investor C Shares                  21.80%        20.80%         N/A             N/A            21.27%          21.27%
  Investor N Shares                  21.78%        16.78%         N/A             N/A             7.77%           4.85%


Nations Georgia Municipal Bond Fund
  Primary A Shares                   22.48%          N/A          N/A             N/A             7.70%           N/A
  Investor A Shares                  22.25%        17.06%         N/A             N/A             7.94%           3.35%
  Investor C Shares                  21.59%        20.59%         N/A             N/A            21.06%          21.06%
  Investor N Shares                  21.58%        16.58%         N/A             N/A             7.46%           4.54%




                                                                     AGGREGATE ANNUAL TOTAL
   RETURN

                                                                 5-Year period   5-Year period    Inception       Inception
                                    FYE           FYE            ending          ending           through         through
                                    11/30/95      11/30/95       11/30/95        11/30/95         11/30/95        11/30/95
                                    Without       Including      Without         Including        Without         Including
                                    Sales         Sales          Sales           Sales            Sales           Sales
                                    Charges       Charges        Charges         Charges          Charges         Charges


Nations Maryland Municipal Bond Fund
  Primary A Shares                   21.23%          N/A          N/A             N/A            15.30%            N/A
  Investor A Shares                  20.99%        15.85%         N/A             N/A             9.45%           4.79%
  Investor C Shares                  20.29%        19.29%         N/A             N/A            19.75%          19.75%
  Investor N Shares                  20.33%        15.33%         N/A             N/A             6.07%           3.19%


Nations North Carolina Municipal
Bond Fund
  Primary A Shares                   22.87%          N/A          N/A             N/A             7.33%           N/A
  Investor A Shares                  22.63%        17.42%         N/A             N/A             8.98%           4.35%
  Investor C Shares                  21.93%        20.93%         N/A             N/A            21.12%          21.12%
  Investor N Shares                  21.96%        16.96%         N/A             N/A             7.44%           4.52%


Nations South Carolina Municipal
Bond Fund
  Primary A Shares                   21.99%          N/A          N/A             N/A            10.86%            N/A
  Investor A Shares                  21.74%        16.57%         N/A             N/A            12.91%           8.12%
  Investor C Shares                  21.01%        20.01%         N/A             N/A            20.37%          20.37%
  Investor N Shares                  21.08%        16.08%         N/A             N/A            10.32%           7.32%


Nations Tennessee Municipal
Bond Fund
  Primary A Shares                   21.52%          N/A          N/A             N/A            13.43%            N/A
  Investor A Shares                  21.28%        16.13%         N/A             N/A            11.61%           6.87%
  Investor C Shares                  20.62%        19.62%         N/A             N/A            20.62%          20.62%
  Investor N Shares                  20.63%        15.63%         N/A             N/A             9.07%           6.11%


Nations Texas Municipal Bond Fund
  Primary A Shares                   22.09%          N/A          N/A             N/A             7.19%            N/A
  Investor A Shares                  21.85%        16.67%         N/A             N/A             8.47%           3.86%
  Investor C Shares                  21.15%        20.15%         N/A             N/A            20.62%          20.62%
  Investor N Shares                  21.19%        16.19%         N/A             N/A             7.10%           4.19%


Nations Virginia Municipal Bond Fund
  Primary A Shares                   22.63%          N/A          N/A             N/A             6.86%            N/A
  Investor A Shares                  22.39%        17.19%         N/A             N/A             9.16%           4.52%




                                                                     AGGREGATE ANNUAL TOTAL
   RETURN

                                                                 5-Year period   5-Year period    Inception       Inception
                                    FYE           FYE            ending          ending           through         through
                                    11/30/95      11/30/95       11/30/95        11/30/95         11/30/95        11/30/95
                                    Without       Including      Without         Including        Without         Including
                                    Sales         Sales          Sales           Sales            Sales           Sales
                                    Charges       Charges        Charges         Charges          Charges         Charges




  Investor C Shares                  21.71%        20.71%         N/A             N/A            20.90%          20.90%
  Investor N Shares                  21.72%        16.72%         N/A             N/A             6.31%           3.42%


Fee waivers and/or expense reimbursements were in effect for the periods presented. Primary B Shares were not offered during the period described above.

         From time to time, the yields of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas.



         In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. The performance and yield of a class of shares in the Value Fund, Capital Growth Fund, Balanced Assets Fund, Equity Index Fund and Emerging Growth Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange. The performance and yield of a class of shares in the Short-Intermediate Government Fund may be compared to the Shearson Lehman Intermediate Government Bond Index, an unmanaged index of intermediate government securities. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.


         The Short-Intermediate Government Fund seeks to provide higher current yields than money market funds and short-term treasury obligations. The Short-Intermediate Government Fund also seeks to maintain greater price stability than higher yielding long-term bond funds. Therefore, in its advertisements and sales materials, the Short-Intermediate Government Fund may compare performance of the Short-Intermediate Government Fund to money market indices, such as those compiled by IBC/Donoghue, Inc. and Bank Rate Monitor. In such advertising and sales materials, the Short-Intermediate Government Fund may also compare the price stability of the Short-Intermediate Government Fund, or indices of funds with similar investment objectives, to indices of long term government bond funds such as those compiled by Salomon Brothers and Shearson Lehman Brothers Inc. The Short-Intermediate Government Fund is not meant to be a substitute for a money market fund which seeks to maintain a fixed net asset value of $1.00 per share.

         Each Fund may quote information obtained from the Investment Company Institute in its advertising materials and sales literature.

         IBBOTSON DATA. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.



         The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange
(AMEX) and over-the-counter (OTC) with the same or less capitalization as the upperbound of the Exchange ninth decile. At year-end 1995, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $165.75 million. The unweighted average market capitalization was $82.97 million, while the median was $56.0 million.



         Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

         Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

                                  MISCELLANEOUS

CERTAIN RECORD HOLDERS



         The following indicates those persons who owned 5% or more of the indicated class of shares. Information provided is as of January 24, 1996. Unless otherwise indicated, the address for each recordholder of NationsBank Dallas Primary Shares is 1401 Elm Street, 11th Floor, Dallas, Texas 75202 and of NationsBank Atlanta Primary Shares is 600 Peachtree Street, N.E., Atlanta, Georgia 30308.



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only

                                              NATIONS EQUITY INDEX FUND

                  Primary A Shares
                  NationsBank                                                              24.19%
                  Atlanta

                  NationsBank Dallas (C)                                                   75.80%

                  Investor A Shares





                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Richard M. Roach                                                         17.54%
                  4150 Mockingbird Lane
                  Rock Hill, SC 29730

                  Gilbert Norman Foster                                                    12.46%
                  17810-G Half Moon Lane
                  Huntersville, NC 28078

                  Charles M. Gulledge                                                       6.98%
                  4600 Belvoir Court
                  Charlotte, NC 28270

                                               NATIONS TAX-EXEMPT FUND

                  Primary A Shares
                  NationsBank Dallas (B)                                                  100.00%

                  Primary B Shares
                  Stephens Inc.                                                           100.00%
                  Attn: Jean Geiger
                  P.O. Box 3507
                  Little Rock, AR  72203

                  Investor A Shares
                  Stephens Inc., Omnibus Account                                            5.16%
                  Attn: Jean Geiger
                  P.O. Box 3507
                  Little Rock, AR  72203

                  Investor B Shares
                  C. Robert Hanley                                                         13.92%
                  2808 Tarflower Way
                  Naples, FL 33942

                  Hare & Co., Bank of New York                                             12.67%
                  Attn: Stif/Master Note
                  One Wall Street, 5th Floor
                  New York, NY 10286

                  Investor C Shares
                  James S. Summer and                                                      13.18%
                  Edith E. Summer JTTEN
                  8231 Stafford Mill Road
                  Oak Ridge, NC  27310




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                  Diane Pearman                                                             6.29%
                  Route 1, Box 277-D
                  Oscar Frye Road
                  Pinnacle, NC  27043

                  J. Steven Summer                                                          6.31%
                  103 Saura Lane
                  Winston-Salem, NC  27107

                  Richard G. Summer                                                         6.28%
                  1601 Banbridge Road
                  Kernersville, NC  27284

                                        NATIONS GOVERNMENT MONEY MARKET FUND

                  Primary A Shares
                  NationsBank Dallas (B)                                                  100.00%

                  Investor A Shares
                  USCI Inc Warrant Account                                                 42.25%
                  P.O. Box 1645
                  Norcross, GA  30091

                  Alliance Technology Ventures, Ltd.                                       11.76%
                  Michael A. Henos
                  East Tower
                  3343 Peachtree Road, N.E.
                  Suite 1140
                  Atlanta, GA  30326-1022

                  Norwest Bank Minnesota                                                    9.79%
                  Trustee for Rockdale County/
                  C&D Charter
                  Attn:  Polly Berquist Corp. Trust
                  6th Street and Marquette Avenue




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Minneapolis, MN  55479-0069

                  Ramon A. Alvarez                                                          7.83%
                  2116 Great Falls Street
                  Falls Church, VA  22043

                  Investor B Shares
                  Fasken Ltd.                                                              24.08%
                  303 W. Wall Avenue, Ste. 1900
                  Midland, TX 79701

                  Hare & Co., Bank of New York                                             21.00%
                  Attn: Stif/Master Note
                  One Wall Street, 5th Floor
                  New York, NY 10286

                  Norbert Dickman &                                                        17.29%
                  Robert Dickman Trustees
                  Barbara Fasken 1995 Trust
                  303 West Wall Avenue, Ste. 1900
                  Midland, TX 79701

                  Peggy Ebright Dickson Trust                                               7.20%
                  303 West Wall, Ste. 1900
                  Midland, TX 79701


                  Investor C Shares
                  George Charles Zutes &                                                   22.82%
                  Lucinda Zutes JTTEN
                  975 Bayshore Drive
                  Tarpon Springs, FL  34689-2403

                  George Charles Zutes                                                     14.65%
                  975 Bayshore Drive
                  Tarpon Springs, FL  34689-2403

                  John M. Meister and                                                      10.32%
                  Cheryl L. Meister JTTEN




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                  4 Sun Flare Court
                  Greer, SC  29650

                  Jacquelyn A. Sears-TRUSTEE                                                5.74%
                  U/A DTD 1/6/89
                  Jacquelyn A. Sears - Grantor
                  205 Kenmure Drive
                  Flat Rock, NC 28731-9578

                                                 NATIONS VALUE FUND

                  Primary A Shares
                  NationsBank Texas (C)                                                    94.29%

                  Investor C Shares
                  George H. Lumsden and                                                     7.74%
                  Erika J. Lumsden JTTEN
                  16 Full Sweep Drive
                  Savannah, GA 31419-9330

                                             NATIONS CAPITAL GROWTH FUND

                  Primary A Shares
                  NationsBank Dallas                                                      100.00%

                  Investor C Shares
                  Dean Witter Reynolds Cust. for                                           7.70%
                  Herbert Halperin
                  IRA Standard 6/14/93
                  6905 Nevis Road
                  Bethesda, MD 20817-4642

                  Dean Witter Reynolds Cust. for                                            5.86%
                  Dale Morris
                  IRA Standard 6/14/93
                  818 19th Avenue South
                  Nashville, TN 37203-3202

                  Patricia L. DeLorenzo                                                     5.70%
                  1204 Newport
                  Hilton Head, SC 29928



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Janet Howard &                                                            5.11%
                  Dr. Mark Clark TTEE
                    For The Tidewater Heart Specialists
                    Profit Sharing Plan
                  2112-B Hartford Road
                  Hampton, VA  23666

                                            NATIONS EMERGING GROWTH FUND

                  Primary A Shares
                  NationsBank Dallas (C)                                                   96.69%
                  Attn: Deborah Goldman
                  902 Main Street
                  Dallas, TX  75202

                  Investor A Shares
                  BSDT Rollover IRA FBO                                                     7.63%
                  Mitchel Wong
                  1700 Stoneridge Terrace
                  Austin, TX  78746

                  Investor C Shares
                  Janet C. Howard &                                                        16.54%
                  Dr. Mark Clark TTEE
                    For The Tide Water Heart Specialists
                    Profit Sharing Plan
                  2112-B Hartford Road
                  Hampton, VA  23666

                  Dean Witter Reynolds Cust for                                             7.03%
                  William O. Kirker MD
                  6130 Moss Spring Road
                  Columbia, SC 29209

                  Dean Witter Reynolds Cust. for                                            5.86%
                  Bernard D. Bouvier
                  IRA Rollover 6/14/93
                  633 Dolphin Road
                  Fripp Island
                  St. Helena Island, SC 29920

                  Marian Brodsky                                                            5.57%
                  7104 Millwood Drive
                  Bethesda, MD 20817-6145




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Dean Witter Reynolds Cust. For                                            5.40%
                  William B. McGuire, Jr.
                  IRA Standard Dated 06/14/93
                  212 South Tryon Street, Suite 800
                  Charlotte, NC  28281-8174

                                           NATIONS DISCIPLINED EQUITY FUND
                  Primary A Shares
                  NationsBank Dallas (C)                                                  100.00%

                  Investor A Shares
                  Jack B. Chadsey                                                          13.19%
                  9050 Hammock Lake Drive
                  Miami, FA  33156

                  Zachary Taylor TTEE FBO                                                   7.29%




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Kleen Tex Industries Inc.
                  PSP & 401K Savings Plan and Trust
                  P.O. Bo KTI
                  La Grange, GA  30241

                  Investor C Shares
                  Daniel A. Levinas and                                                    33.68%
                  Mirella Levinas JTWROS
                  6401 Hillmead Road
                  Bethesda, MD  20617

                  Frank L. Scofield, Trustee                                               11.46%
                  Dated January 4, 1976
                  FLSAB Trust
                  1411 West Avenue, Suite 200
                  Austin, TX  78701

                  Dean Witter Reynolds Cust. For                                            7.00%
                  Jean M. De Ru
                  IRA Standard DTD 06/14/93
                  2664 Sharondale Drive
                  Atlanta, GA  30305-3858

                  Dean Witter Reynolds Cust. For                                            6.75%
                  Sidney W. Boone
                  IRA Rollover Dated 05/04/95
                  1411 E. 51st Street
                  Savannah, GA  31404-4037

                  Mila K. Kennedy Cust.                                                     5.34%
                  FBO Haydn Kennedy Collard UTMA TX
                  8 Rue De Lac
                  Dallas, TX  75230

                  John A. Hardin                                                            5.12%
                  P.O. Box 751
                  Rock Hill, SC  29731-6751

                                            NATIONS BALANCED ASSETS FUND




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Primary A Shares
                  NationsBank                                                              55.74%
                  NCI-007-21-02
                  101 South Tryon Street
                  Charlotte, NC  28255

                  NationsBank Dallas                                                       44.25%

                  Investor A Shares
                  Abe Wynperle                                                              5.65%
                  Sunburst Farms Inc.
                  Profit Sharing Plan
                  2200 NW 70th Avenue
                  Miami, FL  33122

                  Investor C Shares
                  Carmine L. Dorio & Carmen Dorio JTTEN                                    16.62%
                  2580 Blythe Lane
                  Snellville, GA 30278

                  Wanda Shearer                                                            12.92%
                  1065 Pine Top Road
                  Belton, SC 29627

                  Turner Pinecrest Groves                                                   5.46%
                  P. O. Box 1885
                  Plant City, FL 33564

                  Patricia Earle Lipscomb                                                   5.28%
                  Estate of Patricia N. Earle
                  622 McDaniel Avenue
                  Greenville, SC 29605




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                   NATIONS INTERMEDIATE MUNICIPAL INCOME FUND

                  Investor A Shares
                  Laverne A. Nebel                                                         22.88%
                  Laverne A. Nebel Trust
                  2248 Kingfisher Lane
                  Clearwater, FL 34622-3322

                  Lonnie K. Ledbetter &                                                    13.92%
                  Saundra Ledbetter
                  P.O. Box 5687
                  Arlington, TX 76005

                  Helen Goh &                                                               7.84%
                  Jeffrey M. Kadet JTWROS
                  c/o Arthur Anderson & Co. MOSCOW
                  69 W. Washington Street
                  Chicago, IL 60602

                  Leslie T. Oliver &                                                        7.23%
                  James B. Oliver
                  Co-TTREES Margaret Terrell Oliver
                  1836 N. Alanton Drive
                  Virginia Beach, VA 23454

                  James R. Tuerff &                                                         6.29%
                  Julie K. Tuerff JTWROS
                  8710 Stable Crest Blvd
                  Houston, TX 77024

                  Stephanie A. Calliott                                                     5.11%
                  607 Mowbray Arch
                  Norfolk, VA 23507


                  Investor C Shares
                  Charles W. Doolin                                                        41.27%
                  3508 Harvard Avenue
                  Dallas, TX 75205

                  Neal S. Platzer and                                                      35.25%
                  Jack W. Crosby JTTEN
                  Special Account




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                  1410 Lost Ridge Circle
                  Seabrook, TX 77586-4514

                  Paul J. Rangel and                                                       13.91%
                  Kimberly K. Rangel JTTEN%
                  915 Kipp Avenue
                  Kemah, TX 77565

                  Investor N Shares
                  Ellen Aston Paull                                                        11.73%
                  1407 N. Weston Lane
                  Austin, TX  78733

                  Joanne B. Stegall                                                        10.91%
                  517 Cameo Terrace
                  Chesapeake, VA  23320

                  Eleanor B. Calkins and                                                    7.33%
                  W. D. Calkins JTTEN
                  9602 Baseline
                  Dallas, TX  75243

                  Mary Louise Foster                                                        7.19%
                  700 Mease Plaza
                  Apt 232
                  Dunedin, FL  34698-6619

                  Jerry Ann Bell                                                            7.73%
                  213 Lucille Lane
                  Toccoa, GA  30577

                  Samuel D. Turner                                                          5.97%
                  Fox, Bennet & Turner
                  750 17th St., NW, Ste-1100
                  Washington, D.C.  20006

                  Jane L. Winer and                                                         5.42%
                  Monty J. Strauss JTTEN
                  4209 88th Street
                  Lubbock, TX  79423




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                                            NATIONS MUNICIPAL INCOME FUND
                  Primary A Shares
                  NationsBank Texas (C)                                                   100.00%

                  Investor A Shares
                  Lloyd E. Raport                                                          22.79%
                  5600 Wisconsin Ave., Apt. - 17E
                  Chevy Chase, MD 20815

                  Mitchel Wong &                                                            9.70%
                  Rose T. Wong JTWROS
                  1700 Stoneridge Terrace
                  Austin, TX  78746

                  Cynthia S. Synnott                                                        5.57%
                  Separate Property
                  18115 Shire Oak
                  Houston, TX 77084

                  Irwin Grossman                                                            5.28%
                  540 Preston Commons
                  8117 Preston Road
                  Dallas, TX  75225

                  Investor C Shares
                  Sunrise OK Tires                                                          5.65%
                  c/o Vernon Hunter
                  1013 W. Sunrise Boulevard
                  Fort Lauderdale, FL  33311




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only






                                           NATIONS SHORT-TERM INCOME FUND

                  Primary A Shares
                  NationsBank Dallas                                                       99.46%

                  Primary B Shares
                  NationsBank Texas (C)                                                   100.00%

                  Investor A Shares
                  Graward General                                                          19.10%
                  Attn: Kellye Norcross-Controller
                  P.O. Box 290909
                  Nashville, TN  37229-0909

                  Potomac Productions Incorporated                                          5.76%
                  Money Purchase Plan
                  FBO Lynda C. Altman
                  c/o Hans Jesperson EA
                  1511 K Street, N.W., Suite 419
                  Washington, D.C. 20005

                  Dean Witter Reynolds Cust For                                             5.75%
                  Charles T. Bell
                  IRA Rollover Dated 6/14/93
                  503 Geiger Circle
                  Key Largo, FL  33037

                  Investor C Shares
                  Virginia United Methodist Homes Inc.                                     18.70%
                  Attn:  Cheryl H. Duff
                  7113 Three Chopt Road, Ste. 300
                  Richmond, VA 23226

                  Dr. George B. Richardson                                                 13.04%
                  516 Azalea Lane
                  Florence, SC 29501

                  Roger W. Sant                                                            10.79%
                  1001 N. 19th Street, St. 2000
                  Arlington, VA 22209

                  Industrial Marine Service, Inc.                                           9.16%
                  Attn:  Bob Lewis
                  1301 Marsh Street




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  P.O. Box 1779
                  Norfolk, VA 23501

                  The Lincolnshire Trust                                                    7.28%
                  5208 Lincolnshire
                  Dallas, TX 75287

                  Wanda M. Shearer                                                          5.59%
                  1065 Pine Top Road
                  Belton, SC 29627

                  Investor N Shares
                  Black Business Investment Fund                                            7.74%
                    of Central Florida, Inc.
                  315 E. Robinson Street, Suite 222
                  Orlando, FL  32801

                         NATIONS DIVERSIFIED INCOME FUND

                  Primary A Shares
                  NationsBank Dallas                                                       99.36%

                  Investor A Shares
                  Howard M. Arnold                                                          6.17%
                  9825 Conestoga Way
                  Potomac, MD 20854-4713

                  Dean Witter Reynolds Cust. for                                            6.06%
                  James T. Pearce IRA SEP
                  P.O. Box 1986
                  Greenville, SC 29602-1986

                  Investor C Shares
                  Falcon Food Service Co. Inc.                                              5.67%
                  Attn: J. B. Kraft, President
                  12753 Pineacre Lane
                  West Palm Beach, FL 33414



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                       NATIONS STRATEGIC FIXED INCOME FUND

                  Primary A Shares
                  NationsBank Dallas - (C)                                                 95.26%
                  Attn:  Deborah Goldman
                  901 Main Street
                  Dallas, TX  75202

                  Investor A Shares
                  Rental Uniform of Florence                                                6.76%
                  P.O. Box 12410
                  Florence, SC  29504-0410

                  Investor C Shares
                  Patricia Earle Lipscomb Per Rep.                                         28.38%
                  Estate of Patricia N. Earle
                  622 McDaniel Ave.
                  Greenville, SC  29605

                  BSDT Cust. IRA FBO                                                       26.27%
                  James A. Blanchard
                  9 Las Brisas
                  Austin, TX  78746

                  Alton J. Turley &                                                        14.40%
                  Christine Turley JTTEN
                  55 Swan Lake Road
                  Stockbridge, GA  30281

                  Mary Jane Bakery Salesman Assoc.                                          6.85%
                  ATTN:  Frank Rollins
                  1948 Country Manor Lane
                  Virginia Beach, VA  23456

                  NationsBank of NC Cust. IRA                                               6.60%
                  FBO Walter St. George Gladding
                  102A Northridge Drive
                  Ashville, NC  28804-2237

                  NationsBank of Florida NA Succ. TTEE                                      6.56%
                  FBO William E. Clark
                  TUA DTD 8-8-95
                  ATTN SAS/06050230066100
                  PO Box 831575




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                  Dallas, TX  75283-1575

                  Investor N Shares
                  Dean Witter Reynolds Cust. for                                            8.01%
                  Robert A. Pierce
                  IRA Rollover 6/14/93
                  10 Lavington Court
                  Columbia, SC 29209-1944


                NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank Texas (C)                                                   100.00%

                  Investor A Shares
                  Arthur W. Ihle Trustee                                                   12.20%
                  Arthur W. Ihle REVOC LIV TRUST
                  910 Dogwood Drive, Apt. 447
                  Delray Beach, FL  33483

                  Joseph L. Perry                                                           8.22%
                  1045 Cellana Court
                  Shell Point Village
                  Fort Myers, FL 33908

                  Charlotte G. Bowen                                                        8.20%
                  5000 N. Ocean Blvd.
                  Bldg. B Apt. 1001
                  Ft. Lauderdale, FL 33308

                  P. McNeil                                                                 7.77%
                  2310 Del Mar Island
                  Fort Lauderdale, FL 33301

                  Lillian J. Clayman and                                                    6.70%
                  Charles E. Clayman JTWROS
                  6161 NW 2nd Ave #625
                  Boca Raton, FL 33487

                  Investor C Shares
                  Bertram C. Ellison and                                                   29.76%
                  Joline M. Ellison JTTEN



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                  651 NW Hiatus Road
                  Plantation, FL 33325-2010

                  Louise D. Lee                                                            29.14%
                  408 SE 9 Court
                  Fort Lauderdale, FL 33316

                  A. M. Alexander and                                                      23.22%
                  Betty W. Alexander JTTEN
                  1510 S. Trask Street
                  Tampa, FL  33629

                  Investor N Shares
                  Owen T. Quigley                                                           5.92%
                  P.O. Box 3073
                  Delray Beach, FL 33447-3073

                  Joseph A. Howell, Jr.                                                     6.40%
                  Irrevocable Trust
                  U/A/D 10/10/83 Joan G. Howell TTEE
                  5420 North Ocean Drive, Apt. 1203
                  Singer Island, FL  33404-2526

                       NATIONS FLORIDA MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank Texas (C)                                                   100.00%

                  Investor A Shares
                  Jacqueline Bailes, Charles E. Bailes, Jr.,                               56.91%
                  Charles E. Bailes III and J.D. Bailes
                  Bailes Investment Account
                  6212 Dartmoor Ct.
                  Orlando, FL 32819

                  Robert P. Cornelssen, Trustee                                            24.40%
                  Robert P. Cornelssen Trust
                  1868 Shore Drive South
                  Apartment 401



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                  St. Petersburg, FL  33707

                  Harold A. Dargel and                                                      5.76%
                  Phyllis A. Dargel Co-TTEES
                  Harold A. Dargel REV TR DTD 10-20-89
                  5721 SW 16th Court
                  Plantation, FL  33317-5901

                  Arthur W. Ihle, Trustee                                                   5.25%
                  Arthur W. Ihle REVOC LIV Trust
                  DTD 11-21-94
                  910 Dogwood Dr., Apt. 447
                  Delray Beach, FL  33483

                  Investor C Shares
                  John Trueman Jr. and                                                     93.66%
                  Lenora H. Trueman JTTEN
                  1658 N.E. 33 Street
                  Oakland Park, FL  33334

                  Stephens Inc.                                                             6.30%
                  Attn:  Accounting
                  111 Center Street
                  Little Rock, AR 72201

                NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank Texas (C)                                                   100.00%

                  Investor A Shares
                  Lyles W. Sanders and                                                     15.34%
                  Mary C. Sanders, JTTEN
                  2305 Welton Place
                  Dunwoody, GA 30338

                  Investor C Shares
                  Letty C. Cagle and                                                       17.75%
                  Douglas Cagle, JTTEN
                  8592 Roswell Road, Apt. 318
                  Atlanta, GA  30350

                  Ruth D. Lautz TTEE                                                       8.41%




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Ruth D. Lautz Revocable Trust
                  3046 Shinnecock Hills
                  Duluth, GA 30136

                  Arthur R. Lautz TTEE                                                      6.57%
                  Arthur R. Lautz Revocable Trust
                  3046 Shinnecock Hills
                  Duluth, GA 30136

                  Charles D. Davidson and                                                   6.00%
                  Judith L. Davidson JTTEN
                  370 Rosalie Ct.
                  Alpharetta, GA  30202

                  Investor N Shares
                  Edward J. Derst, Jr. Trustee                                             32.76%
                  U/A of Edward J. Derst, Jr.
                  Primary Agreement DTD 11/15/88
                  P.O. Box 22849
                  Savannah, GA 31403

                       NATIONS GEORGIA MUNICIPAL BOND FUND

                  Primary A Shares




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  NationsBank Texas (C)                                                    99.87%

                  Investor A Shares
                  Lowell A. Young and                                                      41.27%
                  Maryann E. Young JTTEN
                  4031 Oakridge Bend
                  Valdosta, GA 31602

                  Enzor Leroy Beckham                                                      15.58%
                  2314 Golfcourse Dr.
                  Albany, GA 31707

                  Monte L. Poole &                                                          8.44%
                  Venetia C. Poole JTWROS
                  1344 Hidden Hills Pkwy.
                  Stone Mountain, GA  30088

                  Stephens Inc.                                                            25.33%
                  Attn:  Jim Clark
                  NationsBank NC1-002-33-31
                  101 South Tryon
                  Charlotte, NC 28255

                  Investor C Shares
                  F. Wayne Weaver and                                                      96.49%
                  Edith T. McWaters JTTEN
                  1576 Bethesda Road
                  Riverdale, GA  30296



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                  Investor A Shares
                  Robert Gladstone &                                                       14.10%
                  Leslie Gladstone JTTEN
                  2468 Belmont Road, N.W.
                  Washington, D.C. 20008-1610

                  Stephens Inc. for the Exclusive                                          11.78%
                  Benefit of Our Customers
                  111 Center Street
                  Little Rock, AR 72201

                  Investor C Shares
                  Margot H. Hahn                                                            8.61%
                  815 Connecticut Avenue, N.W., Suite 601
                  Washington, D.C.  20006-4004

                  Douglas D. Van Riper &                                                    5.21%
                  Mary E. Van Riper JTTEN
                  10513 Patuxent Ridgeway
                  Laurel, MD  20723

                  Investor N Shares
                  Laurel R.G. Moreno, Trustee                                               5.28%
                  U/Deed DTD 10/14/91
                  FBO Miro Gudelsky
                  10808 Riverwood Drive
                  Potomac, MD 20854-1334

                      NATIONS MARYLAND MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank Texas (C)                                                    99.91%

                  Investor A Shares
                  Carol C. House &                                                         41.50%
                  Peter W. House JTRWDS
                  4210 Leeward Place
                  Bethesda, MD  20816

                  Raymond A. Turetsky and                                                  22.70%
                  Bess H. Turetsky JTTEN




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                  11220 Woodson Avenue
                  Kensington, MD  20895-1427

                  Charles E. Chlan                                                         20.78%
                  Sole Proprietorship
                  7200 Bel Air Road
                  Baltimore, MD  21206

                  Dona L. Lechliter and                                                    10.97%
                  Stephen C. Lechliter JTTEN
                  2921 N. Leisure World Blvd., Apt. 427
                  Silver Spring, MD  20906

                  Investor C Shares
                  Stephens Inc.                                                            99.60%
                  ATTN Accounting
                  111 Center Street
                  Little Rock, AR  72201


             NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank Texas (C)                                                   100.00%

                  Investor A Shares
                  Jerry Wordsworth                                                         21.44%
                  P.O. Box 800
                  Rocky Mount, NC  27802

                  W. Frank Dowd, Jr.                                                        7.75%
                  P.O. Box 35430
                  Charlotte, NC  28235-5430

                  Wayne Joyce and                                                           7.67%
                  Julia Y. Joyce JTTN
                  2694 Merry Oaks Trail
                  Winston-Salem, NC  27103



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Elizabeth H. Miller                                                       7.28%
                  P.O. Box 68
                  Tuxedo, NC  28784

                  Investor C Shares
                  Barbara B. Coyner                                                        18.53%
                  513 Lake Boone Trail
                  Raleigh, NC  27608-1027

                  J. Robert Stout &                                                        13.31%
                  Maggie Smith Stout JTTEN
                  P.O. Box 35343
                  Greensboro, NC  27425-5343

                  W. Joseph Selvia and                                                      8.57%
                  Jay P. Selvia JTTEN
                  5730 Phillips Bridge Road
                  Winston-Salem, NC  27104-3323

                  Anna B. Steele                                                            8.27%
                  2041 Georgia Avenue
                  Winston-Salem, NC  27104

                  William F. Cox                                                            8.24%
                  3225 Bermuda Village
                  Advance, NC  27006-9478

                  Jean Parker Moore                                                         6.23%
                  2721 Spring Garden Road
                  Winston-Salem, NC  27106

                  Roger W. Simmons and                                                      5.05%
                  Mary R. Simmons JTTEN
                  150 River Hill Drive
                  Advance, NC  27006

                  Investor N Shares
                  James E. Smith and                                                        5.12%
                  Bettie T. Smith JTTEN
                  18227 Capstan Greens Road
                  Huntersville, NC  28078




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                   NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank Texas (C)                                                    99.85%

                  Investor A Shares
                  Barbara Bartow Church                                                    24.77%
                  1535 Providence Road
                  Charlotte, NC  28207-2627

                  Harlan O. Greene and                                                     19.80%
                  Raydell S. Greene JTTEN
                  384 Hayes Wellborn Road
                  Deep Gap, NC  28618-9738

                  Byron E. Gross &                                                          7.62%
                  Pauline S. Gross JTWROS
                  3768 Osceola Road
                  Elon College, NC  27244-9784

                  Susan E. Bales and                                                        7.38%
                  Audrey D. Bales JTTEN



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                  Box 712
                  Wingate, NC  28174

                  Andrew M. Silton and                                                     14.35%
                  Margaret Kanze Silton JTWROS
                  5314 Germaine Terrace
                  Charlotte, NC  28226

                  Investor C Shares
                  Stephens Inc.                                                            99.60%
                  ATTN  Accounting
                  111 Center Street
                  Little Rock, AR  72201


             NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank Texas (C)                                                   100.00%

                  Investor A Shares
                  James T. Pearce                                                          15.60%
                  P.O. Box 1986
                  Greenville, SC 29602-1986




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Joseph F. Rice                                                            8.39%
                  777 Bradburn Drive
                  Mt. Pleasant, S.C. 29464-5114

                  James Bloor Trustee                                                       5.90%
                  Revocable Trust NA
                  James Bloor Trust
                  51 Bird Song Way
                  Hilton Head, S.C. 29926-1364

                  Investor C Shares
                  Helena B. Clark                                                           5.68%
                  324 Broad River Drive
                  Santee, SC  29142-9301

                  Investor N Shares
                  William M. Kost and                                                       7.10%
                  Janet R. Kost JTTEN
                  5 Birkdale Ct.
                  Hilton Head, SC  29926-1348

                   NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                  Primary A Shares
                  Private Estate of A. Gordon Oliver                                        5.20%
                  Zonna Oliver
                  #7 Ruddy Turnstone
                  Hilton Head, SC  29938

                  I/M George S. Marlowe                                                    12.60%
                  P.O. Box 12234
                  Greenville, SC  29612

                  I/M For TUW Patricia White Poole                                          7.40%
                  John Poole
                  Personal and Confidential
                  Carolina Southern Bank
                  P.O. Box 5029
                  Spartanburg, SC  29304

                  IRR Co TUA FBO R. Collett                                                 5.30%
                  Richard E. Collett
                  212 Butternut Circle




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                  Myrtle Trace
                  Conway, SC  29526

                  TJW Mary McBee-Bill McBee                                                14.00%
                  William D. McBee
                  119 Highland Drive
                  Union, SC  29379

                  TJA Nancy M. Grinder                                                      5.90%
                  1510 Citation Drive
                  Aiken, SC  29803

                  Charles D. Erb                                                            6.40%
                  105 White Oak Ridge Road
                  Short Hills, NJ  07078

                  Investor A Shares
                  Donna R. Cart                                                            51.17%
                  1140 Partridge Road
                  Spartanburg, SC  29302-3328

                  Jerome C. Cuppia Jr. Trustee                                             25.59%
                  Dated October 28, 1987
                  Jerome C. Cuppia Jr. Trust
                  8 Outerbridge Circle
                  Hilton Head Island, SC  29926

                  Doris White Cuppia TTEE FBO                                               8.21%
                  Doris White Cuppia TR DTD
                  10-28-87 by Doris White Cuppia
                  8 Outerbridge Circle
                  Hilton Head Island, SC  29926

                  Investor C Shares
                  Wanda Shearer                                                            92.69%
                  Acct #2
                  1065 Pine Top Road
                  Belton, SC  29627

                  Mariette V. Ruppert                                                       6.39%
                  144 Mi Casa Drive
                  Pendleton, SC 29670
               NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Primary A Shares
                  NationsBank Tennessee (C)                                               100.00%

                  Investor A Shares
                  Bob G. Long                                                              15.37%
                  P.O. Box 266
                  Hermitage, TN  37076

                  Marshall T. Polk, III                                                    13.69%
                  P.O. Box 90148
                  Nashville, TN  37209

                  Joseph L. DiLorenzo                                                       6.99%
                  4400 Belmont Park Ter. #249
                  Nashville, TN  37215

                  Inman Construction Corp.                                                  5.66%
                  Attn:  Frank Inman Jr.
                  5100 Poplar Ave., Suite 1210
                  Memphis, TN  38137

                  Investor C Shares
                  Stephens Inc.                                                            99.55%
                  Attn:  Accounting
                  111 Center Street
                  Little Rock, AR  72201



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Investor N Shares
                  John O. Colton                                                           12.84%
                  62211 Jocelyn Hollow Road
                  Nashville, TN  37205-3213

                  Robert R. Hayes and                                                      10.02%
                  Vira E. Hayes JTTEN
                  400 Bryants Lane
                  Woodbury, TN  37190-1641

                      NATIONS TENNESSEE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank Texas (C)                                                    99.75%

                  Investor A Shares
                  Allene Ellis &                                                           49.70%




                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Joyce Rose JTTEN
                  2544 Bearwallow Rd
                  Ashland City, TN  37015-4506

                  Billie L. Martin and                                                     23.99%
                  Edward H. Martin TENCOM
                  227 Deer Park Circle
                  Nashville, TN  37205-3599

                  Margaret S. Farley                                                       11.87%
                  1512 Sun Valley Rd
                  Johnson City, TN  37604-3439

                  Theodore J. Novak                                                         7.59%
                  3860 West Trace Creek Road
                  Waverly, TN  37185

                  Barbara G. Chazen                                                         5.47%
                  156 Carnavon
                  Nashville, TN  37205-3941

                  Investor C Shares
                  Frank W. Condurelis and                                                  93.41%
                  Jane E. Condurelis JTTEN
                  806 Brentview Drive
                  Nashville, TN  37220

                  Stephens Inc.                                                             6.55%
                  Attn:  Accounting
                  111 Center Street
                  Little Rock, AR 72201

                  Investor N Shares
                  Quality Healthcare Management Inc.                                        9.43%
                  Attn:  Mike Munch
                  565 Marriot Drive, Ste. 140
                  Nashville, TN 37214

                                 66


                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Miriam F. Hildebrand                                                      8.35%
                  884 Edmondson Pike
                  Brentwood, TN  37027

                 NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank Texas                                                       100.00%

                  Investor A Shares
                  MOTCO                                                                    21.02%
                  P.O. Box 17001-Trust
                  San Antonio, TX  78217

                  Harriet G. Wolf                                                          19.33%
                  2520 Old Gate Road
                  San Antonio, TX 78230

                  James Bradley Curlee Trustee                                             17.99%
                  For the Homer Hill Shaw Trust
                  6428 Tulip Lane
                  Dallas, TX  75230

                  Steven F. Beard Jr.                                                      11.54%
                  P.O. Box 428
                  Spicewood, TX  78669

                  Mary Bradfield Briggs                                                     5.48%
                  4410 Three Oaks Drive
                  Arlington, TX  76016-2351

                  Investor C Shares
                  Orsinger Investments Ltd.                                                99.60%
                  2206 Camelback Drive
                  San Antonio, TX  78209

                  Investor N Shares
                  Montine T. Wisdom                                                         8.02%
                  6335 W. Northwest Hwy. #1318
                  Dallas, TX  75225-3588

                  James R. Mallory and                                                      7.44%



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                  Faith K. Mallory JTTEN
                  2400 Winton Terrace East
                  Ft. Worth, TX 76109

                        NATIONS TEXAS MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank Texas (C)                                                    99.95%

                  Investor A Shares
                  MOTCO                                                                    68.77%
                  P.O. Box 17001 Trust
                  San Antonio, TX  78217

                  Jeanette Dorman and                                                       8.41%
                  Taylor Dorman JTWROS
                  Route 13, Box 6089
                  Lufkin, TX 75901

                  Carolyn A. Lee and                                                        7.83%
                  Philip A. Lee
                  4900 Benton Brook Drive
                  Fairfax, VA  22030

                  Shirley A. Wagner                                                         6.57%
                  3002 San Paula
                  Dallas, TX  75228



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Investor C Shares
                  Jay L. Willman and                                                       96.55%
                  Catherine B. Willman JTTEN
                  2918 Kasserine Pass
                  Austin, TX  78704-4655

                NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank Texas (C)                                                   100.00%

                  Investor A Shares
                  Albert F. Rosecan and                                                     7.64%
                  Linda M. Rosecan JTWROS
                  1501 Farm Credit Drive
                  McLean, VA 22102

                  Retail Merchants Assoc.                                                   5.54%
                  Attn:  Robert Peck
                  5755 Poplar Hall Drive
                  Norfolk, VA  23502

                      NATIONS VIRGINIA MUNICIPAL BOND FUND

                  Primary A Shares
                  Martin A. Palmer TR U/A                                                   5.90%
                  Box 45
                  Ivy, VA  22945

                  John Risher TR U/A                                                       12.10%
                  3877 Peakland Place
                  Lynchburg, VA  24503

                  Howell LTD Taylor                                                         6.80%
                  Meadowfarm
                  16823 Monrovia Road
                  Orange, VA  22960

                  Arthur W. Hilton, III                                                    20.60%
                  P.O. Box 4133
                  Woodbridge, VA  22194

                  Investor A Shares
                  William P. Moore &                                                       33.85%
                  Vera W. Moore JTTN



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  P.O. Box 1270
                  Hopewell, VA  23860

                  Rodney M. Carlson and                                                    10.17%
                  Joyce L. Carlson JTTEN
                  3608 South Creek Ct.
                  Chesapeake, VA  23325

                  Rebecca C. Bell                                                           9.74%
                  1092 Oaklawn Drive
                  Culpepper, VA 22701

                  Lester W. Morris
                  c/o Mitchell Wiggins & Co.                                                7.46%
                  7201 Glenforrest Dr.
                  Richmond, VA  23226

                  Jessie E. Spells
                  14927 Boydell Dr.                                                         7.39%
                  Centreville, VA  22020-1534

                  Creola N. Shearin
                  2205 Parkside Ave.                                                        7.14%
                  Richmond, VA  23228

                  Investor C Shares
                  Russell E. Herring
                  P.O. Box 568                                                             94.42%
                  Crozet, VA  22932

                  Stephens Inc.                                                             5.55%
                  Attn:  Accounting
                  111 Center Street
                  Little Rock, AR  72201

                    NATIONS INTERMEDIATE MUNICIPAL BOND FUND
                  Investor A Shares
                  Laverne A. Nebel TTEE
                  Laverne A. Nebel Trust                                                   25.85%
                  DTD 11/04/92
                  2248 Kingfisher Lane
                  Clearwater, FL  34622-3322

                  Lonnie K. Ledbetter and


                              70


                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Saundra Ledbetter JTWROS                                                 15.67%
                  P.O. Box 5687
                  Arlington, TX  76005


                  Leslie T. Oliver & James B. Oliver
                  Co-TTEES Margaret Terrell Oliver                                          8.17%
                  Rev. Trust DTD 08-24-95
                  1836 N. Alanton Dr.
                  Virginia Beach, VA  23454

                  James R. Tuerff and
                  Julie K. Tuerff JTWROS                                                    7.08%
                  8710 Stable Crest Blvd.
                  Houston, TX  77024

                  Stephanie A. Calliott
                  607 Mowbray Arch                                                          5.75%
                  Norfolk, VA  23507

                  Centura Bank TTEE
                  FBO Nancy J. Coulton TUA                                                  5.27%
                  Attn. Bob Marsh
                  P.O. Box 1220
                  Rocky Mount, NC  27802

                  Investor C Shares
                  Charles W. Doolin                                                        41.53%
                  6723 Forest Lane
                  Dallas, TX  75230

                  Neal S. Platzer and
                  Jack W. Crosby JTTEN                                                     35.51%
                  Special Account
                  1410 Lost Ridge Cir.
                  Seabrook, TX  77586-4514

                  Paul J. Rangel and
                  Kimberly K. Rangel JTTEN                                                 14.02%
                  915 Kipp Ave.
                  Kemah, TX  77565

                  Investor N Shares
                  WIN Communication Corp.                                                  15.48%
                  Attn:  Bob Poole
                  6755 Jimmy Carter Blvd.



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only





                  Norcross, GA 30071-1702

                  Ellen Aston Paull                                                         9.90%
                  1407 N. Weston Lane
                  Austin, TX 78733

                  Joanne B. Stegall                                                         9.21%
                  517 Cameo Terrace
                  Chesapeake, VA 23320

                  Eleanor B. Calkins and                                                    6.19%
                  W.D. Calkins JTTEN
                  9602 Baseline
                  Dallas, TX 75243

                  Mary Louise Foster                                                        6.06%
                  700 Mease Plaza, Apt. 232
                  Dunedin, FL 34698-6619

                  Jerry Ann Bell                                                            6.02%
                  213 Lucille Lane
                  Toccoa, GA 30577

                  Samuel D. Turner                                                          5.05%
                  Fox Bennet & Turner
                  750 17th St., N.W., Ste. 1100
                  Washington, D.C. 20006

                    NATIONS SHORT-TERM MUNICIPAL INCOME FUND

                  Investor A Shares
                  Carl W. Cheek                                                            50.09%
                  120 North Charles Street
                  Red Lion, PA  17356

                  Ralph Jerry Parker, Jr.                                                  28.77%
                  500 Forest Avenue
                  Richmond, VA  23229-6808

                  Michael F. Jones                                                          6.91%
                  412 East Friar Tuck
                  Houston, TX  77024

                  Investor C Shares



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only




                  Carl W. Cheek                                                            42.55%
                  120 North Charles Street
                  Red Lion, PA  17356

                  Louis J. Scott &                                                         12.82%
                  Leslie G. Scott JTWROS
                  9337B Katy Fwy, Ste. 329
                  Houston, TX 77024

                  Jay L. Willmann and                                                       8.44%
                  Catherine B. Willmann JTTEN
                  2918 Kassarine Pass
                  Austin, TX 78704-4655

                  Elmira D. Lamar                                                           6.39%
                  2834 Montebello Road
                  Condo 10
                  Austin, TX 78746

                  Nancy B. Curley                                                           5.08%
                  8250 Riverbirch Drive
                  Roswell, GA 30076

                  Danny Wong MDPA                                                           5.06%
                  4201 Garth Road, Ste. 321
                  Baytown, TX 77521


                  Investor N Shares
                  Edward W. Karrels                                                        14.14%
                  6 Abbeywood Court
                  Nashville, TN 37215

                  William L. Spadoni and                                                    6.49%
                  Julia S. Spadoni JTTEN
                  P.O. Box 1019
                  Myrtle Beach, SC 29578-1019

                  James H. Sparks and                                                       6.06%
                  Karen M. Sparks JTTEN
                  4121 Roenker Lane
                  Virginia Beach, VA 23455



                                                                                   Percentage of
                                                                                   Shares held of
                  Name and Address                                                 Record Only






                   NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                  Primary A Shares
                  NationsBank                                                              96.12%
                  Texas (C)

                  Investor A Shares
                  Burgess Pigment Co.
                  P.O. Box 349 Deck Blvd.                                                   5.18%
                  Sandersville, GA  31082


         As of January 24, 1996, NationsBank Corporation and its affiliates owned of record more than 25% of the outstanding shares of the Trust acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of the Trust under the 1940 Act.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment grade securities.

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.


       BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.


         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B - Bond which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

       AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 -- Satisfactory capacity to pay principal and interest.


         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.



         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


         The following summarizes the three highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but, to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


         For commercial paper, D&P uses the short-term ratings described above.


         For commercial paper, Fitch uses the short-term ratings described above.


         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:



      AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

      AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


      A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

      TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

      TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

      TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

      TBW-4  --  The  lowest  rating  category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.



         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):


      AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

      AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

      A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


      BBB--Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the three highest short-term debt ratings used by IBCA:


       A1 - Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

      A2 -- Obligations supported by a good capacity for timely repayment.

                                   SCHEDULE B

                        ADDITIONAL INFORMATION CONCERNING

                                OPTIONS & FUTURES

         As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of the Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise price exceeds the value of the contract that is subject of the option.)

I.       Interest Rate Futures Contracts.

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The investment adviser ("Adviser") wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

         The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, expenses also would be incurred.

II.      Index Futures Contracts.

         A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

                HEDGE OBJECTION: PROTECT AGAINST INCREASING PRICE

         Portfolio                          Futures

                  -Day Hedge is Placed-

Anticipate Buying $62,500           Buying 1 Index Futures at 125

Equity Portfolio                    Value of Futures = $62,500/Contract

                  -Day Hedge is Lifted-

Buy Equity Portfolio with           Sell 1 Index Futures at 130

Actual Cost = $65,000               Value of Futures = $65,000/Contract

Increase in Purchase Price =$2,500          Gain on Futures = $2,500



                   HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

                   HEDGE OBJECTIVE: PROTECT AGAINST DECLINING

                             VALUE OF THE PORTFOLIO

Factors:

Value of Stock Portfolio = $1,000,000

Value of Futures Contract = 125 x $500 = $62,500

Portfolio Beta Relative to the Index - 1.0

         Portfolio                          Futures

                  -Day Hedge is Placed --

Anticipate Selling $1,000,000               Sell 16 Index Futures at 125

  Equity Portfolio                  Value of Futures = $1,000,000

                  -Day Hedge is Lifted --
Equity Portfolio-Own                Buy 16 Index Futures at 120

  Stock with Value = $960,000               Value of Futures = $960,000

  Loss in Portfolio Value = $40,000         Gain on Futures = $40,000



         If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

                HEDGE OBJECTIVE: PROTECT AGAINST INCREASING PRICE

         Portfolio                          Futures

                  -Day Hedge is Placed--

Anticipate Buying $62,500           Buying 1 Index Futures at 125

   Equity Portfolio                 Value of Futures = $62,500/Contract

                  -Day Hedge is Lifted--

Buy Equity Portfolio with           Sell 1 Index Futures at 120

   Actual Cost - $60,000            Value of Futures = $60,000/Contract

  Decrease in Purchase Price = $2,500       Loss on Futures = $2,500/Contract

                   HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

                   HEDGE OBJECTIVE: PROTECT AGAINST DECLINING

                             VALUE OF THE PORTFOLIO

Factors:

Value of Stock Portfolio = $1,000,000

Value of Futures Contract = 125 x $500 = $62,500

Portfolio Beta Relative to the Index = 1.0

         Portfolio                          Futures

                  -Day Hedge is Placed --

Anticipate Selling $1,000,000               Sell 16 Index Futures at 125

         Equity Portfolio           Value of Futures = $1,000,000

                           -Day Hedge is Lifted --

Equity Portfolio-Own                Buy 16 Index Futures at 130

   Stock with Value = $1,040,000               Value of Futures = $1,040,000

   Gain in Portfolio = $40,000                 Loss of Futures = $40,000

III.     Margin Payments.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.      Risks of Transactions in Futures Contracts.

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.       Options on Futures Contracts.

         The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

VI.      Accounting and Tax Treatment.

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

         Generally, futures contracts and options on futures contracts held by a Fund at the close of the Fund's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent (40%) of any gains or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent (60%) of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option (the "40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts and options. With respect to futures contracts to sell or options which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell or options will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such and certain options, a Fund may make an election which will except (in whole or in part) those identified futures contracts or options from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect to either (1) offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and not more than 40% of any net loss may be treated as short-term.

         Certain foreign currency contracts entered into by a Fund may be subject to the "marking-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts and options on futures contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         As described more full in the section of the SAI entitled "Additional Information Concerning Taxes," in order to qualify as a regulated investment company under the Code a Fund must derive less than 30% of its gross income from investments held for less than three months. With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                                   SCHEDULE C

                        ADDITIONAL INFORMATION CONCERNING

                           MORTGAGE-BACKED SECURITIES



MORTGAGE-BACKED SECURITIES

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

UNDERLYING MORTGAGES

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

                               NATIONS FUND TRUST

                                    FORM N-1A

PART C.  OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

(a)   Financial Statements:

      Included in Part A:

              Per Share Income and Capital Changes

      Included in Part B:

     Audited Financial Statements for the Nations Government Money Market, Nations Tax Exempt, Nations Value, Nations Capital Growth, Nations Emerging Growth, Nations Disciplined Equity, Nations Equity Index Fund, Nations Balanced Assets, Nations Short-Intermediate Government, Nations Short-Term Income, Nations Diversified Income, Nations Strategic Fixed Income, Nations Short-Term Municipal Income, Nations Municipal Income, Nations Intermediate Municipal Bond, Nations Florida Intermediate Municipal Bond, Nations Georgia Intermediate Municipal Bond, Nations Maryland Intermediate Municipal Bond, Nations North Carolina Intermediate Municipal Bond, Nations South Carolina Intermediate Municipal Bond, Nations Tennessee Intermediate Municipal Bond, Nations Texas Intermediate Municipal Bond, Nations Virginia Intermediate Municipal Bond, Nations Florida Municipal Bond, Nations Georgia Municipal Bond, Nations Maryland Municipal Bond, Nations North Carolina Municipal Bond, Nations South Carolina Municipal Bond, Nations Tennessee Municipal Bond, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Funds:


        Schedule of  Investments  for  November  30, 1995
        Statements  of Assets and  Liabilities  for  November  30, 1995
        Statements of Operations for the year ended November 30, 1995 Statements of Changes in Net Assets for the year ended November 30, 1995 Schedule of Capital Stock Activity for the year ended November 30, 1995 Financial Highlights
        Notes to  Financial  Statements
        Report of Independent Accountants, dated January 19, 1996.

 Included in Part C:

      Consent of Independent Accountants

(b)   Exhibits

      Exhibit
      Number

      (1)(a) Declaration of Trust dated May 6, 1985, is incorporated by reference to its Registration Statement, filed May 17, 1985.

      (1)(b) Certificate pertaining to classification of shares dated May 17, 1985, is incorporated by reference to its Registration Statement, filed May 17, 1985.

      (1)(c) Amendment dated July 27, 1987 to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 4 to its Registration Statement filed January 29, 1988.

      (1)(d) Amendment dated September 13, 1989 to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 8 to its Registration Statement filed March 16, 1990.

      (1)(e) Certificate pertaining to classification of shares dated August 24, 1990, is incorporated by Post-Effective Amendment No. 11, filed September 26, 1990.

      (1)(f) Certificate and Amendment to Declaration of Trust dated November 26, 1990 is incorporated by reference to Post-Effective Amendment No. 13, filed January 18, 1991.

      (1)(g) Certificate pertaining to classification of shares dated July 18, 1991 is incorporated by reference to Post-Effective Amendment No. 16, filed July 23, 1991.

      (1)(h) Amendment dated March 26, 1992 to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 19, filed March 30, 1992.

      (1)(i) Certificate relating to classification of shares is incorporated by reference to Amendment No. 19, filed March 30, 1992.

      (1)(j) Amendment to Declaration of Trust dated September 21, 1992, is incorporated by reference to Post-Effective Amendment No. 23, filed December 23, 1992.

      (1)(k) Certificate relating to the classification of shares and an Amendment to the Declaration of Trust dated March 26, 1993, is incorporated by reference to Post-Effective Amendment No. 27, filed May 27, 1993.

      (1)(l) Certificate relating to the establishment of money market funds' Investor C shares dated July 8, 1993, is incorporated by reference to Post-Effective Amendment No. 29, filed September 30, 1993.

      (1)(m) Certificate relating to the establishment of Equity Index, Short-Term Municipal Income, Florida Municipal Bond, Georgia Municipal Bond, North Carolina Municipal Bond, South Carolina Municipal Bond, Tennessee Municipal Bond, Texas Municipal Bond and Virginia Municipal Bond Funds dated September 22, 1993, is incorporated by reference to Post-Effective Amendment No. 29, filed September 30, 1993.

      (1)(n) Form of Certificate relating to the establishment of the Special Equity Fund is incorporated by reference to Post-Effective Amendment No. 30, filed, December 1, 1993.

      (1)(o) Certificate relating to the redesignation of Investor B Shares and Investor C Shares of the non-money market funds to "Investor C Shares" and "Investor N Shares," respectively, is incorporated by reference by Post-Effective Amendment No. 32, filed March 29, 1994.

      (1)(p) Certificate relating to the Classification of Shares of the Money Market Fund and the Tax Exempt Fund creating "Investor D Shares", is incorporated by reference to Post-Effective Amendment No. 36, filed January 31, 1995.

      (1)(q) Form of Classification of Shares relating to the renaming of the Nations Special Equity Fund is incorporated by reference to Post-Effective Amendment No. 36, filed January 31, 1995.

      (1)(r) Certificate relating to the establishment of the Nations Tax-Managed Equity Fund's Series of Shares is incorporated by reference to Post-Effective Amendment No. 40, filed October 20, 1995.

      (2)(a) Amended and Restated Code of Regulations as approved and adopted by Registrant's Board of Trustees is incorporated by reference to Pre-Effective Amendment No. 2, filed October 4, 1985.

      (2)(b) Amendment to the Code of Regulations as approved and adopted by Registrant's Board of Trustees on June 24, 1992, is incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1992.

      (3)      None.

      (4)(a)   Specimen copies of share certificates, to be filed by amendment.

      (5)(a) Master Investment Advisory Agreement between Registrant and C&S/Sovran Trust Company (Georgia), N.A., dated December 20, 1991, relating to the Money Market Fund, Government Fund, Tax Exempt Fund, Value Fund, Income Equity Fund, Short-Intermediate Government Fund, Managed Bond Fund, Municipal Income Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 19, filed March 30, 1992.

      (5)(b) Amendment to the Master Investment Advisory Agreement, dated June 30, 1992, among Registrant and NationsBank of Georgia, N.A. ("NationsBank Georgia"), and NationsBank of North Carolina, N.A. ("NationsBank North Carolina"), is incorporated by reference to Post-Effective Amendment No. 23, filed December 23, 1992.

      (5)(c) Investment Advisory Agreement between Registrant and NationsBank North Carolina, dated September 28, 1992, relating to the Capital Growth Fund, Emerging Growth Fund, Balanced Assets Fund, Short-Term Income Fund, Adjustable Rate Government Fund, Diversified Income Fund, Strategic Fixed Income Fund, Mortgage-Backed Securities Fund, Florida Municipal Bond Fund, North Carolina Municipal Bond Fund and Texas Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 23, filed December 23, 1992.

      (5)(d) Amendment No. 1 dated February 3, 1993, to the Investment Advisory Agreement between Registrant and NationsBank North Carolina dated September 28, 1992, relating to the Tennessee
               Municipal Bond Fund and Intermediate Municipal Bond Fund, incorporated by reference to its Registration Statement, filed March 26, 1993.

      (5)(e) Form of Amendment No. 2 to the Investment Advisory Agreement between Registrant and NationsBank relating to the Equity Index Fund, Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 29, filed September 30, 1993.

      (5)(f) Form of Amendment No. 3 to the Investment Advisory Agreement between Registrant and NationsBank relating to the Special Equity Fund is incorporated by reference to Post-Effective Amendment No. 30, filed December 1, 1993.

      (5)(g) Form of Amendment No. 4 to the Investment Advisory Agreement relating to Nations Disciplined Equity Fund is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

      (5)(h) Form of Amendment No. 5 to the Investment Advisory Agreement relating to Nations Tax-Managed Equity Fund is incorporated by reference to Post-Effective Amendment No. 40, filed October 20, 1995.

      (5)(i) Investment Advisory Agreement between NationsBanc Advisors, Inc., ("NBAI") and the Registrant is incorporated by reference to Post-Effective Amendment No. 41, filed January 29, 1996.

      (5)(j) Sub-Investment Advisory Agreement between TradeStreet Investment Associates, Inc. ("TradeStreet") and the Registrant is incorporated by reference to Post-Effective Amendment No. 41, filed January 29, 1996.

      (6)(a) Amended and Restated Distribution Agreement, dated March 19, 1992, between Registrant and TBC Funds Distributor, Inc. relating to the Money Market Fund, Government Fund, Tax Exempt Fund, Value Fund, Income Equity Fund, Managed Bond Fund, Short-Intermediate Government Fund, Municipal Income Fund, Virginia Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund and South Carolina Municipal Bond Fund with respect to Investor A Shares, Investor B Shares, Primary A Shares and Trust B Shares, is incorporated by reference to Post-Effective Amendment No. 22, filed April 6, 1992.

      (6)(b)   Amendment  No. 1 dated  September  28,  1992 to the  Amended  and
               Restated Distribution Agreement dated March 19, 1992, between Registrant and Funds Distributor, Inc. regarding the addition of the Nations Capital Growth Fund, Balanced Assets Fund, Short-Term Income Fund, Adjustable Rate Government Fund, Diversified Income Fund, Strategic Fixed Income Fund, Mortgage-Backed Securities Fund, Florida Municipal Bond Fund, North Carolina Municipal Bond Fund and Texas Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

      (6)(c) Amendment No. 2 dated February 3, 1993, to the Amended and Restated Distribution Agreement dated March 19, 1992, between Registrant and Funds Distributor, Inc. relating to the Tennessee Municipal Bond Fund and Intermediate Municipal Bond Fund and the Money Market Funds' Investor B Shares and Non-Money Market Funds' Investor C Shares of the Registrant, is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

      (6)(d) Distribution Agreement between Stephens Inc. and Registrant for all classes of shares of Nations Fund Trust is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

      (6)(e)  Forms  of  Broker-Dealer   and  Bank  Agreements  with  TBC  Funds
              Distributor, Inc. are incorporated by reference to Post-Effective Amendment No. 19, filed March 30, 1992.

      (7)      None.

      (8)(a) Custodian Services Agreement between Registrant and Provident National Bank, dated December 3, 1990, is incorporated by reference to Post-Effective Amendment No. 15, filed May 24, 1991.

      (8)(b) Amendment dated July 11, 1991, to Custodian Services Agreement dated December 3, 1990, between Registrant and Provident National Bank to add the Short-Intermediate Government Fund, is incorporated by reference to Post-Effective Amendment No. 22, filed April 6, 1992.

      (8)(c) Amendment to Custodian Services Agreement between Registrant and Provident National Bank to add the Georgia Municipal Bond Fund and the South Carolina Municipal Bond Fund with related fee letter is incorporated by reference to Post-Effective Amendment No. 19, filed March 30, 1992.

      (8)(d) Fee Letter dated July 1, 1992, with regard to the Custodian Services Agreement between Registrant and Provident National Bank relating to the Value Fund, Income Equity Fund, Short-Intermediate Government Fund, Managed Bond Fund, Nations Municipal Income Fund, Maryland Municipal Bond Fund, Virginia Municipal Bond Fund, Georgia Municipal Bond Fund and South Carolina Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 23, filed December 23, 1992.

      (8)(e) Mutual Fund Custody Agreement between Registrant and NationsBank of Texas, N.A. ("NationsBank Texas"), dated June 26, 1992, relating to the Money Market Fund, Government Fund, Tax Exempt Fund, Balanced Assets Fund, Short-Term Income Fund, Diversified Income Fund, Capital Growth Fund, Emerging Growth Fund, Adjustable Rate Government Fund, Strategic Fixed Income Fund, Mortgage-Backed Securities Fund, North Carolina Municipal Bond Fund, Florida Municipal Bond Fund and Texas Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 23, filed December 23, 1992.

      (8)(f) Amendment No. 1 dated February 3, 1993, to the Mutual Fund Custody Agreement dated June 26, 1992 between Registrant and NationsBank Texas, relating to the addition of Tennessee Municipal Bond Fund and Intermediate Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

   (8)(f)(i) Amendment No. 2 to the Mutual Fund Custody Agreement between Registrant and NationsBank relating to the Equity Index Fund, Short-Term Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond

               Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.


   (8)(f)(ii) Form of Amendment No. 3 to the Mutual Fund Custody Agreement between Registrant and NationsBank Texas relating to the Special Equity Fund is incorporated by reference to Post-Effective Amendment No. 31, filed January 31, 1994.

   (8)(f)(iii) Form of  Amendment  No. 4 to the Mutual  Fund  Custody  Agreement
               between the Registrant and NationsBank Texas relating to the Nations Tax-Managed Equity fund is incorporated by reference to Post-Effective Amendment No. 40, filed October 20, 1995.

      (8)(g) Form of Global Sub-Custody Agreement between Registrant, The Chase Manhattan Bank and NationsBank Texas is incorporated by reference to Post-Effective Amendment No. 31, filed January 31, 1994.

      (9)(a) Amended and Restated Administration Agreement dated July 1, 1992, and related Fee Letter between Registrant and The Boston Company Advisors, Inc., is incorporated by reference to Post-Effective Amendment No. 23, filed December 23, 1992.

      (9)(b) Amendment No. 1 dated February 3, 1993, to the Amended and Restated Administration Agreement, dated July 1, 1992, between Registrant and The Boston Company Advisors, Inc. relating to the Tennessee Municipal Bond Fund and Intermediate Municipal Bond Fund and the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares of the Registrant, is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

      (9)(c) Form of Amendment No. 2 to the Amended and Restated Administration Agreement dated July 1, 1992, is incorporated by reference to Post-Effective Amendment No. 31, filed January 31, 1994.

      (9)(d) Administration Agreement between Stephens Inc. and Registrant is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

      (9)(e)   Co-Administration  Agreement between The Boston Company Advisors,
               Inc.   and   Registrant   is   incorporated   by   reference   to
               Post-Effective Amendment No. 37, filed March 31, 1995.

      (9)(f) Shareholder Administration Agreement for Trust B Shares is incorporated by reference to Post-Effective Amendment No. 41, filed January 29, 1996.

      (9)(g) Shareholder Administration Agreement for Primary B Shares for the Registrant, Nations Fund, Inc. and Nations Portfolios, Inc. incorporated by reference to Post-Effective Amendment No. 41, filed January 29, 1996.

      (9)(h) Amended Fee Letter dated December 1, 1992, among Registrant, The Boston Company Advisors, Inc. and Nations Fund, Inc., is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

      (9)(i) Transfer Agency and Registrar Agreement dated April 25, 1992, between Registrant and The Shareholder Services Group, Inc., relating to the Investor Shares, is incorporated by reference to Post-Effective Amendment No. 22, filed April 6, 1992.

      (9)(j) Amendment No. 1 dated September 28, 1992, to the Transfer Agency and Registrar Agreement between Registrant and The Shareholder Services Group, Inc. dated April 25, 1992, relating to the Investor Shares of Capital Growth Fund, Emerging Growth Fund, Balanced Assets Fund, Short-Term Income Fund, Diversified Income Fund, Strategic Fixed Income Fund, Mortgage-Backed Securities Fund, Florida Municipal Bond Fund, North Carolina Municipal Bond Fund and Texas Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 23, filed December 23, 1992.

      (9)(k) Amendment No. 2 dated February 3, 1993, to the Transfer Agency and Registrar Agreement between Registrant and The Shareholder Services Group, Inc. dated April 25, 1992, relating to the Tennessee Municipal Bond Fund, Intermediate Municipal Bond Fund and the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares of the Registrant, is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

      (9)(l) Amendment No. 3 to the Transfer Agency and Registrar Agreement between Registrant and The Shareholder Services Group, Inc. dated April 25, 1992, relating to the Money Market Funds Investor C
               Shares of the Registrant, is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

      (9)(m) Amendment No. 4 to the Transfer Agency and Registrar Agreement between Registrant and The Shareholder Services Group, Inc., relating to the Equity Index Fund, the Florida Municipal Bond Fund, the Georgia Municipal Bond Fund, the Maryland Municipal Bond Fund, the North Carolina Municipal Bond Fund, the South Carolina Municipal Bond Fund, the Tennessee Municipal Bond Fund, the Texas Municipal Bond Fund and the Virginia Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

      (9)(n) Amendment No. 5 to the Transfer Agency and Registrar Agreement between Registrant and The Shareholder Services Group, Inc., relating to the Special Equity Fund, is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

      (9)(o) Amendment No. 6 to the Transfer Agency and Registrar Agreement between Registrant and The Shareholder Services Group, Inc., relating to the Nations Special Equity, Intermediate Municipal Bond, Short-Term Municipal Income, Tennessee Intermediate Municipal Bond, Texas Intermediate Municipal Bond, Florida Municipal Bond, Georgia Municipal Bond, Maryland Municipal Bond, North Carolina Municipal Bond, South Carolina Municipal Bond, Tennessee Municipal Bond, Texas Municipal Bond and Virginia Municipal Bond Funds, is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

     (9)(o)(i) Form of Amendment No. 7 to the Transfer Agency and Registrar Agreement between Registrant and The Shareholders Services Group, Inc., relating to the Nations Tax-Managed Equity Fund is incorporated by reference to Post-Effective Amendment No. 40, filed on October 20, 1995.

      (9)(p) Transfer Agency Agreement between Registrant and NationsBank Texas, dated April 25, 1992, relating to the Trust Shares of Government, Tax Exempt, Money Market, Income, Equity, Value, Managed Bond, Municipal Income, Georgia Municipal Bond, Maryland Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and Short-Intermediate Government Funds, is incorporated by reference to Post-Effective Amendment No. 22, filed April 6, 1992.

      (9)(q) Amendment No. 1 dated September 28, 1992, to the Transfer Agency Agreement between Registrant and NationsBank Texas, dated April 25, 1992, relating to the Trust Shares of Capital Growth Fund Emerging Growth Fund, Balanced Assets Fund, Short-Term Income Fund, Adjustable Rate Government Fund, Diversified Income Fund, Strategic Fixed Income Fund, Mortgage-Backed Securities Fund, Florida Municipal Bond Fund, North Carolina Municipal Bond Fund and Texas Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

      (9)(r) Amendment No. 2 dated February 3, 1993, to the Transfer Agency Agreement between Registrant and NationsBank Texas, dated April 25, 1992, relating to the Tennessee Municipal Bond Fund and
               Municipal Income Fund, is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

      (9)(s) Amendment No. 3 to the Transfer Agency Agreement relating to Equity Index Fund, Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee
               Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 29, filed September 30, 1993.

     (9)(s)(i) Amendment No. 4 to the Transfer Agency Agreement relating to Nations Tax-Managed Equity Fund is incorporated by reference to Post-Effective Amendment No. 40, filed October 20, 1995.

     (9)(t) Cross Indemnification Agreement dated July 30, 1992, by and between the Registrant and Hatteras Funds, Inc. d/b/a Nations Fund Portfolios, is incorporated by reference to Post-Effective Amendment No. 23, filed December 23, 1992.

     (9)(t)(i) Cross Indemnification Agreement dated June 27, 1995, between the Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc. incorporated by reference to Post-Effective Post-Effective Amendment No. 39, filed September 28, 1995.

      (9)(u) Amended and Restated Shareholder Services . relating to Primary B Shares, is incorporated by reference to Post-Effective Amendment No. 22, filed April 6, 1992.

      (9)(v) Form of Shareholder Servicing Agreement relating to Primary B Shares is incorporated by reference to Post-Effective Amendment No. 27, filed May 27, 1993.

      (9)(w) Shareholder Servicing Plan for Investor A Shares is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

      (9)(x) Forms of Shareholder Servicing Agreement for Investor A Shares are incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

      (9)(y) Shareholder Servicing Plan for Investor B Shares of the money market funds and Investor C Shares (formerly Investor B Shares) of the non-money market funds, is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

      (9)(z) Forms of Shareholder Servicing Agreement for Investor B Shares of the money market funds and Investor C Shares (formerly Investor B Shares) of the non-money market funds, are incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

      (9)(aa) Shareholder Servicing Plan for Investor C Shares of the money market funds and Investor N Shares (formerly Investor C Shares) of the non-money market funds, is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

      (9)(bb) Forms of Shareholder Servicing Agreement for Investor C Shares of the money market funds and Investor N Shares (formerly Investor C Shares) of the non-money market funds are incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

     (10)      Opinion and Consent of Counsel is filed herewith.

     (11) Consent of Independent Accountants (Price Waterhouse LLP) is filed herewith.

    (12)       N/A

    (13)       N/A

    (14)(a) Prototype Individual Retirement Account Plan, is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

    (15)(a) Amended and Restated Shareholder Servicing and Distribution Plan Pursuant to Rule 12b-1 for Investor A Shares is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (15)(b) Form of Sales Support Agreement for Investor A Shares is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (15)(c) Amended and Restated Distribution Plan for Investor B Shares of the money market funds and Investor C Shares (formerly Investor B Shares) of the non-money market funds, is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (15)(d) Form of Sales Support Agreement for Investor B Shares of the money market funds and Investor C Shares (formerly Investor B Shares) of the non-money market funds is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (15)(e) Distribution Plan for Investor N Shares (formerly Investor C Shares) of the non-money market funds is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (15)(f) Form of Sales Support Agreement for Investor N Shares (formerly Investor C Shares) of the non-money market funds) is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (15)(g)    Shareholder   Administration   Plan  for   Primary  B  Shares  is
               incorporated by reference to Post-Effective Amendment No. 41, filed January 29, 1996.

    (16)(a) Schedules for Computation of Primary A Shares is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

    (16)(b) Schedules for Computation of Primary B Shares shall be filed by Amendment.

    (16)(c) Schedules for Computation of Investor A Shares is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

    (16)(d)    Schedules for Computation of Investor C Shares (formerly Investor
               B  Shares)  is  incorporated   by  reference  to   Post-Effective
               Amendment No. 37, filed March 31, 1995.

    (16)(e)    Schedules for Computation of Investor N Shares (formerly Investor
               C  Shares)  is  incorporated   by  reference  to   Post-Effective
               Amendment No. 37, filed March 31, 1995.

    (16)(f) Schedules for Computation of Investor D Shares to be filed by amendment.

     (17)      N/A

     (18) Revised Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated by reference to Post-Effective Amendment No. 39, filed September 28, 1995.

Item 25.   Persons Controlled By or Under Common Control with Registrant

                  Registrant is controlled by its Board of Trustees.

Item 26.   Number of Holders of Securities

                  The following information is as of: February, 29 1996

                                                                   Number of
Title of Class                                                   Record Holders

Nations Government Money Market Fund        - Investor A             211
                                            - Investor B              39
                                            - Investor C              34
                                            - Investor D               1
                                            - Primary A            3,330
                                            - Primary B               71




Nations Tax Exempt Fund                    - Investor A            3,035
                                           - Investor B              239
                                           - Investor C              405
                                           - Investor D                1
                                           - Primary A             6,838
                                           - Primary B                81

Nations Value Fund                         - Investor A            2,744
                                           - Investor C              237
                                           - Investor N            7,782
                                           - Primary A             4,700

                                           - Primary B                 0

Nations Capital Growth Fund                - Investor A            1,495
                                           - Investor C              200
                                           - Investor N            4,268
                                           - Primary A             3,000
                                           - Primary B                 0

Nations Emerging Growth Fund               - Investor A              934
                                           - Investor C               71
                                           - Investor N            4,375
                                           - Primary A             1,343
                                           - Primary B                 0

Nations Disciplined Equity Fund            - Investor A              432
                                           - Investor C               30
                                           - Investor N            1,791
                                           - Primary A               375
                                           - Primary B                 0

Nations Equity Index Fund                  - Primary A               265
                                           - Primary B                 0
                                           - Investor A                0

Nations Balanced Assets Fund               - Investor A              534
                                           - Investor C               71
                                           - Investor N            4,239
                                           - Primary A               229
                                           - Primary B                 0

Nations Short-Intermediate                 - Investor A            1,444
Government Fund                            - Investor C              433
                                           - Investor N              671
                                           - Primary A             2,030
                                           - Primary B                 0

Nations Short-Term Income Fund             - Investor A              134
                                           - Investor C              143
                                           - Investor N              545
                                           - Primary A             1,162
                                           - Primary B                 0

Nations Diversified Income Fund             - Investor A             521
                                            - Investor C             157
                                            - Investor N           4,476
                                            - Primary A              101
                                            - Primary B                0

Nations Strategic Fixed Income              - Investor A             318
Fund                                        - Investor C              12
                                            - Investor N             141
                                            - Primary A            3,061
                                            - Primary B                0

Nations Municipal Income Fund               - Investor A             300
                                            - Investor C              73
                                            - Investor N             438
                                            - Primary A              508
                                            - Primary B                0

Nations Intermediate Municipal              - Investor A              36
Bond Fund                                   - Investor C               8
                                            - Investor N              44
                                            - Primary A              524
                                            - Primary B                0

Nations Short-Term Municipal                - Investor A              31
Income Fund                                 - Investor C              18
                                            - Investor N             174
                                            - Primary A              577
                                            - Primary B                0

Nations Florida Intermediate                - Investor A              59
Municipal Bond Fund                         - Investor C              11
                                            - Investor N             134
                                            - Primary A              294
                                            - Primary B                0

Nations Georgia Intermediate                - Investor A             196
Municipal Bond Fund                         - Investor C              53
                                            - Investor N             186
                                            - Primary A              242
                                            - Primary B                0

Nations Maryland Intermediate               - Investor A             349
Municipal Bond Fund                         - Investor C              78
                                            - Investor N             230

                                            - Primary A              368
                                            - Primary B                0

Nations North Carolina Intermediate         - Investor A             124
Municipal Bond Fund                         - Investor C              33
                                            - Investor N             232
                                            - Primary A              143
                                            - Primary B                0

Nations South Carolina Intermediate         - Investor A             190
Municipal Bond Fund                         - Investor C             120
                                            - Investor N             217
                                            - Primary A              242
                                            - Primary B                0

Nations Tennessee Intermediate              - Investor A              82
Municipal Bond Fund                         - Investor C               2
                                            - Investor N              85
                                            - Primary A               47
                                            - Primary B                0

Nations Texas Intermediate                  - Investor A              23
Municipal Bond Fund                         - Investor C               3
                                            - Investor N             107
                                            - Primary A              187
                                            - Primary B                0

Nations Virginia Intermediate               - Investor A             954
Municipal Bond Fund                         - Investor C             141
                                            - Investor N             435
                                            - Primary A              773
                                            - Primary B                0

Nations Virginia Municipal Bond             - Investor A              26
Fund                                        - Investor C               3
                                            - Investor N             568
                                            - Primary A               38
                                            - Primary B                0

Nations Maryland Municipal Bond             - Investor A              18
Fund                                        - Investor C               2
                                            - Investor N             375
                                            - Primary A               30
                                            - Primary B                0

Nations North Carolina Municipal             - Investor A             27
Bond Fund                                    - Investor C              2
                                             - Investor N            767
                                             - Primary A              25
                                             - Primary B               0

Nations South Carolina Municipal             - Investor A             21
Bond Fund                                    - Investor C              4
                                             - Investor N            297
                                             - Primary A              27
                                             - Primary B               0

Nations Florida Municipal Bond Fund          - Investor A             20
                                             - Investor C              3
                                             - Investor N            577
                                             - Primary A              93
                                             - Primary B               0

Nations Georgia Municipal Bond Fund          - Investor A             12
                                             - Investor C              3
                                             - Investor N            353
                                             - Primary A              26
                                             - Primary B               0

Nations Tennessee Municipal Bond             - Investor A             14
Fund                                         - Investor C              3
                                             - Investor N            179
                                             - Primary A              10
                                             - Primary B               0

Nations Texas Municipal Bond Fund            - Investor A             18
                                             - Investor C              3
                                             - Investor N            326
                                             - Primary A              37
                                            - Primary B               0

Item 27. Indemnification

        Article IX, Section 9.3 of Registrant's Declaration of Trust, incorporated by reference as Exhibit (1)(a) hereto, provides for the indemnification of Registrant's trustees and employees. Indemnification of Registrant's administrator, principal underwriter, custodian, and transfer agent is provided for, respectively, in:

              1.    Administration Agreement with Stephens Inc.;

              2.    Co-Administration   Agreement   with  First  Data  Investors
                    Services Group, Inc. (formerly, The Shareholder Services Group, Inc.);

              3.    Distribution Agreement with Stephens Inc.;

              4.    Mutual Fund Custody Agreement with NationsBank Texas;

              5.    Transfer Agency Agreement with NationsBank Texas; and

              6. Transfer Agency and Registrar Agreement with First Data Investors Services Group, Inc. (formerly, The Shareholder Services Group, Inc.)

              The Registrant has entered into a Cross Indemnification Agreement with Nations Fund, Inc. (the "Company") and Nations Fund Portfolios, Inc.("Portfolios"), dated June 27, 1995. The Company and or Portfolios will indemnify and hold harmless the Trust against any losses, claims, damages or liabilities, to which the Trust may become subject, under the Securities Act of 1933 (the "Act") and the Investment Company Act of 1940 (the "1940 Act") insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectuses, any Preliminary Prospectuses, the Registration Statements, any other Prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Primary By the Company and/or Portfolios expressly for use therein; and will reimburse the Trust for any legal or other expenses reasonably incurred by the Trust in connection with investigating or defending any such action or claim; provided, however, that the Company and/or Portfolios shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Company and/or Portfolios by the Trust expressly for use in the Offering Documents.

              Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

              Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his reckless disregard of the duties involved in the conduct of his/her office or arising under his/her agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the 1940 Act, as amended, in connection with any indemnification.

              Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.      Business and Other Connections of Investment Adviser

         (a) To the knowledge of Registrant, none of the directors or officers of NBAI, the adviser to the Registrant's portfolios, or TradeStreet, the sub-investment adviser, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of NBAI or TradeStreet, respectively, or other subsidiaries of NationsBank Corporation.

         (b) NBAI performs investment advisory services for the Registrant and certain other customers. NBAI is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by NBAI with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-49874).

         (c) TradeStreet performs sub-investment advisory services for the Registrant and certain other customers. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the sub-investment adviser is incorporated by reference to Form filed by TradeStreet with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-50372).

Item 29.      Principal Underwriter

      (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for the Overland Express Funds, Inc., Stagecoach Inc., Stagecoach Funds, Inc. and Stagecoach Trust and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., the Nations Government Income Term Trust 2003, Inc., the Nations Government Income Term Trust 2004, Inc. and the Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

      (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file #501-15510).

      (c)     Not applicable.

Item 30.      Location of Accounts and Records

      (1) NBAI, One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as Investment Adviser).

      (2) TradeStreet, One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as sub-adviser).

      (3) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its function as Distributor).

      (4) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its function as Administrator).

      (5)  First  Data  Investors  Services  Group,  Inc.  (formerly,   The
        Shareholder   Services  Group,   Inc.),  One  Exchange  Place,   Boston,
        Massachusetts    02109   (records    relating   to   its   function   as
        Co-Administrator and Transfer Agent).

      (6) NationsBank Texas, 1401 Elm Street, Dallas, Texas 75202 (records relating to its function as Sub-Transfer Agent and Custodian).
                                       19

Item 31.      Management Services

      Inapplicable.

Item 32.      Undertakings

      (a) Registrant undertakes to call a meeting for the purpose of voting upon the question or removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of a Fund's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act, as amended, relating to shareholder communications.

      (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's most recent annual report to shareholder upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 19th day of March, 1996.

                                       NATIONS FUND TRUST

                                       By:                  *
                                                  A. Max Walker
                                                  President and Chairman
                                                  of the Board of Trustees

                                       By:   /s/ Richard H. Blank, Jr.
                                                  Richard H. Blank, Jr.
                                                  *Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


          SIGNATURES                                    TITLE                                 DATE

                *                              President and Chairman                  March 19, 1996
----------------------------------            of the Board of Trustees
(A. Max Walker)                              (Principal Executive Officer)

                *                                     Treasurer                        March 19, 1996
----------------------------------                   Vice President
(Richard H. Rose)                                (Principal Financial and
                                                    Accounting Officer)

                *                                      Trustee                         March 19, 1996
----------------------------------
(Edmund L. Benson, III)

                *                                      Trustee                         March 19, 1996
----------------------------------
(James Ermer)

                *                                      Trustee                         March 19, 1996
----------------------------------
(William H. Grigg)

                *                                      Trustee                         March 19, 1996
----------------------------------
(Thomas F. Keller)

                *                                      Trustee                         March 19, 1996
----------------------------------
(Carl E. Mundy, Jr.)

                *                                      Trustee                         March 19, 1996
----------------------------------
(Charles B. Walker)

                *                                      Trustee                         March 19, 1996
----------------------------------
(Thomas S. Word)

  /s/ Richard H. Blank, Jr.
Richard H. Blank, Jr.
*Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit                                                       Page
Number                   Description                          Number


EX-99.B10        OPIN COUNS

EX-99.B11        OTH CONSNT